UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

AZL® BlackRock Capital Appreciation Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015 the AZL® BlackRock Capital Appreciation Fund returned 6.23%. That compared to a 5.67% total return for its benchmark, the Russell 1000® Growth Index1.

Volatility and lackluster returns marked the 12-month period in U.S. equities, although stocks rebounded strongly in the final three months of the year.

Equities spent much of the calendar year bouncing between gains and losses in response to macroeconomic headlines. In particular, investors focused on sluggish global growth, a surprise currency devaluation by China in late summer, persistent uncertainty about the timing of the Federal Reserve’s (the Fed) decision to raise interest rates, and the combined impact of weak commodity prices (especially oil) and a strong U.S. dollar.

By contrast, the relative strength of the U.S. economy helped support U.S. equities and ultimately permitted the Fed to raise interest rates for the first time in nearly a decade. The labor market, the housing market and the U.S. consumer were all bright spots in the domestic landscape. Companies outside of the energy sector added to the positive momentum with respectable earnings reports and strong balance sheets. Companies were in good enough shape to raise dividends, pursue share buy-back programs and raise the level of merger and acquisition activity to record-breaking levels.

The Fund outperformed its benchmark during the 12-month period. The largest contributor to relative performance at the sector level was an overweight position in consumer discretionary stocks, particularly Internet and catalog retailers. The top individual contributor was a streaming media company whose shares outperformed during the year thanks to growth in global subscriptions that exceeded expectations.*

Stock selection in the technology sector also added to relative performance. Overweight positions in a social networking company and a technology conglomerate boosted returns as both companies showed accelerating growth. Holdings of an off-benchmark private technology firm added to results as well.*

A number of specific holdings dragged on relative returns. Shares of an off-benchmark search engine company underperformed as its stake in a Chinese e-commerce company lost value. An overweight position in a media company also dragged on the Fund’s performance early in the period as investors worried about the impact of foreign exchange on the company’s future earnings. The holding dragged on returns later in the period as well, this time in step with the broader media industry, which suffered from growing concerns about the sustainability of the cable bundling model. Additionally, a larger-than-benchmark position in a railroad company dragged on relative results, as its shares underperformed due to declining rail volumes, particularly in terms of coal and metals.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that the Subadviser believes have exhibited above-average growth rates in earnings over the long term.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1	3	5	10
	Year	Year	Year	Year
AZL® BlackRock Capital Appreciation Fund	6.23%	15.65%	9.84%	6.35%
Russell 1000® Growth Index	5.67%	16.83%	13.53%	8.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Capital Appreciation Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL BlackRock Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,003.60	$5.05	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,020.15	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	39.3%
Consumer Discretionary	20.7
Health Care	18.2
Consumer Staples	8.3
Financials	5.5
Industrials	3.4
Materials	3.0
Telecommunication Services	1.0
Energy	0.5

Total Common Stocks and Preferred Stocks	99.9
Securities Held as Collateral for Securities on Loan	14.4
Money Market	0.3

Total Investment Securities	114.6
Net other assets (liabilities)	(14.6)

Net Assets	100.0%

3

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.3%):
Airlines (2.1%):
212,891	Delta Air Lines, Inc.	$10,791,445

Auto Components (1.3%):
79,719	Delphi Automotive plc	6,834,310

Beverages (4.0%):
91,251	Anheuser-Busch InBev NV, ADR^	11,406,375
65,630	Constellation Brands, Inc., Class A	9,348,337

		20,754,712

Biotechnology (10.1%):
114,852	AbbVie, Inc.	6,803,832
48,375	Biogen Idec, Inc.*	14,819,681
30,394	Celgene Corp.*	3,639,985
98,632	United Therapeutics Corp.*^	15,446,759
83,406	Vertex Pharmaceuticals, Inc.*	10,494,977

		51,205,234

Chemicals (3.0%):
42,643	Ecolab, Inc.	4,877,506
39,641	Sherwin Williams Co.	10,290,804

		15,168,310

Diversified Financial Services (3.7%):
100,135	Berkshire Hathaway, Inc., Class B*^	13,221,825
58,044	Moody’s Corp.^	5,824,135

		19,045,960

Food & Staples Retailing (3.3%):
54,237	Costco Wholesale Corp.	8,759,276
80,595	CVS Health Corp.	7,879,773

		16,639,049

Food Products (1.0%):
65,744	Mead Johnson Nutrition Co.^	5,190,489

Health Care Providers & Services (2.5%):
108,767	UnitedHealth Group, Inc.	12,795,350

Hotels, Restaurants & Leisure (2.8%):
15,014	Chipotle Mexican Grill, Inc.*^	7,204,468
28,516	Domino’s Pizza, Inc.^	3,172,405
66,009	Starbucks Corp.	3,962,520

		14,339,393

Internet & Catalog Retail (9.4%):
32,224	Amazon.com, Inc.*	21,779,879
115,925	Netflix, Inc.*^	13,259,502
151,433	TripAdvisor, Inc.*^	12,909,663

		47,949,044

Internet Software & Services (16.6%):
48,052	Alphabet, Inc., Class A*	37,384,936
303,859	Facebook, Inc., Class A*	31,801,883
17,619	LinkedIn Corp., Class A*	3,965,685
563,100	Tencent Holdings, Ltd.^	10,985,336

		84,137,840

IT Services (8.7%):
50,340	Alliance Data Systems Corp.*^	13,922,534
89,191	MasterCard, Inc., Class A	8,683,636
284,196	Visa, Inc., Class A^	22,039,399

		44,645,569

Life Sciences Tools & Services (1.1%):
30,289	Illumina, Inc.*^	5,813,822

Shares or Principal Amount		Fair Value
Common Stocks, continued
Media (2.2%):
267,948	Liberty Global plc, Class A*	$11,350,277

Oil, Gas & Consumable Fuels (0.5%):
25,940	Concho Resources, Inc.*	2,408,788

Pharmaceuticals (4.5%):
23,275	Allergan plc*	7,273,438
108,643	Perrigo Co. plc	15,720,642

		22,994,080

Real Estate Investment Trusts (REITs) (1.8%):
107,680	Crown Castle International Corp.	9,308,936

Road & Rail (1.3%):
83,674	Union Pacific Corp.	6,543,307

Semiconductors & Semiconductor Equipment (1.1%):
67,160	NXP Semiconductors NV*	5,658,230

Software (6.7%):
141,894	Activision Blizzard, Inc.^	5,492,717
137,154	Mobileye NV*^	5,798,871
192,955	Salesforce.com, Inc.*^	15,127,671
100,673	Workday, Inc., Class A*^	8,021,625

		34,440,884

Specialty Retail (3.3%):
80,041	Home Depot, Inc. (The)	10,585,422
77,190	Restoration Hardware Holdings, Inc.*^	6,132,746

		16,718,168

Technology Hardware, Storage & Peripherals (4.6%):
223,708	Apple, Inc.	23,547,504

Textiles, Apparel & Luxury Goods (1.7%):
141,023	Nike, Inc., Class B	8,813,938

Wireless Telecommunication Services (1.0%):
49,016	SBA Communications Corp., Class A*	5,150,111

Total Common Stocks (Cost $416,128,252)		502,244,750

Preferred Stock (1.6%):
Internet Software & Services (1.6%):
841,419	Palantir Technologies, Inc., Series I, 0.00%*(a)(b)	8,027,137

Total Preferred Stock (Cost $5,157,898)		8,027,137

Securities Held as Collateral for Securities on Loan (14.4%):
$73,757,583	AZL BlackRock Capital Appreciation Fund Securities Lending Collateral Account(c)	73,757,583

Total Securities Held as Collateral for Securities on Loan (Cost $73,757,583)		73,757,583

Unaffiliated Investment Company (0.3%):
1,601,332	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	1,601,332

Total Unaffiliated Investment Company (Cost $1,601,332)		1,601,332

Total Investment Securities (Cost $496,645,065)(e) — 114.6%		585,630,802
Net other assets (liabilities) — (14.6)%		(74,685,759)

Net Assets — 100.0%		$510,945,043

Continued

4

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $71,656,658.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 1.57% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 1.57% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL BlackRock Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$496,645,065

Investment securities, at value*	$585,630,802
Interest and dividends receivable	85,732
Foreign currency, at value (cost $58)	58
Receivable for investments sold	5,636,578
Reclaims receivable	318

Total Assets	591,353,488

Liabilities:
Payable for investments purchased	5,539,282
Payable for capital shares redeemed	445,166
Payable for collateral received on loaned securities	73,757,583
Manager fees payable	307,873
Administration fees payable	12,412
Distribution fees payable	109,954
Custodian fees payable	10,216
Administrative and compliance services fees payable	1,732
Trustee fees payable	1,273
Other accrued liabilities	222,954

Total Liabilities	80,408,445

Net Assets	$510,945,043

Net Assets Consist of:
Capital	$376,703,587
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	45,255,793
Net unrealized appreciation/(depreciation) on investments	88,985,663

Net Assets	$510,945,043

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,295,276
Net Asset Value (offering and redemption price per share)	$15.35

*	Includes securities on loan of $71,656,658.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$3,642,774
Income from securities lending	190,924
Foreign withholding tax	(3,022)

Total Investment Income	3,830,676

Expenses:
Manager fees	4,455,849
Administration fees	143,834
Distribution fees	1,392,450
Custodian fees	32,901
Administrative and compliance services fees	8,548
Trustee fees	29,523
Professional fees	30,289
Shareholder reports	30,105
Other expenses	12,405

Total expenses before reductions	6,135,904
Less expenses voluntarily waived/reimbursed by the Manager	(556,976)

Net expenses	5,578,928

Net Investment Income/(Loss)	(1,748,252)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	49,145,073
Change in net unrealized appreciation/depreciation on investments	(11,835,591)

Net Realized/Unrealized Gains/(Losses) on Investments	37,309,482

Change in Net Assets Resulting From Operations	$35,561,230

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$(1,748,252)	$(2,079,421)
Net realized gains/(losses) on investment transactions	49,145,073	116,923,544
Change in unrealized appreciation/depreciation on investments	(11,835,591)	(67,502,717)

Change in net assets resulting from operations	35,561,230	47,341,406

Distributions to Shareholders:
From net investment income	—	—
From net realized gains	(115,837,042)	(59,367,203)

Change in net assets resulting from distributions to shareholders	(115,837,042)	(59,367,203)

Capital Transactions:
Proceeds from shares issued	13,556,070	15,715,895
Proceeds from dividends reinvested	115,837,042	59,367,203
Value of shares redeemed	(130,318,092)	(182,044,463)

Change in net assets resulting from capital transactions	(924,980)	(106,961,365)

Change in net assets	(81,200,792)	(118,987,162)
Net Assets:
Beginning of period	592,145,835	711,132,997

End of period	$510,945,043	$592,145,835

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	757,693	850,880
Dividends reinvested	7,795,225	3,348,404
Shares redeemed	(7,045,484)	(9,905,890)

Change in shares	1,507,434	(5,706,606)

See accompanying notes to the financial statements.

7

AZL BlackRock Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.63	$18.97	$14.29	$12.57	$13.83

Investment Activities:
Net Investment Income/(Loss)	(0.05)	(0.07)	(0.03)	0.09	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.07	1.70	4.80	1.64	(1.27)

Total from Investment Activities	1.02	1.63	4.77	1.73	(1.26)

Dividends to Shareholders From:
Net Investment Income	—	—	(0.09)	(0.01)	—
Net Realized Gains	(4.30)	(1.97)	—	—	—

Total Dividends	(4.30)	(1.97)	(0.09)	(0.01)	—

Net Asset Value, End of Period	$15.35	$18.63	$18.97	$14.29	$12.57

Total Return(a)	6.23%	9.11%	33.44%	13.73%	(9.11)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$510,945	$592,146	$711,133	$557,823	$477,619
Net Investment Income/(Loss)	(0.31)%	(0.34)%	(0.22)%	0.62%	0.05%
Expenses Before Reductions(b)	1.10%	1.10%	1.11%	1.11%	1.13%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.01%	1.02%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.00%	1.01%	1.01%	1.02%
Portfolio Turnover Rate(d)	69%	101%	161%	62%	81%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

8

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Capital Appreciation Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $86.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $18,914 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the

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AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $5,660 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Software & Services	$73,152,504	$10,985,336	$—	$84,137,840
All Other Common Stocks+	418,106,910	—	—	418,106,910
Preferred Stock	—	—	8,027,137	8,027,137
Securities Held as Collateral for Securities on Loan	—	73,757,583	—	73,757,583
Unaffiliated Investment Company	1,601,332	—	—	1,601,332

Total Investment Securities	$492,860,746	$84,742,919	$8,027,137	$585,630,802

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

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AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 instruments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$381,488,556	$497,929,485

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Palantir Technologies, Inc., Series I, 0.00%	2/7/14	$5,157,898	841,419	$8,027,137	1.57%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $498,415,470. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$95,663,634
Unrealized depreciation	(8,448,302)

Net unrealized appreciation/(depreciation)	$87,215,332

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$6,968,629	$108,868,413	$115,837,042

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$—	$59,367,203	$59,367,203

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Capital Appreciation Fund	$102,415	$46,923,783	$—	$87,215,258	$134,241,456

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL BlackRock Capital Appreciation Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 46.98% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $108,868,413.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $6,968,629.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

18

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

20

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

21

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 25

Consolidated Statement of Operations Page 25

Consolidated Statements of Changes in Net Assets Page 26

Consolidated Financial Highlights Page 27

Notes to the Consolidated Financial Statements Page 28

Report of Independent Registered Public Accounting Firm Page 40

Other Federal Income Tax Information Page 41

Other Information Page 42

Approval of Investment Advisory and Subadvisory Agreements Page 43

Information about the Board of Trustees and Officers Page 46

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® BlackRock Global Allocation Fund returned -1.41%. That compared to a 1.38%, -4.16%, -1.37%, 1.49%, -5.54% and -0.83% total return for its benchmarks, the S&P 500 Index1, the FTSE World ex U.S. Index1, the FTSE World Index1, the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

In general, U.S. equity markets outperformed international equities for the 12-month period, while fixed income markets managed slight gains amid increased volatility. Global equities spent much of the calendar year bouncing between gains and losses in response to macroeconomic headlines. In particular, investors focused on sluggish global growth, surprise currency devaluation by China in late summer, persistent uncertainty about the timing of the Federal Reserve’s (the Fed’s) decision to raise interest rates, and the combined impact of weak commodity prices (especially oil) and a strong U.S. dollar.

By contrast, the relative strength of the U.S. economy helped support U.S. equities and ultimately permitted the Fed to raise interest rates for the first time in nearly a decade. The labor market, housing market, and U.S. consumer were all bright spots in the U.S. economic landscape.

For fixed income markets, the European Central Bank’s quantitative easing program was one of the main themes early in the year. The bond-buying program drove prices high enough that yields on $1.7 trillion in eurozone debt fell into negative territory. Most other central banks remained highly accommodative for the year, although the Fed went against that trend, raising its target for the federal funds rate late in the year—the first increase since 2006.

Falling energy prices helped keep inflation in check in the U.S. and helped delay the Fed’s interest rate increase until December. However, the low commodity prices, including the cost of oil, and expectations of tightening liquidity following the rate hike, challenged many emerging market economies, which dragged on emerging market debt.

The Fund underperformed its Reference Benchmark, which is comprised of percentages of the broad-based indices used to measure the Fund performance, for the period. Within equities, the Fund’s underperformance was in large part due to stock selection in the U.S. and Canada. In the materials sector, choice of stocks and an overweight allocation dragged on relative results, as that sector underperformed due to weak commodity prices. In the consumer discretionary and consumer staples sectors, stock selection, and underweight allocations also weighed on the Fund’s relative performance, as those sectors outperformed the broader markets for the year. Other detractors included an overweight allocation to the underperforming energy sector, as well as stock selection in the health care, utilities, and industrials sectors.*

An underweight allocation to fixed income securities also weighed on the Fund’s relative results.*

Within equities, the Fund benefited from a larger-than-benchmark exposure to the outperforming Japanese equity market, although those benefits were partially offset by stock selection within the country. In general, the Fund’s choice of stocks within the information technology, financials, and telecom sectors added to relative results. The Fund also benefited from a larger-than-benchmark exposure to U.S. dollar-denominated securities, which benefited as the U.S. dollar gained against most foreign currencies during the year.*

The Fund uses derivatives to augment positions, hedge exposure and to manage cash flows, all where consistent with the stated investment objectives, and policies. These derivatives contributed positively to the Fund’s performance during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds. Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (1/10/12)
AZL® BlackRock Global Allocation Fund	-1.41%	4.68%	5.32%
S&P 500 Index	1.38%	15.13%	14.66%
FTSE World ex U.S. Index	-4.16%	2.70%	5.84%
FTSE World Index	-1.37%	8.81%	10.27%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	1.49%	0.64%	1.06%
Citigroup Non-U.S. Dollar World Government Bond Index	-5.54%	-4.27%	-2.66%
Reference Benchmark	-0.83%	5.56%	6.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.19% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.10%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE World Index that is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (36%) S&P 500; (24%) FTSE World ex U.S. Index; (24%) BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and (16%) Citigroup Non-U.S. Dollar World Government Bond. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL BlackRock Global Allocation Fund	$1,000.00	$961.00	$5.54	1.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.56	$5.70	1.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	52.7%
U.S. Treasury Obligation	24.5
Foreign Bonds	9.1
Securities Held as Collateral for Securities on Loan	4.4
Corporate Bonds	3.6
Yankee Dollars	3.4
Preferred Stocks	2.2
Convertible Bonds	1.2
Floating Rate Loans	1.1
Exchange Traded Funds	0.9
Private Placements	0.6
Purchased Options	0.5
U.S. Government Agency Mortgages	0.4
Convertible Preferred Stocks	0.3
Collateralized Mortgage Obligation	0.1
Money Market	0.1
Warrant	— ^
Purchased Swaptions	— ^

Total Investment Securities	105.1
Net other assets (liabilities)	(5.1)

Net Assets	100.0%

Investments	Percent of Net Assets
United States	64.8%
Japan	12.9
United Kingdom	5.2
France	2.5
Netherlands	1.9
Mexico	1.7
Italy	1.6
Switzerland	1.4
Germany	1.1
Canada	1.0
All other countries	11.0

Total Investment Securities	105.1
Net other assets (liabilities)	(5.1)

Net Assets	100.0%

^	Represents less than 0.05%

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (52.7%):
Aerospace & Defense (0.9%):
1,021	Boeing Co. (The)	$147,626
762	Dassault Aviation SA	947,843
26,129	European Aeronautic Defence & Space Co. NV	1,754,153
1,444	General Dynamics Corp.	198,348
1,285	Northrop Grumman Corp.	242,621
1,550	Raytheon Co.	193,022
23,085	Safran SA	1,580,796
6,470	Textron, Inc.	271,805
11,622	United Technologies Corp.	1,116,525

		6,452,739

Air Freight & Logistics (0.5%):
3,545	BPOST SA	86,884
4,429	Compania de Distribucion Integral Logista Holdings SA^	93,315
7,395	CTT-Correios de Portugal SA	71,076
24,649	Deutsche Post AG	694,060
11,846	FedEx Corp.	1,764,936
1,149	Oesterreichische Post AG	41,886
48,258	PostNL NV*	182,441
14,054	United Parcel Service, Inc., Class B	1,352,416

		4,287,014

Airlines (0.7%):
19,662	American Airlines Group, Inc.	832,686
13,284	Delta Air Lines, Inc.	673,366
60,300	Japan Airlines Co., Ltd.	2,159,701
10,392	Southwest Airlines Co.	447,480
28,292	United Continental Holdings, Inc.*	1,621,131

		5,734,364

Auto Components (1.4%):
24,700	Aisin Sieki Co., Ltd.	1,062,129
42,800	Bridgestone Corp.	1,465,735
138,683	Cheng Shin Rubber Industry Co., Ltd.	224,030
831	Compagnie Generale des Establissements Michelin SCA, Class B	78,891
18,220	Delphi Automotive plc	1,562,001
44,400	Denso Corp.	2,117,229
2,100	Exedy Corp.	50,736
26,400	Futaba Industrial Co., Ltd.	125,759
2,946	Goodyear Tire & Rubber Co.^	96,246
2,082	Hyundai Wia Corp.	196,704
12,600	Koito Manufacturing Co., Ltd.	515,458
2,098	Lear Corp.	257,697
3,500	Stanley Electric Co., Ltd.	77,103
44,400	Sumitomo Electric Industries, Ltd.^	625,691
45,100	Toyota Industries Corp.	2,410,532

		10,865,941

Automobiles (1.8%):
5,568	Bayerische Motoren Werke AG (BMW)	586,334
190,000	Brilliance China Automotive Holdings, Ltd.	238,205
108,000	Dongfeng Motor Corp., Series H	143,024
108,122	Ford Motor Co.	1,523,439
77,300	Fuji Heavy Industries, Ltd.	3,178,072
33,700	Honda Motor Co., Ltd.	1,079,935
8,623	Hyundai Motor Co.	1,086,776

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
67,100	Isuzu Motors, Ltd.	$722,176
9,416	Maruti Suzuki India, Ltd.	655,927
45,048	PSA Peugeot Citroen SA*	789,756
5,064	Renault SA	507,572
33,600	Suzuki Motor Corp.	1,020,170
34,600	Toyota Motor Corp.	2,124,015
270	Volkswagen AG	41,593
168,770	Yulon Motor Co., Ltd.	154,013

		13,851,007

Banks (4.1%):
148,862	Banco Santander SA	730,744
206,069	Bank of America Corp.	3,468,141
25,000	Bank of Yokohama, Ltd. (The)	153,042
73,236	Barclays plc	237,008
10,935	BNP Paribas SA	618,881
21,000	Chiba Bank, Ltd. (The)	148,907
73,445	Citigroup, Inc.	3,800,779
3,089	Citizens Financial Group, Inc.	80,901
3,984	Fifth Third Bancorp	80,078
50,000	Fukuoka Financial Group, Inc.	248,022
512,993	HSBC Holdings plc	4,047,678
50,913	ING Groep NV	685,249
429,308	Intesa Sanpaolo SpA	1,430,517
34,800	Japan Post Bank Co., Ltd.*	506,740
58,936	JPMorgan Chase & Co.	3,891,544
446,558	Lloyds Banking Group plc	480,571
188,000	Mitsubishi UFJ Financial Group, Inc.	1,163,657
279,100	Mizuho Financial Group, Inc.	557,218
58,688	Regions Financial Corp.	563,405
14,000	Shizuoka Bank, Ltd. (The)	135,719
8,416	Societe Generale	388,156
70,661	Standard Chartered plc	586,144
15,700	Sumitomo Mitsui Financial Group, Inc.	592,314
9,819	SunTrust Banks, Inc.	420,646
46,076	Svenska Handelsbanken AB, A Shares	608,623
26,845	Toronto-Dominion Bank (The)	1,052,456
26,889	U.S. Bancorp	1,147,354
73,414	UniCredit SpA	404,307
77,900	Wells Fargo & Co.	4,234,643

		32,463,444

Beverages (1.3%):
573	Anheuser-Busch InBev NV	70,770
13,000	Asahi Breweries, Ltd.	406,457
66,202	Coca-Cola Co. (The)	2,844,037
1,525	Coca-Cola Enterprises, Inc.	75,091
1,881	Constellation Brands, Inc., Class A	267,930
8,632	Diageo plc, ADR	941,492
1,778	Diageo plc	48,480
1,028	Dr Pepper Snapple Group, Inc.	95,810
13,713	PepsiCo, Inc.	1,370,203
67,054	SABMiller plc	4,015,942
10,000	Suntory Beverage & Food, Ltd.	438,505

		10,574,717

Biotechnology (1.1%):
22,566	AbbVie, Inc.	1,336,810
3,611	Alexion Pharmaceuticals, Inc.*	688,798

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
2,773	Alkermes plc*	$220,121
14,015	Amgen, Inc.	2,275,054
149	Anacor Pharmaceuticals, Inc.*	16,833
3,562	Biogen Idec, Inc.*	1,091,219
5,935	Celgene Corp.*	710,776
11,452	Gilead Sciences, Inc.	1,158,828
31,581	Invitae Corp.*^	259,280
557	Regeneron Pharmaceuticals, Inc.*	302,379
4,590	Tesaro, Inc.*^	240,149
1,808	Ultragenyx Pharmaceutical, Inc.*^	202,821
1,770	Vertex Pharmaceuticals, Inc.*	222,719

		8,725,787

Building Products (0.2%):
15,430	Compagnie de Saint-Gobain SA	663,687
14,300	Daikin Industries, Ltd.	1,040,850

		1,704,537

Capital Markets (0.8%):
1,290	Ameriprise Financial, Inc.	137,282
14,867	Bank of New York Mellon Corp. (The)	612,818
21,782	Charles Schwab Corp. (The)	717,281
20,553	Credit Suisse Group AG	444,352
25,479	Deutsche Bank AG, Registered Shares	625,275
5,018	Goldman Sachs Group, Inc. (The)	904,394
28,498	Morgan Stanley	906,522
100,800	Nomura Holdings, Inc.	560,285
80,706	UBS Group AG	1,553,564

		6,461,773

Chemicals (1.8%):
2,471	Air Liquide SA	277,490
1,909	Air Products & Chemicals, Inc.	248,380
33,060	AkzoNobel NV	2,207,894
109,000	Asahi Kasei Corp.	737,805
30,631	Axalta Coating Systems, Ltd.*	816,315
2,680	Ecolab, Inc.	306,538
14,637	FMC Corp.^	572,746
34,700	Hitachi Chemical Co., Ltd.	549,901
35,900	JSR Corp.	560,376
34,600	Kuraray Co., Ltd.	418,440
2,290	Linde AG	332,356
8,427	LyondellBasell Industries NV, Class A	732,306
4,957	Monsanto Co.	488,364
24,100	Nitto Denko Corp.	1,758,190
2,725	PPG Industries, Inc.	269,285
2,892	Praxair, Inc.	296,141
33,900	Shin-Etsu Chemical Co., Ltd.	1,841,543
3,507	Syngenta AG, Registered Shares	1,376,924
256,000	Ube Industries, Ltd.	540,357

		14,331,351

Commercial Services & Supplies (0.2%):
2,086	Cintas Corp.	189,930
10,796	Elis SA	178,629
1,800	SECOM Co., Ltd.	121,820
4,700	Sohgo Security Services Co., Ltd.	219,977
25,301	Tyco International plc	806,849

		1,517,205

Shares		Fair Value
Common Stocks, continued
Communications Equipment (0.8%):
21,138	Alcatel-Lucent*	$83,638
93,395	Cisco Systems, Inc.	2,536,141
21,094	El Towers SpA	1,359,073
3,000	Hitachi Kokusai Electric, Inc.	40,732
44,401	QUALCOMM, Inc.	2,219,384
2,103	Telefonaktiebolaget LM Ericsson, B Shares	20,385

		6,259,353

Construction & Engineering (0.3%):
6,000	Chiyoda Corp.	45,512
1,900	ComSys Holdings Corp.	26,691
19,000	JGC Corp.	290,775
6,900	Kinden Corp.	87,985
3,000	Maeda Road Construction Co., Ltd.	50,160
1,000	Nippo Corp.	16,246
84,000	Okumura Corp.	471,972
300	Sho-Bond Holdings Co., Ltd.	10,908
88,000	Toda Corp.	468,969
10,542	Vinci SA	675,957

		2,145,175

Consumer Finance (0.1%):
2,213	Capital One Financial Corp.	159,734
2,823	Discover Financial Services	151,369
23,551	Synchrony Financial*	716,187

		1,027,290

Containers & Packaging (0.1%):
3,167	International Paper Co.	119,396
1,561	Sealed Air Corp.	69,621
17,720	WestRock Co.	808,386

		997,403

Distributors (0.0%):
3,100	Canon Marketing Japan, Inc.	48,314

Diversified Consumer Services (0.0%):
1,000	Benesse Holdings, Inc.	28,798

Diversified Financial Services (0.6%):
7	Berkshire Hathaway, Inc., Class A*	1,384,600
16,855	Berkshire Hathaway, Inc., Class B*	2,225,535
7,519	CME Group, Inc.	681,221
615,711	Delta Topco, Ltd.(a)	269,681

		4,561,037

Diversified Telecommunication Services (1.8%):
91,006	AT&T, Inc.	3,131,516
9,954	Belgacom SA	322,892
116,521	BT Group plc	805,187
75,955	Cellnex Telecom SAU^	1,415,946
48,502	Deutsche Telekom AG, Registered Shares	877,466
21,122	France Telecom SA	354,302
1,433	Iliad SA	341,839
186,353	Koninklijke (Royal) KPN NV	703,579
22,500	Nippon Telegraph & Telephone Corp.	893,403
294,500	Singapore Telecommunications, Ltd.	758,239
633,329	Telecom Italia SpA*	798,151
32,883	Telecom Italia SpA	33,629
28,146	Telefonica Deutschland Holding AG	150,242
522,923	Telesites SAB de C.V.*	340,258

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
8,542	Verizon Communications, Inc.	$396,732
62,803	Verizon Communications, Inc.	2,902,755

		14,226,136

Electric Utilities (0.6%):
11,319	American Electric Power Co., Inc.	659,558
52,900	Chubu Electric Power Co., Inc.	723,677
3,000	CLP Holdings, Ltd.	25,441
1,637	Duke Energy Corp.	116,865
794	Edison International	47,013
136,052	Enel SpA	568,998
477	Entergy Corp.	32,608
778	Eversource Energy	39,732
2,299	Exelon Corp.	63,843
1,030	FirstEnergy Corp.	32,682
2,500	Hongkong Electric Holdings, Ltd.	22,953
33,380	Iberdrola SA	236,609
7,600	Kansai Electric Power Co., Inc. (The)*	90,947
33,200	Kyushu Electric Power Co., Inc.*^	362,825
9,464	NextEra Energy, Inc.	983,215
1,661	PPL Corp.	56,690
1,815	Scottish & Southern Energy plc	40,637
2,125	Southern Co. (The)	99,429
13,100	Tokyo Electric Power Co., Inc. (The)*	75,356
1,342	Xcel Energy, Inc.	48,191

		4,327,269

Electrical Equipment (0.6%):
33,435	Eaton Corp. plc	1,739,956
19,238	Emerson Electric Co.	920,154
85,000	GS Yuasa Corp.^	315,454
3,300	Mabuchi Motor Co., Ltd.	178,317
153,000	Mitsubishi Electric Corp.	1,604,332
1,766	Rockwell Automation, Inc.^	181,209

		4,939,422

Electronic Equipment, Instruments & Components (0.3%):
1,244	Corning, Inc.	22,740
32,000	Delta Electronics, Inc.(c)	150,212
4,152	Fitbit, Inc., Class A*^	122,858
4,900	Hitachi High-Technologies Corp.	132,432
9,750	Hon Hai Precision Industry Co., Ltd.	23,851
500	Keyence Corp.	274,457
15,800	Kyocera Corp.	732,409
2,300	Murata Manufacturing Co., Ltd.	330,153
10,200	Omron Corp.	339,791
1,630	Samsung SDI Co., Ltd.	156,554
395	TE Connectivity, Ltd.	25,521

		2,310,978

Energy Equipment & Services (0.8%):
1,558	Baker Hughes, Inc.	71,902
1,384	Cameron International Corp.*	87,469
3,051	Halliburton Co.	103,856
1,698	Helmerich & Payne, Inc.	90,928
19,523	Ocean Rig UDW, Inc.	31,822
27,324	Oceaneering International, Inc.^	1,025,196
175,649	SBM Offshore NV *^	2,232,783
35,180	Schlumberger, Ltd.	2,453,804

		6,097,760

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.0%):
3,374	Colruyt SA	$173,271
423	Costco Wholesale Corp.	68,315
20,138	CVS Health Corp.	1,968,892
108,418	Distribuidora Internacional de Alimentacion SA	636,875
12,500	FamilyMart Co., Ltd.	580,885
6,630	Kroger Co. (The)	277,333
9,600	Seven & I Holdings Co., Ltd.	437,771
15,583	Walgreens Boots Alliance, Inc.	1,326,970
35,427	Wal-Mart Stores, Inc.	2,171,675
786	Wesfarmers, Ltd.	23,642
12,750	Whole Foods Market, Inc.	427,125

		8,092,754

Food Products (0.6%):
18,000	Ajinomoto Co., Inc.	426,081
3,080	Archer-Daniels-Midland Co.	112,974
11,037	Danone SA	744,757
584	General Mills, Inc.	33,673
3,862	Hain Celestial Group, Inc.*	155,987
5,257	Kraft Heinz Co. (The)	382,500
1,654	Mondelez International, Inc., Class A	74,165
38,967	Nestle SA, Registered Shares	2,889,242
28,589	SLC Agricola SA	118,910

		4,938,289

Gas Utilities (0.2%):
12,000	Hong Kong & China Gas Co., Ltd.	23,477
384,000	Tokyo Gas Co., Ltd.	1,804,003

		1,827,480

Health Care Equipment & Supplies (0.3%):
16,072	Abbott Laboratories	721,793
13,245	Baxter International, Inc.	505,297
392	Becton, Dickinson & Co.^	60,403
6,973	Getinge AB, B Shares	181,598
16,700	HOYA Corp.	680,922
1,403	Stryker Corp.	130,395

		2,280,408

Health Care Providers & Services (2.1%):
22,038	Aetna, Inc.	2,382,749
36,197	Al Noor Hospitals Group plc	590,941
1,904	AmerisourceBergen Corp.	197,464
11,789	Anthem, Inc.	1,643,858
955,300	Bangkok Dusit Medical Services Public Co., Ltd., Class F	590,080
68,200	Bumrungrad Hospital Public Co., Ltd.	399,452
2,323	Cardinal Health, Inc.	207,374
7,849	DaVita, Inc.*	547,154
5,874	Envision Healthcare Holdings, Inc.*	152,548
13,325	HCA Holdings, Inc.*	901,170
383,817	Healthscope, Ltd.	739,803
468,800	IHH Healthcare Berhad	719,193
26,627	Integrated Diagnostics Holdings plc*	131,568
15,432	McKesson, Inc.	3,043,653
1,500	Medipal Holdings Corp.	25,545
61,358	NMC Health plc	760,634
393,999	PT Siloam International Hospital Tbk	279,376

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
49,800	Raffles Medical Group, Ltd.	$145,981
8,700	Ship Healthcare Holdings, Inc.	214,989
239,663	Spire Healthcare Group plc	1,104,197
14,786	Surgery Partners, Inc.*	302,965
27,287	Tenet Healthcare Corp.*^	826,796
2,635	UnitedHealth Group, Inc.	309,981

		16,217,471

Health Care Technology (0.2%):
5,500	HTG Molecular Diagnostics, Inc.*^	23,980
43,899	Veeva Systems, Inc., Class A*^	1,266,486

		1,290,466

Hotels, Restaurants & Leisure (0.2%):
14,259	Accor SA	614,978
8,340	Las Vegas Sands Corp.^	365,625
1,256	McDonald’s Corp.	148,384
936	Starbucks Corp.	56,188
17,769	TUI AG	315,202
1,949	Wyndham Worldwide Corp.^	141,595

		1,641,972

Household Durables (0.5%):
4,400	Alpine Electronics, Inc.	68,438
31,698	Cyrela Brazil Realty SA Empreendimentos e Participacoes	60,110
5,002	Garmin, Ltd.	185,924
213,000	Haier Electronics Group Co., Ltd.	428,913
1,906	MRV Engenharia e Participacoes SA	4,183
68,100	Nikon Corp.^	909,862
7,300	Rinnai Corp.	646,370
34,870	Tomtom NV*	438,394
6,044	Whirlpool Corp.	887,682

		3,629,876

Household Products (0.8%):
16,208	Colgate-Palmolive Co.	1,079,777
6,569	Henkel AG & Co. KGaA	732,160
6,294	Kimberly-Clark Corp.	801,226
49,048	Procter & Gamble Co. (The)	3,894,904
459	Reckitt Benckiser Group plc	42,244

		6,550,311

Independent Power and Renewable Electricity Producers (0.3%):
38,447	AES Corp. (The)	367,938
44,175	Calpine Corp.*	639,213
7,800	Electric Power Development Co., Ltd.	277,610
20,291	NextEra Energy Partners LP	605,686
31,863	NRG Energy, Inc.^	375,028
5,407	NRG Yield, Inc., Class A	75,211
5,590	NRG Yield, Inc., Class A^	82,508
17,531	TerraForm Power, Inc., Class A^	220,540

		2,643,734

Industrial Conglomerates (1.0%):
1,009	3M Co., Class B	151,996
151,219	Beijing Enterprises Holdings, Ltd.	910,408
157,308	General Electric Co.	4,900,144
194,500	Keppel Corp., Ltd.	887,937
43,577	Koninklijke Philips Electronics NV	1,107,813

		7,958,298

Shares		Fair Value
Common Stocks, continued
Insurance (2.1%):
1,152	ACE, Ltd.^	$134,611
128,200	AIA Group, Ltd.	763,784
15,630	Allstate Corp. (The)	970,467
26,359	American International Group, Inc.	1,633,467
49,339	AXA SA	1,348,678
3,088	Axis Capital Holdings, Ltd.	173,607
21,098	Chubb Corp. (The)	2,798,438
3,301	CNA Financial Corp.	116,030
8,486	Hartford Financial Services Group, Inc. (The)	368,802
145,457	Legal & General Group plc	573,574
5,161	Lincoln National Corp.	259,392
16,889	Marsh & McLennan Cos., Inc.	936,495
8,050	MetLife, Inc.	388,091
8,100	MS&AD Insurance Group Holdings, Inc.	236,909
6,600	NKSJ Holdings, Inc.	215,908
1,599	Prudential Financial, Inc.	130,175
56,099	Prudential plc	1,255,762
1,779	Reinsurance Group of America, Inc.	152,193
43,900	Sony Financial Holdings, Inc.	784,281
16,600	Tokio Marine Holdings, Inc.	639,686
3,887	Travelers Cos., Inc. (The)^	438,687
22,774	UnumProvident Corp.	758,146
19,921	XL Group plc	780,505
1,324	Zurich Insurance Group AG	337,933

		16,195,621

Internet & Catalog Retail (0.0%):
48	Amazon.com, Inc.*	32,443
200	Askul Corp.	8,043
1,817	Expedia, Inc.	225,853

		266,339

Internet Software & Services (2.0%):
14,692	Alibaba Group Holding, Ltd., ADR*^	1,194,019
3,378	Alphabet, Inc., Class A*	2,628,117
7,554	Alphabet, Inc., Class C*	5,732,579
8,700	DeNA Co., Ltd.^	136,152
95,700	Dropbox, Inc.*(a)	1,268,982
16,744	eBay, Inc.*	460,125
17,713	Facebook, Inc., Class A*	1,853,842
7,561	GoDaddy, Inc., Class A*^	242,406
5,547	Lookout, Inc.*(a)	63,364
32,802	Twitter, Inc.*^	759,038
6,647	United Internet AG, Registered Shares	365,477
2,508	VeriSign, Inc.*^	219,099
76,800	Yahoo! Japan Corp.^	312,159
11,952	Yahoo!, Inc.*	397,524

		15,632,883

IT Services (1.1%):
2,619	Accenture plc, Class A	273,686
542	Alliance Data Systems Corp.*	149,901
3,091	Amdocs, Ltd.	168,676
13,828	Atos Origin SA	1,161,244
468	Automatic Data Processing, Inc.	39,649
591	Cognizant Technology Solutions Corp., Class A*	35,472
2,890	Computer Sciences Corp.	94,445

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
IT Services, continued
3,045	Fidelity National Information Services, Inc.	$184,527
1,429	Global Payments, Inc.	92,185
10,850	International Business Machines Corp.	1,493,177
14,536	MasterCard, Inc., Class A	1,415,225
800	NS Solutions Corp.	18,169
6,326	PayPal Holdings, Inc.*	229,001
800	SCSK Corp.	32,287
1,260	Sopra Steria Group	147,970
18,453	Square, Inc., Class A*	241,550
28,873	Visa, Inc., Class A	2,239,101
14,747	Worldline SA*	381,238

		8,397,503

Leisure Products (0.1%):
6,300	Namco Bandai Holdings, Inc.	132,392
40,300	Sega Sammy Holdings, Inc.	376,392
8,600	Yamaha Corp.	207,813

		716,597

Life Sciences Tools & Services (0.1%):
4,159	Thermo Fisher Scientific, Inc.	589,954

Machinery (0.8%):
5,161	Caterpillar, Inc.^	350,742
4,015	CNH Industrial NV	27,463
19,219	Colfax Corp.*^	448,764
1,334	Dover Corp.	81,788
2,600	FANUC Corp.	448,273
169,090	Haitian International Holdings, Ltd.	245,901
93,000	IHI Corp.^	255,732
10,489	Ingersoll-Rand plc	579,937
27,700	Komatsu, Ltd.	451,395
38,000	Kubota Corp.	585,846
151,000	Mitsubishi Heavy Industries, Ltd.	659,655
8,300	Nabtesco Corp.	168,687
11,811	PACCAR, Inc.	559,841
1,100	SMC Corp.	285,298
7,836	WABCO Holdings, Inc.*	801,309

		5,950,631

Media (1.4%):
1,568	Axel Springer AG^	87,186
39,304	Comcast Corp., Class A	2,217,926
16,776	DISH Network Corp., Class A*	959,252
5,499	Eutelsat Communications SA	164,196
7,208	Liberty Broadband Corp., Class A*	372,293
16,034	Liberty Broadband Corp., Class C*	831,523
11,579	Liberty Global plc, Class A*	490,486
39,306	Liberty Media Corp., Class C*	1,496,772
20,943	Liberty Media Corp.*	822,013
2,163	M6 Metropole Television SA	37,183
15,439	Mediaset Espana Comunicacion SA	167,196
69,743	Mediaset SpA	288,803
2,012	Numericable-SFR	73,042
6,873	ProSiebenSat.1 Media AG	347,616
121,704	RAI Way SpA	621,785
1,818	RTL Group	151,826
721	Scripps Networks Interactive, Class A^	39,806
6,166	Societe Television Francaise 1	68,562

Shares		Fair Value
Common Stocks, continued
Media, continued
1,470	Stroeer Media SE^	$92,132
1,463	Telenet Group Holding NV*	78,834
3,390	Time Warner Cable, Inc., Class A	629,150
3,100	TV Asahi Holdings Corp.	53,537
14,450	Vivendi Universal SA	311,114
68,725	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	540,433

		10,942,666

Metals & Mining (1.1%):
140,492	Antofagasta plc	962,591
116,487	Barrick Gold Corp., ADR	859,674
23,104	BHP Billiton plc	259,355
46,861	Constellium NV*	360,830
91,809	Eldorado Gold Corp.	272,076
132,369	First Quantum Minerals, Ltd.	495,606
38,102	Freeport-McMoRan Copper & Gold, Inc.^	257,951
115,936	Gerdau SA, ADR	139,123
551,248	Glencore International plc	733,371
57,535	Goldcorp, Inc.	665,105
12,700	Nippon Steel Corp.	251,503
6,368	Nucor Corp.	256,630
353,956	Platinum Group Metals, Ltd.*	49,889
216,347	Platinum Group Metals, Ltd.*	31,760
53,411	Rio Tinto plc	1,556,319
46,309	Southern Copper Corp.^	1,209,591
1,309	Steel Dynamics, Inc.	23,392
74,817	Tahoe Resources, Inc.	647,314
400	Yamato Kogyo Co., Ltd.	10,205

		9,042,285

Multiline Retail (0.1%):
7,451	Macy’s, Inc.	260,636
10,739	Target Corp.^	779,759

		1,040,395

Multi-Utilities (0.5%):
551	Ameren Corp.	23,820
9,902	Centrica plc	31,801
676	CMS Energy Corp.	24,390
760	Consolidated Edison, Inc.^	48,845
10,574	Dominion Resources, Inc.	715,225
395	DTE Energy Co.	31,675
3,369	E.ON AG	32,600
33,209	Engie Group	587,643
61,406	National Grid plc	844,472
1,207	PG&E Corp.	64,200
1,208	Public Service Enterprise Group, Inc.	46,738
12,022	Sempra Energy	1,130,189
797	WEC Energy Group, Inc.	40,894

		3,622,492

Oil, Gas & Consumable Fuels (3.5%):
72,954	Anadarko Petroleum Corp.	3,544,104
105,940	Athabasca Oil Corp.*	117,924
8,879	BG Group plc	128,739
47,582	BP plc	247,912
61,539	Cameco Corp.	758,776
117,031	Cenovus Energy, Inc.	1,480,333

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
8,049	Chevron Corp.	$724,088
142,471	Coal India, Ltd.	707,763
4,442	ConocoPhillips^	207,397
129,595	CONSOL Energy, Inc.^	1,023,801
2,179	Enbridge, Inc.	72,450
6,498	ENI SpA	96,249
5,888	EOG Resources, Inc.	416,812
20,512	EQT Corp.	1,069,291
15,282	Exxon Mobil Corp.	1,191,232
138,200	INPEX Corp.	1,364,014
28,913	KazMunaiGas Exploration Production JSC, Registered Shares, GDR	215,291
6,118	Kinder Morgan, Inc.	91,281
108,781	Marathon Petroleum Corp.	5,639,206
2,793	Occidental Petroleum Corp.	188,835
157,714	Oil & Natural Gas Corp., Ltd.	573,133
286,201	Ophir Energy plc*	413,071
72,803	Petroleo Brasileiro SA, ADR*^	313,053
11,163	Pioneer Natural Resources Co.	1,399,616
80,753	Reliance Industries, Ltd.	1,232,948
6,398	Royal Dutch Shell plc, B Shares	146,073
10,268	Royal Dutch Shell plc, A Shares	230,653
121,490	Statoil ASA^	1,699,781
3,803	Suncor Energy, Inc.	98,188
2,322	Total SA, ADR^	104,374
21,016	Total SA	935,838
1,095	TransCanada Corp.	35,767
5,487	Valero Energy Corp.	387,986
75,905	Whiting Petroleum Corp.*	716,543
2,421	Williams Cos., Inc. (The)	62,220

		27,634,742

Personal Products (0.1%):
7,959	Edgewell Personal Care Co.	623,747
1,852	L’Oreal SA	311,539
1,985	Unilever NV	85,990

		1,021,276

Pharmaceuticals (3.4%):
5,429	Allergan plc*	1,696,563
44,200	Astellas Pharma, Inc.	627,904
2,305	AstraZeneca plc, ADR^	78,255
33,891	AstraZeneca plc	2,291,012
6,287	Bayer AG	788,668
21,072	Bristol-Myers Squibb Co.	1,449,543
34,798	Catalent, Inc.*^	870,994
5,000	Eisai Co., Ltd.	330,556
24,923	Eli Lilly & Co.	2,100,012
21,683	Johnson & Johnson Co.	2,227,277
19,073	Merck & Co., Inc.	1,007,436
28,771	Mylan NV*	1,555,648
20,260	Novartis AG, Registered Shares	1,732,275
17,900	Otsuka Holdings Co., Ltd.	633,321
74,942	Pfizer, Inc.#	2,419,127
5,180	Roche Holding AG	1,427,974
20,749	Sanofi-Aventis SA	1,770,184
2,300	Sawai Pharmaceutical Co., Ltd.	157,489
8,592	Shire plc	588,759

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
432,000	Sino Biopharmaceutical, Ltd.	$390,524
35,121	Teva Pharmaceutical Industries, Ltd., ADR^	2,305,342
12,395	Zoetis, Inc.	593,968

		27,042,831

Professional Services (0.1%):
11,345	Randstad Holding NV	705,617

Real Estate Investment Trusts (REITs) (0.7%):
1,336	American Tower Corp.	129,525
448	AvalonBay Communities, Inc.	82,490
519	Boston Properties, Inc.	66,193
8,940	Crown Castle International Corp.	772,864
188	Equinix, Inc.^	56,851
1,221	Equity Residential Property Trust	99,621
213	Essex Property Trust, Inc.	50,994
491,670	Fibra UNO Amdinistracion SA	1,084,197
1,921	General Growth Properties, Inc.	52,270
1,458	HCP, Inc.	55,754
2,394	Host Hotels & Resorts, Inc.	36,724
1,914	Land Securities Group plc	33,178
463	Macerich Co. (The)	37,359
55,280	Merlin Properties Socimi SA^	689,768
18,829	ProLogis, Inc.	808,142
479	Public Storage, Inc.	118,648
783	Realty Income Corp.^	40,426
13,342	Scentre Group	40,423
1,028	Simon Property Group, Inc.	199,885
335	SL Green Realty Corp.	37,848
3,859	Unibail-Rodamco SE	978,332
1,010	Ventas, Inc.	56,994
551	Vornado Realty Trust	55,078
1,193	Welltower, Inc.	81,160
1,625	Weyerhaeuser Co.	48,718

		5,713,442

Real Estate Management & Development (1.5%):
2,242	Brookfield Asset Management, Inc., Class A	70,736
15,085	Brookfield Asset Management, Inc., Class A	475,630
684,700	CapitaLand, Ltd.	1,607,654
6,500	Cheung Kong Property Holdings, Ltd.	41,934
330,000	China Resources Land, Ltd.	951,817
42,000	Daikyo, Inc.	68,155
5,000	Daito Trust Construction Co., Ltd.	578,945
1,500	Daiwa House Industry Co., Ltd.	43,011
1,185,200	Global Logistic Properties, Ltd.	1,785,285
71,000	Mitsubishi Estate Co., Ltd.	1,471,798
2,000	Mitsui Fudosan Co., Ltd.	50,121
116,666	Sun Hung Kai Properties, Ltd.	1,400,253
67,467	The St. Joe Co. *^	1,248,814
12,694	Vonovia SE	393,140
234,000	Wharf Holdings, Ltd. (The)	1,291,650

		11,478,943

Road & Rail (0.5%):
7,319	Canadian National Railway Co.	408,986
263,932	CAR, Inc. *^	436,197
20,975	CSX Corp.	544,301
22,200	East Japan Railway Co.	2,086,666

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
5,200	Kansas City Southern	$388,284
37,000	Nippon Express Co., Ltd.	173,622
9,700	Seino Holdings Co., Ltd.	100,856

		4,138,912

Semiconductors & Semiconductor Equipment (0.7%):
1,183	Applied Materials, Inc.	22,087
245	Avago Technologies, Ltd.	35,562
530	Broadcom Corp., Class A	30,645
34,487	Intel Corp.	1,188,076
1,630	KLA-Tencor Corp.	113,041
52,294	Micron Technology, Inc. *	740,483
4,959	Qorvo, Inc. *	252,413
23,600	ROHM Co., Ltd.	1,192,822
18,551	SK Hynix, Inc.	479,028
1,984	Skyworks Solutions, Inc.	152,431
49,700	SUMCO Corp. ^	373,432
175,000	Taiwan Semiconductor Manufacturing Co., Ltd.	755,276
4,784	Texas Instruments, Inc.	262,211

		5,597,507

Software (1.8%):
23,890	Activision Blizzard, Inc. ^	924,782
2,800	Adobe Systems, Inc. *	263,032
2,110	Check Point Software Technologies, Ltd. *^	171,712
2,228	Electronic Arts, Inc. *	153,108
17,900	Gungho Online Enetertainment, Inc.^	48,734
2,065	Intuit, Inc.	199,273
55,896	Microsoft Corp.	3,101,110
26,022	Mobileye NV*^	1,100,210
9,300	Nexon Co., Ltd.	150,981
7,200	Nintendo Co., Ltd.	991,289
20,945	Nuance Communications, Inc.*	416,596
51,988	Oracle Corp.	1,899,122
570	Salesforce.com, Inc.*	44,688
631	SAP AG	50,253
6,200	Trend Micro, Inc.	251,536
68,532	Uber Technologies, Inc.*(a)	3,342,456
22,359	UbiSoft Entertainment SA*	646,787
5,448	VMware, Inc., Class A*	308,193

		14,063,862

Specialty Retail (0.5%):
2,000	Autobacs Seven Co., Ltd.	36,527
7,993	Bed Bath & Beyond, Inc.*^	385,662
1,316	Home Depot, Inc. (The)	174,041
19,946	Industria de Diseno Textil SA	684,379
2,044	Lowe’s Cos., Inc.	155,426
20,400	Sanrio Co., Ltd.^	477,668
900	Shimamura Co., Ltd.^	105,205
6,997	Tiffany & Co.^	533,801
26,694	Urban Outfitters, Inc.*	607,288
2,692	Williams-Sonoma, Inc.	157,240
111,800	Yamada Denki Co., Ltd.^	483,548
229,760	Zhongsheng Group Holdings, Ltd.^	138,068

		3,938,853

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.9%):
42,438	Apple, Inc.#	$4,467,024
1,976	EMC Corp.	50,744
37,309	Hewlett Packard Enterprise Co.	567,097
50,417	HP, Inc.	596,937
215,000	NEC Corp.	682,987
26,149	Pure Storage, Inc., Class A*^	407,140
101	Samsung Electronics Co., Ltd.	107,874
3,779	Western Digital Corp.^	226,929

		7,106,732

Textiles, Apparel & Luxury Goods (0.1%):
22,863	Michael Kors Holdings, Ltd.*^	915,892
1,578	Nike, Inc., Class B	98,625

		1,014,517

Tobacco (0.3%):
2,831	Altria Group, Inc.	164,793
1,310	British American Tobacco plc	72,746
677	Imperial Tobacco Group plc	35,602
12,600	Japan Tobacco, Inc.	462,694
20,561	Philip Morris International, Inc.	1,807,517
812	Reynolds American, Inc.	37,474

		2,580,826

Trading Companies & Distributors (0.5%):
41,700	Mitsubishi Corp.	692,867
65,200	Mitsui & Co., Ltd.	774,464
64,300	Sumitomo Corp.	654,981
12,800	Toyota Tsushu Corp.	299,423
16,962	United Rentals, Inc.*^	1,230,423
32,255	Univar, Inc.*^	548,658

		4,200,816

Transportation Infrastructure (0.1%):
2,956	Aena SA*	336,739
724	Aeroports de Paris	83,933
2,733	Fraport AG^	174,358
12,104	Groupe Eurotunnel SA	150,192
6,000	Kamigumi Co., Ltd.	51,653

		796,875

Water Utilities (0.1%):
15,578	American Water Works Co., Inc.	930,786

Wireless Telecommunication Services (0.6%):
375,531	America Movil SAB de C.V., Series L	264,188
30,360	America Movil SAB de C.V., Series L, ADR	426,862
314,500	Axiata Group Berhad	469,273
35,200	KDDI Corp.	911,335
421,554	Vodafone Group plc	1,363,334
44,788	Vodafone Group plc, ADR	1,444,861

		4,879,853

Total Common Stocks (Cost $412,876,109)		416,253,629

Preferred Stocks (2.2%):
Automobiles (0.2%):
8,493	Volkswagen AG, 3.65%	1,230,211

Banks (0.5%):
26,982	Citigroup Capital XIII, Series A, 0.62%^	701,262
15,683	HSBC Holdings plc, Series 2, 1.23%	408,856
23,033	RBS Capital Fund Trust V, Series E, 0.96%	565,230

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Preferred Stocks, continued
Banks, continued
27,501	RBS Capital Funding Trust VII, Series G, 0.97%	$685,600
15,719	Royal Bank of Scotland Group plc, Series T, ADR	406,336
15,159	U.S. Bancorp, Series F, 0.91%^	435,063
7,909	U.S. Bancorp, Series G, 0.89%	212,119
576,000	USB Capital IX, 3.50%	443,520

		3,857,986

Capital Markets (0.0%):
134,000	Deutsche Bank Capital Funding Trust VII, 5.63%(b)	134,176

Consumer Finance (0.1%):
36,300	GMAC Capital Trust I, Series 2, 1.28%	920,568

Food & Staples Retailing (0.0%):
11,174	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, 2.89%	118,266

Health Care Providers & Services (0.2%):
19,462	Anthem, Inc.	900,118
143,925	Grand Rounds, Inc.*(a)	411,395

		1,311,513

Internet Software & Services (0.2%):
63,925	Lookout, Inc.*(a)	730,222
116,157	Palantir Technologies, Inc., Series I, 0.00%, Series I*(a)	1,108,137

		1,838,359

Multi-Utilities (0.0%):
7,500	Dominion Resources, Inc., 1.66%	360,600

Pharmaceuticals (0.6%):
2,159	Allergan plc, Series A	2,224,159
2,004	Teva Pharmaceutical Industries, 0.11%	2,038,786

		4,262,945

Real Estate Investment Trusts (REITs) (0.1%):
3,376	American Tower Corp., Series A	344,774
13,344	Welltower, Inc., Series I, 5.34%	812,783

		1,157,557

Real Estate Management & Development (0.0%):
15,600	Forestar Group, Inc., 2.47%	236,418

Technology Hardware, Storage & Peripherals (0.3%):
2,383	Samsung Electronics Co., Ltd., 1.89%	2,205,914

Total Preferred Stocks (Cost $17,531,636)		17,634,513

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(b)	51,551

Total Warrant (Cost $–)		51,551

Convertible Preferred Stocks (0.3%):
Banks (0.0%):
272	Wells Fargo & Co., Series L, Class A, 0.13%	315,010

Internet Software & Services (0.2%):
144,482	Domo, Inc., Series E*(a)	1,219,009

Metals & Mining (0.0%):
11,422	Cliffs Natural Resources, Inc., Series A, 19.31%	16,562

Shares		Fair Value
Convertible Preferred Stocks, continued
Real Estate Investment Trusts (REITs) (0.1%):
8,784	Crown Castle International Corp., Series A	$942,260

Total Convertible Preferred Stocks (Cost $2,676,747)		2,492,841

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Private Placements (0.6%):
Communications Equipment (0.6%):
$3,065,000	AliphCom, Inc., 12.00%, 4/1/20(a)(d)	4,358,430

Diversified Financial Services (0.0%):
268,000	Project Samson BND Corp., 12.00%, 4/1/20(a)(d)	380,292

Total Private Placements (Cost $3,333,000)		4,738,722

Convertible Bonds (1.2%):
Biotechnology (0.2%):
178,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	228,508
175,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	233,844
295,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	1,318,096

		1,780,448

Diversified Financial Services (0.1%):
600,000	Telecom Italia Finance SA, Registered Shares, 6.13%, 11/15/16+(b)	960,339

Diversified Telecommunication Services (0.2%):
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+(b)	406,400
900,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+	931,490

		1,337,890

Electrical Equipment (0.1%):
478,000	Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19(b)(d)	587,940

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(e)	2,000

Internet Software & Services (0.1%):
430,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100	415,488
375,000	Twitter, Inc., 1.00%, 9/15/21	313,359

		728,847

Oil, Gas & Consumable Fuels (0.2%):
936,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	524,746
1,146,000	Cobalt International Energy, Inc., 3.13%, 5/15/24	598,784
1,123,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(b)	966,064

		2,089,594

Real Estate Management & Development (0.1%):
750,000	CapitaLand, Ltd., 2.10%, 11/15/16+(b)	525,868
750,000	CapitaLand, Ltd., 1.95%, 10/17/23+(b)	541,081

		1,066,949

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Semiconductors & Semiconductor Equipment (0.1%):
$246,000	Intel Corp., 3.25%, 8/1/39	$409,129

Software (0.1%):
340,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16	620,925

Total Convertible Bonds (Cost $10,110,839)		9,584,061

Floating Rate Loans (1.1%):
Biotechnology (0.1%):
1,115,961	Grifols Worldwide Operations USA, 3.19%, 3/3/21(d)	1,104,243

Capital Markets (0.1%):
103,544	Sheridan Production Partners, 4.25%, 12/2/20(c)(d)	58,761
744,179	Sheridan Production Partners, 4.25%, 12/2/20(c)(d)	422,321
38,627	Sheridan Production Partners, 4.25%, 12/2/20(c)(d)	21,921

		503,003

Commercial Services & Supplies (0.1%):
964,472	Promontoria Blue Holding 2 BV, 0.00%, 4/17/20(c)(d)	1,041,709

Energy Equipment & Services (0.1%):
373,237	Drillships Financing Holdings, Inc., 5.50%, 3/31/21(d)	147,895
1,286,603	Seadrill, Ltd., 4.00%, 2/21/21(d)	531,792

		679,687

Hotels, Restaurants & Leisure (0.3%):
1,460,648	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(d)	1,456,544

Independent Power and Renewable Electricity Producers (0.1%):
603,488	Calpine Corp., 3.50%, 6/15/22(d)	574,218

Marine (0.0%):
473,214	Drillships Ocean Ventures, Inc., 3.50%, 7/9/21(d)	221,228

Media (0.1%):
1,099,687	Univision Communications, Inc., 4.00%, 3/1/20(d)	1,074,394

Metals & Mining (0.0%):
349,125	Novelis, Inc., 0.00%, 6/15/22(d)	332,168

Oil, Gas & Consumable Fuels (0.0%):
405,533	Fieldwood Energy LLC, 8.38%, 9/20/20(d)	60,830

Pharmaceuticals (0.1%):
605,000	ENDO Luxembourg Finance Co., 0.00%, 6/30/22(d)	596,179
187,249	Mallinckrodt International Finance SA, 3.25%, 2/24/21(d)	181,163

		777,342

Trading Companies & Distributors (0.1%):
585,000	Univar USA, Inc., 0.00%, 6/30/22(d)	565,092

Total Floating Rate Loans (Cost $10,406,425)		8,390,458

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (3.6%):
Automobiles (0.1%):
$620,000	General Motors Financial Co., Inc., 3.50%, 7/10/19	$622,077
327,000	Volkswagen AG, Registered Shares, 2.45%, 11/20/19(b)	313,436

		935,513

Banks (1.0%):
558,000	Bank of America Corp., 2.00%, 1/11/18, MTN	557,289
332,000	Bank of America Corp., 1.66%, 3/22/18, MTN(d)	333,065
385,000	Bank of America Corp., 2.60%, 1/15/19	386,255
365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100	361,855
1,124,000	Citigroup, Inc., 1.80%, 2/5/18	1,119,697
298,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100(d)	291,593
829,000	Citigroup, Inc., Series O, 5.88%, 12/29/49, Callable 3/27/20 @ 100(d)	822,783
210,000	HSBC USA, Inc., 1.63%, 1/16/18	208,960
323,000	JPMorgan Chase & Co., 4.35%, 8/15/21	343,747
1,565,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100(d)	1,572,981
778,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/29/49, Callable 5/1/23 @ 100, Perpetual Bond(d)	735,210
391,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	431,373

		7,164,808

Biotechnology (0.1%):
849,000	AbbVie, Inc., 2.50%, 5/14/20, Callable 4/14/20 @ 100	840,464

Capital Markets (0.4%):
595,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	624,985
662,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(d)	657,863
695,000	Goldman Sachs Group, Inc. (The), Series M, 5.37%, 12/31/49, Callable 5/10/20 @ 100(d)	689,787
268,000	Morgan Stanley, Series G, 7.30%, 5/13/19	307,854
509,000	Morgan Stanley, Series H, 5.45%, 7/29/49, Callable 7/15/19 @ 100(d)	496,911

		2,777,400

Communications Equipment (0.2%):
1,380,000	QUALCOMM, Inc., 3.00%, 5/20/22^	1,366,170

Consumer Finance (0.4%):
628,000	Ally Financial, Inc., 2.75%, 1/30/17	626,430
431,000	Ally Financial, Inc., 3.50%, 1/27/19	425,074
430,000	American Express Co., Series C, 4.95%, 12/29/49, Callable 3/15/20 @ 100(d)	408,500
773,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	761,094

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18	$407,026
255,000	Hyundai Capital America, 2.00%, 3/19/18(b)	251,969
198,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	197,783

		3,077,876

Diversified Financial Services (0.2%):
567,978	Delta Topco, Ltd., 10.00%, 11/24/60(a)	569,682
88,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN	99,530
460,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(d)	480,378

		1,149,590

Diversified Telecommunication Services (0.3%):
988,000	$AT&T, Inc., 2.38%, 11/27/18	994,731
1,620,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	1,581,151
110,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21	116,600

		2,692,482

Health Care Equipment & Supplies (0.1%):
890,000	Medtronic, Inc., 3.15%, 3/15/22	899,716

Industrial Conglomerates (0.1%):
710,580	General Electric Co., Series B, 4.10%, 12/29/49, Callable 12/15/22 @ 100(d)	708,804

Internet Software & Services (0.0%):
266,000	eBay, Inc., 2.20%, 8/1/19, Callable 7/1/19 @ 100	262,978

IT Services (0.0%):
263,000	Xerox Corp., 6.35%, 5/15/18^	281,174

Media (0.1%):
245,000	Cablevision Systems Corp., 5.88%, 9/15/22^	208,250
200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/2099, Callable 3/19/21 @ 100(b)	212,000

		420,250

Oil, Gas & Consumable Fuels (0.0%):
399,000	Chesapeake Energy Corp., 3.57%, 4/15/19, Callable 2/8/16 @ 101(b)(d)	111,720
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23, Callable 1/15/23 @ 100	236,925

		348,645

Personal Products (0.0%):
234,000	Edgewell Personal Care Co., 4.70%, 5/19/21	236,109
146,000	Edgewell Personal Care Co., 4.70%, 5/24/22	144,933

		381,042

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.2%):
$510,000	Forest Laboratories, Inc., 4.38%, 2/1/19(b)	$534,264
361,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(b)	392,264
553,000	Mylan, Inc., 2.55%, 3/28/19	545,764

		1,472,292

Real Estate Investment Trusts (REITs) (0.0%):
162,000	American Tower Corp., 3.40%, 2/15/19	166,178

Real Estate Management & Development (0.2%):
1,216,000	Global Logistic Properties, Ltd., 3.88%, 6/4/25(b)	1,187,737

Technology Hardware, Storage & Peripherals (0.2%):
1,535,000	Hewlett-Packard Co., 2.85%, 10/5/18, Callable 9/5/18 @ 100(b)	1,534,143

Total Corporate Bonds (Cost $28,084,508)		27,667,262

Foreign Bonds (9.1%):
Banks (0.2%):
610,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(d)	1,553,762

Metals & Mining (0.0%):
270,000	Constellium NV, 7.00%, 1/15/23, Callable 1/15/18 @ 105.25+(b)	238,740

Sovereign Bonds (8.9%):
11,711,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.99%, 1/1/21+(f)(g)	2,357,059
1,025,000	Buoni del Tesoro Poliennali, 2.50%, 12/1/24+	1,209,618
3,606,000	Buoni del Tesoro Poliennali, 1.50%, 6/1/25+	3,920,913
159,750,000	Government of Japan, Series 350, 0.10%, 3/15/17+	1,331,755
3,768,000	Government of Poland, 5.75%, 10/25/21+	1,133,306
423,160,000	Hungary Government Bond, Series 25/B, 5.50%, 6/24/25+	1,708,187
26,500,000,000	Indonesia Government, Series FR53, 8.25%, 7/15/21+	1,875,731
2,862,000,000	Indonesia Government, Series FR70, 8.38%, 3/15/24+	201,933
340,000,000	Japan Treasury Discount Bill, Series 543, 0.00%, 1/13/16+(f)	2,829,047
330,000,000	Japan Treasury Discount Bill, Series 564, 0.00%, 1/25/16+(f)	2,745,870
410,000,000	Japan Treasury Discount Bill, Series 549, 0.00%, 2/10/16+(f)	3,411,611
390,000,000	Japan Treasury Discount Bill, Series 570, 0.00%, 2/22/16+(f)	3,245,210
830,000,000	Japan Treasury Discount Bill, Series 572, 0.00%, 2/29/16+(f)	6,906,494
840,000,000	Japan Treasury Discount Bill, Series 573, 0.00%, 3/7/16+(f)	6,989,732
430,000,000	Japan Treasury Discount Bill, Series 574, 0.00%, 3/14/16+(f)	3,578,092

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$580,000,000	Japan Treasury Discount Bill, Series 576, 0.00%, 3/22/16+(f)	$4,826,282
74,661,200	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(d)(h)	4,483,330
205,624,300	Mexican Cetes, Series BI, 0.00%, 1/7/16+(h)	1,192,843
123,424,300	Mexican Cetes, Series BI, 0.00%, 2/18/16+(h)	713,501
206,000,000	Mexican Cetes, Series BI, 0.00%, 3/31/16+(h)	1,185,899
262,000,000	Mexican Cetes, Series BI, 0.00%, 4/14/16+(h)	1,506,165
7,659,000	Poland Government Bond, Series 1020, 5.25%, 10/25/20+	2,223,020
5,159,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+	1,355,112
6,361,498	United Kingdom Treasury, 2.00%, 9/7/2CCC5+	9,426,678

		70,357,388

Total Foreign Bonds (Cost $74,080,802)		72,149,890

Yankee Dollars (3.4%):
Banks (0.8%):
450,000	Banco Santander Chile SA, 2.33%, 6/7/18(b)(d)	450,000
1,181,000	BNP Paribas SA, 2.40%, 12/12/18	1,190,286
1,275,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100^(d)	1,259,063
325,000	ING Groep NV, 6.00%, 12/31/49, Callable 4/16/20 @ 100^(d)	325,000
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18	226,616
1,065,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19	1,096,552
200,000	Lloyds Bank plc, 2.30%, 11/27/18	200,794
250,000	Rabobank Nederland, 3.95%, 11/9/22^	253,056
455,000	Standard Chartered plc, 6.50%, 12/31/49, Callable 4/2/20 @ 100^(b)(d)	438,770
460,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	461,641
366,000	UBS AG Stamford CT, 2.38%, 8/14/19	365,572

		6,267,350

Capital Markets (0.2%):
400,000	CSG Guernsey I, Ltd., Registered Shares, 7.88%, 2/24/41, Callable 8/24/16 @ 100(b)(d)	412,000
475,000	Deutsche Bank AG, 1.88%, 2/13/18	470,961
495,000	UBS Group AG, 4.13%, 9/24/25(b)	494,487

		1,377,448

Diversified Financial Services (0.2%):
253,000	Export-Import Bank of Korea, 2.88%, 9/17/18	256,889
811,000	Export-Import Bank of Korea, 2.63%, 12/30/20^	809,989

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Financial Services, continued
$255,000	GE Capital International Holdings, Ltd., 2.34%, 11/15/20(b)	$252,873
222,000	Volkswagen International Finance NV, Registered Shares, 4.00%, 8/12/20(b)	223,624

		1,543,375

Diversified Telecommunication Services (0.2%):
568,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/16 @ 103.75^	494,160
572,000	Telecom Italia SpA, 5.30%, 5/30/24(b)	564,850

		1,059,010

Electric Utilities (0.0%):
85,000	Empresa Distribuidora Y Comercializadora Norte SA, 9.75%, 10/25/22, Callable 10/25/18 @ 104.88(b)	81,600

Energy Equipment & Services (0.1%):
562,000	Petroleos Mexicanos, 5.75%, 3/1/18	585,042

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(b)	406,771
400,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(b)	208,000

		614,771

Internet Software & Services (0.1%):
670,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100	649,816
313,000	Alibaba Group Holding, Ltd., 3.60%, 11/28/24, Callable 8/28/24 @ 100^	298,991

		948,807

Media (0.0%):
200,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(b)	199,500

Metals & Mining (0.1%):
192,000	First Quantum Minerals, Ltd., Registered Shares, 6.75%, 2/15/20, Callable 2/15/17 @ 103.38(b)	124,560
804,000	First Quantum Minerals, Ltd., Registered Shares, 7.00%, 2/15/21, Callable 2/15/18 @ 103.5(b)	504,510

		629,070

Oil, Gas & Consumable Fuels (0.3%):
152,000	Petrobras Global Finance BV, 2.46%, 1/15/19(d)	115,520
775,000	Petroleos Mexicanos, 3.50%, 7/23/20^(b)	733,538
494,000	YPF SA, 8.88%, 12/19/18(b)	499,558
1,481,000	YPF Sociedad Anonima, 8.50%, 7/28/25(b)	1,410,652

		2,759,268

Paper & Forest Products (0.2%):
1,287,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 2/8/16 @ 108	1,259,651

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals (0.1%):
$675,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100	$674,463

Real Estate Investment Trusts (REITs) (0.0%):
316,000	Trust F/1401, 5.25%, 12/15/24(b)	313,630

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(b)	212,483

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/16 @ 100(b)	152,940

Sovereign Bonds (1.0%):
388,000	City of Buenos Aires Agrentina, 8.95%, 2/19/21^(b)	409,340
516,000	Federal Republic of Brazil, 6.00%, 1/17/17^	530,190
1,610,607	Republic of Argentina, 0.35%, 5/7/24(f)	1,718,518
781,000	Republic of Colombia, 7.38%, 1/27/17	820,050
1,740,000	Republic of Hungary, 6.38%, 3/29/21	1,983,600
480,000	Republic of Indonesia, 6.88%, 1/17/18(b)	520,580
1,437,000	Republic of Turkey, 6.75%, 4/3/18	1,546,212
248,000	United Mexican States, 5.95%, 3/19/19	275,280

		7,803,770

Total Yankee Dollars (Cost $27,171,239)		26,482,178

U.S. Government Agency Mortgages (0.4%):
2,940,000	Federal National Mortgage Association, 3.00%, 1/25/46	2,940,027

Total U.S. Government Agency Mortgages (Cost $2,940,689)		2,940,027

U.S. Treasury Obligations (24.5%):
U.S. Treasury Bills (17.7%)
10,000,000	0.02%, 1/7/16(f)	9,999,960
669,000	0.05%, 1/14/16(f)	668,979
4,134,000	0.08%, 1/21/16(f)	4,133,802
9,500,000	0.04%, 1/28/16(f)	9,499,174
2,000,000	0.07%, 2/4/16(f)	1,999,826
16,500,000	0.14%, 2/11/16(f)	16,497,707
39,000,000	0.20%, 2/18/16(f)	38,994,539
16,000,000	0.20%, 2/25/16(f)	15,998,064
15,000,000	0.16%, 3/3/16(f)	14,997,359
5,000,000	0.19%, 3/10/16(f)	4,998,915
2,000,000	0.04%, 3/17/16(f)	1,999,594
8,279,000	0.16%, 3/24/16(f)	8,275,738
11,731,000	0.07%, 4/14/16(f)	11,724,923

		139,788,580

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Notes (0.7%)
$826,100	0.13%, 4/15/20	$828,309
329,600	0.25%, 1/15/25	315,906
5,035,900	0.38%, 7/15/25	4,889,928

		6,034,143

U.S. Treasury Notes (6.1%)
1,940,000	0.38%, 3/15/16(i)	1,940,454
513,000	2.13%, 8/15/21	522,295
3,296,500	1.75%, 3/31/22	3,245,764
4,236,100	1.88%, 8/31/22	4,187,287
4,530,000	1.75%, 9/30/22	4,440,107
4,220,000	1.88%, 10/31/22	4,166,592
2,475,200	2.00%, 2/15/25	2,419,605
6,565,900	2.13%, 5/15/25	6,480,235
21,230,600	2.00%, 8/15/25	20,700,662

		48,103,001

Total U.S. Treasury Obligations (Cost $194,512,408)		193,925,724

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $534,945)		72,255

Collateralized Mortgage Obligation (0.1%):
459,000	Logistics UK, Class F, Series 2015-1A, 4.20%, 8/20/25(c)	649,635

Total Collateralized Mortgage Obligation (Cost $687,580)		649,635

Purchased Options (0.5%):
Total Purchased Options (Cost $5,543,774)		3,801,434

Exchange Traded Funds (0.9%):
4,667	ETFS Platinum Trust(i)	400,569
5,528	ETFS Physical Palladium Shares(i)	299,452
124,200	iShares Gold Trust(i)	1,270,566
50,428	SPDR Gold Trust(i)	5,116,424

Total Exchange Traded Fund (Cost $9,061,594)		7,087,011

Securities Held as Collateral for Securities on Loan (4.4%):
34,359,979	AZL BlackRock Global Allocation Fund Securities Lending Collateral Account(j)	34,359,979

Total Securities Held as Collateral for Securities on Loan (Cost $34,359,979)		34,359,979

Unaffiliated Investment Company (0.1%):
673,535	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (f)	673,535

Total Unaffiliated Investment Company (Cost $673,535)		673,535

Total Investment Securities (Cost $834,585,809)(k) — 105.1%		828,954,705
Net other assets (liabilities) — (5.1)%		(39,634,595)

Net Assets — 100.0%		$789,320,110

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $33,154,866.

#	All or a portion of the security has been pledged as collateral for open derivative positions.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 1.74% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.28% of the net assets of the Fund.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2015.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(k)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Argentina	0.6%
Australia	0.3%
Austria	—	%NM
Belgium	0.1%
Bermuda	—	%NM
Brazil	0.5%
Canada	0.9%
Cayman Islands	0.3%
Chile	0.1%
China	0.3%
Colombia	0.1%
Cyprus	—	%NM
European Community	0.1%
France	2.3%
Germany	1.0%
Guernsey	—%
Hong Kong	0.9%
Hungary	0.4%
India	0.5%
Indonesia	0.4%
Ireland (Republic of)	0.8%
Israel	0.6%
Italy	1.5%
Japan	12.6%

Country	Percentage
Jersey	0.2%
Kazakhstan	—	%NM
Korea, Republic Of	0.4%
Luxembourg	0.2%
Malaysia	0.1%
Mexico	1.6%
Netherlands	1.9%
Norway	0.2%
Poland	0.6%
Portugal	0.1%
Republic of Korea (South)	0.2%
Singapore	0.7%
Spain	0.8%
Sweden	0.1%
Switzerland	1.3%
Taiwan	0.1%
Thailand	0.1%
Turkey	0.2%
United Arab Emirates	0.2%
United Kingdom	4.9%
United States	61.8%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Securities Sold Short (-0.3%):

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Aeon Co., Ltd.	$(383,052)	$(393,697)	$(10,645)
Autoliv, Inc.	(394,589)	(390,654)	3,935
Avery Dennison Corp.	(31,184)	(30,014)	1,170
Franklin Resources, Inc.	(303,279)	(300,341)	2,938
Gentex Corp.	(374,525)	(374,074)	451
T. Rowe Price Group, Inc.	(303,472)	(316,129)	(12,657)
Waddell & Reed Financial, Inc.	(293,544)	(232,748)	60,796

	$(2,083,645)	$(2,037,657)	$45,988

Futures Contracts

Cash of $994,900 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	Short	3/18/16	(123)	$(4,843,125)	$(16,290)
Russell 2000 Mini Index March Futures (U.S. Dollar)	Short	3/18/16	(50)	(5,657,500)	(4,030)
CAC 40 10 Euro January Futures (Euro)	Short	1/15/16	(3)	(151,206)	(540)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/18/16	(111)	(11,296,470)	(40,096)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/18/16	12	427,947	5,934
FTSE 100 Index March Futures (British Pounds)	Long	3/18/16	1	91,358	3,313
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/17/16	1	95,743	6,433
NIKKEI 225 Index March Futures (Japanese Yen)	Long	3/10/16	8	624,397	(16,931)
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	Long	3/18/16	7	642,285	2,390
Tokyo Price Index March Futures (Japanese Yen)	Long	3/10/16	47	6,051,964	47,833

Total					$(11,984)

Option Contracts

Over-the-counter options purchased as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Abbott Laboratories	Citigroup Global Markets	Call	49.00 USD	01/15/16	39,100	$639
Activision Blizzard, Inc.	Deutsche Bank	Call	19.00 USD	01/15/16	40,927	814,812
Bank of New York Mellon Corp. (The)	Deutsche Bank	Call	46.00 USD	05/20/16	59,789	43,700
Baxter International, Inc.	Goldman Sachs	Call	72.75 USD	03/18/16	15,855	—
Euro Stoxx 50 Index	Goldman Sachs	Call	3500.00 EUR	03/16/18	424	95,602
Euro Stoxx 50 Index	Morgan Stanley	Call	3450.00 EUR	03/20/17	495	89,202
Euro Stoxx 50 Index	UBS Warburg	Call	3600.00 EUR	06/15/18	206	38,974
Euro Stoxx 50 Index	Citigroup Global Markets	Call	3500.00 EUR	06/16/17	462	75,035
Euro Stoxx 50 Index	Bank of America	Call	3600.00 EUR	09/15/17	477	72,709
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55 EUR	09/21/18	225	60,188
Euro Stoxx 50 Index	Barclays Bank	Call	3500.00 EUR	12/15/17	488	99,963
Gilead Sciences, Inc.	Citigroup Global Markets	Call	95.00 USD	01/15/16	7,700	53,329
Gilead Sciences, Inc.	Deutsche Bank	Call	99.00 USD	05/20/16	8,091	65,369
Goldman Sachs Group, Inc.	Deutsche Bank	Call	220.00 USD	01/15/16	5,500	14
Goldman Sachs Group, Inc.	Deutsche Bank	Call	220.00 USD	05/20/16	14,300	13,334
Ingersoll-Rand plc	Morgan Stanley	Call	63.50 USD	01/15/16	13,291	89

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
International Business Machines Corp.	Deutsche Bank	Call	182.00 USD	01/15/16	7,500	$—
International Business Machines Corp.	Barclays Bank	Call	182.00 USD	01/15/16	7,500	—
Johnson & Johnson	Goldman Sachs	Call	103.00 USD	04/15/16	79,556	262,842
KeyCorp	Deutsche Bank	Call	15.75 USD	05/20/16	79,719	15,530
Merck & Co., Inc.	Goldman Sachs	Call	59.00 USD	01/15/16	78,450	194
MetLife, Inc.	UBS Warburg	Call	50.00 USD	01/20/17	12,874	47,969
MetLife, Inc.	UBS Warburg	Call	52.50 USD	01/20/17	11,800	31,951
Morgan Stanley	Deutsche Bank	Call	40.75 USD	05/20/16	59,789	6,572
MS Japan Custom Index	Morgan Stanley	Call	148.58 JPY	03/11/16	1,520,519	85,209
MS Japan Custom Index	Morgan Stanley	Call	155.62 JPY	03/11/16	391,111	20,024
Nikkei 225	Goldman Sachs	Call	21968.28 JPY	03/09/18	16,713	135,375
Prudential Financial, Inc.	Morgan Stanley	Call	87.50 USD	01/20/17	14,400	80,714
Qualcomm, Inc.	Deutsche Bank	Call	52.50 USD	05/19/17	25,613	120,287
S&P 500 Index	Morgan Stanley	Call	2100.00 USD	01/15/16	977	5,519
S&P 500 Index	Morgan Stanley	Call	2150.00 USD	02/19/16	977	6,370
S&P 500 Index	Morgan Stanley	Call	2200.00 USD	03/18/16	977	4,985
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	355.61 EUR	03/17/17	4,134	133,577
Stoxx Europe 600 Index	JPMorgan Chase	Call	380.00 EUR	06/17/16	5,257	49,960
Stoxx Europe 600 Index	JPMorgan Chase	Call	372.06 EUR	09/15/17	3,057	74,854
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	375.00 EUR	09/16/16	6,488	100,762
SunTrust Banks, Inc.	Deutsche Bank	Call	45.50 USD	05/20/16	59,800	86,985
Taiwan Stock Exchange	Citigroup Global Markets	Call	9000.77 TWD	9/22/16	6,700	29,372
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Call	9000.00 TWD	09/20/17	6,476	55,811
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Call	9000.00 TWD	12/20/17	6,603	65,657
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Call	63.50 USD	05/20/16	15,900	77,973
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Call	1625.00 JPY	04/08/16	315,481	54,413
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Call	1675.00 JPY	06/10/16	254,440	46,830
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1675.00 JPY	06/10/16	135,033	24,853
United Continental Holdings, Inc.	Morgan Stanley	Call	60.00 USD	03/18/16	1,004	2,325
Wells Fargo & Co.	Deutsche Bank	Call	59.00 USD	05/20/16	59,789	42,511
Gentex Corp.	UBS Warburg	Put	15.00 USD	03/21/16	8,153	4,060
Ibovespa Brasil Sao Paulo Index	Goldman Sachs	Put	44000.00 BRL	02/17/16	35	15,719
Ibovespa Brasil Sao Paulo Index	BNP Paribas	Put	46600.00 BRL	02/17/16	42	35,979
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Put	47000.00 BRL	02/17/16	48	44,776
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Put	15.00 USD	03/18/16	24,177	12,038
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	49122.00 BRL	08/17/16	44	59,632
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	51369.43 BRL	08/17/16	101	171,783
Russell 2000 Index	Societe Generale	Put	1135.00 USD	01/15/16	944	12,863
Russell 2000 Index	Credit Suisse First Boston	Put	1150.00 USD	01/15/16	1,439	29,091
Russell 2000 Index	Bank of America	Put	1110.00 USD	02/19/16	3,368	68,732
S&P 500 Index	UBS Warburg	Put	2000.00 USD	01/15/16	2,003	19,744
S&P 500 Index	BNP Paribas	Put	1990.00 USD	02/19/16	2,526	71,356

Total						$3,738,156

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Over-the-counter options written as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Abbott Laboratories	Citigroup Global Markets	Call	55.00 USD	01/15/16	39,100	$(8)
Activision Blizzard, Inc.	Deutsche Bank	Call	24.00 USD	01/15/16	40,927	(610,223)
Bank of New York Mellon Corp. (The)	Deutsche Bank	Call	51.25 USD	05/20/16	59,789	(11,662)
Baxter International, Inc.	Goldman Sachs	Call	82.00 USD	03/18/16	15,855	—
General Electric Co.	Deutsche Bank	Call	32.50 USD	01/20/17	65,566	(98,778)
Gilead Sciences, Inc.	Deutsche Bank	Call	107.50 USD	05/20/16	8,091	(31,890)
Goldman Sachs Group, Inc.	Deutsche Bank	Call	245.00 USD	05/20/16	14,300	(3,070)
Ibovespa Brasil Sao Paulo Index	BNP Paribas	Call	51000.00 BRL	02/17/16	42	(997)
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Call	51500.00 BRL	02/17/16	48	(915)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	60785.00 BRL	08/17/16	44	(3,639)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	63004.60 BRL	08/17/16	101	(5,552)
KeyCorp	Deutsche Bank	Call	17.90 USD	05/20/16	79,719	(5,325)
Kimberly-Clark Corp.	Goldman Sachs	Call	0.74 GBP	02/19/16	305,000	(11,114)
Merck & Co., Inc.	Goldman Sachs	Call	65.00 USD	01/15/16	78,450	(2)
MetLife, Inc.	UBS Warburg	Call	55.00 USD	01/20/17	12,874	(25,024)
MetLife, Inc.	UBS Warburg	Call	57.50 USD	01/20/17	11,800	(16,425)
Morgan Stanley	Deutsche Bank	Call	46.00 USD	05/20/16	59,789	(1,302)
Prudential Financial, Inc.	Morgan Stanley	Call	93.50 USD	01/20/17	14,400	(52,952)
Qualcomm, Inc.	Deutsche Bank	Call	70.00 USD	05/19/17	25,613	(23,840)
Russell 2000 Index	Bank of America	Call	1210.00 USD	02/19/16	3,368	(16,402)
S&P 500 Index	BNP Paribas	Call	2115.00 USD	02/19/16	2,526	(37,928)
SunTrust Banks, Inc.	Deutsche Bank	Call	51.75 USD	05/20/16	59,800	(20,911)
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Call	73.00 USD	05/20/16	15,900	(15,176)
United Continental Holdings, Inc.	Citigroup Global Markets	Call	60.00 USD	01/15/16	7,117	(3,208)
United Continental Holdings, Inc.	Morgan Stanley	Call	70.00 USD	03/18/16	1,004	(350)
Wells Fargo & Co.	Deutsche Bank	Call	66.00 USD	05/20/16	59,789	(5,002)
Euro Stoxx 50 Index	Goldman Sachs	Put	3050.00 EUR	06/17/16	770	(113,591)
Euro Stoxx 50 Index	Morgan Stanley	Put	3150.00 EUR	06/17/16	770	(144,816)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07 EUR	09/21/18	225	(62,923)
Gilead Sciences, Inc.	Deutsche Bank	Put	90.00 USD	05/20/16	8,091	(22,170)
Ingersoll-Rand plc	Morgan Stanley	Put	56.00 USD	01/15/16	13,291	(14,745)
MetLife, Inc.	UBS Warburg	Put	45.00 USD	01/20/17	6,437	(23,752)
MetLife, Inc.	UBS Warburg	Put	46.00 USD	01/20/17	5,900	(24,018)
MS Japan Custom Index	Morgan Stanley	Put	148.58 JPY	03/11/16	1,520,519	(101,399)
MS Japan Custom Index	Morgan Stanley	Put	155.62 JPY	03/11/16	391,111	(18,622)
Mylan NV	Barclays Bank	Put	60.00 USD	01/15/16	6,018	(32,778)
Nikkei 225	Goldman Sachs	Put	17974.04 JPY	03/09/18	16,713	(262,213)
Prudential Financial, Inc.	Morgan Stanley	Put	77.50 USD	01/20/17	7,200	(52,837)
Qualcomm, Inc.	Deutsche Bank	Put	40.00 USD	05/19/17	25,613	(75,320)
Russell 2000 Index	Societe Generale	Put	1035.00 USD	01/15/16	944	(721)
Russell 2000 Index	Credit Suisse First Boston	Put	1050.00 USD	01/15/16	1,439	(1,768)
Russell 2000 Index	Bank of America	Put	1010.00 USD	02/19/16	3,368	(17,250)
S&P 500 Index	UBS Warburg	Put	1850.00 USD	01/15/16	2,003	(1,268)
S&P 500 Index	BNP Paribas	Put	1885.00 USD	02/19/16	2,526	(31,398)
Taiwan Stock Exchange	Citigroup Global Markets	Put	8100.70 TWD	09/21/16	6,700	(107,911)
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Put	8600.00 TWD	09/20/17	6,476	(241,934)
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Put	8600.00 TWD	12/20/17	6,603	(257,334)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Put	55.00 USD	05/20/16	15,900	$(14,035)
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Put	1500.00 JPY	04/08/16	315,481	(105,604)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1450.00 JPY	06/10/16	135,033	(45,042)
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Put	1475.00 JPY	06/10/16	127,220	(50,335)
Tokyo Stock Price Index	Citigroup Global Markets	Put	1500.00 JPY	06/10/16	127,220	(59,606)
Twitter, Inc.	Citigroup Global Markets	Put	30.00 USD	01/15/16	13,679	(97,017)
United Continental Holdings, Inc.	Morgan Stanley	Put	53.50 USD	03/18/16	1,004	(2,245)

Total						$(2,984,347)

Exchange-traded options purchased as of December 31, 2015 were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Amazon.com, Inc.	Call	580.00 USD	01/15/16	4	$38,720
Salesforce.com, Inc.	Call	80.00 USD	03/18/16	17	6,673
SPDR Gold Shares(a)	Call	111.00 USD	01/15/16	306	612
SPDR Gold Shares(a)	Call	113.00 USD	03/18/16	226	6,667
SPDR Gold Shares(a)	Call	114.00 USD	03/18/16	390	9,750
SPDR Gold Shares(a)	Call	110.00 USD	12/31/15	428	856

Total					$63,278

Exchange-traded options written as of December 31, 2015 were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Amazon.com, Inc.	Call	660.00 USD	01/15/16	4	$(9,510)
Kimberly-Clark Corp.	Call	120.00 USD	01/15/16	26	(21,840)
Kimberly-Clark Corp.	Call	125.00 USD	04/15/16	17	(10,030)
Salesforce.com, Inc.	Call	90.00 USD	03/18/16	17	(1,581)
Amazon.com, Inc.	Put	510.00 USD	01/15/16	2	(50)

Total					$(43,011)

Over-the-counter interest rate swaptions purchased as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 3-Month USD LIBOR	Goldman Sachs	Call	2.05 USD	01/19/16	2,471	$37,840
1-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	1.80 USD	05/13/16	2,065	30,895
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	1.35 JPY	01/25/16	30,000	—
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	1.35 JPY	01/25/16	13,882	—
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.25 JPY	7/29/16	1,937,700	1,715
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.07 JPY	04/04/18	1,006,980	1,805

Total						$72,255

Over-the-counter interest rate swaptions written as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 3-Month USD LIBOR	Goldman Sachs	Call	1.80 USD	01/19/16	2,471	$(1,850)
1-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	2.35 USD	05/13/16	2,065	(15,747)

Total						$(17,597)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Forward Currency Contracts

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	JPMorgan Chase	1/14/16	2,705,000	$1,944,652	$1,969,180	$(24,528)
Australian Dollar	Morgan Stanley	1/28/16	661,000	474,096	480,847	(6,751)
Brazilian Real	Citibank	1/11/16	3,053,000	809,707	768,869	40,838
Brazilian Real	Deutsche Bank	1/11/16	2,872,000	763,424	723,286	40,138
Brazilian Real	Goldman Sachs	1/15/16	5,229,000	1,373,198	1,314,965	58,233
Brazilian Real	Deutsche Bank	1/28/16	2,872,000	731,180	718,830	12,350
Brazilian Real	Morgan Stanley	2/16/16	6,284,000	1,633,183	1,564,575	68,608
Canadian Dollar	Morgan Stanley	1/14/16	2,705,079	1,971,000	1,955,323	15,677
Chilean Peso	Goldman Sachs	3/10/16	540,253,000	756,180	757,249	(1,069)
Chinese Renminbi	Goldman Sachs	5/17/16	25,350,558	3,815,000	3,873,569	(58,569)
Chinese Renminbi	Deutsche Bank	3/15/16	12,920,700	1,950,000	1,946,422	3,578
Chinese Renminbi	Deutsche Bank	11/4/16	12,566,000	1,933,796	1,905,961	27,835
European Euro	Goldman Sachs	1/11/16	2,456,000	2,714,128	2,669,397	44,731
European Euro	Goldman Sachs	1/29/16	1,903,000	2,067,495	2,069,239	(1,744)
Indonesian Rupiah	Credit Suisse First Boston	1/28/16	10,533,983,000	734,587	759,300	(24,713)
Japanese Yen	JPMorgan Chase	1/7/16	325,254,000	2,639,856	2,706,812	(66,956)
Japanese Yen	Credit Suisse First Boston	1/8/16	212,979,000	1,726,924	1,772,482	(45,558)
Japanese Yen	Morgan Stanley	1/13/16	340,000,000	2,780,913	2,829,908	(48,995)
Japanese Yen	Morgan Stanley	1/14/16	204,135,000	1,686,662	1,699,106	(12,444)
Japanese Yen	Citibank	1/21/16	230,000,000	1,875,163	1,914,691	(39,528)
Japanese Yen	Goldman Sachs	1/25/16	330,000,000	2,783,753	2,747,409	36,344
Japanese Yen	Deutsche Bank	1/29/16	212,698,000	1,732,351	1,770,971	(38,620)
Japanese Yen	Deutsche Bank	2/10/16	410,000,000	3,313,145	3,414,649	(101,504)
Japanese Yen	Deutsche Bank	2/22/16	390,000,000	3,170,732	3,248,934	(78,202)
Japanese Yen	Morgan Stanley	2/29/16	830,000,000	6,748,736	6,915,455	(166,719)
Japanese Yen	Credit Suisse First Boston	3/7/16	840,000,000	6,862,184	7,000,819	(138,635)
Japanese Yen	HSBC Bank	3/14/16	430,000,000	3,499,349	3,584,800	(85,451)
Japanese Yen	JPMorgan Chase	3/22/16	580,000,000	4,798,683	4,836,924	(38,241)
Korean Won	Credit Suisse First Boston	1/25/16	1,769,925,000	1,548,084	1,509,146	38,938
Korean Won	Deutsche Bank	1/25/16	2,151,428,000	1,886,225	1,834,439	51,786
Korean Won	Morgan Stanley	3/9/16	2,227,666,000	1,889,053	1,899,005	(9,952)
Malaysian Ringgit	Credit Suisse First Boston	1/22/16	3,342,000	783,863	777,759	6,104
Mexican Peso	HSBC Bank	1/7/16	8,220,000	477,643	476,890	753
Mexican Peso	Morgan Stanley	1/7/16	12,342,430	725,108	716,056	9,052
Mexican Peso	Deutsche Bank	1/8/16	23,660,000	1,407,140	1,372,555	34,585
Mexican Peso	Citibank	1/21/16	13,197,000	796,141	764,862	31,279
Mexican Peso	Credit Suisse First Boston	1/21/16	34,277,532	1,967,000	1,986,632	(19,632)
Mexican Peso	BNP Paribas	2/18/16	12,314,140	719,734	712,356	7,378
Mexican Peso	Goldman Sachs	3/31/16	20,600,000	1,231,689	1,188,027	43,662
Mexican Peso	JPMorgan Chase	4/14/16	26,200,000	1,558,967	1,509,551	49,416
Singapore Dollar	HSBC Bank	1/7/16	2,236,000	1,568,110	1,577,303	(9,193)
Singapore Dollar	Deutsche Bank	1/8/16	1,097,000	768,907	773,813	(4,906)
Singapore Dollar	Morgan Stanley	1/15/16	1,116,000	792,335	787,044	5,291
Taiwanese Dollar	Credit Suisse First Boston	5/12/16	12,832,000	391,100	391,626	(526)
Taiwanese Dollar	Deutsche Bank	5/12/16	26,133,000	794,969	797,566	(2,597)

				$86,596,145	$86,994,602	$(398,457)

Long Contracts:
European Euro	Deutsche Bank	1/11/16	1,138,000	$1,245,257	$1,236,879	$(8,378)
European Euro	Goldman Sachs	1/11/16	2,456,000	2,691,972	2,669,397	(22,575)
European Euro	Citibank	1/14/16	369,000	403,011	401,091	(1,920)
European Euro	Credit Suisse First Boston	1/14/16	738,000	808,575	802,181	(6,394)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	Goldman Sachs	1/14/16	723,000	$788,997	$785,877	$(3,120)
European Euro	Deutsche Bank	1/21/16	735,000	790,176	799,054	8,878
European Euro	Citibank	1/22/16	735,000	800,367	799,073	(1,294)
European Euro	Credit Suisse First Boston	1/29/16	2,181,000	2,309,308	2,371,523	62,215
European Euro	Goldman Sachs	1/29/16	3,597,000	3,811,439	3,911,220	99,781
Japanese Yen	JPMorgan Chase	1/7/16	325,254,000	2,696,496	2,706,812	10,316
Japanese Yen	Credit Suisse First Boston	1/8/16	212,979,000	1,746,215	1,772,482	26,267
Japanese Yen	Morgan Stanley	1/14/16	204,135,000	1,672,449	1,699,106	26,657
Japanese Yen	Citibank	1/21/16	96,874,000	794,082	806,451	12,369

				$20,558,344	$20,761,146	$202,802

Centrally Cleared Credit Default Swap Agreements—Buy Protection(b)

At December 31, 2015, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2015 (%)(c)	Notional Amount ($)(d)	Fixed Rate (%)	Value ($)	Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 25	JPMorgan Chase	12/20/20	4.73	3,072,087	5.00	(30,750)	(10,941)	(19,809)

						(30,750)	(10,941)	(19,809)

Centrally Cleared Credit Default Swap Agreements—Sell Protection(b)

At December 31, 2015, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2015 (%)(c)	Notional Amount ($)(d)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 25	JPMorgan Chase	12/20/20	0.88	4,802,000	1.00	25,310	39,107	(13,797)
iTraxx Crossover Swap Agreement with JPMorgan Chase Bank, N.A., Series 24	JPMorgan Chase	12/20/20	1.36	2,074,269	5.00	187,897	126,469	61,428

						213,207	165,576	47,631

Over-the-Counter Currency Swap Agreements

At December 31, 2015, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	1.230	3/15/17	Bank of America	1,597,500 JPY	(8,479)	(8,479)

						(8,479)	(8,479)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Warsaw Interbank Offered Rate	2.057	3/17/20	Deutsche Bank	2,463,000 PLN	4,404	4,404
Pay	6-Month Warsaw Interbank Offered Rate	2.050	3/19/20	Deutsche Bank	821,000 PLN	1,412	1,412

						5,816	5,816

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)	Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.745	3/11/17	JPMorgan Chase	5,833,000 USD	64	(64)	(128)
Pay	3-Month U.S. Dollar LIBOR BBA	1.029	3/11/17	JPMorgan Chase	20,300,000 USD	149	(88,681)	(88,830)
Pay	3-Month U.S. Dollar LIBOR BBA	0.768	4/7/17	JPMorgan Chase	10,330,000 USD	115	11,566	11,451
Pay	3-Month U.S. Dollar LIBOR BBA	1.081	4/7/17	JPMorgan Chase	39,600,000 USD	306	(141,010)	(141,316)
Pay	3-Month U.S. Dollar LIBOR BBA	1.878	3/11/20	JPMorgan Chase	7,990,000 USD	98	128,260	128,162
Pay	3-Month U.S. Dollar LIBOR BBA	1.952	9/11/22	JPMorgan Chase	4,110,000 USD	63	(26,121)	(26,184)
Pay	3-Month U.S. Dollar LIBOR BBA	1.640	10/19/22	JPMorgan Chase	4,120,000 USD	64	72,625	72,561
Pay	3-Month U.S. Dollar LIBOR BBA	0.334	11/3/22	JPMorgan Chase	4,140,000 USD	65	25,493	25,428
Pay	3-Month U.S. Dollar LIBOR BBA	2.276	4/7/25	JPMorgan Chase	90,000 USD	2	1,262	1,260
Pay	3-Month U.S. Dollar LIBOR BBA	2.220	4/7/25	JPMorgan Chase	8,590,000 USD	138	77,957	77,819
Pay	6-Month U.S. Dollar EURLIBOR BBA	1.550	10/20/25	JPMorgan Chase	8,242,000 EUR	138	(44,070)	(44,208)

							17,217	16,015

Total Return Swaps at December 31, 2015

Pay/Receive	Reference Entity	Expiration Date	Counterparty	Notional Amount (Local)	Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	357,346 EUR	$(17,586)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	365,440 EUR	(14,720)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	363,120 EUR	(22,960)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	192,100 EUR	(11,390)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	179,040 EUR	(8,960)
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/16	BNP Paribas SA	26,350,000 JPY	52,338
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/16	BNP Paribas SA	26,800,000 JPY	48,594
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	25,515,000 JPY	62,906
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	27,850,000 JPY	74,055
Pay	PT Siloam International Hospitals Tbk	2/8/16	Credit Suisse	125,759 USD	2,466

					$164,743

(a)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

(c)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$834,585,809

Investment securities, at value*	$828,954,705
Segregated cash for collateral	1,802,315
Deposits with brokers for securities sold short	1,945,857
Cash	78,903
Foreign currency, at value (cost $70,312)	73,402
Interest and dividends receivable	2,277,974
Unrealized appreciation on forward currency contracts	873,059
Unrealized appreciation on swap agreements	246,175
Receivable for capital shares issued	26,892
Receivable for investments sold	1,588,972
Reclaims receivable	85,296
Receivable for variation margin on swaps	218,936
Receivable for variation margin on futures contracts	169,778
Prepaid expenses	15,385

Total Assets	838,357,649

Liabilities:
Cash received as collateral for derivatives	1,950,000
Written options (Proceeds received $3,251,054)	3,044,955
Unrealized depreciation on forward currency contracts	1,068,714
Unrealized depreciation on swap agreements	84,095
Payable for collateral received on loaned securities	34,359,979
Payable for investments purchased	5,603,976
Securities sold short (Proceeds received $2,083,645)	2,037,657
Dividend payable on securities sold short	1,468
Payable for variation margin on futures contracts	6,052
Payable for variation margin on swaps	28,967
Manager fees payable	502,610
Administration fees payable	45,986
Distribution fees payable	167,536
Custodian fees payable	120,616
Administrative and compliance services fees payable	2,619
Trustee fees payable	1,925
Other accrued liabilities	10,384

Total Liabilities	49,037,539

Net Assets	$789,320,110

Net Assets Consist of:
Capital	778,977,820
Accumulated net investment income/(loss)	263,811
Accumulated net realized gains/(losses) from investment transactions	15,524,984
Net unrealized appreciation/(depreciation) on investments	(5,446,505)

Net Assets	$789,320,110

Shares of beneficial interest (unlimited number of shares authorized, no par value)	71,822,338
Net Asset Value (offering and redemption price per share)	$10.99

*	Includes securities on loan of $33,154,866.

Consolidated Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$9,791,313
Interest	5,931,470
Income from securities lending	314,148
Foreign withholding tax	(530,072)

Total Investment Income	15,506,859

Expenses:
Manager fees	5,968,942
Administration fees	361,927
Distribution fees	1,989,647
Custodian fees	364,609
Administrative and compliance services fees	11,886
Trustee fees	41,326
Professional fees	43,340
Shareholder reports	11,190
Dividends on securities sold short	39,532
Other expenses	18,116

Net expenses	8,850,515

Net Investment Income/(Loss)	6,656,344

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	161,869
Net realized gains (losses) on futures contracts	3,598,390
Net realized gains (losses) on options contracts	46,384
Net realized gains (losses) on securities transactions held short	(31,236)
Net realized gains (losses) on swap agreements	1,810,289
Net realized gains (losses) on forward currency contracts	9,193,446
Change in net unrealized appreciation/depreciation on investments	(33,079,064)

Net Realized/Unrealized Gains/(Losses) on Investments	(18,299,922)

Change in Net Assets Resulting From Operations	$(11,643,578)

See accompanying notes to the financial statements.

Consolidated Statements of Changes in Net Assets

	AZL BlackRock Global Allocation Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$6,656,344	$8,314,781
Net realized gains/(losses) on investment transactions	14,779,142	39,803,587
Change in unrealized appreciation/depreciation on investments	(33,079,064)	(34,975,914)

Change in net assets resulting from operations	(11,643,578)	13,142,454

Dividends to Shareholders:
From net investment income	(18,041,917)	(4,674,726)
From net realized gains	(35,236,418)	(15,060,387)

Change in net assets resulting from dividends to shareholders	(53,278,335)	(19,735,113)

Capital Transactions:
Proceeds from shares issued	43,228,733	125,520,079
Proceeds from dividends reinvested	53,278,335	19,735,113
Value of shares redeemed	(20,008,427)	(7,607,923)

Change in net assets resulting from capital transactions	76,498,641	137,647,269

Change in net assets	11,576,728	131,054,610
Net Assets:
Beginning of period	777,743,382	646,688,772

End of period	$789,320,110	$777,743,382

Accumulated net investment income/(loss)	$263,811	$13,218,014

Share Transactions:
Shares issued	3,610,756	10,340,877
Dividends reinvested	4,878,968	1,622,953
Shares redeemed	(1,658,225)	(629,704)

Change in shares	6,831,499	11,334,126

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$11.97	$12.05	$10.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.12	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.27)	0.12	1.42	0.58

Total from Investment Activities	(0.17)	0.24	1.49	0.71

Dividends to Shareholders From:
Net Investment Income	(0.28)	(0.08)	— (b)	(0.13)
Realized Gains	(0.53)	(0.24)	(0.02)	—

Total Dividends	(0.81)	(0.32)	(0.02)	(0.13)

Net Asset Value, End of Period	$10.99	$11.97	$12.05	$10.58

Total Return(c)	(1.41)%	1.78%	14.11%	7.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$789,320	$777,743	$646,689	$309,063
Net Investment Income/(Loss)(e)	0.84%	1.14%	0.72%	1.09%
Expenses Before Reductions(e)(f)	1.11%	1.11%	1.14%	1.15%
Expenses Net of Reductions(e)	1.11%	1.11%	1.14%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.11%	1.11%	1.14%	1.15%
Portfolio Turnover Rate	82%	74%	50%	74	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses.

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

As of December 31, 2015, the Fund’s aggregate investment in the Subsidiary was $9,045,350, representing 1.15% of the Fund’s net assets. The Fund’s operations have been consolidated with the operations of the Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $43.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,040 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $107.2 million as of December 31, 2015. The monthly average amount for these contracts was $106.4 million for the year ended December 31, 2015.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $29.9 million as of December 31, 2015. The monthly average notional amount for these contracts was $37.0 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2015:

	Number of Contracts	Notional Amount(a)	Cost
Options outstanding at December 31, 2014	4,549,398	$3,664,669	$8,743,630
Options purchased	9,827,021	173,901	15,979,780
Options exercised	(129,653)	—	(666,949)
Options expired	(1,068,886)	(347,627)	(5,283,541)
Options closed	(9,737,662)	(497,845)	(12,694,201)

Options outstanding at December 31, 2015	3,440,218	$2,993,098	$6,078,719

The Fund had the following transactions in written call and put options during the year ended December 31, 2015:

	Number of Contracts	Notional Amount (a)	Premiums Received
Options outstanding at December 31, 2014	(4,751,478)	$(3,100)	$(3,023,316)
Options written	(10,108,872)	(41,479)	(7,399,924)
Options exercised	186,374	—	439,746
Options expired	400,670	11,428	901,915
Options closed	10,523,974	28,615	5,830,525

Options outstanding at December 31, 2015	(3,749,332)	$(4,536)	$(3,251,054)

(a)	Includes swaptions and currency options, as applicable.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2015, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $114.9 million as of December 31, 2015. The monthly average gross notional amount for interest rate swaps was $127.7 million for the year ended December 31, 2015.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The gross notional amount of currency swaps outstanding was $13,000 as of December 31, 2015. The monthly average gross notional amount for currency swaps was $11,000 for the year ended December 31, 2015.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $2.5 million as of December 31, 2015. The monthly average gross notional amount for total return swaps was $1.9 million for the year ended December 31, 2015.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2015, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $9.8 million as of December 31, 2015. The monthly average gross notional amount for credit default swaps was $5.3 million for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$65,903	Payable for variation margin on futures contracts*	$77,887

Option Contracts	Investment securities, at value (purchased options)	3,801,434	Written options	3,027,358

Total Return Swap Agreements	Unrealized appreciation on swap agreements	240,359	Unrealized depreciation on swap agreements	75,616

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	61,428	Unrealized depreciation on swap agreements*	33,606

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements**	322,497	Unrealized depreciation on swap agreements*	300,666

Swaption Contracts	Investment securities, at value (purchased options)	72,255	Written options	17,597

Foreign Exchange Rate Risk Exposure

Currency Swap Agreements	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements	8,479

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	873,059	Unrealized depreciation on forward currency contracts	1,068,714

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of $316,681 as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for a portion of these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

	Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$3,598,390	$(320,179)	$38,624	$—	$(2,257,531)
Credit Risk Exposure	—	959,636	—	—	(246,465)
Interest Rate Risk Exposure	—	1,170,832	7,760	—	(563,976)
Foreign Exchange Rate Risk Exposure	—	—	—	9,193,446	(3,592,457)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2015. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$169,778	$6,052
Forward currency contracts	873,059	1,068,714
Option contracts*	3,873,689	3,044,955
Swap agreements	465,111	113,062

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	5,381,637	4,232,783
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(451,992)	(78,030)

Total assets and liabilities subject to a MNA	$4,929,645	$4,154,753

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$372,856	$(51,322)	$—	$(40,000)	$281,534
Barclays Bank	99,963	(32,778)	—	—	67,185
BNP Paribas	352,606	(145,939)	—	—	206,667
Citibank	344,104	(344,104)	—	—	—
Credit Suisse First Boston	399,420	(237,226)	(162,194)	—	—
Deutsche Bank	1,566,656	(1,251,581)	—	(315,075)	—
Goldman Sachs	830,323	(475,847)	—	(354,476)	—
HSBC Bank	753	(753)	—	—	—
JPMorgan Chase	184,546	(129,725)	—	(54,821)	—
Morgan Stanley	622,857	(622,857)	—	—	—
Societe Generale	12,863	(721)	—	—	12,142
UBS Warburg	142,698	(90,487)	—	—	52,211

Total	$4,929,645	$(3,383,340)	$(162,194)	$(764,372)	$619,739

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$51,322	$(51,322)	$—	$—	$—
Barclays Bank	32,778	(32,778)	—	—	—
BNP Paribas	145,939	(145,939)	—	—	—
Citibank	466,431	(344,104)	—	—	122,327
Credit Suisse First Boston	237,226	(237,226)	—	—	—
Deutsche Bank	1,251,581	(1,251,581)	—	—	—
Goldman Sachs	475,847	(475,847)	—	—	—
HSBC Bank	94,644	(753)	—	—	93,891
JPMorgan Chase	129,725	(129,725)	—	—	—
Morgan Stanley	1,178,052	(622,857)	—	—	555,195
Societe Generale	721	(721)	—	—	—
UBS Warburg	90,487	(90,487)	—	—	—

Total	$4,154,753	$(3,383,340)	$—	$—	$771,413

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. The Manager receives no fee from the Subsidiary. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Consolidated Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $7,951 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligation	$—	$649,635	$—	$649,635
Common Stocks
Aerospace & Defense	2,169,947	4,282,792	—	6,452,739
Air Freight & Logistics	3,117,352	1,169,662	—	4,287,014
Airlines	3,574,663	2,159,701	—	5,734,364
Auto Components	1,915,944	8,949,997	—	10,865,941
Automobiles	1,523,439	12,327,568	—	13,851,007
Banks	18,739,947	13,723,497	—	32,463,444
Beverages	5,594,563	4,980,154	—	10,574,717
Building Products	—	1,704,537	—	1,704,537
Capital Markets	3,278,297	3,183,476	—	6,461,773
Chemicals	3,730,075	10,601,276	—	14,331,351
Commercial Services & Supplies	996,779	520,426	—	1,517,205
Communications Equipment	4,755,525	1,503,828	—	6,259,353
Construction & Engineering	—	2,145,175	—	2,145,175
Distributors	—	48,314	—	48,314
Diversified Consumer Services	—	28,798	—	28,798
Diversified Financial Services	4,291,356	—	269,681	4,561,037
Diversified Telecommunication Services	6,374,529	7,851,607	—	14,226,136
Electric Utilities	2,179,826	2,147,443	—	4,327,269
Electrical Equipment	2,841,319	2,098,103	—	4,939,422
Electronic Equipment, Instruments & Components	171,119	2,139,859	—	2,310,978
Energy Equipment & Services	3,864,977	2,232,783	—	6,097,760
Food & Staples Retailing	6,240,310	1,852,444	—	8,092,754
Food Products	878,209	4,060,080	—	4,938,289
Gas Utilities	—	1,827,480	—	1,827,480
Health Care Equipment & Supplies	1,417,888	862,520	—	2,280,408
Health Care Providers & Services	10,515,712	5,701,759	—	16,217,471
Hotels, Restaurants & Leisure	711,792	930,180	—	1,641,972
Household Durables	1,137,899	2,491,977	—	3,629,876

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total

Household Products	$5,775,907	$774,404	$—	$6,550,311
Independent Power and Renewable Electricity Producers	2,366,124	277,610	—	2,643,734
Industrial Conglomerates	5,052,140	2,906,158	—	7,958,298
Insurance	10,039,106	6,156,515	—	16,195,621
Internet & Catalog Retail	258,296	8,043	—	266,339
Internet Software & Services	13,486,749	813,788	1,332,346	15,632,883
IT Services	6,656,595	1,740,908	—	8,397,503
Leisure Products	—	716,597	—	716,597
Machinery	2,849,844	3,100,787	—	5,950,631
Media	7,859,221	3,083,445	—	10,942,666
Metals & Mining	5,268,941	3,773,344	—	9,042,285
Multi-Utilities	2,125,976	1,496,516	—	3,622,492
Oil, Gas & Consumable Fuels	19,643,277	7,991,465	—	27,634,742
Personal Products	623,747	397,529	—	1,021,276
Pharmaceuticals	16,304,165	10,738,666	—	27,042,831
Professional Services	—	705,617	—	705,617
Real Estate Investment Trusts (REITs)	3,971,741	1,741,701	—	5,713,442
Real Estate Management & Development	1,795,180	9,683,763	—	11,478,943
Road & Rail	1,341,571	2,797,341	—	4,138,912
Semiconductors & Semiconductor Equipment	2,796,949	2,800,558	—	5,597,507
Software	8,581,826	2,139,580	3,342,456	14,063,862
Specialty Retail	2,013,458	1,925,395	—	3,938,853
Technology Hardware, Storage & Peripherals	6,315,871	790,861	—	7,106,732
Tobacco	2,009,784	571,042	—	2,580,826
Trading Companies & Distributors	1,779,081	2,421,735	—	4,200,816
Transportation Infrastructure	—	796,875	—	796,875
Wireless Telecommunication Services	2,135,911	2,743,942	—	4,879,853
Other Common Stocks+	15,616,598	—	—	15,616,598
Convertible Bonds+	—	9,584,061	—	9,584,061
Convertible Preferred Stocks
Banks	—	315,010	—	315,010
Internet Software & Services	—	—	1,219,009	1,219,009
Other Preferred Stocks+	958,822	—	—	958,822
Private Placements+	—	—	4,738,722	4,738,722
Corporate Bonds
Diversified Financial Services	—	579,908	569,682	1,149,590
Other Corporate Bonds+	—	26,517,672	—	26,517,672
Floating Rate Loans+	—	8,390,458	—	8,390,458
Foreign Bonds+	—	72,149,890	—	72,149,890
Preferred Stocks
Automobiles	—	1,230,211	—	1,230,211
Banks	3,414,466	443,520	—	3,857,986
Capital Markets	—	134,176	—	134,176
Health Care Providers & Services	900,118	—	411,395	1,311,513
Internet Software & Services	—	—	1,838,359	1,838,359
Real Estate Management & Development	—	236,418	—	236,418
Technology Hardware, Storage & Peripherals	—	2,205,914	—	2,205,914
Other Preferred Stocks+	6,819,936	—	—	6,819,936
U.S. Government Agency Mortgages	—	2,940,027	—	2,940,027
U.S. Treasury Obligations	—	193,925,724	—	193,925,724
Warrant	—	51,551	—	51,551
Yankee Dollars+	—	26,482,178	—	26,482,178
Exchange Traded Fund	7,087,011	—	—	7,087,011
Securities Held as Collateral for Securities on Loan	—	34,359,979	—	34,359,979
Unaffiliated Investment Company	673,535	—	—	673,535
Purchased Options	63,277	3,738,157	—	3,801,434
Purchased Swaptions	—	72,255	—	72,255

Total Investment Securities	$256,606,690	$558,626,365	$13,721,650	$828,954,705

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total

Securities Sold Short	$(1,643,960)	$(393,697)	$—	$(2,037,657)
Other Financial Instruments:*
Futures Contracts	(11,984)	—	—	(11,984)
Written Options	(22,669)	83,054	—	60,385
Written Swaptions	—	145,714	—	145,714
Forward Currency Contracts	—	(195,655)	—	(195,655)
Credit Default Swaps	—	27,822	—	27,822
Currency Swap	—	(8,479)	—	(8,479)
Interest Rate Swaps	—	21,831	—	21,831
Total Return Swaps	—	164,743	—	164,743

Total Investments	$254,928,077	$558,471,698	$13,721,650	$827,121,425

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$530,993,527	$509,272,637

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$113,571,476	$100,840,624

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

AliphCom, Inc., 12.00%, 4/1/20	4/27/15	$3,065,000	$3,065,000	$4,358,430	0.55%
Delta Topco, Ltd.	5/2/12	379,997	615,711	269,681	0.03%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	701,862	567,978	569,682	0.07%
Domo, Inc., Series E	4/1/15	1,218,214	144,482	1,219,009	0.16%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,268,982	0.16%
Grand Rounds, Inc.	3/31/15	399,608	143,925	411,395	0.05%
Lookout, Inc.	3/4/15	63,364	5,547	63,364	0.01%
Lookout, Inc., Preferred Shares	9/19/14	730,222	63,925	730,222	0.09%
Palantir Technologies, Inc., Series I, 0.00%, Series I	3/27/14	712,042	116,157	1,108,137	0.14%
Project Samson BND Corp., 12.00%, 4/1/20	11/11/15	268,000	268,000	380,292	0.05%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	2,000	0.00%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,342,456	0.43%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $840,295,438. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$49,175,778
Unrealized depreciation	(60,516,511)

Net unrealized appreciation/(depreciation)	$(11,340,733)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$22,920,136	$30,358,199	$53,278,335

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$10,567,371	$9,167,742	$19,735,113

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$3,959,901	$17,334,320	$—	$(10,901,865)	$10,392,356

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2015, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2015, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AZL BlackRock Global Allocation Fund and Subsidiary as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 13.84% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $30,358,199.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $4,878,219.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

Allianz Funds

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Boston Company Research Growth Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Boston Company Research Growth Fund Review (unaudited)

(formerly AZL® Dreyfus Research Growth Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Boston Company Research Growth Fund and The Boston Company Asset Management LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Boston Company Research Growth Fund returned 5.52%. That compared to a 5.67% total return for its benchmark, the Russell 1000® Growth Index1.

Global equities produced mixed results in 2015 as investors grappled with political and economic volatility, triggered in part by Greece’s debt-crisis reforms, China’s economic slowdown, a precipitous drop in commodity prices and uncertainty about U.S. Federal Reserve (the Fed) policy. Equity returns were mostly positive in the first quarter, bolstered by easy money policies from major central banks and nascent signs of stability in some troubled economies. The second quarter brought modest results for global equities amid Greece’s debt drama, China’s economic slowdown and the prospect of a U.S. rate hike.

Through the summer, equities declined broadly as investors were rattled by China’s slowing economy, ambiguity about Fed policy, a rout in commodity prices and growing pessimism about corporate earnings. However, by the end of the reporting period, equities rebounded amid signs of a stabilizing U.S. economy, which prompted the Fed to raise its benchmark rate, while other central banks implemented more stimulus measures.

The Fund underperformed its benchmark during the period. The strategy is driven by analyst decision making at the stock selection level. The Fund’s relative returns were pressured primarily by its holdings in biotechnology and healthcare technology. The Fund also underperformed the benchmark in the financial sector, largely due to its overweight position in the capital markets and insurance segments, as well as a lack of exposure to real estate investment trusts2.*

Consumer discretionary and materials were the portfolio’s strongest relative performers, with both sectors benefitting from stock selection. For example, the Fund’s choice of stocks in specialty retail, as well as the hotels, restaurants and leisure segment, boosted the Fund’s relative performance. Additionally, stocks of construction materials companies, as well as an underweight position in chemicals and a lack of exposure to the containers and packaging and metals and mining segments, boosted the Fund’s relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Boston Company Research Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® Boston Company Research Growth Fund	5.52%	15.89%	12.15%	7.74%
Russell 1000® Growth Index	5.67%	16.83%	13.53%	8.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Boston Company Research Growth Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced management fees to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Boston Company Research Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Boston Company Research Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Boston Company Research Growth Fund	$1,000.00	$1,018.90	$5.09	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Boston Company Research Growth Fund	$1,000.00	$1,020.17	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	31.4%
Consumer Discretionary	22.2
Health Care	18.8
Consumer Staples	9.7
Industrials	8.4
Financials	5.6
Materials	1.9
Energy	0.9

Total Common Stocks	98.9
Affiliated Investment Company	2.0

Total Investment Securities	100.9
Net other assets (liabilities)	(0.9)

Net Assets	100.0%

3

AZL Boston Company Research Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.9%):
Aerospace & Defense (5.2%):
66,914	Honeywell International, Inc.	$6,930,283
41,219	Raytheon Co.	5,133,002
35,904	United Technologies Corp.	3,449,297

		15,512,582

Air Freight & Logistics (1.5%):
29,912	FedEx Corp.	4,456,589

Auto Components (1.0%):
34,504	Delphi Automotive plc	2,958,028

Automobiles (0.7%):
9,026	Tesla Motors, Inc.*	2,166,330

Beverages (4.2%):
43,175	Molson Coors Brewing Co., Class A	4,054,996
84,289	PepsiCo, Inc.	8,422,157

		12,477,153

Biotechnology (7.3%):
104,579	AbbVie, Inc.	6,195,261
21,198	Alexion Pharmaceuticals, Inc.*	4,043,519
15,741	Biogen Idec, Inc.*	4,822,255
5,615	Regeneron Pharmaceuticals, Inc.*	3,048,215
30,174	Vertex Pharmaceuticals, Inc.*	3,796,794

		21,906,044

Capital Markets (3.0%):
21,741	Ameriprise Financial, Inc.	2,313,677
10,965	BlackRock, Inc., Class A	3,733,802
98,653	Federated Investors, Inc., Class B	2,826,408

		8,873,887

Chemicals (1.9%):
60,259	CF Industries Holdings, Inc.	2,459,170
59,738	Dow Chemical Co. (The)	3,075,312

		5,534,482

Communications Equipment (1.6%):
181,056	Cisco Systems, Inc.	4,916,576

Consumer Finance (1.2%):
118,177	Synchrony Financial*	3,593,763

Diversified Financial Services (1.4%):
16,775	IntercontinentalExchange, Inc.	4,298,762

Energy Equipment & Services (0.9%):
40,375	Schlumberger, Ltd.	2,816,156

Food Products (4.0%):
67,937	Archer-Daniels-Midland Co.	2,491,929
102,228	ConAgra Foods, Inc.	4,309,932
112,116	Mondelez International, Inc., Class A	5,027,282

		11,829,143

Health Care Equipment & Supplies (1.0%):
169,388	Boston Scientific Corp.*	3,123,515

Health Care Providers & Services (5.4%):
44,114	Cardinal Health, Inc.	3,938,057
34,889	Centene Corp.*	2,296,045
51,257	Express Scripts Holding Co.*	4,480,374
45,653	UnitedHealth Group, Inc.	5,370,619

		16,085,095

Shares		Fair Value
Common Stocks, continued
Health Care Technology (0.8%):
38,566	Cerner Corp.*	$2,320,516

Hotels, Restaurants & Leisure (2.3%):
58,986	McDonald’s Corp.	6,968,606

Industrial Conglomerates (1.7%):
54,335	Danaher Corp.	5,046,635

Internet & Catalog Retail (4.9%):
15,806	Amazon.com, Inc.*	10,683,117
3,217	Priceline Group, Inc. (The)*	4,101,514

		14,784,631

Internet Software & Services (9.1%):
9,756	Alphabet, Inc., Class A*	7,590,266
11,932	Alphabet, Inc., Class C*	9,054,956
100,500	Facebook, Inc., Class A*	10,518,330

		27,163,552

IT Services (4.1%):
54,642	Cognizant Technology Solutions Corp., Class A*	3,279,613
116,839	Visa, Inc., Class A	9,060,864

		12,340,477

Life Sciences Tools & Services (1.0%):
15,849	Illumina, Inc.*	3,042,136

Media (5.0%):
36,132	AMC Networks, Inc., Class A*	2,698,338
61,676	CBS Corp., Class B	2,906,790
96,562	Comcast Corp., Class A	5,448,993
170,688	Interpublic Group of Cos., Inc. (The)	3,973,617

		15,027,738

Personal Products (1.5%):
52,183	Estee Lauder Co., Inc. (The), Class A	4,595,235

Pharmaceuticals (3.3%):
11,341	Allergan plc*	3,544,063
90,424	Bristol-Myers Squibb Co.	6,220,266

		9,764,329

Semiconductors & Semiconductor Equipment (1.4%):
28,092	Avago Technologies, Ltd.	4,077,554

Software (9.3%):
40,511	Adobe Systems, Inc.*	3,805,603
50,100	Citrix Systems, Inc.*	3,790,065
32,491	Fortinet, Inc.*	1,012,744
34,554	Intuit, Inc.	3,334,461
153,478	Oracle Corp.	5,606,551
66,474	Salesforce.com, Inc.*	5,211,562
39,654	Splunk, Inc.*	2,332,052
31,096	Workday, Inc., Class A*	2,477,729

		27,570,767

Specialty Retail (5.4%):
59,855	Home Depot, Inc. (The)	7,915,824
58,977	TJX Cos., Inc. (The)	4,182,059
20,566	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,804,710

		15,902,593

Technology Hardware, Storage & Peripherals (5.9%):
167,468	Apple, Inc.	17,627,682

Continued

4

AZL Boston Company Research Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.9%):
129,572	Hanesbrands, Inc.	$3,813,304
75,248	Nike, Inc., Class B	4,703,000

		8,516,304

Total Common Stocks (Cost $224,143,723)		295,296,860

Affiliated Investment Company (2.0%):
6,079,218	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	6,079,218

Total Affiliated Investment Company (Cost $6,079,218)		6,079,218

Total Investment Securities (Cost $230,222,941)(b) — 100.9%		301,376,078
Net other assets (liabilities) — (0.9)%		(2,686,497)

Net Assets — 100.0%		$298,689,581

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Boston Company Research Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$224,143,723
Investments in affiliates, at cost	6,079,218

Total Investment securities, at cost	$230,222,941

Investments in non-affiliates, at value	$295,296,860
Investments in affiliates, at value	6,079,218

Total Investment securities, at value	$301,376,078
Interest and dividends receivable	219,592
Receivable for investments sold	316,864

Total Assets	301,912,534

Liabilities:
Cash overdraft	147,206
Payable for investments purchased	2,726,511
Payable for capital shares redeemed	86,897
Manager fees payable	179,222
Administration fees payable	7,536
Distribution fees payable	64,008
Custodian fees payable	4,244
Administrative and compliance services fees payable	1,013
Trustee fees payable	745
Other accrued liabilities	5,571

Total Liabilities	3,222,953

Net Assets	$298,689,581

Net Assets Consist of:
Capital	$183,837,966
Accumulated net investment income/(loss)	759,598
Accumulated net realized gains/(losses) from investment transactions	42,938,880
Net unrealized appreciation/(depreciation) on investments	71,153,137

Net Assets	$298,689,581

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,851,231
Net Asset Value (offering and redemption price per share)	$13.67

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$3,975,332
Dividends from affiliates	2
Foreign withholding tax	(90)

Total Investment Income	3,975,244

Expenses:
Manager fees	2,446,778
Administration fees	84,970
Distribution fees	803,092
Custodian fees	13,046
Administrative and compliance services fees	4,851
Trustee fees	16,762
Professional fees	17,258
Shareholder reports	14,415
Other expenses	6,859

Total expenses before reductions	3,408,031
Less expenses voluntarily waived/reimbursed by the Manager	(198,124)

Net expenses	3,209,907

Net Investment Income/(Loss)	765,337

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	43,156,774
Change in net unrealized appreciation/depreciation on investments	(26,211,339)

Net Realized/Unrealized Gains/(Losses) on Investments	16,945,435

Change in Net Assets Resulting From Operations	$17,710,772

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Boston Company Research Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$765,337	$599,522
Net realized gains/(losses) on investment transactions	43,156,774	42,895,777
Change in unrealized appreciation/depreciation on investments	(26,211,339)	(15,932,685)

Change in net assets resulting from operations	17,710,772	27,562,614

Distributions to Shareholders:
From net investment income	(599,515)	(536,742)
From net realized gains	(42,911,905)	(17,640,893)

Change in net assets resulting from distributions to shareholders	(43,511,420)	(18,177,635)

Capital Transactions:
Proceeds from shares issued	5,029,428	16,458,753
Proceeds from dividends reinvested	43,511,420	18,177,635
Value of shares redeemed	(65,529,227)	(63,316,636)

Change in net assets resulting from capital transactions	(16,988,379)	(28,680,248)

Change in net assets	(42,789,027)	(19,295,269)
Net Assets:
Beginning of period	341,478,608	360,773,877

End of period	$298,689,581	$341,478,608

Accumulated net investment income/(loss)	$759,598	$599,506

Share Transactions:
Shares issued	336,800	1,097,285
Dividends reinvested	3,318,949	1,238,259
Shares redeemed	(4,349,566)	(4,252,112)

Change in shares	(693,817)	(1,916,568)

See accompanying notes to the financial statements.

7

AZL Boston Company Research Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.15	$14.75	$10.89	$9.28	$9.62

Investment Activities:
Net Investment Income/(Loss)	0.04	0.03	0.03	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.70	1.19	3.88	1.60	(0.34)

Total from Investment Activities	0.74	1.22	3.91	1.65	(0.31)

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.02)	(0.05)	(0.04)	(0.03)
Net Realized Gains	(2.19)	(0.80)	—	—	—

Total Dividends	(2.22)	(0.82)	(0.05)	(0.04)	(0.03)

Net Asset Value, End of Period	$13.67	$15.15	$14.75	$10.89	$9.28

Total Return(a)	5.52%	8.45%	36.00%	17.75%	(3.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$298,690	$341,479	$360,774	$281,659	$219,720
Net Investment Income/(Loss)	0.24%	0.17%	0.20%	0.53%	0.43%
Expenses Before Reductions(b)	1.06%	1.06%	1.07%	1.07%	1.10%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.00%	1.00%	1.02%	1.03%
Portfolio Turnover Rate	50%	46%	48%	53%	109%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Boston Company Research Growth Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Boston Company Research Growth Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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AZL Boston Company Research Growth Fund

Notes to the Financial Statements

December 31, 2015

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with The Boston Company Asset Management LLC (“Boston Company”), Boston Company provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Boston Company Research Growth Fund	1.00%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced management fees to 0.70%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $3,275 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

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AZL Boston Company Research Growth Fund

Notes to the Financial Statements

December 31, 2015

During the year ended December 31, 2015, the Fund paid approximately $1,057 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$295,296,860	$—	$295,296,860
Affiliated Investment Company	6,079,218	—	6,079,218

Total Investment Securities	$301,376,078	$—	$301,376,078

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Boston Company Research Growth Fund	$156,570,577	$213,019,058

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

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AZL Boston Company Research Growth Fund

Notes to the Financial Statements

December 31, 2015

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $230,554,810. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,676,873
Unrealized depreciation	(6,855,605)

Net unrealized appreciation/(depreciation)	$70,821,268

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Boston Company Research Growth Fund	$599,515	$42,911,905	$43,511,420

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Boston Company Research Growth Fund	$536,741	$17,640,894	$18,177,635

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Boston Company Research Fund	$759,598	$43,270,749	$—	$70,821,268	$114,851,615

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Boston Company Research Growth Fund (formerly, AZL Dreyfus Research Growth Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Boston Company Research Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $42,911,905.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.
The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

17

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® DFA Emerging Markets Core Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 18

Statement of Operations Page 18

Statements of Changes in Net Assets Page 19

Financial Highlights Page 20

Notes to the Financial Statements Page 21

Report of Independent Registered Public Accounting Firm Page 27

Other Information Page 28

Approval of Investment Advisory and Subadvisory Agreements Page 29

Information about the Board of Trustees and Officers Page 32

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Emerging Markets Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 to the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® DFA Emerging Markets Core Equity Fund returned -24.70%. That compared to a -23.77% total return for its benchmark, the MSCI Emerging Markets Index1.

Emerging markets faced a challenging environment for the period from the Fund inception through the end of the year. Commodity prices remained low, and oil prices declined sharply. Many emerging economies, most notably China, slowed during the period. In August, China devalued its currency and triggered a sharp downturn in that country’s equities, while uncertainty around central bank policy in other emerging economies gave investors pause. A strong dollar also had a significant negative impact on USD-denominated return of emerging markets securities.

Among emerging market equities, small-cap stocks outperformed large caps, while growth stocks outperformed value stocks.

The Fund underperformed the benchmark for the period since inception through year-end, due primarily to the Fund’s greater emphasis on value stocks. In particular, the Fund’s focus on value stocks resulted in a greater allocation to stocks in the materials sector, which was among the weakest sectors during the period.*

The Fund’s greater-than-benchmark exposure to small-caps boosted relative performance, as the MSCI EM Index is a primarily large- to mid-cap index. Country allocation differences also contributed positively: The Fund benefited from an underweight position in China, which underperformed during the period, as well as above-benchmark allocations to Mexico and the Philippines, which outperformed. To a lesser extent, the Fund’s underweight to larger cap industrials boosted performance, as this sector struggled.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in emerging markets equity investments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

	6 Month	Since Inception (4/27/15)
AZL® DFA Emerging Markets Core Equity Fund	-17.70%	-24.70%
MSCI Emerging Markets Index (gross of withholding taxes)	-17.18%	-23.77%
MSCI Emerging Markets Index (net of withholding taxes)	-17.36%	-24.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Emerging Markets Core Equity Fund	1.80%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.95% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.50% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Emerging Markets Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$823.00	$11.05	1.64%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$1,024.83	$12.27	1.64%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	21.6%
Information Technology	19.4
Consumer Staples	9.5
Consumer Discretionary	8.8
Industrials	8.6
Materials	8.1
Energy	6.4
Telecommunication Services	6.2
Utilities	4.3
Health Care	2.4
Warrant	— ^

Total Common Stocks and Preferred Stocks	95.3
Rights	— ^
Securities Held as Collateral for Securities on Loan	5.3
Mutual Fund	3.9
Money Market	0.5

Total Investment Securities	105.0
Net other assets (liabilities)	(5.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (95.1%):
Aerospace & Defense (0.5%):
3,414	Aselsan Elektronik Sanayi ve Ticaret AS	$19,752
20,000	AviChina Industry & Technology Co., Ltd.	15,576
8,128	Embraer SA, ADR	240,101
650	Korea Aerospace Industries, Ltd.	42,959

		318,388

Air Freight & Logistics (0.1%):
287	Hanjin Transportation Co., Ltd.	11,288
247	Hyundai Glovis Co., Ltd.	40,393
31,000	Pos Malaysia Berhad	20,090
26,000	Sinotrans, Ltd.	13,834

		85,605

Airlines (0.8%):
20,000	Air China, Ltd.	15,670
98,300	AirAsia Berhad	29,484
3,987	Asiana Airlines, Inc.*	15,677
18,570	Cebu Air, Inc.	32,485
70,000	China Airlines, Ltd.*	25,477
10,000	China Eastern Airlines Corp., Ltd., H Shares*	5,634
443	China Southern Airlines Co., Ltd., ADR	16,900
14,200	Controladora Vuela Compania de Aviacion SAB de C.V., Class A*	24,356
46,000	Eva Airways Corp.*	25,964
26,797	Grupo Aeromexico SAB de C.V.*	61,113
1,054	Korean Air Lines Co., Ltd.*	24,781
19,902	Latam Airlines Group SA, ADR*^	107,272
91,400	Thai Airways International Public Co., Ltd.*	23,276
23,346	Turk Hava Yollari Anonim Ortakligi*	59,137

		467,226

Auto Components (0.8%):
28,000	Cheng Shin Rubber Industry Co., Ltd.	45,231
9,000	Depo Auto Parts Industries Co., Ltd.	30,982
49	Global & Yuasa Battery Co., Ltd.	1,702
1,436	Hankook Tire Co., Ltd.	57,335
9,000	Hota Industrial Manufacturing Co., Ltd.	32,907
7,000	Hu Lane Associate, Inc.	27,921
434	Hyundai Wia Corp.	41,004
13,650	Kenda Rubber Industrial Co., Ltd.	20,037
5,872	Kumho Tire Co., Inc.*	33,603
3,500	Mahle-Metal Leve SA	21,903
133	Mando Corp.	7,218
408	Mando Corp.	57,229
10,537	Metair Investments, Ltd.^	18,478
10,000	Minth Group, Ltd.	19,832
13,000	Nan Kang Rubber Tire Co., Ltd.*	11,401
446	Nexen Tire Corp.	4,663
18,200	Sri Trang Agro-Industry Public Co., Ltd.	5,092
3,870	Sungwoo Hitech Co., Ltd.	29,401
10,000	Tong Yang Industry Co., Ltd.	12,281

		478,220

Automobiles (1.4%):
14,000	Brilliance China Automotive Holdings, Ltd.	17,552
6,000	BYD Co., Ltd., Class H*^	32,642
16,000	Dongfeng Motor Corp., Series H	21,189

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
79,200	DRB-HICOM Berhad	$22,898
2,890	Ford Otomotiv Sanayi AS	30,009
60,000	Geely Automobile Holdings, Ltd.	31,756
28,500	Great Wall Motor Co.	32,990
26,000	Guangzhou Automobile Group Co., Ltd.	23,019
1,493	Hyundai Motor Co.	188,166
2,261	Kia Motors Corp.	100,740
13,050	Mahindra & Mahindra, Ltd., GDR	250,984
83,800	PT Astra International TbK	36,026
4,675	Tofas Turk Otomobil Fabrikasi AS	30,381
23,500	UMW Holdings Berhad	42,922
18,000	Yulon Motor Co., Ltd.	16,426

		877,700

Banks (12.5%):
16,900	Affin Holdings Berhad	9,213
173,000	Agricultural Bank of China, Ltd.	70,211
21,127	Akbank T.A.S.	48,539
942	Alior Bank SA*	15,946
51,800	Alliance Financial Group Berhad	42,947
58,200	AMMB Holdings Berhad	61,355
7,292	Axis Bank, Ltd.	245,376
69,807	Banco Bradesco SA, ADR	335,771
3,900	Banco Bradesco SA	20,215
424	Banco de Chile, ADR	25,190
506	Banco de Credito e Inversiones	19,109
7,100	Banco do Brasil SA	26,461
266	Banco Santander Brasil SA	1,079
4,133	Banco Santander Chile, ADR	72,906
3,651	Bancolombia SA, ADR	97,663
7,400	Bangkok Bank Public Co., Ltd.	31,138
925	Bank Handlowy w Warszawie SA	16,920
11,490	Bank Millennium SA*	16,285
546,000	Bank of China, Ltd.	241,673
20,000	Bank of Chongqing Co., Ltd., H Shares	17,954
29,000	Bank of Communications Co., Ltd., Class H	20,270
12,400	Bank of the Philippine Islands	22,074
1,302	Bank Pekao SA	47,562
223,900	Bank Rakyat Indonesia	183,077
341	Bank Zachodni WBK SA	24,645
12,604	Banregio Grupo Financiero SAB de C.V.	64,629
8,434	Barclays Africa Group, Ltd.	78,140
11,990	BDO Unibank, Inc.	26,675
32,700	BIMB Holdings Berhad	29,214
6,479	BNK Financial Group, Inc.	46,177
1,688	Capitec Bank Holdings, Ltd.	58,768
49,220	Chang Hwa Commercial Bank	23,364
61,000	China Citic Bank Co., Ltd.*	39,215
954,000	China Construction Bank	647,668
159,000	China Development Financial Holding Corp.	39,631
31,000	China Everbright Bank Co., Series H	14,970
34,000	China Merchants Bank Co., Ltd.	79,527
53,000	China Minsheng Banking Corp., Ltd.	52,330
148,097	Chinatrust Financial Holding Co., Ltd.	75,734
32,000	Chongqing Rural Commercial Bank Co., Ltd.	19,229

Continued

4

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
38,452	Commercial International Bank Egypt SAE, GDR	$165,394
5,789	Corpbanca SA, ADR^	67,731
1,120	Credicorp, Ltd.	108,998
4,222	DGB Financial Group, Inc.	35,964
54,129	E.Sun Financial Holding Co., Ltd.	31,432
76,920	Far Eastern International Bank	22,898
93,205	First Financial Holdings Co., Ltd.	43,302
5,605	Grupo Aval Acciones y Valores SA, ADR	36,545
2,540	Grupo Elektra, SAB de C.V.	55,884
27,280	Grupo Financiero Banorte SAB de C.V.	150,413
27,019	Grupo Financiero Inbursa SAB de C.V., Class O	48,775
5,861	Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	50,815
39,050	Grupo Security SA	10,521
2,866	Hana Financial Holdings Group, Inc.	57,409
14,384	Hong Leong Bank Berhad	44,973
13,080	Hong Leong Financial Group Berhad	42,427
94,518	Hua Nan Financial Holdings Co., Ltd.	43,743
42,000	Huishang Bank Corp., Ltd., Class H	18,990
659,000	Industrial & Commercial Bank of China	394,715
3,544	Industrial Bank of Korea (IBK)	37,111
869	ING Bank Slaski SA	25,960
80,898	Itau Unibanco Banco Multiplo SA, ADR	526,645
3,600	Itau Unibanco Holding SA	22,374
22,900	Kasikornbank Public Co., Ltd.	95,663
8,069	KB Financial Group, Inc., ADR*	224,883
23,200	Kiatnakin Bank Public Co., Ltd.	23,309
25,000	King’s Town Bank	17,720
124	Komercni Banka AS	24,588
54,800	Krung Thai Bank Public Co., Ltd.	25,364
73,562	Malayan Banking Berhad	143,749
234	mBank SA*	18,681
64,871	Mega Financial Holdings Co., Ltd.	41,755
5,612	Nedcor, Ltd.	68,330
967	OTP Bank Nyrt	19,995
43,720	Philippine National Bank*	48,295
8,861	Powszechna Kasa Oszczednosci Bank Polski SA*	61,787
101,000	PT Bank Central Asia Tbk	96,591
86,000	PT Bank Danamon Indonesia Tbk	19,907
131,700	PT Bank Mandiri Tbk	87,458
130,600	PT Bank Negara Indonesia Tbk	46,729
293,200	PT Bank Tabungan Negara Tbk	27,286
39,700	Public Bank Berhad	171,209
14,200	RHB Capital Berhad	18,760
33,600	Rizal Commercial Banking Co.	23,494
16,669	Sberbank of Russia, ADR	96,513
25,900	Security Bank Corp.	78,021
22,831	Sekerbank T.A.S*	13,154
8,408	Shinhan Finnancial Group Co., Ltd., ADR*	282,424
20,000	Siam Commercial Bank Public Co., Ltd.	66,030
63,238	SinoPac Financial Holdings Co., Ltd.	17,947
13,292	Standard Bank Group, Ltd.	97,227
3,827	State Bank of India, GDR	124,569
16,200	Ta Chong Bank, Ltd.*	6,603
78,736	Taichung Commercial Bank Co., Ltd.	22,418

Shares		Fair Value
Common Stocks, continued
Banks, continued
83,000	Taishin Financial Holding Co., Ltd.	$28,650
107,300	Taiwan Business Bank*	26,642
64,000	Taiwan Cooperative Financial Holding Co., Ltd.	26,706
20,600	Thanachart Capital Pcl	20,812
18,300	Tisco Financial Group Public Co., Ltd.	21,494
304,300	TMB Bank Public Co., Ltd.	20,367
43,863	Turkiye Garanti Bankasi AS	107,094
17,176	Turkiye Halk Bankasi AS	61,193
44,636	Turkiye Is Bankasi AS, Class C	70,410
53,419	Turkiye Sinai Kalkinma Bankasi AS	27,847
25,225	Turkiye Vakiflar Bankasi T.A.O., Class D	33,129
27,560	Union Bank of Taiwan	7,823
9,823	VTB Bank OJSC, GDR	20,624
5,313	Woori Bank	39,782
32,460	Yapi ve Kredi Bankasi AS	36,585

		7,711,486

Beverages (2.1%):
139,317	Ambev SA, ADR	621,353
2,470	Anadolu Efes Biracilik ve Malt Sanayii AS	16,001
13,640	Arca Continental SAB de C.V.	82,879
8,100	Carlsberg Brewery Malaysia Berhad	22,085
896	Coca-Cola Femsa SAB de C.V., ADR	63,446
2,108	Coca-Cola Icecek AS	26,841
1,728	Compania Cervecerias Unidas SA, ADR*	37,428
3,825	Embotelladora Andina SA, Class B, ADR	66,593
2,918	Fomento Economico Mexicano SAB de C.V., ADR	269,477
7,400	Guinness Anchor Berhad	22,808
3	Lotte Chilsung Beverage Co., Ltd.	5,649
88	Muhak Co., Ltd.*	2,849
21,020	Organizacion Cultiba SAB de C.V.	28,612
2,000	Tsingtao Brewery Co., Ltd., Class H^	9,005
1,512	Vina Concha y Toro SA, ADR	45,058

		1,320,084

Biotechnology (0.1%):
55	Green Cross Corp.	8,529
130	Medy-Tox, Inc.	55,986

		64,515

Building Products (0.2%):
31,000	China Lesso Group Holdings, Ltd.	21,490
234,400	Dynasty Ceramic Public Co., Ltd.	27,284
87	IS Dongseo Co., Ltd.	3,272
55	KCC Corp.	19,414
241	LG Hausys, Ltd.	29,872
27,000	Taiwan Glass Industry Corp.*	10,480
28,851	Trakya Cam Sanayii AS	17,898

		129,710

Capital Markets (0.8%):
79,000	Capital Securities Corp.	23,790
6,000	Central China Securities Co., Ltd., H shares	3,264
17,000	China Cinda Asset Management Co., Ltd., H Shares	6,233
4,000	China Everbright, Ltd.	9,111
39,500	China Galaxy Securities Co.^	35,775
10,500	Citic Securities Co., Ltd.	24,247

Continued

5

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
9,732	Coronation Fund Managers, Ltd.	$33,269
1,388	Daewoo Securities Co., Ltd.	10,999
1,533	Daishin Securities Co., Ltd.	15,314
5,152	Grupo Financiero Interacciones SAB de C.V.	31,259
16,800	Haitong Securities Co., Ltd.	29,540
1,430	Hanwha Investment & Securities Co., Ltd.	4,716
3,695	Hyundai Securities Co., Ltd.	20,143
7,272	Investec, Ltd.	51,369
35,915	Jih Sun Financial Holdings Co., Ltd.	7,768
129	KIWOOM Securities Co., Ltd.	6,752
877	Korea Investment Holdings Co., Ltd.	36,655
5,845	Macquarie Korea Infrastructure Fund	40,031
6,404	Meritz Securities Co., Ltd.	21,460
1,018	Mirae Asset Securities Co., Ltd.	18,705
2,377	NH Investment & Securities Co., Ltd.	20,140
42,800	OSK Holdings Berhad	16,256
635	Peregrine Holdings, Ltd.	1,203
5,000	President Securities Corp.	2,023
641	Samsung Securities Co., Ltd.	22,474
40,498	Yuanta Financial Holding Co., Ltd.	14,902

		507,398

Chemicals (2.3%):
513	AECI, Ltd.	2,930
202	AK Holdings, Inc.	10,839
22,113	Alpek SAB de C.V.	31,049
50,000	China BlueChemical, Ltd., Class H	13,581
31,000	China Petrochemical Development Corp.	7,450
3,000	China Steel Chemical Corp.	9,674
28,340	China Synthetic Rubber Corp.	19,876
138,600	D&L Industries, Inc.	26,903
22,000	Eternal Materials Co., Ltd.	21,172
23,000	Formosa Chemicals & Fibre Corp.	51,656
25,000	Formosa Plastics Corp.	58,419
9,000	Formosan Rubber Group, Inc.	4,523
27,000	Fufeng Group, Ltd.	12,108
22,000	Grand Pacific Petrochemical Corp.	10,317
1,098	Grupa Azoty SA*	27,863
5,289	Gubre Fabrikalari T.A.S.	10,303
140	Hansol Chemical Co., Ltd.	7,350
3,650	Hanwha Chemical Corp.	83,823
47,000	Huabao International Holdings, Ltd.	17,080
191	Huchems Fine Chemical Corp.	2,474
655	Hyosung Corp.	64,703
47,600	Indorama Ventures Public Co., Ltd.	27,902
478	Kolon Industries, Inc.	25,435
179	Kumho Petrochemical Co., Ltd.	7,848
31,000	LCY Chemical Corp.*	31,160
342	LG Chem, Ltd.	94,478
175	Lotte Chemical Corp.	35,756
42,668	Mexichem SAB de C.V.	95,352
30,000	Nan Ya Plastics Corp.	55,350
589	OCI Co., Ltd.	37,232
200	OCI Materials Co., Ltd.	19,698
2,670	Omnia Holdings, Ltd.^	22,953

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
9,000	Oriental Union Chemical Corp.	$5,719
12,504	Petkim Petrokimya Holding AS*	19,682
53,300	Petronas Chemicals Group Berhad	90,272
18,400	PTT Global Chemical Public Co., Ltd.	25,299
614	Samsung Fine Chemicals Co., Ltd.	18,528
19,000	San Fang Chemical Industry Co., Ltd.	22,273
11,400	Scientex Berhad	25,877
24,000	Shinkong Synthetic Fibers Corp.	6,978
82,000	Sinofert Holdings, Ltd.	13,865
418	Sinopec Shanghai Petrochemical Co., Ltd., ADR*	16,548
412	SK Chemicals Co., Ltd.	25,410
370	SKC Co., Ltd.	10,545
3,616	Sociedad Quimica y Minera de Chile SA, ADR	68,740
24	Soulbrain Co., Ltd.	825
1,000	Swancor Ind Co., Ltd.	5,026
18,165	Synthos SA	17,585
22	Taekwang Industrial Co., Ltd.	20,416
14,000	Taiwan Fertilizer Co., Ltd.	18,222
22,000	TSRC Corp.	13,462
33,000	USI Corp.	13,043
27,500	Yingde Gases Group Co., Ltd.	12,633

		1,398,205

Commercial Services & Supplies (0.2%):
32,000	China Everbright International, Ltd.	40,820
275	KEPCO Plant Service & Engineering Co., Ltd.	20,788
155	S1 Corp.	13,087
9,000	Taiwan Secom Co., Ltd.	26,692
8,000	Taiwan-Sogo ShinKong Security Corp.	9,668
1,800	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	19,343

		130,398

Communications Equipment (0.2%):
17,000	BYD Electronic International Co., Ltd.*	9,047
69,600	China Fiber Optic Network System Group, Ltd.*	6,587
42,000	D-Link Corp.*	13,072
13,000	Sercomm Corp.	34,123
7,140	Wistron NeWeb Corp.	18,926
9,600	ZTE Corp., Class H	21,827

		103,582

Construction & Engineering (1.4%):
24,450	Aveng, Ltd.*^	3,575
28,000	BES Engineering Corp.	6,078
515	Budimex SA	25,539
15,000	China Communications Construction Co., Ltd.	15,148
11,000	China Railway Contstruction Corp., Ltd.	13,524
15,000	China Railway Group, Ltd.	11,277
13,000	China Singyes Solar Technologies Holdings, Ltd.	9,277
16,000	China State Construction International Holdings, Ltd.	27,670
8,920	Consolidated Infrastructure Group, Ltd.*	18,359
16,000	CTCI Corp.	17,367
700	Daelim Industrial Co., Ltd.	39,480
90,500	Dialog Group Berhad	33,707
37,002	Empresas ICA SAB de C.V.*	7,625

Continued

6

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
30,400	Gamuda Berhad	$33,001
9,894	Group Five, Ltd.	12,743
1,205	GS Engineering & Construction Corp.*	19,979
320	Hyandai Development Co.	10,445
1,628	Hyundai Engineering & Construction Co., Ltd.	39,066
103,800	IJM Corporation Berhad	81,755
28,675	Impulsora del Desarrollo y el Empleo en America Latina SAB de C.V.*	45,356
8,058	Larsen & Tourbo, Ltd., Class S, GDR	155,353
79,700	Malaysian Resources Corp. Berhad	23,653
42,000	Metallurgical Corporation of China, Ltd., Series H	12,682
20,858	Murray & Roberts Holdings, Ltd.^	10,792
120,300	PT Adhi Karya Persero Tbk	18,496
92,100	PT Pembangunan Perumahan Persero Tbk	25,674
211,300	PT Surya Semesta Internusa Tbk	10,844
14,001	Raubex	15,253
2,990	Sunway Construction Group Berhad*	975
1,031	Taeyoung Engineering & Construction*	4,532
12,658	Tekfen Holding AS	17,534
22,100	Uem Edgenta Berhad	17,048
24,900	Unique Engineering & Construction Public Co., Ltd.	15,132
69,795	WCT Holdings Berhad	26,174
2,230	Wilson Bayly Holmes-Ovcon, Ltd.	16,370

		841,483

Construction Materials (1.3%):
3,011	Akcansa Cimento AS	13,642
13,500	Anhui Conch Cement Co., Ltd.	35,951
35,000	Asia Cement Corp.	29,091
18,500	BBMG Corp.	12,426
6,902	Cemex Latam Holdings SA*	22,430
35,517	Cemex SAB de C.V., ADR*	197,830
70,000	China National Buildings Material Co., Ltd.^	33,233
63,000	China National Materials Co., Ltd., H Shares	11,893
50,000	China Resources Cement Holdings, Ltd.	15,255
2,324	Cimsa Cimento Sanayi ve Ticaret AS	12,189
63,000	Goldsun Building Materials Co., Ltd.	17,104
20,100	Lafarge Malaysia Berhad	41,613
28,378	PPC, Ltd.	28,264
20,300	PT Indocement Tunggal Prakarsa Tbk	32,399
94,500	PT Semen Indonesia (Persero) Tbk	77,110
4,800	Siam City Cement Public Co., Ltd.	42,388
63,000	Taiwan Cement Corp.	51,784
78,000	TCC International Holdings, Ltd.	14,317
7,200	The Siam Cement Public Co., Ltd.	91,562
11,000	Universal Cement Corp.	7,519
114,000	West China Cement, Ltd.	23,407

		811,407

Consumer Finance (0.1%):
13,000	Gentera SAB de C.V.	25,165
494	Kruk SA	21,928
209	Samsung Card Co., Ltd.	5,470
5,000	Taiwan Acceptance Corp.	11,190

		63,753

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.1%):
37,000	Greatview Aspetic Packaging Co., Ltd.	$16,723
1,800	Klabin SA	10,673
22,427	Nampak, Ltd.	35,993
15,000	Taiwan Hon Chuan Enterprise Co., Ltd.	21,507

		84,896

Distributors (0.2%):
49,000	Dah Chong Hong Holdings, Ltd.	24,627
9,229	Imperial Holdings, Ltd.	70,660
23,000	MBM Resources Berhad	12,856

		108,143

Diversified Consumer Services (0.1%):
7,283	Advtech, Ltd.	6,840
14,100	Kroton Educacional SA	33,975

		40,815

Diversified Financial Services (1.0%):
3,350	Ayala Corp.	53,724
7,997	Bm&f Bovespa SA	22,020
18,116	Bolsa Mexicana de Valores SA	24,038
15,800	Bursa Malaysia Berhad	30,746
18,680	Chailease Holding Co., Ltd.	32,091
30,000	Far East Horizon, Ltd.	27,856
65,414	FirstRand, Ltd.^	178,624
75,000	Fubon Financial Holdings Co., Ltd.	101,958
2,441	JSE, Ltd.^	20,174
348	Meritz Financial Group, Inc.	3,848
438,000	Metro Pacific Investments Corp.	48,334
422	NICE Holdings Co., Ltd.	7,800
1,950	Nice Information Service Co., Ltd.	16,815
2,235	PSG Group, Ltd.	32,266

		600,294

Diversified Telecommunication Services (2.3%):
12,000	Alibaba Health Information Technology, Ltd.*	8,232
70,282	Axtel SAB de C.V.*	35,492
64,000	China Communications Services Corp., Ltd.	23,882
637	China Telecom Corp., Ltd., ADR	29,589
18,000	China Telecom Corp., Ltd., Class H	8,384
38,000	China Unicom (Hong Kong), Ltd.	46,082
6,153	China Unicom (Hong Kong), Ltd., ADR	74,204
9,906	Chunghwa Telecom Co., Ltd., ADR^	297,477
210,900	Jasmine International Public Co., Ltd.	18,850
7,052	KT Corp., ADR*	83,989
114	LG Uplus Corp.	1,006
3,992	Magyar Telekom Telecommunications plc*	5,595
25,012	Netia SA	34,468
1,985	O2 Czech Republic AS	20,069
27,003	Orange Polska SA	45,179
8,724	PT Telekomunik Indonesia Persero Tbk, ADR	387,346
68,700	PT XL Axiata Tbk*	18,119
2,225	Rostelecom, ADR	16,436
5,200	Samart Telcoms Public Co., Ltd.	2,112
11,254	Telefonica Brasil SA, ADR	101,624
21,900	Telekom Malaysia Berhad	34,553
14,405	Telkom SA SOC, Ltd.	59,488

Continued

7

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
33,400	Thaicom Pcl	$26,769
123,100	True Corp. pcl*	22,721
9,715	Turk Telekomunikasyon AS	18,176

		1,419,842

Electric Utilities (1.8%):
16,789	Centrais Electricas Brasileiras SA, ADR*	22,833
14,015	Centrais Electricas Brasileiras SA, ADR	36,159
534	CEZ	9,535
47,586	Companhia Energetica de Minas Gerais, ADR	71,378
6,905	Companhia Paranaense de Energia, ADR	40,532
5,823	CPFL Energia SA, ADR*	43,207
17,871	E.CL SA	24,511
7,900	EDP — Energias do Brasil SA	24,050
9,559	Enea SA	27,508
4,132	Energa SA	13,316
15,853	Enersis SA, ADR	192,614
3,000	Equatorial Energia SA	25,972
20,840	First Philippine Holdings Corp.	28,814
8,067	Interconexion Electrica SA ESP	18,784
10,857	Korea Electric Power Corp., ADR*	229,843
7,090	Manila Electric Co.	48,184
20,793	PGE SA	67,611
56,027	Tauron Polska Energia SA	41,059
45,100	Tenega Nasional Berhad	139,751

		1,105,661

Electrical Equipment (0.3%):
15,000	Boer Power Holdings, Ltd.	26,938
26,000	China High Speed Transmission Equipment Group Co., Ltd.*	20,782
1,407	Doosan Heavy Industries & Construction Co., Ltd.	24,537
26,000	Harbin Electric Co., Ltd.	12,260
83	Korea Electric Terminal Co., Ltd.	6,932
451	LG Industrial Systems Co., Ltd.	17,500
738	LS Corp.	25,077
1,000	Shihlin Electric & Engineering Corp.	1,263
24,000	Teco Electric & Machinery Co., Ltd.	19,098
90,000	Walsin Lihwa Corp.*	20,018
3,500	Zhuzhou CSR Times Electric Co., Ltd.	20,166

		194,571

Electronic Equipment, Instruments & Components (3.6%):
14,500	AAC Technologies Holdings, Inc.	94,271
72,888	AU Optronics Corp., ADR	212,104
187,700	Cal-comp Electronics (Thailand) Public Co., Ltd., Class F	17,430
3,000	Career Technology(MFG.) Co., Ltd.	2,239
13,000	Cheng Uei Precision Industry Co., Ltd.	17,967
114,000	China Aerospace International Holdings, Ltd.	15,305
13,000	Chin-Poon Industrial Co., Ltd.	20,830
40,000	Compeq Manufacturing Co., Ltd.	26,698
8,000	Coretronic Corp.	6,610
13,795	Datatec, Ltd.^	45,962
10,600	Delta Electronics (Thailand) Public Co., Ltd.	22,297
13,682	Delta Electronics, Inc.	64,225

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
28,000	Digital China Holdings, Ltd.	$31,991
63,000	E Ink Holdings, Inc.*	29,837
11,000	Elite Material Co., Ltd.	19,143
6,248	Flexium Interconnect, Inc.	14,814
14,500	Hana Microelectronics Public Co., Ltd.	14,383
39,000	HannStar Display Corp.*	4,581
168,000	Hon Hai Precision Industry Co., Ltd.	410,972
15,333	Hon Hai Precision Industry Co., Ltd., GDR	76,052
22,300	Inari Amertron Berhad	23,802
32,000	JU Teng International Holdings, Ltd.	15,202
17,100	KCE Electronics Public Co., Ltd.	33,106
18,000	Kingboard Chemical Holdings, Ltd.	28,617
42,000	Kingboard Laminates Holdings, Ltd.	19,015
2,000	Largan Precision Co., Ltd.	136,674
37,518	LG Display Co., Ltd., ADR*	391,688
413	LG Innotek Co., Ltd.	34,440
2,000	Merry Electronics Co., Ltd.	3,538
11,000	Min Aik Technology Co., Ltd.	18,927
25,000	Nan Ya Printed Circuit Board Corp.	25,414
36,200	Samart Corporation Public Co., Ltd.	15,427
575	Samsung Electro-Mechanics Co., Ltd., Series L	30,560
2,000	Simplo Technology Co., Ltd.	6,355
10,000	Sunny Optical Technology Group Co., Ltd.	22,848
22,000	Synnex Technology International Corp.	21,317
2,000	Taiwan PCB Techvest Co., Ltd.	1,979
9,000	Tong Hsing Electronic Industries, Ltd.	20,920
50,000	Tongda Group Holdings, Ltd.	8,773
4,000	TPK Holding Co., Ltd.	9,987
13,000	Tripod Technology Corp.	22,116
42,000	Truly International Holdings, Ltd., Series L	10,040
4,000	TXC Corp.	4,347
35,000	Unimicron Technology Corp.	14,746
69,600	V.S. Industry Berhad	25,447
11,000	Wah Lee Industrial Corp.	14,851
27,000	WPG Holdings, Ltd.	25,681
20,900	WT Microelectronics Co., Ltd.	22,463
19,000	Yageo Corp.	30,644
9,000	Zhen Ding Technology Holding, Ltd.	20,711

		2,207,346

Energy Equipment & Services (0.2%):
91,600	Bumi Armada Berhad	21,812
10,000	China Oilfield Services, Ltd.	8,521
30,000	Dayang Enterprise Holdings Berhad	9,799
160,000	Sapurakencana Petroleum Berhad	75,483
33,200	UMW Oil & Gas Corp. Berhad*	8,317

		123,932

Food & Staples Retailing (2.6%):
15,300	Big C Supercenter Public Co., Ltd.	85,597
4,165	BIM Birlesik Magazalar AS	73,347
16,810	Cencosud SA, ADR	103,886
22,000	China Resources Enterprises, Ltd.	46,884
91	CJ Freshway Corp.	6,411
14,454	Clicks Group, Ltd.	83,141

Continued

8

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
9,831	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR^	$103,423
25,927	Controladora Comercial Mexican SAB de C.V.	71,198
258,900	Cosco Capital, Inc.	45,040
59,100	CP ALL Pcl	64,121
183	E-Mart Co., Ltd.	29,371
2,923	Eurocash SA	36,078
12,811	Grupo Comercial Chedraui SAB de C.V.	34,162
245	GS Retail Co., Ltd.	11,179
987	Hyundai Greenfood Co., Ltd.	20,718
5,868	Massmart Holdings, Ltd.^	37,829
2,386	Migros Ticaret AS*	14,278
14,237	Organizacion Soriana SAB de C.V.*	32,642
15,063	Pickn Pay Stores, Ltd.^	63,221
8,000	President Chain Store Corp.	49,896
34,500	Puregold Price Club, Inc.	25,422
1,600	Raia Drogasil SA	14,353
17,910	Robinsons Retail Holdings, Inc.	23,949
15,136	Shoprite Holdings, Ltd.	140,037
39,000	Sun Art Retail Group, Ltd.	29,432
16,000	Taiwan Tea Corp.	7,161
6,066	The Spar Group, Ltd.	72,147
94,117	Wal-Mart de Mexico SAB de C.V.	237,587
1,349	X5 Retail Group NV, GDR*	25,569

		1,588,079

Food Products (3.3%):
2,860	Astral Foods, Ltd.^	21,443
21,990	AVI, Ltd.	110,069
4,500	Biostime International Holdings, Ltd.	9,212
14,338	BRF SA, ADR	198,150
190,000	C.P. Pokphand Co., Ltd.	19,981
92,700	Charoen Pokphand Foods Public Co., Ltd.	46,928
1,900	Chia Tai Enterprises International, Ltd.*	659
55,000	China Agri-Industries Holdings, Ltd.*	18,719
67,000	China Huishan Dairy Holdings Co., Ltd.	25,649
36,000	China Huiyuan Juice Group, Ltd.*	16,447
16,000	China Mengniu Dairy Co., Ltd.	25,875
52,000	China Modern Dairy Holdings, Ltd.	16,016
2,557	China Ocean Resources Co., Ltd.*	8,754
61,000	China Yurun Food Group, Ltd.*^	12,945
198	CJ CheilJedang Corp.	63,238
13,775	Clover Industries, Ltd.	15,161
1,059	Daesang Corp.	29,143
86	Dongwon Industries Co., Ltd.	19,373
59,100	GFPT Public Co., Ltd.	16,262
26,000	Great Wall Enterprise Co., Ltd.	16,326
9,082	Gruma, SAB de C.V., Class B	127,442
24,650	Grupo Bimbo SAB de C.V., Series A*	65,746
18,075	Grupo Herdez SAB de C.V.	46,971
1,920	Grupo Nutresa SA	13,703
15,717	Illovo Sugar, Ltd.	17,183
11,551	Industrias Bachoco, SAB de C.V.	47,027
63,200	IOI Corp. Berhad	65,389
6,400	JBS SA	19,985

Shares		Fair Value
Common Stocks, continued
Food Products, continued
1,939	Kernel Holding SA	$23,773
8,000	Kuala Lumpur Kepong Berhad	42,616
29,500	Kulim Malaysia Behard	25,922
18,720	Lien Hwa Industrial Corp.	10,820
8	Lotte Food Co., Ltd.	6,428
600	M Dias Branco SA	10,089
7,100	Marfrig Global Foods SA*	11,399
1,000	Namchow Chemical Industrial Co., Ltd.	2,061
50	NongShim Co., Ltd.	18,639
353	Oceana Group, Ltd.	2,669
53	Orion Corp.	52,398
3,462	Pioneer Foods, Ltd.	35,581
11,800	PPB Group Berhad	43,639
20,200	PT Astra Agro Lestari Tbk	23,050
96,300	PT Charoen Pokphand Indonesia Tbk	17,887
1,000	PT Indofood CBP Sukses Makmur Tbk	971
182,700	PT Indofood Sukses Makmur Tbk	67,940
321,700	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	30,439
600	PT Sawit Sumbermas Sarana TBK	85
21,400	QL Resources Berhad	21,387
600	Sao Martinho SA	6,947
62,000	Shenguan Holdings Group, Ltd.	9,004
6,600	Standard Foods Corp.	16,430
48,000	Thai Union Group pcl	22,746
36,300	Thai Vegetable Oil Public Co., Ltd.	22,489
4,804	Tiger Brands, Ltd.	98,212
18,000	Tingyi (Caymen Is) Holding Corp.	25,597
479	Tongaat Hulett, Ltd.	2,869
34,200	TSH Resources Berhad	15,623
5,919	Ulker Biskuvi Sanayi AS	35,727
28,000	Uni-President China Holdings, Ltd.	21,479
67,600	Uni-President Enterprises Corp.	112,654
12,130	Universal Robina Corp.	47,885
51,000	Want Want China Holdings, Ltd.	37,724

		2,016,975

Gas Utilities (0.6%):
1,025	Aygaz AS	3,550
24,000	China Gas Holdings, Ltd.	34,534
176,000	China Oil & Gas Group, Ltd.*	11,998
20,000	China Resources Gas Group, Ltd.	59,514
10,000	ENN Energy Holdings, Ltd.	53,012
2,424	GAIL India, Ltd., GDR	82,463
7,465	Infraestructura Energetica Nova, SAB de C.V.	31,345
501	Korea Gas Corp.	15,626
10,000	Petronas Gas Berhad	52,901
217,400	PT Perusahaan Gas Negara Tbk	43,014
20,000	Towngas China Co., Ltd.	11,542

		399,499

Health Care Equipment & Supplies (0.4%):
29,000	Hartalega Holdings Berhad	40,120
22,300	Kossan Rubber Industries Berhad	48,326
348	Osstem Implant Co., Ltd.*	23,775

Continued

9

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
36,000	Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	$24,545
1,000	St.Shine Optical Co., Ltd.	19,980
35,400	Supermax Corp. Berhad	26,704
10,800	Top Glove Corp. Berhad	34,178

		217,628

Health Care Providers & Services (0.8%):
80,200	Bangkok Chain Hospital Public Co., Ltd.	20,126
73,800	Bangkok Dusit Medical Services Public Co., Ltd., Class F	45,585
5,800	Bumrungrad Hospital Public Co., Ltd.	33,971
24,100	IHH Healthcare Berhad	36,972
22,200	KPJ Healthcare Berhad	21,838
36,132	Life Healthcare Group Holdings Pte, Ltd.	81,654
8,885	Mediclinic International, Ltd.	68,420
39,623	Netcare, Ltd.	86,696
2,500	Qualicorp SA	8,932
6,700	Shanghai Pharmaceuticals Holding Co., Ltd.	14,398
8,400	Sinopharm Group Co., Series H	33,505
37,000	Universal Health International Group Holding, Ltd.^	14,230

		466,327

Hotels, Restaurants & Leisure (1.3%):
35,695	Alsea SAB de C.V.	124,004
541	AmRest Holdings SE*	25,979
34,444	Berjaya Sports Toto Berhard	24,495
40,400	Central Plaza Hotel Public Co., Ltd.	49,291
460,000	China LotSynergy Holdings, Ltd.	21,446
52,000	China Travel International Investment Hong Kong, Ltd.	21,730
2,525	City Lodge Hotels, Ltd.	24,516
5,214	Famous Brands, Ltd.	43,786
74,200	Genting Berhard	126,531
51,300	Genting Malaysia Berhad	52,293
694	Grand Korea Leisure Co., Ltd.	14,257
179	Hana Tour Service, Inc.	17,324
9,410	Jollibee Foods Corp.	43,754
884	Kangwon Land, Inc.	28,782
36,900	Magnum Berhad	21,579
39,600	MINI International Public Co., Ltd.	39,584
8,900	MK Restaurants Group Public Co., Ltd.	14,325
197	Modetour Network, Inc.	5,614
14,674	Net Holding AS*	17,577
978	Paradise Co., Ltd.	14,555
275,000	Rexlot Holdings, Ltd. (b)	11,710
7,724	Sun International, Ltd.	46,376
153,200	Travellers International Hotel Group, Inc.	14,310
15,271	Tsogo Sun Holdings, Ltd.	23,908

		827,726

Household Durables (1.1%):
384	Amica Wronki SA	16,997
9,341	Arcelik AS	44,727
73,698	Consorcio ARA SAB de C.V.	25,581
589	Coway Co., Ltd.	42,020

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
12,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	$22,757
544	Fabryki Mebli “Forte” SA	7,423
18,000	Gafisa SA*	11,059
12,000	Haier Electronics Group Co., Ltd.	24,164
121	Hanssem Co., Ltd.	23,623
49	Hyundai Livart Furniture Co., Ltd.	1,447
27,000	Kinpo Electronics, Inc.*	7,853
3,396	LG Electronics, Inc.	154,744
5,000	MRV Engenharia e Participacoes SA	10,973
5,844	PIK Group*	16,965
30,771	Skyworth Digital Holdings, Ltd.	19,902
49,215	Steinhoff International Holdings NV	250,084
55,000	Tatung Co., Ltd.*	9,300
3,000	Zeng Hsing Industrial Co., Ltd.	12,575

		702,194

Household Products (0.5%):
55,571	Kimberl- Clark de Mexico SAB de C.V.	130,218
127	LG Household & Health Care, Ltd.	112,621
24,400	PT Unilever Indonesia Tbk	65,113

		307,952

Independent Power and Renewable Electricity Producers (1.1%):
40,100	Aboitiz Power Corp.	35,517
6,900	AES Tiete SA	25,227
46,000	Beijing Jingneng Clean Energy Co., Ltd., Series H	16,201
37,000	China Longyuan Power Group Corp.	27,754
59,000	China Power International Develpoment, Ltd.	33,899
14,000	China Resources Power Holdings Co.	27,021
197,000	CK Power Public Co., Ltd.	10,822
118,755	Colbun SA	28,388
34,000	Datang International Power Generation Co., Ltd.	10,281
8,600	Electricity Generating Public Co., Ltd.	36,055
3,292	Empresa Nacional de Electricidad SA, ADR	122,002
446,900	Energy Development Corp.	58,672
68,600	First Gen Corp.	32,905
18,100	Glow Energy Public Co., Ltd.	36,873
38,000	Huadian Fuxin Energy Corp., Class H	12,898
20,000	Huadian Power International Corp., Ltd.	12,967
708	Huaneng Power International, Inc., ADR	24,284
78,000	Huaneng Renewables Corp., Ltd.	23,185
226,700	Lopez Holdings Corp.	31,763
27,400	Ratchaburi Electricity Generating Holding Pcl	36,057
33,200	SPCG Public Co., Ltd.	19,688
6,000	Taiwan Cogeneration Corp.	4,227
2,800	Tractebel Energia SA	23,710

		690,396

Industrial Conglomerates (2.7%):
32,510	Aboitiz Equity Ventures, Inc.	39,951
114,747	Alfa SAB de C.V., Class A	227,123
119,100	Alliance Global Group, Inc.	40,673
6,000	Beijing Enterprises Holdings, Ltd.	36,123
206,200	Berjaya Corp. Berhad	17,990
36,100	Berli Jucker Public Co., Ltd.	34,936

Continued

10

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
10,712	Bidvest Group, Ltd.	$227,363
17,100	Boustead Holdings Berhad	17,137
21,000	Cahya Mata Sarawak Berhad	25,087
62,000	Citic, Ltd.	109,099
239	CJ Corp.	50,944
716	Daesang Holdings Co., Ltd.	11,597
167,000	DMCI Holdings, Inc.	48,839
431	Doosan Corp.	32,389
4,320	Enka Insaat ve Sanayi AS	6,694
31,620	Far Eastern New Century Corp.	24,734
15,000	Fosun International, Ltd.	23,247
10,759	Grupo Carso SAB de C.V.	44,327
21,847	GRUPO KUO SAB de C.V., Series B	38,031
699	Hanwha Corp.	23,155
30,800	Hap Seng Consolidated Berhad	46,466
47,440	JG Summit Holdings, Inc.	73,615
72,431	KAP Industrial Holdings, Ltd.	32,313
10,575	KOC Holdings AS	39,637
770	LG Corp.	46,134
115,300	LT Group, Inc.	36,139
59,800	MMC Corp. Berhad	27,314
7,416	Reunert, Ltd.	32,810
703	Samsung Techwin Co., Ltd.*	21,077
49,040	San Miguel Corp.	51,981
13,000	Shanghai Industrial Holdings, Ltd.	33,908
21,400	Sime Darby Berhad	38,630
81	SK C&C Co., Ltd.	16,468
2,070	SM Investments Corp.	37,927
43,166	Turkiye Sise ve Cam Fabrikalari AS	47,193

		1,661,051

Insurance (3.0%):
7,200	Bangkok Life Assurance Public Co., Ltd.	11,077
5,400	BB Seguridade Participacoes SA	33,220
71,000	Cathay Financial Holding Co., Ltd.	99,390
11,000	China Life Insurance Co., Ltd.	35,388
57,200	China Life Insurance Co., Ltd.	43,790
2,673	China Life Insurance Co., Ltd., ADR	42,742
12,800	China Pacific Insurance Group Co., Ltd., H Shares	52,507
13,400	China Taiping Insurance Holdings Co., Ltd.*	41,069
10,800	Dhipaya Insurance plc	11,241
8,993	Discovery, Ltd.	77,169
1,507	Dongbu Insurance Co., Ltd.	90,212
3,119	Hanwha Life Insurance Co., Ltd.	19,563
2,150	Hyundai Marine & Fire Insurance Co., Ltd.	65,980
2,724	Korean Reinsurance Co.	32,719
5,916	Liberty Holding, Ltd.	44,079
1,558	LIG Insurance Co., Ltd.	38,577
10,400	LPI Capital Berhad	38,949
3,300	Mercuries Life Insurance Co., Ltd.	1,803
1,882	Meritz Fire & Marine Insurance Co., Ltd.	25,811
44,515	MMI Holdings, Ltd.	63,222
44,400	MPHB Capital Berhad*	16,421
7,900	New China Life Insurance Co., Ltd.	33,034
83,000	People’s Insurance Co. Group of China Ltd.	40,318

Shares		Fair Value
Common Stocks, continued
Insurance, continued
36,000	Picc Property & Casuality Co., Ltd., Class H	$70,870
47,500	Ping An Insurance Group Co. of China, Ltd.	260,989
2,500	Porto Seguro SA	18,198
7,140	Powszechny Zaklad Ubezpieczen SA	61,695
518,000	PT Panin Financial Tbk*	6,885
570	Samsung Fire & Marine Insurance Co., Ltd.	148,087
809	Samsung Life Insurance Co., Ltd.	75,311
31,280	Sanlam, Ltd.	121,470
2,365	Santam, Ltd.	29,039
232,105	Shin Kong Financial Holdings Co., Ltd.	50,239
4,300	Sul America SA	20,233
675	Tongyang Life Insurance	6,674

		1,827,971

Internet & Catalog Retail (0.1%):
108	CJ O Shopping Co., Ltd.	17,512
8	GS Home Shopping, Inc.	1,137
182	Hyundai Home Shopping Network Corp.	17,850

		36,499

Internet Software & Services (1.5%):
194	Daum Kakao Corp.	18,997
880	Mail.ru Group, Ltd., GDR*	19,787
234	NHN Corp.	130,345
2,268	Pchome Online, Inc.	22,566
37,400	Tencent Holdings, Ltd.	729,626

		921,321

IT Services (2.1%):
1,300	Cielo SA	11,041
3,739	EOH Holdings, Ltd.^	32,603
68,960	Infosys, Ltd., ADR^	1,155,081
463	KCP Co., Ltd.	10,342
36,900	MyEG Services Berhad	37,143
12,199	Sonda SA	21,642
13,000	Travelsky Technology, Ltd., Series H	21,268

		1,289,120

Leisure Products (0.1%):
6,000	Giant Manufacturing Co., Ltd.	39,441
6,000	Merida Industry Co., Ltd.	32,245

		71,686

Machinery (0.6%):
3,000	AirTac International Group	13,795
28,600	Changsha Zoomlion Heavy Industry Science & Technology	10,576
7,600	China International Marine Containers Group Co., Ltd.	13,875
3,522	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	14,950
4,412	Doosan Infracore Co., Ltd.*	17,508
8,000	Haitian International Holdings, Ltd.	11,634
4,853	Hanjin Heavy Industries & Contruction Co., Ltd.*	15,924
4,120	Hiwin Technologies Corp.	16,146
167	Hyundai Elevator Co., Ltd.*	8,476
468	Hyundai Heavy Industries Co.*	34,635
1,000	King Slide Works Co., Ltd.	12,956
92,000	Lonking Holdings, Ltd.	13,369
808	Otokar Otomotiv ve Savunma Sanayi AS	24,883

Continued

11

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
49,500	PT United Tractors Tbk	$60,173
3,844	Samsung Heavy Industries Co., Ltd.	35,076
29,500	Sinotruk Hong Kong, Ltd.	11,641
837	Turk Traktor ve Ziraat Makineleri AS	19,966
10,000	Weichai Power Co., Ltd., Class H	10,976
5,000	Yungtay Engineering Co., Ltd.	7,211

		353,770

Marine (0.3%):
24,000	China Shipping Development Co., Ltd., Class H	15,949
38,380	Evergreen Marine Corp. (Taiwan), Ltd.	15,426
33,207	Grindrod, Ltd.^	24,244
5,112	Hanjin Shipping Co., Ltd.*	15,698
16,500	MISC Berhad	35,976
70,050	Precious Shipping Public Co., Ltd.*	10,762
76,300	Thoresen Thai Agencies Public Co., Ltd.	16,344
88	Trencor, Ltd.	253
4,000	U-Ming Marine Transport Corp.	3,234
21,000	Wisdom Marine Lines Co., Ltd.	23,080
37,000	Yang Ming Marine Transport*	9,727

		170,693

Media (1.7%):
30,000	Alibaba Pictures Group, Ltd.*^	7,400
52,700	Astro Malaysia Holdings Berhad	33,862
47,000	BEC World Public Co., Ltd.	39,570
748	Cheil Worldwide, Inc.*	13,078
408	CJ CGV Co., Ltd.	43,306
301	CJ E&M Corp.*	20,528
4,478	Cyfrowy Polsat SA*	23,812
12,743	Grupo Televisa SA, ADR	346,738
4,375	Jcontentree Corp.*	20,666
193	Loen Entertainment, Inc.	13,745
27,800	Major Cineplex Group Public Co., Ltd.	27,138
23,590	Megacable Holdings SAB de C.V.	87,894
1,881	Naspers, Ltd.	257,425
327,000	PT Global MediaCom Tbk	25,978
177,400	PT Media Nusantara Citra Tbk	23,546
190,700	PT Surya Citra Media Tbk	42,741
45,100	RS pcl	12,681
23,000	Wisdom Holdings Group	15,389

		1,055,497

Metals & Mining (3.7%):
4,055	African Rainbow Minerals, Ltd.	11,282
78,000	Aluminum Corp. of China, Ltd.*^	25,634
764,200	Aneka Tambang Persero Tbk PT*	17,414
26,000	Angang Steel Co., Ltd.	10,432
1,552	Anglo American Platinum, Ltd.*	18,423
28,886	AngloGold Ashanti, Ltd., ADR*	205,090
2,033	ArcelorMittal South Africa, Ltd.*	587
2,498	Assore, Ltd.	9,993
29,500	China Hongqiao Group, Ltd.	17,460
3,000	China Metal Products Co., Ltd.	2,395
222,000	China Precious Metal Resources Holdings Co., Ltd.*	8,435
56,000	China Steel Corp.	30,502

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
44,400	China Zhongwang Holdings, Ltd.^	$22,628
66,322	Companhia Siderurgica Nacional SA, ADR	64,724
4,348	Dongkuk Steel Mill Co., Ltd.*	21,127
30,219	Eregli Demir ve Celik Fabrikalari T.A.S	31,470
21,000	Feng Hsin Steel Co., Ltd.	24,503
45,694	Gerdau SA, ADR	54,833
49,970	Gold Field, Ltd., ADR	138,417
471	Grupa Kety SA	37,643
107,195	Grupo Mexico SAB de C.V., Series B	228,913
4,210	Grupo Simec SA de C.V., Series B*	9,413
1,195	Hyundai Steel Co.	50,328
18,316	Impala Platinum Holdings, Ltd.*	29,458
7,412	Industrias CH SA*	23,951
5,801	Industrias Penoles SAB de C.V.	59,673
15,000	Jiangxi Copper Co., Ltd.	17,706
43,143	Kardemir Karabuk Demir Celik Sanayi VE Ticaret AS, Class D	16,128
5,312	KGHM Polska Miedz SA	85,566
40	KISWIRE, Ltd.	1,293
115	Korea Zinc Co.	45,634
1,878	Koza Altin Isletmeleri AS	7,908
1,922	Kumba Iron Ore, Ltd.	5,117
166	Kumkang Kind Co., Ltd.	5,515
52,000	Maanshan Iron & Steel Co., Ltd.*	11,060
23,056	Minera Frisco SAB de C.V.*	10,974
3,766	MMC Norilsk Nickel PJSC, ADR	47,696
52,000	MMG, Ltd.*	9,813
18,667	Northam Platinum, Ltd.*^	32,141
2,692	Novolipetsk Steel OJSC, Registered Shares, GDR	22,818
8,319	POSCO, ADR	294,160
26,800	Press Metal Berhad	13,029
451,300	PT Hanson International Tbk*	20,709
52,300	PT Vale Indonesia Tbk*	6,111
3,505	Royal Bafokeng Platinum, Ltd.*^	6,036
697	Seah Besteel Corp.	16,258
2,792	Severstal PAO, GDR	23,272
88,000	Shougang Fushan Resources Group, Ltd.	11,319
49,251	Sibanye Gold, Ltd.	74,297
73,000	STP & I Public Co., Ltd.	19,047
26,743	Tata Steel, Ltd., GDR	105,011
7,000	Ton Yi Industrial Corp.	3,359
22,000	Tung Ho Steel Enterprise Corp.	11,355
24,935	Vale SA, ADR^	82,036
18,714	Vedanta, Ltd., ADR	104,050
36,050	Yieh Phui Enterprise Co., Ltd.	8,113

		2,272,259

Multiline Retail (0.9%):
37,800	Aeon Co. (M) Berhad	24,027
3,137	El Puerto de Liverpool SAb de C.V.	38,258
59,000	Far Eastern Department Stores, Ltd.	32,645
15,000	Golden Eagle Retail Group, Ltd.^	18,103
31,448	Grupo Sanborsn SAB de C.V.	48,118
295	Hyundai Department Store Co., Ltd.	31,650
23,500	Intime Retail Group Co., Ltd.	23,036

Continued

12

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
6,000	Lojas Americanas SA	$18,918
3,000	Lojas Renner SA	12,971
214	Lotte Shopping Co., Ltd.	42,025
41,022	Parkson Holdings Berhad*	9,658
3,030	Poya International Co., Ltd.	27,981
8,500	PT Matahari Department Store Tbk	10,736
489,200	PT Multipolar Tbk	9,051
39,838	Ripley Corp SA	16,371
9,900	Robinson Dept Store Public Co., Ltd.	11,876
130	Shinsegae Department Store Co.	25,373
56,000	Springland International Holdings, Ltd.	12,924
20,564	Woolworths Holdings, Ltd.	133,013

		546,734

Multi-Utilities (0.2%):
198,500	YTL Corporation Berhad	72,475
65,800	YTL Power International Berhad	22,681

		95,156

Oil, Gas & Consumable Fuels (5.9%):
30,900	Bangchak Petroleum Public Co., Ltd.	28,163
72,100	Banpu Public Co., Ltd.	31,927
32,000	China Coal Energy Co., Ltd., Class H^	12,210
182,000	China Petroleum & Chemical Corp., H Shares	109,238
29,000	China Shenhua Energy Co., Ltd.	45,055
80,000	China Suntien Green Energy Corp.	12,735
26,000	CNOOC, Ltd.	26,725
1,798	CNOOC, Ltd., ADR^	187,676
250	Cosan sa industria e Comercio	1,593
12,710	Ecopetrol SA, ADR^	89,097
1,700	Empresas Copec SA	14,610
81,200	Energy Absolute Public Co., Ltd.	50,440
8,460	Exxaro Resources, Ltd.^	23,945
6,000	Formosa Petrochemical Corp.	14,319
33,119	Gazprom OAO, ADR	122,772
6,547	Grupa Lotos SA*	44,992
1,302	GS Holdings	55,736
20	Hankook Shell Oil Co., Ltd.	8,022
279,900	IRPC Public Co., Ltd.	33,210
64,000	Kunlun Energy Co., Ltd.	56,452
340	Lubelski Wegiel Bogdanka SA	2,871
2,806	LUKOIL PJSC, ADR	91,153
331	MOL Hungarian Oil & Gas plc	16,299
54	NovaTek OAO, Registered Shares, GDR	4,427
1,207	PetroChina Co., Ltd., ADR	79,167
48,000	PetroChina Co., Ltd., Class H	31,573
31,328	Petroleo Brasileiro SA, ADR*^	134,710
42,133	Petroleo Brasileiro SA, ADR*	143,252
214,800	Petron Corp.	31,892
7,000	Petronas Dagangan Berhad	40,559
8,880	Polski Koncern Naftowy Orlen SA	152,845
25,218	Polskie Gornictwo Naftowe i Gazownictwo SA	33,039
490,000	PT Adaro Energy Tbk	18,063
475,000	PT Sugih Energy Tbk*	16,192
54,800	PTT Exploration & Production Public Co., Ltd.	87,280
37,000	PTT Public Co., Ltd.	250,990

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
16,597	Reliance Industries, Ltd., GDR(a)	$509,076
11,986	Rosneft Oil Co., Registered Shares, GDR	41,555
13,540	Sasol, Ltd., ADR	363,143
15,980	Semirara Mining and Power Corp.	46,220
36,000	Sinopec Kantons Holdings, Ltd.	21,317
964	SK Energy Co., Ltd.*	105,321
349	SK Gas, Ltd.	21,731
309	S-Oil Corp.	20,663
3,132	Tatneft, ADR	82,283
22,600	Thai Oil Public Co., Ltd.	41,489
2,548	Tupras-Turkiye Petrol Rafine*	60,827
13,904	Ultrapar Participacoes SA, ADR	212,036
126,000	United Energy Group, Ltd.*	11,003
2,362	Yanzhou Coal Mining Co., Ltd., ADR^	10,818

		3,650,711

Paper & Forest Products (0.8%):
7,500	Duratex SA	11,188
5,996	Empresas CMPC SA	12,952
10,650	Fibria Celulose SA, ADR	135,149
2,000	Lee & Man Paper Manufacturing, Ltd.	1,114
4,549	Mondi, Ltd.	90,303
43,000	Nine Dragons Paper Holdings, Ltd.	25,225
37,206	Sappi, Ltd.*	156,042
4,100	Suzano Papel e Celulose SA, Class A	19,375
47,000	YFY, Inc.	15,211

		466,559

Personal Products (0.6%):
267	Amorepacific Corp.	93,790
384	Amorepacific Group	47,901
159	Cosmax, Inc.	24,738
3,000	Grape King BIO, Ltd.	16,628
9,000	Hengan International Group Co., Ltd.	84,442
2,700	Hypermarcas SA*	14,821
499	Korea Kolmar Co., Ltd.	39,844
290	Korea Kolmar Holdings Co., Ltd.	15,883
4,000	Natura Cosmeticos SA	23,757
261	Sansung Life & Science Co., Ltd.*	6,591

		368,395

Pharmaceuticals (1.3%):
3,947	Aspen Pharmacare Holdings, Ltd.	78,879
629	Celltrion, Inc.*	45,017
21,000	China Medical System Holdings, Ltd.	30,650
22,000	China Pharmaceutical Enterprise & Investment Corp.	22,384
3,000	China Shineway Pharmaceutical Group, Ltd.	3,797
2,000	China Traditional Chinese Medicine Co., Ltd.*	1,351
12,000	Dawnrays Pharmaceutical Holdings, Ltd.	9,274
7,500	Dr. Reddy’s Laboratories, Ltd., ADR^	347,175
49	Hanmi Pharm Co., Ltd.*	30,148
159	Hanmi Science Co., Ltd.*	17,331
204,000	Hua Han Bio-Pharmaceutical Holdings, Ltd.^	28,286
129	Huons Co., Ltd.	9,920
135	Kolon Life Science, Inc.	22,588
318	LG Life Sciences, Ltd.*	16,259

Continued

13

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
287,900	PT Kalbe Farma Tbk	$27,319
697	Richter Gedeon Nyrt	13,231
792	Samjin Pharmaceutical Co., Ltd.	15,588
60,000	Sino Biopharmaceutical, Ltd.	54,240
40,172	SSY Group, Ltd.	10,305
11,000	Tong Ren Tang Technologies Co., Ltd.	17,973
87	Yuhan Corp.	20,122

		821,837

Professional Services (0.1%):
5,096	Sporton International, Inc.	31,118

Real Estate Management & Development (3.4%):
42,000	Agile Property Holdings, Ltd.	23,321
43,100	Amata Corp. Public Co., Ltd.	14,732
98,800	AP Thailand plc	14,608
73,600	Ayala Land, Inc.	53,755
438,000	Bangkok Land Public Co., Ltd.	17,451
30,000	Beijing Capital Land, Ltd.	13,638
505,000	Belle Corp.	31,117
5,400	BR Malls Participacoes SA	15,156
62,000	C C Land Holdings, Ltd.	19,315
43,800	Central Pattana Public Co., Ltd.	56,821
90,000	China Merchants Land, Ltd.	17,967
38,000	China Overseas Grand Oceans Group, Ltd.	15,942
36,000	China Overseas Land & Investment, Ltd.	124,997
12,000	China Overseas Property Holdings, Ltd.*	1,943
30,000	China Resources Land, Ltd.	86,529
50,000	China South City Holdings, Ltd.	11,245
13,900	China Vanke Co., Ltd., H Shares^(b)	41,073
8,400	Chong Hong Construction Co., Ltd.	12,230
144,000	CIFI Holdings Group Co., Ltd.	31,934
22,208	Corporacion Inmobiliaria Vesta SAB de C.V.	33,838
110,000	Country Garden Holdings Co., Ltd.	44,787
39,780	Eastern & Oriental Berhad*	13,259
8,417	Etalon Group, Ltd.	15,060
107,000	Evergrande Real Estate Group, Ltd.	93,527
1,000	Farglory Land Development Co., Ltd.	1,040
754,000	Filinvest Land, Inc.	28,944
96,000	Franshion Properties China, Ltd.	32,615
159,000	Glorious Property Holdings, Ltd.*	18,418
10,000	Goldin Properties Holdings, Ltd.*	11,495
2,500	Greentown China Holdings, Ltd.*	2,463
26,800	Guangzhou R&F Properties Co., Ltd., Class H	32,749
15,600	Highwealth Construction Corp.	17,940
20,000	Hopson Development Holdings, Ltd.*	19,786
1,000	Huaku Development Co., Ltd.	1,788
19,000	Hung Sheng Construction, Ltd.	10,687
38,561	KSL Holdings Berhad	11,953
31,500	KWG Property Holding, Ltd.	23,271
36,400	L.P.N. Development Public Co., Ltd.	16,134
98,700	Land & Houses Public Co., Ltd.	25,847
18,500	Longfor Properties Co., Ltd.	27,443
83,375	Mah Sing Group Berhad	28,156
29,166	Matrix Concepts Holdings Berhad	16,926
378,500	Megaworld Corp.	34,106

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
59,000	Mingfa Group International Co., Ltd.*	$15,107
38,000	New World China Land, Ltd.	30,426
14,132	Parque Arauco SA	22,300
53,000	Poly Property Group Co., Ltd.	17,135
33,000	Prince Housing & Development Corp.	9,430
66,700	Pruksa Real Estate Public Co., Ltd.	48,920
417,700	PT Alam Sutera Realty Tbk	10,260
292,900	PT Bumi Serpong Damai	37,604
431,581	PT Ciputra Development Tbk	45,206
397,700	PT Intiland Development Tbk	14,064
23,200	PT Lippo Cikarang Tbk*	12,102
577,600	PT Lippo Karawaci Tbk	43,189
177,300	PT Modernland Realty Tbk	5,996
817,900	PT Pakuwon Jati Tbk	29,076
251,500	PT Summarecon Agung Tbk	29,780
247,000	Quality Houses Pcl	15,650
53,040	Radium Life Tech Co., Ltd.	18,973
464,000	Renhe Commercial Holdings Co., Ltd.*	21,509
61,200	Robinsons Land Corp.	35,797
13,000	Ruentex Development Co., Ltd.	16,863
577,600	Sansiri Public Co., Ltd.	24,276
191,700	SC Asset Corp. Public Co., Ltd.	14,884
82,000	Shanghai Industrial Urban development Group, Ltd.	16,070
62,000	Shenzhen Investment, Ltd.	28,815
41,500	Shimao Property Holdings, Ltd.	73,007
95,500	Shui On Land, Ltd.	26,127
48,500	Sino-Ocean Land Holdings, Ltd.	30,824
65,700	SM Prime Holdings, Inc.	30,275
48,000	Soho China, Ltd.	23,161
58,000	Sunac China Holdings, Ltd.	44,427
29,900	Sunway Berhad	21,460
77,000	Supalai Public Co., Ltd.	38,772
83,000	UEM Sunrise Berhad	21,547
38,000	UOA Development Berhad	18,277
349,500	Vista Land & Lifescapes, Inc.	38,340
180,000	Yuexiu Property Co., Ltd.	30,906

		2,126,561

Road & Rail (0.1%):
34,000	Guangshen Railway Co., Ltd.	16,869
3,800	Localiza Rent a Car SA	23,847

		40,716

Semiconductors & Semiconductor Equipment (7.2%):
43,122	Advanced Semiconductor Engineering, Inc., ADR	244,502
5,050	Ardentec Corp.	3,634
27,000	Chipbond Technology Corp.	38,792
25,000	Elan Microelectronics Corp.	34,597
7,000	Elite Advanced Laser Corp.	27,411
15,000	Elite Semiconductor Memory Technology, Inc.	13,797
237	EO Technics Co., Ltd.	24,972
23,000	Epistar Corp.	17,577
6,000	Everlight Electronics Co., Ltd.	8,701
196,000	GCL-Poly Energy Holdings, Ltd.^	29,024
13,200	Globetronics Technology Berhad	19,945

Continued

14

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
2,000	Greatek Electronics, Inc.	$2,169
11,000	Holtek Semiconductor, Inc.	16,916
32,000	Inotera Memories, Inc.*	26,850
23,000	King Yuan Electronics Co., Ltd.	15,009
9,000	Kinsus Interconnect Technology Corp.	18,097
644	Koh Young Technology, Inc.	20,967
70,000	Macronix International Co., Ltd.*	10,122
14,000	MediaTek, Inc.	105,822
23,000	Nanya Technology Corp.	31,701
23,000	Neo Solar Power Corp.	17,031
9,000	Novatek Microelectronics Corp.	34,963
48,000	Orient Semiconductor Electronics, Ltd.*	16,861
3,000	Parade Technologies, Ltd.	19,876
3,000	Phison Electronics Corp.	21,085
15,000	Powertech Technology, Inc.	29,567
9,000	Radiant Opto-Electronics Corp.	20,434
12,000	Realtek Semiconductor Corp.	28,457
1,486	Richtek Technology Corp.	8,595
10,057	Semiconductor Manufacturing International Corp., ADR*	50,788
1,476	Seoul Semiconductor Co., Ltd.*	19,458
24,000	Shunfeng International Clean Energy, Ltd.*	6,046
4,000	Sigurd Microelectronics Corp.	2,701
10,138	Siliconware Precision Industries Co., ADR	78,570
14,000	Sino-American Silicon Products, Inc.	19,703
11,000	Sitronix Technology Corp.	31,031
7,483	SK Hynix, Inc.	193,228
113,700	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,586,675
14,000	Taiwan Surface Mounting Technology Corp.	12,383
35,700	Unisem (M) Berhad	19,737
209,364	United Microelectronics Corp., ADR	393,605
20,000	Vanguard International Semiconductor Corp.	25,714
28,807	Win Semiconductors Corp.	43,115
157,000	Winbond Electronics Corp.*	37,558
1,464	WONIK IPS Co., Ltd.*	13,985
8,000	Xinyi Solar Holdings, Ltd.	3,241

		4,445,012

Software (0.2%):
4,677	CD Projekt SA*	26,392
244	Com2uS Corp.*	24,403
62,000	Kingdee International Software Group Co., Ltd.	28,159
171	Ncsoft Corp.	30,894
205	NHN Entertainment Corp.*	9,864
1,600	Totvs SA	12,553

		132,265

Specialty Retail (0.9%):
35,500	Baoxin Auto Group, Ltd.	22,080
331	Cashbuild, Ltd.	6,419
3,500	China Harmony New Energy Auto Holding, Ltd.	2,444
32,500	China Zhentong Auto Services Holdings, Ltd.	14,893
2,900	Cia. Hering	11,153
191,000	GOME Electrical Appliances Holdings, Ltd.	31,561
246,600	Home Product Center Public Co., Ltd.	46,269
1,000	Hotai Motor Co., Ltd.	11,492

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
729	Hotel Shilla Co., Ltd.	$47,709
6,696	Lewis Group, Ltd.^	23,705
291	Lotte Himart Co., Ltd.	14,482
6,092	Mr.Price Group, Ltd.	78,625
16,800	Padini Holdings Berhad	7,324
347,300	PT ACE Hardware Indonesia Tbk	20,654
25,597	Super Group, Ltd.*	62,601
8,543	The Foschini Group, Ltd.	67,145
17,171	Truworths International, Ltd.	101,094
26,500	Zhongsheng Group Holdings, Ltd.	15,924

		585,574

Technology Hardware, Storage & Peripherals (4.8%):
57,000	Acer, Inc.*	20,790
4,000	Advantech Co., Ltd.	25,556
8,000	Asustek Computer, Inc.	66,014
3,000	Casetek Holdings, Ltd.	12,166
9,000	Catcher Technology Co., Ltd.	75,368
8,005	Chicony Electronics Co., Ltd.	17,498
14,000	Clevo Co.	13,364
99,967	CMC Magnetics Corp.*	10,496
87,000	Compal Electronics, Inc.	48,702
80,000	Coolpad Group, Ltd.*	15,898
6,060	Foxconn Technology Co., Ltd.	12,787
37,000	Getac Technology Corp.	22,476
11,000	Gigabyte Technology Co., Ltd.	12,117
17,000	High Tech Computer Corp.	40,225
20,000	Inventec Corp.	13,004
352	Kona I Co., Ltd.	10,214
88,000	Lenovo Group, Ltd.	88,679
46,230	Lite-On Technology Corp.	44,290
26,000	Micro-Star International Co., Ltd.	36,956
37,000	Pegatron Corp.	80,447
82,000	Qisda Corp.	27,058
22,000	Quanta Computer, Inc.	35,153
73,000	Ritek Corp.*	6,426
4,031	Samsung Electronics co., Ltd., GDR	2,141,145
22	Samsung Electronics Co., Ltd.	23,497
17,000	TCL Communicatin Technology Holdings, Ltd.	12,452
39,168	Wistron Corp.	22,048

		2,934,826

Textiles, Apparel & Luxury Goods (0.9%):
2,288	Aksa Akrilik Kimya Sanayii AS	8,204
16,000	Anta Sports Products, Ltd.	43,803
90,000	Belle International Holdings, Ltd.	66,760
150,000	Bosideng International Holdings, Ltd.	12,927
970	CCC SA	34,205
23,000	China Lilang, Ltd.	16,907
2,000	Eclat Textile Co., Ltd.	27,548
7,210	Feng Tay Enterprise Co., Ltd.	36,474
84	Fila Korea, Ltd.	6,732
5,300	Grendene SA	22,567
585	Hansae Co., Ltd.	26,004
51	Ilshin Spinning Co., Ltd.	6,659
377	LF Corp.	8,622

Continued

15

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
4	LPP SA	$5,663
3,104	Makalot Industrial Co., Ltd.	21,928
20,000	Pou Chen Corp.	26,055
776,900	PT Sri Rejeki Isman Tbk	21,777
12,000	Ruentex Industries, Ltd.	22,300
7,000	Shenzhou International Group	40,045
34,140	Tainan Spinning Co., Ltd.	14,697
13,000	Taiwan Paiho, Ltd.	28,645
337	Youngone Corp.	12,022
264	Youngone Holdings Co., Ltd.	15,301

		525,845

Tobacco (0.3%):
3,300	British American Tobacco Malaysia Berhad	43,107
1,326	KT&G Corp.	117,700
7,000	PT Gudang Garam Tbk	27,796

		188,603

Trading Companies & Distributors (0.2%):
13,546	Barloworld, Ltd.	54,289
126,000	CITIC Resources Holdings, Ltd.*	12,917
447	Daewoo International Corp.	6,161
1,664	Hudaco Industries, Ltd.	10,177
590	LG International Corp.	16,840
2,473	SK Network Co., Ltd.	11,509

		111,893

Transportation Infrastructure (1.3%):
6,100	Airports of Thailand Public Co., Ltd.	58,446
31,100	Bangkok Expressway Public Co., Ltd.(b)	39,124
20,000	Beijing Capital International Airport Co., Ltd.	21,486
14,000	China Merchants Holdings International Co., Ltd.	44,227
9,700	Companhia de Concessoes Rodoviarias	30,780
48,000	Cosco Pacific, Ltd.	52,894
3,700	Ecorodovias Infraestrutura e Logistica SA	4,762
8,915	Grupo Aeroportuario del Centro Norte, SAb de C.V.	43,266
522	Grupo Aeroportuario del Sureste SAB de C.V., ADR	73,430
12,018	Grupo Aeroporturaio del Pacifico SAB de C.V.	106,068
42,500	Hopewell Highway Infrastructure, Ltd.	20,481
19,750	International Container Terminal Services, Inc.	29,463
16,000	Jiangsu Expressway Co., Ltd., Series H	21,549
24,800	Malaysia Airports Holdings Berhad	32,375
24,684	OHL Mexico SAB de C.V.*	25,847
54,300	PT Jasa Marga Persero Tbk	20,454
20,000	Shenzhen Expressway Co., Ltd.	17,576
29,000	Shenzhen International Holdings, Ltd.	53,275
58,253	Sociedad Matriz SAAM SA	3,691
6,974	TAV Havalimanlari Holding AS	43,504
70,000	Tianjin Port Development Holdings, Ltd.	11,560
29,300	Westports Holding Berhad	28,120
30,000	Yuexiu Transport Infrastructure, Ltd.	18,771
20,000	Zhejiang Expressway Co., Ltd.	23,972

		825,121

Water Utilities (0.5%):
36,941	Aguas Andinas SA, Class A	18,975
22,000	Beijing Enterprises Water Group, Ltd.	15,315

Shares		Fair Value
Common Stocks, continued
Water Utilities, continued
38,000	China Water Affairs Group, Ltd.	$18,213
17,181	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	79,033
64,000	CT Environmental Group, Ltd.	20,912
38,000	Guangdong Investment, Ltd.	53,736
16,068	Inversiones Aguas Metropolitanas SA	22,661
107,500	Manila Water Co.	56,612
95,500	TTW Public Co., Ltd.	28,106

		313,563

Wireless Telecommunication Services (3.9%):
21,600	Advanced Information Service plc	90,578
27,916	America Movil SAB de C.V., Series L, ADR	392,500
53,272	Axiata Group Berhad	79,488
15,000	China Mobile, Ltd.	168,117
7,027	China Mobile, Ltd., ADR	395,831
68,500	DIGI.com Berhad	85,943
2,331	Empresa Nacional de Telecomunicaciones SA	20,883
18,000	Far EasTone Telecommunications Co., Ltd.	36,976
18,392	Global Telecom Holding, GDR*	24,428
980	Globe Telecom, Inc.	38,515
13,500	Intouch Holdings Public Co., Ltd.	19,357
30,200	Maxis Berhad	47,811
50,253	MTN Group, Ltd.	431,219
2,412	Philippine Long Distance Telephone Co., ADR	103,113
30,600	PT Indosat Tbk*	12,184
45,500	PT Tower Bersama Infrastructure Tbk*	19,275
1,682	SK Telecom Co., Ltd., ADR	33,892
14,000	Taiwan Mobile Co., Ltd.	42,545
6,589	Tim Participacoes SA, ADR	55,875
34,600	Total Access Communication Public Co., Ltd.	28,638
14,907	Turkcell Iletisim Hizmetleri AS, ADR	126,560
11,621	Vimpelcom, Ltd., ADR	38,117
6,240	Vodacom Group, Ltd.	61,475

		2,353,320

Total Common Stocks (Cost $75,594,810)		58,635,112

Preferred Stocks (0.2%):
Electric Utilities (0.0%):
1,923	Companhia de Transmissao de Energia, 4.96%	22,220

Independent Power and Renewable Electricity Producers (0.0%):
2,200	Companhia Energetica de Sao Paulo, Class B, 36.22%	7,454

Machinery (0.0%):
17,000	Marcopolo SA, 1.84%	7,952
33,755	Vale SA, ADR, 3.57%	86,075

Multiline Retail (0.0%):
3,000	Lojas Americanas SA, 0.26%	14,716

Total Preferred Stocks (Cost $266,594)		138,417

Warrants (0.0%):
Construction & Engineering (0.0%):
13,820	WCT Holdings BHD*	612

Continued

16

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Warrants, continued
Electronic Equipment, Instruments & Components (0.0%):
17,400	V.S. Industry Berhad*(b)	$—

Total Warrants (Cost $—)		612

Rights (0.0%):
Banks (0.0%):
127	Banco Bradesco SA, Expires on 2/08/16*(b)	42
1,417	BNK Financial Group, Inc., Expires on 1/15/16*	1,608

		1,650

Metals & Mining (0.0%):
3,332	ArcelorMittal South Africa, Ltd., Expires on 1/19/16*	2

Semiconductors & Semiconductor Equipment (0.0%):
39,200	GCL-Poly Energy Holdings, Ltd., Expires on 1/21/16*(b)	202
2,424	Nanya Technology Corp., Expires on 1/11/16*(b)	679

		881

Total Rights (Cost $—)		2,533

Shares or Principal Amount		Fair Value
Mutual Fund (3.9%):
122,048	Wisdomtree India Earnings Fund, 1.08%	$2,423,873

Total Mutual Fund (Cost $2,647,422)		2,423,873

Securities Held as Collateral for Securities on Loan (5.3%):
$3,280,580	AZL DFA Emerging Markets Core Equity Fund Securities Lending Collateral Account(c)	3,280,580

Total Securities Held as Collateral for Securities on Loan (Cost $3,280,580)		3,280,580

Unaffiliated Investment Company (0.5%):
300,259	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	300,259

Total Unaffiliated Investment Company (Cost $300,259)		300,259

Total Investment Securities (Cost $82,089,665)(e) — 105.0%		64,781,386
Net other assets (liabilities) — (5.0)%		(3,090,037)

Net Assets — 100.0%		$61,691,349

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $3,121,484.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.15% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Bermuda	0.2%
Brazil	6.1%
British Virgin Islands	—	%NM
Cayman Islands	0.5%
Chile	1.3%
China	7.9%
Colombia	0.4%
Czech Republic	0.1%
Egypt	0.3%
Guernsey	—	%NM
Hong Kong	5.6%
Hungary	0.1%
India	4.4%
Indonesia	3.0%
Korea, Republic Of	11.0%
Malaysia	5.0%

Country	Percentage
Mexico	6.5%
Philippines	2.6%
Poland	1.8%
Republic of Korea (South)	2.9%
Russian Federation	1.0%
South Africa	8.5%
Spain	—	%NM
Switzerland	0.1%
Taiwan	6.9%
Taiwan, Province Of China	7.2%
Thailand	4.1%
Turkey	2.0%
Ukraine	—	%NM
United States	10.5%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

17

AZL DFA Emerging Markets Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$82,089,665

Investment securities, at value*	$64,781,386
Interest and dividends receivable	100,268
Foreign currency, at value (cost $178,839)	178,893
Receivable for capital shares issued	19,592
Receivable for investments sold	244,680

Total Assets	65,324,819

Liabilities:
Cash overdraft	60
Payable for investments purchased	204,223
Payable for collateral received on loaned securities	3,280,580
Manager fees payable	41,122
Administration fees payable	3,128
Distribution fees payable	13,102
Custodian fees payable	75,473
Administrative and compliance services fees payable	198
Trustee fees payable	146
Other accrued liabilities	15,438

Total Liabilities	3,633,470

Net Assets	$61,691,349

Net Assets Consist of:
Capital	$80,599,261
Accumulated net investment income/(loss)	518,993
Accumulated net realized gains/(losses) from investment transactions	(2,121,669)
Net unrealized appreciation/(depreciation) on investments	(17,305,236)

Net Assets	$61,691,349

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,197,594
Net Asset Value (offering and redemption price per share)	$7.53

*	Includes securities on loan of $3,121,484.

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Dividends	$1,249,904
Income from securities lending	17,284
Foreign withholding tax	(95,361)

Total Investment Income	1,171,827

Expenses:
Manager fees	559,151
Administration fees	22,895
Distribution fees	111,830
Custodian fees	170,312
Administrative and compliance services fees	603
Trustee fees	2,535
Professional fees	9,043
Shareholder reports	15,854
Other expenses	940

Total expenses before reductions	893,163
Less expenses voluntarily waived/reimbursed by the Manager	(134,197)
Less expense contractually waived/reimbursed by the Manager	(44,947)

Net expenses	714,019

Net Investment Income/(Loss)	457,808

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(2,104,154)
Change in net unrealized appreciation/depreciation on investments	(17,305,236)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,409,390)

Change in Net Assets Resulting From Operations	$(18,951,582)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

18

Statements of Changes in Net Assets

AZL DFA Emerging Markets Core Equity Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$457,808
Net realized gains/(losses) on investment transactions	(2,104,154)
Change in unrealized appreciation/depreciation on investments	(17,305,236)

Change in net assets resulting from operations	(18,951,582)

Capital Transactions:
Proceeds from shares issued	82,903,550
Value of shares redeemed	(2,260,619)

Change in net assets resulting from capital transactions	80,642,931

Change in net assets	61,691,349
Net Assets:
Beginning of period	—

End of period	$61,691,349

Accumulated net investment income/(loss)	$518,993

Share Transactions:
Shares issued	8,427,140
Shares redeemed	(229,546)

Change in shares	8,197,594

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

19

AZL DFA Emerging Markets Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(2.53)

Total from Investment Activities	(2.47)

Net Asset Value, End of Period	$7.53

Total Return(b)	(24.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$61,691
Net Investment Income/(Loss)(d)	1.02%
Expenses Before Reductions(d)(e)	2.00%
Expenses Net of Reductions(d)	1.60%
Portfolio Turnover Rate	26	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

20

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

21

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3.9 million for the period ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,711 during the period ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA Emerging Markets Core Equity Fund	1.25%	1.50%

*	The Manager voluntarily reduced the management fee to 0.95% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2015, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Total
AZL DFA Emerging Markets Core Equity Fund	$44,947	$44,947

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees

22

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $360 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

23

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$240,101	$78,287	$318,388
Airlines	209,641	257,585	467,226
Banks	2,373,603	5,337,883	7,711,486
Beverages	1,214,846	105,238	1,320,084
Capital Markets	31,259	476,139	507,398
Chemicals	211,689	1,186,516	1,398,205
Construction & Engineering	208,334	633,149	841,483
Construction Materials	197,830	613,577	811,407
Consumer Finance	25,165	38,588	63,753
Containers & Packaging	10,673	74,223	84,896
Diversified Consumer Services	33,975	6,840	40,815
Diversified Financial Services	24,038	576,256	600,294
Diversified Telecommunication Services	1,026,157	393,685	1,419,842
Electric Utilities	661,077	444,584	1,105,661
Electronic Equipment, Instruments & Components	679,844	1,527,502	2,207,346
Food & Staples Retailing	582,897	1,005,182	1,588,079
Food Products	485,337	1,531,638	2,016,975
Gas Utilities	31,345	368,154	399,499
Hotels, Restaurants & Leisure	124,004	703,722	827,726
Household Durables	59,397	642,797	702,194
Household Products	130,218	177,734	307,952
Independent Power and Renewable Electricity Producers	199,901	490,495	690,396
Industrial Conglomerates	309,481	1,351,570	1,661,051
Insurance	42,741	1,785,230	1,827,971
IT Services	1,155,080	134,040	1,289,120
Media	434,632	620,865	1,055,497
Metals & Mining	1,276,234	996,025	2,272,259
Multiline Retail	105,294	441,440	546,734
Oil, Gas & Consumable Fuels	1,325,662	2,325,049	3,650,711
Paper & Forest Products	148,100	318,459	466,559
Pharmaceuticals	347,175	474,662	821,837
Real Estate Management & Development	56,138	2,070,423	2,126,561
Semiconductors & Semiconductor Equipment	3,354,140	1,090,872	4,445,012
Transportation Infrastructure	279,391	545,730	825,121
Water Utilities	98,008	215,555	313,563
Wireless Telecommunication Services	1,191,199	1,162,121	2,353,320
Other Common Stocks+	—	9,548,691	9,548,691
Preferred Stocks+	138,417	—	138,417
Independent Power and Renewable Electricity Producers	—	7,454	7,454
Other Preferred Stocks	130,963	—	130,963
Rights	—	2,533	2,533
Warrants	—	612	612
Mutual Fund	2,423,873	—	2,423,873
Securities Held as Collateral for Securities on Loan	—	3,280,580	3,280,580
Unaffiliated Investment Company	300,259	—	300,259

Total Investment Securities	$21,739,701	$43,041,685	$64,781,386

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

24

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Emerging Markets Core Equity Fund	$97,666,206	$17,040,372

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $82,094,716. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$823,398
Unrealized depreciation	(18,136,728)

Net unrealized appreciation/(depreciation)	$(17,313,330)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Capital loss carryforwards not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Emerging Markets Core Equity Fund	$2,116,618	$—	$2,116,618

25

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Emerging Markets Core Equity Fund	$518,993	$—	$(2,116,618)	$(17,310,287)	$(18,907,912)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Emerging Markets Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Emerging Markets Core Equity Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

27

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

29

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

30

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

33

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 to the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® DFA Five-Year Global Fixed Income Fund returned -0.90%. That compared to a 0.27% total return for its benchmark, the Citi World Government Bond Index 1-5 Year Hedged Index1.

The global fixed income market faced a challenging environment during the period as monetary policy around the globe continued to diverge. Fixed income markets in developed economies saw modest gains, while a strong U.S. dollar took a toll on emerging market issuers of dollar-denominated debt. The U.S. Federal Reserve increased the federal funds rate for the first time in nearly a decade, putting pressure on bond prices; in the eurozone, stimulus policies by the European Central Bank contributed to a modest rally in fixed-income markets.

The Fund slightly underperformed its benchmark for the period since inception through year-end. A focus on higher-quality U.S. dollar denominated securities was the largest detractor from relative results. The Fund’s performance was also hurt by a relative lack of exposure to the Italian and Spanish government bond markets, which performed relatively well due in part to central bank stimulus measures.*

The Fund is allowed a maximum weighted average maturity of 5 years, with no individual security having a maturity greater than 5 years. Within this range the Fund was underweighted in shorter-term securities of 1-3 years, which benefited relative performance as longer-dated securities outperformed shorter-dated alternatives during the period.*

The Fund hedged exposure to bonds not denominated in U.S. dollars with currency forward contracts. Given that the benchmark index is also currency hedged, these derivatives did not impact relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

		Since
	6	Inception
	Month	(4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	0.20%	-0.90%
Citi World Government Bond Index 1-5 Year Hedged Index	0.49%	0.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.90%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Citigroup World Government Bond Index 1-5 Year Hedged Index, which is unmanaged and measures the performance of the global government bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,002.00	$5.99	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,030.96	$6.08	0.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Yankee Dollars	67.0%
Corporate Bonds	30.1
Foreign Bonds	1.2
U.S. Treasury Obligation	0.4

Total Common Stocks	98.7
Securities Held as Collateral for Securities on Loan	9.1
Money Market	0.8

Total Investment Securities	108.6
Net other assets (liabilities)	(8.6)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2015

Notional Amount or Principal Amount		Fair Value
Corporate Bonds (30.1%):
Beverages (0.4%):
$2,000,000	Coca-Cola Co. (The), 1.88%, 10/27/20	$1,979,516

Capital Markets (2.9%):
15,000,000	U.S. Bank NA Cincinnati, Series BKNT, 2.13%, 10/28/19, Callable 9/28/19 @ 100	14,988,630

Communications Equipment (2.9%):
14,000,000	Cisco Systems, Inc., 4.45%, 1/15/20	15,232,812

Consumer Finance (2.9%):
15,000,000	Toyota Motor Credit Corp., 2.15%, 3/12/20	14,996,130

Diversified Financial Services (0.8%):
4,250,000	Berkshire Hathaway, Inc., 2.10%, 8/14/19^	4,275,963

Industrial Conglomerates (0.6%):
3,053,000	3M Co., 1.63%, 6/15/19, MTN	3,050,646

IT Services (3.4%):
5,500,000	Automatic Data Processing, Inc., 2.25%, 9/15/20, Callable 8/15/20 @ 100	5,520,829
12,000,000	IBM Corp., 1.95%, 2/12/19^	12,056,508

		17,577,337

Oil, Gas & Consumable Fuels (5.9%):
16,000,000	Chevron Corp., 1.96%, 3/3/20, Callable 2/3/20 @ 100	15,767,023
15,331,000	Exxon Mobil Corp., 1.91%, 3/6/20, Callable 2/6/20 @ 100	15,202,848

		30,969,871

Pharmaceuticals (6.0%):
2,000,000	Merck & Co., Inc., 5.00%, 6/30/19	2,206,528
13,500,000	Merck & Co., Inc., 1.85%, 2/10/20^	13,436,969
15,000,000	Pfizer, Inc., 2.10%, 5/15/19^	15,133,170

		30,776,667

Software (2.9%):
10,000,000	Microsoft Corp., 1.85%, 2/12/20, Callable 1/12/20 @ 100^	10,019,300
4,000,000	Microsoft Corp., 3.00%, 10/1/20^	4,177,452
700,000	Microsoft Corp., 2.00%, 11/3/20, Callable 10/3/20 @ 100	700,197

		14,896,949

Technology Hardware, Storage & Peripherals (1.4%):
7,000,000	Apple, Inc., 2.10%, 5/6/19	7,081,851

Total Corporate Bonds (Cost $157,022,805)		155,826,372

Foreign Bond (1.2%):
Sovereign Bond (1.2%):
41,250,000	Swedish Government, Series 1047, 5.00%, 12/1/20+	6,007,891

Total Foreign Bond (Cost $5,994,283)		6,007,891

Yankee Dollars (67.0%):
Banks (27.4%):
5,250,000	Australia & New Zealand Banking Group, Ltd., Regisetred Shares, 2.25%, 6/13/19	5,239,526
8,000,000	Australia & New Zealand Banking Group, Ltd., Registered Shares, 5.10%, 1/13/20	8,790,112

Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$15,000,000	Bank Nederlandse Gemeenten NV, Registered Shares, 1.88%, 6/11/19	$15,066,735
2,568,000	Commonwealth Bank of Australia NY, 2.30%, 9/6/19	2,561,916
12,000,000	Commonwealth Bank of Australia NY, Series G, 2.30%, 3/12/20^	11,878,573
8,265,000	Japan Bank for International Cooperation, Series DTC, 1.75%, 5/29/19	8,198,508
7,810,000	National Australia Bank Ltd., Registered Shares, 2.25%, 7/1/19^	7,794,177
3,000,000	Nordea Bank AB, Registered Shares, 4.88%, 1/27/20	3,268,944
2,000,000	Nordea Bank AB, Registered Shares, 2.50%, 9/17/20(a)	1,988,132
8,000,000	NRW.Bank, Series E, 2.00%, 9/23/19	8,011,064
15,000,000	Oesterreichische Kontrollbank AG, 1.38%, 2/10/20	14,701,380
6,000,000	Royal Bank of Canada, Series G, 2.15%, 3/15/19	6,015,732
9,000,000	Royal Bank of Canada, Series G, 2.15%, 3/6/20	8,911,620
5,630,000	Svenska Handelsbanken AB, 2.50%, 1/25/19	5,682,184
9,327,000	Svenska Handelsbanken AB, Series G, 2.40%, 10/1/20	9,257,720
5,000,000	Toronto-Dominion Bank (The), Series BKNT, 2.13%, 7/2/19	4,993,330
8,411,000	Toronto-Dominion Bank (The), 2.25%, 11/5/19	8,405,970
1,700,000	Toronto-Dominion Bank (The), Series G, 2.50%, 12/14/20	1,699,310
2,000,000	Westpac Banking Corp., 2.30%, 5/26/20	1,988,904
7,500,000	Westpac Banking Corp., 2.60%, 11/23/20^	7,529,280

		141,983,117

Diversified Financial Services (25.0%):
3,000,000	Asian Development Bank, Series G, 1.75%, 3/21/19	3,017,256
15,000,000	Council of Europe Development Bank, 1.75%, 11/14/19^	14,972,655
15,650,000	Dexia Credit Local SA NY, Registered Shares, 1.88%, 1/29/20	15,388,050
5,000,000	European Investment Bank, 1.75%, 6/17/19	5,013,330
10,000,000	European Investment Bank, 2.88%, 9/15/20	10,399,760
15,000,000	Japan Finance Organization for Municipalities, Registered Shares, 2.13%, 3/6/19	14,971,455
13,150,000	Kommunalbanken AS, Registered Shares, 1.50%, 10/22/19	12,985,296
15,000,000	Kommuninvest I Sverige AB, Registered Shares, 2.00%, 11/12/19	15,110,895
7,000,000	Municipality Finance plc, Registered Shares, 1.75%, 5/21/19	7,004,284
15,000,000	Nederlandse Waterschapsbank NV, Registed Shares, 1.75%, 9/5/19	14,951,550
6,903,000	Shell International Finance BV, 4.30%, 9/22/19	7,357,217
4,845,000	Shell International Finance BV, 4.38%, 3/25/20	5,203,680

Continued

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2015

Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Financial Services, continued
$2,700,000	Shell International Finance BV, 2.13%, 5/11/20	$2,656,163

		129,031,591

Oil, Gas & Consumable Fuels (2.9%):
15,000,000	Statoil ASA, 2.25%, 11/8/19	14,946,810

Sovereign Bonds (11.7%):
14,000,000	KFW, 1.88%, 4/1/19	14,099,568
16,000,000	Land Nordrhein-Westfalen, 1.63%, 1/22/20	15,789,536
15,150,000	Province of Manitoba Canada, 1.75%, 5/30/19^	15,061,070
14,000,000	Province of Ontario, 4.00%, 10/7/19	14,998,032

		59,948,206

Total Yankee Dollars (Cost $349,675,049)		345,909,724

U.S. Treasury Obligation (0.4%):
U.S. Treasury Notes (0.4%)
2,000,000	3.50%, 5/15/20	2,150,156

Total U.S. Treasury Obligation (Cost $2,150,775)		2,150,156

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (9.1%):
$47,133,630	AZL DFA Five-Year Global Fixed Income Fund Securities Lending Collateral Account(b)	$47,133,630

Total Securities Held as Collateral for Securities on Loan (Cost $47,133,630)		47,133,630

Unaffiliated Investment Company (0.8%):
4,239,490	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	4,239,490

Total Unaffiliated Investment Company (Cost $4,239,490)		4,239,490

Total Investment Securities (Cost $566,216,032)(d) — 108.6%		561,267,263
Net other assets (liabilities) — (8.6)%		(44,218,534)

Net Assets — 100.0%		$517,048,729

Percentages indicated are based on net assets as of December 31, 2015.

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $45,673,156.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(c)	The rate represents the effective yield at December 31, 2015.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	8.1%
Austria	2.6%
Canada	10.6%
Finland	1.2%
France	2.7%
Germany	6.8%
Japan	4.1%
Netherlands	8.1%
Norway	5.0%
SNAT	6.0%
Sweden	7.4%
United States	37.4%

100.0%

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$566,216,032

Investment securities, at value*	$561,267,263
Interest and dividends receivable	3,266,616
Receivable for capital shares issued	28,987

Total Assets	564,562,866

Liabilities:
Payable for collateral received on loaned securities	47,133,630
Manager fees payable	221,689
Administration fees payable	14,569
Distribution fees payable	110,844
Custodian fees payable	5,182
Administrative and compliance services fees payable	1,717
Trustee fees payable	1,262
Other accrued liabilities	25,244

Total Liabilities	47,514,137

Net Assets	$517,048,729

Net Assets Consist of:
Capital	$521,983,748
Accumulated net investment income/(loss)	3,717,925
Accumulated net realized gains/(losses) from investment transactions	(3,704,280)
Net unrealized appreciation/(depreciation) on investments	(4,948,664)

Net Assets	$517,048,729

Shares of beneficial interest (unlimited number of shares authorized, no par value)	52,162,436
Net Asset Value (offering and redemption price per share)	$9.91

*	Includes securities on loan of $45,673,156.

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Interest	$6,359,358
Dividends	3
Income from securities lending	28,315

Total Investment Income	6,387,676

Expenses:
Manager fees	2,252,773
Administration fees	117,453
Distribution fees	938,651
Custodian fees	12,709
Administrative and compliance services fees	5,148
Trustee fees	21,273
Professional fees	23,482
Shareholder reports	22,807
Other expenses	6,986

Total expenses before reductions	3,401,282
Less expenses voluntarily waived/reimbursed by the Manager	(375,458)

Net expenses	3,025,824

Net Investment Income/(Loss)	3,361,852

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(3,700,561)
Change in net unrealized appreciation/depreciation on investments	(4,948,664)

Net Realized/Unrealized Gains/(Losses) on Investments	(8,649,225)

Change in Net Assets Resulting From Operations	$(5,287,373)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

AZL DFA Five-Year Global Fixed Income Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,361,852
Net realized gains/(losses) on investment transactions	(3,700,561)
Change in unrealized appreciation/depreciation on investments	(4,948,664)

Change in net assets resulting from operations	(5,287,373)

Capital Transactions:
Proceeds from shares issued	625,605,065
Value of shares redeemed	(103,268,963)

Change in net assets resulting from capital transactions	522,336,102

Change in net assets	517,048,729
Net Assets:
Beginning of period	—

End of period	$517,048,729

Accumulated net investment income/(loss)	$3,717,925

Share Transactions:
Shares issued	62,564,793
Shares redeemed	(10,402,357)

Change in shares	52,162,436

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(0.15)

Total from Investment Activities	(0.09)

Net Asset Value, End of Period	$9.91

Total Return(b)	(0.90	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$517,049
Net Investment Income/(Loss)(d)	0.90%
Expenses Before Reductions(d)(e)	0.91%
Expenses Net of Reductions(d)	0.81%
Portfolio Turnover Rate	127	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the

9

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2015

previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24.5 million for the period ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,844 during the period ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

10

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2015

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $3,057 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Corporate Bonds+	$—	$155,826,372	$155,826,372
Foreign Bond+	—	6,007,891	6,007,891
Securities Held as Collateral for Securities on Loan	—	47,133,630	47,133,630
U.S. Treasury Obligation	—	2,150,156	2,150,156
Yankee Dollars+	—	345,909,724	345,909,724
Unaffiliated Investment Company	4,239,490	—	4,239,490

Total Investment Securities	$4,239,490	$557,027,773	$561,267,263

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Five-Year Global Fixed Income Fund	$1,216,021,106	$695,734,212

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL DFA Five-Year Global Fixed Income Fund	$619,679,800	$372,165,007

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $566,216,032. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,608
Unrealized depreciation	(4,962,377)

Net unrealized appreciation/(depreciation)	$(4,948,769)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Capital loss carryforwards not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Five-Year Global Fixed Income Fund	$3,704,280	$—	$3,704,280

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Five-Year Global Fixed Income Fund	$3,717,925	$—	$(3,704,280)	$(4,948,664)	$(4,935,019)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Five-Year Global Fixed Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Five-Year Global Fixed Income Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

17

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 23

Statement of Operations Page 23

Statements of Changes in Net Assets Page 24

Financial Highlights Page 25

Notes to the Financial Statements Page 26

Report of Independent Registered Public Accounting Firm Page 31

Other Information Page 32

Approval of Investment Advisory and Subadvisory Agreements Page 33

Information about the Board of Trustees and Officers Page 36

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 to the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® DFA International Core Equity Fund returned -9.70%. That compared to a -10.24% and -11.52% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1.

International equities faced significant headwinds from the period of inception through the end of the year. Low commodity prices, geopolitical turmoil and a slowdown in emerging markets such as China caused ripple effects throughout the global economy. Uncertainty around U.S. central bank policy gave investors pause.

While global equities saw modest gains early in the period, they largely lost ground during the final six months of 2015. In that environment, however, developed markets fared better than emerging markets. Within the global equity universe, small-cap stocks outperformed large caps, while growth stocks outperformed value stocks.

The Fund outperformed both its benchmarks for the period since inception through year-end. A greater exposure to small-cap stocks was the primary driver of the Fund’s outperformance, as both the MSCI World Ex-USA Index and the MSCI EAFE are primarily large- to mid-cap indexes. A greater allocation to consumer discretionary stocks, which outperformed during the period, also helped the Fund’s performance relative to its benchmarks.*

The Fund’s overweight position among value stocks relative to the benchmark dragged on relative returns, as value stocks generally underperformed. To a lesser extent, the Fund’s lesser allocation to consumer staples stocks detracted from relative performance, as this sector outperformed during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® DFA International Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

	6 Month	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	-7.00%	-9.70%
MSCI EAFE Index (gross of withholding taxes)	-5.92%	-10.24%
MSCI EAFE Index (net of withholding taxes)	-6.01%	-10.47%
MSCI World Ex-USA Index (gross of withholding taxes)	-6.96%	-11.52%
MSCI World Ex-USA Index (net of withholding taxes)	-7.07%	-11.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.35%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors

2

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA International Core Equity Fund	$1,000.00	$930.00	$8.56	1.20%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA International Core Equity Fund	$1,000.00	$1,028.08	$8.99	1.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	21.5%
Industrials	18.6
Consumer Discretionary	17.8
Materials	10.8
Consumer Staples	8.7
Health Care	6.2
Information Technology	5.7
Energy	4.3
Telecommunication Services	3.8
Utilities	2.6

Total Common Stocks and Preferred Stocks	100.0
Right	— ^
Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.4
Net other assets (liabilities)	(0.4)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (1.1%):
42,107	BAE Systems plc	$309,855
6,994	CAE, Inc.	77,599
59,643	Cobham plc	247,541
504	Elbit Systems, Ltd.	44,365
3,429	European Aeronautic Defence & Space Co. NV	230,204
7,205	Finmeccanica SpA*	99,578
26,648	Meggitt plc	146,963
1,077	MTU Aero Engines AG	104,972
12,760	QinetiQ Group plc	50,721
17,470	Rolls-Royce Holdings plc	147,853
2,744	Saab AB	84,314
1,274	Safran SA	87,240
21,867	Senior plc	73,975
17,700	Singapore Technologies Engineering, Ltd.	37,389
1,426	Thales SA	106,838
2,264	Ultra Electronics Holdings plc	65,831
5,412	Zodiac Aerospace	128,979

		2,044,217

Air Freight & Logistics (0.4%):
9,986	Bollore, Inc.	46,533
1,363	BPOST SA	33,405
7,375	Deutsche Post AG	207,663
3,829	Mainfreight, Ltd.	40,178
1,146	Oesterreichische Post AG	41,776
354	Panalpina Welttransport Holdings	39,329
15,641	PostNL NV*	59,131
22,984	Royal Mail plc	149,540
33,900	Singapore Post, Ltd.	39,191
2,700	Yamato Holdings Co., Ltd.	57,232

		713,978

Airlines (0.3%):
4,229	Air France-KLM*	32,184
26,921	Air New Zealand, Ltd.	54,341
40,000	Cathay Pacific Airways, Ltd.	68,883
4,597	Deutsche Lufthansa AG, Registered Shares*	72,585
2,130	easyJet plc	54,515
13,156	International Consolidated Airlines Group SA	117,399
28,692	Qantas Airways, Ltd.	85,063
6,500	Singapore Airlines, Ltd.	51,175

		536,145

Auto Components (2.6%):
6,300	Aisin Sieki Co., Ltd.	270,906
167	Autoneum Holding AG	33,410
910	Brembo SpA	43,926
4,500	Bridgestone Corp.	154,108
10,000	Calsonic Kansei Corp.	88,219
2,467	CIE Automotive SA	41,294
6,152	Compagnie Generale des Establissements Michelin SCA, Class B	584,039
485	Continental AG	117,700
4,100	Denso Corp.	195,510
1,800	Eagle Industry Co., Ltd.	32,841
1,724	ElringKlinger AG	43,927

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
1,700	Exedy Corp.	$41,072
2,283	Faurecia	91,452
70,607	GKN plc	320,504
874	Grammer AG	25,629
2,500	Keihin Corp.	43,787
1,600	Koito Manufacturing Co., Ltd.	65,455
11,000	KYB Co., Ltd.	33,248
1,768	Leoni AG	69,457
919	Linamar Corp.	49,640
2,972	Magna International, Inc., ADR	120,544
2,966	Martinrea International, Inc.	22,532
2,000	Mitsuba Corp.	30,901
517	Montupet SA	40,049
35,000	Nexteer Automotive Group, Ltd.	38,711
2,300	NGK Spark Plug Co., Ltd.	60,596
7,300	NHK SPRING Co., Ltd.	73,130
1,800	Nifco, Inc./Japan	83,216
2,500	Nissin Kogyo Co., Ltd.	36,259
1,400	NOK Corp.	32,727
7,019	Nokian Renkaat OYJ	249,282
2,024	Plastic Omnium SA	64,113
2,184	Saf-Holland SA	29,585
8,000	Sanden Holdings Corp.	25,422
2,500	Stanley Electric Co., Ltd.	55,073
17,200	Sumitomo Electric Industries, Ltd.	242,385
5,700	Sumitomo Rubber Industries, Ltd.	74,106
2,500	Tokai Rika Co., Ltd.	61,523
2,500	Topre Corp.	57,362
4,600	Toyo Tire & Rubber Co., Ltd.	90,719
3,200	Toyoda Gosei Co., Ltd.	72,682
3,500	Toyota Boshoku Corp.	70,300
1,500	TPR Co., Ltd.	42,188
2,400	TS Tech Co., Ltd.	62,061
2,000	Unipres Corp.	45,140
767	Valeo SA	118,397
82,000	Xinyi Glass Holdings, Ltd.	47,969
6,500	Yokohama Rubber Co., Ltd. (The)	99,608

		4,392,704

Automobiles (3.9%):
5,703	Bayerische Motoren Werke AG (BMW)	600,550
6,300	Daihatsu Motor Co., Ltd.	84,874
13,547	Daimler AG	1,130,617
2,700	Fuji Heavy Industries, Ltd.	111,006
21,900	Honda Motor Co., Ltd.	701,797
8,600	Isuzu Motors, Ltd.	92,559
17,300	Mazda Motor Corp.	355,937
20,100	Mitsubishi Motors Corp.	169,959
39,800	Nissan Motor Co., Ltd.	416,872
2,900	Nissan Shatai Co., Ltd.	31,162
10,721	PSA Peugeot Citroen SA*	187,955
2,159	Renault SA	216,399
5,000	Suzuki Motor Corp.	151,811
36,500	Toyota Motor Corp.	2,240,652
557	Volkswagen AG	85,805

Continued

4

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
3,300	Yamaha Motor Co., Ltd.	$73,958

		6,651,913

Banks (9.9%):
14,000	77th Bank	75,269
12,000	Aomori Bank, Ltd. (The)	38,382
12,000	Aozora Bank, Ltd.	41,852
21,973	Australia & New Zealand Banking Group, Ltd.	443,317
12,000	Awa Bank, Ltd. (The)	69,770
23,992	Banca Popolare dell’Emilia Romarna	182,375
205,446	Banca Popolare di Milano SCARL(BPML)	202,341
22,808	Banca Popolare di Sondrio SCARL	102,129
44,632	Banco Bilbao Vizcaya Argentaria SA	325,438
59,316	Banco de Sabadell SA	105,045
12,627	Banco Popolare SC*	173,124
23,552	Banco Popular Espanol SA	77,545
105,505	Banco Santander SA	517,909
15,108	Bank Hapoalim BM	78,048
18,886	Bank Leumi Le-Israel Corp.*	65,528
23,843	Bank of East Asia, Ltd. (The)	88,276
1,217	Bank of Georgia Holdings	34,095
426,400	Bank of Ireland*	156,254
900	Bank of Iwate, Ltd. (The)	37,418
6,000	Bank of Kyoto, Ltd. (The)	55,587
5,014	Bank of Montreal	282,890
9,000	Bank of Nagoya, Ltd. (The)	32,951
9,926	Bank of Nova Scotia	401,407
1,100	Bank of Okinawa, Ltd. (The)	42,326
11,648	Bank of Queensland, Ltd.	117,322
15,000	Bank of Yokohama, Ltd. (The)	91,825
26,561	Bankia SA	30,885
20,189	Bankinter SA	143,088
145	Banque Cantonale Vaudoise, Registered Shares	91,627
19,002	Barclays plc, ADR	246,266
14,940	Bendigo & Adelaide Bank, Ltd.	129,070
206	Berner Kantonalbank AG	39,296
10,658	BNP Paribas SA	603,203
51,542	BOC Hong Kong Holdings, Ltd.	156,398
1,553	Canadian Imperial Bank of Commerce	102,296
2,853	Canadian Western Bank	48,213
11,000	Chiba Bank, Ltd. (The)	77,999
5,500	Chugoku Bank, Ltd. (The)	73,321
25,000	Chuo Mitsui Trust Holdings, Inc.	94,395
13,092	Commerzbank AG*	135,530
8,865	Commonwealth Bank of Australia	547,537
7,683	Credit Agricole SA	90,499
4,185	Credito Emiliano SpA	31,080
55,201	Credito Valtellinese SC*	65,208
23,810	Criteria Caixacorp SA	82,816
19,600	Dah Sing Banking Group, Ltd.	34,496
6,800	Dah Sing Financial Holdings, Ltd.	33,757
17,000	Daishi Bank, Ltd. (The)	74,997
4,394	Danske Bank A/S	117,410
6,700	DBS Group Holdings, Ltd.	78,473
3,214	DnB NOR ASA	39,568

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,122	Erste Group Bank AG*	$97,559
2,598	First International Bank of Israel	30,665
13,000	Fukuoka Financial Group, Inc.	64,486
15,000	Gunma Bank, Ltd. (The)	87,216
8,000	Hachijuni Bank, Ltd. (The)	49,100
2,805	Hang Seng Bank, Ltd.	53,126
18,000	Hiroshima Bank, Ltd. (The)	102,229
15,000	Hokkoku Bank, Ltd. (The)	49,792
43,000	Hokuhoku Financial Group, Inc.	87,617
8,607	HSBC Holdings plc, ADR	339,718
13,000	Hyakugo Bank, Ltd. (The)	63,081
13,000	Hyakujushi Bank, Ltd. (The)	48,290
31,687	ING Groep NV	426,482
72,699	Intesa Sanpaolo SpA	242,243
33,767	Isreal Discount Bank*	61,218
3,400	Iyo Bank, Ltd. (The)	33,010
11,000	Joyo Bank, Ltd. (The)	51,999
17,000	Juroku Bank, Ltd. (The)	67,156
2,247	Jyske Bank A/S*	101,596
3,747	KBC Groep NV	234,252
13,000	Keiyo Bank, Ltd. (The)	61,642
3,500	Kiyo Bank, Ltd. (The)	50,601
9,990	Kyushu Financial Group, Inc.*	69,816
836	Laurentian Bank of Canada	29,186
96,927	Lloyds TSB Group plc, ADR	422,602
95	Luzerner Kantonalbank AG	35,757
130,900	Mitsubishi UFJ Financial Group, Inc.	810,226
8,000	Miyazaki Bank, Ltd. (The)	25,583
3,289	Mizrahi Tefahot Bank, Ltd.	39,282
305,700	Mizuho Financial Group, Inc.	610,325
1,700	Musashino Bank, Ltd. (The)	61,919
13,000	Nanto Bank, Ltd. (The)	40,753
20,187	National Australia Bank, Ltd.	439,956
4,237	National Bank of Canada	123,450
12,974	Natixis	73,325
25,000	Nishi-Nippon City Bank, Ltd. (The)	65,749
24,822	Nordea Bank AB	271,037
16,100	North Pacific Bank, Ltd.	55,526
15,000	Ogaki Kyoritsu Bank, Ltd. (The)	60,519
19,052	Oversea-Chinese Banking Corp., Ltd.	117,801
2,199	Raiffeisen International Bank-Holding AG*^	32,169
29,500	Resona Holdings, Inc.	143,207
169	Ringkjoebing Landbobank A/S	36,841
8,062	Royal Bank of Canada	431,963
6,584	Royal Bank of Scotland, ADR*	58,400
10,200	Senshu Ikeda Holdings, Inc.	42,136
7,100	Seven Bank, Ltd.	31,082
13,000	Shiga Bank, Ltd. (The)	65,048
25,000	Shinsei Bank, Ltd.	45,995
10,000	Shizuoka Bank, Ltd. (The)	96,942
17,110	Skandinaviska Enskilda Banken AB, Class A	179,017
7,945	Societe Generale	366,433
4,365	Spar Nord Bank A/S	38,487
121	St. Galler Kantonalbank AG	43,472

Continued

5

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
16,538	Standard Chartered plc	$137,185
13,500	Sumitomo Mitsui Financial Group, Inc.	509,315
11,115	Svenska Handelsbanken AB, A Shares	146,819
6,472	Swedbank AB, A Shares	142,238
3,167	Sydbank A/S	101,497
12,000	Toho Bank, Ltd. (The)	42,873
7,500	Tomony Holdings, Inc.	28,479
10,079	Toronto-Dominion Bank (The)	394,794
31,027	UBI Banca – Unione di Banche Italiane SCPA	206,037
32,600	UniCredit SpA	179,535
8,100	United Overseas Bank, Ltd.	111,557
404	Valiant Holding AG	47,449
10,534	Westpac Banking Corp.	255,269
8,000	Yamagata Bank, Ltd. (The)	31,119
9,000	Yamaguchi Financial Group, Inc.	106,662
9,000	Yamanashi Chuo Bank, Ltd. (The)	45,854
8	Zuger Kantonalbank AG	37,380

		16,896,995

Beverages (1.5%):
6,139	A.G. Barr plc	48,223
3,231	Anheuser-Busch InBev NV	399,055
2,300	Asahi Breweries, Ltd.	71,912
8,796	Britvic plc	94,154
8,711	C&C Group plc	35,273
1,347	Carlsberg A/S, Class B	119,115
5,367	Coca-Cola Amatil, Ltd.	36,162
2,600	Coca-Cola East Japan Co., Ltd.	41,807
7,048	Coca-Cola HBC AG	150,250
2,500	Coca-Cola West Co., Ltd.	50,541
2,046	Cott Corp.	22,538
4,973	Davide Campari – Milano SpA	42,814
4,154	Diageo plc, ADR	453,077
1,553	Heineken NV	132,528
2,200	ITO EN, Ltd.	56,568
10,600	Kirin Holdings Co., Ltd.	143,452
495	Pernod Ricard SA	56,269
1,755	Royal Unibrew A/S	71,188
3,597	SABMiller plc	215,429
20,000	Sapporo Breweries, Ltd.	87,689
1,000	Suntory Beverage & Food, Ltd.	43,850
5,700	Takara Holdings, Inc.	43,309
24,033	Treasury Wine Estates, Ltd.	144,234

		2,559,437

Biotechnology (0.3%):
836	Actelion, Ltd., Registered Shares	115,067
831	Bavarian Nordic A/S*	42,962
1,882	CSL, Ltd.	143,450
495	Genmab A/S*	64,919
1,727	Genus plc	39,467
1,261	Grifols SA	58,043
1,934	Sirtex Medical, Ltd.	56,092

		520,000

Shares		Fair Value
Common Stocks, continued
Building Products (1.1%):
1,800	AICA Kogyo Co., Ltd.	$35,294
22,000	Asahi Glass Co., Ltd.	125,468
3,786	Assa Abloy AB, Class B	79,351
15	Belimo Holding AG, Registered Shares	36,668
11,000	Central Glass Co., Ltd.	50,437
15,449	Compagnie de Saint-Gobain SA	664,504
1,500	Daikin Industries, Ltd.	109,180
371	Geberit AG, Registered Shares	124,823
8,263	Kingspan Group plc	217,486
4,500	Lixil Group Corp.	99,885
1,573	Nibe Industrier AB^	52,849
276	Rockwool International A/S	38,852
11,100	Sanwa Holdings Corp.	87,960
44	Schweiter Technologies AG	37,178
3,000	Takara Standard Co., Ltd.	22,850
2,500	TOTO, Ltd.	87,664
2,051	Uponor OYJ	30,161

		1,900,610

Capital Markets (2.4%):
7,367	Aberdeen Asset Management plc	31,380
11,432	Ashmore Group plc	43,162
851	Avanza Bank Holding AB	36,963
3,389	Azimut Holding SpA	83,654
1,975	Banca Generali SpA	62,285
7,356	BHF Kleinwort Benson Group SA*	45,669
16,820	Brewin Dolphin Holdings plc	76,854
2,455	CI Financial Corp.	54,300
5,744	Close Brothers Group plc	113,008
12,696	Credit Suisse Group AG	274,485
15,000	Daiwa Securities Group, Inc.	91,722
6,978	Deutsche Bank AG, Registered Shares	168,518
4,489	Deutsche Bank AG, Registered Shares	110,164
2,513	EFG International AG	26,404
7,427	GAM Holding AG	123,358
4,000	Guoco Group, Ltd.	43,727
5,422	Hargreaves Lansdown plc	120,037
30,449	Henderson Group plc	137,623
25,228	ICAP plc	189,359
1,056	IGM Financial, Inc.	26,974
18,343	Investec plc	129,430
4,534	IOOF Holdings, Ltd.	31,220
3,026	Julius Baer Group, Ltd.	145,121
11,382	Jupiter Fund Management plc	75,244
186,000	Kingston Financial Group, Ltd.*	78,368
3,369	Macquarie Group, Ltd.	201,265
2,210	Magellan Financial Group, Ltd.	43,342
63,933	Man Group plc	163,966
21,715	Mediobanca SpA	208,171
25,400	Nomura Holdings, Inc.	141,182
172	Partners Group Holding AG	61,773
1,109	Perpetual, Ltd.	37,386
5,913	Platinum Asset Management, Ltd.	34,521
9,785	Ratos AB, B Shares	56,463
8,000	SBI Holdings, Inc.	86,368

Continued

6

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
983	Schroders plc	$42,805
7,500	Tokai Tokyo Financial Holdings, Inc.	45,564
14,284	Tullett Prebon plc	78,187
21,887	UBS Group AG	421,317
3,019	UBS Group AG	58,478
1,234	Vontobel Holding AG	58,324

		4,058,141

Chemicals (4.9%):
3,000	Adeka Corp.	42,761
705	Agrium, Inc.	62,985
2,015	Air Liquide SA	226,281
8,000	Air Water, Inc.	128,369
4,647	AkzoNobel NV	310,347
2,506	Arkema, Inc.	175,250
19,000	Asahi Kasei Corp.	128,608
6,435	BASF SE	491,886
1,529	Christian Hansen Holding A/S	95,653
15,093	Clariant AG	285,460
2,347	Corbion NV	56,808
2,901	Croda International plc	129,285
7,400	Daicel Chemical Industries, Ltd.	110,133
41,000	Dainippon Ink & Chemicals, Inc.	110,956
21,000	Denka Co., Ltd.	93,004
11,715	DuluxGroup, Ltd.	56,366
88	EMS-Chemie Holding AG	38,544
8,260	Essentra plc	100,299
905	Frutarom Industries, Ltd.	48,558
1,212	Fuchs Petrolub SE	57,257
78	Givaudan SA, Registered Shares	140,391
4,570	Hexpol AB	49,023
2,000	Hitachi Chemical Co., Ltd.	31,695
53,574	Incitec Pivot, Ltd.	153,145
5,044	Israel Chemicals, Ltd.	20,457
2,505	Johnson Matthey plc	97,260
3,100	JSR Corp.	48,389
6,047	K+S AG, Registered Shares	157,200
12,000	Kaneka Corp.	124,788
2,000	Kansai Paint Co., Ltd.	30,241
5,351	Kemira OYJ	63,023
1,998	Koninklijke DSM NV	99,971
1,518	Koninklijke Ten Cate NV	39,513
5,700	Kuraray Co., Ltd.	68,934
3,857	Lanxess AG	177,558
1,595	Linde AG	231,488
1,700	Lintec Corp.	35,727
1,559	Methanex Corp.	51,463
49,400	Mitsubishi Chemical Holdings Corp.	313,244
15,000	Mitsubishi Gas Chemical Co., Inc.	76,648
34,000	Mitsui Chemicals, Inc.	150,823
3,600	Nihon Parkerizing Co., Ltd.	36,675
8,000	Nippon Kayaku Co., Ltd.	84,040
1,200	Nippon Shokubai Co., Ltd.	83,400
8,000	Nippon Soda Co., Ltd.	47,528
2,300	Nissan Chemical Industries, Ltd.	52,229

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
2,100	Nitto Denko Corp.	$153,203
7,000	NOF Corp.	53,752
3,112	Novozymes A/S, B Shares	149,043
7,758	Nufarm, Ltd./Australia	46,976
13,729	Orica, Ltd.	153,533
4,755	Potash Corp. of Saskatchewan, Inc.	81,405
2,500	Shin-Etsu Chemical Co., Ltd.	135,807
60,000	Showa Denko K.K.	70,165
1,083	Solvay SA	115,073
11,000	Sumitomo Bakelite Co., Ltd.	45,798
68,000	Sumitomo Chemical Co., Ltd.	390,317
1,299	Symrise AG	86,159
1,106	Syngenta AG, Registered Shares	434,240
16,458	Synthomer plc	76,642
2,900	Taiyo Nippon Sanso Corp.	26,199
48,000	Teijin, Ltd.	163,515
1,223	Tessenderlo Chemie NV*	36,431
6,500	Toagosei Co., Ltd.	55,676
12,000	Tokai Carbon Co., Ltd.	33,679
11,000	Toray Industries, Inc.	102,098
27,000	Tosoh Corp.	138,673
11,000	Toyo Ink SC Holdings Co., Ltd.	44,950
46,000	Toyobo Co., Ltd.	64,343
52,000	Ube Industries, Ltd.	109,760
3,768	Umicore	157,487
3,818	Victrex plc	100,743
597	Wacker Chemie AG	49,934
678	Yara International ASA	29,212
10,000	Zeon Corp.	80,078

		8,398,554

Commercial Services & Supplies (1.7%):
9,046	Aggreko plc	121,659
8,204	Babcock International Group plc.	122,150
9,741	Berendsen plc	154,027
2,530	Bilfinger SE	119,265
1,670	Black Diamond Group, Ltd.	8,763
14,490	Brambles, Ltd.	121,220
3,615	Caverion Corp.	35,326
10,000	Dai Nippon Printing Co., Ltd.	98,875
4,203	De La Rue plc	27,431
81	dorma+kaba Holding AG	54,975
19,612	Downer EDI, Ltd.	50,980
4,009	Edenred	75,523
54,731	G4S plc	181,757
1,369	Gategroup Holding AG	60,222
14,558	HomeServe plc	88,673
2,747	Intrum Justitia AB	93,515
3,900	Kokuyo Co., Ltd.	42,091
2,256	Lassila & Tikanoja OYJ	44,372
3,541	Loomis AB	110,292
5,449	Mears Group plc	37,580
7,616	Mineral Resources, Ltd.	22,004
15,147	Mitie Group plc	69,361
2,100	Nissha Printing	40,914

Continued

7

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,100	Park24 Co., Ltd.	$50,962
2,696	PayPoint plc	36,611
1,400	Pilot Corp.	57,277
4,268	Progressive Waste Solutions, Ltd.	100,512
7,569	Prosegur Compania de Seguridad SA	34,941
34,804	Regus plc	169,954
58,477	Rentokil Initial plc	137,083
9,539	RPS Group plc	33,298
1,000	SECOM Co., Ltd.	67,678
9,943	Securitas AB, B Shares	151,560
22,019	Shanks Group plc	31,157
468	Societe BIC SA	76,995
2,900	Toppan Forms Co., Ltd.	34,473
10,000	Toppan Printing Co., Ltd.	92,091
3,070	Transcontinental, Inc.	38,300
71,156	Transpacific Industries Group	40,661

		2,934,528

Communications Equipment (0.3%):
2,052	Ascom Holding AG	32,655
4,000	Hitachi Kokusai Electric, Inc.	54,310
3,860	Mitel Networks Corp.*	29,770
21,948	Nokia OYJ	156,227
26,263	Spirent Communications plc	27,667
17,805	Telefonaktiebolaget LM Ericsson, B Shares	172,591
3,500	VTech Holdings, Ltd.	36,158

		509,378

Construction & Engineering (2.0%):
1,813	ACS, Actividades de Construccion y Servicios SA	52,812
3,353	Aecon Group, Inc.	37,299
3,006	Arcadis NV	60,370
4,202	Astaldi SpA^	25,403
838	Badger Daylighting, Ltd.	14,791
30,922	Balfour Beatty plc*	122,540
4,715	Bouygues SA	186,853
7,304	Carillion plc^	32,418
337	CIE d’Entreprises CFE SA	39,900
2,966	Cimic Group, Ltd.	52,046
3,800	ComSys Holdings Corp.	53,381
2,232	Eiffage SA	143,922
2,063	Ferrovial SA	46,554
2,220	FLSmidth & Co. A/S^	76,912
3,001	Fomento de Construcciones y Contratas SA*^	22,732
3,623	Galliford Try plc	81,399
9,600	Hazama Ando Corp.	51,667
1,132	Hochtief AG	104,967
706	Implenia AG	35,821
4,047	Interserve plc	30,989
5,000	JGC Corp.	76,520
11,000	Kajima Corp.	65,464
6,000	Kandenko Co., Ltd.	40,279
3,320	Keller Group plc	40,696
6,038	Kier Group plc	123,660
6,000	Kinden Corp.	76,509
13,092	Koninklijke BAM Groep NV*	72,740

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
1,313	Koninklijke Boskalis Westminster NV	$53,481
13,000	Kumagai Gumi Co., Ltd.	37,409
3,300	Kyowa Exeo Corp.	33,797
5,000	Maeda Corp.	33,722
3,000	Maeda Road Construction Co., Ltd.	50,160
3,300	Mirait Holdings Corp.	27,227
5,275	Monadelphous Group, Ltd.	25,013
2,759	NCC AB	85,367
3,000	Nippo Corp.	48,738
15,000	Nishimatsu Construction Co., Ltd.	56,866
9,000	Obayashi Corp.	83,043
4,863	Obrascon Huarte Lain SA	27,662
10,000	Okumura Corp.	56,187
5,593	Outotec OYJ^	20,378
9,343	Peab AB	71,598
9,700	Penta-Ocean Construction Co., Ltd.	40,521
8,293	Sacyr SA	16,211
12,041	Salini Impregilo SpA	51,858
8,000	Shimizu Corp.	65,196
4,999	Skanska AB, Class B	96,529
5,048	SNC-Lavalin Group, Inc.	150,036
25,700	Sumitomo Mitsui Construction	24,139
8,000	TAISEI Corp.	52,712
11,000	Toda Corp.	58,621
7,100	United Engineers, Ltd.	9,951
3,316	Vinci SA	212,623
2,228	WSP Global, Inc.	68,458
5,431	YIT OYJ	30,577

		3,356,724

Construction Materials (0.9%):
20,647	Adelaide Brighton, Ltd.	70,938
25,027	Boral, Ltd.	107,033
3,157	Brickworks, Ltd.	36,089
4,153	Buzzi Unicem SpA	73,887
6,949	CRH plc, ADR	200,270
22,791	CSR, Ltd.	47,596
12,804	Fletcher Building, Ltd.	64,001
1,996	HeidelbergCement AG	162,815
6,065	Holcim, Ltd., Registered Shares	303,994
1,121	Imerys SA	78,189
9,660	Italcementi SpA	107,540
7,436	James Hardie Industries SE	93,780
20,000	Sumitomo Osaka Cement Co., Ltd.	73,494
40,000	Taiheiyo Cement Corp.	116,639
767	Vicat	46,121

		1,582,386

Consumer Finance (0.1%):
2,700	Hitachi Capital Corp.	72,537
38,000	Sun Hung Kai Properties, Ltd.	24,847

		97,384

Containers & Packaging (0.8%):
11,159	Amcor, Ltd.	108,537
5,621	BillerudKorsnas AB	103,981

Continued

8

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
356	CCL Industries, Inc.	$57,735
42,670	DS Smith plc	248,891
1,400	FP Corp.	50,623
1,100	Fuji Seal International, Inc.	33,108
2,623	Huhtamaki OYJ	94,711
2,589	Intertape Polymer Group, Inc.	34,975
314	Mayr Melnhof Karton AG	39,069
11,000	Rengo Co., Ltd.	47,051
12,016	RPC Group plc	147,368
10,558	Smurfit Kappa Group plc	269,416
5,600	Toyo Seikan Kaisha, Ltd.	103,600
120	Vidrala SA	6,074

		1,345,139

Distributors (0.1%):
2,000	Canon Marketing Japan, Inc.	31,170
1,179	D’ieteren SA/NV	43,993
8,231	Inchcape plc	94,623
370	Uni-Select, Inc.	18,322

		188,108

Diversified Consumer Services (0.1%):
2,500	Benesse Holdings, Inc.	71,995
1,861	Dignity plc	69,738
3,169	EnerCare, Inc.	36,557
3,457	InvoCare, Ltd.	30,084
13,423	Slater & Gordon, Ltd.	8,021

		216,395

Diversified Financial Services (0.8%):
1,242	Ackermans & Van Haaren NV	182,417
1,083	ASX, Ltd.	33,217
2,585	Bolsas y Mercados Espanoles	87,004
2,300	Century Tokyo Leasing Corp.	81,977
10,311	Challenger, Ltd.	64,984
1,634	Deutsche Boerse AG	144,533
122,000	First Pacific Co., Ltd.	80,813
4,909	Hong Kong Exchanges & Clearing, Ltd.	124,748
16,331	IG Group Holdings plc	192,256
5,400	Japan Exchange Group, Inc.	84,348
3,928	London Stock Exchange Group plc	158,714
772	Onex Corp.	47,330
9,000	Singapore Exchange, Ltd.	48,708
1,125	TMX Group, Ltd.	29,103

		1,360,152

Diversified Telecommunication Services (2.6%):
974	BCE, Inc.	37,616
5,708	Belgacom SA	185,158
20,307	Bezeq Israeli Telecommunication Corp., Ltd. (The)	44,702
29,763	BT Group plc	205,668
174,601	Cable & Wireless Communications plc	189,598
18,127	Chorus, Ltd.*	48,274
94,000	CITIC Telecom International Holdings, Ltd.	35,793
21,752	Deutsche Telekom AG, Registered Shares	393,523
4,973	Elisa OYJ	187,000
31,120	France Telecom SA	522,009

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
88,000	Hutchison Telecommunications Holdings, Ltd.	$30,440
271	Iliad SA	64,646
16,506	Inmarsat plc	274,976
25,274	KCOM Group plc	43,008
53,529	Koninklijke (Royal) KPN NV	202,100
4,648	M2 Group, Ltd.	38,445
1,947	Manitoba Telecom Services, Inc.	41,895
3,000	Nippon Telegraph & Telephone Corp.	119,120
275,553	PCCW, Ltd.	161,427
37,800	Singapore Telecommunications, Ltd.	97,322
230	Swisscom AG, Registered Shares	114,417
18,712	Talktalk Telecom Group plc	59,619
28,144	TDC A/S	139,638
61,847	Telecom Corp. of New Zealand, Ltd.	139,345
348,838	Telecom Italia SpA*	439,622
8,067	Telefonica Deutschland Holding AG	43,061
19,104	Telefonica SA	210,835
3,069	Telenor ASA	51,074
43,030	TeliaSonera AB	214,127
17,092	Telstra Corp., Ltd.	69,333
5,536	TPG Telecom, Ltd.	39,567

		4,443,358

Electric Utilities (1.3%):
1,357	Acciona SA	115,448
30,714	AusNet Services	32,988
4,909	Cheung Kong Infrastructure Holdings, Ltd.	45,252
4,700	Chubu Electric Power Co., Inc.	64,297
2,800	Chugoku Electric Power Co., Inc. (The)	36,858
8,064	CLP Holdings, Ltd.	68,386
16,344	Contact Energy, Ltd.	52,849
3,575	Electricite de France	52,511
1,039	Elia System Operator SA/NV	48,313
25,102	Enel SpA	104,981
1,542	Fortis, Inc.	41,696
4,466	Fortum OYJ	66,936
53,000	HK Electric Investments, Ltd. (b)	44,401
4,200	Hokkaido Electric Power Co., Inc.*	43,033
3,200	Hokuriku Electric Power Co.	47,270
5,961	Hongkong Electric Holdings, Ltd.	54,730
92,432	Iberdrola SA	655,190
17,287	Infratil, Ltd.	38,579
5,100	Kansai Electric Power Co., Inc. (The)*	61,030
3,800	Kyushu Electric Power Co., Inc.*	41,528
1,090	Red Electrica Corporacion SA	90,839
7,181	Scottish & Southern Energy plc	160,778
3,300	Shikoku Electric Power Co., Inc.	51,505
45,352	Spark Infrastructure Group	63,110
7,844	Terna SpA	40,410
3,400	Tohoku Electric Power Co., Inc.	42,509
10,200	Tokyo Electric Power Co., Inc. (The)*	58,674

		2,224,101

Electrical Equipment (1.5%):
35,816	ABB, Ltd.	635,926
22,000	Fuji Electric Holdings Co., Ltd.	92,266

Continued

9

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
34,000	Furukawa Electric Co., Ltd. (The)	$72,005
11,535	Gamesa Corporacion Tecnologica SA	197,809
18,000	GS Yuasa Corp.	66,802
784	Huber & Suhner AG	36,142
19,000	Johnson Electric Holdings, Ltd.	65,053
2,352	Legrand SA	132,731
13,000	Mitsubishi Electric Corp.	136,316
1,508	Nexans SA*	55,057
1,000	Nidec Corp.	72,391
2,914	OSRAM Licht AG	122,598
7,024	Prysmian SpA	153,621
1,104	Saft Groupe SA	33,637
4,489	Schneider Electric SA	255,550
2,158	TKH Group NV	87,696
3,600	Ushio, Inc.	49,660
3,491	Vestas Wind Systems A/S	243,776

		2,509,036

Electronic Equipment, Instruments & Components (1.6%):
1,900	ALPS Electric Co., Ltd.	51,392
2,900	Amano Corp.	39,279
5,400	Anritsu Corp.	35,454
2,100	Azbil Corp.	53,788
564	Barco NV	37,738
393	Celestica, Inc.*	4,346
9,300	Citizen Holdings Co., Ltd.	66,806
28,281	Electrocomponents plc	98,901
100,000	FIH Mobile, Ltd.	38,117
17,236	Halma plc	218,422
1,951	Hexagon AB, B Shares	72,330
2,400	Hitachi High-Technologies Corp.	64,865
80,000	Hitachi, Ltd.	452,671
1,600	Horiba, Ltd.	61,771
4,900	IBIDEN Co., Ltd.	70,180
929	Ingenico Group	117,410
1,000	Japan Aviation Electronics Industry, Ltd.	14,375
100	Keyence Corp.	54,891
2,000	Kyocera Corp.	92,710
12,062	Laird plc	63,033
900	Murata Manufacturing Co., Ltd.	129,191
15,000	Nippon Electric Glass Co., Ltd.	75,643
28,000	OKI Electric Industry Co., Ltd.	35,098
2,600	Omron Corp.	86,613
2,587	Oxford Instruments plc	29,187
13,225	Premier Farnell plc	19,102
1,690	Renishaw plc	46,803
1,700	Ryosan Co., Ltd.	43,607
6,000	Shimadzu Corp.	100,541
3,338	Spectris plc	88,454
5,400	Taiyo Yuden Co., Ltd.	74,649
2,200	TDK Corp.	140,741
1,800	Topcon Corp.	30,464
7,500	Venture Corp., Ltd.	43,393
4,000	Yaskawa Electric Corp.	54,449
4,000	Yokogawa Electric Corp.	48,097

		2,754,511

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.6%):
7,749	AMEC plc	$48,924
1,801	Calfrac Well Services, Ltd.	2,981
6,691	Canadian Energy Services & Technology Corp.	18,765
4,849	Compagnie Generale de Geophysique-Veritas*	14,202
2,944	Enerflex, Ltd.	28,280
3,107	Ensign Energy Services, Inc.	16,574
82,100	Ezion Holdings, Ltd.	34,997
4,058	Fugro NV*	66,013
3,904	Hunting plc	17,654
14,009	John Wood Group plc	125,605
3,607	Mullen Group, Ltd.	36,526
1,946	Pason Systems, Inc.	27,274
6,280	Petrofac, Ltd.	73,570
10,172	Petroleum Geo-Services ASA	41,547
10,988	Precision Drilling Corp.	43,444
11,173	ProSafe SE^	26,489
10,331	Saipem SpA*^	83,035
4,571	SBM Offshore NV*	58,105
530	Schoeller-Blackman Oilfield Equipment AG	29,009
5,099	Seadrill, Ltd.*^	17,558
1,191	ShawCor, Ltd.	24,164
3,500	Subsea 7 SA*	24,625
1,995	Technip-Coflexip SA	98,532
785	Tecnicas Reunidas SA	29,523
2,233	Tenaris SA	26,580
1,555	TGS NOPEC Geophysical Co. ASA	24,606
4,080	Trican Well Service, Inc.*	1,887
4,122	Trinidad Drilling, Ltd.	6,316
1,374	Vallourec SA	12,754
9,498	WorleyParsons, Ltd.	31,594

		1,091,133

Food & Staples Retailing (2.6%):
24,500	Aeon Co., Ltd.	376,780
1,435	Alimentation Couche-Tard, Inc.	63,177
1,309	Amsterdam Commodities NV	32,942
1,700	Arcs Co., Ltd.	37,400
1,200	Axial Retailing, Inc.	40,168
17,428	Booker Group plc	46,563
8,320	Carrefour SA	239,553
813	Casino Guichard-Perrachon SA	37,340
4,130	Colruyt SA	212,095
300	Cosmos Pharmaceutical Corp.	47,261
4,670	Delhaize Group	454,834
12,838	Distribuidora Internacional de Alimentacion SA	75,414
1,335	Empire Co., Ltd., Class A	24,838
1,100	FamilyMart Co., Ltd.	51,118
6,172	Greggs plc	119,486
1,600	Heiwado Co., Ltd.	35,109
973	ICA Gruppen AB	35,258
43,979	J Sainsbury plc	167,562
819	Jean Coutu Group, Inc.	10,602
932	Kesko OYJ, A Shares	31,491
3,359	Kesko OYJ, B Shares	117,254
12,531	Koninklijke Ahold NV	264,533

Continued

10

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
900	LAWSON, Inc.	$72,996
1,111	Loblaw Cos., Ltd.	52,470
1,500	Matsumotokiyoshi Holdings Co., Ltd.	76,551
33,179	Metcash, Ltd.*	38,706
5,582	Metro AG	178,138
1,658	Metro, Inc.	46,426
201	North West Co., Inc. (The)	4,165
947	Rallye SA	14,713
4,300	Seven & I Holdings Co., Ltd.	196,085
1,668	Sligro Food Group NV	60,241
900	Sundrug Co., Ltd.	57,890
116,876	Tesco plc*	257,197
800	Tsuruha Holdings, Inc.	69,525
2,200	Valor Co., Ltd.	51,680
5,821	Wesfarmers, Ltd.	175,087
1,644	Weston (George), Ltd.	127,077
73,884	William Morrison Supermarkets plc	160,318
11,834	Woolworths, Ltd.	209,366

		4,369,409

Food Products (2.7%):
823	AAK AB	60,754
3,000	Ajinomoto Co., Inc.	71,014
535	Aryzta AG	27,077
1,293	Associated British Foods plc	63,637
68	Barry Callebaut AG, Registered Shares	74,185
1,100	Calbee, Inc.	46,171
11,579	Cloetta AB*	38,234
1,614	Cranswick plc	45,546
7,971	Dairy Crest Group plc	79,869
3,437	Danone SA	231,923
10,087	Devro plc	43,121
3,737	Ebro Foods SA	73,438
111	Emmi AG	49,855
16,300	First Resources, Ltd.	22,014
2,500	Fuji Oil Co., Ltd./Osaka	40,587
3,495	Glanbia plc	64,261
108,900	Golden Agri-Resources, Ltd.	25,954
8,318	GrainCorp, Ltd.	51,945
19,304	Greencore Group plc	100,609
2,100	House Foods Group, Inc.	41,407
1,567	Kerry Group plc, Class A	129,660
1	Lindt & Spruengli AG, Registered Shares	74,451
3,564	Maple Leaf Foods, Inc.	61,207
4,006	Marine Harvest	53,952
1,600	Meiji Holdings Co., Ltd.	131,945
11,000	Morinaga Milk Industry Co., Ltd.	50,033
25,816	Nestle SA, Registered Shares	1,914,150
15,000	Nichirei Corp.	110,489
4,000	Nippon Meat Packers, Inc.	78,460
13,500	Nippon Suisan Kaisha, Ltd.	75,006
6,600	Nisshin Seifun Group, Inc.	107,774
4,531	Orkla ASA, Class A	35,771
1,700	Petra Foods, Ltd.	2,518
1,601	Saputo, Inc.	38,304

Shares		Fair Value
Common Stocks, continued
Food Products, continued
2,649	Suedzucker AG	$52,416
17,940	Tate & Lyle plc	158,077
432	Vilmorin & CIE SA	31,055
1,207	Viscofan SA	72,812
30,000	Vitasoy International Holdings, Ltd.	61,366
15,600	Wilmar International, Ltd.	32,147
600	Yakult Honsha Co., Ltd.	29,351
2,000	Yamazaki Baking Co., Ltd.	44,903

		4,597,448

Gas Utilities (0.4%):
7,536	APA Group	47,331
6,219	Enagas SA	174,965
1,852	Gas Natural SDG SA	37,617
26,998	Hong Kong & China Gas Co., Ltd.	52,820
15,000	Osaka Gas Co., Ltd.	54,093
1,145	Rubis SA	86,678
15,848	Snam Rete Gas SpA	82,868
4,316	Superior Plus Corp.	33,567
10,000	Toho Gas Co., Ltd.	64,587
11,000	Tokyo Gas Co., Ltd.	51,677

		686,203

Health Care Equipment & Supplies (1.1%):
2,394	Ansell, Ltd.	37,133
1,400	Asahi Intecc Co., Ltd.	64,147
689	bioMerieux	82,152
37,600	Biosensors International Group*	21,479
1,396	Carl Zeiss Meditec AG	43,239
1,072	Cochlear, Ltd.	74,219
586	Coloplast A/S, Class B	47,308
804	DiaSorin SpA	42,038
297	Draegerwerk AG & Co. KGaA	22,010
11,631	Elekta AB, B Shares	99,080
1,726	Essilor International SA Compagnie Generale d’Optique	215,127
13,820	Fisher & Paykel Healthcare Corp., Ltd.	83,859
5,613	Getinge AB, B Shares	146,179
4,359	GN Store Nord A/S	79,078
2,000	HOYA Corp.	81,548
6,000	JEOL, Ltd.	39,031
1,500	Nihon Kohden Corp.	36,151
4,000	Nikkiso Co., Ltd.	31,671
6,500	Nipro Corp.	70,983
1,300	Olympus Co., Ltd.	51,209
298	Sartorius AG	77,794
146	Sartorius Stedim Biotech SA	56,024
1,314	Smith & Nephew plc	23,254
253	Sonova Holding AG, Registered Shares	32,127
268	Straumann Holding AG, Registered Shares	80,944
1,700	Sysmex Corp.	108,738
2,400	Terumo Corp.	74,295
661	William Demant Holding A/S*	62,785

		1,883,602

Continued

11

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (0.7%):
5,500	Alfresa Holdings Corp.	$108,816
4,556	Ebos Group, Ltd.	42,849
1,153	Fagron	8,765
1,646	Fresenius Medical Care AG & Co., KGaA	138,660
2,229	Fresenius SE & Co. KGaA	159,371
1,779	Korian-Medica	65,093
1,404	Medical Facilities Corp.	14,603
4,200	Medipal Holdings Corp.	71,526
1,900	Miraca Holdings, Inc.	83,802
22,099	Primary Health Care, Ltd.	37,410
1,233	Ramsay Health Care, Ltd.	60,617
1,312	Rhoen-Klinikum AG	39,318
2,200	Ship Healthcare Holdings, Inc.	54,365
53,793	Sigma Pharmaceuticals, Ltd.	33,672
2,235	Sonic Healthcare, Ltd.	28,952
2,500	Suzuken Co., Ltd.	95,304
2,700	Toho Holdings Co., Ltd.	65,645
5,813	UDG Healthcare plc	51,061

		1,159,829

Health Care Technology (0.1%):
14,160	AGFA-Gevaert NV*	80,532
2,100	M3, Inc.	43,529

		124,061

Hotels, Restaurants & Leisure (2.1%):
2,718	Accor SA	117,225
3,700	Accordia Golf Co., Ltd.	35,460
21,328	Ardent Leisure Group	34,886
8,600	Aristocrat Leisure, Ltd.	63,540
4,254	Autogrill SpA*	40,531
2,390	Betfair Group plc	137,130
28,445	Bwin.Party Digital Entertainment plc	54,301
14,000	Cafe de Coral Holdings, Ltd.	41,011
1,098	Carnival plc, ADR	62,498
7,672	Compass Group plc	132,767
1,951	Domino’s Pizza Enterprises, Ltd.	81,371
5,749	Domino’s Pizza Group plc	89,021
20,405	Enterprise Inns plc*	33,426
1,133	Flight Centre, Ltd.	32,642
12,010	Galaxy Entertainment Group, Ltd.	37,448
48,300	Genting Singapore plc	26,044
1,257	Great Canadian Gaming Corp.*	14,056
8,500	Greene King plc	115,978
1,100	HIS Co., Ltd.	36,722
31,000	Hongkong & Shanghai Hotels (The)	34,525
1,366	InterContinental Hotels, ADR	52,919
3,056	JD Wetherspoon plc	33,676
169	Kuoni Reisen Holding	47,034
23,554	Ladbrokes plc	41,467
21,786	Marston’s plc	53,428
20,912	Merlin Entertainments plc	140,121
6,833	Millennium & Copthorne Hotels	46,593
9,215	Mitchells & Butlers plc	46,866
78,000	NagaCorp, Ltd.	49,161
900	Oriental Land Co., Ltd.	54,193

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,472	Paddy Power plc	$196,560
12,439	Rank Group plc	52,247
1,500	Resorttrust, Inc.	39,597
12,657	Restaurant Group plc (The)	127,355
1,200	Saint Marc Holdings Co., Ltd.	33,239
11,220	Sands China, Ltd.	37,950
64,000	Shangri-La Asia, Ltd.	62,564
30,855	SJM Holdings, Ltd.	21,930
26,336	Sky City Entertainment Group, Ltd.	79,636
806	Sodexo, Inc.	78,396
25,381	Star Entertainment Group, Ltd. (The)	93,390
23,303	Tabcorp Holdings, Ltd.	79,445
42,047	Tatts Group, Ltd.	133,504
50,634	Thomas Cook Group plc*	89,993
9,000	Tokyo Dome Corp.	45,848
5,354	TUI AG	94,974
857	Unibet Group plc	87,501
2,213	Whitbread plc	142,993
24,720	William Hill plc	144,233
16,830	Wynn Macau, Ltd.	19,508
5,600	Zensho Holdings Co., Ltd.	70,475

		3,517,378

Household Durables (2.3%):
2,000	Alpine Electronics, Inc.	31,108
38,918	Barratt Developments plc	356,586
4,643	Bellway plc	193,583
5,073	Berkeley Group Holdings plc	275,622
5,074	Bovis Homes Group plc	75,761
2,000	Casio Computer Co., Ltd.	46,692
9,906	Crest Nicholson Holdings plc	81,289
1,800	De’Longhi	53,874
1,469	Dorel Industries, Inc.	33,266
3,583	Electrolux AB, Series B	86,062
63	Forbo Holding AG	73,863
1,600	Foster Electric Co., Ltd.	34,780
5,500	Haseko Corp.	60,726
15,466	Husqvarna AB, B Shares	102,112
2,800	Iida Group Holdings Co., Ltd.	51,870
4,175	JM AB	123,977
31,200	Man Wah Holdings, Ltd.	36,527
3,900	Nikon Corp.	52,107
6,591	Nobia AB	82,424
14,500	Panasonic Corp.	147,177
13,107	Persimmon plc*	391,372
18,200	Pioneer Corp.*	50,034
9,947	Redrow plc	68,624
2,500	Sangetsu Co., Ltd.	45,552
1,136	SEB SA	116,558
13,000	Sekisui Chemical Co., Ltd.	169,593
9,100	Sekisui House, Ltd.	152,938
55,000	Sharp Corp.*^	56,654
9,500	Sony Corp.	232,763
2,200	Starts Corp., Inc.	42,462
4,800	Sumitomo Forestry Co., Ltd.	64,643

Continued

12

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
124,926	Taylor Wimpey plc	$372,997
20,687	Techtronic Industries Co., Ltd.	84,039
4,830	Tomtom NV*	60,724

		3,908,359

Household Products (0.5%):
630	Henkel AG & Co. KGaA	70,218
412	Henkel AG & Co. KGaA	39,531
8,000	Lion Corp.	75,215
6,605	PZ Cussons plc	27,714
2,504	Reckitt Benckiser Group plc	230,458
11,186	Svenska Cellulosa AB, B Shares	325,077
1,800	Unicharm Corp.	36,702

		804,915

Independent Power and Renewable Electricity Producers (0.2%):
4,545	Algonquin Power & Utilities Corp.	35,842
1,824	Capital Power Corp.	23,428
5,914	Drax Group plc	21,276
1,300	Electric Power Development Co., Ltd.	46,268
18,416	Enel Green Power SpA	37,315
3,741	Innergex Renewable Energy, Inc.	30,636
2,649	Northland Power, Inc.	35,728
9,048	Transalta Corp.	32,111

		262,604

Industrial Conglomerates (1.1%):
13,430	CK Hutchison Holdings, Ltd.	180,264
375	Daetwyler Holding AG	53,593
1,985	DCC plc	164,805
20,000	Hopewell Holdings, Ltd.	71,574
980	Indus Holding AG	47,309
11,000	Keihan Electric Railway Co., Ltd.	73,595
9,300	Keppel Corp., Ltd.	42,457
1,483	Koninklijke philips Electronics NV, NY Shares, NYS	37,742
2,535	Koninklijke Philips Electronics NV	64,445
8,000	Nisshinbo Holdings, Inc.	83,972
1,487	Nolato AB	45,323
23,141	NWS Holdings, Ltd.	34,511
1,414	Rheinmetall AG	94,154
15,900	SembCorp Industries, Ltd.	34,038
70,000	Shun Tak Holdings, Ltd.	26,250
6,796	Siemens AG, Registered Shares	659,265
3,641	Smiths Group plc	50,363
67,000	Toshiba Corp.	137,507

		1,901,167

Insurance (5.2%):
4,407	Admiral Group plc	107,178
29,525	AEGON NV	166,631
8,296	Ageas NV	384,477
67,040	AIA Group, Ltd.	399,408
16,576	Amlin plc	162,047
39,825	AMP, Ltd.	167,837
4,194	Assicurazioni Generali SpA	76,673
12,693	Aviva plc, ADR	193,061
13,553	AXA SA	370,469

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,614	Baloise Holding AG, Registered Shares	$204,735
4,284	Banca Mediolanum SpA*	34,028
21,869	Beazley plc	125,863
7,122	Chesnara plc	35,160
3,618	CNP Assurances SA	48,724
7,700	Dai-ichi Life Insurance Co., Ltd. (The)	127,780
1,896	Delta Lloyd NV	11,136
45,559	Direct Line Insurance Group plc	272,099
11,141	Esure Group plc	41,568
569	Euler Hermes Group	54,720
536	Fairfax Financial Holdings, Ltd.	254,502
1,983	Gjensidige Forsikring ASA	31,588
1,405	Great-West Lifeco, Inc.	35,067
2,030	Grupo Catalana Occidente SA	70,490
846	Hannover Rueckversicherung AG, Registered Shares	96,955
221	Helvetia Patria Holding AG	124,480
9,358	Hiscox, Ltd.	145,305
2,622	Industrial Alliance Insurance & Financial Services, Inc.	83,635
75,592	Insurance Australia Group, Ltd.	303,618
655	Intact Financial Corp.	41,984
4,510	Jardine Lloyd Thompson Group plc	61,470
7,511	Lancashire Holdings, Ltd.	69,494
79,174	Legal & General Group plc	312,202
13,895	Manulife Financial Corp.	208,147
31,539	MAPFRE SA	78,654
26,388	Medibank Private, Ltd.	41,119
3,700	MS&AD Insurance Group Holdings, Inc.	108,218
1,291	Muenchener Rueckversicherungs-Gesellschaft AG	258,518
12,188	NIB Holdings, Ltd.	31,017
2,500	NKSJ Holdings, Inc.	81,783
52,461	Old Mutual plc	138,105
8,574	Phoenix Group Holdings	115,816
5,575	Prudential plc, ADR	251,321
17,328	QBE Insurance Group, Ltd.	157,600
21,669	RSA Insurance Group plc	136,147
2,720	Sampo OYJ, A Shares	137,848
5,444	SCOR SA	203,628
3,984	Societa Cattolica di Assicuraz	31,645
3,000	Sony Financial Holdings, Inc.	53,596
11,933	St. James Place plc	175,980
20,910	Standard Life plc	119,959
15,216	Storebrand ASA*	59,427
4,456	Sun Life Financial, Inc.	139,027
16,334	Suncorp-Metway, Ltd.	142,974
1,205	Swiss Life Holding AG, Registered Shares	323,495
2,675	Swiss Re AG	260,297
7,900	T&D Holdings, Inc.	103,861
1,863	Talanx AG	57,589
3,900	Tokio Marine Holdings, Inc.	150,288
3,403	Topdanmark A/S*	96,830
1,585	Tryg A/S	31,484
10,083	Unipol Gruppo Finanziario SpA	51,587
34,458	UnipolSai SpA	87,284

Continued

13

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Insurance, continued
3,622	Uniqa Insurance Group AG	$29,394
1,431	Vienna Insurance Group Weiner Staeditische Versicherung AG	39,058
1,584	Zurich Insurance Group AG	404,293

		8,920,373

Internet & Catalog Retail (0.2%):
18,019	Home Retail Group plc	26,283
7,431	N Brown Group plc	33,859
13,793	Ocado Group plc*	61,436
3,500	Rakuten, Inc.	40,340
1,600	Start Today Co., Ltd.	51,436
1,921	Takkt AG	38,577
12,361	Trade Me Group, Ltd.	35,244
1,761	Yoox SpA*	65,683

		352,858

Internet Software & Services (0.6%):
6,464	Carsales.com, Ltd.	54,807
2,300	DeNA Co., Ltd.	35,994
3,000	GMO Internet, Inc.	39,415
6,300	Gree, Inc.	29,884
2,100	Internet Initiative Japan, Inc.	41,653
3,100	Kakaku.com, Inc.	61,207
15,276	Moneysupermarket.com Group plc	82,501
1,072	Netent AB*	62,124
3,213	Rightmove plc	194,169
10,597	Telecity Group plc	195,223
2,596	United Internet AG, Registered Shares	142,738
8,400	Yahoo! Japan Corp.	34,142

		973,857

IT Services (1.0%):
1,450	Alten SA	84,063
4,218	Altran Technologies SA	56,485
4,419	Amadeus IT Holding SA	194,557
3,551	Atea ASA	29,326
3,068	Atos Origin SA	257,643
626	Bechtle AG	59,873
1,081	Cap Gemini SA	100,009
1,045	CGI Group, Inc.*	41,831
3,428	Computacenter plc	43,134
7,580	Computershare, Ltd.	63,874
1,168	DH Corp.	26,695
4,312	Econocom Group SA/NV	40,026
32,000	Fujitsu, Ltd.	159,296
4,428	IRESS, Ltd.	32,019
3,200	IT Holdings Corp.	73,131
1,900	Itochu Techno-Solutions Corp.	37,968
13,304	NCC Group plc	58,870
3,900	Nihon Unisys, Ltd.	42,936
1,320	Nomura Research Institute, Ltd.	50,740
1,100	NTT Data Corp.	53,145
1,500	SCSK Corp.	60,539
462	Sopra Steria Group	54,256
4,001	Tieto OYJ	107,035

		1,727,451

Shares		Fair Value
Common Stocks, continued
Leisure Products (0.4%):
6,131	Amer Sports OYJ	$177,979
2,200	Heiwa Corp.	41,192
2,400	Namco Bandai Holdings, Inc.	50,435
16,103	Photo-Me International plc	35,840
1,700	Sankyo Co., Ltd.	63,416
5,700	Sega Sammy Holdings, Inc.	53,237
400	Shimano, Inc.	61,272
5,200	Yamaha Corp.	125,654

		609,025

Life Sciences Tools & Services (0.5%):
306	Eurofins Scientific SE	106,744
1,884	Gerresheimer AG	147,335
2,438	Lonza Group AG, Registered Shares	396,474
7,395	QIAGEN NV*	204,472
250	Tecan Group AG	40,551

		895,576

Machinery (3.7%):
6,065	Aalberts Industries NV	208,554
1,760	Alfa Laval AB	31,979
10,500	AMADA Co., Ltd.	100,214
1,528	Andritz AG	74,104
2,900	Asahi Diamond Industrial Co., Ltd.	31,119
3,026	Atlas Copco AB, A Shares	73,769
1,756	Atlas Copco AB, B Shares	40,402
1,558	Beijer Alma AB	40,540
7,444	Bodycote plc	62,108
316	Bucher Industries AG	71,154
87	Burckhardt Compression Holding	26,688
1,990	Cargotec OYJ	73,731
9,994	CNH Industrial NV	68,116
111	Construcciones y Auxiliar de Ferrocarriles SA	30,775
52	Conzzeta AG	33,169
3,600	DMG Mori Co., Ltd.	41,813
878	Duerr AG	70,044
18,000	Ebara Corp.	85,613
800	FANUC Corp.	137,930
3,400	Fujitec Co., Ltd.	34,825
2,307	GEA Group AG	92,951
241	Georg Fischer AG	162,593
2,000	Glory, Ltd.	61,321
2,253	Haldex AB	21,040
15,038	Heidelberger Druckmaschinen AG*	37,025
3,900	Hino Motors, Ltd.	45,002
3,100	Hitachi Construction Machinery Co., Ltd.	48,270
6,700	Hitachi Zosen Corp.	36,789
22,000	IHI Corp.	60,496
8,753	IMI plc	110,406
2,147	Interpump Group SpA	33,272
13,000	Japan Steel Works, Ltd. (The)	45,528
6,700	JTEKT Corp.	109,671
2,600	Juki Corp.	23,191
975	Jungheinrich AG	80,373
22,000	Kawasaki Heavy Industries, Ltd.	81,367
2,997	Kion Group AG	148,983

Continued

14

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
12,500	Komatsu, Ltd.	$203,699
3,618	Kone OYJ, B Shares	152,099
1,652	Konecranes OYJ	40,693
438	Krones AG	52,215
8,000	Kubota Corp.	123,336
478	Kuka AG	42,996
3,200	Kurita Water Industries, Ltd.	67,002
1,132	LiSi	30,686
4,000	Makino Milling Machine Co., Ltd.	30,075
1,100	Makita Corp.	63,224
13,000	Meidensha Corp.	52,348
32,985	Melrose Industries plc	140,726
2,898	Metso Corp. OYJ	64,520
4,926	Meyer Burger Technology AG*^	29,241
5,000	Minebea Co., Ltd.	42,940
43,000	Mitsubishi Heavy Industries, Ltd.	187,849
37,000	Mitsui Engineering & Shipbuilding Co., Ltd.	60,782
9,923	Morgan Advanced Materials plc	35,859
2,100	Nabtesco Corp.	42,680
11,000	Nachi-Fujikoshi Corp.	50,313
3,000	NGK Insulators, Ltd.	67,680
1,099	NKT Holding A/S	56,584
890	Norma Group SE	49,184
6,900	NSK, Ltd.	74,847
25,000	NTN Corp.	105,433
8,914	OC Oerlikon Corp. AG	79,030
5,000	Okuma Corp.	40,410
1,900	OSG Corp.	35,923
118	Rational AG	53,624
39,540	Rotork plc	106,302
16,351	Sandvik AB	141,717
214	Schindler Holding AG, Registered Shares	35,919
15,600	SembCorp Marine, Ltd.^	19,154
767	Semperit AG	25,745
4,000	Shinmaywa Industries, Ltd.	36,015
5,919	SKF AB, B Shares	95,491
2,119	Spirax-Sarco Engineering plc	102,064
1,147	Sulzer AG, Registered Shares	107,893
11,000	Sumitomo Heavy Industries, Ltd.	49,281
8,000	Tadano, Ltd.	96,737
2,100	Takeuchi Manufacturing Co., Ltd.	42,554
2,200	THK Co., Ltd.	40,716
9,213	Trelleborg AB	178,443
9,000	Tsubakimoto Chain Co.	69,175
5,691	Valmet Corp.	54,800
9,513	Vesuvius plc	46,638
19,425	Volvo AB, B Shares	179,458
3,857	Volvo AB, A Shares	36,502
1,388	Wacker Neuson SE	21,333
2,713	Wartsila Corp. OYJ, Class B	123,007
6,011	Weir Group plc (The)	88,404
3,727	Zardoya Otis SA	43,420

		6,351,691

Shares		Fair Value
Common Stocks, continued
Marine (0.4%):
42	A.P. Moeller – Maersk A/S, Class A	$53,996
75	A.P. Moeller – Maersk A/S, Class B	97,405
1,685	DFDS A/S	65,237
7,971	Irish Continental Group	47,099
37,000	Kawasaki Kisen Kaisha, Ltd.	79,094
534	Kuehne & Nagel International AG, Registered Shares	73,241
17,000	Mitsui O.S.K. Lines, Ltd.	42,830
42,600	Neptune Orient Lines, Ltd.*	36,891
34,000	Nippon Yusen Kabushiki Kaisha	82,419
8,500	Orient Overseas International, Ltd.	40,665
93,000	Pacific Basin Shipping, Ltd.	20,381

		639,258

Media (2.5%):
1,800	Asatsu-DK, Inc.	43,599
2,296	Atresmedia Corp. de Medios de Comuicacion SA	24,329
2,500	Avex Group Holdings, Inc.	29,713
1,273	Axel Springer AG	70,783
17,119	British Sky Broadcasting Group plc	280,043
912	Cineplex, Inc.	31,345
8,601	Cineworld Group plc	71,236
546	Cogeco Cable, Inc.	24,378
2,595	Corus Entertainment, Inc.	20,257
1,398	CTS Eventim AG & Co. KGaA	55,764
1,200	Cyberagent, Inc.	49,571
1,600	Daiichikosho Co., Ltd.	63,339
8,644	Daily Mail & General Trust plc	88,769
1,400	Dentsu, Inc.	76,643
2,163	Euromoney Institutional Investor plc	31,704
6,151	Eutelsat Communications SA	183,666
3,775	Event Hospitality And Entertainment, Ltd.	45,202
969	GFK SE	32,489
21,407	Informa plc	193,280
1,711	Ipsos	39,397
19,044	ITE Group plc	44,256
40,885	ITV plc	166,571
1,949	JCDecaux SA	74,593
109,074	John Fairfax Holdings, Ltd.	72,609
4,913	Lagardere SCA	146,157
1,881	M6 Metropole Television SA	32,335
3,072	Mediaset Espana Comunicacion SA	33,268
15,032	Mediaset SpA	62,247
1,809	Modern Times Group, Class B	46,189
21,188	Nine Entertainment Co. Holdings, Ltd.	29,157
7,175	Pearson plc, ADR	77,347
1,402	Publicis Groupe SA	92,974
909	Quebecor, Inc., Class B	22,260
1,012	REA Group, Ltd.	40,232
11,910	RELX NV	200,250
5,236	RELX plc, ADR	93,358
414	RTL Group	34,574
3,111	SES Global, Class A	86,223
33,424	Seven West Media, Ltd.	18,701
4,910	Shaw Communications, Inc.	84,403
11,700	Singapore Press Holdings, Ltd.	32,450

Continued

15

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Media, continued
18,618	Sky Network Television, Ltd.	$58,247
7,900	SKY Perfect JSAT Holdings, Inc.	44,398
4,175	Societe Television Francaise 1	46,423
983	Stroeer Media SE	61,609
9,443	Technicolor SA	76,402
1,063	Telenet Group Holding NV*	57,280
18,900	Television Broadcasts, Ltd.	77,673
2,145	Thomson Reuters Corp.	81,188
13,261	Trinity Mirror plc	32,376
9,352	UBM plc	72,510
6,920	Vivendi Universal SA	148,990
10,595	Wolters Kluwer NV	354,946
10,567	WPP plc	243,194

		4,300,897

Metals & Mining (3.4%):
8,736	Acacia Mining plc	23,182
5,872	Acerinox SA	59,544
2,800	Agnico Eagle Mines, Ltd.	73,608
2,655	Agnico Eagle Mines, Ltd.	69,773
2,632	Alamos Gold, Inc., Class A	8,656
80,748	Alumina, Ltd.	67,250
15,758	Anglo American plc	69,418
13,786	Antofagasta plc	94,456
2,604	Aperam SA*	92,205
6,174	ArcelorMittal	25,794
1,158	AuRico Metals, Inc.*	502
1,644	Aurubis AG	83,825
42,552	B2Gold Corp.*	43,059
15,001	Barrick Gold Corp.	111,030
2,087	Bekaert NV	64,092
62,786	BHP Billiton, Ltd.	815,388
8,071	Billiton plc, ADR	182,807
25,458	BlueScope Steel, Ltd.	81,031
9,186	Boliden AB	152,415
57,966	Centamin plc	54,961
4,197	Centerra Gold, Inc.	19,991
13,000	Daido Steel Co., Ltd.	51,960
4,038	Dominion Diamond Corp.	41,309
11,000	DOWA Mining Co.	78,986
14,182	Eldorado Gold Corp.	42,028
20,239	EVRAZ plc*	21,652
7,322	First Majestic Silver Corp.*	23,869
6,919	First Quantum Minerals, Ltd.	25,906
31,774	Fortescue Metals Group, Ltd.	42,844
3,312	Fresnillo plc	34,660
29,237	Glencore International plc	38,896
13,172	Goldcorp, Inc.	152,269
1,236,000	G-Resources Group, Ltd.	29,217
3,883	Hill & Smith Holdings plc	43,279
4,000	Hitachi Metals, Ltd.	49,332
11,106	Hudbay Minerals, Inc.	42,626
14,898	IAMGOLD Corp.*	21,214
7,621	Iluka Resources, Ltd.	33,713
11,479	Independence Group NL	20,937

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
5,400	JFE Holdings, Inc.	$84,886
10,204	Kazakhmys plc*	15,332
39,036	Kinross Gold Corp.*	70,821
100,000	Kobe Steel, Ltd.	108,659
4,862	Lucara Diamond Corp.	7,907
20,527	Lundin Mining Corp.*	56,381
32,000	Mitsubishi Materials Corp.	100,657
29,000	Mitsui Mining & Smelting Co., Ltd.	53,831
7,415	Nevsun Resources, Ltd.	20,098
25,136	New Gold, Inc.*	58,502
9,805	Newcrest Mining, Ltd.*	92,662
23,200	Nippon Light Metal Holdings Co.	41,140
14,300	Nippon Steel Corp.	283,189
4,300	Nisshin Steel Co., Ltd.	45,385
7,284	Norsk Hydro ASA	27,100
19,938	Northern Star Resources, Ltd.	40,384
15,054	Nyrstar NV*	26,051
12,873	OceanaGold Corp.	24,564
9,849	Outokumpu OYJ*^	28,778
13,670	OZ Minerals, Ltd.	39,754
7,653	Pan American Silver Corp.	49,840
15,045	Petra Diamonds, Ltd.	19,450
2,551	Randgold Resources, Ltd.	157,382
9,330	Rio Tinto plc, Registered Shares, ADR	271,689
8,792	Rio Tinto, Ltd.	283,588
1,982	Salzgitter AG	48,930
6,434	Semafo, Inc.*	16,323
2,225	Silver Wheaton Corp.	27,635
7,842	Sims Metal Management, Ltd.	40,866
64,783	South32, Ltd.*	49,685
3,228	South32, Ltd., ADR*	12,315
6,834	SSAB AB, A Shares*^	18,042
7,692	SSAB Svenskt Stal AB, Series B*	17,053
9,000	Sumitomo Metal & Mining Co., Ltd.	108,794
6,487	Teck Cominco, Ltd.	25,038
4,752	ThyssenKrupp AG	94,225
4,900	Tokyo Steel Manufacturing Co., Ltd.	30,385
11,031	Turquoise Hill Resources, Ltd.*	27,986
15,000	UACJ Corp.	35,048
4,032	Vedanta Resources plc	16,251
3,453	Voestalpine AG	105,663
25,881	Yamana Gold, Inc.	48,077
2,000	Yamato Kogyo Co., Ltd.	51,023

		5,769,053

Multiline Retail (0.7%):
747	Canadian Tire Corp.	63,799
53,885	Debenhams plc	57,861
1,139	Dollarama, Inc.	65,812
1,400	Don Quijote Co., Ltd.	49,192
2,700	H2O Retailing Corp.	52,676
16,147	Harvey Norman Holdings, Ltd.	48,783
1,822	Hudson’s Bay Co.	23,837
3,800	Isetan Mitsukoshi Holdings, Ltd.	49,448
1,100	Izumi Co., Ltd.	42,657

Continued

16

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
4,100	J. Front Retailing Co., Ltd.	$59,409
24,500	Lifestyle International Holdings, Ltd.	32,709
29,029	Marks & Spencer Group plc	192,881
6,400	MARUI GROUP Co., Ltd.	103,998
47,139	Myer Holdings, Ltd.	40,761
1,643	Next plc	176,103
7,338	Poundland Group plc	22,427
300	Ryohin Keikaku Co., Ltd.	60,827
11,000	Takashimaya Co., Ltd.	98,995

		1,242,175

Multi-Utilities (0.5%):
4,534	AGL Energy, Ltd.	59,271
393	Canadian Utilities, Ltd., Class A	9,073
9,065	Centrica plc	29,113
39,234	Duet Group	64,996
9,632	E.ON AG	93,204
10,828	Engie Group	191,606
19,117	Hera SpA	50,784
40,034	ITL AEM SpA	54,314
972	National Grid plc, ADR	67,592
1,345	RWE AG	17,142
5,539	Suez Environnement Co.	103,626
2,881	Telecom Plus plc^	45,460
3,162	Veolia Environnement SA	74,939

		861,120

Oil, Gas & Consumable Fuels (3.6%):
6,810	Advantage Oil & Gas, Ltd.*	34,604
1,678	AltaGas, Ltd.	37,478
4,295	ARC Resources, Ltd.	51,844
18,809	Athabasca Oil Corp.*	20,937
6,102	Bankers Petroleum, Ltd.*	4,499
2,064	Baytex Energy Corp.	6,687
59,432	Beach Energy, Ltd.	21,307
5,835	Bellatrix Exploration, Ltd.*	6,917
2,726	Birchcliff Energy, Ltd.*	7,960
5,828	Bonavista Energy Corp.	7,667
1,208	Bonterra Energy Corp.	15,018
117	Boulder Energy, Ltd.*	141
6,917	BP plc, ADR	216,225
5,227	Cameco Corp.	64,449
14,899	Canadian Natural Resources, Ltd.	325,244
15,656	Canadian Oil Sands, Ltd.	93,585
11,375	Cenovus Energy, Inc.	143,553
991	Cenovus Energy, Inc.	12,535
2,900	Cosmo Energy Holdings Co., Ltd.*	39,019
8,781	Crescent Point Energy	102,299
8,223	Crew Energy, Inc.*	24,072
123	Delek Group, Ltd.	24,635
2,106	Enbridge Income Fund Holding	42,668
3,199	Enbridge, Inc.	106,175
21,893	EnCana Corp.	111,245
1,055	EnCana Corp.	5,370
11,833	Enerplus Corp.	40,626
21,419	ENI SpA	317,261

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
2,892	ERG SpA	$38,870
3,881	Etablissements Maurel et Prom SA*	12,489
5,510	Euronav NV	75,537
591	Gaztransport et Technigaz SA	24,991
3,887	Gibson Energy, Inc.	38,828
13,083	Gran Tierra Energy, Inc.*	28,464
78	Granite Oil Corp.	456
5,311	Husky Energy, Inc.	54,933
3,200	Idemitsu Kosan Co., Ltd.	50,920
1,254	Imperial Oil, Ltd.	40,780
1,887	Inter Pipeline, Ltd.	30,293
2,939	James Fisher & Sons plc	50,597
30,100	JX Holdings, Inc.	125,894
1,323	Keyera Corp.	38,499
2,585	Koninklijke Vopak NV	111,151
2,266	Lundin Petroleum AB*	32,503
3,394	MEG Energy Corp.*	19,675
5,186	Neste Oil OYJ	154,611
64,000	NewOcean Energy Holdings, Ltd.	25,008
14,721	Oil Search, Ltd.	72,053
7,762	OMV AG	217,871
22,074	Origin Energy, Ltd. (c)	74,338
11,301	Pacific Exploration & Production Corp.*	13,968
3,130	Painted Pony Petroleum*	7,873
4,812	Parex Resources, Inc.*	35,338
1,888	Parkland Fuel Corp.	31,783
260	Paz Oil Co., Ltd.	40,876
1,805	Pembina Pipeline Corp.	39,277
25,032	Pengrowth Energy Corp.	18,455
1,690	Peyto Exploration & Development Corp.	30,380
13,685	Premier Oil plc*	9,759
14,649	Repsol SA	159,462
3,424	Royal Dutch Shell plc, ADR	156,804
1,121	Royal Dutch Shell plc, ADR	51,611
13,362	Santos, Ltd.	35,355
12,892	Soco International plc	27,951
17,987	Statoil ASA	251,658
15,434	Suncor Energy, Inc.	398,196
11,456	Surge Energy, Inc.	17,472
2,307	Torc Oil & Gas, Ltd.	8,588
18,801	Total SA	837,204
3,875	Tourmaline Oil Corp.*	62,599
2,556	Transcanada Corp.	83,300
2,255	Trilogy Energy Corp.*	5,966
20,967	Tullow Oil plc*	51,095
1,755	Vermilion Energy, Inc.	47,631
9,195	Whitecap Resources, Inc.	60,281
32,833	Whitehaven Coal, Ltd.*	16,467
23,536	Woodside Petroleum, Ltd.	493,493

		6,195,623

Paper & Forest Products (0.6%):
2,029	Canfor Corp.*	29,610
1,251	Canfor Pulp Products, Inc.	12,234
6,000	Daio Paper Corp.	51,460

Continued

17

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products, continued
6,700	Hokuetsu Kishu Paper Co., Ltd.^	$39,433
2,560	Holmen ABN AB, B Shares	78,835
636	Interfor Corp.*	6,454
7,061	Metsa Board OYJ	52,114
4,977	Mondi plc	97,049
4,100	Nippon Paper Industries Co., Ltd.	66,374
18,000	OYI Paper Co., Ltd.	72,557
24,217	Stora Enso OYJ, Registered Shares	217,754
16,610	UPM-Kymmene OYJ	307,588
1,046	West Fraser Timber Co., Ltd.	39,716

		1,071,178

Personal Products (0.5%):
525	Beiersdorf AG	47,753
2,300	Kao Corp.	118,042
565	L’Oreal SA	95,043
2,100	Shiseido Co., Ltd.	43,461
7,963	Unilever NV, NYS	344,957
4,976	Unilever plc, ADR	214,565

		863,821

Pharmaceuticals (3.5%):
2,968	Almirall SA	59,932
4,700	Astellas Pharma, Inc.	66,768
15,276	AstraZeneca plc, ADR	518,621
3,059	Bayer AG	383,734
314	Boiron SA	25,410
7,000	Daiichi Sankyo Co., Ltd.	143,872
5,108	Dechra Pharmaceuticals plc	82,267
800	Eisai Co., Ltd.	52,889
211	Galenica AG	329,075
7,443	GlaxoSmithKline plc, ADR	300,325
1,856	H. Lundbeck A/S*	63,118
4,811	Hikma Pharmaceuticals plc	162,897
1,661	Ipsen SA	109,995
1,000	Kaken Pharmaceutical Co., Ltd.	68,175
1,900	Kyorin Holdings, Inc.	39,577
4,000	Kyowa Hakko Kogyo Co., Ltd.	62,919
4,756	Meda AB	59,688
457	Merck KGaA	44,384
2,600	Mitsubishi Tanabe Pharma Corp.	44,798
500	Mochida Pharmaceutical Co., Ltd.	35,350
1,700	Nichi-Iko Pharmaceutical Co., Ltd.	40,398
12,675	Novartis AG, Registered Shares	1,083,740
8,066	Novo Nordisk A/S, B Shares	463,718
1,259	Orion OYJ	43,405
1,228	Orion OYJ, Class B	42,326
3,400	Otsuka Holdings Co., Ltd.	120,296
3,141	Recordati SpA	81,979
405	Roche Holding AG	111,647
127	Roche Holding AG	34,970
2,700	Rohto Pharmaceutical Co., Ltd.	53,667
2,754	Sanofi-Aventis SA	234,956
2,900	Santen Pharmaceutical Co., Ltd.	47,698
1,200	Sawai Pharmaceutical Co., Ltd.	82,168
1,359	Shire plc	93,124

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
995	Stada Arzneimittel AG	$40,082
2,800	Takeda Pharmacuetical Co., Ltd.	139,410
490	Teva Pharmaceutical Industries, Ltd., ADR	32,164
3,961	Teva Pharmaceutical Industries, Ltd.	260,056
600	Towa Pharmaceutical Co., Ltd.	37,333
2,600	Tsumura & Co.	72,105
694	UCB SA	62,460
1,145	Valeant Pharmaceuticals International, Inc.*	116,389
16,134	Vectura Group plc*	41,871
144	Virbac SA	34,312

		6,024,068

Professional Services (1.1%):
4,530	Adecco SA, Registered Shares	311,139
2,780	AF AB	47,085
22,710	ALS, Ltd.	61,937
5,622	Bureau Veritas SA	111,865
2,111	Capita Group plc	37,554
861	DKSH Holding, Ltd.	53,989
11,350	Experian plc	200,532
48,992	Hays plc	104,777
6,806	Intertek Group plc	278,305
1,100	Meitec Corp.	37,629
10,129	Michael Page International plc	72,257
1,300	Nihon M&A Center, Inc.	62,807
3,772	Randstad Holding NV	234,605
1,785	Ricardo plc	23,798
19	SGS SA, Registered Shares	36,208
1,156	Stantec, Inc.	28,657
1,726	Teleperformance	145,272
2,626	USG People NV	48,767
1,758	WS Atkins plc	41,821

		1,939,004

Real Estate Management & Development (2.0%):
643	Allreal Holding AG	85,682
1,297	Azrieli Group	48,310
3,256	Brookfield Asset Management, Inc., Class A	102,662
1,960	BUWOG-Bauen Und Wohnen Gesellschaft mbH	42,409
20,500	CapitaLand, Ltd.	48,134
4,935	Castellum AB	69,987
13,430	Cheung Kong Property Holdings, Ltd.	86,642
12,500	Chinese Estates Holdings, Ltd.	41,905
6,400	City Developments, Ltd.	34,438
16,359	Citycon OYJ	42,387
799	Colliers International Group	35,595
5,265	Countrywide plc	30,957
900	Daito Trust Construction Co., Ltd.	104,210
5,000	Daiwa House Industry Co., Ltd.	143,370
6,254	Deutsche Wohnen AG	174,060
4,223	Fabege AB	69,485
388	First Capital Realty, Inc.	5,146
799	FirstService Corp.	32,304
25,200	Global Logistic Properties, Ltd.	37,959
34,000	Hang Lung Group, Ltd.	110,248
46,984	Hang Lung Properties, Ltd.	106,567

Continued

18

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
3,964	Hemfosa Fastigheter AB	$43,815
10,799	Henderson Land Development Co., Ltd.	65,740
4,800	Hongkong Land Holdings, Ltd.	33,473
14,025	Hysan Development Co., Ltd.	57,227
22,500	Kerry Properties, Ltd.	61,255
4,945	Kungsleden AB	35,163
1,711	LEG Immobilien AG	140,414
5,565	Lend Lease Group	57,386
9,700	Leopalace21 Corp.*	52,418
4,644	LSL Property Services plc	19,506
3,000	Mitsubishi Estate Co., Ltd.	62,189
3,000	Mitsui Fudosan Co., Ltd.	75,182
296	Mobimo Holding AG, Registered Shares	65,587
109,396	New World Development Co., Ltd.	107,346
1,341	Nexity SA	59,411
2,200	Nomura Real Estate Holdings, Inc.	40,757
52	Plazza AG*	10,285
400	Relo Holdings, Inc.	47,998
4,579	Savills plc	59,478
25,000	Sinarmas Land, Ltd.	8,168
44,880	Sino Land Co., Ltd.	65,399
7,089	St. Modwen Properties plc	43,234
1,000	Sumitomo Realty & Development Co., Ltd.	28,497
11,921	Sun Hung Kai Properties, Ltd.	143,078
5,610	Swire Pacific, Ltd., Class A	62,748
7,500	Tokyo Tatemono Co., Ltd.	81,554
7,900	Tokyu Fudosan Holdings Corp.	49,439
7,437	Unite Group plc	71,796
7,300	UOL Group, Ltd.	32,026
4,162	Wallenstam AB	33,314
13,324	Wharf Holdings, Ltd. (The)	73,547
14,726	Wheelock & Co., Ltd.	61,786
20,700	Wing Tai Holdings, Ltd.	25,592

		3,327,265

Road & Rail (1.9%):
31,187	Asciano, Ltd.	198,367
67,907	Aurizon Holdings, Ltd.	215,906
5,353	Canadian National Railway Co.	299,125
883	Canadian Pacific Railway, Ltd.	112,671
800	Central Japan Railway Co.	141,729
16,300	ComfortDelGro Corp., Ltd.	34,880
6,138	DSV A/S	241,173
1,400	East Japan Railway Co.	131,592
28,257	FirstGroup plc*	44,411
8,000	Fukuyama Transporting Co., Ltd.^	39,792
1,432	Go-Ahead Group plc	56,312
20,000	Hankyu Hanshin Holdings, Inc.	129,929
2,300	Hitachi Transport System, Ltd.	40,226
5,000	Keihin Electric Express Railway Co., Ltd.	41,292
6,000	Keio Corp.	51,834
3,000	Keisei Electric Railway Co., Ltd.	38,185
15,000	Kintetsu Corp.	61,027
13,324	MTR Corp., Ltd.	65,740
18,000	Nagoya Railroad Co., Ltd.	74,938

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
12,000	Nankai Electric Railway Co., Ltd.	$70,941
21,910	National Express Group plc	107,437
15,000	Nippon Express Co., Ltd.	70,387
2,900	Nippon Konpo Unyu Soko Co., Ltd.	57,670
13,000	Nishi-Nippon Railroad Co., Ltd.	76,327
8,429	Northgate plc	48,874
6,000	Odakyu Electric Railway Co., Ltd.	64,598
15,000	Sankyu, Inc.	76,382
5,000	Seino Holdings Co., Ltd.	51,988
7,000	Senko Co., Ltd.	47,254
730	Sixt SE	37,360
1,025	Sixt SE	42,090
10,000	Sotetsu Holdings, Inc.^	58,170
6,338	Stagecoach Group plc	27,590
10,000	Tobu Railway Co., Ltd.	49,304
10,000	Tokyu Corp.	79,111
2,993	TransForce, Inc.	51,077
20,000	Transport International Holdings, Ltd.	53,269
1,400	West Japan Railway Co.	96,582

		3,185,540

Semiconductors & Semiconductor Equipment (0.7%):
4,797	Aixtron SE*	21,421
1,817	AMS AG	60,559
2,548	ARM Holdings plc, ADR	115,272
2,024	ASM International NV	78,802
5,119	ASM Pacific Technology, Ltd.	40,049
1,629	ASML Holding NV, NYS	144,606
1,837	BE Semiconductor Industries NV	36,728
1,947	Dialog Semiconductor plc*	65,559
400	Disco Corp.	37,805
1,331	EZchip Semiconductor, Ltd.*	32,902
8,370	Infineon Technologies AG	122,468
712	Melexis NV	38,625
8,000	Sanken Electric Co., Ltd.	28,082
8,000	Screen Holdings Co., Ltd.	58,964
23,152	STMicroelectronics NV	154,421
2,000	Tokyo Seimitsu Co., Ltd.	44,250
191	U-Blox AG	40,734
2,500	ULVAC, Inc.	70,628

		1,191,875

Software (1.1%):
1,917	Aveva Group plc	45,462
2,500	Capcom Co., Ltd.	60,470
2,326	Computer Modelling Group, Ltd.	15,098
211	Constellation Software, Inc./Canada	87,981
682	Dassault Systemes SA	54,558
1,347	Fidessa Group plc	39,711
3,217	Gemalto NV	192,199
3,200	Konami Corp.	76,326
5,169	Micro Focus International plc	121,336
601	NICE Systems, Ltd.	34,491
1,409	Open Text Corp.	67,533
5,783	PlayTech plc	70,809
19,513	Sage Group plc	173,473

Continued

19

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Software, continued
2,404	SAP AG	$191,456
2,151	SimCorp A/S	121,330
2,217	Software AG	63,482
1,900	Square Enix Holdings Co., Ltd.	45,832
1,992	Temenos Group AG	102,934
1,300	Trend Micro, Inc.	52,741
5,915	UbiSoft Entertainment SA*	171,106

		1,788,328

Specialty Retail (1.7%):
1,200	Adastria Co., Ltd.	67,202
1,800	Aoyama Trading Co., Ltd.	69,245
10,955	Automotive Holdings Group, Ltd.	35,836
4,100	BIC Camera, Inc.	35,097
2,464	Bilia AB	55,832
18,000	Chow Sang Sang Holdings International, Ltd.	29,527
2,205	Clas Ohlson AB	39,966
4,700	DCM Holdings Co., Ltd.	33,992
32,869	Dixons Carphone plc	241,530
1,143	Dufry AG, Registered Shares*	135,609
3,195	Dunelm Group plc	44,264
4,900	Edion Corp.	36,900
63,300	Esprit Holdings, Ltd.	69,624
400	Fast Retailing Co., Ltd.	140,092
534	Fielmann AG	39,263
76,000	Giordano International, Ltd.	35,455
602	Groupe FNAC SA*	35,494
5,232	Halfords Group plc	25,726
4,280	Hennes & Mauritz AB, B Shares	152,514
20,566	Howden Joinery Group plc	159,545
3,933	Industria de Diseno Textil SA	134,948
2,973	JB Hi-Fi, Ltd.	42,023
4,170	JD Sports Fashion plc	63,974
25,013	Kingfisher plc	121,099
1,600	Komeri Co., Ltd.	32,987
2,100	K’s Holding Corp.	71,479
13,250	L’occitane International SA	25,589
19,046	Lookers plc	51,750
21,000	Luk Fook Holdings International, Ltd.	44,405
900	Nitori Co., Ltd.	75,652
76,677	Pendragon plc	52,772
3,895	Premier Investments, Ltd.	40,030
2,779	Rona, Inc.	24,807
1,500	Sanrio Co., Ltd.	35,123
2,400	Shimachu Co., Ltd.	54,628
1,000	Shimamura Co., Ltd.^	116,894
9,000	Sports Direct International*	76,298
4,622	Super Retail Group, Ltd.	38,132
2,528	Supergroup plc*	61,317
2,400	USS Co., Ltd.	36,114
155	Valora Holding AG	32,310
2,800	VT Holdings Co., Ltd.	16,593
4,080	WHSmith plc	106,338
11,600	Yamada Denki Co., Ltd.	50,171

		2,888,146

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.9%):
10,460	BlackBerry, Ltd.*	$97,077
6,400	Brother Industries, Ltd.	73,398
6,600	Canon, Inc.	200,066
2,700	Fujifilm Holdings Corp.	112,471
12,300	Konica Minolta Holdings, Inc.	123,385
7,998	Logitech International SA	120,530
84,000	NEC Corp.	266,842
727	Neopost	17,740
23,500	Ricoh Co., Ltd.	241,405
8,300	Seiko Epson Corp.	127,580
9,000	Toshiba Tec Corp.	32,086
6,800	Wacom Co., Ltd./Japan	27,051
873	Wincor Nixdorf AG	43,739

		1,483,370

Textiles, Apparel & Luxury Goods (1.7%):
2,364	Adidas AG	230,322
4,816	Burberry Group plc	84,696
381	Christian Dior SA	64,711
6,715	Compagnie Financiere Richemont SA	482,506
1,059	Gerry Weber International AG	14,666
1,311	Gildan Activewear, Inc.	37,259
280,000	Global Brands Group Holdings, Ltd.*	52,892
121	Hermes International SA	40,791
1,437	Hugo Boss AG	119,653
1,307	Kering	222,753
88,358	Li & Fung, Ltd.	59,627
643	Luxottica Group SpA	41,911
1,520	LVMH Moet Hennessy Louis Vuitton SA	237,584
7,000	Onward Holdings Co., Ltd.	42,953
2,842	Pandora A/S	358,678
6,400	Prada SpA	19,860
1,139	Salvatore Ferragamo Italia SpA	26,534
27,600	Samsonite International SA	82,805
9,000	Seiko Holdings Corp.	50,785
28,000	Stella International Holdings, Ltd.	69,563
546	Swatch Group AG (The)	190,598
992	Swatch Group AG (The), Registered Shares	67,032
973	Ted Baker plc	42,813
36,000	Texwinca Holdings, Ltd.	37,541
404	Tod’s SpA	31,902
6,000	Wacoal Holdings Corp.	71,665
27,500	Yue Yuen Industrial Holdings, Ltd.	93,428

		2,875,528

Thrifts & Mortgage Finance (0.1%):
2,931	Aareal Bank AG	92,562
998	Genworth MI Canada, Inc.	19,188

		111,750

Tobacco (0.5%):
3,956	British American Tobacco plc, ADR	436,940
4,473	Imperial Tobacco Group plc	235,227
4,800	Japan Tobacco, Inc.	176,264
2,105	Swedish Match AB, Class B	74,526

		922,957

Continued

20

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors (1.9%):
2,637	AddTech AB, B Shares	$44,819
21,185	Ashtead Group plc	348,542
894	Baywa AG	27,553
378	Bossard Holding AG	41,144
5,890	Brammer plc	15,811
2,932	Brenntag AG	153,007
4,067	Bunzl plc	112,330
1,879	Cramo OYJ	38,677
6,511	Diploma plc	72,865
6,630	Finning International, Inc.	89,518
7,080	Grafton Group plc	77,038
11,000	Hanwa Co., Ltd.	47,380
1,200	Inaba Denki Sangyo Co., Ltd.	38,292
1,100	Indutrade AB	62,028
11,200	ITOCHU Corp.	132,043
13,000	Iwatani Corp.	67,096
1,700	Kanamoto Co., Ltd.	43,089
24,000	Kanematsu Corp.	40,344
3,554	Kloeckner & Co. SE	30,878
22,100	Marubeni Corp.	113,464
5,100	Misumi Group, Inc.	70,241
9,800	Mitsubishi Corp.	162,831
12,100	Mitsui & Co., Ltd.	143,727
4,700	Nagase & Co., Ltd.	59,242
163,100	Noble Group, Ltd.	45,390
4,540	Ramirent OYJ	31,711
10,389	Rexel SA	137,903
224	Richelieu Hardware, Ltd.	10,987
1,801	Russel Metals, Inc.	20,919
26,046	SIG plc	54,714
41,600	Sojitz Corp.	87,212
8,100	Sumitomo Corp.	82,509
1,900	Toromont Industries, Ltd.	43,329
8,700	Toyota Tsushu Corp.	203,513
8,935	Travis Perkins plc	258,127
3,215	Wolseley plc	174,739

		3,183,012

Transportation Infrastructure (0.7%):
3,319	Abertis Infraestructuras SA	51,727
384	Aeroports de Paris	44,517
4,450	Atlantia SpA	117,848
27,490	Auckland International Airport, Ltd.	107,942
37,862	BBA Aviation plc	105,480
192	Flughafen Zuerich AG	144,060
1,200	Fraport AG	76,556
3,270	Groupe Eurotunnel SA	40,576
1,679	Hamburger Hafen und Logistik AG	25,548
129,000	Hutchison Port Holdings Trust	68,148
9,000	Kamigumi Co., Ltd.	77,480
5,000	Mitsubishi Logistics Corp.	65,956
20,665	Qube Holdings, Ltd.	35,864
15,500	SATS, Ltd.	41,984
3,463	SIAS SpA	36,617
8,000	Sumitomo Warehouse Co., Ltd. (The)	42,288

Shares or Principal Amount		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
8,572	Sydney Airport	$39,427
679	Transurban Group*	5,154
12,219	Transurban Group	92,752
1,114	Westshore Terminals Investment Corp.	9,381

		1,229,305

Water Utilities (0.2%):
11,156	Pennon Group plc	141,490
4,217	Severn Trent plc	135,222
5,368	United Utilities Group plc	73,968

		350,680

Wireless Telecommunication Services (1.1%):
3,844	Freenet AG	130,317
7,400	KDDI Corp.	191,587
13,000	M1, Ltd./Singapore	24,888
452	Millicom International Cellular SA, SDR	25,763
2,104	Mobistar SA*	51,013
23,100	NTT DoCoMo, Inc.	473,506
1,708	Rogers Communications, Inc., Class B	58,858
4,200	SoftBank Group Corp.	211,683
10,900	StarHub, Ltd.	28,363
12,183	Tele2 AB	121,101
182,837	Vodafone Group plc	591,307

		1,908,386

Total Common Stocks (Cost $189,185,271)		169,683,172

Preferred Stocks (0.4%):
Automobiles (0.4%):
955	Bayerische Motoren Werke AG (BMW), 3.79%	79,984
1,528	Porsche Automobil Holding SE, 4.03%	82,789
3,007	Volkswagen AG, 3.65%	435,564

		598,337

Total Preferred Stocks (Cost $989,101)		598,337

Rights (0.0%):
Banks (0.0%):
31,027	Unione di Banche Italiane SpA , Expires on 1/13/16*(a)	—

Oil, Gas & Consumable Fuels (0.0%):
14,649	Repsol SA, Expires on 1/08/16*	7,306

Total Rights (Cost $—)		7,306

Securities Held as Collateral for Securities on Loan (0.4%):
$698,186	AZL DFA International Core Equity Fund Securities Lending Collateral Account(d)	698,186

Total Securities Held as Collateral for Securities on Loan (Cost $698,186)		698,186

Total Investment Securities (Cost $190,872,558)(e) — 100.4%		170,987,001
Net other assets (liabilities) — (0.4)%		(714,198)

Net Assets — 100.0%		$170,272,803

Continued

21

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GO—General Obligation

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $659,168.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the Fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 0.00% of the net assets of the fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	6.0%
Austria	0.5%
Belgium	1.8%
Bermuda	0.1%
Cambodia	—	%NM
Canada	6.0%
Cayman Islands	—	%NM
China	0.1%
Colombia	—	%NM
Denmark	1.9%
Egypt	—	%NM
European Community	—	%NM
Finland	1.7%
France	7.5%
Georgia	—	%NM
Germany	6.9%
Gibraltar	—	%NM
Hong Kong	2.6%

Country	Percentage
Ireland (Republic of)	1.3%
Isle of Man	—	%NM
Israel	0.5%
Italy	2.6%
Japan	25.0%
Luxembourg	0.2%
Malta	0.1%
Netherlands	3.0%
New Zealand	0.5%
Norway	0.4%
Singapore	0.8%
Spain	2.6%
Sweden	3.3%
Switzerland	7.4%
United Kingdom	16.6%
United States	0.6%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

22

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$190,872,558

Investment securities, at value*	$170,987,001
Interest and dividends receivable	178,017
Foreign currency, at value (cost $141,735)	142,719
Receivable for investments sold	533,581
Reclaims receivable	63,412

Total Assets	171,904,730

Liabilities:
Cash overdraft	619,676
Payable for capital shares redeemed	84,459
Payable for collateral received on loaned securities	698,186
Manager fees payable	109,371
Administration fees payable	16,573
Distribution fees payable	36,457
Custodian fees payable	32,103
Administrative and compliance services fees payable	815
Trustee fees payable	599
Other accrued liabilities	33,688

Total Liabilities	1,631,927

Net Assets	$170,272,803

Net Assets Consist of:
Capital	$188,580,520
Accumulated net investment income/(loss)	1,857,623
Accumulated net realized gains/(losses) from investment transactions	(276,496)
Net unrealized appreciation/(depreciation) on investments	(19,888,844)

Net Assets	$170,272,803

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,858,559
Net Asset Value (offering and redemption price per share)	$9.03

*	Includes securities on loan of $659,168.

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Dividends	$3,429,916
Interest	82
Income from securities lending	17,349
Foreign withholding tax	(526,855)

Total Investment Income	2,920,492

Expenses:
Manager fees	1,165,596
Administration fees	105,231
Distribution fees	306,735
Custodian fees	83,825
Administrative and compliance services fees	1,899
Trustee fees	7,858
Professional fees	8,740
Shareholder reports	19,885
Other expenses	2,694

Total expenses before reductions	1,702,463
Less expenses voluntarily waived/reimbursed by the Manager	(245,391)

Net expenses	1,457,072

Net Investment Income/(Loss)	1,463,420

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(413)
Change in net unrealized appreciation/depreciation on investments	(19,888,844)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,889,257)

Change in Net Assets Resulting From Operations	$(18,425,837)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

23

Statements of Changes in Net Assets

AZL DFA International Core Equity Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,463,420
Net realized gains/(losses) on investment transactions	(413)
Change in unrealized appreciation/depreciation on investments	(19,888,844)

Change in net assets resulting from operations	(18,425,837)

Capital Transactions:
Proceeds from shares issued	197,916,531
Value of shares redeemed	(9,217,891)
Change in net assets resulting from capital transactions	188,698,640

Change in net assets	170,272,803

Net Assets:
Beginning of period	—
End of period	$170,272,803

Accumulated net investment income/(loss)	$1,857,623

Share Transactions:
Shares issued	19,800,073
Shares redeemed	(941,514)

Change in shares	18,858,559

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

24

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(1.05)

Total from Investment Activities	(0.97)

Net Asset Value, End of Period	$9.03

Total Return(b)	(9.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$170,273
Net Investment Income/(Loss)(d)	1.19%
Expenses Before Reductions(d)(e)	1.39%
Expenses Net of Reductions(d)	1.19%
Portfolio Turnover Rate	4	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

25

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

26

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $1.7 million for the period ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,719 during the period ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA International Core Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of

27

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2015

certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $987 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

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AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2015

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$77,599	$1,966,618	$2,044,217
Auto Components	192,716	4,199,988	4,392,704
Banks	2,881,185	14,015,810	16,896,995
Beverages	475,615	2,083,822	2,559,437
Capital Markets	308,270	3,749,871	4,058,141
Chemicals	195,853	8,202,701	8,398,554
Commercial Services & Supplies	147,575	2,786,953	2,934,528
Communications Equipment	29,770	479,608	509,378
Construction & Engineering	270,584	3,086,140	3,356,724
Construction Materials	200,270	1,382,116	1,582,386
Containers & Packaging	92,710	1,252,429	1,345,139
Distributors	18,322	169,786	188,108
Diversified Consumer Services	36,557	179,838	216,395
Diversified Financial Services	76,433	1,283,719	1,360,152
Diversified Telecommunication Services	79,511	4,363,847	4,443,358
Electric Utilities	41,696	2,182,405	2,224,101
Electronic Equipment, Instruments & Components	4,346	2,750,165	2,754,511
Energy Equipment & Services	206,211	884,922	1,091,133
Food & Staples Retailing	328,755	4,040,654	4,369,409
Food Products	99,511	4,497,937	4,597,448
Gas Utilities	33,567	652,636	686,203
Health Care Providers & Services	14,603	1,145,226	1,159,829
Hotels, Restaurants & Leisure	129,473	3,387,905	3,517,378
Household Durables	33,266	3,875,093	3,908,359
Independent Power and Renewable Electricity Producers	157,745	104,859	262,604
Industrial Conglomerates	37,742	1,863,425	1,901,167
Insurance	1,206,744	7,713,629	8,920,373
IT Services	68,526	1,658,925	1,727,451
Life Sciences Tools & Services	204,472	691,104	895,576
Media	434,536	3,866,361	4,300,897
Metals & Mining	1,575,823	4,193,230	5,769,053
Multiline Retail	153,448	1,088,727	1,242,175
Multi-Utilities	76,665	784,455	861,120
Oil, Gas & Consumable Fuels	2,803,248	3,392,375	6,195,623
Paper & Forest Products	88,014	983,164	1,071,178
Personal Products	559,522	304,299	863,821
Pharmaceuticals	967,499	5,056,569	6,024,068
Professional Services	28,657	1,910,347	1,939,004
Real Estate Management & Development	175,707	3,151,558	3,327,265
Road & Rail	462,873	2,722,667	3,185,540
Semiconductors & Semiconductor Equipment	292,780	899,095	1,191,875
Software	170,612	1,617,716	1,788,328
Specialty Retail	24,807	2,863,339	2,888,146
Technology Hardware, Storage & Peripherals	217,607	1,265,763	1,483,370
Textiles, Apparel & Luxury Goods	37,259	2,838,269	2,875,528
Thrifts & Mortgage Finance	19,188	92,562	111,750
Tobacco	436,940	486,017	922,957
Trading Companies & Distributors	164,753	3,018,259	3,183,012
Transportation Infrastructure	9,381	1,219,924	1,229,305
Wireless Telecommunication Services	58,858	1,849,528	1,908,386
Other Common Stocks+	—	25,019,013	25,019,013
Preferred Stocks	—	598,337	598,337
Rights	—	7,306	7,306
Securities Held as Collateral for Securities on Loan	—	698,186	698,186

Total Investment Securities	$16,407,804	$154,579,197	$170,987,001

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments. A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 instruments at the end of the period.

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AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA International Core Equity Fund	$197,218,029	$7,379,652

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $191,012,133. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$6,810,717
Unrealized depreciation	(26,835,849)

Net unrealized appreciation/(depreciation)	$(20,025,132)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Capital loss carryforwards not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA International Core Equity Fund	$138,827	$—	$138,827

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA International Core Equity Fund	$1,859,690	$—	$(138,827)	$(20,028,580)	$(18,307,717)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA International Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA International Core Equity Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

34

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

36

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

37

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 26

Statement of Operations Page 26

Statements of Changes in Net Assets Page 27

Financial Highlights Page 28

Notes to the Financial Statements Page 29

Report of Independent Registered Public Accounting Firm Page 33

Other Information Page 34

Approval of Investment Advisory and Subadvisory Agreements Page 35

Information about the Board of Trustees and Officers Page 38

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 to the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® DFA U.S. Core Equity Fund returned -5.10%. That compared to a -2.99% total return for its benchmark, the Russell 3000® Index1.

Equities faced a challenging environment during the period from inception through the end of the year. This was due to a number of factors, including the sharp decline in commodity prices, particularly the price of oil, and ripple effects from China’s slowing economy. The U.S. Federal Reserve’s delay in raising the federal funds rate until December caused some investor concern about the overall health of the domestic economy.

In absolute terms, U.S. equities were challenged by this environment. However, despite these headwinds, U.S. stocks generally fared better than international developed and emerging market equities.

The Fund underperformed the benchmark. The most significant factor detracting from performance was the Fund’s smaller exposure to large-cap stocks relative to the benchmark; during the period since the Fund’s inception through year-end, large-caps out performed small-cap stocks. The Fund was also hurt by its larger-than-benchmark exposure to value stocks, which broadly underperformed growth stocks during the period.*

Positive contributors to performance included a higher weight in financials stocks, which performed well, and a lower weight in the underperforming energy sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA U.S. Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

	6 Month	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	-3.16%	-5.10%
Russell 3000® Index	-1.43%	-2.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market cap and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA U.S. Core Equity Fund	$1,000.00	$968.40	$6.18	0.85%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA U.S. Core Equity Fund	$1,000.00	$1,030.67	$6.38	0.85%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	18.9%
Consumer Discretionary	16.4
Financials	15.3
Industrials	13.2
Health Care	12.4
Consumer Staples	8.4
Energy	5.5
Materials	4.5
Utilities	3.3
Telecommunication Services	1.9

Total Common Stocks	99.8
Convertible Bond	— ^
Securities Held as Collateral for Securities on Loan	7.3
Money Market	0.2

Total Investment Securities	107.3
Net other assets (liabilities)	(7.3)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.8%):
Aerospace & Defense (2.8%):
1,674	AAR Corp.	$44,009
4,560	Aerojet Rocketdyne Holdings, Inc.*	71,410
1,321	AeroVironment, Inc.*	38,930
418	American Science & Engineering, Inc.	17,297
1,124	Astronics Corp., Class A*	45,758
168	Astronics Corp., Class B*^	6,829
3,020	BE Aerospace, Inc.	127,957
17,722	Boeing Co. (The)	2,562,424
1,002	Breeze-Eastern Corp.*^	19,840
4,229	BWX Technologies, Inc.	134,355
685	CPI Aerostructures, Inc.*	6,665
1,527	Cubic Corp.	72,151
3,375	Curtiss-Wright Corp.	231,188
5,683	DigitalGlobe, Inc.*	88,996
1,181	Engility Holdings, Inc.*	38,359
2,068	Esterline Technologies Corp.*	167,508
6,630	General Dynamics Corp.	910,697
1,641	HEICO Corp.	89,205
2,423	HEICO Corp., Class A	119,212
6,300	Hexcel Corp.	292,635
16,546	Honeywell International, Inc.	1,713,669
2,439	Huntington Ingalls Industries, Inc.	309,387
3,993	KLX, Inc.*	122,944
4,471	Kratos Defense & Security Solutions, Inc.*^	18,331
1,921	L-3 Communications Holdings, Inc.	229,579
1,019	LMI Aerospace, Inc.*^	10,261
7,202	Lockheed Martin Corp.	1,563,914
2,746	Moog, Inc., Class A*	166,408
140	Moog, Inc., Class B*	8,497
4,413	Northrop Grumman Corp.	833,219
4,794	Orbital ATK, Inc.	428,296
3,765	Precision Castparts Corp.	873,518
5,948	Raytheon Co.	740,704
5,248	Rockwell Collins, Inc.	484,390
3,691	Spirit AeroSystems Holdings, Inc., Class A*	184,808
2,334	Teledyne Technologies, Inc.*^	207,026
10,903	Textron, Inc.	458,035
1,412	TransDigm Group, Inc.*	322,571
3,379	Triumph Group, Inc.	134,315
18,573	United Technologies Corp.	1,784,308

		15,679,605

Air Freight & Logistics (0.7%):
4,941	Air Transport Services Group, Inc.*	49,805
2,000	Atlas Air Worldwide Holdings, Inc.*	82,680
5,902	C.H. Robinson Worldwide, Inc.	366,042
1,026	Echo Global Logistics, Inc.*	20,920
5,128	Expeditors International of Washington, Inc.	231,273
5,089	FedEx Corp.	758,210
1,779	Forward Air Corp.	76,515
2,393	Hub Group, Inc.*	78,849
1,058	Park-Ohio Holdings Corp.	38,913
3,266	Radiant Logistics, Inc.*^	11,202
18,987	United Parcel Service, Inc., Class B	1,827,120

Shares		Fair Value
Common Stocks, continued
Air Freight & Logistics, continued
7,951	UTI Worldwide, Inc.*	$55,896
4,593	XPO Logistics, Inc.*^	125,159

		3,722,584

Airlines (0.9%):
7,723	Alaska Air Group, Inc.	621,779
998	Allegiant Travel Co.	167,494
18,817	American Airlines Group, Inc.	796,900
2,516	Copa Holdings SA, Class A^	121,422
19,429	Delta Air Lines, Inc.	984,856
5,008	Hawaiian Holdings, Inc.*	176,933
20,928	JetBlue Airways Corp.*	474,019
16,261	Southwest Airlines Co.	700,199
5,511	Spirit Airlines, Inc.*	219,613
10,884	United Continental Holdings, Inc.*	623,653

		4,886,868

Auto Components (1.0%):
4,688	American Axle & Manufacturing Holdings, Inc.*	88,791
3,449	Autoliv, Inc.^	430,332
8,910	BorgWarner, Inc.	385,179
5,300	Cooper Tire & Rubber Co.	200,605
1,615	Cooper-Standard Holding, Inc.*	125,308
13,476	Dana Holding Corp.	185,969
8,299	Delphi Automotive plc	711,473
1,483	Drew Industries, Inc.	90,300
6,922	Federal Mogul Holdings Corp.*	47,416
2,274	Fox Factory Holding Corp.*	37,589
1,458	Fuel Systems Solutions, Inc.*	7,130
15,509	Gentex Corp.	248,299
2,720	Gentherm, Inc.*	128,928
21,106	Goodyear Tire & Rubber Co.	689,532
1,365	Horizon Global Corp.*	14,155
12,402	Johnson Controls, Inc.	489,754
3,653	Lear Corp.	448,697
3,637	Modine Manufacturing Co.*	32,915
1,190	Motorcar Parts of America, Inc.*	40,234
2,574	Spartan Motors, Inc.	8,005
1,736	Standard Motor Products, Inc.	66,055
1,582	Stoneridge, Inc.*	23,414
275	Strattec Security Corp.^	15,535
3,646	Tenneco, Inc.*	167,388
1,187	Tower International, Inc.	33,913
2,847	Visteon Corp.*	325,982

		5,042,898

Automobiles (0.7%):
123,486	Ford Motor Co.	1,739,917
36,273	General Motors Co.	1,233,645
7,133	Harley-Davidson, Inc.^	323,767
597	Tesla Motors, Inc.*^	143,286
3,270	Thor Industries, Inc.	183,611
1,652	Winnebago Industries, Inc.	32,875

		3,657,101

Continued

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks (6.4%):
913	1st Constitution Bancorp*	$11,750
2,060	1st Source Corp.	63,592
691	Access National Corp.	14,138
504	ACNB Corp.	10,922
661	American National Bankshares, Inc.	16,928
587	American River Bankshares*	6,210
2,147	Ameris Bancorp	72,977
704	Ames National Corp.^	17,100
856	Arrow Financial Corp.	23,258
7,268	Associated Banc-Corp.^	136,275
1,178	BancFirst Corp.	69,054
2,831	Bancorp, Inc. (The)*^	18,033
5,694	BancorpSouth, Inc.	136,599
188,718	Bank of America Corp.	3,176,124
899	Bank of Commerce Holdings	6,005
2,907	Bank of Hawaii Corp.^	182,850
451	Bank of Marin Bancorp^	24,083
3,947	Bank of the Ozarks, Inc.	195,219
5,897	BankUnited, Inc.	212,646
1,432	Banner Corp.	65,672
459	Bar Harbor Bankshares	15,799
826	Baylake Corp.	12,068
13,570	BB&T Corp.	513,082
6,899	BBCN Bancorp, Inc.	118,801
842	BCB Bancorp, Inc.	8,757
2,507	Berkshire Hills Bancorp, Inc.	72,979
1,852	BNC Bancorp^	47,004
2,562	BOK Financial Corp.^	153,182
7,445	Boston Private Financial Holdings, Inc.	84,426
668	Bridge Bancorp, Inc.	20,327
1,162	Bryn Mawr Bank Corp.	33,373
74	C&F Financial Corp.	2,886
753	California First National Bancorp	9,797
562	Camden National Corp.	24,779
2,300	Capital Bank Financial Corp.	73,554
1,309	Capital City Bank Group, Inc.	20,093
1,814	Cardinal Financial Corp.	41,269
5,492	Cascade Bancorp*	33,336
6,141	Cathay General Bancorp	192,398
3,426	Centerstate Banks, Inc.	53,617
3,302	Central Pacific Financial Corp.	72,710
933	Central Valley Community Bancorp	11,532
273	Century Bancorp, Inc.	11,865
2,492	Chemical Financial Corp.	85,401
377	Chemung Financial Corp.	10,428
4,961	CIT Group, Inc.	196,952
53,429	Citigroup, Inc.	2,764,951
943	Citizens & Northern Corp.	19,803
552	Citizens Holding Co.	13,138
1,304	City Holding Co.^	59,515
938	Civista Bancshares, Inc.	12,035
1,096	CNB Financial Corp.	19,761
3,178	CoBiz Financial, Inc.	42,649
72	Codorus Valley Bancorp, Inc.	1,464
56	Colony Bankcorp, Inc.*	544

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,847	Columbia Banking System, Inc.	$157,576
4,301	Comerica, Inc.	179,911
7,135	Commerce Bancshares, Inc.^	303,512
3,075	Community Bank System, Inc.	122,816
2,277	Community Bankers Trust Corp.*	12,227
1,325	Community Trust Bancorp, Inc.	46,322
1,798	CommunityOne Bancorp*^	24,219
2,266	ConnectOne Bancorp, Inc.	42,352
1,273	CU Bancorp*	32,283
3,165	Cullen/Frost Bankers, Inc.^	189,900
2,643	Customers Bancorp, Inc.*	71,942
6,990	CVB Financial Corp.^	118,271
408	DNB Financial Corp.^	11,571
1,882	Eagle Bancorp, Inc.*^	94,985
6,575	East West Bancorp, Inc.	273,257
1,692	Eastern Virginia Bankshares, Inc.	12,149
1,529	Enterprise Financial Services Corp.	43,347
312	Evans Bancorp, Inc.	7,956
9,908	F.N.B. Corp.	132,173
569	Farmers Capital Bank Corp.*	15,426
1,329	Farmers National Banc Corp.	11,429
1,636	Fidelity Southern Corp.	36,499
21,643	Fifth Third Bancorp	435,024
1,053	Financial Institutions, Inc.	29,484
16,004	First Bancorp*	52,013
1,497	First Bancorp	28,054
814	First Bancorp, Inc.	16,663
611	First Bancshares, Inc. (The)	11,206
2,201	First Busey Corp.	45,407
664	First Business Financial Services, Inc.	16,607
633	First Citizens BancShares, Inc., Class A^	163,422
1,419	First Community Bankshares	26,436
1,217	First Connecticut Bancorp, Inc.	21,188
4,645	First Financial Bancorp	83,935
967	First Financial Corp.	32,849
12,512	First Horizon National Corp.	181,674
1,650	First Interstate BancSystem	47,966
2,874	First Merchants Corp.	73,057
5,901	First Midwest Bancorp, Inc.	108,755
1,043	First NBC Bank Holding Co.*	38,998
21,539	First Niagara Financial Group, Inc.	233,698
1,049	First of Long Island Corp. (The)	31,470
5,994	First Republic Bank	395,964
1,283	First South Bancorp	10,982
8,620	FirstMerit Corp.	160,763
2,253	Flushing Financial Corp.	48,755
13,870	Fulton Financial Corp.	180,449
877	German American Bancorp, Inc.^	29,222
4,261	Glacier Bancorp, Inc.	113,044
1,035	Great Southern Bancorp, Inc.	46,844
1,174	Guaranty Bancorp	19,418
6,125	Hancock Holding Co.	154,166
2,408	Hanmi Financial Corp.	57,118
37	Hawthorn Bancshares, Inc.	581
1,375	Heartland Financial USA, Inc.	43,120

Continued

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,292	Heritage Financial Corp.	$43,181
2,568	Heritage Oaks Bancorp	20,570
2,010	Hertiage Commerce Corp.	24,040
7,010	Hilltop Holdings, Inc.*	134,732
4,464	Home Bancshares, Inc.	180,881
1,540	Hometrust Bancshares, Inc.*	31,185
700	Horizon Bancorp^	19,572
36,469	Huntington Bancshares, Inc.	403,347
2,106	IBERIABANK Corp.	115,977
1,483	Independent Bank Corp.	68,989
1,288	Independent Bank Group, Inc.	41,216
5,028	International Bancshares Corp.	129,220
18,545	Investors Bancorp, Inc.	230,700
78,963	JPMorgan Chase & Co.	5,213,926
20,878	KeyCorp	275,381
2,859	Lakeland Bancorp, Inc.	33,708
1,104	Lakeland Financial Corp.^	51,468
416	Landmark Bancorp, Inc.	10,923
712	LCNB Corp.	11,648
2,565	LegacyTexas Financial Group, Inc.	64,176
3,102	M&T Bank Corp.	375,900
2,571	Macatawa Bank Corp.	15,555
918	Mackinac Financial Corp.	10,823
1,644	Mainsource Financial Group, Inc.	37,615
5,068	MB Financial, Inc.^	164,051
1,869	MBT Financial Corp.*	12,765
1,293	Mercantile Bank Corp.	31,730
471	Merchants Bancshares, Inc.	14,832
555	Middleburg Financial Corp.^	10,256
638	MidWestone Financial Group, Inc.	19,402
907	Monarch Financial Holdings, Inc.	16,317
570	MutualFirst Financial, Inc.	14,204
2,758	National Bank Holdings Corp.	58,938
514	National Bankshares, Inc.^	18,268
10,583	National Penn Bancshares, Inc.	130,488
3,330	NBT Bancorp, Inc.	92,840
2,744	Newbridge Bancorp	33,422
1,094	Northeast Bancorp	11,487
510	Northrim Bancorp, Inc.	13,566
341	Norwood Financial Corp.^	9,790
3,309	OFG Bancorp	24,222
440	Ohio Valley Banc Corp.	10,899
819	Old Line Bancshares, Inc.	14,390
8,828	Old National Bancorp	119,708
676	Old Point Financial Corp.	11,600
2,225	Old Second Bancorp, Inc.*	17,444
638	Orrstown Financial Services, Inc.	11,471
1,339	Pacific Continental Corp.	19,924
1,205	Pacific Mercantile Bancorp*	8,568
1,234	Pacific Premier Bancorp, Inc.*	26,223
3,352	PacWest Bancorp	144,471
3,377	Park Sterling Corp.	24,720
816	Parke Bancorp, Inc.	10,184
1,165	Peapack-Gladstone Financial Corp.	24,022
364	Penns Woods Bancorp, Inc.	15,455

Shares		Fair Value
Common Stocks, continued
Banks, continued
553	Peoples Bancorp	$10,678
1,361	Peoples Bancorp, Inc.	25,641
16,826	People’s United Financial, Inc.	271,740
2,028	Pinnacle Financial Partners, Inc.	104,158
8,436	PNC Financial Services Group, Inc.	804,035
5,883	Popular, Inc.	166,724
878	Preferred Bank Los Angeles	28,992
689	Premier Financial Bancorp, Inc.	11,327
5,202	PrivateBancorp, Inc.	213,386
3,666	Prosperity Bancshares, Inc.^	175,455
606	QCR Holdings, Inc.	14,720
35,339	Regions Financial Corp.	339,254
2,391	Renasant Co.	82,274
1,417	Republic Bancorp, Inc.	37,423
2,622	S & T Bancorp, Inc.	80,810
348	Salisbury Bancorp, Inc.	11,623
1,898	Sandy Spring Bancorp, Inc.	51,170
1,879	Seacoast Banking Corp.*	28,147
1,252	Select Bancorp, Inc.*	10,129
1,113	Shore Bancshares, Inc.	12,109
1,028	Sierra Bancorp	18,144
1,267	Signature Bank*	194,320
1,703	Simmons First National Corp., Class A	87,466
1,569	South State Corp.	112,890
583	Southern First Bancshares, Inc.*	13,176
935	Southern National Bancorp	12,211
1,447	Southwest Bancorp	25,294
2,709	State Bank Financial Corp.	56,970
6,781	Sterling Bancorp	109,988
955	Stock Yards Bancorp, Inc.^	36,089
884	Suffolk Bancorp	25,061
557	Summit Financial Group, Inc.	6,623
1,426	Sun Bancorp, Inc.*	29,433
8,369	SunTrust Banks, Inc.	358,528
2,291	SVB Financial Group*	272,400
8,266	Synovus Financial Corp.	267,653
2,000	Talmer Bancorp, Inc., Class A	36,220
13,618	TCF Financial Corp.	192,286
2,115	Texas Capital Bancshares, Inc.*	104,523
1,121	Tompkins Financial Corp.^	62,955
3,917	TowneBank	81,748
1,726	TriCo Bancshares	47,361
2,154	Tristate Capital Holdings, Inc.*^	30,134
5,128	Trustmark Corp.^	118,149
94	Two River Bancorp	933
34,152	U.S. Bancorp	1,457,266
2,255	UMB Financial Corp.	104,970
12,264	Umpqua Holdings Corp.	194,998
3,371	Union Bankshares Corp.	85,084
384	Union Bankshares, Inc.^	10,717
4,529	United Bankshares, Inc.	167,528
545	United Community Banks, Inc.	10,622
1,135	United Security Bancshares*	6,062
38	Unity Bancorp, Inc.	475
1,521	Univest Corp.^	31,728

Continued

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
17,576	Valley National Bancorp	$173,124
1,113	Washington Trust Bancorp	43,986
622	WashingtonFirst Bankshare, Inc.	14,082
4,533	Webster Financial Corp.	168,582
97,536	Wells Fargo & Co.	5,302,056
2,903	WesBanco, Inc.^	87,148
1,062	West Bancorp	20,975
1,687	Westamerica Bancorp^	78,867
3,990	Western Alliance Bancorp*	143,081
5,952	Wilshire Bancorp, Inc.	68,746
3,337	Wintrust Financial Corp.	161,911
190	Xenith Bankshares, Inc.*	1,416
2,344	Yadkin Financial Corp.	58,998
368	Your Community Bankshares, Inc.	11,599
4,779	Zions Bancorp	130,467

		36,187,393

Beverages (1.9%):
466	Boston Beer Co., Inc. (The), Class A*^	94,090
840	Brown-Forman Corp., Class A^	92,492
2,734	Brown-Forman Corp., Class B	271,432
545	Coca-Cola Bottling Co. Consolidated	99,468
91,177	Coca-Cola Co. (The)	3,916,964
9,466	Coca-Cola Enterprises, Inc.	466,106
2,448	Constellation Brands, Inc., Class A	348,693
6,432	Dr Pepper Snapple Group, Inc.	599,462
1,327	MGP Ingredients, Inc.	34,436
4,461	Molson Coors Brewing Co., Class A	418,977
1,112	Monster Beverage Corp.*	165,644
2,018	National Beverage Corp.*	91,698
39,574	PepsiCo, Inc.	3,954,234

		10,553,696

Biotechnology (3.0%):
42,387	AbbVie, Inc.	2,511,007
1,111	Acadia Pharmaceuticals, Inc.*^	39,607
600	Acorda Therapeutics, Inc.*^	25,668
734	Agios Pharmaceuticals, Inc.*^	47,651
1,578	Alexion Pharmaceuticals, Inc.*	301,004
1,675	Alkermes plc*	132,962
838	Alnylam Pharmaceuticals, Inc.*	78,889
13,648	Amgen, Inc.	2,215,480
12,134	Baxalta, Inc.	473,590
5,547	Biogen Idec, Inc.*	1,699,323
1,217	BioMarin Pharmaceutical, Inc.*	127,493
271	Biospecifics Technologies Corp.*^	11,645
4,351	Biota Pharmaceuticals, Inc.*	8,441
813	Bluebird Bio, Inc.*^	52,211
633	Catalyst Biosciences, Inc.*	1,981
17,875	Celgene Corp.*	2,140,710
1,376	Cepheid, Inc.*^	50,265
101	Clovis Oncology, Inc.*^	3,535
2,582	Dyax Corp.*	97,135
2,168	Emergent Biosolutions, Inc.*	86,742
1,701	Enanta Pharmaceuticals, Inc.*	56,167
39,338	Gilead Sciences, Inc.	3,980,613

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
4,018	Incyte Corp.*	$435,752
83	Insys Therapeutics, Inc.*^	2,376
477	Intercept Pharmaceuticals, Inc.*	71,240
1,779	Intrexon Corp.^	53,637
1,082	Ionis Pharmaceuticals, Inc.*^	67,008
826	Ligand Pharmaceuticals, Inc., Class B*	89,555
6,222	Medivation, Inc.*	300,771
2,033	Myriad Genetics, Inc.*	87,744
1,599	Neurocrine Biosciences, Inc.*	90,455
6,394	OPKO Health, Inc.*^	64,260
432	Puma Biotechnology, Inc.*^	33,869
1,498	Regeneron Pharmaceuticals, Inc.*	813,219
1,810	Seattle Genetics, Inc.*	81,233
2,907	Tenax Therapeutics, Inc.*	9,535
186	Ultragenyx Pharmaceutical, Inc.*	20,865
1,549	United Therapeutics Corp.*	242,589
1,586	Vertex Pharmaceuticals, Inc.*	199,566
288	ZIOPHARM Oncology, Inc.*	2,393

		16,808,186

Building Products (0.5%):
3,357	A.O. Smith Corp.	257,180
3,058	AAON, Inc.^	71,007
2,156	Allegion plc	142,123
1,273	American Woodmark Corp.*	101,815
1,604	Apogee Enterprises, Inc.	69,790
3,557	Armstrong World Industries, Inc.*	162,662
5,631	Builders FirstSource, Inc.*	62,391
521	Continental Building Products, Inc.*	9,097
4,496	Fortune Brands Home & Security, Inc.	249,528
1,252	Gibraltar Industries, Inc.*	31,851
1,209	Insteel Industries, Inc.	25,292
1,894	Lennox International, Inc.	236,561
9,772	Masco Corp.	276,548
3,362	NCI Building Systems, Inc.*	41,722
833	Nortek, Inc.*^	36,335
8,468	Owens Corning, Inc.	398,249
1,426	Patrick Industries, Inc.*	62,031
3,615	PGT, Inc.*	41,175
3,674	Ply Gem Holdings, Inc.*^	46,072
1,925	Quanex Building Products Corp.	40,136
2,822	Simpson Manufacturing Co., Inc.	96,371
1,844	Trex Co., Inc.*^	70,146
5,393	USG Corp.*^	130,996

		2,659,078

Capital Markets (1.9%):
1,453	Affiliated Managers Group, Inc.*	232,131
3,326	Ameriprise Financial, Inc.	353,953
2,502	Artisan Partners Asset Management, Inc.	90,222
388	Associated Capital Group, Inc., Class A*	11,834
21,817	Bank of New York Mellon Corp. (The)	899,298
700	BGC Partners, Inc., Class A	6,867
1,433	BlackRock, Inc., Class A	487,965
15,655	Charles Schwab Corp. (The)	515,519
190	Diamond Hill Investment Group	35,910

Continued

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
7,542	E*TRADE Financial Corp.*	$223,545
7,289	Eaton Vance Corp.	236,382
6,954	Federated Investors, Inc., Class B	199,232
7,698	Franklin Resources, Inc.	283,440
388	GAMCO Investors, Inc., Class A^	12,044
7,806	Goldman Sachs Group, Inc. (The)	1,406,876
1,743	Greenhill & Co., Inc.	49,867
141	Hennessy Advisors, Inc.	4,226
2,119	HFF, Inc., Class A	65,837
5,199	Interactive Brokers Group, Inc., Class A	226,676
1,643	INTL FCStone, Inc.*	54,975
11,615	Invesco, Ltd.	388,870
2,572	Investment Technology Group, Inc.	43,775
8,761	Janus Capital Group, Inc.	123,442
8,977	KCG Holdings, Inc.*	110,507
10,552	Ladenburg Thalmann Financial Services, Inc.*^	29,124
5,635	Legg Mason, Inc.	221,061
7,804	LPL Financial Holdings, Inc.^	332,841
26,031	Morgan Stanley	828,046
9,712	Northern Trust Corp.	700,138
3,638	NorthStar Asset Management Group, Inc.	44,165
1,024	Oppenheimer Holdings, Class A	17,797
1,113	Pzena Investment Management, Inc.	9,572
6,074	Raymond James Financial, Inc.	352,110
1,544	Safeguard Scientifics, Inc.*	22,403
4,367	SEI Investments Co.	228,831
660	Silvercrest Asset Management Group, Inc., Class A	7,847
5,822	State Street Corp.	386,348
3,314	Stifel Financial Corp.*	140,381
6,198	T. Rowe Price Group, Inc.	443,095
5,347	TD Ameritrade Holding Corp.	185,594
7,585	Waddell & Reed Financial, Inc., Class A	217,386
631	Westwood Holdings, Inc.	32,869
6,557	WisdomTree Investments, Inc.	102,814

		10,365,815

Chemicals (2.7%):
2,215	A. Schulman, Inc.	67,868
3,779	Air Products & Chemicals, Inc.	491,686
4,616	Airgas, Inc.	638,485
1,798	Albemarle Corp.^	100,706
2,318	American Vanguard Corp.^	32,475
1,970	Ashland, Inc.	202,319
4,053	Axiall Corp.	62,416
1,435	Balchem Corp.	87,248
4,081	Cabot Corp.	166,831
4,019	Calgon Carbon Corp.	69,328
6,123	Celanese Corp., Series A	412,262
11,520	CF Industries Holdings, Inc.	470,131
691	Chase Corp.	28,144
4,033	Chemours Co. (The)	21,617
6,548	Chemtura Corp.*	178,564
578	Core Molding Technologies, Inc.*^	7,416
23,516	Dow Chemical Co.	1,210,604
17,167	E.I. du Pont de Nemours & Co.	1,143,322

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
8,309	Eastman Chemical Co.	$560,941
6,340	Ecolab, Inc.	725,169
3,023	FMC Corp.^	118,290
3,222	Futurefuel Corp.	43,497
2,893	H.B. Fuller Co.	105,508
702	Hawkins, Inc.	25,111
20,298	Huntsman Corp.	230,788
1,620	Innophos Holdings, Inc.	46,948
1,833	Innospec, Inc.	99,550
2,701	International Flavor & Fragrances, Inc.^	323,148
743	KMG Chemicals, Inc.	17,104
783	Koppers Holdings, Inc.*	14,290
2,348	Kraton Performance Polymers, Inc.*	39,000
4,741	Kronos Worldwide, Inc.^	26,739
1,233	LSB Industries, Inc.*^	8,939
11,476	LyondellBasell Industries NV, Class A	997,264
2,350	Minerals Technologies, Inc.	107,771
11,117	Monsanto Co.	1,095,247
15,602	Mosaic Co. (The)	430,459
703	NewMarket Corp.	267,653
21,921	Olin Corp.	378,355
3,546	Omnova Solutions, Inc.*	21,737
6,657	Platform Speciality Products Corp.*^	85,409
6,775	PolyOne Corp.	215,174
6,290	PPG Industries, Inc.	621,578
7,814	Praxair, Inc.	800,154
906	Quaker Chemical Corp.	69,998
4,911	RPM International, Inc.	216,379
3,702	Scotts Miracle-Gro Co. (The)	238,816
1,417	Sensient Technologies Corp.	89,016
2,107	Sherwin Williams Co.	546,977
1,689	Stepan Co.	83,926
1,627	Trecora Resources*	20,159
4,906	Tronox, Ltd., Class A	19,182
3,240	Valspar Corp. (The)	268,758
2,909	W.R. Grace & Co.*	289,707
3,468	Westlake Chemical Corp.	188,382

		14,828,545

Commercial Services & Supplies (1.2%):
3,337	ABM Industries, Inc.	95,004
10,293	ACCO Brands Corp.*	73,389
14,927	ADT Corp. (The)	492,292
4,271	ARC Document Solutions, Inc.*	18,878
2,727	Brady Corp., Class A	62,666
3,409	Brink’s Co. (The)	98,384
1,886	Casella Waste Systems, Inc.*	11,278
2,003	CECO Environmental Corp.	15,383
3,896	Cintas Corp.	354,731
4,474	Clean Harbors, Inc.*^	186,342
8,112	Copart, Inc.*	308,337
7,746	Covanta Holding Corp.^	119,986
4,117	Deluxe Corp.	224,541
2,917	Essendant, Inc.	94,832
1,220	G&K Services, Inc., Class A	76,738

Continued

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
4,520	Herman Miller, Inc.	$129,724
2,671	HNI Corp.	96,316
4,002	Interface, Inc.	76,598
6,809	KAR Auction Services, Inc.	252,137
2,829	Kimball International, Inc., Class B	27,639
3,654	Knoll, Inc.	68,695
1,875	Matthews International Corp., Class A	100,219
2,011	McGrath Rentcorp	50,657
2,641	Mobile Mini, Inc.	82,214
2,304	MSA Safety, Inc.^	100,155
1,003	Multi-Color Corp.	59,989
1,552	NL Industries, Inc.*	4,718
11,428	Pitney Bowes, Inc.	235,988
2,606	Quad Graphics, Inc.	24,236
11,336	R.R. Donnelley & Sons Co.	166,866
17,116	Republic Services, Inc., Class A	752,934
10,583	Rollins, Inc.	274,100
1,467	SP Plus Corp.*	35,061
5,403	Steelcase, Inc., Class A	80,505
2,252	Stericycle, Inc.*	271,591
1,572	Team, Inc.*	50,241
3,883	Tetra Tech, Inc.	101,036
2,299	Trc Companies, Inc.*	21,266
7,765	Tyco International plc	247,626
1,022	UniFirst Corp.	106,492
1,309	US Ecology, Inc.	47,700
8,538	Waste Connections, Inc.	480,860
11,930	Waste Management, Inc.	636,705
5,156	West Corp.	111,215

		6,926,264

Communications Equipment (1.3%):
3,394	ADTRAN, Inc.	58,445
1,072	Alliance Fiber Optic Products, Inc.*	16,252
842	Arista Networks, Inc.*	65,541
12,243	Arris Group, Inc.*	374,268
29,104	Brocade Communications Systems, Inc.	267,175
1,318	CalAmp Corp.*^	26,268
3,965	Calix, Inc.*	31,205
7,195	Ciena Corp.*	148,865
98,834	Cisco Systems, Inc.	2,683,836
10,714	CommScope Holding Co., Inc.*	277,385
316	Communications Systems, Inc.	2,455
2,952	EchoStar Corp., Class A*	115,453
2,442	EMCORE Corp.*	14,969
2,366	F5 Networks, Inc.*	229,407
5,961	Finisar Corp.*	86,673
7,060	Harmonic, Inc.*	28,734
4,123	Harris Corp.	358,289
503	Infinera Corp.*^	9,114
2,791	InterDigital, Inc.	136,871
4,483	Ixia*	55,724
11,482	Juniper Networks, Inc.	316,903
909	KVH Industries, Inc.*	8,563
2,200	Motorola Solutions, Inc.	150,590

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
2,590	NETGEAR, Inc.*	$108,547
1,575	NetScout Systems, Inc.*	48,353
1,082	Numerex Corp., Class A*	6,946
697	Palo Alto Networks, Inc.*	122,770
1,949	Plantronics, Inc.	92,422
7,530	Polycom, Inc.*	94,803
21,754	QUALCOMM, Inc.	1,087,373
2,608	Ruckus Wireless, Inc.*	27,932
289	Ubiquiti Networks, Inc.*	9,158
2,186	ViaSat, Inc.*^	133,368

		7,194,657

Construction & Engineering (0.3%):
7,556	Aecom Technology Corp.*	226,907
800	Aegion Corp.*	15,448
2,172	Ameresco, Inc., Class A*	13,575
1,245	Argan, Inc.	40,338
6,418	Chicago Bridge & Iron Co. NV	250,238
3,167	Comfort Systems USA, Inc.	90,006
2,560	Dycom Industries, Inc.*	179,098
4,493	Emcor Group, Inc.	215,844
6,962	Fluor Corp.^	328,745
2,615	Furmanite Corp.*	17,416
2,241	Granite Construction, Inc.	96,161
1,221	Integrated Electrical Services, Inc.*	13,516
3,132	Jacobs Engineering Group, Inc.*	131,387
6,613	KBR, Inc.	111,892
1,578	MYR Group, Inc.*	32,523
574	NV5 Holdings, Inc.*^	12,617
2,101	Orion Marine Group, Inc.*^	8,761
10,287	Quanta Services, Inc.*	208,312

		1,992,784

Construction Materials (0.2%):
3,233	Eagle Materials, Inc.	195,370
4,198	Headwaters, Inc.*	70,820
1,529	Martin Marietta Materials, Inc.^	208,831
353	U.S. Lime & Minerals, Inc.	19,401
1,308	US Concrete, Inc.*^	68,879
3,797	Vulcan Materials Co.	360,602

		923,903

Consumer Finance (1.1%):
8,426	Ally Financial, Inc.*	157,061
21,738	American Express Co.^	1,511,877
1,222	Asta Funding, Inc.*	9,715
12,087	Capital One Financial Corp.	872,440
2,740	Cash America International, Inc.	82,063
1,912	Consumer Portfolio Services, Inc.*	9,923
1,440	Credit Acceptance Corp.*^	308,189
15,168	Discover Financial Services	813,308
1,968	Encore Capital Group, Inc.*^	57,229
3,948	EZCORP, Inc., Class A*	19,701
1,750	First Cash Financial Services, Inc.*	65,503
28,462	Navient Corp.^	325,890
2,628	Nelnet, Inc.	88,222

Continued

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
750	Nicholas Financial, Inc.*	$8,738
4,454	OneMain Holdings, Inc.*	185,019
3,076	PRA Group, Inc.*	106,706
960	Regional Mgmt Corp.*	14,851
3,911	Santander Consumer USA Holdings, Inc.*	61,989
25,434	SLM Corp.*	165,830
39,485	Synchrony Financial*	1,200,739

		6,064,993

Containers & Packaging (0.9%):
480	AEP Industries, Inc.*	37,032
5,032	AptarGroup, Inc.	365,575
6,108	Avery Dennison Corp.	382,727
5,487	Ball Corp.	399,070
8,105	Bemis Co., Inc.	362,212
4,924	Berry Plastics Group, Inc.*	178,150
3,728	Crown Holdings, Inc.*	189,010
31,666	Graphic Packaging Holding Co.	406,275
1,930	Greif, Inc., Class A	59,463
1,310	Greif, Inc., Class B	56,029
13,718	International Paper Co.	517,168
2,608	Myers Industries, Inc.	34,739
14,800	Owens-Illinois, Inc.*	257,816
5,763	Packaging Corp. of America	363,357
8,276	Sealed Air Corp.	369,110
5,736	Silgan Holdings, Inc.^	308,138
8,155	Sonoco Products Co.	333,295
538	UFP Technologies, Inc.*	12,815
8,158	WestRock Co.	372,168

		5,004,149

Distributors (0.2%):
1,537	Core Markt Holdngs Co., Inc.	125,942
5,041	Genuine Parts Co.	432,972
12,475	LKQ Corp.*	369,634
2,491	Pool Corp.	201,223
1,621	VOXX International Corp.*	8,526
811	Weyco Group, Inc.	21,702

		1,159,999

Diversified Consumer Services (0.3%):
1,304	American Public Education, Inc.*	24,267
3,117	Bright Horizons Family Solutions, Inc.*	208,216
3,401	Cambium Learning Group, Inc.*	16,495
918	Capella Education Co.	42,430
5,222	Career Education Corp.*	18,956
1,464	Carriage Services, Inc.^	35,282
506	Collectors Universe, Inc.	7,843
270	Graham Holdings Co., Class B	130,942
3,582	Grand Canyon Education, Inc.*	143,710
8,916	H&R Block, Inc.	296,992
6,784	Houghton Mifflin Harcourt Co.*	147,756
2,988	K12, Inc.*	26,294
482	Liberty Tax, Inc.^	11,486
2,211	National American University Holdings, Inc.	4,621
14,812	Service Corp. International	385,408

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
3,836	ServiceMaster Global Holdings, Inc.*	$150,525
4,536	Sotheby’s^	116,847
622	Strayer Education, Inc.*	37,395
1,696	Universal Technical Institute, Inc.	7,903

		1,813,368

Diversified Financial Services (1.4%):
29,143	Berkshire Hathaway, Inc., Class B*	3,848,041
4,785	CBOE Holdings, Inc.	310,547
5,476	CME Group, Inc.	496,126
1,660	FactSet Research Systems, Inc.	269,866
3,237	Gain Capital Holdings, Inc.	26,252
1,486	IntercontinentalExchange, Inc.	380,802
8,865	Leucadia National Corp.	154,162
1,798	MarketAxess Holdings, Inc.	200,639
974	Marlin Business Services, Inc.	15,642
7,351	McGraw-Hill Cos., Inc. (The)	724,662
3,411	Moody’s Corp.	342,260
2,689	Morningstar, Inc.	216,222
2,951	MSCI, Inc., Class A	212,856
4,805	NASDAQ OMX Group, Inc. (The)	279,507
3,621	Newstar Financial, Inc.*^	32,517
1,763	PICO Holdings, Inc.*	18,194
1,748	Resource America, Inc., Class A	10,715
1,767	Tiptree Financial, Inc., Class A^	10,849
5,736	Voya Financial, Inc.	211,716

		7,761,575

Diversified Telecommunication Services (1.7%):
78,862	AT&T, Inc.	2,713,641
1,419	Atlantic Tele-Network, Inc.	111,008
15,064	CenturyLink, Inc.	379,010
12,621	Cincinnati Bell, Inc.*	45,436
3,023	Cogent Communications Group, Inc.^	104,868
1,623	FairPoint Communications, Inc.*	26,082
56,476	Frontier Communications Corp.^	263,743
3,714	General Communication, Inc., Class A*	73,463
16,816	Globalstar, Inc.*	24,215
815	Hawaiian Telcom Holdco, Inc.*	20,261
1,994	IDT Corp.	23,250
3,003	Inteliquent, Inc.	53,363
5,873	Level 3 Communications, Inc.*	319,256
1,975	Lumos Networks Corp.*	22,120
4,045	Orbcomm, Inc.*^	29,286
111,515	Verizon Communications, Inc.^	5,154,224

		9,363,226

Electric Utilities (1.4%):
2,950	ALLETE, Inc.	149,949
9,564	American Electric Power Co., Inc.	557,294
11,798	Duke Energy Corp.	842,258
6,122	Edison International	362,484
2,442	El Paso Electric Co.	94,017
2,643	Empire District Electric Co.^	74,189
4,408	Entergy Corp.	301,331
8,052	Eversource Energy	411,216

Continued

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
16,319	Exelon Corp.	$453,179
9,988	FirstEnergy Corp.	316,919
1,272	Genie Energy, Ltd., Class B^	14,183
9,652	Great Plains Energy, Inc.	263,596
2,555	IDACORP, Inc.	173,740
7,710	ITC Holdings Corp.	302,618
2,096	MGE Energy, Inc.	97,254
8,138	NextEra Energy, Inc.	845,456
5,716	OGE Energy Corp.	150,274
2,284	Otter Tail Power Co.	60,823
2,939	Pinnacle West Capital Corp.	189,507
5,361	PNM Resources, Inc.	163,886
5,276	Portland General Electric Co.	191,888
13,030	PPL Corp.	444,714
15,845	Southern Co. (The)	741,387
844	Unitil Corp.	30,283
5,818	Westar Energy, Inc.	246,741
12,333	Xcel Energy, Inc.	442,878

		7,922,064

Electrical Equipment (0.7%):
1,157	Acuity Brands, Inc.	270,507
926	Allied Motion Technologies, Inc.^	24,243
9,515	AMETEK, Inc.	509,909
1,953	AZZ, Inc.	108,528
1,614	Babcock & Wilcox Enterprises, Inc.*	33,684
6,460	Eaton Corp. plc	336,178
15,630	Emerson Electric Co.	747,583
1,159	Encore Wire Corp.	42,987
3,345	EnerSys	187,086
2,760	Franklin Electric Co., Inc.	74,603
4,065	Generac Holdings, Inc.*^	121,015
3,673	General Cable Corp.	49,328
1,311	Global Power Equipment Group, Inc.	4,562
2,775	Hubbell, Inc.*	280,386
1,831	LSI Industries, Inc.	22,320
415	Power Solutions International, Inc.*^	7,574
1,248	Powersecure International, Inc.*	18,782
400	Preformed Line Products Co.	16,840
2,035	Regal-Beloit Corp.	119,088
5,384	Rockwell Automation, Inc.^	552,452
4,783	Sensata Technologies Holding NV*	220,305
228	SL Industries, Inc.*	7,269
1,790	Solarcity Corp.*^	91,326
2,410	Thermon Group Holdings, Inc.*	40,777

		3,887,332

Electronic Equipment, Instruments & Components (1.2%):
9,809	Amphenol Corp., Class A	512,323
2,510	Anixter International, Inc.*	151,579
5,242	Arrow Electronics, Inc.*	284,012
6,079	Avnet, Inc.	260,424
12,048	AVX Corp.	146,263
867	Badger Meter, Inc.^	50,798
1,955	Belden CDT, Inc.	93,214
9,645	CDW Corp.	405,476

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
3,190	Checkpoint Systems, Inc.	$20,001
3,912	Cognex Corp.	132,108
1,412	Coherent, Inc.*	91,935
24,175	Corning, Inc.	441,918
1,747	CUI Global, Inc.*^	12,299
2,838	Daktronics, Inc.	24,747
2,777	Dolby Laboratories, Inc., Class A^	93,446
516	DTS, Inc.*	11,651
1,835	Electro Rent Corp.	16,882
2,339	Electro Scientific Industries, Inc.*	12,139
2,696	Fabrinet*	64,219
1,007	FARO Technologies, Inc.*	29,727
1,256	FEI Co.	100,216
5,304	Flextronics International, Ltd.*	59,458
7,918	FLIR Systems, Inc.	222,258
640	Frequency Electronics, Inc.*	6,797
1,955	GSI Group, Inc.*	26,627
1,004	Identiv, Inc.*	1,998
4,641	II-VI, Inc.*	86,137
8,931	Ingram Micro, Inc., Class A	271,324
3,140	IPG Photonics Corp.*^	279,962
2,195	Itron, Inc.*	79,415
14,490	Jabil Circuit, Inc.	337,472
3,410	KEMET Corp.*	8,082
9,669	Keysight Technologies, Inc.*	273,923
232	Knowles Corp.*	3,093
1,036	Littlelfuse, Inc.	110,862
2,613	Mercury Computer Systems, Inc.*	47,975
214	Mesa Labs, Inc.	21,293
2,290	Methode Electronics, Inc., Class A	72,891
567	MOCON, Inc.^	8,244
915	MTS Systems Corp.	58,020
1,857	Multi-Fineline Electronix, Inc.*^	38,403
1,799	Napco Security Technologies, Inc.*	10,614
5,833	National Instruments Corp.	167,349
2,619	Newport Corp.*	41,564
1,498	OSI Systems, Inc.*	132,813
1,553	Park Electrochemical Corp.	23,388
267	PC Connection, Inc.	6,045
1,087	PCM, Inc.*	10,794
772	Perceptron, Inc.*	6,014
2,255	Plexus Corp.*	78,745
4,858	RadiSys Corp.*	13,457
2,153	Rofin-Sinar Technologies, Inc.*	57,657
1,193	Rogers Corp.*	61,523
6,195	Sanmina Corp.*	127,493
2,157	ScanSource, Inc.*	69,499
2,996	SYNNEX Corp.^	269,430
7,695	TE Connectivity, Ltd.	497,174
1,492	Tech Data Corp.*	99,039
6,366	Trimble Navigation, Ltd.*	136,551
6,321	TTM Technologies, Inc.*^	41,150
585	Wayside Technology Group, Inc.	10,729
1,475	Zebra Technologies Corp., Class A*^	102,734

		6,933,373

Continued

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.9%):
419	Atwood Oceanics, Inc.^	$4,286
10,900	Cameron International Corp.*	688,879
1,943	Core Laboratories N.V.	211,282
7,086	Diamond Offshore Drilling, Inc.	149,515
630	Dril-Quip, Inc.*^	37,315
1,558	ERA Group, Inc.*	17,372
6,591	Forum Energy Technologies, Inc.*	82,124
1,086	Gulf Island Fabrication, Inc.	11,360
17,285	Halliburton Co.	588,380
6,005	Helmerich & Payne, Inc.	321,568
1,750	Matrix Service Co.*	35,945
17,703	Nabors Industries, Ltd.	150,653
935	Natural Gas Services Group*	20,851
12,057	Noble Corp. plc^	127,201
8,208	Oceaneering International, Inc.	307,964
9,357	Parker Drilling Co.*	17,030
607	Patterson-UTI Energy, Inc.^	9,154
974	PHI, Inc.*	15,983
6,920	Rowan Cos. plc, Class A	117,294
13,318	RPC, Inc.^	159,150
24,530	Schlumberger, Ltd.	1,710,968
9,076	Superior Energy Services, Inc.	122,254
107	TETRA Technologies, Inc.*	805
11,191	Transocean, Ltd.	138,545

		5,045,878

Food & Staples Retailing (1.9%):
3,779	Casey’s General Stores, Inc.	455,181
1,143	Chefs’ Warehouse, Inc.*	19,065
10,328	Costco Wholesale Corp.	1,667,972
22,272	CVS Health Corp.	2,177,533
1,267	Ingles Markets, Inc., Class A^	55,849
27,120	Kroger Co. (The)	1,134,430
1,720	Natural Grocers by Vitamin Cottage, Inc.*	35,036
1,852	PriceSmart, Inc.^	153,697
27,665	Rite AID Corp.*	216,894
674	SpartanNash Co.	14,585
5,794	Sprouts Farmers Market, Inc.*^	154,062
16,013	Supervalu, Inc.*	108,568
14,041	Sysco Corp.	575,681
3,347	United Natural Foods, Inc.*	131,738
738	Village Super Market, Inc.	19,446
13,485	Walgreens Boots Alliance, Inc.	1,148,315
37,292	Wal-Mart Stores, Inc.	2,286,001
2,367	Weis Markets, Inc.	104,858
9,659	Whole Foods Market, Inc.	323,577

		10,782,488

Food Products (1.8%):
13,576	Archer-Daniels-Midland Co.	497,968
3,898	B&G Foods, Inc.	136,508
2,500	Boulder Brands, Inc.*^	27,450
4,129	Bunge, Ltd.	281,928
808	Calavo Growers, Inc.	39,592
2,455	Cal-Maine Foods, Inc.^	113,765
11,911	Campbell Soup Co.^	625,923

Shares		Fair Value
Common Stocks, continued
Food Products, continued
5,617	ConAgra Foods, Inc.	$236,813
5,447	Dean Foods Co.	93,416
2,089	Diamond Foods, Inc.*	80,531
1,004	Farmer Brothers Co.*	32,399
13,535	Flowers Foods, Inc.^	290,867
378	Fresh Del Monte Produce, Inc.	14,697
13,416	General Mills, Inc.	773,567
2,962	Hain Celestial Group, Inc.*	119,635
4,279	Hershey Co.	381,986
5,968	Hormel Foods Corp.^	471,949
4,292	Ingredion, Inc.	411,345
1,198	Inventure Foods, Inc.*^	8,506
1,150	J & J Snack Foods Corp.	134,171
3,256	J.M. Smucker Co. (The)	401,595
300	John B Sanfilippo And Son, Inc.	16,209
6,185	Kellogg Co.	446,990
3,144	Kraft Heinz Co. (The)	228,757
1,671	Lancaster Colony Corp.	192,934
3,829	McCormick & Co.	327,609
389	McCormick & Co., Inc.	33,189
5,324	Mead Johnson Nutrition Co.	420,330
22,092	Mondelez International, Inc., Class A	990,606
5,322	Pilgrim’s Pride Corp.	117,563
8,618	Pinnacle Foods, Inc.	365,920
3,941	Post Holdings, Inc.*	243,160
43	Seaboard Corp.*	124,474
677	Seneca Foods Corp., Class A*	19,619
4,064	Snyders-Lance, Inc.	139,395
2,430	TreeHouse Foods, Inc.*	190,658
10,604	Tyson Foods, Inc., Class A	565,511
4,692	WhiteWave Foods Co., Class A*	182,566

		9,780,101

Gas Utilities (0.5%):
7,858	AGL Resources, Inc.	501,418
5,447	Atmos Energy Corp.	343,379
900	Chesapeake Utilities Corp.	51,075
519	Delta Natural Gas Co., Inc.	10,894
1,024	Gas Natural, Inc.	7,629
2,633	Laclede Group, Inc. (The)	156,427
4,429	National Fuel Gas Co.	189,340
5,713	New Jersey Resources Corp.	188,300
1,671	Northwest Natural Gas Co.	84,569
3,527	ONE Gas, Inc.	176,950
5,305	Piedmont Natural Gas Co., Inc.	302,491
11,558	Questar Corp.	225,150
155	RGC Resources, Inc.	3,263
4,168	South Jersey Industries, Inc.	98,031
2,850	Southwest Gas Corp.	157,206
11,479	UGI Corp.	387,531
2,316	WGL Holdings, Inc.	145,885

		3,029,538

Health Care Equipment & Supplies (1.9%):
1,143	Abaxis, Inc.	63,642
20,433	Abbott Laboratories	917,645

Continued

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
110	ABIOMED, Inc.*	$9,931
5,108	Alere, Inc.*	199,672
3,302	Align Technology, Inc.*^	217,437
703	Analogic Corp.	58,068
2,726	AngioDynamics, Inc.*	33,094
1,103	Anika Therapeutics, Inc.*^	42,090
115	Atrion Corp.	43,838
10,534	Baxter International, Inc.	401,872
2,948	Becton, Dickinson & Co.	454,257
9,639	Boston Scientific Corp.*	177,743
2,558	C.R. Bard, Inc.	484,588
2,183	Cantel Medical Corp.	135,652
600	CONMED Corp.	26,430
745	Cooper Cos., Inc. (The)^	99,979
1,619	CryoLife, Inc.	17,453
1,230	Cynosure, Inc., Class A*	54,944
3,960	DENTSPLY International, Inc.	240,966
1,491	Derma Sciences, Inc.*	6,814
1,093	Dexcom, Inc.*	89,517
7,694	Edwards Lifesciences Corp.*	607,671
1,052	Exactech, Inc.*	19,094
4,329	Globus Medical, Inc., Class A*^	120,433
1,444	Greatbatch, Inc.*	75,810
2,946	Haemonetics Corp.*	94,979
3,533	Halyard Health, Inc.*	118,038
2,421	Hill-Rom Holdings, Inc.	116,353
15,973	Hologic, Inc.*	617,994
497	ICU Medical, Inc.*	56,052
3,316	IDEXX Laboratories, Inc.*	241,803
1,874	Integra LifeSciences Holdings Corp.*	127,020
555	Intuitive Surgical, Inc.*	303,119
2,327	Invacare Corp.	40,467
1,209	LeMaitre Vascular, Inc.	20,855
1,668	LivaNova plc*	99,029
3,945	Masimo Corp.*	163,757
14,273	Medtronic plc	1,097,878
3,164	Meridian Bioscience, Inc.	64,925
2,425	Merit Medical Systems, Inc.*	45,081
952	Natus Medical, Inc.*	45,744
1,702	Neogen Corp.*	96,197
2,052	NuVasive, Inc.*	111,034
1,074	Orthofix International NV*^	42,112
3,726	ResMed, Inc.^	200,049
3,310	RTI Surgical, Inc.*	13,141
624	SeaSpine Holdings Corp.*	10,720
2,924	Sirona Dental Systems, Inc.*	320,383
4,995	St. Jude Medical, Inc.	308,541
3,912	STERIS plc	294,730
4,367	Stryker Corp.	405,869
785	Surmodics, Inc.*	15,912
956	Teleflex, Inc.^	125,666
227	Utah Medical Products, Inc.	13,289
3,306	Varian Medical Systems, Inc.*	267,125
691	Vascular Solutions, Inc.*	23,763
4,404	West Pharmaceutical Services, Inc.	265,209

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
2,020	Zimmer Holdings, Inc.	$207,232

		10,572,706

Health Care Providers & Services (3.1%):
1,617	Acadia Healthcare Co., Inc.*	100,998
1,958	Aceto Corp.	52,827
634	Addus HomeCare Corp.*	14,760
9,600	Aetna, Inc.	1,037,952
3,470	Air Methods Corp.*	145,497
666	Alliance HealthCare Services, Inc.*	6,114
542	Almost Family, Inc.*	20,721
1,915	Amedisys, Inc.*^	75,298
1,239	AmerisourceBergen Corp.	128,497
3,501	AMN Healthcare Services, Inc.*	108,706
3,440	AmSurg Corp.*	261,440
6,078	Anthem, Inc.	847,516
1,157	BioTelemetry, Inc.*	13,514
5,253	Brookdale Senior Living, Inc.*	96,970
1,321	Capital Senior Living Corp.*	27,556
7,734	Cardinal Health, Inc.	690,414
3,352	Centene Corp.*	220,595
1,288	Chemed Corp.^	192,942
4,923	CIGNA Corp.	720,383
9,271	Community Health Systems, Inc.*	245,960
1,871	CorVel Corp.*	82,174
6,986	DaVita, Inc.*	486,994
3,058	Ensign Group, Inc. (The)	69,203
6,115	Envision Healthcare Holdings, Inc.*	158,807
2,510	ExamWorks Group, Inc.*^	66,766
13,934	Express Scripts Holding Co.*	1,217,970
3,745	Five Star Quality Care, Inc.*	11,909
2,639	Hanger Orthopedic Group, Inc.*	43,412
5,584	HCA Holdings, Inc.*	377,646
4,439	Health Net, Inc.*	303,894
5,256	HealthSouth Corp.	182,961
2,040	Healthways, Inc.*	26,255
2,255	Henry Schein, Inc.*	356,718
4,142	Humana, Inc.	739,388
2,629	InfuSystems Holdings, Inc.*	8,018
4,876	Kindred Healthcare, Inc.	58,073
3,322	Laboratory Corp. of America Holdings*	410,732
1,626	LHC Group, Inc.*	73,642
3,038	LifePoint Hospitals, Inc.*	222,989
2,025	Magellan Health Services, Inc.*	124,862
5,524	McKesson, Inc.	1,089,498
3,629	MEDNAX, Inc.*	260,054
3,066	Molina Healthcare, Inc.*^	184,359
1,075	National Healthcare Corp.	66,328
1,219	National Research Corp.	19,553
4,172	Owens & Minor, Inc.	150,109
6,645	Patterson Cos., Inc.	300,420
1,669	PharMerica Corp.*	58,415
2,269	Premier, Inc., Class A*	80,028
1,197	Providence Service Corp.*	56,163
8,208	Quest Diagnostics, Inc.	583,917

Continued

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,518	RadNet, Inc.*^	$15,561
9,791	Select Medical Holdings Corp.	116,611
3,573	Surgical Care Affiliates, Inc.*	142,241
4,086	Team Health Holdings, Inc.*	179,335
6,770	Tenet Healthcare Corp.*	205,131
1,840	Triple-S Management Corp., Class B*	43,994
937	U.S. Physical Therapy, Inc.	50,298
22,539	UnitedHealth Group, Inc.	2,651,487
6,141	Universal American Financial Corp.^	42,987
3,476	Universal Health Services, Inc., Class B	415,347
3,789	VCA Antech, Inc.*	208,395
2,512	WellCare Health Plans, Inc.*	196,464

		17,147,768

Health Care Technology (0.2%):
9,476	Allscripts Healthcare Solutions, Inc.*	145,741
1,100	athenahealth, Inc.*^	177,067
5,336	Cerner Corp.*	321,066
639	Computer Programs & Systems, Inc.	31,790
66	HealthStream, Inc.*	1,452
3,974	MedAssets, Inc.*	122,956
1,095	Omnicell, Inc.*	34,033
2,725	Quality Systems, Inc.	43,927
1,747	Simulations Plus, Inc.	17,313
1,663	Veeva Systems, Inc., Class A*^	47,978

		943,323

Hotels, Restaurants & Leisure (2.8%):
11,656	Aramark Holdings Corp.	375,906
7,927	Belmond, Ltd., Class A*	75,307
1	Biglari Holdings, Inc.*	326
1,927	BJ’s Restaurants, Inc.*^	83,767
11,520	Bloomin’ Brands, Inc.	194,573
200	Bob Evans Farms, Inc.	7,770
1,441	Bravo Brio Restaurant Group, Inc.*	12,969
2,887	Brinker International, Inc.	138,432
1,469	Buffalo Wild Wings, Inc.*	234,526
5,584	Carnival Corp.	304,216
2,043	Carrols Restaurant Group, Inc.*	23,985
1,723	Century Casinos, Inc.*	13,405
4,028	Cheesecake Factory, Inc. (The)	185,731
795	Chipotle Mexican Grill, Inc.*	381,481
3,453	Choice Hotels International, Inc.^	174,066
748	Chuy’s Holdings, Inc.*^	23,442
3,651	ClubCorp Holdings, Inc.	66,704
2,326	Cracker Barrel Old Country Store, Inc.^	295,007
2,781	Darden Restaurants, Inc.	176,983
1,574	Del Frisco’s Restaurant Group, Inc.*	25,215
4,856	Denny’s Corp.*	47,734
4,306	Diamond Resorts International, Inc.*^	109,846
1,558	DineEquity, Inc.^	131,916
1,829	Domino’s Pizza, Inc.	203,476
3,746	Dunkin’ Brands Group, Inc.^	159,542
1,277	Fiesta Restaurant Group, Inc.*	42,907
5,639	Hilton Worldwide Holdings, Inc.	120,675
828	Hyatt Hotels Corp., Class A*^	38,933

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
3,435	Interval Leisure Group, Inc.	$53,620
64	Intrawest Resorts Holdings, Inc.*	500
2,174	Jack in the Box, Inc.	166,768
671	Jamba, Inc.*	9,052
2,949	Krispy Kreme Doughnuts, Inc.*	44,441
446	La Quinta Holdings, Inc.*	6,070
11,175	Las Vegas Sands Corp.	489,912
2,136	Luby’s, Inc.*	9,548
4,182	Marriott International, Inc., Class A^	280,361
2,136	Marriott Vacations Worldwide Corp.	121,645
25,131	McDonald’s Corp.	2,968,975
341	Nathans Famous, Inc.	17,582
5,162	Norwegian Cruise Line Holdings, Ltd.*	302,493
1,879	Panera Bread Co., Class A*	365,992
2,292	Papa John’s International, Inc.	128,054
1,317	Popeyes Louisiana Kitchen, Inc.*	77,045
886	RCI Hospitality Holdings, Inc.*	8,851
1,501	Red Lion Hotels Corp.*	10,522
878	Red Robin Gourmet Burgers*	54,208
1,840	Restaurant Brands International, Inc.	68,742
9,166	Royal Caribbean Cruises, Ltd.	927,691
268	Ruby Tuesday, Inc.*	1,477
3,127	Ruth’s Hospitality Group, Inc.	49,782
6,758	SeaWorld Entertainment, Inc.	133,065
5,250	Six Flags Entertainment Corp.	288,435
1,933	Sonic Corp.^	62,455
2,826	Speedway Motorsports, Inc.	58,555
42,723	Starbucks Corp.	2,564,661
6,861	Starwood Hotels & Resorts Worldwide, Inc.	475,330
4,257	Texas Roadhouse, Inc.^	152,273
1,604	Town Sports International Holdings, Inc.*	1,909
2,755	Vail Resorts, Inc.	352,612
22,020	Wendy’s Co. (The)^	237,155
3,982	Wyndham Worldwide Corp.	289,292
11,870	Yum! Brands, Inc.	867,104

		15,295,017

Household Durables (0.8%):
4,233	CalAtlantic Group, Inc.	160,515
504	Cavco Industries, Inc.*	41,988
9,991	D.R. Horton, Inc.	320,012
1,137	Dixie Group, Inc. (The)*^	5,947
1,910	Ethan Allen Interiors, Inc.	53,136
5,743	Garmin, Ltd.	213,467
2,761	GoPro, Inc., Class A*	49,726
1,807	Harman International Industries, Inc.	170,237
1,111	Helen of Troy, Ltd.*	104,712
500	Hooker Furniture Corp.^	12,620
432	Installed Building Products, Inc.*	10,727
3,931	La-Z-Boy, Inc.	95,995
4,024	Leggett & Platt, Inc.	169,088
7,538	Lennar Corp., Class A^	368,684
670	Lennar Corp., Class B	26,921
1,249	Libbey, Inc.	26,629
1,017	Lifetime Brands, Inc.^	13,485

Continued

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
3,757	M.D.C. Holdings, Inc.^	$95,916
1,880	M/I Homes, Inc.*	41,210
3,168	Meritage Corp.*	107,680
2,199	Mohawk Industries, Inc.*	416,469
7,131	Newell Rubbermaid, Inc.	314,334
312	NVR, Inc.*	512,615
10,679	PulteGroup, Inc.^	190,300
1,566	Skullcandy, Inc.*	7,407
1,545	Taylor Morrison Home Corp., Class A*	24,720
3,400	Tempur-Pedic International, Inc.*	239,564
4,654	Toll Brothers, Inc.*	154,978
1,519	TopBuild Corp.*	46,740
10,253	TRI Pointe Homes, Inc.*	129,906
2,946	Tupperware Brands Corp.	163,945
718	Universal Electronics, Inc.*	36,869
2,999	Whirlpool Corp.	440,463
2,147	William Lyon Homes, Class A*^	35,426
1,918	Zagg, Inc.*	20,983

		4,823,414

Household Products (1.3%):
185	Central Garden & Pet Co., Class A*	2,516
3,686	Church & Dwight Co., Inc.	312,868
5,232	Clorox Co. (The)	663,575
23,253	Colgate-Palmolive Co.	1,549,115
1,106	Energizer Holdings, Inc.	37,670
10,773	HRG Group, Inc.*	146,082
9,918	Kimberly-Clark Corp.	1,262,561
333	Oil-Dri Corp.	12,264
582	Orchids Paper Products Co.	17,995
39,232	Procter & Gamble Co. (The)	3,115,413
2,322	Spectrum Brands Holdings, Inc.	236,380
698	WD-40 Co.	68,858

		7,425,297

Independent Power and Renewable Electricity Producers (0.2%):
18,368	AES Corp. (The)	175,782
31,955	Calpine Corp.*	462,388
7,034	Dynegy, Inc.*	94,256
14,628	NRG Energy, Inc.	172,172
4,246	NRG Yield, Inc., Class A^	60,866
4,183	Pattern Energy Group, Inc.	87,467
1,627	Talen Energy Corp.*	10,136

		1,063,067

Industrial Conglomerates (1.2%):
16,212	3M Co., Class B	2,442,176
2,793	Carlisle Cos., Inc.	247,711
11,944	Danaher Corp.	1,109,359
91,140	General Electric Co.	2,839,010
1,736	Raven Industries, Inc.^	27,082
1,378	Roper Industries, Inc.	261,531

		6,926,869

Insurance (3.8%):
5,470	ACE, Ltd.^	639,169
9,911	Aflac, Inc.	593,669

Shares		Fair Value
Common Stocks, continued
Insurance, continued
457	Alleghany Corp.*	$218,414
4,652	Allied World Assurance Co. Holdings AG	173,008
9,076	Allstate Corp. (The)	563,529
4,095	AMBAC Financial Group, Inc.*	57,699
6,319	American Equity Investment Life Holding Co.	151,846
5,202	American Financial Group, Inc.	374,960
22,470	American International Group, Inc.	1,392,465
1,343	American National Insurance Co.	137,349
1,543	Amerisafe, Inc.	78,539
6,227	AmTrust Financial Services	383,459
5,048	Aon plc	465,476
3,277	Arch Capital Group, Ltd.*^	228,571
7,028	Arthur J. Gallagher & Co.	287,726
3,059	Aspen Insurance Holdings, Ltd.	147,750
4,113	Assurant, Inc.	331,261
12,605	Assured Guaranty, Ltd.	333,149
10,102	Brown & Brown, Inc.	324,274
5,173	Chubb Corp. (The)	686,147
4,635	Cincinnati Financial Corp.	274,253
1,199	CNA Financial Corp.	42,145
2,354	Crawford & Co.^	12,500
2,915	Crawford & Co., Class A	14,779
1,631	Donegal Group, Inc., Class A	22,964
1,546	EMC Insurance Group, Inc.	39,114
2,393	Employers Holdings, Inc.	65,329
2,455	Endurance Specialty Holdings, Ltd.	157,095
874	Enstar Group, Ltd.*	131,135
4,220	Erie Indemnity Co., Class A	403,601
1,335	Everest Re Group, Ltd.	244,425
1,054	Federated National Holding Co.	31,156
7,742	First American Financial Corp.^	277,938
1,400	Genworth Financial, Inc., Class A*	5,222
695	Global Indemnity plc*	20,169
2,383	Greenlight Capital Re, Ltd.*	44,586
1,469	Hallmark Financial Services, Inc.*	17,173
2,378	Hanover Insurance Group, Inc. (The)	193,427
13,280	Hartford Financial Services Group, Inc. (The)	577,149
997	HCI Group, Inc.	34,745
1,317	Independence Holding Co.	18,240
153	Investors Title Co.	14,810
700	Kemper Corp.	26,075
6,169	Lincoln National Corp.	310,054
8,657	Loews Corp.	332,429
5,556	Maiden Holdings, Ltd.^	82,840
399	Markel Corp.*	352,457
12,507	Marsh & McLennan Cos., Inc.	693,513
2,916	Mercury General Corp.	135,798
16,761	MetLife, Inc.	808,048
1,498	National Interstate Corp.	39,997
262	National Western Life Group, Inc., Class A	66,008
15,982	Old Republic International Corp.	297,745
1,796	Onebeacon Insurance Group, Ltd.	22,288
4,021	Primerica, Inc.^	189,912
13,182	Principal Financial Group, Inc.	592,926

Continued

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Insurance, continued
4,240	ProAssurance Corp.	$205,767
34,117	Progressive Corp. (The)	1,084,920
7,439	Prudential Financial, Inc.	605,609
1,761	Reinsurance Group of America, Inc.	150,654
2,183	RenaissanceRe Holdings, Ltd.	247,094
2,855	RLI Corp.	176,296
3,178	StanCorp Financial Group, Inc.	361,911
3,118	State Auto Financial Corp.	64,200
1,761	Stewart Information Services Corp.	65,738
9,398	Symetra Financial Corp.	298,574
2,791	Torchmark Corp.	159,534
10,660	Travelers Cos., Inc. (The)	1,203,087
1,616	United Insurance Holdings Co.	27,634
3,169	Universal Insurance Holdings, Inc.^	73,457
5,575	UnumProvident Corp.	185,592
4,391	Validus Holdings, Ltd.	203,259
5,735	W.R. Berkley Corp.	313,991
342	White Mountains Insurance Group, Ltd.	248,569
4,786	Willis Group Holdings plc	232,456
7,339	XL Group plc	287,542

		20,356,389

Internet & Catalog Retail (1.8%):
2,093	1-800 Flowers.com, Inc., Class A*^	15,237
9,398	Amazon.com, Inc.*	6,352,014
691	Blue Nile, Inc.*	25,657
2,685	CafePress, Inc.*^	10,310
3,740	Expedia, Inc.	464,882
1,483	Gaiam, Inc., Class A*	9,254
19,321	Groupon, Inc.*^	59,315
3,111	HSN, Inc.	157,634
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	163,351
5,754	Netflix, Inc.*	658,143
1,637	Nutri/System, Inc.	35,425
1,213	Priceline Group, Inc. (The)*	1,546,514
2,141	Shutterfly, Inc.*^	95,403
4,247	TripAdvisor, Inc.*	362,057

		9,955,196

Internet Software & Services (2.2%):
3,020	Actua Corp.*	34,579
4,907	Akamai Technologies, Inc.*	258,255
3,838	Alphabet, Inc., Class A*	2,986,002
4,092	Alphabet, Inc., Class C*	3,105,336
2,044	Cimpress NV*	165,850
430	CoStar Group, Inc.*	88,877
1,546	Demand Media, Inc.*	8,503
4,681	DHI Group, Inc.*	42,925
9,400	EarthLink Holdings Corp.	69,842
20,891	eBay, Inc.*	574,085
990	Envestnet, Inc.*	29,552
25,508	Facebook, Inc., Class A*	2,669,667
1,270	GTT Communications, Inc.*^	21,666
3,817	IAC/InterActiveCorp	229,211
3,284	Internap Network Services Corp.*	21,018
3,214	Intralinks Holdings, Inc.*	29,151

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
2,946	j2 Global, Inc.	$242,515
5,660	Limelight Networks, Inc.*	8,264
834	LinkedIn Corp., Class A*	187,717
2,502	Marchex, Inc.	9,733
6,852	Monster Worldwide, Inc.*^	39,262
3,759	NIC, Inc.	73,977
3,900	Pandora Media, Inc.*	52,299
2,520	QuinStreet, Inc.*	10,811
752	Qumu Corp.*	2,038
5,613	Rackspace Hosting, Inc.*	142,121
2,745	RealNetworks, Inc.*^	11,666
401	Reis, Inc.	9,516
1,895	TechTarget*	15,217
1,344	Travelzoo, Inc.*	11,249
3,390	Tremor Video, Inc.*	6,983
2,871	Twitter, Inc.*^	66,435
3,098	VeriSign, Inc.*	270,641
4,619	Web.com Group, Inc.*	92,426
2,525	WebMD Health Corp.*	121,958
15,116	Yahoo!, Inc.*	502,758
641	Zillow Group, Inc., Class A*	16,692
1,282	Zillow Group, Inc., Class C*	30,101

		12,258,898

IT Services (4.0%):
16,856	Accenture plc, Class A	1,761,451
4,417	Acxiom Corp.*	92,404
2,162	Alliance Data Systems Corp.*	597,944
6,911	Amdocs, Ltd.	377,133
10,694	Automatic Data Processing, Inc.	905,995
1,732	Blackhawk Network Holdings, Inc.*	76,572
8,907	Booz Allen Hamilton Holding Corp.	274,781
5,121	Broadridge Financial Solutions, Inc.	275,151
1,200	CACI International, Inc., Class A*	111,336
4,434	Cardtronics, Inc.*^	149,204
521	Cass Information Systems, Inc.^	26,811
5,879	CIBER, Inc.*	20,635
11,008	Cognizant Technology Solutions Corp., Class A*	660,700
3,769	Computer Sciences Corp.	123,171
5,794	CoreLogic, Inc.*	196,185
2,608	CSG Systems International, Inc.^	93,836
3,769	CSRA, Inc.	113,070
1,260	Datalink Corp.*	8,568
2,949	DST Systems, Inc.	336,363
1,894	Epam Systems, Inc.*	148,906
3,396	Euronet Worldwide, Inc.*	245,972
4,871	Everi Holdings, Inc.*	21,384
1,396	Exlservice Holdings, Inc.*	62,722
8,799	Fidelity National Information Services, Inc.	533,219
7,889	Fiserv, Inc.*	721,528
1,827	FleetCor Technologies, Inc.*	261,133
825	Forrester Research, Inc.	23,496
2,317	Gartner, Inc.*	210,152
14,124	Genpact, Ltd.*	352,817
5,332	Global Payments, Inc.	343,967

Continued

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,357	Hackett Group, Inc. (The)	$21,807
2,090	Heartland Payment Systems, Inc.	198,174
3,433	Higher One Holdings, Inc.*	11,123
25,154	International Business Machines Corp.	3,461,692
4,361	Jack Henry & Associates, Inc.	340,420
1,446	Leidos Holdings, Inc.	81,352
4,003	Lionbridge Technologies, Inc.*	19,655
1,840	ManTech International Corp., Class A	55,642
26,787	MasterCard, Inc., Class A	2,607,981
3,978	Maximus, Inc.	223,763
3,966	ModusLink Global Solutions, Inc.*	9,836
1,007	NCI, Inc., Class A	13,746
11,599	Paychex, Inc.^	613,471
7,819	PayPal Holdings, Inc.*	283,048
2,322	Perficient, Inc.*	39,753
840	PFSweb, Inc.*^	10,811
2,591	Science Applications International Corp.	118,616
6,403	Servicesource International, Inc.*	29,518
1,241	StarTek, Inc.*	4,443
3,283	Sykes Enterprises, Inc.*	101,051
4,553	Syntel, Inc.*	206,023
3,701	TeleTech Holdings, Inc.	103,295
6,775	Teradata Corp.*	178,996
6,995	Total System Services, Inc.	348,351
3,021	Unisys Corp.*	33,382
5,853	Vantive, Inc., Class A*	277,549
5,190	VeriFone Systems, Inc.*	145,424
899	Virtusa Corp.*	37,165
36,614	Visa, Inc., Class A	2,839,415
20,683	Western Union Co.^	370,433
2,362	Wex, Inc.*	208,801
47,016	Xerox Corp.	499,780

		22,621,122

Leisure Products (0.3%):
864	Arctic Cat, Inc.^	14,152
5,928	Brunswick Corp.	299,423
3,789	Callaway Golf Co.	35,692
658	Escalade, Inc.	8,719
5,080	Hasbro, Inc.	342,189
1,198	Marine Products Corp.	7,236
12,323	Mattel, Inc.	334,816
1,932	Nautilus Group, Inc.*	32,303
2,607	Polaris Industries, Inc.^	224,072
4	Smith & Wesson Holding Corp.*	88
15	Sturm, Ruger & Co., Inc.^	894
2,859	Vista Outdoor, Inc.*	127,254

		1,426,838

Life Sciences Tools & Services (0.8%):
2,368	Affymetrix, Inc.*^	23,893
9,200	Agilent Technologies, Inc.	384,652
1,365	Bio-Rad Laboratories, Inc., Class A*	189,271
1,690	Bio-Techne Corp.	152,100
7,817	Bruker Corp.*	189,719
2,431	Cambrex Corp.*	114,476

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
3,826	Charles River Laboratories International, Inc.*	$307,572
1,979	Harvard Bioscience, Inc.*^	6,867
3,178	Illumina, Inc.*^	610,001
2,457	Luminex Corp.*	52,555
1,117	Mettler-Toledo International, Inc.*	378,808
4,123	PAREXEL International Corp.*	280,859
1,692	PerkinElmer, Inc.	90,640
2,883	Quintiles Transnational Holdings, Inc.*	197,947
7,334	Thermo Fisher Scientific, Inc.	1,040,328
2,208	Waters Corp.*	297,153

		4,316,841

Machinery (2.6%):
4,467	Accuride Corp.*	7,415
6,394	AGCO Corp.^	290,224
2,170	Albany International Corp., Class A	79,314
14,459	Allison Transmission Holdings, Inc.	374,344
1,977	Altra Industrial Motion Corp.^	49,583
1,445	ARC Group Worldwide, Inc.*^	2,384
2,035	Astec Industries, Inc.	82,825
3,610	Barnes Group, Inc.	127,758
3,995	Blount International, Inc.*	39,191
14,452	Caterpillar, Inc.^	982,158
2,289	Chart Industries, Inc.*	41,110
1,021	CIRCOR International, Inc.	43,035
3,541	CLARCOR, Inc.	175,917
5,831	Colfax Corp.*^	136,154
1,526	Columbus McKinnon Corp.	28,841
2,706	Commercial Vehicle Group, Inc.*	7,469
3,811	Crane Co.	182,318
4,259	Cummins, Inc.	374,835
8,663	Deere & Co.^	660,727
11,159	Donaldson Co., Inc.^	319,817
1,924	Douglas Dynamics, Inc.^	40,539
6,235	Dover Corp.	382,268
1,316	EnPro Industries, Inc.	57,693
1,981	ESCO Technologies, Inc.	71,593
4,690	Federal Signal Corp.	74,337
6,370	Flowserve Corp.	268,050
694	FreightCar America, Inc.	13,484
1,046	Gencor Industries, Inc.*	11,820
1,203	Global Brass & Copper Holdings, Inc.	25,624
1,720	Gorman-Rupp Co. (The)	45,976
4,041	Graco, Inc.^	291,235
995	Hardinge, Inc.	9,273
7,203	Harsco Corp.	56,760
4,761	Hillenbrand, Inc.	141,068
490	Hurco Cos, Inc.	13,014
1,063	Hyster-Yale Materials Handling, Inc., Class A^	55,754
3,428	IDEX Corp.	262,619
8,094	Illinois Tool Works, Inc.	750,152
10,352	Ingersoll-Rand plc	572,362
5,449	ITT Corp.	197,908
1,662	John Bean Technologies Corp.	82,817
4,427	Kennametal, Inc.	84,998

Continued

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
143	Key Technology, Inc.*	$1,483
787	L.B. Foster Co., Class A	10,750
4,630	Lincoln Electric Holdings, Inc.	240,251
1,213	Manitex International, Inc.*^	7,217
10,121	Manitowoc Co., Inc. (The)^	155,357
5,860	Meritor, Inc.*	48,931
1,801	Middleby Corp. (The)*	194,274
3,785	Mueller Industries, Inc.	102,574
15,347	Mueller Water Products, Inc., Class A	131,984
1,258	NN, Inc.	20,053
4,854	Nordson Corp.	311,384
158	Omega Flex, Inc.	5,216
6,301	OshKosh Corp.	245,991
8,417	PACCAR, Inc.	398,966
6,052	Parker Hannifin Corp.	586,923
7,837	Pentair plc^	388,167
976	Proto Labs, Inc.*	62,161
1,060	RBC Bearings, Inc.*	68,465
9,209	Rexnord Corp.*	166,867
2,202	Snap-On, Inc.	377,489
2,342	SPX Corp.	21,851
2,342	SPX FLOW, Inc.*	65,365
775	Standex International Corp.	64,441
8,868	Stanley Black & Decker, Inc.	946,482
2,010	Sun Hydraulics Corp.	63,777
953	Supreme Industires, Inc., Class A	6,528
1,121	Tennant Co.	63,067
8,108	Terex Corp.	149,836
4,255	Timken Co.	121,650
3,172	Toro Co.	231,778
3,413	TriMas Corp.*	63,652
14,684	Trinity Industries, Inc.^	352,710
404	Valmont Industries, Inc.^	42,832
5,806	Wabash National Corp.*^	68,685
1,988	WABCO Holdings, Inc.*	203,293
2,486	Wabtec Corp.^	176,804
1,617	Watts Water Technologies, Inc., Class A	80,316
4,666	Woodward, Inc.	231,714
935	Xerium Technologies, Inc.*	11,080
8,177	Xylem, Inc.	298,461

		14,303,588

Marine (0.0%):
2,117	Kirby Corp.*	111,397
3,233	Matson, Inc.	137,822

		249,219

Media (3.1%):
1,468	A.H. Belo Corp., Class A	7,340
1,454	AMC Entertainment Holdings, Inc., Class A	34,896
1,629	AMC Networks, Inc., Class A*	121,654
270	Cable One, Inc.	117,088
13,518	Cablevision Systems Corp., Class A	431,224
1,418	Carmike Cinemas, Inc.*	32,529
182	CBS Corp., Class A	9,486
10,884	CBS Corp., Class B	512,963

Shares		Fair Value
Common Stocks, continued
Media, continued
1,857	Charter Communications, Inc., Class A*	$340,017
7,978	Cinemark Holdings, Inc.	266,705
1,661	Clear Channel Outdoor Holdings, Inc., Class A*	9,285
81,701	Comcast Corp., Class A	4,610,386
9,406	Crown Media Holdings, Inc.*	52,768
2,817	Discovery Communications, Inc., Class A*^	75,158
5,135	Discovery Communications, Inc., Class C*	129,505
5,853	DISH Network Corp., Class A*	334,675
2,731	E.W. Scripps Co. (The), Class A	51,889
2,473	Entercom Communications Corp.*	27,772
4,792	Entravision Communications Corp., Class A	36,946
6,638	Gannett Co., Inc.	108,133
4,886	Gray Television, Inc.*	79,642
4,727	Harte-Hanks, Inc.	15,315
13,729	Interpublic Group of Cos., Inc. (The)	319,611
3,739	John Wiley & Sons, Inc., Class A	168,367
192	John Wiley & Sons, Inc., Class B	8,527
334	Liberty Broadband Corp., Class A*	17,251
2,237	Liberty Broadband Corp., Class C*	116,011
2,477	Liberty Media Corp.*	97,222
5,273	Liberty Media Corp., Class C*	200,796
4,292	Lions Gate Entertainment Corp.	139,018
9,171	Live Nation, Inc.*	225,331
876	Madison Square Garden Co. (The), Class A*	141,737
9,820	Media General, Inc.*	158,593
2,849	Meredith Corp.	123,219
2,629	MSG Networks, Inc., Class A*	54,683
3,726	National CineMedia, Inc.	58,535
5,102	New York Times Co. (The), Class A^	68,469
8,725	News Corp., Class A	116,566
4,904	News Corp., Class B	68,460
1,755	Nexstar Broadcasting Group, Inc.^	103,019
8,679	Omnicom Group, Inc.^	656,653
1,419	Reading International, Inc., Class A*	18,603
8,109	Regal Entertainment Group, Class A^	153,017
245	Scholastic Corp.	9,447
3,817	Scripps Networks Interactive, Class A	210,737
2,332	Sinclair Broadcast Group, Inc., Class A	75,883
63,403	Sirius XM Holdings, Inc.*^	258,050
2,237	Sizmek, Inc.*	8,165
5,277	Starz - Liberty Capital*	176,780
8,412	Tegna, Inc.	214,674
2,901	Time Warner Cable, Inc., Class A	538,397
12,768	Time Warner, Inc., Class A	825,706
8,287	Time, Inc.	129,857
23,830	Twenty-First Century Fox, Inc.	647,223
8,290	Twenty-First Century Fox, Inc., Class B	225,737
300	Viacom, Inc., Class A	13,197
9,106	Viacom, Inc., Class B	374,803
29,471	Walt Disney Co. (The)	3,096,812

		17,224,532

Metals & Mining (0.5%):
52,003	Alcoa, Inc.	513,269
6,283	Allegheny Technologies, Inc.^	70,684

Continued

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
799	Ampco-Pittsburgh Corp.	$8,198
3,952	Carpenter Technology Corp.	119,627
9,476	Commercial Metals Co.	129,726
3,284	Compass Minerals International, Inc.^	247,187
3,430	Ferroglobe plc	36,873
468	Handy & Harman, Ltd.*	9,599
943	Haynes International, Inc.	34,599
29,166	Hecla Mining Co.	55,124
1,359	Materion Corp.	38,052
22,005	Newmont Mining Corp.	395,870
762	Noranda Aluminum Holding Corp.	244
14,934	Nucor Corp.	601,839
4,360	Reliance Steel & Aluminum Co.	252,488
3,769	Royal Gold, Inc.	137,455
1,365	Schnitzer Steel Industries, Inc., Class A	19,615
3,772	Southern Copper Corp.^	98,525
12,053	Steel Dynamics, Inc.	215,387
7,009	Stillwater Mining Co.*^	60,067
701	Synalloy Corp.	4,823
548	Universal Stainless & Alloy Products, Inc.*	5,091

		3,054,342

Multiline Retail (0.7%):
4,485	Big Lots, Inc.^	172,852
4,578	Burlington Stores, Inc.*	196,396
3,183	Dillard’s, Inc., Class A^	209,155
7,215	Dollar General Corp.	518,542
3,223	Dollar Tree, Inc.*^	248,880
1,212	Gordmans Stores, Inc.*	3,818
1,071	J.C. Penney Co., Inc.*^	7,133
14,751	Kohl’s Corp.	702,590
9,334	Macy’s, Inc.	326,503
7,550	Nordstrom, Inc.^	376,066
4,464	Sears Holdings Corp.*^	91,780
14,447	Target Corp.	1,048,996

		3,902,711

Multi-Utilities (1.0%):
2,900	Alliant Energy Corp.	181,105
6,827	Ameren Corp.	295,131
3,074	Avista Corp.	108,727
2,740	Black Hills Corp.	127,218
9,831	CenterPoint Energy, Inc.	180,497
7,809	CMS Energy Corp.	281,749
5,503	Consolidated Edison, Inc.^	353,678
11,101	Dominion Resources, Inc.	750,873
5,020	DTE Energy Co.	402,554
10,171	MDU Resources Group, Inc.	186,333
9,333	NiSource, Inc.	182,087
2,865	NorthWestern Corp.	155,426
9,105	PG&E Corp.	484,295
9,863	Public Service Enterprise Group, Inc.	381,599
3,804	SCANA Corp.	230,104
4,145	Sempra Energy	389,671
15,404	TECO Energy, Inc.	410,517
5,394	Vectren Corp.	228,813

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
5,278	WEC Energy Group, Inc.	$270,814

		5,601,191

Oil, Gas & Consumable Fuels (4.6%):
9,197	Abraxas Petroleum Corp.*	9,749
332	Adams Resources & Energy, Inc.	12,749
6,084	Alon USA Energy, Inc.	90,287
8,693	Anadarko Petroleum Corp.	422,306
3,651	Antero Resources Corp.*^	79,592
6,254	Apache Corp.	278,115
5,322	Cabot Oil & Gas Corp.	94,146
23,024	California Resources Corp.	53,646
6,635	Callon Petroleum Co.*	55,336
2,201	Carrizo Oil & Gas, Inc.*	65,106
6,161	Cheniere Energy, Inc.*	229,497
37,483	Chevron Corp.	3,371,970
2,208	Cimarex Energy Co.	197,351
20,955	Cobalt International Energy, Inc.*^	113,157
8,205	Columbia Pipeline Group, Inc.	164,100
3,107	Concho Resources, Inc.*	288,516
25,555	ConocoPhillips^	1,193,163
6,394	CONSOL Energy, Inc.^	50,513
10,259	Continental Resources, Inc.*^	235,752
3,623	CVR Energy, Inc.	142,565
2,434	Delek US Holdings, Inc.	59,876
6,386	Devon Energy Corp.	204,352
8,860	DHT Holdings, Inc.	71,677
3,352	Diamondback Energy, Inc.*	224,249
4,017	Energen Corp.^	164,657
6,042	Enlink Midstream LLC	91,174
14,408	EOG Resources, Inc.	1,019,942
8,400	EP Energy Corp., Class A*^	36,792
3,986	EQT Corp.	207,790
90,480	Exxon Mobil Corp.	7,052,915
4,505	Gaslog, Ltd.^	37,392
6,091	Gastar Exploration, Inc.*	7,979
5,413	Gulfport Energy Corp.*	132,997
2,222	Hallador Energy Co.^	10,132
5,026	Hess Corp.	243,660
5,485	HollyFrontier Corp.	218,797
158	Isramco, Inc.*	14,111
30,317	Kinder Morgan, Inc.	452,330
16,008	Kosmos Energy LLC*	83,241
15,266	Marathon Oil Corp.	192,199
17,758	Marathon Petroleum Corp.	920,575
5,010	Matador Resources Co.*^	99,048
4,981	Memorial Resource Development Corp.*	80,443
9,033	Murphy Oil Corp.	202,791
7,019	Newfield Exploration Co.*	228,539
8,825	Noble Energy, Inc.	290,607
11,911	Occidental Petroleum Corp.	805,303
8,157	ONEOK, Inc.	201,152
1,401	Panhandle Oil & Gas, Inc., Class A	22,640
267	Parsley Energy, Inc., Class A*	4,926
6,440	PBF Energy, Inc., Class A	237,056

Continued

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,996	PDC Energy, Inc.*	$106,546
12,602	Phillips 66	1,030,844
2,980	Pioneer Natural Resources Co.	373,632
6	PrimeEnergy Corp.*	308
8,306	QEP Resources, Inc.	111,300
7,470	Range Resources Corp.^	183,837
3,344	Renewable Energy Group, Inc.*^	31,066
7,647	Rice Energy, Inc.*	83,352
5,130	RSP Permian, Inc.*	125,121
14,497	Scorpio Tankers, Inc.	116,266
1,307	SemGroup Corp., Class A	37,720
5,633	SM Energy Co.^	110,745
10,853	Spectra Energy Corp.^	259,821
6,282	Synergy Resources Corp.*	53,523
3,292	Targa Resources Corp.	89,082
6,407	Teekay Shipping Corp.	63,237
9,185	Tesoro Corp.	967,823
14,623	Valero Energy Corp.	1,033,992
8,471	Western Refining, Inc.	301,737
3,000	Whiting Petroleum Corp.*	28,320
8,981	Williams Cos., Inc. (The)	230,812
3,291	World Fuel Services Corp.	126,572
958	WPX Energy, Inc.*^	5,499

		26,238,113

Paper & Forest Products (0.2%):
3,411	Boise Cascade Co.*	87,083
1,659	Clearwater Paper Corp.*	75,534
375	Deltic Timber Corp.	22,076
4,768	Domtar Corp.	176,178
9,067	KapStone Paper & Packaging Corp.	204,823
6,642	Louisiana-Pacific Corp.*^	119,622
5,575	Mercer International, Inc.	50,454
1,274	Neenah Paper, Inc.	79,536
7,266	Resolute Forest Products*	55,004
2,301	Schweitzer-Mauduit International, Inc.	96,619
2,283	Wausau Paper Corp.	23,355

		990,284

Personal Products (0.3%):
1,611	Coty, Inc., Class A	41,290
3,013	Edgewell Personal Care Co.	236,129
6,576	Estee Lauder Co., Inc. (The), Class A	579,083
5,611	Herbalife, Ltd.*	300,861
1,755	Inter Parfums, Inc.	41,804
923	Medifast, Inc.	28,041
1,236	Natures Sunshine Products, Inc.	12,508
4,808	Nu Skin Enterprises, Inc., Class A	182,175
723	Nutraceutical International Corp.*	18,668
2,385	Revlon, Inc.*	66,398
340	United-Guardian, Inc.	6,511

		1,513,468

Pharmaceuticals (3.4%):
3,345	Akorn, Inc.*^	124,802
7,388	Allergan plc*	2,308,750

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
21,399	Bristol-Myers Squibb Co.	$1,472,037
1,772	Catalent, Inc.*^	44,353
1,468	Cumberland Pharmaceuticals, Inc.*	7,722
5,309	DepoMed, Inc.*^	96,252
18,954	Eli Lilly & Co.	1,597,064
2,386	Endo International plc*	146,071
3,200	Horizon Pharma plc*	69,344
2,184	Impax Laboratories, Inc.*	93,388
1,011	Jazz Pharmaceuticals plc*	142,106
52,480	Johnson & Johnson Co.	5,390,746
3,439	Lannett Co., Inc.*^	137,973
42	Lipocine, Inc.*^	543
2,776	Mallinckrodt plc*	207,173
4,939	Medicines Co. (The)*^	184,422
44,315	Merck & Co., Inc.	2,340,718
1,716	Mylan NV*	92,784
713	Nektar Therapeutics*	12,014
116,344	Pfizer, Inc.	3,755,584
82	Phibro Animal Health Corp., Class A	2,471
1,490	Pozen, Inc.*^	10,177
3,554	Prestige Brands Holdings, Inc.*	182,960
870	Sciclone Pharmaceuticals, Inc.*	8,004
1,667	Sucampo Pharmaceuticals, Inc.*^	28,822
1,789	Supernus Pharmaceuticals, Inc.*	24,044
1,523	Taro Pharmaceutical Industries, Ltd.*	235,380
13,263	Zoetis, Inc.	635,563

		19,351,267

Professional Services (0.7%):
846	Advisory Board Co. (The)*	41,970
3,745	CBIZ, Inc.*	36,926
1,503	CDI Corp.	10,160
1,900	CEB, Inc.	116,641
2,185	Dun & Bradstreet Corp.	227,087
3,981	Equifax, Inc.	443,363
1,564	Exponent, Inc.	78,122
1,105	Franklin Covey Co.*	18,498
3,151	FTI Consulting, Inc.*	109,214
1,304	GP Strategies Corp.*	32,743
1,205	Heidrick & Struggles International, Inc.	32,800
3,834	Hill International, Inc.*	14,876
1,763	Huron Consulting Group, Inc.*	104,722
1,472	ICF International, Inc.*	52,344
1,963	IHS, Inc., Class A*	232,478
974	Insperity, Inc.	46,898
95	Kelly Services, Inc., Class A	1,534
2,263	Kforce, Inc.	57,209
3,332	Korn/Ferry International	110,556
4,477	Manpower, Inc.	377,366
1,887	Mistras Group, Inc.*	36,023
3,651	Navigant Consulting, Inc.*	58,635
8,791	Nielsen Holdings plc^	409,661
3,930	On Assignment, Inc.*	176,654
2,125	Resources Connection, Inc.	34,723
5,359	Robert Half International, Inc.	252,623

Continued

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
4,146	RPX Corp.*	$45,606
1,973	Towers Watson & Co., Class A	253,452
2,713	Trueblue, Inc.*	69,887
6,330	Verisk Analytics, Inc., Class A*^	486,649
840	Volt Information Sciences, Inc.*^	6,838
412	Vse Corp.	25,618
633	Willdan Group, Inc.*	5,305

		4,007,181

Real Estate Management & Development (0.3%):
4,112	Alexander & Baldwin, Inc.	145,195
11,461	CBRE Group, Inc.*	396,321
339	Consolidated-Tomoka Land Co.	17,869
2,547	Forestar Group, Inc.*^	27,864
232	FRP Holdings, Inc.*	7,874
318	Griffin Industrial Realty, Inc.	8,297
1,987	Howard Hughes Corp. (The)*	224,849
1,690	Jones Lang LaSalle, Inc.	270,163
136	Kennedy-Wilson Holdings, Inc.	3,275
2,112	Marcus & Millichap, Inc.*	61,544
7,526	Realogy Holdings Corp.*	275,978
1,206	Tejon Ranch Co.*	23,095

		1,462,324

Road & Rail (1.1%):
1,254	AMERCO, Inc.	488,433
10,088	Avis Budget Group, Inc.*	366,094
2,663	Celadon Group, Inc.	26,337
1,699	Covenant Transportation Group, Inc., Class A*	32,094
21,348	CSX Corp.	553,981
2,892	Genesee & Wyoming, Inc., Class A*^	155,271
6,907	Heartland Express, Inc.^	117,557
3,301	Hertz Global Holdings, Inc.*	46,973
4,655	J.B. Hunt Transport Services, Inc.	341,491
4,667	Kansas City Southern	348,485
6,669	Knight Transportation, Inc.^	161,590
3,246	Landstar System, Inc.^	190,378
6,806	Norfolk Southern Corp.	575,721
4,949	Old Dominion Freight Line, Inc.*	292,337
560	Providence & Worcester Railroad Co.^	7,750
2,916	Roadrunner Transportation System, Inc.*	27,498
5,496	Ryder System, Inc.	312,338
1,912	Saia, Inc.*^	42,542
8,442	Swift Transportation Co.*^	116,668
23,156	Union Pacific Corp.	1,810,800
2,010	Universal Truckload Services, Inc.	28,220
1,023	USA Truck, Inc.*	17,851
6,273	Werner Enterprises, Inc.	146,725
1,829	YRC Worldwide, Inc.*	25,935

		6,233,069

Semiconductors & Semiconductor Equipment (2.9%):
1,442	Advanced Energy Industries, Inc.*	40,708
2,031	Alpha & Omega Semiconductor, Ltd.*	18,665
22,065	Amkor Technology, Inc.*	134,155
4,128	Analog Devices, Inc.	228,361

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
16,074	Applied Materials, Inc.	$300,102
11,280	Atmel Corp.	97,121
5,859	Avago Technologies, Ltd.^	850,434
6,461	Axcelis Technologies, Inc.*	16,734
1,701	AXT, Inc.*	4,218
4,268	Broadcom Corp., Class A	246,776
1,455	Cabot Microelectronics Corp.*	63,700
1,087	Cascade Microtech, Inc.*	17,664
838	Cavium, Inc.*	55,065
437	CEVA, Inc.*	10,208
3,276	Cirrus Logic, Inc.*^	96,740
1,955	Cohu, Inc.	23,597
4,653	Cree, Inc.*^	124,096
13,168	Cypress Semiconductor Corp.^	129,178
3,151	Diodes, Inc.*	72,410
7,419	Entegris, Inc.*	98,450
2,694	Exar Corp.*	16,514
2,621	First Solar, Inc.*	172,960
3,261	FormFactor, Inc.*	29,349
1,914	GSI Technology, Inc.*	7,120
6,077	Integrated Device Technology, Inc.*	160,129
154,100	Intel Corp.	5,308,746
7,454	Intersil Corp., Class A	95,113
2,413	IXYS Corp.	30,476
6,380	KLA-Tencor Corp.	442,453
3,756	Kopin Corp.*^	10,216
5,824	Kulicke & Soffa Industries, Inc.*	67,966
6,758	Lam Research Corp.	536,720
6,641	Lattice Semiconductor Corp.*	42,967
8,137	Linear Technology Corp.^	345,578
1,540	MA-COM Technology Solutions Holdings, Inc.*	62,971
14,845	Marvell Technology Group, Ltd.	130,933
3,336	Mattson Technology, Inc.*	11,776
5,668	Maxim Integrated Products, Inc.	215,384
52	MaxLinear, Inc., Class A*	766
7,635	Microchip Technology, Inc.^	355,333
37,362	Micron Technology, Inc.*	529,046
4,371	Microsemi Corp.*	142,451
3,666	MKS Instruments, Inc.	131,976
1,348	Nanometrics, Inc.*	20,409
1,500	Neophotonics Corp.*	16,290
150	NVE Corp.	8,427
21,938	NVIDIA Corp.^	723,076
25,792	ON Semiconductor Corp.*	252,762
1,438	PDF Solutions, Inc.*	15,588
5,010	Photronics, Inc.*^	62,375
11,280	PMC-Sierra, Inc.*	131,074
633	Power Integrations, Inc.	30,783
2,529	Rambus, Inc.*	29,311
2,429	Rudolph Technologies, Inc.*	34,540
1,920	Sigma Designs, Inc.*	12,134
1,276	Silicon Laboratories, Inc.*	61,937
4,996	Skyworks Solutions, Inc.^	383,843
3,544	SunEdison, Inc.*^	18,039

Continued

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
4,827	Sunpower Corp.*^	$144,858
1,692	Synaptics, Inc.*	135,935
10,715	Teradyne, Inc.	221,479
3,673	Tessera Technologies, Inc.	110,227
28,221	Texas Instruments, Inc.	1,546,793
2,037	Ultratech, Inc.*	40,373
3,054	Veeco Instruments, Inc.*^	62,790
3,038	Xcerra Corp.*	18,380
6,925	Xilinx, Inc.	325,267

		15,882,015

Software (3.7%):
7,811	ACI Worldwide, Inc.*	167,155
31,639	Activision Blizzard, Inc.	1,224,745
3,757	Adobe Systems, Inc.*	352,933
1,009	American Software, Inc.	10,272
2,553	ANSYS, Inc.*^	236,153
5,023	Aspen Technology, Inc.*	189,668
2,693	Autodesk, Inc.*	164,084
3,601	Avg Technologies NV*	72,200
2,272	Aware, Inc.*	7,407
868	Barracuda Networks, Inc.*	16,214
2,184	Blackbaud, Inc.	143,838
25,743	CA, Inc.	735,219
13,802	Cadence Design Systems, Inc.*	287,220
3,207	CDK Global, Inc.	152,236
4,211	Citrix Systems, Inc.*	318,562
1,329	CommVault Systems, Inc.*	52,296
10,164	Electronic Arts, Inc.*	698,469
2,135	EPIQ Systems, Inc.	27,904
1,083	Evolving Systems, Inc.	5,957
1,493	Fair Isaac Corp.	140,611
1,784	FireEye, Inc.*^	37,000
1,444	Fortinet, Inc.*	45,009
2,143	Guidewire Software, Inc.*	128,923
6,066	Intuit, Inc.	585,369
4,396	Manhattan Associates, Inc.*	290,883
7,565	Mentor Graphics Corp.	139,347
150,128	Microsoft Corp.	8,329,100
154	MicroStrategy, Inc., Class A*	27,611
1,803	Monotype Imaging Holdings, Inc.	42,623
716	NetSuite, Inc.*	60,588
14,994	Nuance Communications, Inc.*	298,231
62,536	Oracle Corp.	2,284,439
4,585	Pegasystems, Inc.	126,088
2,957	Progress Software Corp.*	70,968
3,146	PTC, Inc.*	108,946
581	QAD, Inc.	11,922
1,143	QLIK Technologies, Inc.*	36,187
4,839	Red Hat, Inc.*	400,718
1,240	Rosetta Stone, Inc.*	8,296
6,944	Rovi Corp.*	115,687
4,837	Salesforce.com, Inc.*	379,221
2,393	SeaChange International, Inc.*	16,129
1,594	ServiceNow, Inc.*	137,977

Shares		Fair Value
Common Stocks, continued
Software, continued
2,387	Solarwinds, Inc.*	$140,594
5,377	Solera Holdings, Inc.	294,821
1,118	Splunk, Inc.*	65,750
3,328	SS&C Technologies Holdings, Inc.	227,203
32,508	Symantec Corp.	682,668
1,959	Synchronoss Technologies, Inc.*	69,016
3,452	Synopsys, Inc.*	157,446
357	Tableau Software, Inc., Class A*	33,637
2,827	Take-Two Interactive Software, Inc.*^	98,493
3,615	Telecommunication Systems, Inc.*	17,967
2,229	Telenav, Inc.*	12,683
7,228	TiVo, Inc.*	62,378
1,274	Tyler Technologies, Inc.*	222,084
1,029	Ultimate Software Group, Inc. (The)*	201,180
1,355	Verint Systems, Inc.*	54,959
1,108	VMware, Inc., Class A*	62,680
970	Workday, Inc., Class A*^	77,290
45,183	Zynga, Inc.*	121,090

		21,286,344

Specialty Retail (3.5%):
5,776	Aaron’s, Inc.	129,325
2,444	Advance Auto Parts, Inc.	367,846
12,744	American Eagle Outfitters, Inc.^	197,532
492	America’s Car Mart, Inc.*	13,131
2,609	Asbury Automotive Group, Inc.*	175,951
11,858	Ascena Retail Group, Inc.*	116,801
5,613	AutoNation, Inc.*^	334,872
600	AutoZone, Inc.*	445,146
3,164	Barnes & Noble Education, Inc.*	31,482
5,007	Barnes & Noble, Inc.	43,611
6,137	Bebe Stores, Inc.	3,467
7,109	Bed Bath & Beyond, Inc.*^	343,009
20,317	Best Buy Co., Inc.^	618,653
1,657	Big 5 Sporting Goods Corp.	16,553
5,037	Cabela’s, Inc., Class A*^	235,379
3,318	Caleres, Inc.	88,989
5,783	CarMax, Inc.*^	312,109
1,987	Cato Corp.	73,161
7,822	Chico’s FAS, Inc.^	83,461
1,389	Children’s Place Retail Stores, Inc. (The)	76,673
1,991	Christopher & Banks Corp.*	3,285
881	Citi Trends, Inc.	18,721
6,247	CST Brands, Inc.	244,508
1,097	Destination Maternity Corp.^	9,566
2,864	Destination XL Group, Inc.*^	15,809
4,900	Dick’s Sporting Goods, Inc.	173,215
5,289	DSW, Inc., Class A^	126,196
6,313	Express, Inc.*	109,089
3,465	Finish Line, Inc. (The), Class A	62,647
3,099	Five Below, Inc.*^	99,478
6,908	Foot Locker, Inc.	449,642
2,397	Francesca’s Holdings Corp.*	41,732
9,167	GameStop Corp., Class A^	257,043
14,426	Gap, Inc. (The)^	356,322

Continued

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
1,571	Genesco, Inc.*^	$89,280
7,035	GNC Holdings, Inc., Class A	218,226
1,600	Group 1 Automotive, Inc.	121,120
6,442	Guess?, Inc.^	121,625
1,166	Haverty Furniture Cos., Inc.	24,999
1,874	Hibbett Sports, Inc.*^	56,670
35,379	Home Depot, Inc. (The)	4,678,873
1,036	Kirkland’s, Inc.	15,022
4,361	L Brands, Inc.	417,871
1,938	Lithia Motors, Inc., Class A	206,726
25,957	Lowe’s Cos., Inc.	1,973,770
1,427	MarineMax, Inc.*	26,285
2,754	Men’s Wearhouse, Inc. (The)	40,429
2,314	Michaels Cos., Inc. (The)*	51,163
1,920	Monro Muffler Brake, Inc.^	127,142
4,166	Murphy U.S.A., Inc.*	253,043
4,842	New York & Co.*	11,088
2,903	O’Reilly Automotive, Inc.*^	735,678
4,181	Pacific Sunwear of California, Inc.*	1,006
7,245	Penske Automotive Group, Inc.	306,753
1,500	Pep Boys—Manny, Moe & Jack*	27,615
1,904	Perfumania Holdings, Inc.*	4,589
900	Rent-A-Center, Inc.^	13,473
2,425	Restoration Hardware Holdings, Inc.*^	192,666
11,182	Ross Stores, Inc.	601,703
9,608	Sally Beauty Holdings, Inc.*	267,967
2,956	Select Comfort Corp.*	63,288
600	Shoe Carnival, Inc.	13,920
2,201	Signet Jewelers, Ltd.	272,242
3,293	Sonic Automotive, Inc., Class A	74,949
16,082	Staples, Inc.	152,297
3,378	Stein Mart, Inc.	22,734
289	Tandy Leather Factory, Inc.*	2,121
4,460	Tiffany & Co.	340,253
854	Tilly’s, Inc.*	5,662
18,422	TJX Cos., Inc. (The)	1,306,304
5,439	Tractor Supply Co.	465,035
737	Trans World Entertainment Corp.*	2,638
2,124	Ulta Salon, Cosmetics & Fragrance, Inc.*	392,940
10,387	Urban Outfitters, Inc.*	236,304
1,993	Vitamin Shoppe, Inc.*	65,171
1,842	West Marine, Inc.*	15,639
3,702	Williams-Sonoma, Inc.^	216,234
285	Winmark Corp.	26,508
2,204	Zumiez, Inc.*^	33,324

		19,966,749

Technology Hardware, Storage & Peripherals (3.6%):
148,970	Apple, Inc.	15,680,581
728	Astro-Med, Inc.	10,520
2,354	Avid Technology, Inc.*^	17,161
4,877	Diebold, Inc.^	146,749
2,635	Electronics for Imaging, Inc.*	123,160
51,248	EMC Corp.	1,316,048
59,827	Hewlett Packard Enterprise Co.	909,370

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
42,269	HP, Inc.	$500,465
3,277	Imation Corp.*	4,489
4,528	Lexmark International, Inc., Class A	146,934
3,929	NCR Corp.*	96,103
11,788	NetApp, Inc.	312,736
4,828	QLogic Corp.*	58,902
15,955	Quantum Corp.*	14,838
13,127	Seagate Technology plc	481,236
2,313	Super Micro Computer, Inc.*	56,692
5,795	Western Digital Corp.^	347,990

		20,223,974

Textiles, Apparel & Luxury Goods (1.2%):
4,615	Carter’s, Inc.	410,873
484	Cherokee, Inc.*^	8,349
9,539	Coach, Inc.	312,211
3,156	Columbia Sportswear Co.	153,887
4,393	Crocs, Inc.*	44,984
810	Culp, Inc.	20,631
2,620	Deckers Outdoor Corp.*^	123,664
4,552	Fossil Group, Inc.*^	166,421
2,068	G-III Apparel Group, Ltd.*	91,530
13,867	Hanesbrands, Inc.	408,106
6,072	Kate Spade & Co.*	107,899
4,434	Lululemon Athletica, Inc.*^	232,652
7,990	Michael Kors Holdings, Ltd.*	320,079
30,212	Nike, Inc., Class B	1,888,251
1,259	Oxford Industries, Inc.	80,349
600	Perry Ellis International, Inc.*	11,052
2,356	PVH Corp.	173,519
2,324	Ralph Lauren Corp.	259,080
570	Rocky Brands, Inc.	6,589
5,601	Skechers U.S.A., Inc., Class A*^	169,206
3,826	Steven Madden, Ltd.*^	115,622
700	Superior Uniform Group, Inc.	11,886
4,160	Tumi Holdings, Inc.*	69,181
4,837	Under Armour, Inc., Class A*^	389,911
5,997	VF Corp.	373,313
6,221	Wolverine World Wide, Inc.	103,953

		6,053,198

Thrifts & Mortgage Finance (0.5%):
493	ASB Bancorp, Inc.*	12,675
8,629	Astoria Financial Corp.	136,770
3,548	Bank Mutual Corp.	27,674
1,591	BankFinancial Corp.	20,094
6,285	Beneficial Bancorp, Inc.*	83,716
4,484	BofI Holding, Inc.*	94,388
6,407	Brookline Bancorp, Inc.	73,681
689	BSB Bancorp, Inc.*	16,116
1,094	Cape Bancorp, Inc.	13,598
11,921	Capitol Federal Financial, Inc.	149,728
1,278	Charter Financial Corp.	16,882
618	Chicopee Bancorp, Inc.	10,716
2,063	Clifton Bancorp, Inc.^	29,583
2,791	Dime Community Bancshares	48,815

Continued

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
855	ESSA Bancorp, Inc.	$11,696
9,408	Everbank Financial Corp.^	150,340
403	Federal Agricultural Mortgage Corp.	12,723
408	First Capital, Inc.	10,596
1,138	First Financial Northwest, Inc.	15,886
4,276	Flagstar Bancorp, Inc.*	98,818
883	Fox Chase Bancorp, Inc.	17,916
4	Greene County Bancorp, Inc. (a)	128
702	HF Financial Corp.	13,261
155	Hingham Institution for Savings^	18,569
1,670	HomeStreet, Inc.*^	36,256
787	HopFed Bancorp, Inc.	9,436
613	IF Bancorp, Inc.	11,341
3,333	Kearny Financial Corp.	42,229
1,249	Kentucky First Federal Bancorp	11,666
750	Lake Shore Bancorp, Inc.	10,125
673	Lake Sunapee Bank Group	9,442
767	LaPorte Bancorp, Inc.	11,658
759	Malvern Bancorp, Inc.*	13,328
4,170	Meridian Bancorp, Inc.	58,797
484	Meta Financial Group, Inc.	22,230
12,610	New York Community Bancorp, Inc.^	205,796
374	NMI Holdings, Inc., Class A*	2,532
1,311	Northeast Community Bancorp, Inc.	9,334
3,608	Northfield Bancorp, Inc.^	57,439
7,217	Northwest Bancshares, Inc.^	96,636
687	Ocean Shore Holding Co.^	11,782
1,282	Oceanfirst Financial Corp.	25,678
503	Oconee Federal Financial Corp.	10,055
3,358	Oritani Financial Corp.	55,407
1,218	PennyMac Financial Services, Inc., Class A*	18,708
679	Provident Financial Holdings	12,826
800	Provident Financial Services, Inc.	16,120
925	Pulaski Financial Corp.	14,763
420	Riverview Bancorp, Inc.	1,970
967	SI Financial Group, Inc.	13,200
561	Southern Missouri Bancorp, Inc.	13,408
733	Territorial Bancorp, Inc.	20,333
9,534	TFS Financial Corp.	179,525
7,273	TrustCo Bank Corp.	44,656
3,739	United Community Financial Corp.	22,060
3,669	United Financial Bancorp, Inc.	47,257
7,576	Washington Federal, Inc.	180,537
2,625	Waterstone Financial, Inc.^	37,013
2,181	Wawlker & Dunlop, Inc.*	62,835
2,142	WSFS Financial Corp.	69,315

		2,550,062

Tobacco (1.2%):
52,537	Altria Group, Inc.	3,058,178
28,027	Philip Morris International, Inc.	2,463,854
18,072	Reynolds American, Inc.	834,023
6,975	Vector Group, Ltd.^	164,540

		6,520,595

Shares or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors (0.5%):
7,861	Air Lease Corp.^	$263,186
3,111	Applied Industrial Technologies, Inc.	125,964
3,540	Beacon Roofing Supply, Inc.*	145,777
1,194	BMC Stock Holdings, Inc.*	20,000
1,592	CAI International, Inc.*	16,047
9,739	Fastenal Co.^	397,546
5,211	HD Supply Holdings, Inc.*	156,486
1,307	Huttig Building Products, Inc.*	4,967
2,054	Kaman Corp., Class A	83,824
3,188	MSC Industrial Direct Co., Inc., Class A^	179,389
2,536	TAL International Group, Inc.	40,322
1,007	TransAct Technologies, Inc.*	10,010
5,760	United Rentals, Inc.*^	417,831
1,184	Veritiv Corp.*^	42,884
2,272	W.W. Grainger, Inc.^	460,285
2,481	Watsco, Inc.	290,600
84	Watsco, Inc., Class B	9,564
2,955	WESCO International, Inc.*^	129,074

		2,793,756

Transportation Infrastructure (0.0%):
7,384	WESCO Aircraft Holdings, Inc.*	88,386

Water Utilities (0.2%):
2,327	American States Water Co.	97,618
4,447	American Water Works Co., Inc.	265,708
10,248	Aqua America, Inc.	305,389
491	Artesian Resources Corp.	13,601
2,891	California Water Service Group	67,274
665	Connecticut Water Service, Inc.	25,277
979	Middlesex Water Co.	25,983
669	Pure Cycle Corp.*	3,211
1,234	SJW Corp.	36,588
772	York Water Co. (The)	19,254

		859,903

Wireless Telecommunication Services (0.2%):
2,055	Boingo Wireless, Inc.*^	13,604
3,617	SBA Communications Corp., Class A*	380,038
2,077	Shenandoah Telecommunications Co.	89,415
1,649	Spok Holdings, Inc.	30,210
6,397	Telephone & Data Systems, Inc.^	165,618
6,899	T-Mobile US, Inc.*	269,889
1,288	United States Cellular Corp.*	52,563

		1,001,337

Total Common Stocks (Cost $591,017,701)		556,467,814

Convertible Bond (0.0%):
Biotechnology (0.0%):
$4,791	Catalyst Biosciences, Inc., 0.23%, 2/19/18(a)	4,767

Total Convertible Bond (Cost $4,791)		4,767

Securities Held as Collateral for Securities on Loan (7.3%):
40,518,424	AZL DFA U.S. Core Equity Fund Securities Lending Collateral Account(b)	40,518,424

Total Securities Held as Collateral for Securities on Loan (Cost $40,518,424)		40,518,424

Continued

24

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Unaffiliated Investment Company (0.2%):
1,195,597	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	$1,195,597

Total Unaffiliated Investment Company (Cost $1,195,597)		1,195,597

Total Investment Securities (Cost $632,736,513)(d) — 107.3%		598,186,602
Net other assets (liabilities) — (7.3)%		(40,610,252)

Net Assets — 100.0%		$557,576,350

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $39,215,307.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the Fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(c)	The rate represents the effective yield at December 31, 2015.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$632,736,513

Investment securities, at value*	$598,186,602
Cash	9,588
Interest and dividends receivable	600,250
Receivable for capital shares issued	13,016
Receivable for investments sold	438,149
Reclaims receivable	733

Total Assets	599,248,338

Liabilities:
Payable for capital shares redeemed	714,629
Payable for collateral received on loaned securities	40,518,424
Manager fees payable	258,669
Administration fees payable	19,057
Distribution fees payable	119,754
Custodian fees payable	8,456
Administrative and compliance services fees payable	2,093
Trustee fees payable	1,539
Other accrued liabilities	29,367

Total Liabilities	41,671,988

Net Assets	$557,576,350

Net Assets Consist of:
Capital	$587,861,463
Accumulated net investment income/(loss)	4,938,055
Accumulated net realized gains/(losses) from investment transactions	(673,257)
Net unrealized appreciation/(depreciation) on investments	(34,549,911)

Net Assets	$557,576,350

Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,733,300
Net Asset Value (offering and redemption price per share)	$9.49

*	Includes securities on loan of $39,215,307.

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Dividends	$7,910,837
Income from securities lending	109,064
Foreign withholding tax	(1,923)

Total Investment Income	8,017,978

Expenses:
Manager fees	3,248,830
Administration fees	152,178
Distribution fees	1,015,258
Custodian fees	25,315
Administrative and compliance services fees	5,723
Trustee fees	23,755
Professional fees	26,443
Shareholder reports	24,251
Other expenses	7,882

Total expenses before reductions	4,529,635
Less expenses voluntarily waived/reimbursed by the Manager	(1,055,872)

Net expenses	3,473,763

Net Investment Income/(Loss)	4,544,215

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(670,285)
Change in net unrealized appreciation/depreciation on investments	(34,549,911)

Net Realized/Unrealized Gains/(Losses) on Investments	(35,220,196)

Change in Net Assets Resulting From Operations	$(30,675,981)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

26

Statements of Changes in Net Assets

AZL DFA U.S. Core Equity Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,544,215
Net realized gains/(losses) on investment transactions	(670,285)
Change in unrealized appreciation/depreciation on investments	(34,549,911)

Change in net assets resulting from operations	(30,675,981)

Capital Transactions:
Proceeds from shares issued	664,092,322
Value of shares redeemed	(75,839,991)

Change in net assets resulting from capital transactions	588,252,331

Change in net assets	557,576,350
Net Assets:
Beginning of period	—
End of period	$557,576,350

Accumulated net investment income/(loss)	$4,938,055

Share Transactions:
Shares issued	66,436,982
Shares redeemed	(7,703,682)

Change in shares	58,733,300

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Financial Highlights

((Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.59)

Total from Investment Activities	(0.51)

Net Asset Value, End of Period	$9.49

Total Return(b)	(5.10	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$557,576
Net Investment Income/(Loss)(d)	1.12%
Expenses Before Reductions(d)(e)	1.12%
Expenses Net of Reductions(d)	0.86%
Portfolio Turnover Rate	12	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2015

liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $49.1 million for the period ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $10,794 during the period ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $3,275 was paid from the Fund relating to these fees and expenses.

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2015

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks

Food Products	$9,746,911	$33,189	$9,780,100
Media	17,216,005	8,527	17,224,532
Thrifts & Mortgage Finance	2,538,396	11,666	2,550,062
Trading Companies & Distributors	2,784,192	9,564	2,793,756
All Other Common Stocks+	524,119,364	—	524,119,364
Convertible Bond	—	4,767	4,767
Securities Held as Collateral for Securities on Loan	—	40,518,424	40,518,424
Unaffiliated Investment Company	1,195,597	—	1,195,597

Total Investment Securities	$557,600,465	$40,586,137	$598,186,602

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Core Equity Fund	$660,159,049	$68,422,822

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2015

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $632,805,022. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$27,898,499
Unrealized depreciation	(62,516,919)

Net unrealized appreciation/(depreciation)	$(34,618,420)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA U.S. Core Equity Fund	$686,912	$—	$686,912

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Core Equity Fund	$5,020,279	$—	$(686,912)	$(34,618,420)	$(30,285,113)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA U.S. Core Equity Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

34

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

35

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

36

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

37

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

38

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

39

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 20

Statement of Operations Page 20

Statements of Changes in Net Assets Page 21

Financial Highlights Page 22

Notes to the Financial Statements Page 23

Report of Independent Registered Public Accounting Firm Page 27

Other Information Page 28

Approval of Investment Advisory and Subadvisory Agreements Page 29

Information about the Board of Trustees and Officers Page 32

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 to the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® DFA U.S. Small Cap Fund returned -8.00%. That compared to a -8.40% total return for its benchmark, the Russell 2000® Index1.

Equities faced a challenging environment during the period from inception through the end of the year. This was due to a number of factors, including the sharp decline in commodity prices, particularly the price of oil, and ripple effects from China’s slowing economy. Furthermore, the U.S. Federal Reserve’s delay in raising the federal funds rate until December caused some investor concern about the overall health of the domestic economy.

In absolute terms, U.S. equities were challenged by this environment, with small-cap equities underperforming large caps as investors sought out stability during a period of economic uncertainty. Despite these headwinds, U.S. stocks fared better than both developed market and emerging market equities.

The Fund outperformed the benchmark for the period. The Fund purchases a broad and diverse group of readily marketable securities of U.S. small-cap companies. The Fund may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and profitability, as well as other factors that the sub-adviser determines to be appropriate, given market conditions. The momentum consideration benefited the Fund during the period, as it limited exposure to energy stocks—the worst-performing sector in the benchmark index. The Fund also benefitted from holding a broader range of investments than the benchmark in terms of market capitalization. Financial sector stocks held by the Fund but not the benchmark particularly contributed to outperformance during the period.*

The Fund typically avoids purchasing some high-priced, low-profitability stocks. This exclusion detracted from relative performance, as several of these stocks performed well over this period. A general exclusion of real estate investment trusts2 also had a negative impact on performance relative to the benchmark, as such investments performed well during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Small Cap Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

	6 Month	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	-7.82%	-8.00%
Russell 2000® Index	-8.75%	-8.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged small capitalization index of the smallest 2,000 U.S. stocks by market cap. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA U.S. Small Cap Fund	$1,000.00	$921.80	$7.10	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA U.S. Small Cap Fund	$1,000.00	$1,029.56	$7.50	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	23.0%
Industrials	16.9
Information Technology	16.6
Consumer Discretionary	16.3
Health Care	9.3
Materials	4.9
Utilities	4.7
Consumer Staples	4.3
Energy	2.8
Telecommunication Services	1.1

Total Common Stocks	99.9
Convertible Bond	— ^
Securities Held as Collateral for Securities on Loan	13.7
Money Market	0.4

Total Investment Securities	114.0
Net other assets (liabilities)	(14.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.9%):
Aerospace & Defense (1.4%):
1,500	AAR Corp.	$39,435
12,493	Aerojet Rocketdyne Holdings, Inc.*	195,640
4,246	AeroVironment, Inc.*^	125,130
1,402	Air Industries Group, Inc.^	11,104
1,481	American Science & Engineering, Inc.	61,284
5,128	Arotech Corp.*	10,461
3,669	Astronics Corp., Class A*	149,365
550	Astronics Corp., Class B*^	22,358
3,937	Astrotech Corp.*	6,024
1,720	Breeze-Eastern Corp.*	34,056
3,564	BWX Technologies, Inc.	113,228
685	CPI Aerostructures, Inc.*	6,665
4,688	Cubic Corp.	221,508
831	Curtiss-Wright Corp.	56,924
14,847	DigitalGlobe, Inc.*	232,503
3,591	Engility Holdings, Inc.*	116,636
3,376	Innovative Solutions & Support, Inc.*	9,318
9,336	KLX, Inc.*	287,454
11,895	Kratos Defense & Security Solutions, Inc.*^	48,770
2,710	LMI Aerospace, Inc.*^	27,290
6,372	Moog, Inc., Class A*	386,142
66	Moog, Inc., Class B*	4,006
1,389	National Presto Industries, Inc.	115,093
10,151	TASER International, Inc.*^	175,511
944	Teledyne Technologies, Inc.*^	83,733
633	Tel-Instrument Electronics Corp.*	3,032
7,544	The KEYW Holding Corp.*^	45,415
8,022	Triumph Group, Inc.	318,874

		2,906,959

Air Freight & Logistics (0.5%):
492	Air T, Inc.*	12,039
13,145	Air Transport Services Group, Inc.*	132,502
2,000	Atlas Air Worldwide Holdings, Inc.*	82,680
4,550	Echo Global Logistics, Inc.*	92,775
5,960	Forward Air Corp.	256,339
7,031	Hub Group, Inc.*	231,671
2,501	Park-Ohio Holdings Corp.	91,987
5,212	Radiant Logistics, Inc.*^	17,877
20,084	UTI Worldwide, Inc.*	141,191

		1,059,061

Airlines (0.5%):
3,655	Allegiant Travel Co.	613,419
11,276	Hawaiian Holdings, Inc.*	398,381
1,200	SkyWest, Inc.	22,824

		1,034,624

Auto Components (1.5%):
14,943	American Axle & Manufacturing Holdings, Inc.*	283,020
12,162	Cooper Tire & Rubber Co.	460,333
3,437	Cooper-Standard Holding, Inc.*	266,677
4,738	Dana Holding Corp.	65,384
6,147	Dorman Products, Inc.*^	291,798
4,932	Drew Industries, Inc.	300,309
18,417	Federal Mogul Holdings Corp.*	126,156

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
7,561	Fox Factory Holding Corp.*	$124,983
3,880	Fuel Systems Solutions, Inc.*	18,973
7,706	Gentherm, Inc.*	365,265
3,330	Horizon Global Corp.*	34,532
9,677	Modine Manufacturing Co.*	87,577
3,617	Motorcar Parts of America, Inc.*	122,291
6,847	Spartan Motors, Inc.	21,294
4,319	Standard Motor Products, Inc.	164,338
5,611	Stoneridge, Inc.*	83,043
733	Strattec Security Corp.^	41,407
2,123	Tenneco, Inc.*	97,467
4,211	Tower International, Inc.	120,308

		3,075,155

Automobiles (0.1%):
1,741	Thor Industries, Inc.	97,757
4,949	Winnebago Industries, Inc.	98,485

		196,242

Banks (13.7%):
1,509	1st Constitution Bancorp*	19,421
5,481	1st Source Corp.	169,198
2,101	Access National Corp.	42,986
410	ACNB Corp.	8,885
636	Ameriana Bancorp	14,577
1,757	American National Bankshares, Inc.	44,997
346	American River Bankshares*	3,661
6,527	Ameris Bancorp	221,853
1,649	Ames National Corp.^	40,054
294	Anchor Bancorp, Inc.*	7,582
2,604	Arrow Financial Corp.	70,751
29,121	Associated Banc-Corp.^	546,018
13	Auburn National Bancorp, Inc.	385
7,085	Banc of California, Inc.	103,583
2,586	BancFirst Corp.	151,591
736	Bancorp of New Jersey, Inc.	8,243
7,531	Bancorp, Inc. (The)*^	47,972
19,647	BancorpSouth, Inc.	471,332
2,653	Bank of Commerce Holdings	17,722
8,604	Bank of Hawaii Corp.^	541,191
1,200	Bank of Marin Bancorp^	64,080
441	Bank of South Carolina Corp.	7,175
4,504	Banner Corp.	206,553
1,220	Bar Harbor Bankshares	41,992
1,367	Bay Bancorp, Inc.*	6,890
837	Baylake Corp.	12,229
16,299	BBCN Bancorp, Inc.	280,669
595	BCB Bancorp, Inc.	6,188
5,074	Berkshire Hills Bancorp, Inc.	147,704
6,571	BNC Bancorp^	166,772
16,835	Boston Private Financial Holdings, Inc.	190,909
2,370	Bridge Bancorp, Inc.	72,119
3,533	Bryn Mawr Bank Corp.	101,468
74	C&F Financial Corp.	2,886
1,274	California First National Bancorp	16,575
1,496	Camden National Corp.	65,959

Continued

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
5,718	Capital Bank Financial Corp.	$182,862
3,483	Capital City Bank Group, Inc.	53,464
5,943	Cardinal Financial Corp.	135,204
694	Carolina Bank Holdings, Inc.*	12,797
14,611	Cascade Bancorp*	88,689
16,348	Cathay General Bancorp^	512,183
9,115	Centerstate Banks, Inc.	142,650
7,528	Central Pacific Financial Corp.	165,767
1,141	Central Valley Community Bancorp	14,103
511	Century Bancorp, Inc.	22,208
6,584	Chemical Financial Corp.	225,634
940	Chemung Financial Corp.	26,000
2,509	Citizens & Northern Corp.^	52,689
261	Citizens First Corp.	3,552
718	Citizens Holding Co.	17,088
2,767	City Holding Co.^	126,286
797	Civista Bancshares, Inc.	10,226
2,916	CNB Financial Corp.	52,575
993	Coastway Bancorp, Inc.*^	13,048
7,635	CoBiz Financial, Inc.	102,462
72	Codorus Valley Bancorp, Inc.	1,464
56	Colony Bankcorp, Inc.*	544
12,090	Columbia Banking System, Inc.	393,046
7,905	Community Bank System, Inc.	315,726
3,296	Community Bankers Trust Corp.*	17,700
3,524	Community Trust Bancorp, Inc.	123,199
525	Community West Bancshares	3,728
1,609	CommunityOne Bancorp*^	21,673
6,029	ConnectOne Bancorp, Inc.	112,682
3,386	CU Bancorp*	85,869
5,436	Customers Bancorp, Inc.*	147,968
21,679	CVB Financial Corp.^	366,809
130	DNB Financial Corp.	3,687
609	Eagle Bancorp Montana, Inc.	7,527
6,675	Eagle Bancorp, Inc.*^	336,887
2,246	Eastern Virginia Bankshares, Inc.	16,126
4,068	Enterprise Financial Services Corp.	115,328
534	Evans Bancorp, Inc.	13,617
33,130	F.N.B. Corp.	441,954
1,185	Farmers Capital Bank Corp.*^	32,125
2,817	Farmers National Banc Corp.	24,226
242	Fauquier Bankshares, Inc.	3,707
886	FCB Financial Holdings, Inc., Class A*	31,710
4,354	Fidelity Southern Corp.	97,138
2,803	Financial Institutions, Inc.	78,484
40,945	First Bancorp*	133,071
3,983	First Bancorp	74,641
2,165	First Bancorp, Inc.	44,318
965	First Bancshares, Inc. (The)	17,698
5,363	First Busey Corp.	110,639
1,768	First Business Financial Services, Inc.	44,218
57	First Capital Bancorp, Inc.	317
2,161	First Citizens BancShares, Inc., Class A^	557,904
3,400	First Commonwealth Financial Corp.	30,838
3,775	First Community Bankshares	70,328

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,237	First Connecticut Bancorp, Inc.	$56,356
11,758	First Financial Bancorp	212,467
12,499	First Financial Bankshares, Inc.	377,095
2,573	First Financial Corp.	87,405
3,959	First Interstate BancSystem	115,088
7,162	First Merchants Corp.	182,058
15,325	First Midwest Bancorp, Inc.	282,440
3,698	First NBC Bank Holding Co.*	138,268
2,085	First Niagara Financial Group, Inc.	22,622
2,791	First of Long Island Corp. (The)	83,730
28	First Savings Financial Group	1,021
888	First South Bancorp	7,601
208	First United Corp.*	2,413
3,511	FirstMerit Corp.	65,480
5,995	Flushing Financial Corp.	129,732
35,320	Fulton Financial Corp.	459,513
2,665	German American Bancorp, Inc.^	88,798
13,638	Glacier Bancorp, Inc.	361,816
2,755	Great Southern Bancorp, Inc.	124,691
4,164	Guaranty Bancorp	68,873
13,653	Hancock Holding Co.	343,646
5,973	Hanmi Financial Corp.	141,680
37	Hawthorn Bancshares, Inc.	581
4,180	Heartland Financial USA, Inc.	131,085
6,099	Heritage Financial Corp.	114,905
6,833	Heritage Oaks Bancorp	54,732
5,347	Hertiage Commerce Corp.	63,950
19,107	Hilltop Holdings, Inc.*	367,237
14,540	Home Bancshares, Inc.	589,160
4,096	Hometrust Bancshares, Inc.*	82,944
1,862	Horizon Bancorp^	52,062
6,722	IBERIABANK Corp.	370,181
5,640	Independent Bank Corp.	262,373
3,427	Independent Bank Group, Inc.	109,664
12,421	International Bancshares Corp.	319,220
234	Jacksonville Bancorp, Inc.*	4,383
7,529	Lakeland Bancorp, Inc.	88,767
3,357	Lakeland Financial Corp.^	156,503
711	Landmark Bancorp, Inc.	18,674
1,512	LCNB Corp.	24,736
8,718	LegacyTexas Financial Group, Inc.	218,124
5,613	Macatawa Bank Corp.	33,959
1,048	Mackinac Financial Corp.	12,356
4,372	Mainsource Financial Group, Inc.	100,031
15,664	MB Financial, Inc.^	507,044
1,565	MBT Financial Corp.*	10,689
3,441	Mercantile Bank Corp.	84,442
1,252	Merchants Bancshares, Inc.	39,425
2,878	Metro Bancorp, Inc.	90,312
303	Middleburg Financial Corp.	5,599
1,548	MidWestone Financial Group, Inc.	47,075
729	Monarch Financial Holdings, Inc.	13,115
892	MutualFirst Financial, Inc.	22,229
7,014	National Bank Holdings Corp.	149,889
1,309	National Bankshares, Inc.^	46,522

Continued

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
28,072	National Penn Bancshares, Inc.	$346,128
8,052	NBT Bancorp, Inc.	224,490
7,298	Newbridge Bancorp	88,890
1,136	Northeast Bancorp	11,928
1,357	Northrim Bancorp, Inc.	36,096
406	Norwood Financial Corp.	11,656
8,023	OFG Bancorp	58,728
183	Ohio Valley Banc Corp.	4,533
2,179	Old Line Bancshares, Inc.	38,285
22,561	Old National Bancorp	305,927
1,004	Old Point Financial Corp.	17,229
3,314	Old Second Bancorp, Inc.*	25,982
1,398	Orrstown Financial Services, Inc.	25,136
3,562	Pacific Continental Corp.	53,003
1,718	Pacific Mercantile Bancorp*	12,215
4,379	Pacific Premier Bancorp, Inc.*	93,054
3,060	Park National Corp.^	276,869
8,984	Park Sterling Corp.	65,763
1,119	Parke Bancorp, Inc.	13,965
3,098	Peapack-Gladstone Financial Corp.	63,881
968	Penns Woods Bancorp, Inc.	41,101
395	Peoples Bancorp	7,627
3,620	Peoples Bancorp, Inc.	68,201
7,783	Pinnacle Financial Partners, Inc.	399,735
5	Polonia Bancorp, Inc.*	58
1,864	Popular, Inc.	52,826
2,669	Preferred Bank Los Angeles	88,130
869	Premier Financial Bancorp, Inc.	14,286
15,116	PrivateBancorp, Inc.	620,057
1,199	QCR Holdings, Inc.	29,124
5,959	Renasant Co.	205,049
2,685	Republic Bancorp, Inc.	70,911
7,724	Republic First Bancorp, Inc.*	33,445
6,576	S & T Bancorp, Inc.	202,672
320	Salisbury Bancorp, Inc.	10,688
4,544	Sandy Spring Bancorp, Inc.	122,506
552	SB Financial Group, Inc.	6,149
6,664	Seacoast Banking Corp.*	99,827
1,252	Select Bancorp, Inc.*	10,129
2,539	Shore Bancshares, Inc.	27,624
2,735	Sierra Bancorp	48,273
6,039	Simmons First National Corp., Class A	310,163
5,228	South State Corp.	376,155
1,376	Southcoast Financial Corp.*	21,397
562	Southern First Bancshares, Inc.*	12,701
892	Southern National Bancorp	11,650
5,016	Southside Bancshares, Inc.	120,484
3,850	Southwest Bancorp	67,298
88	Southwest Georgia Financial Corp.	1,364
7,208	State Bank Financial Corp.^	151,584
17,714	Sterling Bancorp	287,321
690	Stewardship Financial Corp.	4,161
2,904	Stock Yards Bancorp, Inc.^	109,742
2,351	Suffolk Bancorp	66,651
682	Summit Financial Group, Inc.	8,109

Shares		Fair Value
Common Stocks, continued
Banks, continued
963	Summit State Bank^	$13,145
2,320	Sun Bancorp, Inc.*	47,885
625	Sussex Bancorp^	8,206
4,481	Talmer Bancorp, Inc., Class A	81,151
32,449	TCF Financial Corp.	458,180
7,999	Texas Capital Bancshares, Inc.*	395,311
2,982	Tompkins Financial Corp.^	167,469
10,421	TowneBank	217,486
4,592	TriCo Bancshares	126,004
5,730	Tristate Capital Holdings, Inc.*^	80,163
13,121	Trustmark Corp.^	302,308
94	Two River Bancorp	933
8,136	UMB Financial Corp.	378,731
8,368	Union Bankshares Corp.	211,208
249	Union Bankshares, Inc.	6,950
450	United Bancshares, Inc.	8,204
13,802	United Bankshares, Inc.	510,536
3,880	United Community Banks, Inc.	75,621
874	United Security Bancshares*	4,665
908	United Security Bancshares, Inc.	8,072
38	Unity Bancorp, Inc.	475
4,045	Univest Corp.^	84,379
41,250	Valley National Bancorp^	406,313
3,386	Washington Trust Bancorp	133,815
435	WashingtonFirst Bankshare, Inc.	9,848
127	Wellesley Bank	2,380
7,424	WesBanco, Inc.^	222,868
3,230	West Bancorp	63,793
4,438	Westamerica Bancorp^	207,477
20,614	Western Alliance Bancorp*	739,217
15,835	Wilshire Bancorp, Inc.	182,894
9,353	Wintrust Financial Corp.	453,808
190	Xenith Bankshares, Inc.*	1,416
6,236	Yadkin Financial Corp.	156,960
154	Your Community Bankshares, Inc.	4,854

		28,556,995

Beverages (0.3%):
1,449	Coca-Cola Bottling Co. Consolidated	264,456
3,530	MGP Ingredients, Inc.^	91,604
5,334	National Beverage Corp.*	242,377
985	Willamette Valley Vineyards, Inc.*	6,974

		605,411

Biotechnology (1.2%):
383	Acorda Therapeutics, Inc.*^	16,385
1,372	Biospecifics Technologies Corp.*	58,955
7,111	Biota Pharmaceuticals, Inc.*	13,795
996	Catalyst Biosciences, Inc.*	3,117
4,008	Celsion Corp.*	7,695
7,692	Emergent Biosolutions, Inc.*	307,757
3,411	Enanta Pharmaceuticals, Inc.*	112,631
7,434	Fortress Biotech, Inc.*	20,741
592	ImmuCell Corp.*	4,351
13,719	Insys Therapeutics, Inc.*^	392,775
4,164	Ligand Pharmaceuticals, Inc., Class B*^	451,461

Continued

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
4,100	Mimedx Group, Inc.*	$38,417
16,473	Myriad Genetics, Inc.*	710,976
5,759	Newlink Genetics Corp.*^	209,570
4,602	Oncogenex Pharmaceutical, Inc.*	5,568
30,069	PDL BioPharma, Inc.	106,444
2,100	Spectrum Pharmaceuticals, Inc.*	12,663
5,663	Tenax Therapeutics, Inc.*^	18,575
1,300	Vanda Pharmaceuticals, Inc.*^	12,103

		2,503,979

Building Products (1.4%):
9,974	AAON, Inc.^	231,596
1,048	Advanced Drainage Systems, Inc.	25,183
3,236	American Woodmark Corp.*	258,815
6,085	Apogee Enterprises, Inc.	264,758
6,453	Armstrong World Industries, Inc.*	295,096
19,192	Builders FirstSource, Inc.*	212,647
1,200	Continental Building Products, Inc.*	20,952
308	Continental Materials Corp.*	4,605
1,200	Gibraltar Industries, Inc.*	30,528
2,959	Insteel Industries, Inc.	61,902
13,446	NCI Building Systems, Inc.*	166,865
3,310	Nortek, Inc.*	144,382
3,163	Patrick Industries, Inc.*	137,591
9,618	PGT, Inc.*	109,549
12,217	Ply Gem Holdings, Inc.*^	153,201
6,579	Quanex Building Products Corp.	137,172
10,108	Simpson Manufacturing Co., Inc.	345,189
6,288	Trex Co., Inc.*^	239,196

		2,839,227

Capital Markets (1.5%):
1,496	Artisan Partners Asset Management, Inc.	53,946
1,290	Associated Capital Group, Inc., Class A*	39,345
6,109	BGC Partners, Inc., Class A	59,929
8,841	Cohen & Steers, Inc.	269,474
674	Diamond Hill Investment Group	127,386
2,936	Federated Investors, Inc., Class B	84,116
10,388	Financial Engines, Inc.^	349,764
1,290	GAMCO Investors, Inc., Class A^	40,042
5,280	Greenhill & Co., Inc.	151,061
141	Hennessy Advisors, Inc.	4,226
7,817	HFF, Inc., Class A	242,874
11,065	Interactive Brokers Group, Inc., Class A	482,433
3,702	INTL FCStone, Inc.*	123,869
5,604	Janus Capital Group, Inc.^	78,960
20,883	KCG Holdings, Inc.*^	257,070
37,431	Ladenburg Thalmann Financial Services, Inc.*^	103,310
426	Moelis & Co., Class A	12,431
2,724	Oppenheimer Holdings, Class A^	47,343
2,624	Pzena Investment Management, Inc.	22,566
4,108	Safeguard Scientifics, Inc.*	59,607
1,619	Silvercrest Asset Management Group, Inc., Class A^	19,250
1,359	Stifel Financial Corp.*	57,567
2,746	U.S. Global Investors, Inc., Class A	3,213

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
1,678	Westwood Holdings, Inc.	$87,407
27,213	WisdomTree Investments, Inc.	426,700

		3,203,889

Chemicals (2.1%):
5,533	A. Schulman, Inc.	169,531
6,167	American Vanguard Corp.^	86,400
12,413	Axiall Corp.	191,160
5,569	Balchem Corp.	338,595
11,881	Cabot Corp.	485,696
10,693	Calgon Carbon Corp.	184,454
1,278	Chase Corp.	52,053
13,772	Chemtura Corp.*	375,562
1,539	Core Molding Technologies, Inc.*^	19,745
2,500	Flotek Industries, Inc.*^	28,600
8,570	Futurefuel Corp.	115,695
9,993	H.B. Fuller Co.	364,445
2,133	Hawkins, Inc.	76,297
3,915	Innophos Holdings, Inc.	113,457
4,476	Innospec, Inc.	243,092
14,475	Intrepid Potash, Inc.*^	42,701
2,259	KMG Chemicals, Inc.	52,002
6,900	Kraton Performance Polymers, Inc.*	114,609
14,416	Kronos Worldwide, Inc.^	81,306
4,373	LSB Industries, Inc.*^	31,704
6,222	Minerals Technologies, Inc.	285,341
893	Northern Technologies International Corp.*	12,386
14,599	Olin Corp.	251,979
9,435	Omnova Solutions, Inc.*	57,837
2,679	PolyOne Corp.	85,085
2,538	Quaker Chemical Corp.	196,086
865	Sensient Technologies Corp.	54,339
4,494	Stepan Co.	223,307
279	TOR Minerals International, Inc.*	1,258
4,945	Trecora Resources*	61,269
11,730	Tronox, Ltd., Class A^	45,864

		4,441,855

Commercial Services & Supplies (3.1%):
11,496	ABM Industries, Inc.	327,291
20,950	ACCO Brands Corp.*	149,374
675	Acme United Corp.	11,475
1,580	AMREP Corp.*	6,873
9,470	ARC Document Solutions, Inc.*	41,857
9,672	Brady Corp., Class A	222,263
9,969	Brink’s Co. (The)	287,705
8,149	Casella Waste Systems, Inc.*	48,731
6,409	CECO Environmental Corp.	49,221
13,422	Cenveo, Inc.*	11,696
1,447	Clean Harbors, Inc.*	60,268
325	CompX International, Inc.	3,705
23,275	Covanta Holding Corp.^	360,530
1,456	Deluxe Corp.	79,410
535	Ecology and Environment, Inc., Class A	5,473
6,861	Essendant, Inc.	223,051
4,057	G&K Services, Inc., Class A	255,185

Continued

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,258	Healthcare Services Group, Inc.	$78,736
11,123	Herman Miller, Inc.	319,230
9,122	HNI Corp.^	328,939
13,810	Interface, Inc.	264,323
4,059	Intersections, Inc.*	11,649
7,526	Kimball International, Inc., Class B	73,529
10,221	Knoll, Inc.	192,155
5,746	Matthews International Corp., Class A	307,124
4,949	McGrath Rentcorp^	124,665
8,332	Mobile Mini, Inc.	259,375
6,959	MSA Safety, Inc.^	302,508
3,596	Multi-Color Corp.	215,077
2,566	NL Industries, Inc.*	7,801
2,198	Perma-Fix Environmental Services, Inc.*	8,221
6,932	Quad Graphics, Inc.	64,468
4,781	R.R. Donnelley & Sons Co.	70,376
4,036	SP Plus Corp.*	96,460
17,925	Steelcase, Inc., Class A	267,083
3,787	Team, Inc.*	121,033
10,769	Tetra Tech, Inc.	280,209
6,115	Trc Companies, Inc.*	56,564
2,902	UniFirst Corp.	302,388
4,727	US Ecology, Inc.	172,252
1,974	Versar, Inc.*	6,100
3,364	Virco Manufacturing Co.*	11,202
15,747	West Corp.	339,663

		6,425,238

Communications Equipment (1.9%):
10,421	ADTRAN, Inc.	179,450
3,564	Alliance Fiber Optic Products, Inc.*^	54,030
254	Bel Fuse, Inc., Class A	3,698
5,844	CalAmp Corp.*	116,471
10,549	Calix, Inc.*	83,021
18,791	Ciena Corp.*	388,786
1,808	ClearOne, Inc.	23,377
316	Communications Systems, Inc.	2,455
6,496	EMCORE Corp.*	39,820
20,623	Finisar Corp.*	299,858
16,449	Harmonic, Inc.*	66,947
6,247	InterDigital, Inc.	306,353
15,902	Ixia*	197,662
3,225	KVH Industries, Inc.*	30,380
6,491	NETGEAR, Inc.*	272,038
5,267	NetScout Systems, Inc.*	161,697
3,837	Numerex Corp., Class A*	24,634
4,400	Oclaro, Inc.*	15,312
131	Optical Cable Corp.	373
7,326	Plantronics, Inc.	347,399
26,104	Polycom, Inc.*	328,649
900	RELM Wireless Corp.*	3,546
16,249	Ruckus Wireless, Inc.*	174,027
1,900	ShoreTel, Inc.*	16,815
1,547	Sonus Networks, Inc.*	11,030
11,725	Ubiquiti Networks, Inc.*	371,565

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
8,776	ViaSat, Inc.*^	$535,425

		4,054,818

Construction & Engineering (1.2%):
5,777	Ameresco, Inc., Class A*	36,106
2,944	Argan, Inc.	95,386
8,169	Comfort Systems USA, Inc.	232,163
7,616	Dycom Industries, Inc.*^	532,815
11,205	Emcor Group, Inc.	538,287
7,950	Furmanite Corp.*	52,947
7,950	Granite Construction, Inc.	341,135
2,141	Integrated Electrical Services, Inc.*	23,701
27,929	KBR, Inc.	472,559
661	MasTec, Inc.*	11,488
4,198	MYR Group, Inc.*	86,521
1,267	NV5 Holdings, Inc.*^	27,849
5,590	Orion Marine Group, Inc.*^	23,310
1,186	Primoris Services Corp.^	26,128

		2,500,395

Construction Materials (0.3%):
1,153	Eagle Materials, Inc.	69,676
15,892	Headwaters, Inc.*	268,098
771	U.S. Lime & Minerals, Inc.	42,374
2,901	US Concrete, Inc.*	152,767

		532,915

Consumer Finance (0.6%):
1,660	Asta Funding, Inc.*	13,197
2,191	Atlanticus Holdings Corp.*	7,011
5,694	Cash America International, Inc.	170,535
5,088	Consumer Portfolio Services, Inc.*	26,407
5,380	Emergent Capital, Inc.*	19,852
4,740	Encore Capital Group, Inc.*^	137,839
10,502	EZCORP, Inc., Class A*	52,405
4,963	First Cash Financial Services, Inc.*	185,765
638	Green Dot Corp., Class A*	10,476
6,892	Nelnet, Inc.	231,365
1,556	Nicholas Financial, Inc.*	18,127
8,152	PRA Group, Inc.*^	282,794
2,057	QC Holdings, Inc.	3,003
2,553	Regional Mgmt Corp.*	39,495
2,325	The First Marblehead Corp.*	9,788
1,920	World Acceptance Corp.*	71,232

		1,279,291

Containers & Packaging (0.2%):
1,065	AEP Industries, Inc.*	82,165
4,389	Greif, Inc., Class A	135,225
1,383	Greif, Inc., Class B	59,151
6,167	Myers Industries, Inc.	82,144
255	Silgan Holdings, Inc.	13,699
1,431	UFP Technologies, Inc.*	34,086

		406,470

Distributors (0.6%):
12	AMCON Distributing Co.	971
4,263	Core Markt Holdngs Co., Inc.	349,310

Continued

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Distributors, continued
813	Educational Development Corp.^	$9,000
8,789	Pool Corp.	709,976
4,313	VOXX International Corp.*	22,686
2,157	Weyco Group, Inc.	57,721

		1,149,664

Diversified Consumer Services (0.7%):
3,469	American Public Education, Inc.*	64,558
9,431	Cambium Learning Group, Inc.*	45,740
2,216	Capella Education Co.	102,424
13,892	Career Education Corp.*	50,428
4,450	Carriage Services, Inc.^	107,245
1,795	Collectors Universe, Inc.	27,823
9,229	Grand Canyon Education, Inc.*	370,267
4,098	Houghton Mifflin Harcourt Co.*	89,254
7,950	K12, Inc.*	69,960
2,382	Liberty Tax, Inc.^	56,763
1,526	National American University Holdings, Inc.	3,189
12,818	Sotheby’s^	330,192
2,208	Strayer Education, Inc.*	132,745
5,156	Universal Technical Institute, Inc.	24,027
2,231	Weight Watchers International, Inc.*	50,867

		1,525,482

Diversified Financial Services (0.2%):
8,611	Gain Capital Holdings, Inc.	69,835
500	MarketAxess Holdings, Inc.	55,795
2,591	Marlin Business Services, Inc.	41,611
6,056	Newstar Financial, Inc.*^	54,383
4,690	PICO Holdings, Inc.*	48,401
4,650	Resource America, Inc., Class A	28,505
2,849	Tiptree Financial, Inc., Class A^	17,493
207	Value Line, Inc.	2,780

		318,803

Diversified Telecommunication Services (0.7%):
3,043	Atlantic Tele-Network, Inc.	238,054
38,567	Cincinnati Bell, Inc.*	138,841
8,904	Cogent Communications Group, Inc.^	308,879
1,400	Consolidated Communications Holdings, Inc.	29,330
5,399	FairPoint Communications, Inc.*	86,762
1,495	Fusion Telecommunications International, Inc.*	4,874
7,905	General Communication, Inc., Class A*	156,361
2,168	Hawaiian Telcom Holdco, Inc.*	53,896
4,421	IDT Corp.	51,549
6,657	Inteliquent, Inc.	118,295
19,966	Iridium Communications, Inc.*^	167,914
4,669	Lumos Networks Corp.*	52,293
14,348	Orbcomm, Inc.*^	103,880
2,393	Windstream Holdings, Inc.^	15,411

		1,526,339

Electric Utilities (1.3%):
8,605	ALLETE, Inc.	437,392
7,820	El Paso Electric Co.	301,070
8,314	Empire District Electric Co.^	233,374
3,043	Genie Energy, Ltd., Class B^	33,929

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
1,728	IDACORP, Inc.	$117,504
6,312	MGE Energy, Inc.	292,877
7,596	Otter Tail Power Co.	202,281
15,698	PNM Resources, Inc.	479,888
14,677	Portland General Electric Co.	533,803
2,808	Unitil Corp.	100,751

		2,732,869

Electrical Equipment (0.8%):
1,815	Allied Motion Technologies, Inc.^	47,517
547	American Electric Technologies, Inc.*	1,143
5,308	AZZ, Inc.	294,966
500	Babcock & Wilcox Enterprises, Inc.*	10,435
4,188	Encore Wire Corp.	155,333
8,133	EnerSys	454,880
411	Espey Manufacturing & Electronics Corp.	10,694
9,178	Franklin Electric Co., Inc.	248,081
9,772	General Cable Corp.	131,238
3,487	Global Power Equipment Group, Inc.	12,135
4,871	LSI Industries, Inc.	59,377
53	Pioneer Power Solutions, Inc.*	199
2,209	Power Solutions International, Inc.*^	40,314
4,427	Powersecure International, Inc.*	66,626
1,064	Preformed Line Products Co.	44,794
75	Servotronics, Inc.	608
515	SL Industries, Inc.*	16,418
5,936	Thermon Group Holdings, Inc.*	100,437
3,104	Ultralife Corp.*	20,052

		1,715,247

Electronic Equipment, Instruments & Components (3.2%):
2,011	ADDvantage Technologies Group, Inc.*	3,600
6,004	Anixter International, Inc.*	362,582
29,976	AVX Corp.	363,909
2,620	Badger Meter, Inc.^	153,506
8,487	Checkpoint Systems, Inc.	53,213
4,622	Coherent, Inc.*	300,938
4,974	Control4 Corp.*^	36,161
4,147	CUI Global, Inc.*^	29,195
8,630	Daktronics, Inc.	75,254
1,365	Data I/O Corp.*	3,440
3,765	DTS, Inc.*	85,014
4,881	Electro Rent Corp.	44,905
6,222	Electro Scientific Industries, Inc.*	32,292
7,067	Fabrinet*	168,336
3,308	FARO Technologies, Inc.*	97,652
4,036	FEI Co.	322,032
640	Frequency Electronics, Inc.*	6,797
6,936	GSI Group, Inc.*	94,468
2,274	Identiv, Inc.*	4,525
646	IEC Electronics Corp.*	2,106
12,345	II-VI, Inc.*	229,123
199	IntriCon Corp.*	1,508
7,287	Itron, Inc.*	263,644
9,073	KEMET Corp.*	21,503
16,837	Knowles Corp.*	224,437

Continued

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
4,518	Littlelfuse, Inc.	$483,471
2,151	LRAD Corp.*	4,280
6,951	Mercury Computer Systems, Inc.*	127,620
710	Mesa Labs, Inc.	70,645
7,970	Methode Electronics, Inc., Class A	253,685
604	MOCON, Inc.	8,782
2,841	MTS Systems Corp.	180,148
4,940	Multi-Fineline Electronix, Inc.*^	102,159
2,608	Napco Security Technologies, Inc.*	15,387
7,964	Newport Corp.*	126,389
4,239	OSI Systems, Inc.*	375,830
3,068	PAR Technology Corp.*	20,648
4,132	Park Electrochemical Corp.	62,228
1,176	PCM, Inc.*	11,678
1,875	Perceptron, Inc.*	14,606
6,457	Plexus Corp.*	225,478
7,482	RadiSys Corp.*	20,725
1,300	RealD, Inc.*	13,715
1,727	RF Industries, Ltd.	7,582
5,365	Rofin-Sinar Technologies, Inc.*	143,675
3,621	Rogers Corp.*	186,735
13,876	Sanmina Corp.*	285,568
5,440	ScanSource, Inc.*	175,277
7,020	SYNNEX Corp.^	631,309
300	Tech Data Corp.*^	19,914
17,962	TTM Technologies, Inc.*	116,933
1,000	Vishay Intertechnology, Inc.	12,050
989	Wayside Technology Group, Inc.	18,138
3,952	Wireless Telecom Group, Inc.*	6,797

		6,701,592

Energy Equipment & Services (0.6%):
483	Archrock, Inc.	3,632
687	Dril-Quip, Inc.*	40,691
4,145	ERA Group, Inc.*	46,217
241	Exterran Corp.*	3,868
16,065	Forum Energy Technologies, Inc.*	200,170
2,888	Gulf Island Fabrication, Inc.	30,208
5,319	Matrix Service Co.*	109,252
49,896	McDermott International, Inc.*^	167,152
2,488	Natural Gas Services Group*	55,482
1,000	Noble Corp. plc	10,550
24,893	Parker Drilling Co.*	45,305
936	Patterson-UTI Energy, Inc.	14,115
2,591	PHI, Inc.*	42,518
21,339	Rowan Cos. plc, Class A	361,697
4,344	RPC, Inc.^	51,911
2,800	TETRA Technologies, Inc.*	21,056

		1,203,824

Food & Staples Retailing (0.8%):
5,068	Chefs’ Warehouse, Inc.*	84,534
2,697	Ingles Markets, Inc., Class A^	118,884
10,518	Liberator Medical Holdings, Inc.	35,130
4,576	Natural Grocers by Vitamin Cottage, Inc.*	93,213
5,604	PriceSmart, Inc.^	465,077

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
200	SpartanNash Co.	$4,328
52,649	Supervalu, Inc.*	356,960
8,542	The Fresh Market, Inc.*^	200,054
1,964	Village Super Market, Inc.	51,751
5,498	Weis Markets, Inc.	243,561

		1,653,492

Food Products (2.1%):
9,772	B&G Foods, Inc.	342,215
1,900	Boulder Brands, Inc.*^	20,862
3,316	Calavo Growers, Inc.	162,484
8,132	Cal-Maine Foods, Inc.^	376,837
1,318	Coffee Holding Co., Inc.*	5,074
18,229	Dean Foods Co.^	312,627
5,914	Diamond Foods, Inc.*	227,985
3,338	Farmer Brothers Co.*	107,717
1,933	Fresh Del Monte Produce, Inc.	75,155
122	Golden Enterprises, Inc.	587
3,984	Inventure Foods, Inc.*^	28,286
3,823	J & J Snack Foods Corp.	446,029
5,357	Lancaster Colony Corp.	618,520
2,855	Limoneira Co.^	42,654
9,889	Post Holdings, Inc.*	610,152
1,220	Rocky Mountain Chocolate Factory, Inc.	13,115
3,983	Sanderson Farms, Inc.	308,762
1,801	Seneca Foods Corp., Class A*	52,193
12	Seneca Foods Corp, Class B*	383
13,338	Snyders-Lance, Inc.	457,494
6,833	Tootsie Roll Industries, Inc.^	215,854

		4,424,985

Gas Utilities (2.0%):
2,993	Chesapeake Utilities Corp.	169,853
1,008	Delta Natural Gas Co., Inc.	21,158
2,109	Gas Natural, Inc.	15,712
7,750	Laclede Group, Inc. (The)	460,428
16,136	New Jersey Resources Corp.	531,843
5,313	Northwest Natural Gas Co.	268,891
9,305	ONE Gas, Inc.	466,832
15,594	Piedmont Natural Gas Co., Inc.	889,169
79	RGC Resources, Inc.	1,663
12,453	South Jersey Industries, Inc.	292,895
8,894	Southwest Gas Corp.	490,593
9,481	WGL Holdings, Inc.	597,207

		4,206,244

Health Care Equipment & Supplies (3.4%):
4,119	Abaxis, Inc.	229,346
2,680	Analogic Corp.	221,368
7,252	AngioDynamics, Inc.*	88,039
2,934	Anika Therapeutics, Inc.*	111,961
354	Atrion Corp.	134,945
2,493	BioLife Solutions, Inc.*^	5,410
8,629	Cantel Medical Corp.^	536,206
1,944	Chembio Diagnostics, Inc.*^	10,362
283	CONMED Corp.	12,466
5,741	CryoLife, Inc.	61,888

Continued

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
4,362	Cynosure, Inc., Class A*	$194,851
5,289	Derma Sciences, Inc.*	24,171
1,118	Elctromed, Inc.*	2,068
2,798	Exactech, Inc.*	50,784
13,310	Globus Medical, Inc., Class A*^	370,284
4,562	Greatbatch, Inc.*	239,505
10,129	Haemonetics Corp.*	326,559
8,309	Halyard Health, Inc.*	277,604
11,024	Hill-Rom Holdings, Inc.	529,813
2,860	ICU Medical, Inc.*	322,551
6,894	Integra LifeSciences Holdings Corp.*	467,275
6,191	Invacare Corp.	107,661
2,006	IRIDEX Corp.*	18,636
249	Kewaunee Scientific CP	4,430
3,577	LeMaitre Vascular, Inc.	61,703
5,124	LivaNova plc*	304,212
10,495	Masimo Corp.*	435,647
7,819	Meridian Bioscience, Inc.	160,446
9,510	Merit Medical Systems, Inc.*	176,791
6,702	Natus Medical, Inc.*	322,031
7,599	Neogen Corp.*	429,495
9,223	NuVasive, Inc.*	499,057
1,700	OraSure Technologies, Inc.*	10,948
3,810	Orthofix International NV*	149,390
11,743	RTI Surgical, Inc.*	46,620
2,363	SeaSpine Holdings Corp.*	40,596
561	Span-America Medical System, Inc.	11,136
2,611	Surmodics, Inc.*	52,925
754	Utah Medical Products, Inc.	44,139
3,061	Vascular Solutions, Inc.*	105,268

		7,198,587

Health Care Providers & Services (2.6%):
5,952	Aceto Corp.	160,585
3,936	AdCare Health Systems, Inc.	9,801
2,250	Addus HomeCare Corp.*	52,380
6,742	Air Methods Corp.*	282,692
2,215	Alliance HealthCare Services, Inc.*	20,334
1,924	Almost Family, Inc.*	73,555
7,211	Amedisys, Inc.*^	283,537
9,648	AMN Healthcare Services, Inc.*	299,570
13,756	BioScrip, Inc.*	24,073
5,519	BioTelemetry, Inc.*	64,462
6,359	Capital Senior Living Corp.*^	132,649
2,965	Chemed Corp.^	444,157
4,148	CorVel Corp.*	182,180
10,170	Ensign Group, Inc. (The)	230,147
7,772	ExamWorks Group, Inc.*	206,735
9,962	Five Star Quality Care, Inc.*	31,679
6,921	Hanger Orthopedic Group, Inc.*	113,850
6,560	Healthways, Inc.*	84,427
3,529	InfuSystems Holdings, Inc.*	10,763
3,640	LHC Group, Inc.*	164,856
1,129	LifePoint Hospitals, Inc.*	82,869
5,468	Magellan Health Services, Inc.*	337,157

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,314	National Healthcare Corp.	$142,774
2,076	National Research Corp.	33,299
680	National Research Corp., Class A	24,358
12,624	Owens & Minor, Inc.	454,211
5,921	PharMerica Corp.*	207,235
3,184	Providence Service Corp.*	149,393
1,080	Psychemedics Corp.	10,951
8,932	RadNet, Inc.*^	55,200
23,363	Select Medical Holdings Corp.	278,253
7,920	Surgical Care Affiliates, Inc.*	315,295
4,896	Triple-S Management Corp., Class B*	117,063
2,494	U.S. Physical Therapy, Inc.	133,878
16,336	Universal American Financial Corp.	114,352
25	USMD Holdings, Inc.*	186

		5,328,906

Health Care Technology (0.7%):
32,911	Allscripts Healthcare Solutions, Inc.*	506,170
558	Arrhythmia Research Technology, Inc.*	3,058
2,265	Computer Programs & Systems, Inc.	112,684
341	HealthStream, Inc.*	7,502
10,487	MedAssets, Inc.*	324,468
7,444	Omnicell, Inc.*	231,360
12,253	Quality Systems, Inc.	197,518
3,415	Simulations Plus, Inc.	33,843

		1,416,603

Hotels, Restaurants & Leisure (3.5%):
19,237	Belmond, Ltd., Class A*	182,752
2	Biglari Holdings, Inc.*	652
5,212	BJ’s Restaurants, Inc.*	226,566
22,654	Bloomin’ Brands, Inc.	382,626
4,423	Bob Evans Farms, Inc.	171,834
3,066	Bravo Brio Restaurant Group, Inc.*	27,594
1,821	Brinker International, Inc.	87,317
3,533	Buffalo Wild Wings, Inc.*	564,043
4,200	Caesars Entertainment Corp.*	33,138
7,247	Carrols Restaurant Group, Inc.*	85,080
4,585	Century Casinos, Inc.*	35,671
8,965	Cheesecake Factory, Inc. (The)	413,376
1,746	Choice Hotels International, Inc.	88,016
3,316	Chuy’s Holdings, Inc.*^	103,923
13,086	ClubCorp Holdings, Inc.	239,081
4,785	Del Frisco’s Restaurant Group, Inc.*	76,656
17,503	Denny’s Corp.*	172,054
14,740	Diamond Resorts International, Inc.*	376,017
3,946	DineEquity, Inc.^	334,108
3,712	Dover Motorsports, Inc.	8,649
1,421	Famous Dave’s of America, Inc.*^	9,862
4,681	Fiesta Restaurant Group, Inc.*	157,282
378	Flanigan’s Enterprises, Inc.	8,271
11,024	Interval Leisure Group, Inc.^	172,085
968	Jack in the Box, Inc.	74,255
3,569	Jamba, Inc.*	48,146
11,400	Krispy Kreme Doughnuts, Inc.*	171,798
5,681	Luby’s, Inc.*	25,394

Continued

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
6,434	Marriott Vacations Worldwide Corp.	$366,416
906	Nathans Famous, Inc.	46,713
5,627	Noodles & Co.*	54,526
9,230	Papa John’s International, Inc.^	515,680
2,385	Pinnacle Entertainment, Inc.*	74,221
4,612	Popeyes Louisiana Kitchen, Inc.*^	269,802
1,200	Potbelly Corp.*	14,052
2,069	RCI Hospitality Holdings, Inc.*	20,669
3,993	Red Lion Hotels Corp.*	27,991
2,920	Red Robin Gourmet Burgers*	180,281
1,865	Ruby Tuesday, Inc.*	10,276
6,932	Ruth’s Hospitality Group, Inc.	110,357
17,979	SeaWorld Entertainment, Inc.	354,007
10,061	Sonic Corp.	325,071
7,036	Speedway Motorsports, Inc.	145,786
14,165	Texas Roadhouse, Inc.^	506,682
4,346	Town Sports International Holdings, Inc.*	5,172
5,281	Wendy’s Co. (The)^	56,876

		7,360,824

Household Durables (1.4%):
6,493	CalAtlantic Group, Inc.^	246,215
1,790	Cavco Industries, Inc.*	149,125
3,024	Dixie Group, Inc. (The)*^	15,816
5,391	Ethan Allen Interiors, Inc.	149,978
300	Helen of Troy, Ltd.*	28,275
1,015	Installed Building Products, Inc.*	25,202
5,530	iRobot Corp.*	195,762
17,060	KB Home^	210,350
1,138	Koss Corp.*	2,230
10,610	La-Z-Boy, Inc.	259,096
4,723	Libbey, Inc.	100,694
2,704	Lifetime Brands, Inc.^	35,855
8,939	M.D.C. Holdings, Inc.	228,213
5,003	M/I Homes, Inc.*	109,666
8,442	Meritage Corp.*	286,943
723	P & F Industries, Inc., Class A*	6,391
5,555	Skullcandy, Inc.*	26,275
1,301	Skyline Corp.*	4,658
3,040	Stanley Furniture Co., Inc.*	8,482
6,650	Taylor Morrison Home Corp., Class A*	106,400
27,491	TRI Pointe Homes, Inc.*	348,310
1,444	Tupperware Brands Corp.	80,359
2,986	Universal Electronics, Inc.*	153,331
5,711	William Lyon Homes, Class A*^	94,232
5,830	Zagg, Inc.*	63,780

		2,935,638

Household Products (0.4%):
36,974	HRG Group, Inc.*	501,368
1,767	Ocean Bio-Chem, Inc.*	3,746
1,013	Oil-Dri Corp.	37,309
1,770	Orchids Paper Products Co.	54,728
2,773	WD-40 Co.	273,556

		870,707

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.3%):
24,688	Atlantic Power Corp.	$48,635
9,784	Ormat Technologies, Inc.^	356,823
13,511	Pattern Energy Group, Inc.	282,515

		687,973

Industrial Conglomerates (0.1%):
7,539	Raven Industries, Inc.^	117,608

Insurance (3.9%):
8,603	AMBAC Financial Group, Inc.*	121,216
15,687	American Equity Investment Life Holding Co.	376,959
4,983	American National Insurance Co.	509,611
3,531	Amerisafe, Inc.	179,728
12,073	Aspen Insurance Holdings, Ltd.	583,126
180	Baldwin & Lyons, Inc., Class A	4,309
10,012	Citizens, Inc.*	74,389
3,701	Crawford & Co.^	19,652
4,636	Crawford & Co., Class A	23,505
2,891	Donegal Group, Inc., Class A	40,705
3,537	EMC Insurance Group, Inc.	89,486
6,923	Employers Holdings, Inc.	188,998
8,548	Endurance Specialty Holdings, Ltd.	546,987
3,110	Enstar Group, Ltd.*	466,624
2,805	Federated National Holding Co.	82,916
4,344	First Acceptance Corp.*	10,339
1,050	Global Indemnity plc*	30,471
5,938	Greenlight Capital Re, Ltd.*	111,100
3,907	Hallmark Financial Services, Inc.*	45,673
2,122	HCI Group, Inc.	73,952
3,033	Independence Holding Co.	42,007
407	Investors Title Co.	39,398
1,100	Kemper Corp.	40,975
1,473	Kingstone Co., Inc.	13,257
14,105	Maiden Holdings, Ltd.^	210,306
31,420	MBIA, Inc.*	203,602
1,383	Mercury General Corp.	64,406
547	National General Holdings Corp.	11,957
2,707	National Interstate Corp.	72,277
630	National Western Life Group, Inc., Class A	158,722
4,777	Onebeacon Insurance Group, Ltd.	59,283
9,433	Primerica, Inc.^	445,521
10,527	ProAssurance Corp.	510,875
7,978	RLI Corp.	492,642
2,200	Selective Insurance Group, Inc.	73,876
7,764	StanCorp Financial Group, Inc.	884,163
5,641	State Auto Financial Corp.	116,148
4,387	Stewart Information Services Corp.	163,767
21,301	Symetra Financial Corp.	676,732
204	The National Security Group, Inc.	3,111
4,299	United Insurance Holdings Co.	73,513
7,025	Universal Insurance Holdings, Inc.^	162,840

		8,099,124

Internet & Catalog Retail (0.6%):
5,568	1-800 Flowers.com, Inc., Class A*^	40,535
2,452	Blue Nile, Inc.*	91,043
3,666	CafePress, Inc.*^	14,077

Continued

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail, continued
3,872	Gaiam, Inc., Class A*	$24,161
964	HSN, Inc.	48,846
1,300	Lands’ End, Inc.*^	30,472
13,980	Liberty TripAdvisor Holdings, Inc., Class A*	424,153
5,809	Nutri/System, Inc.	125,707
4,500	Overstock.com, Inc.*^	55,260
4,061	PetMed Express, Inc.	69,606
6,857	Shutterfly, Inc.*^	305,548

		1,229,408

Internet Software & Services (1.6%):
8,035	Actua Corp.*	92,001
2,600	Angie’s List, Inc.*	24,310
778	Bankrate, Inc.*	10,347
3,300	Bazaarvoice, Inc.*	14,454
283	Benefitfocus, Inc.*	10,298
1,300	Blucora, Inc.*^	12,740
6,561	Cimpress NV*	532,360
3,938	Demand Media, Inc.*	21,659
1,381	DHI Group, Inc.*	12,664
22,941	EarthLink Holdings Corp.	170,452
28,554	Endurance International Group Holdings, Inc.*^	312,094
6,136	Envestnet, Inc.*	183,160
6,758	GTT Communications, Inc.*^	115,291
12,029	Internap Network Services Corp.*	76,986
11,399	Intralinks Holdings, Inc.*	103,389
4,991	Inuvo, Inc.*	13,476
20,076	Limelight Networks, Inc.*	29,311
6,655	Marchex, Inc.	25,888
18,228	Monster Worldwide, Inc.*^	104,446
12,232	NIC, Inc.	240,725
1,072	Prism Technologies Group, Inc.*	1,072
8,938	QuinStreet, Inc.*	38,344
1,839	Qumu Corp.*	4,984
7,302	RealNetworks, Inc.*^	31,034
2,319	Reis, Inc.	55,030
11,176	RetailMeNot, Inc.*	110,866
6,137	Shutterstock, Inc.*^	198,471
5,449	Synacor, Inc.*	9,536
6,723	TechTarget*	53,986
2,980	Travelzoo, Inc.*	24,943
8,928	Tremor Video, Inc.*	18,392
10,240	Web.com Group, Inc.*	204,902
7,155	WebMD Health Corp.*	345,586
6,743	YuMe, Inc.*	23,668

		3,226,865

IT Services (2.7%):
13,666	Acxiom Corp.*	285,893
9,220	Blackhawk Network Holdings, Inc.*	407,616
300	CACI International, Inc., Class A*	27,834
8,610	Cardtronics, Inc.*^	289,727
368	Cartesian, Inc.*	810
2,101	Cass Information Systems, Inc.	108,117
12,401	CIBER, Inc.*	43,528
2,550	CoreLogic, Inc.*	86,343

Shares		Fair Value
Common Stocks, continued
IT Services, continued
6,937	CSG Systems International, Inc.^	$249,593
758	CSP, Inc.	5,261
4,471	Datalink Corp.*	30,403
10,280	Euronet Worldwide, Inc.*^	744,581
12,959	Everi Holdings, Inc.*	56,890
6,724	Exlservice Holdings, Inc.*	302,109
3,658	Forrester Research, Inc.	104,180
6,015	Hackett Group, Inc. (The)	96,661
6,299	Heartland Payment Systems, Inc.^	597,271
3,433	Higher One Holdings, Inc.*	11,123
2,498	Innodata, Inc.*	7,119
2,231	JetPay Corp.*	6,068
1,501	Leidos Holdings, Inc.	84,446
13,312	Lionbridge Technologies, Inc.*	65,362
4,432	ManTech International Corp., Class A	134,024
10,553	ModusLink Global Solutions, Inc.*	26,171
1,690	NCI, Inc., Class A	23,069
10,760	NeuStar, Inc., Class A*	257,917
7,061	Perficient, Inc.*	120,884
3,459	PFSweb, Inc.*^	44,517
8,772	Science Applications International Corp.	401,582
17,035	Servicesource International, Inc.*	78,531
719	StarTek, Inc.*	2,574
8,310	Sykes Enterprises, Inc.*	255,782
9,446	TeleTech Holdings, Inc.	263,638
9,346	Unisys Corp.*	103,273
5,980	Virtusa Corp.*	247,213

		5,570,110

Leisure Products (0.6%):
2,626	Arctic Cat, Inc.^	43,014
2,500	Callaway Golf Co.	23,550
2,916	Escalade, Inc.^	38,637
1,779	Marine Products Corp.	10,745
6,427	Nautilus Group, Inc.*	107,459
12,347	Smith & Wesson Holding Corp.*	271,387
3,759	Sturm, Ruger & Co., Inc.^	224,074
3,712	Summer Infant, Inc.*	8,278
12,201	Vista Outdoor, Inc.*	543,067

		1,270,211

Life Sciences Tools & Services (0.4%):
17,848	Affymetrix, Inc.*^	180,086
173	Bioanalytical Systems, Inc.*	263
1,955	Bruker Corp.*	47,448
6,754	Cambrex Corp.*	318,047
1,114	Charles River Laboratories International, Inc.*	89,554
7,018	Harvard Bioscience, Inc.*^	24,352
8,017	Luminex Corp.*	171,484
1,914	pSivida Corp.*	9,225

		840,459

Machinery (4.0%):
9,507	Accuride Corp.*	15,782
1,737	Actuant Corp., Class A	41,619
5,474	Albany International Corp., Class A	200,075
4,780	Altra Industrial Motion Corp.^	119,882

Continued

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,974	ARC Group Worldwide, Inc.*	$3,257
806	Art’s-Way Manufacturing Co.	2,499
4,615	Astec Industries, Inc.	187,831
10,583	Barnes Group, Inc.	374,532
9,682	Blount International, Inc.*	94,980
1,300	Briggs & Stratton Corp.	22,490
5,532	Chart Industries, Inc.*	99,355
3,222	CIRCOR International, Inc.	135,807
1,884	CLARCOR, Inc.	93,597
4,061	Columbus McKinnon Corp.	76,753
5,999	Commercial Vehicle Group, Inc.*	16,557
919	Crane Co.	43,965
4,549	Douglas Dynamics, Inc.	95,847
5,136	EnPro Industries, Inc.	225,162
4,907	ESCO Technologies, Inc.	177,339
13,278	Federal Signal Corp.	210,456
2,463	FreightCar America, Inc.	47,856
1,177	Gencor Industries, Inc.*	13,300
4,267	Global Brass & Copper Holdings, Inc.	90,887
5,229	Gorman-Rupp Co. (The)	139,771
5,126	Greenbrier Cos, Inc.^	167,210
2,648	Hardinge, Inc.	24,679
14,768	Harsco Corp.	116,372
12,001	Hillenbrand, Inc.	355,590
1,304	Hurco Cos, Inc.	34,634
2,514	Hyster-Yale Materials Handling, Inc., Class A	131,859
707	ITT Corp.	25,678
5,895	John Bean Technologies Corp.	293,748
14,090	Kennametal, Inc.	270,528
143	Key Technology, Inc.*	1,483
2,094	L.B. Foster Co., Class A	28,604
2,164	Lindsay Corp.^	156,674
3,228	Manitex International, Inc.*^	19,207
22,663	Manitowoc Co., Inc. (The)	347,877
18,712	Meritor, Inc.*	156,245
11,220	Mueller Industries, Inc.	304,062
31,468	Mueller Water Products, Inc., Class A	270,625
3,826	NN, Inc.	60,986
158	Omega Flex, Inc.	5,216
540	OshKosh Corp.	21,082
5,159	Proto Labs, Inc.*	328,577
4,258	RBC Bearings, Inc.*	275,024
18,885	Rexnord Corp.*	342,196
2,576	Standex International Corp.	214,194
4,988	Sun Hydraulics Corp.	158,269
1,746	Supreme Industires, Inc., Class A	11,960
466	Taylor Devices, Inc.*	7,689
3,528	Tennant Co.	198,485
17,714	Terex Corp.	327,355
1,888	Timken Co.	53,978
12,067	Titan International, Inc.^	47,544
8,325	TriMas Corp.*	155,261
4,007	Valmont Industries, Inc.^	424,823
14,073	Wabash National Corp.*^	166,484
4,945	Watts Water Technologies, Inc., Class A	245,618

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,665	Woodward, Inc.	$82,684
572	WSI Industries, Inc.	2,488
3,110	Xerium Technologies, Inc.*	36,854

		8,401,441

Marine (0.2%):
9,208	Matson, Inc.	392,537

Media (2.1%):
3,904	A.H. Belo Corp., Class A	19,520
3,570	AMC Entertainment Holdings, Inc., Class A	85,680
2,527	Ballantyne Strong, Inc.*	11,523
478	Beasley Broadcast Group, Inc., Class A	1,716
5,030	Carmike Cinemas, Inc.*	115,388
27,534	Central Eurpoean Media Enterprises*	74,066
20,852	Crown Media Holdings, Inc.*	116,980
229	Daily Journal Corp.*	46,258
15,406	DreamWorks Animation SKG, Inc., Class A*	397,013
14,420	E.W. Scripps Co. (The), Class A	273,980
6,578	Entercom Communications Corp.*	73,871
12,748	Entravision Communications Corp., Class A	98,287
4,068	Gannett Co., Inc.	66,268
338	Global Eagle Entertainment, Inc.*	3,336
12,378	Gray Television, Inc.*	201,761
12,577	Harte-Hanks, Inc.	40,749
3,107	Hemisphere Media Group*^	45,828
2,441	Insignia Systems, Inc.*	7,152
953	John Wiley & Sons, Inc., Class A	42,914
11,327	Lee Enterprises, Inc.*	19,029
23,524	Media General, Inc.*	379,913
6,983	Meredith Corp.	302,015
1,215	MSG Networks, Inc., Class A*	25,272
12,512	National CineMedia, Inc.	196,564
31,273	New York Times Co. (The), Class A^	419,684
5,349	Nexstar Broadcasting Group, Inc.^	313,986
8,158	Radio One, Inc., Class D*	14,032
4,315	Reading International, Inc., Class A*	56,570
4,672	Regal Entertainment Group, Class A^	88,161
654	Scholastic Corp.	25,218
15,202	Sinclair Broadcast Group, Inc., Class A	494,672
5,951	Sizmek, Inc.*	21,721
860	Spanish Broadcasting System, Inc., Class A*	2,786
19,125	Time, Inc.	299,689
1,300	World Wrestling Entertainment, Inc., Class A^	23,192

		4,404,794

Metals & Mining (1.0%):
2,124	Ampco-Pittsburgh Corp.	21,792
9,101	Carpenter Technology Corp.	275,487
28,144	Coeur d’Alene Mines Corp.*	69,797
19,950	Commercial Metals Co.	273,116
6,529	Compass Minerals International, Inc.^	491,439
14,656	Ferroglobe plc	157,552
1,659	Handy & Harman, Ltd.*	34,026
2,509	Haynes International, Inc.	92,055
66,253	Hecla Mining Co.	125,218
11,542	Horsehead Holding Corp.*^	23,661

Continued

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
4,433	Materion Corp.	$124,124
1,000	Schnitzer Steel Industries, Inc., Class A	14,370
21,462	Stillwater Mining Co.*^	183,929
1,789	Synalloy Corp.	12,308
1,458	Universal Stainless & Alloy Products, Inc.*^	13,545
2,622	Worthington Industries, Inc.	79,027

		1,991,446

Multiline Retail (0.4%):
10,402	Big Lots, Inc.^	400,893
800	Fred’s, Inc.	13,096
4,032	Gordmans Stores, Inc.*	12,701
67,868	J.C. Penney Co., Inc.*^	452,001

		878,691

Multi-Utilities (0.6%):
11,208	Avista Corp.	396,427
7,967	Black Hills Corp.	369,908
8,085	NorthWestern Corp.	438,611

		1,204,946

Oil, Gas & Consumable Fuels (2.2%):
21,749	Abraxas Petroleum Corp.*	23,054
885	Adams Resources & Energy, Inc.	33,984
13,025	Alon USA Energy, Inc.	193,291
901	Barnwell Industries, Inc.*	1,694
12,862	Callon Petroleum Co.*	107,269
9,708	Carrizo Oil & Gas, Inc.*	287,163
18,173	Clean Energy Fuel Corp.*^	65,423
4,250	Delek US Holdings, Inc.	104,550
17,477	DHT Holdings, Inc.	141,389
416	Earthstone Energy, Inc.*	5,537
15,405	Gaslog, Ltd.^	127,862
16,205	Gastar Exploration, Inc.*	21,229
677	Green Plains Renewable Energy, Inc.	15,503
5,913	Hallador Energy Co.^	26,963
72	Isramco, Inc.*	6,430
32	Laredo Petroleum Holdings, Inc.*	256
14,636	Matador Resources Co.*^	289,354
19,881	Nordic American Tankers, Ltd.^	308,950
5,278	Pacific Ethanol, Inc.*^	25,229
3,313	Panhandle Oil & Gas, Inc., Class A	53,538
3,987	Parsley Energy, Inc., Class A*	73,560
18,217	PBF Energy, Inc., Class A	670,567
7,678	PDC Energy, Inc.*	409,851
6	PrimeEnergy Corp.*	308
8,896	Renewable Energy Group, Inc.*^	82,644
23,969	Rice Energy, Inc.*	261,262
16,077	RSP Permian, Inc.*^	392,118
30,817	Scorpio Tankers, Inc.	247,152
16,437	Ship Finance International^	272,361
19,083	Synergy Resources Corp.*^	162,587
24	Teekay Shipping Corp.	237
20,316	Teekay Tankers, Ltd.	139,774
270	World Fuel Services Corp.	10,384

		4,561,473

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (1.3%):
8,404	Boise Cascade Co.*	$214,554
3,920	Clearwater Paper Corp.*	178,478
2,743	Deltic Timber Corp.	161,480
11,730	Domtar Corp.	433,424
17,018	KapStone Paper & Packaging Corp.	384,437
31,729	Louisiana-Pacific Corp.*^	571,438
12,185	Mercer International, Inc.	110,274
3,188	Neenah Paper, Inc.	199,027
800	P.H. Glatfelter Co.	14,752
19,331	Resolute Forest Products*	146,336
6,120	Schweitzer-Mauduit International, Inc.	256,979
10,121	Wausau Paper Corp.	103,538

		2,774,717

Personal Products (0.4%):
1,214	CCA Industries, Inc.*	3,788
6,057	Elizabeth Arden, Inc.*	59,964
6,225	Inter Parfums, Inc.	148,279
537	Mannatech, Inc.*	10,198
2,454	Medifast, Inc.	74,553
1,387	Natural Alternatives International, Inc.*	14,342
3,757	Natures Sunshine Products, Inc.	38,021
1,924	Nutraceutical International Corp.*	49,678
7,643	Revlon, Inc.*	212,780
340	United-Guardian, Inc.	6,511
2,498	Usana Health Sciences, Inc.*^	319,119

		937,233

Pharmaceuticals (1.0%):
740	Amphastar Pharmaceuticals, Inc.*	10,530
1,888	Catalent, Inc.*	47,257
3,415	Cumberland Pharmaceuticals, Inc.*	17,963
13,834	DepoMed, Inc.*^	250,810
8,459	Endocyte, Inc.*	33,921
2,063	Juniper Pharmaceuticals, Inc.*	21,249
6,915	Lannett Co., Inc.*^	277,430
2,617	Lipocine, Inc.*^	33,838
12,528	Medicines Co. (The)*^	467,796
947	Nektar Therapeutics*^	15,957
4,946	Pozen, Inc.*^	33,781
10,807	Prestige Brands Holdings, Inc.*	556,343
10,064	Sciclone Pharmaceuticals, Inc.*	92,589
8,872	Sucampo Pharmaceuticals, Inc.*^	153,397
9,517	Supernus Pharmaceuticals, Inc.*	127,908

		2,140,769

Professional Services (2.0%):
1,888	Acacia Research Corp.	8,100
8,025	Advisory Board Co. (The)*	398,119
9,962	CBIZ, Inc.*	98,225
3,999	CDI Corp.	27,033
6,454	CEB, Inc.	396,211
5,264	Exponent, Inc.	262,937
3,358	Franklin Covey Co.*	56,213
7,585	FTI Consulting, Inc.*	262,896
3,469	GP Strategies Corp.*	87,107

Continued

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
3,665	Heidrick & Struggles International, Inc.	$99,761
10,200	Hill International, Inc.*	39,576
4,139	Huron Consulting Group, Inc.*	245,857
3,916	ICF International, Inc.*	139,253
5,180	Insperity, Inc.	249,417
1,000	Kelly Services, Inc., Class A	16,150
6,020	Kforce, Inc.	152,186
10,428	Korn/Ferry International	346,001
666	Mastech Holdings, Inc.*	4,868
5,737	Mistras Group, Inc.*	109,519
8,912	Navigant Consulting, Inc.*	143,127
10,729	On Assignment, Inc.*	482,268
7,538	Resources Connection, Inc.	123,171
11,029	RPX Corp.*	121,319
2,100	TriNet Group, Inc.*	40,635
8,247	Trueblue, Inc.*	212,443
4,212	Volt Information Sciences, Inc.*^	34,286
1,098	Vse Corp.	68,274
1,576	Willdan Group, Inc.*	13,207

		4,238,159

Real Estate Management & Development (0.4%):
9,258	Alexander & Baldwin, Inc.	326,900
395	CKX Lands, Inc.	3,946
1,201	Consolidated-Tomoka Land Co.	63,305
6,777	Forestar Group, Inc.*^	74,140
232	FRP Holdings, Inc.*	7,874
376	Griffin Industrial Realty, Inc.	9,810
10	J.W. Mays, Inc.*(a)	580
3,251	Kennedy-Wilson Holdings, Inc.	78,284
7,491	Marcus & Millichap, Inc.*	218,288
1,035	Maui Land & Pineapple Co.*	5,651
308	Stratus Properties, Inc.*	6,408
4,276	Tejon Ranch Co.*	81,885
2,900	The St. Joe Co.*^	53,679
256	Transcontinental Realty Investors, Inc.*	2,637

		933,387

Road & Rail (0.9%):
4,878	Celadon Group, Inc.	48,243
3,190	Covenant Transportation Group, Inc., Class A*	60,259
15,171	Heartland Express, Inc.^	258,210
14,096	Knight Transportation, Inc.^	341,546
7,452	Landstar System, Inc.^	437,061
1,020	Marten Transport, Ltd.	18,054
927	Providence & Worcester Railroad Co.^	12,830
7,758	Roadrunner Transportation System, Inc.*	73,158
4,517	Saia, Inc.*	100,503
4,455	Universal Truckload Services, Inc.	62,548
2,419	USA Truck, Inc.*	42,212
13,742	Werner Enterprises, Inc.	321,425
6,083	YRC Worldwide, Inc.*	86,257

		1,862,306

Semiconductors & Semiconductor Equipment (3.4%):
8,642	Advanced Energy Industries, Inc.*	243,964
5,402	Alpha & Omega Semiconductor, Ltd.*	49,644

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
45,014	Amkor Technology, Inc.*	$273,685
12,388	Axcelis Technologies, Inc.*	32,085
2,342	AXT, Inc.*	5,808
2,500	Brooks Automation, Inc.	26,700
4,923	Cabot Microelectronics Corp.*	215,529
3,306	Cascade Microtech, Inc.*	53,723
1,570	CEVA, Inc.*	36,675
11,990	Cirrus Logic, Inc.*^	354,065
5,200	Cohu, Inc.	62,764
9,165	Diodes, Inc.*	210,612
4,487	DSP Group, Inc.*	42,357
28,699	Entegris, Inc.*	380,836
9,555	Exar Corp.*	58,572
11,568	FormFactor, Inc.*	104,112
4,679	GSI Technology, Inc.*	17,406
26,616	Integrated Device Technology, Inc.*^	701,331
26,973	Intersil Corp., Class A	344,175
1,349	inTest Corp.*	5,706
6,419	IXYS Corp.	81,072
13,324	Kopin Corp.*^	36,241
13,766	Kulicke & Soffa Industries, Inc.*	160,649
23,909	Lattice Semiconductor Corp.*	154,691
685	MA-COM Technology Solutions Holdings, Inc.*	28,010
14,794	Mattson Technology, Inc.*	52,223
1,240	Microsemi Corp.*	40,412
9,410	MKS Instruments, Inc.	338,760
4,780	Nanometrics, Inc.*	72,369
6,621	Neophotonics Corp.*	71,904
977	NVE Corp.	54,888
6,377	PDF Solutions, Inc.*	69,127
13,328	Photronics, Inc.*^	165,934
40,602	PMC-Sierra, Inc.*	471,794
6,096	Power Integrations, Inc.	296,448
22,598	Rambus, Inc.*	261,911
5,208	Rubicon Technology, Inc.*	5,937
6,462	Rudolph Technologies, Inc.*	91,890
2,041	Semtech Corp.*^	38,616
740	Sevcon, Inc.*	7,755
6,811	Sigma Designs, Inc.*	43,046
8,304	Silicon Laboratories, Inc.*	403,076
2,647	Synaptics, Inc.*^	212,660
11,751	Tessera Technologies, Inc.	352,648
5,417	Ultratech, Inc.*	107,365
7,356	Veeco Instruments, Inc.*^	151,239
10,777	Xcerra Corp.*	65,201

		7,055,615

Software (2.9%):
23,766	ACI Worldwide, Inc.*^	508,592
5,151	American Software, Inc.	52,437
197	Aspen Technology, Inc.*	7,439
11,265	Avg Technologies NV*	225,863
2,785	Aware, Inc.*	9,079
9,555	Barracuda Networks, Inc.*	178,487
10,209	Blackbaud, Inc.	672,364

Continued

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Software, continued
2,350	BSQUARE Corp.*	$14,312
471	CommVault Systems, Inc.*	18,534
6,916	Ebix, Inc.	226,776
7,572	EPIQ Systems, Inc.	98,966
2,049	Evolving Systems, Inc.	11,270
6,362	Fair Isaac Corp.	599,172
4,113	GlobalSCAPE, Inc.	16,287
4,000	Glu Mobile, Inc.*	9,720
23,634	Mentor Graphics Corp.	435,338
7,496	Monotype Imaging Holdings, Inc.	177,205
1,967	Paycom Software, Inc.*	74,018
14,948	Pegasystems, Inc.	411,070
10,797	Progress Software Corp.*	259,128
3,092	QAD, Inc.	63,448
15	QAD, Inc., Class B	277
308	Qualys, Inc.*	10,192
4,358	Rosetta Stone, Inc.*	29,155
15,730	Rovi Corp.*^	262,062
6,367	SeaChange International, Inc.*	42,914
1,807	Silver Spring Networks, Inc.*	26,039
417	Solarwinds, Inc.*	24,561
8,399	Synchronoss Technologies, Inc.*	295,897
16,684	Take-Two Interactive Software, Inc.*^	581,271
10,992	Telecommunication Systems, Inc.*	54,630
7,906	Telenav, Inc.*	44,985
17,128	TiVo, Inc.*	147,815
7,598	VASCO Data Security International, Inc.*	127,115
146,356	Zynga, Inc.*	392,234

		6,108,652

Specialty Retail (3.9%):
13,261	Aaron’s, Inc.	296,914
2,600	Abercrombie & Fitch Co., Class A	70,200
7,400	American Eagle Outfitters, Inc.^	114,700
1,746	America’s Car Mart, Inc.*	46,601
4,766	Asbury Automotive Group, Inc.*	321,419
39,646	Ascena Retail Group, Inc.*	390,513
7,848	Barnes & Noble Education, Inc.*	78,088
12,419	Barnes & Noble, Inc.	108,169
16,326	Bebe Stores, Inc.	9,224
4,407	Big 5 Sporting Goods Corp.	44,026
9,601	Caleres, Inc.	257,499
5,462	Cato Corp.	201,111
29,408	Chico’s FAS, Inc.^	313,783
3,807	Children’s Place Retail Stores, Inc. (The)^	210,146
7,062	Christopher & Banks Corp.*	11,652
3,126	Citi Trends, Inc.	66,428
7,852	Conn’s, Inc.*^	184,286
3,600	CST Brands, Inc.	140,904
2,917	Destination Maternity Corp.^	25,436
10,159	Destination XL Group, Inc.*^	56,078
2,510	DSW, Inc., Class A	59,889
17,004	Express, Inc.*	293,829
9,277	Finish Line, Inc. (The), Class A	167,728
9,642	Five Below, Inc.*^	309,508

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
8,504	Francesca’s Holdings Corp.*	$148,055
4,262	Genesco, Inc.*^	242,209
744	Group 1 Automotive, Inc.	56,321
14,990	Guess?, Inc.^	283,011
4,137	Haverty Furniture Cos., Inc.	88,697
5,671	hhgregg, Inc.*^	20,756
4,521	Hibbett Sports, Inc.*^	136,715
3,444	Kirkland’s, Inc.	49,938
5,111	Lithia Motors, Inc., Class A	545,191
5,062	MarineMax, Inc.*	93,242
6,126	Mattress Firm Holding Corp.*^	273,403
9,794	Men’s Wearhouse, Inc. (The)^	143,776
6,751	Monro Muffler Brake, Inc.^	447,051
1,800	Murphy U.S.A., Inc.*	109,332
12,880	New York & Co.*	29,495
3,283	Outerwall, Inc.	119,961
1,138	Pep Boys – Manny, Moe & Jack*	20,951
441	Perfumania Holdings, Inc.*	1,063
18,625	Pier 1 Imports, Inc.^	94,801
1,537	Rent-A-Center, Inc.^	23,009
10,939	Select Comfort Corp.*	234,204
8,058	Sonic Automotive, Inc., Class A	183,400
863	Sportsman’s Warehouse Holdings, Inc.*	11,133
8,986	Stein Mart, Inc.	60,476
289	Tandy Leather Factory, Inc.*	2,121
9,277	The Buckle, Inc.^	285,546
9,179	The Container Store Group, Inc.*	75,268
10,599	The Tile Shop Holdings, Inc.*^	173,824
2,271	Tilly’s, Inc.*	15,057
737	Trans World Entertainment Corp.*	2,638
5,026	Vitamin Shoppe, Inc.*	164,350
4,901	West Marine, Inc.*	41,609
1,010	Winmark Corp.	93,940
5,963	Zumiez, Inc.*^	90,161

		8,138,835

Technology Hardware, Storage & Peripherals (0.9%):
1,308	Astro-Med, Inc.	18,901
7,830	Avid Technology, Inc.*^	57,081
1,901	Concurrent Computer Corp.	9,410
1,414	Cray, Inc.*	45,884
11,446	Diebold, Inc.^	344,410
8,656	Eastman Kodak Co.*	108,546
9,346	Electronics for Imaging, Inc.*	436,833
8,718	Imation Corp.*	11,944
11,153	Lexmark International, Inc., Class A	361,915
17,874	QLogic Corp.*	218,063
38,026	Quantum Corp.*	35,364
8,348	Super Micro Computer, Inc.*	204,609
1,590	TransAct Technologies, Inc.	13,642
7,142	USA Technologies, Inc.*	21,997

		1,888,599

Textiles, Apparel & Luxury Goods (0.9%):
1,716	Cherokee, Inc.*^	29,601
14,643	Crocs, Inc.*^	149,944

Continued

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
2,461	Culp, Inc.	$62,682
5,575	Deckers Outdoor Corp.*^	263,140
9,732	G-III Apparel Group, Ltd.*	430,738
3,570	Oxford Industries, Inc.	227,837
1,515	Rocky Brands, Inc.	17,513
7,466	Sequential Brands Group, Inc.*	59,056
13,167	Steven Madden, Ltd.*^	397,907
12,125	Tumi Holdings, Inc.*	201,639
2,156	Wolverine World Wide, Inc.	36,027

		1,876,084

Thrifts & Mortgage Finance (2.7%):
885	ASB Bancorp, Inc.*	22,753
22,103	Astoria Financial Corp.	350,332
1,803	Atlantic Coast Financial Corp.*	10,566
9,437	Bank Mutual Corp.	73,609
4,231	BankFinancial Corp.	53,438
3,050	Bear State Financial, Inc.*^	33,032
14,798	Beneficial Bancorp, Inc.*	197,109
12,662	BofI Holding, Inc.*	266,534
14,118	Brookline Bancorp, Inc.	162,357
1,659	BSB Bancorp, Inc.*	38,804
2,307	Cape Bancorp, Inc.	28,676
27,426	Capitol Federal Financial, Inc.	344,470
3,400	Charter Financial Corp.	44,914
202	Chicopee Bancorp, Inc.	3,503
280	Citizens Community Bancorp, Inc.	2,643
5,487	Clifton Bancorp, Inc.^	78,684
7,424	Dime Community Bancshares	129,846
1,537	ESSA Bancorp, Inc.	21,026
21,380	Everbank Financial Corp.^	341,651
242	First Capital, Inc.	6,285
808	First Federal of Northern Michigan Bancorp, Inc.^	4,864
3,028	First Financial Northwest, Inc.	42,271
11,375	Flagstar Bancorp, Inc.*	262,876
2,348	Fox Chase Bancorp, Inc.	47,641
574	FS Bancorp, Inc.	14,798
195	Guaranty Federal Bankshares, Inc.	2,972
681	Hamilton Bancorp, Inc.*	9,711
1,425	HF Financial Corp.	26,918
245	Hingham Institution for Savings^	29,351
629	HMN Financial, Inc.*	7,315
1,064	Home Bancorp, Inc.	27,643
43	Home Federal Bancorp, Inc.	952
4,444	HomeStreet, Inc.*^	96,479
1,446	HopFed Bancorp, Inc.	17,338
869	IF Bancorp, Inc.	16,077
8,274	Kearny Financial Corp.	104,832
390	Kentucky First Federal Bancorp	3,643
832	Lake Sunapee Bank Group	11,673
812	LaPorte Bancorp, Inc.	12,342
940	Malvern Bancorp, Inc.*	16,506
11,095	Meridian Bancorp, Inc.	156,440
1,286	Meta Financial Group, Inc.	59,066
676	MSB Financial Corp.*	8,497
4,000	Nationstar Mortgage Holdings, Inc.*	53,480

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
716	Naugatuck Valley Financial Corp.*	$7,840
1,549	NMI Holdings, Inc., Class A*	10,487
2,499	Northeast Community Bancorp, Inc.	17,793
8,836	Northfield Bancorp, Inc.^	140,669
17,169	Northwest Bancshares, Inc.	229,893
1,278	Ocean Shore Holding Co.^	21,918
3,412	Oceanfirst Financial Corp.	68,342
198	Oconee Federal Financial Corp.	3,958
5,000	Ocwen Financial Corp.*^	34,850
8,223	Oritani Financial Corp.	135,680
4,321	PennyMac Financial Services, Inc., Class A*	66,371
1,806	Provident Financial Holdings	34,115
1,987	Provident Financial Services, Inc.	40,038
1,683	Prudential Bancorp, Inc.	25,514
2,120	Pulaski Financial Corp.	33,835
430	River Valley Bancorp	15,248
420	Riverview Bancorp, Inc.	1,970
2,488	Security National Financial Corp., Class A*	16,296
671	Severn Bancorp, Inc.*	3,872
1,709	SI Financial Group, Inc.	23,328
707	Southern Missouri Bancorp, Inc.	16,897
1,949	Territorial Bancorp, Inc.	54,065
17,842	TrustCo Bank Corp.	109,550
25	United Community Bancorp	374
9,946	United Community Financial Corp.	58,681
8,899	United Financial Bancorp, Inc.	114,619
7,236	Walter Investment Management Corp.*^	102,896
19,266	Washington Federal, Inc.	459,108
6,983	Waterstone Financial, Inc.^	98,460
5,802	Wawlker & Dunlop, Inc.*	167,156
580	Wayne Savings Bancshares, Inc.	7,813
12	Wolverine Bancorp, Inc.	320
5,302	WSFS Financial Corp.	171,573
35	WVS Financial Corp.	431

		5,537,877

Tobacco (0.3%):
22,921	Vector Group, Ltd.^	540,706

Trading Companies & Distributors (0.7%):
311	AeroCentury Corp.*	3,940
6,962	Applied Industrial Technologies, Inc.	281,891
8,776	Beacon Roofing Supply, Inc.*	361,397
5,292	BMC Stock Holdings, Inc.*	88,641
4,236	CAI International, Inc.*	42,699
1,463	Envirostar, Inc.	6,071
1,239	H&E Equipment Services, Inc.^	21,658
5,238	Huttig Building Products, Inc.*	19,904
5,554	Kaman Corp., Class A	226,659
3,800	NOW, Inc.*	60,116
6,157	TAL International Group, Inc.	97,896
10,705	Textainer Group Holdings, Ltd.^	151,048
4,279	Titan Machinery, Inc.*	46,769
577	TransAct Technologies, Inc.*	5,735
2,875	Veritiv Corp.*^	104,133

		1,518,557

Continued

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Transportation Infrastructure (0.1%):
18,401	WESCO Aircraft Holdings, Inc.*	$220,260

Water Utilities (0.5%):
7,708	American States Water Co.	323,351
1,634	Artesian Resources Corp.	45,262
10,190	California Water Service Group	237,121
2,211	Connecticut Water Service, Inc.	84,040
2,985	Consolidated Water Co., Ltd.	36,536
3,255	Middlesex Water Co.	86,388
669	Pure Cycle Corp.*	3,211
3,711	SJW Corp.	110,031
2,569	York Water Co. (The)	64,071

		990,011

Wireless Telecommunication Services (0.4%):
7,288	Boingo Wireless, Inc.*	48,247
4,912	Shenandoah Telecommunications Co.	211,462
4,387	Spok Holdings, Inc.	80,370
18,161	Telephone & Data Systems, Inc.	470,187

		810,266

Total Common Stocks (Cost $227,744,277)		208,341,449

Shares or Principal Amount		Fair Value
Convertible Bond (0.0%):
Biotechnology (0.0%):
$7,531	Catalyst Biosciences, Inc., 0.23%, 2/19/18(a)	$7,493

Total Convertible Bond (Cost $7,531)		7,493

Securities Held as Collateral for Securities on Loan (13.7%):
28,490,976	AZL DFA U.S. Small Cap Fund Securities Lending Collateral Account(b)	28,490,976

Total Securities Held as Collateral for Securities on Loan (Cost $28,490,976)		28,490,976

Unaffiliated Investment Company (0.4%):
821,720	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	821,720

Total Unaffiliated Investment Company (Cost $821,720)		821,720

Total Investment Securities (Cost $257,064,504)(d) — 114.0%		237,661,638
Net other assets (liabilities) — (14.0)%		(29,130,599)

Net Assets — 100.0%		$208,531,039

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $27,422,349.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the Fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(c)	The rate represents the effective yield at December 31, 2015.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$257,064,504

Investment securities, at value*	$237,661,638
Cash	3,450
Interest and dividends receivable	203,270
Receivable for capital shares issued	6,123
Receivable for investments sold	10,429

Total Assets	237,884,910

Liabilities:
Payable for investments purchased	638,498
Payable for collateral received on loaned securities	28,490,976
Manager fees payable	125,991
Administration fees payable	5,925
Distribution fees payable	44,997
Custodian fees payable	10,117
Administrative and compliance services fees payable	1,281
Trustee fees payable	942
Other accrued liabilities	35,144

Total Liabilities	29,353,871

Net Assets	$208,531,039

Net Assets Consist of:
Capital	$226,701,937
Accumulated net investment income/(loss)	909,467
Accumulated net realized gains/(losses) from investment transactions	322,501
Net unrealized appreciation/(depreciation) on investments	(19,402,866)

Net Assets	$208,531,039

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,673,289
Net Asset Value (offering and redemption price per share)	$9.20

*	Includes securities on loan of $27,422,349.

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Dividends	$2,185,396
Income from securities lending	148,327
Foreign withholding tax	(439)

Total Investment Income	2,333,284

Expenses:
Manager fees	1,295,918
Administration fees	42,425
Distribution fees	381,151
Custodian fees	23,504
Administrative and compliance services fees	2,824
Trustee fees	11,701
Professional fees	13,052
Shareholder reports	24,579
Other expenses	3,994

Total expenses before reductions	1,799,148
Less expenses voluntarily waived/reimbursed by the Manager	(228,692)

Net expenses	1,570,456

Net Investment Income/(Loss)	762,828

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	322,501
Change in net unrealized appreciation/depreciation on investments	(19,402,866)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,080,365)

Change in Net Assets Resulting From Operations	$(18,317,537)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

20

Statements of Changes in Net Assets

AZL DFA U.S. Small Cap Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$762,828
Net realized gains/(losses) on investment transactions	322,501
Change in unrealized appreciation/depreciation on investments	(19,402,866)

Change in net assets resulting from operations	(18,317,537)

Capital Transactions:
Proceeds from shares issued	246,357,340
Value of shares redeemed	(19,508,764)

Change in net assets resulting from capital transactions	226,848,576

Change in net assets	208,531,039
Net Assets:
Beginning of period	—

End of period	$208,531,039

Accumulated net investment income/(loss)	$909,467

Share Transactions:
Shares issued	24,643,710
Shares redeemed	(1,970,421)

Change in shares	22,673,289

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(0.83)

Total from Investment Activities	(0.80)

Net Asset Value, End of Period	$9.20

Total Return(b)	(8.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$208,531
Net Investment Income/(Loss)(d)	0.50%
Expenses Before Reductions(d)(e)	1.18%
Expenses Net of Reductions(d)	1.03%
Portfolio Turnover Rate	10	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2015

liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $45.6 million for the period ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $14,677 during the period ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $1,228 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2015

certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks

Banks	$28,556,677	$317	$28,556,994
Electrical Equipment	1,714,440	807	1,715,247
Food Products	4,424,602	383	4,424,985
Thrifts & Mortgage Finance	5,534,234	3,643	5,537,877
All Other Common Stocks+	168,106,346	—	168,106,346
Convertible Bond	—	7,493	7,493
Securities Held as Collateral for Securities on Loan	—	28,490,976	28,490,976
Unaffiliated Investment Company	821,720	—	821,720

Total Investment Securities	$209,158,019	$28,503,619	$237,661,638

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Small Cap Fund	$249,565,955	$22,127,813

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2015

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $257,088,049. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,293,863
Unrealized depreciation	(31,720,274)

Net unrealized appreciation/(depreciation)	$(19,426,411)

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Small Cap Equity Fund	$1,255,513	$—	$—	$(19,426,411)	$(18,170,898)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Small Cap Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA U.S. Small Cap Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

27

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

29

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

30

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

32

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

33

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 18

Statement of Operations Page 18

Statements of Changes in Net Assets Page 19

Financial Highlights Page 20

Notes to the Financial Statements Page 21

Report of Independent Registered Public Accounting Firm Page 28

Other Federal Income Tax Information Page 29

Other Information Page 30

Approval of Investment Advisory and Subadvisory Agreements Page 31

Information about the Board of Trustees and Officers Page 34

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Enhanced Bond Index Fund had a total return of 0.23%. That compared to a 0.55% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

Fixed income markets generally experienced heightened volatility in 2015. The European Central Bank’s quantitative easing program was one of the main themes early in the year. The bond-buying program drove prices high enough that it pushed yields on $1.7 trillion in eurozone debt into negative territory. Most other central banks remained highly accommodative for the year, although the Federal Reserve went against that trend, deciding to raise its target for the federal funds rate late in the year—the first rate increase since 2006.

U.S economic data remained neutral to modestly positive, with steady gross domestic product2 growth and a strong labor market. A record amount of investment-grade debt was issued in 2015 ahead of the expected increase in interest rates, as companies embarked on stock buy-back programs and merger and acquisition efforts.

Concerns about flagging demand for new debt and slowing economic growth in China (and emerging markets more broadly) dominated the second half of the year. Falling energy prices helped keep inflation in check, while also raising concerns over increased default risk in the high-yield bond sector—the Barclays U.S. Corporate High-Yield Index3 closed 4.5% lower for the year. Solid domestic activity was somewhat offset by weakness abroad, as a strong U.S. dollar weighed on global trade and manufacturing and investors grew increasingly concerned about China’s economy.

The Fund posted a modest gain for the period, in part due to strong returns from agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). These investments benefited from positive U.S. consumer behavior during the period. In general, credit, which includes corporate investment-grade and high-yield bonds, weighed on absolute returns. An excess of supply kept prices down, while the low energy prices hurt the high-yield sector.*

The Fund’s yield curve positioning dragged on relative returns. Treasuries were selling at a premium during the year, given historically low yields. As time passed, the securities bought at a premium returned to par value as they matured, hurting relative returns. The portfolio’s Treasury Inflation Protected Securities (TIPS) positioning also weighed on results as the decline in energy prices and broader deflationary concerns led TIPS to underperform nominal Treasuries. Positive inflation news during the October market rebound helped TIPS briefly outperform, however, allowing the Fund to recoup some of its earlier TIPS-related underperformance.*

The Fund’s security selection within the credit space was the largest contributor to relative results. In particular, selection within financials and industrial names added to results, as did a strategic underweight position to emerging market debt. The Fund’s duration positioning also helped, with a shift from short duration to a more neutral stance in the second quarter and tactical trades adding to performance.*

Overweight positions in ABS and CMBS sectors added to relative results, as those sectors benefited from exposure to the U.S. consumer. Tactical trading in Italian and German sovereign bond futures also helped the Fund’s relative return.*

The Fund held derivatives in the form of foreign currency forward contracts as a way to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures. With the strengthening U.S. dollar, the derivative positions benefited the portfolio, allowing the management team to hedge currency risk from non-dollar bonds and manage duration and curve risk.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.
[3]	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Investors cannot invest directly in an index.

1

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

				Since
	1	3	5	Inception
	Year	Year	Year	(7/10/09)
AZL® Enhanced Bond Index Fund	0.23%	1.04%	2.89%	3.16%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	3.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Enhanced Bond Index Fund	$1,000.00	$1,004.20	$3.39	0.67%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.83	$3.41	0.67%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Government Agency Mortgages	36.2%
U.S. Treasury Obligations	25.9
Corporate Bonds	19.7
Asset Backed Securities	10.0
Collateralized Mortgage Obligations	6.9
Securities Held as Collateral for Securities on Loan	6.6
Yankee Dollars	5.6
Money Markets	2.3
Municipal Bonds	1.5

Total Investment Securities	114.7
Net other assets (liabilities)	(14.7)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Asset Backed Securities (10.0%):
$2,585,195	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	$2,580,297
1,270,000	Chrysler Capital Auto Receivables Trust, Class B, Series 2013-BA, 1.78%, 6/17/19(a)	1,261,323
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,256,726
1,636,592	Colony American Homes, Class A, Series 2015-1A, 1.55%, 7/17/32(a)(b)	1,598,690
2,165,000	Credit Acceptance Auto Loan Trust, Class A, Series 15-2A, 2.40%, 2/15/23(a)(b)	2,147,897
2,840,000	Credit Acceptance Auto Loan Trust, Class A, Series 2014-1A, 1.55%, 10/15/21(a)	2,828,044
3,190,000	Credit Acceptance Auto Loan Trust, Class A, Series 2014-2A, 1.88%, 3/15/22(a)	3,175,001
96,574	First Investors Auto Owner Trust, Class A2, Series 2013-1A, 0.90%, 10/15/18(a)	96,489
218,530	Ford Credit Auto Owner Trust, Class A3, Series 2013-A, 0.55%, 7/15/17	218,449
2,190,000	GoldenTree Loan Opportunities VII, Ltd., Class A, Series 2013-7A, 1.47%, 4/25/25(a)(b)	2,144,406
2,340,000	Invitation Homes Trust, Class A, Series 2014-SFR2, 1.45%, 9/17/31(a)(b)	2,296,683
2,140,000	Nextgear Floorplan Master Owner Trust, Class A, Series 2014-1A, 1.92%, 10/15/19(a)	2,121,353
1,830,000	Nissan Master Owner Trust Receivables, Class A, Series 2013-A, 0.63%, 2/15/18(b)	1,830,000
2,205,000	Nomad CLO, Ltd., Class A1, Series 2013-1A, 1.49%, 1/15/25(a)(b)	2,172,529
2,975,000	OneMain Financial Issuance Trust, Class A, Series 2014-2A, 2.47%, 9/18/24(a)	2,969,139
1,875,000	OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 3/18/26(a)	1,863,375
2,300,000	Prestige Auto Receivables Trust, Class C, Series 2014-1A, 2.39%, 5/15/20(a)	2,263,834
2,470,000	Progress Residential Trust, Class A, Series 2015-SFR1, 1.76%, 2/17/32(a)(b)	2,434,166
2,075,000	Progress Residential Trust, Class A, Series 2015-SFR2, 2.74%, 6/12/32(a)	2,024,873
2,605,000	Santander Drive Auto Receivables Trust, Class E, Series 2012-2A, 5.95%, 4/15/19(a)	2,663,476
1,870,000	Santander Drive Auto Receivables Trust, Class E, Series 2012-3, 5.13%, 6/15/19	1,911,229
647,874	Santander Drive Auto Receivables Trust, Class C, Series 2012-6, 1.94%, 4/16/18	648,750
843,417	Santander Drive Auto Receivables Trust, Class B, Series 2013-2, 1.33%, 3/15/18	843,413
1,900,000	Santander Drive Auto Receivables Trust, Class C, Series 2013-4, 3.25%, 1/15/20	1,923,763
2,068,370	Santander Drive Auto Receivables Trust, Class B, Series 2013-A, 1.89%, 10/15/19(a)	2,070,656
106,807	Santander Drive Auto Receivables Trust, Class R, Series 2014-S6, 1.43%, 12/16/19(a)	106,842
2,280,000	Santander Drive Auto Receivables Trust, Class A3, Series 15-4, 1.58%, 9/16/19(b)	2,266,964
3,181,085	Silver Bay Realty 2014-1 Trust, Class A, Series 2014-1, 1.35%, 9/17/31(a)(b)	3,101,479

Principal Amount		Fair Value

Asset Backed Securities, continued
$213,696	SLM Student Loan Trust, Class A2, Series 2004-B, 0.71%, 6/15/21(b)	$211,760
1,521,210	SLM Student Loan Trust, Class A4, Series 2006-A, 0.70%, 12/15/23(b)	1,496,639
330,444	SLM Student Loan Trust, Class A1, Series 2012-A, 1.73%, 4/15/16(a)(b)	331,212
1,961,260	Social Professional Loan Program LLC, Class A2, Series 2015-C, 2.51%, 8/25/33(a)	1,922,134
2,190,000	Springleaf Funding Trust, Class A, Series 2015-AA, 3.16%, 11/15/24(a)	2,173,575
2,121,381	Sway Residential Trust, Class A, Series 2014-1, 1.62%, 1/17/20(a)(b)	2,085,466
3,970,000	Synchrony Credit Card Master Note Trust, Class A, Series 2015-1, 2.37%, 3/15/23	3,952,787
2,395,000	World Financial Network Credit Card Master Trust, Class A, Series 2015-B, 2.55%, 6/17/24	2,399,244

Total Asset Backed Securities (Cost $68,881,697)		68,392,663

Collateralized Mortgage Obligations (6.9%):
1,270,381	Banc of America Commercial Mortgage, Inc., Class A1A, Series 2007-3, 5.56%, 6/10/49(b)	1,313,190
49,853	Banc of America Large Loan, Class A4B, Series 2010-UB4, 5.11%, 12/20/41(a)(b)	49,821
3,415	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2005-PW10, 5.45%, 12/11/40(b)	3,411
2,787,360	Bear Stearns Commercial Mortgage Securities, Inc., Class A1A, Series 2007-PW15, 5.32%, 2/11/44	2,870,287
625,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2007-PW16, 5.72%, 6/1/40(b)	650,586
2,540,000	BHMS Mortgage Trust, Class AFL, Series 2014-ATLS, 1.77%, 7/5/33(a)(b)	2,540,249
1,170,000	Citigroup Commercial Mortgage Trust, Class A, Series 2014-388G, 1.08%, 6/15/33(a)(b)	1,157,838
21,196,851	Citigroup Commercial Mortgage Trust, Class XA, Series 2015-P1, 0.81%, 9/15/48(b)	1,189,302
1,934,126	Commercial Mortgage Loan Trust, Class A1A, Series 2008-LS1, 6.04%, 12/10/49(b)	2,028,500
590,000	Commercial Mortgage Pass-Through Certificates, Class AM, Series 2006-C8, 5.35%, 12/10/16	604,265
1,205,000	Commercial Mortgage Trust, Class A3, Series 2014-CR21, 3.53%, 12/10/47	1,216,746
32,050,746	Commercial Mortgage Trust, CLASS XA, Series 2015-CCRE23, 1.02%, 5/10/48(b)	1,986,114
428,000	Commercial Mortgage Trust, Class B, Series 2012-LTRT, 3.80%, 10/5/30(a)	420,421
1,510,000	Commercial Mortgage Trust, Class C, Series 2014-CR17, 4.74%, 5/10/47(b)	1,524,366
1,975,000	Commercial Mortgage Trust, Class A, Series 2014-TWC, 1.05%, 2/13/32(a)(b)	1,952,509
2,245,000	Commerical Mortgage Trust, Class B, Series 2014-FL5, 2.48%, 10/15/31(a)(b)	2,228,431
855,000	Credit Suisse Commercial Mortgage Trust, Class AM, Series 2006-C5, 5.34%, 12/15/39	871,922

Continued

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$100,000	Credit Suisse Mortgage Capital Certificates, Class AM, Series 2006-C3, 5.82%, 6/15/16(b)	$101,114
1,940	Credit Suisse Mortgage Capital Certificates, Class A2, Series 2007-C2, 5.45%, 1/15/49(b)	1,935
1,136,982	DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49(a)(b)	1,136,982
3,595,000	GAHR Commercial Mortgage Trust, Class AFL1, Series 2015-NRF, 1.63%, 12/15/16(a)(b)	3,582,711
10,164,508	GS Mortgage Securities Trust, Class XA, Series 2013-GC10, 1.62%, 2/10/46(b)	844,973
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31(a)	1,114,361
1,065,000	GS Mortgage Securities Trust, Class B, Series 2014-GC22, 4.39%, 6/10/47	1,081,934
1,500,000	Hilton USA Trust, Class AFX, Series 2013-HLT, 2.66%, 11/5/30(a)	1,501,124
1,580,000	JPMBB Commercial Mortgage Securities Trust, Class A4, Series 2014-C22, 3.80%, 9/15/47	1,624,789
593,403	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.90%, 5/5/30(a)	615,866
1,200,000	LB Commercial Conduit Mortgage Trust, Class AM, Series 2007-C3, 5.90%, 7/15/44(b)	1,259,588
1,441,932	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.84%, 6/12/50(b)	1,485,009
543,187	ML-CFC Commercial Mortgage Trust, Class A1A, Series 2006-4, 5.17%, 12/12/49(b)	554,199
1,660,000	Morgan Stanley Baml Trust, Class A3, Series 2015-C24, 3.48%, 8/15/47	1,666,144
1,395,000	Morgan Stanley BAML Trust, Class C, Series 2013-C13, 4.89%, 11/15/46(b)	1,421,592
1,136,286	Morgan Stanley Capital I Trust, Class A1A, Series 2007-IQ13, 5.31%, 3/15/44	1,163,742
371,302	Morgan Stanley Re-REMIC Trust, Class A, Series 2012-XA, 2.00%, 7/28/49(a)	369,260
562,107	RBSCF Trust, Class WBTA, Series 2010-RR3, 5.95%, 4/16/17(a)(b)	570,725
1,220,000	Sfave Commercial Mortgage Securities Trust, Class A2A, Series 2015-5AVE, 3.66%, 1/5/35(a)(b)	1,185,294
169,280	STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44(a)	168,603
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4 CLASS A4, 3.72%, 12/15/48	1,662,236
18,130,952	WF-RBS Commercial Mortgage Trust, Class XA, Series 2014-C20, 1.21%, 5/15/47(b)	1,178,559

Total Collateralized Mortgage Obligations (Cost $48,326,187)		46,898,698

Corporate Bonds (19.7%):
(0.0%):
10,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	9,993
55,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100, MTN	54,955
50,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	49,815

Principal Amount		Fair Value

Corporate Bonds, continued
$60,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	$60,365

		175,128

Aerospace & Defense (0.4%):
95,000	BAE Systems plc, 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	94,047
90,000	Boeing Co. (The), 2.20%, 10/30/22, Callable 8/30/22 @ 100	86,870
345,000	Boeing Co. (The), 2.85%, 10/30/24, Callable 7/30/24 @ 100	341,715
80,000	Boeing Co. (The), 2.60%, 10/30/25, Callable 7/30/25 @ 100	77,434
80,000	Boeing Co. (The), 3.30%, 3/1/35, Callable 9/1/34 @ 100	73,002
40,000	Boeing Co. (The), 3.50%, 3/1/45, Callable 9/1/44 @ 100	36,882
25,000	Lockheed Martin Corp., 3.10%, 1/15/23, Callable 11/15/22 @ 100	24,983
75,000	Lockheed Martin Corp., 3.55%, 1/15/26, Callable 10/15/25 @ 100^	75,264
185,000	Lockheed Martin Corp., 3.60%, 3/1/35, Callable 9/1/34 @ 100	165,438
55,000	Lockheed Martin Corp., 4.50%, 5/15/36, Callable 11/15/35 @ 100	55,682
135,000	Lockheed Martin Corp., 3.80%, 3/1/45, Callable 9/1/44 @ 100	119,660
105,000	Lockheed Martin Corp., 4.70%, 5/15/46, Callable 11/15/45 @ 100	107,559
300,000	Northrop Grumman Corp., 3.85%, 4/15/45, Callable 10/15/44 @ 100	269,576
1,154,000	United Technologies Corp., 1.78%, 5/4/18(b)	1,142,350

		2,670,462

Air Freight & Logistics (0.1%):
500,000	FedEx Corp., 3.88%, 8/1/42	432,769

Airlines (0.2%):
680,948	American Airlines 15-1, Series A, 3.38%, 5/1/27	657,114
600,000	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	610,128

		1,267,242

Banks (2.9%):
1,065,000	Bank of America Corp., 1.66%, 3/22/18, MTN(b)	1,068,417
747,000	Bank of America Corp., 2.60%, 1/15/19	749,434
1,709,000	Bank of America Corp., Series L, 2.25%, 4/21/20, MTN	1,667,753
585,000	Bank of America Corp., 4.00%, 1/22/25, MTN	572,673
1,020,000	Bank of America Corp., Series L, 3.95%, 4/21/25	993,244
1,125,000	Bank of America Corp., 3.88%, 8/1/25, MTN	1,142,019
290,000	Capital One Bank USA NA, 1.30%, 6/5/17, Callable 5/5/17 @ 100	287,672
1,185,000	Capital One NA, Series BKNT, 1.65%, 2/5/18, Callable 1/5/18 @ 100	1,173,276
2,580,000	Citigroup, Inc., 1.80%, 2/5/18	2,570,123
455,000	Discover Bank, 2.60%, 11/13/18, Callable 10/12/18 @ 100	454,636

Continued

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Banks, continued
$330,000	Discover Bank, Series BKNT, 3.10%, 6/4/20, Callable 5/4/20 @ 100	$330,749
1,205,000	HSBC USA, Inc., 1.70%, 3/5/18^	1,198,274
1,660,000	HSBC USA, Inc., 2.35%, 3/5/20^	1,640,703
1,095,000	JPMorgan Chase & Co., 2.20%, 10/22/19^	1,086,132
20,000	JPMorgan Chase & Co., 2.75%, 6/23/20, Callable 5/23/20 @ 100	20,089
125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	134,826
520,000	JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	535,871
713,000	JPMorgan Chase & Co., 4.25%, 10/1/27	711,296
200,000	KeyCorp, 2.90%, 9/15/20	199,248
265,000	Santander Holdings USA, Inc., 2.65%, 4/17/20, Callable 3/17/20 @ 100^	259,983
330,000	Santander Holdings USA, Inc., 4.50%, 7/17/25, Callable 4/17/25 @ 100	335,922
955,000	Wells Fargo & Co., Series G, 2.60%, 7/22/20^	952,553
455,000	Wells Fargo & Co., 3.55%, 9/29/25^	459,093
305,000	Wells Fargo & Co., Series G, 4.30%, 7/22/27	311,568
535,000	Wells Fargo & Co., 3.90%, 5/1/45	493,325
175,000	Wells Fargo & Co., Series G, 4.90%, 11/17/45, MTN	176,561

		19,525,440

Beverages (0.1%):
500,000	Coca-Cola Co. (The), 2.88%, 10/27/25	492,927

Biotechnology (0.8%):
795,000	AbbVie, Inc., 2.00%, 11/6/18^	791,459
480,000	AbbVie, Inc., 2.50%, 5/14/20, Callable 4/14/20 @ 100	475,174
40,000	AbbVie, Inc., 2.90%, 11/6/22	38,698
425,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	416,329
535,000	AbbVie, Inc., 4.40%, 11/6/42	499,649
120,000	AbbVie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100^	117,296
559,000	Amgen, Inc., 2.13%, 5/1/20, Callable 5/1/20 @ 100^	551,377
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	462,247
395,000	Amgen, Inc., 5.38%, 5/15/43, Callable 11/15/42 @ 100	419,652
255,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	236,263
140,000	Baxalta, Inc., 4.00%, 6/23/25, Callable 3/23/25 @ 100(a)	138,545
160,000	Biogen, Inc., 2.90%, 9/15/20	159,579
80,000	Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100^	80,363
95,000	Biogen, Inc., 5.20%, 9/15/45, Callable 3/15/24 @ 100	95,036
385,000	Celgene Corp., 3.25%, 8/15/22	381,948
230,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	230,906
80,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	80,962

		5,175,483

Principal Amount		Fair Value

Corporate Bonds, continued
Capital Markets (2.1%):
$205,000	Bank of New York Mellon Corp. (The), Series G, 3.00%, 2/24/25, Callable 1/24/25 @ 100^	$201,596
630,000	Bank of New York Mellon Corp. (The), Series E, 4.95%, 12/29/49, Callable 6/20/20 @ 100(b)	617,400
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	583,500
1,175,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18	1,185,152
555,000	Goldman Sachs Group, Inc. (The), 1.52%, 4/30/18(b)	557,521
1,962,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	2,000,348
192,000	Goldman Sachs Group, Inc. (The), 2.63%, 1/31/19	193,373
610,000	Goldman Sachs Group, Inc. (The), 2.60%, 4/23/20, Callable 3/23/20 @ 100	605,368
365,000	Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20, Callable 8/15/20 @ 100	364,760
995,000	Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25, Callable 2/22/25 @ 100^	1,001,635
330,000	Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	327,478
360,000	Goldman Sachs Group, Inc. (The), 4.80%, 7/8/44, Callable 1/8/44 @ 100	357,913
685,000	Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	665,399
150,000	Goldman Sachs Group, Inc. (The), 4.75%, 10/21/45, Callable 4/21/45 @ 100	149,007
311,000	Morgan Stanley, 1.88%, 1/5/18^	310,695
414,000	Morgan Stanley, 2.13%, 4/25/18	414,553
1,460,000	Morgan Stanley, 2.80%, 6/16/20^	1,464,642
1,005,000	Morgan Stanley, 3.75%, 2/25/23	1,029,387
345,000	Morgan Stanley, Series G, 4.00%, 7/23/25^	355,272
1,740,000	State Street Capital Trust IV, 1.51%, 6/15/37, Callable 2/8/16 @ 100(b)	1,422,450
355,000	State Street Corp., 2.55%, 8/18/20^	359,419
248,981	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	255,198

		14,422,066

Chemicals (0.2%):
260,000	CF Industries Holdings, Inc., 5.38%, 3/15/44^	226,126
233,000	Dow Chemical Co. (The), 4.25%, 10/1/34, Callable 4/1/34 @ 100	210,287
265,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	230,787
555,000	Eastman Chemical Co., 2.40%, 6/1/17	558,028
410,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	405,950
70,000	Eastman Chemical Co., 4.65%, 10/15/44, Callable 4/15/44 @ 100^	62,150

		1,693,328

Commercial Services & Supplies (0.1%):
535,000	Republic Services, Inc., 3.20%, 3/15/25, Callable 12/15/24 @ 100	515,045
140,000	Waste Management, Inc., 3.90%, 3/1/35, Callable 9/1/34 @ 100	130,365

		645,410

Continued

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Communications Equipment (0.1%):
$135,000	Harris Corp., 2.70%, 4/27/20, Callable 3/27/20 @ 100	$132,444
215,000	Harris Corp., 5.05%, 4/27/45, Callable 10/27/44 @ 100	210,521
306,000	QUALCOMM, Inc., 3.45%, 5/20/25, Callable 2/20/25 @ 100	293,502
80,000	QUALCOMM, Inc., 4.80%, 5/20/45, Callable 11/20/44 @ 100	71,081

		707,548

Consumer Finance (0.6%):
1,135,000	American Express Credit Corp., 1.13%, 6/5/17	1,129,766
365,000	Capital One Financial Corp., 4.20%, 10/29/25, Callable 9/29/25 @ 100	360,383
545,000	Capital One NA, 2.95%, 7/23/21	540,096
1,045,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	1,028,904
220,000	Hyundai Capital America, 2.40%, 10/30/18(a)	219,318
620,000	Hyundai Capital America, 3.00%, 10/30/20(a)	617,041
125,000	Synchrony Financial, 2.70%, 2/3/20, Callable 1/3/20 @ 100	122,603
315,000	Synchrony Financial, 4.50%, 7/23/25, Callable 4/24/25 @ 100^	314,254

		4,332,365

Containers & Packaging (0.1%):
821,000	International Paper Co., 3.65%, 6/15/24, Callable 3/15/24 @ 100	802,981
191,000	International Paper Co., 4.80%, 6/15/44, Callable 12/15/43 @ 100^	173,757

		976,738

Diversified Consumer Services (0.2%):
405,000	California Institute of Technology, 4.32%, 8/1/45^	418,196
700,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	722,224

		1,140,420

Diversified Financial Services (0.3%):
1,090,000	Daimler Finance NA LLC, 1.88%, 1/11/18^(a)	1,085,697
685,000	Daimler Finance NA LLC, 2.45%, 5/18/20(a)	671,848
106,000	General Electric Capital Corp., 4.38%, 9/16/20	115,071
590,000	JPMorgan Chase Capital XXI, Series U, 1.28%, 2/2/37, Callable 2/8/16 @ 100, MTN(b)	464,625

		2,337,241

Diversified Telecommunication Services (1.2%):
316,000	AT&T, Inc., 2.38%, 11/27/18	318,153
317,000	AT&T, Inc., 2.30%, 3/11/19	316,847
665,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	649,053
3,000,000	AT&T, Inc., 4.11%, 11/27/22, Callable 5/27/16 @ 66.4(a)(c)	2,329,270
170,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	157,226
122,000	AT&T, Inc., 5.35%, 9/1/40	120,501
310,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	283,835

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Telecommunication Services, continued
$250,000	Verizon Communications, Inc., 2.63%, 2/21/20	$250,869
735,000	Verizon Communications, Inc., 3.45%, 3/15/21	751,971
550,000	Verizon Communications, Inc., 2.45%, 11/1/22, Callable 8/1/22 @ 100	520,619
1,195,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,313,695
1,005,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	927,242
525,000	Verizon Communications, Inc., 5.01%, 8/21/54	480,685

		8,419,966

Electric Utilities (1.2%):
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	256,592
430,000	Carolina Power & Light Co., 4.10%, 3/15/43, Callable 9/15/42 @ 100	417,350
555,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100^	514,015
135,000	Exelon Corp., 2.85%, 6/15/20, Callable 5/15/20 @ 100^	134,262
65,000	Florida Power & Light Co., 5.95%, 2/1/38	80,963
845,000	Florida Power Corp., 6.40%, 6/15/38	1,080,669
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	45,697
450,000	MidAmerican Energy Holdings Co., 6.50%, 9/15/37	547,662
850,000	PacifiCorp, 5.65%, 7/15/18	926,518
395,000	PacifiCorp, 5.75%, 4/1/37	463,732
630,000	PacifiCorp, 4.10%, 2/1/42, Callable 8/1/41 @ 100^	607,556
350,000	PPL Capital Funding, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100	360,861
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	384,473
865,000	Public Service Electric & Gas Co., 2.38%, 5/15/23, Callable 2/15/23 @ 100	828,128
220,000	Southern California Edison Co., Series 06-E, 5.55%, 1/15/37	255,549
600,000	Southwestern Public Service Co., 3.30%, 6/15/24, Callable 12/15/23 @ 100	606,412
185,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	226,729
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	31,980
200,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100^	191,401
245,000	Virginia Electric & Power Co., Series B, 4.20%, 5/15/45, Callable 11/15/44 @ 100^	243,280

		8,203,829

Electrical Equipment (0.2%):
840,000	Eaton Corp., 1.50%, 11/2/17	834,697
255,000	Eaton Corp., 4.00%, 11/2/32	243,029

		1,077,726

Energy Equipment & Services (0.1%):
725,000	Schlumberger Holdings Corp., 3.00%, 12/21/20, Callable 11/21/20 @ 100(a)	715,634

Food & Staples Retailing (0.4%):
745,000	CVS Health Corp., 2.80%, 7/20/20, Callable 6/20/20 @ 100	748,346

Continued

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Food & Staples Retailing, continued
$405,000	CVS Health Corp., 3.88%, 7/20/25, Callable 4/20/25 @ 100	$413,334
385,000	CVS Health Corp., 4.88%, 7/20/35, Callable 1/20/35 @ 100	397,509
130,000	CVS Health Corp., 5.30%, 12/5/43, Callable 6/5/43 @ 100	139,631
385,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	405,571
220,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	199,009
305,000	Wal-Mart Stores, Inc., 4.00%, 4/11/43, Callable 10/11/42 @ 100	296,182

		2,599,582

Health Care Equipment & Supplies (0.4%):
170,000	Becton, Dickinson & Co., 1.80%, 12/15/17	169,753
125,000	Becton, Dickinson & Co., 2.68%, 12/15/19	125,681
270,000	Becton, Dickinson & Co., 3.88%, 5/15/24, Callable 2/15/24 @ 100	273,502
180,000	Becton, Dickinson & Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	181,535
165,000	Boston Scientific Corp., 2.85%, 5/15/20^	164,141
525,000	Boston Scientific Corp., 3.85%, 5/15/25	516,572
455,000	Medtronic, Inc., 3.63%, 3/15/24, Callable 12/15/23 @ 100	466,045
665,000	Medtronic, Inc., 4.63%, 3/15/45	685,916
35,000	St Jude Medical, Inc., 3.88%, 9/15/25, Callable 6/15/25 @ 100^	35,327

		2,618,472

Health Care Providers & Services (0.6%):
185,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/22 @ 100	179,717
105,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	104,811
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100^	355,562
410,000	CIGNA Corp., 3.25%, 4/15/25, Callable 1/15/25 @ 100	402,319
325,000	Memorial Sloan-Kettering, Series 2015, 4.20%, 7/1/55	312,875
725,000	UnitedHealth Group, Inc., 1.40%, 10/15/17^	723,609
160,000	UnitedHealth Group, Inc., 2.70%, 7/15/20	161,676
545,000	UnitedHealth Group, Inc., 3.35%, 7/15/22	557,449
340,000	UnitedHealth Group, Inc., 4.63%, 7/15/35	352,960
410,000	UnitedHealth Group, Inc., 4.25%, 3/15/43, Callable 9/15/42 @ 100^	398,144
50,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	52,665
325,000	WellPoint, Inc., 3.30%, 1/15/23	315,842
175,000	WellPoint, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	170,867
300,000	WellPoint, Inc., 5.10%, 1/15/44	301,182

		4,389,678

Hotels, Restaurants & Leisure (0.0%):
120,000	McDonald’s Corp., 4.60%, 5/26/45	115,458

Principal Amount		Fair Value

Corporate Bonds, continued
Household Durables (0.1%):
$470,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	$413,000

Household Products (0.0%):
160,000	Kimberly-Clark Corp., 2.65%, 3/1/25	154,448

Industrial Conglomerates (0.3%):
1,720,000	General Electric Co., 2.70%, 10/9/22	1,712,788

Insurance (0.6%):
325,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	328,075
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43	401,170
690,000	American International Group, Inc., 4.13%, 2/15/24	708,569
526,000	American International Group, Inc., 4.38%, 1/15/55, Callable 7/15/54 @ 100	451,984
201,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	187,076
40,000	Marsh & McLennan Cos., Inc., 3.75%, 3/14/26, Callable 12/14/25 @ 100	40,053
310,000	MetLife, Inc., 4.05%, 3/1/45	287,677
445,000	MetLife, Inc., Series C, 5.25%, 12/31/49, Callable 6/15/20 @ 100^(b)	452,788
720,000	Prudential Financial, Inc., 3.50%, 5/15/24	722,990
214,000	Travelers Cos., Inc. (The), 4.30%, 8/25/45, Callable 2/25/45 @ 100	215,732

		3,796,114

IT Services (0.4%):
420,000	IBM Corp., 2.88%, 11/9/22	416,802
450,000	MasterCard, Inc., 3.38%, 4/1/24	459,873
670,000	Visa, Inc., 2.80%, 12/14/22, Callable 10/14/22 @ 100	672,769
665,000	Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100^	665,822
425,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	429,071
105,000	Visa, Inc., 4.30%, 12/14/45, Callable 6/14/45 @ 100	106,529

		2,750,866

Life Sciences Tools & Services (0.1%):
111,000	Agilent Technologies, Inc., 6.50%, 11/1/17	118,478
313,000	Thermo Fisher Scientific, Inc., 3.60%, 8/15/21, Callable 5/15/21 @ 100	317,834

		436,312

Machinery (0.1%):
605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	596,533

Media (0.9%):
875,000	Comcast Corp., 4.20%, 8/15/34, Callable 2/15/34 @ 100	866,767
145,000	Comcast Corp., 4.40%, 8/15/35, Callable 2/15/35 @ 100	145,864
200,000	Comcast Corp., 6.50%, 11/15/35	250,663
283,000	Comcast Corp., 4.60%, 8/15/45, Callable 2/15/45 @ 100	286,544
575,000	Cox Communications, Inc., 4.70%, 12/15/42(a)	436,385

Continued

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Media, continued
$150,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	$154,064
185,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.95%, 1/15/25, Callable 10/15/24 @ 100	182,375
66,000	Discovery Communications, Inc., 4.88%, 4/1/43	54,326
1,135,000	NBCUniversal Enterprise, Inc., 1.01%, 4/15/18(a)(b)	1,133,106
280,000	NBCUniversal Media LLC, 5.15%, 4/30/20	312,641
816,000	NBCUniversal Media LLC, 4.45%, 1/15/43	799,481
525,000	Omnicom Group, Inc., 5.90%, 4/15/16	531,705
813,000	Scripps Networks Interactive, Inc., 2.70%, 12/15/16	818,775
285,000	Twenty-First Century Fox, Inc., 3.70%, 10/15/25, Callable 7/15/25 @ 100(a)	284,293

		6,256,989

Metals & Mining (0.1%):
456,000	Freeport-McMoRan, Inc., 4.00%, 11/14/21^	273,600
340,000	Freeport-McMoRan, Inc., 5.40%, 11/14/34, Callable 5/14/34 @ 100	180,200
625,000	Southern Copper Corp., 5.88%, 4/23/45^	478,826

		932,626

Multiline Retail (0.0%):
170,000	Macys, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100^	154,063
75,000	Macy’s, Inc., 4.50%, 12/15/34, Callable 6/15/34 @ 100	62,685

		216,748

Oil, Gas & Consumable Fuels (2.2%):
2,025,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	2,123,459
225,000	Continental Resources, Inc., 4.90%, 6/1/44, Callable 12/1/43 @ 100	135,670
395,000	Devon Energy Corp., 3.25%, 5/15/22, Callable 2/15/22 @ 100^	335,765
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	220,385
690,000	El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21, Callable 7/1/21 @ 100^	651,279
220,000	El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/1/24, Callable 2/1/24 @ 100	189,159
480,000	Energy Transfer Partners LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	394,205
1,390,000	Energy Transfer Partners LP, 6.50%, 2/1/42, Callable 8/1/41 @ 100	1,130,479
500,000	Enterprise Products Operating LLC, 3.90%, 2/15/24, Callable 11/15/23 @ 100	466,504
370,000	Enterprise Products Operating LLC, 3.75%, 2/15/25, Callable 11/15/24 @ 100	338,442
200,000	Enterprise Products Operating LLC, 4.85%, 8/15/42, Callable 2/15/42 @ 100	159,897
430,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	360,184
1,415,000	Enterprise Products Operating LLC, Series A, 8.38%, 8/1/66, Callable 8/1/16 @ 100	1,266,424
125,000	Enterprise Products Operating LP, 1.65%, 5/7/18, Callable 12/15/45 @ 100	121,944

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$415,000	Enterprise Products Operating LP, 3.70%, 2/15/26, Callable 11/15/25 @ 100^	$372,256
135,000	Enterprise Products Operating LP, 4.90%, 5/15/46, Callable 12/15/45 @ 100^	110,320
530,000	EOG Resources, Inc., 2.45%, 4/1/20, Callable 3/1/20 @ 100	524,269
520,000	EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	476,092
925,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100^	856,099
165,000	Kinder Morgan Energy Partners LP, 3.95%, 9/1/22, Callable 6/1/22 @ 100	143,636
60,000	Kinder Morgan Energy Partners LP, 3.50%, 9/1/23, Callable 6/1/23 @ 100	49,747
220,000	Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	189,816
445,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 5/15/24 @ 100	336,298
668,000	Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100^	546,021
515,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	415,459
620,000	Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100	581,106
765,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100^	667,808
335,000	Plains All American Pipeline LP, 4.90%, 2/15/45, Callable 8/15/44 @ 100	240,925
380,000	Sunoco Logistics Partner LP, 3.45%, 1/15/23, Callable 10/15/22 @ 100	320,735
260,000	Sunoco Logistics Partner LP, 5.35%, 5/15/45, Callable 11/15/44 @ 100	193,073
520,000	Williams Partners LP, 4.00%, 11/15/21	433,720
870,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	684,184
220,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	178,068
120,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	95,093

		15,308,521

Pharmaceuticals (0.5%):
190,000	AbbVie, Inc., 3.60%, 5/14/25, Callable 2/14/25 @ 100	187,518
205,000	Eli Lilly & Co., 3.70%, 3/1/45, Callable 9/1/44 @ 100	191,761
1,020,000	Merck & Co., Inc., 0.72%, 5/18/18(b)	1,020,765
160,000	Merck & Co., Inc., 2.35%, 2/10/22	157,097
265,000	Mylan, Inc., 5.40%, 11/29/43, Callable 5/29/43 @ 100	244,768
610,000	Pfizer, Inc., 3.40%, 5/15/24^	625,817
125,000	Pfizer, Inc., 4.30%, 6/15/43^	125,096
995,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	993,815

		3,546,637

Continued

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Real Estate Investment Trusts (REITs) (0.2%):
$141,000	American Tower Corp., 4.00%, 6/1/25, Callable 3/1/25 @ 100	$138,596
95,000	AvalonBay Communities, Inc., Series G, 3.50%, 11/15/25, Callable 8/15/25 @ 100, MTN	94,083
130,000	ERP Operating LP, 3.38%, 6/1/25, Callable 3/1/25 @ 100^	128,548
380,000	ERP Operating LP, 4.50%, 7/1/44, Callable 1/1/44 @ 100	381,144
115,000	ERP Operating LP, 4.50%, 6/1/45, Callable 12/1/44 @ 100^	116,836
385,000	Simon Property Group LP, 3.38%, 3/15/22, Callable 12/15/21 @ 100^	396,951
295,000	Simon Property Group LP, 3.38%, 10/1/24, Callable 7/1/24 @ 100^	297,791

		1,553,949

Road & Rail (0.2%):
445,000	Burlington North Santa Fe LLC, 4.90%, 4/1/44, Callable 10/1/43 @ 100	456,647
130,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100^	117,823
95,000	Union Pacific Corp., 3.38%, 2/1/35, Callable 8/1/34 @ 100	85,800
484,000	Union Pacific Corp., 3.88%, 2/1/55, Callable 8/1/54 @ 100	426,798
487,629	Union Pacific Railroad Co., Series 14-1, 3.23%, 5/14/26	481,857

		1,568,925

Semiconductors & Semiconductor Equipment (0.1%):
55,000	Analog Devices, Inc., 3.90%, 12/15/25, Callable 9/15/25 @ 100^	55,526
55,000	Analog Devices, Inc., 5.30%, 12/15/45, Callable 6/15/45 @ 100	56,663
295,000	Applied Materials, Inc., 3.90%, 10/1/25, Callable 7/1/25 @ 100^	296,588

		408,777

Software (0.6%):
865,000	Microsoft Corp., 2.00%, 11/3/20, Callable 10/3/20 @ 100	865,243
705,000	Microsoft Corp., 2.65%, 11/3/22, Callable 9/3/22 @ 100	704,287
260,000	Microsoft Corp., 3.50%, 2/12/35, Callable 8/12/34 @ 100	240,304
401,000	Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	407,197
425,000	Oracle Corp., 2.95%, 5/15/25, Callable 2/15/25 @ 100	414,031
635,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	631,704
195,000	Oracle Corp., 4.50%, 7/8/44, Callable 1/8/44 @ 100	196,195
450,000	Oracle Corp., 4.38%, 5/15/55, Callable 11/15/54 @ 100	411,675

		3,870,636

Principal Amount		Fair Value

Corporate Bonds, continued
Specialty Retail (0.1%):
$20,000	Home Depot, Inc. (The), 3.35%, 9/15/25, Callable 6/15/25 @ 100	$20,437
215,000	Home Depot, Inc. (The), 4.40%, 3/15/45, Callable 9/15/44 @ 100	222,215
155,000	Home Depot, Inc. (The), 4.25%, 4/1/46, Callable 10/1/45 @ 100	158,455
510,000	Lowe’s Cos., Inc., 5.00%, 9/15/43, Callable 3/15/43 @ 100	560,226
45,000	Lowe’s Cos., Inc., 4.38%, 9/15/45, Callable 3/15/45 @ 100	46,250

		1,007,583

Technology Hardware, Storage & Peripherals (0.3%):
410,000	Apple, Inc., 3.45%, 5/6/24	424,737
340,000	Apple, Inc., 3.45%, 2/9/45^	292,726
520,000	Hewlett-Packard Co., 2.85%, 10/5/18, Callable 9/5/18 @ 100(a)	519,710
590,000	Hewlett-Packard Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100(a)	591,354

		1,828,527

Tobacco (0.3%):
330,000	Altria Group, Inc., 5.38%, 1/31/44	354,961
155,000	Philip Morris International, Inc., 4.50%, 3/20/42	153,825
20,000	Philip Morris International, Inc., 3.88%, 8/21/42	18,268
425,000	Philip Morris International, Inc., 4.88%, 11/15/43	449,324
170,000	Reynolds American, Inc., 3.25%, 6/12/20^	172,772
445,000	Reynolds American, Inc., 3.75%, 5/20/23, Callable 2/20/23 @ 100	443,979
390,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100^	407,874
90,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/12/45 @ 100	100,057

		2,101,060

Trading Companies & Distributors (0.2%):
580,000	Aviation Capital Group Corp., 2.88%, 9/17/18, Callable 8/17/18 @ 100(a)	576,672
825,000	GATX Corp., 2.50%, 7/30/19	811,730

		1,388,402

Wireless Telecommunication (0.1%):
720,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100^	709,073

Total Corporate Bonds (Cost $138,706,158)		134,693,426

Yankee Dollars (5.6%):
Aerospace & Defense (0.0%):
200,000	Rolls-Royce Holdings plc, 3.63%, 10/14/25, Callable 7/14/25 @ 100(a)	195,855

Banks (1.4%):
1,045,000	Barclays Bank plc, 2.75%, 11/8/19	1,041,183
210,000	Barclays Bank plc, 5.14%, 10/14/20^	227,892
540,000	Barclays Bank plc, 3.75%, 5/15/24	550,407
365,000	Barclays Bank plc, 5.25%, 8/17/45	367,659
675,000	BPCE SA, 5.70%, 10/22/23(a)	708,713
430,000	BPCE SA, 4.50%, 3/15/25(a)	412,496

Continued

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Yankee Dollars, continued
Banks, continued
$790,000	Caixa Economica Federal, 2.38%, 11/6/17(a)	$726,800
270,000	HSBC Holdings plc, 5.25%, 3/14/44	280,158
1,115,000	ING Bank NV, 3.75%, 3/7/17(a)	1,142,310
630,000	ING Bank NV, 1.80%, 3/16/18(a)	628,405
314,000	ING Bank NV, 5.80%, 9/25/23(a)	341,152
215,000	Nordea Bank AB, 1.88%, 9/17/18(a)	213,599
2,670,000	Royal Bank of Canada, 2.20%, 9/23/19	2,672,226
485,000	Santander UK Group Holdings plc, 2.88%, 10/16/20	481,707

		9,794,707

Capital Markets (1.3%):
2,190,000	CDP Financial, Inc., 4.40%, 11/25/19(a)	2,366,602
770,000	Credit Suisse AG, 1.70%, 4/27/18	764,471
1,035,000	Credit Suisse Group AG, 2.75%, 3/26/20^(a)	1,025,189
530,000	Credit Suisse Group Funding, Ltd., 4.88%, 5/15/45(a)	522,626
1,155,000	Deutsche Bank AG, 1.88%, 2/13/18	1,145,179
330,000	Deutsche Bank AG, 3.70%, 5/30/24	328,673
2,790,000	FMS Wertmanagement, 1.63%, 11/20/18	2,798,504

		8,951,244

Chemicals (0.0%):
145,000	Agrium, Inc., 4.13%, 3/15/35, Callable 9/15/34 @ 100^	123,344

Diversified Financial Services (1.0%):
945,000	BP Capital Markets plc, 0.85%, 5/10/18(b)	938,828
245,000	Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25(a)	241,325
1,110,000	GE Capital International Holdings, Ltd., 0.96%, 4/15/16(a)	1,110,501
965,000	Imperial Tobacco Group plc, 2.95%, 7/21/20^(a)	966,891
805,000	Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, Series G, 1.50%, 2/12/18(a)	804,943
528,000	Petrobras International Finance Co., 3.88%, 1/27/16^	525,888
770,000	Rabobank Nederland NY, 4.38%, 8/4/25	783,131
215,000	Shell International Finance BV, 2.13%, 5/11/20	211,509
280,000	Shell International Finance BV, 4.13%, 5/11/35	267,268
295,000	Shell International Finance BV, 4.55%, 8/12/43	286,747
465,000	Shell International Finance BV, 4.38%, 5/11/45	438,991

		6,576,022

Insurance (0.0%):
185,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	178,111

Internet Software & Services (0.1%):
885,000	Alibaba Group Holding, Ltd., 2.50%, 11/28/19, Callable 10/28/19 @ 100	864,608

Media (0.1%):
370,000	British Sky Broadcasting Group plc, 3.75%, 9/16/24(a)	361,370

Oil, Gas & Consumable Fuels (0.5%):
555,000	Ecopetrol SA, 4.13%, 1/16/25	444,000
50,000	Petroleos Mexicanos, 8.00%, 5/3/19	55,044

Principal Amount		Fair Value

Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$107,000	Petroleos Mexicanos, 6.00%, 3/5/20	$111,173
490,000	Petroleos Mexicanos, 6.50%, 6/2/41	423,604
473,000	Petroleos Mexicanos, 5.63%, 1/23/46(a)	361,940
800,000	Statoil ASA, 2.45%, 1/17/23	758,358
1,100,000	Statoil ASA, 3.70%, 3/1/24^	1,114,456
175,000	TransCanada Pipelines, Ltd., 4.63%, 3/1/34, Callable 12/1/33 @ 100	165,457

		3,434,032

Pharmaceuticals (0.4%):
1,100,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100	1,099,125
175,000	Actavis Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	175,312
670,000	Takeda Pharmaceutical Co., Ltd., 1.63%, 3/17/17(a)	669,383
600,000	Teva Pharmaceutical Finance BV, 2.95%, 12/18/22	574,409

		2,518,229

Road & Rail (0.0%):
65,000	Canadian Pacific Railway Co., 3.70%, 2/1/26, Callable 11/1/25 @ 100	63,963

Sovereign Bonds (0.8%):
620,000	Canada Government, 1.63%, 2/27/19^	620,557
166,000	Oriental Republic of Uruguay, 4.50%, 8/14/24^	168,490
235,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	230,888
689,000	Province of Manitoba Canada, 3.05%, 5/14/24^	700,524
397,000	Republic of Colombia, 4.00%, 2/26/24^	378,143
1,005,000	Republic of Colombia, 4.50%, 1/28/26, Callable 10/1/25 @ 100	959,775
745,000	Republic of Peru, 4.13%, 8/25/27	730,100
281,000	Republic of Peru, 5.63%, 11/18/50	286,620
869,000	Republic of Turkey, 4.25%, 4/14/26	814,733
262,000	United Mexican States, Series E, 3.50%, 1/21/21^	265,930

		5,155,760

Wireless Telecommunication Services (0.0%):
95,000	Rogers Communications, Inc., 3.63%, 12/15/25, Callable 9/15/25 @ 100	93,443
130,000	Rogers Communications, Inc., 5.00%, 3/15/44	130,878

		224,321

Total Yankee Dollars (Cost $39,078,659)		38,441,566

Municipal Bonds (1.5%):
California (0.3%):
557,000	University of California Revenue, 4.77%, 5/15/2115	528,042
170,000	University of California Revenue, 4.86%, 5/15/2112	161,563
360,000	California State Health Facilities Financing Authority Revenue, Series A, 5.00%, 8/15/52, Callable 8/15/23 @ 100	399,082
700,000	California State, GO, 5.00%, 9/1/42, Callable 9/1/22 @ 100	808,941

		1,897,628

Continued

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Municipal Bonds, continued
Illinois (0.2%):
$1,320,000	Illinois State, GO, 5.50%, 7/1/24, Callable 7/1/23 @ 100	$1,491,613

Nevada (0.2%):
1,100,000	Las Vegas Valley Nevada Water District, GO, 5.00%, 6/1/39, Callable 12/1/24 @ 100	1,277,265

Massachusetts (0.1%):
450,000	Massachusetts State School Building Authority Sales Tax Revenue, Series B, 5.00%, 10/15/41, Callable 10/15/21 @ 100	516,915

Missouri (0.1%):
460,000	Metropolitan Saint Louis Sewer District West Water System Revenue, Series A, 5.00%, 5/1/42, Callable 5/1/22 @ 100	522,500

New Jersey (0.4%):
2,005,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Callable 6/15/23 @ 100	2,103,946
420,000	New Jersey State Health Care Facilities Financing Authority Revenue, 5.00%, 7/1/44	460,736

		2,564,682

New York (0.3%):
895,000	New York State Urban Development Corp. Revenue, Series E, 5.00%, 3/15/24, Callable 3/15/23 @ 100	1,081,992
670,000	New York City Municipal Finance Authority Water & Sewer System Revenue, Series EE, 5.00%, 6/15/47, Callable 6/15/23 @ 100	758,286

		1,840,278

Total Municipal Bonds (Cost $9,805,943)		10,110,881

U.S. Government Agency Mortgages (36.2%):
Federal Farm Credit Bank (0.3%)
2,120,000	2.35%, 4/24/23, Callable 2/16/16 @ 100	2,090,825

Federal Home Loan Mortgage Corporation (8.3%)
1,299,000	1.00%, 9/27/17	1,295,621
3,335,000	1.20%, 10/29/18, Callable 1/29/16 @ 100	3,310,645
385,457	3.00%, 5/1/27, Pool #G14444	397,944
591,000	4.41%, 9/15/29(c)	366,238
94,676	3.00%, 1/1/30, Pool #V60696	97,793
139,390	3.00%, 1/1/30, Pool #V60724	143,981
189,994	2.50%, 3/1/30, Pool #V60770	192,011
283,568	2.50%, 5/1/30, Pool #V60796	286,426
405,084	3.00%, 5/1/30, Pool #J31689	419,026
200,615	2.50%, 5/1/30, Pool #J31418	202,684
827,216	3.00%, 6/1/30, Pool #V60840	854,922
41,600	3.00%, 7/1/30, Pool #J32181	43,034
74,705	2.50%, 7/1/30, Pool #J32209	75,476
76,858	2.50%, 7/1/30, Pool #J32204	77,638
20,911	2.50%, 7/1/30, Pool #V60905	21,121
15,292	2.50%, 7/1/30, Pool #J32491	15,446
353,429	3.00%, 7/1/30, Pool #G15520	365,102
45,734	3.00%, 8/1/30, Pool #J32436	47,245
232,674	2.50%, 8/1/30, Pool #V60903	235,039

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$71,579	3.00%, 8/1/30, Pool #V60909	$73,978
318,948	2.50%, 8/1/30, Pool #V60886	322,240
476,017	3.00%, 8/1/30, Pool #V60908	491,976
230,102	2.50%, 8/1/30, Pool #V60902	232,477
473,559	2.50%, 9/1/30, Pool #V60904	478,332
190,000	6.75%, 3/15/31	272,376
197,000	4.62%, 3/15/31(c)	115,032
121,923	5.00%, 7/1/35, Pool #G01840	134,556
159,448	5.00%, 7/1/35, Pool #G01838	175,927
393,555	6.00%, 4/1/39, Pool #G07613	447,833
81,188	4.50%, 12/1/39, Pool #A90196	87,567
78,087	4.50%, 7/1/40, Pool #A93010	84,193
103,048	4.00%, 8/1/40, Pool # A93534	109,185
78,346	4.00%, 10/1/40, Pool #A95923	83,368
70,178	4.00%, 11/1/40, Pool #A94977	74,676
81,520	4.00%, 11/1/40, Pool #A95144	86,745
77,114	4.00%, 11/1/40, Pool #A94779	81,771
99,033	3.09%, 3/1/41, Pool #1B8062(b)	103,773
260,342	4.50%, 5/1/41, Pool #Q00804	280,865
270,713	4.50%, 5/1/41, Pool #Q00959	292,088
1,397,004	5.50%, 6/1/41, Pool #G07553	1,553,895
269,613	5.00%, 10/1/41, Pool #G07642	296,040
146,511	4.00%, 10/1/41, Pool #Q04022	155,912
79,255	4.00%, 10/1/41, Pool #Q03841	84,340
2,531,176	5.00%, 11/1/41, Pool #G07962	2,778,705
484,134	3.50%, 4/1/42, Pool #C03811	500,327
236,983	2.04%, 7/1/42, Pool #2B0646(b)	242,607
72,659	3.50%, 8/1/42, Pool #Q12162	75,022
46,830	3.50%, 10/1/42, Pool #Q11909	48,283
511,474	3.00%, 1/1/43, Pool #Q14866	511,819
86,221	3.50%, 2/1/43, Pool #Q15442	89,345
342,934	3.00%, 3/1/43, Pool #Q16403	343,165
500,091	3.00%, 3/1/43, Pool #Q16673	500,364
585,217	3.00%, 3/1/43, Pool #Q16567	585,575
163,952	3.00%, 4/1/43, Pool #Q17095	164,063
344,604	3.50%, 7/1/43, Pool #Q20021	357,303
331,868	3.50%, 7/1/43, Pool #Q20206	342,994
1,853,890	3.00%, 8/1/43, Pool #G07550	1,855,142
770,862	3.50%, 8/1/43, Pool #V80355	799,268
154,563	4.00%, 9/1/43, Pool #Q21579	164,663
679,680	4.50%, 12/1/43, Pool #Q23779	733,058
597,985	4.50%, 12/1/43, Pool #G60018	651,181
42,198	3.50%, 1/1/44, Pool #Q24368	43,626
1,325,000	3.00%, 1/15/44, TBA	1,322,811
272,114	4.00%, 4/1/44, Pool #Q25643	289,572
34,389	3.50%, 4/1/44, Pool #Q25812	35,542
48,130	3.50%, 5/1/44, Pool #Q26218	49,877
89,946	3.50%, 5/1/44, Pool #Q26362	92,960
23,344	3.50%, 5/1/44, Pool #Q25988	24,126
32,289	3.50%, 5/1/44, Pool #Q26452	33,369
43,862	3.50%, 6/1/44, Pool #Q26707	45,327
38,989	3.50%, 7/1/44, Pool #Q27319	40,402
301,394	4.50%, 7/1/44, Pool #Q27375	325,852
179,993	3.50%, 8/1/44, Pool #Q27843	186,019
946,761	4.00%, 8/1/44, Pool #G07786	1,010,569

Continued

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$181,477	3.50%, 9/1/44, Pool #Q28605	$187,558
82,859	3.50%, 9/1/44, Pool #Q28604	85,867
925,295	4.50%, 9/1/44, Pool #G60198	998,815
194,659	4.50%, 10/1/44, Pool #Q29187	210,516
69,401	4.00%, 2/1/45, Pool #Q31338	73,683
28,470	4.00%, 2/1/45, Pool #Q31128	30,226
1,020,462	4.50%, 7/1/45, Pool #G60148	1,103,623
29,829	3.50%, 8/1/45, Pool #Q35905	30,767
11,778,371	3.50%, 8/1/45, Pool #G08659	12,134,387
44,468	3.50%, 9/1/45, Pool #Q36302	46,082
1,545,435	3.50%, 9/1/45, Pool #G08667	1,592,147
360,170	3.50%, 9/1/45, Pool #Q36305	371,457
1,895,082	3.50%, 10/1/45, Pool #G60250	1,957,294
492,961	3.50%, 10/1/45, Pool #G60238	509,265
437,549	3.50%, 10/1/45, Pool #Q36965	451,913
606,259	3.50%, 10/1/45, Pool #Q36968	625,334
812,910	4.00%, 10/1/45, Pool #G08672	859,430
446,211	4.00%, 10/1/45, Pool #Q36972	473,468
64,362	4.00%, 12/1/45, Pool #Q37955	68,333
83,404	4.00%, 12/1/45, Pool #Q37957	88,452
3,459,000	4.00%, 1/15/46, TBA	3,654,041
700,000	5.50%, 1/15/46, TBA	774,181
1,700,000	4.00%, 2/15/46, TBA	1,792,271

		56,928,583

Federal National Mortgage Association (21.8%)
137,403	5.50%, 1/1/18, Pool #680928	140,785
111,276	4.00%, 7/1/19, Pool #AE0968	116,003
119,725	5.50%, 3/1/20, Pool #888557	123,940
282,551	4.00%, 12/1/26, Pool #AL1938	299,354
414,453	5.50%, 5/1/25, Pool #AE0378	431,906
335,901	5.50%, 7/1/25, Pool #AE0096	374,018
76,114	5.50%, 9/1/25, Pool #AL4903	79,003
2,829,681	3.50%, 12/1/25, Pool #AH1359	2,980,397
385,408	4.00%, 9/1/26, Pool #AL2683	408,856
287,235	3.00%, 11/1/26, Pool #AJ3757	297,410
755,494	3.00%, 2/1/27, Pool #AW8166	782,391
3,806,087	4.00%, 5/1/27, Pool #AL5956	4,027,153
2,563,773	3.50%, 9/1/28, Pool #AL4245	2,700,520
495,625	3.00%, 9/1/28, Pool #AL7531	513,313
813,557	3.50%, 10/1/28, Pool #AV0198	855,642
984,364	3.50%, 11/1/28, Pool #AV1360	1,036,644
721,241	3.50%, 2/1/29, Pool #AL4922	759,602
828,287	3.00%, 4/1/29, Pool #AW0937	855,550
584,716	3.00%, 5/1/29, Pool #AW2544	604,489
1,108,550	3.00%, 6/1/29, Pool #AS2676	1,145,116
2,452,389	3.50%, 8/1/29, Pool #AL5884	2,583,052
190,376	3.00%, 9/1/29, Pool #AS3355	196,826
770,566	3.00%, 9/1/29, Pool #AS3220	795,978
808,374	3.50%, 9/1/29, Pool #AL5806	851,425
536,853	3.50%, 9/1/29, Pool #AX0105	564,268
93,521	3.50%, 10/1/29, Pool #AX2741	98,501
3,476,335	3.50%, 12/1/29, Pool #AL6161	3,665,726
1,430,621	3.00%, 1/1/30, Pool #AL6144	1,477,787
2,605,000	4.37%, 1/15/30^(c)	1,605,917
288,308	3.00%, 3/1/30, Pool #AL6583	298,086

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$243,360	3.00%, 4/1/30, Pool #AL6584	$251,386
196,650	2.50%, 4/1/30, Pool #AY3416	198,486
141,113	3.00%, 5/1/30, Pool #AL6761	145,895
97,162	2.50%, 5/1/30, Pool #AY0828	98,098
3,901,000	4.45%, 5/15/30(c)	2,365,988
206,727	2.50%, 6/1/30, Pool #AS5093	208,723
135,591	2.50%, 6/1/30, Pool #AS5147	136,900
198,441	3.00%, 7/1/30, Pool #AX9701	205,014
192,461	3.00%, 7/1/30, Pool #AL7139	198,829
64,757	3.00%, 7/1/30, Pool #AX9700	66,959
87,731	2.50%, 7/1/30, Pool #AZ2170	88,551
39,715	3.00%, 7/1/30, Pool #AZ2297	40,991
314,052	2.50%, 7/1/30, Pool #AS5407	317,083
319,890	3.00%, 8/1/30, Pool #AL7227	330,327
51,254	3.50%, 8/1/30, Pool #AS5707	53,939
207,275	3.50%, 8/1/30, Pool #AS5708	218,639
266,745	3.00%, 8/1/30, Pool #AS5623	275,458
193,824	2.50%, 8/1/30, Pool #AS5614	195,637
265,609	3.00%, 8/1/30, Pool #AS5622	274,410
353,430	3.00%, 8/1/30, Pool #AL7225	365,140
143,265	2.50%, 8/1/30, Pool #AS5548	144,582
55,706	3.00%, 8/1/30, Pool #AZ7833	57,604
24,605	3.00%, 8/1/30, Pool #AZ8597	25,443
50,445	3.00%, 8/1/30, Pool #AX3298	52,164
155,809	2.50%, 8/1/30, Pool #AS5618	157,314
377,505	2.50%, 8/1/30, Pool #AS5616	380,926
142,718	2.50%, 8/1/30, Pool #AS5551	144,097
207,314	2.50%, 9/1/30, Pool #AS5872	209,254
112,173	3.00%, 9/1/30, Pool #AZ5719	115,785
172,151	2.50%, 9/1/30, Pool #AS5786	173,736
181,635	3.00%, 9/1/30, Pool #AS5714	187,661
249,059	3.00%, 9/1/30, Pool #AS5728	257,541
193,367	2.50%, 11/1/30, Pool #AS6147	195,242
203,023	2.50%, 11/1/30, Pool #AS6115	204,866
178,171	2.50%, 11/1/30, Pool #AS6142	179,816
202,563	2.50%, 11/1/30, Pool #AS6116	204,398
210,571	2.50%, 11/1/30, Pool #AS6141	212,548
1,700,000	2.00%, 1/25/31, TBA	1,667,751
100,000	4.50%, 1/25/31, TBA	103,334
7,632,000	2.50%, 1/25/31, TBA	7,692,332
1,100,000	5.00%, 1/25/31, TBA	1,136,851
282,920	5.50%, 1/1/33, Pool #676661	317,315
195,792	5.50%, 5/1/33, Pool #555424	220,243
455,021	5.50%, 2/1/35, Pool #735989	510,906
39,522	6.00%, 4/1/35, Pool #735504	45,113
1,081,690	5.50%, 9/1/36, Pool #995113	1,217,432
75,361	5.50%, 2/1/38, Pool #961545	83,907
37,063	6.00%, 3/1/38, Pool #889529	42,128
119,218	6.00%, 5/1/38, Pool #889466	135,841
279,912	5.50%, 5/1/38, Pool #889692	312,679
203,812	5.50%, 5/1/38, Pool #889441	228,005
191,467	5.50%, 6/1/38, Pool #995018	213,842
52,802	5.50%, 9/1/38, Pool #889995	58,981
130,394	6.00%, 10/1/38, Pool #889983	147,382
240,992	4.50%, 4/1/39, Pool #930922	261,952

Continued

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$250,574	4.50%, 5/1/39, Pool #AL1472	$273,633
520,059	5.00%, 6/1/39, Pool #AL7521	573,459
139,279	5.50%, 10/1/39, Pool #AD0362	156,532
133,308	5.50%, 12/1/39, Pool #AD0571	149,428
86,842	4.50%, 4/1/40, Pool #AD4038	94,859
856,373	6.00%, 4/1/40, Pool #AL4141	969,002
163,642	6.50%, 5/1/40, Pool #AL1704	187,018
197,896	4.50%, 7/1/40, Pool #AB1226	214,161
426,646	4.50%, 7/1/40, Pool #AD7127	461,612
95,003	6.00%, 9/1/40, Pool #AE0823	107,348
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,859,216
133,337	2.89%, 2/1/41, Pool #AH6958(b)	138,611
195,326	6.00%, 6/1/41, Pool #AL4142	221,027
104,901	4.50%, 7/1/41, Pool #AB3314	113,528
227,763	3.21%, 7/1/41, Pool #AL0533(b)	240,451
86,326	4.50%, 9/1/41, Pool #AI8961	94,455
97,173	4.00%, 10/1/41, Pool #AC9312	103,086
80,362	3.50%, 1/1/42, Pool #AK2073	83,199
314,638	4.00%, 2/1/42, Pool #AB4530	333,691
151,522	4.00%, 5/1/42, Pool #AT6144	162,197
69,031	3.50%, 6/1/42, Pool #AO3107	71,508
71,408	3.50%, 6/1/42, Pool #AL2168	73,962
187,189	4.00%, 6/1/42, Pool #AL2003	198,642
73,284	2.25%, 7/1/42, Pool #AO6482(b)	75,630
296,643	2.01%, 7/1/42, Pool #AP0006(b)	307,589
171,128	4.00%, 7/1/42, Pool #AL2607	181,510
689,329	4.50%, 9/1/42, Pool #AL2482	745,880
89,128	4.00%, 9/1/42, Pool #AX3706	94,534
90,710	3.50%, 10/1/42, Pool #AQ0393	94,319
289,559	3.00%, 12/1/42, Pool #AB7425	291,126
351,588	3.00%, 12/1/42, Pool #AB7271	353,495
947,310	3.00%, 1/1/43, Pool #AB7567	951,568
588,461	3.00%, 1/1/43, Pool #AB7755	591,651
411,371	4.00%, 1/1/43, Pool #AL3597	436,319
471,140	3.00%, 1/1/43, Pool #AB7565	474,130
869,417	3.00%, 1/1/43, Pool #AB7458	873,325
297,883	4.00%, 1/1/43, Pool #AL7369	316,027
858,842	3.00%, 1/1/43, Pool #AB7497	862,693
417,982	3.50%, 2/1/43, Pool #AL2935	433,272
326,124	3.00%, 2/1/43, Pool #AB8558	328,189
326,153	3.00%, 2/1/43, Pool #AB7762	328,224
641,419	3.00%, 3/1/43, Pool #AR9194	645,491
211,246	3.00%, 3/1/43, Pool #AB8830	212,390
603,467	3.00%, 3/1/43, Pool #AB8701	606,741
79,298	3.00%, 3/1/43, Pool #AB8712	79,728
138,443	3.00%, 3/1/43, Pool #AR7568	138,733
155,045	3.00%, 3/1/43, Pool #AR7576	155,369
230,195	3.00%, 3/1/43, Pool #AR9218	230,713
103,693	3.00%, 4/1/43, Pool #AT2037	103,921
171,160	3.00%, 4/1/43, Pool #AT2043	171,529
565,372	3.00%, 4/1/43, Pool #AB9016	568,442
254,445	3.00%, 4/1/43, Pool #AR8630	254,975
303,055	3.00%, 4/1/43, Pool #AT2040	303,721
166,828	3.00%, 4/1/43, Pool #AB8923	167,184

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$162,645	3.00%, 4/1/43, Pool #AB8924	$162,998
79,011	3.00%, 4/1/43, Pool #AB9033	79,440
294,988	3.00%, 5/1/43, Pool #AB9462	297,412
242,034	3.00%, 5/1/43, Pool #AT6654	243,566
645,537	3.00%, 5/1/43, Pool #AT2719	649,639
415,932	3.00%, 5/1/43, Pool #AB9173	418,575
244,084	3.00%, 5/1/43, Pool #AL3759	245,633
22,014	3.00%, 6/1/43, Pool #AB9564	22,195
343,657	3.00%, 6/1/43, Pool #AB9662	346,473
115,248	3.00%, 6/1/43, Pool #AT7676	115,980
298,849	3.50%, 7/1/43, Pool #AT4327	310,699
731,368	3.50%, 7/1/43, Pool #AL4010	757,610
4,153,456	3.00%, 7/1/43, Pool #AB9940	4,179,828
890,768	3.50%, 7/1/43, Pool #AT7940	926,205
309,587	3.50%, 7/1/43, Pool #AT8464	320,849
838,937	3.50%, 8/1/43, Pool #AS0209	869,040
172,312	3.50%, 8/1/43, Pool #AU0570	178,496
21,770	3.50%, 8/1/43, Pool #AU3032	22,564
172,148	3.50%, 8/1/43, Pool #AU0613	178,322
21,006	3.50%, 8/1/43, Pool #AT7333	21,771
82,643	3.50%, 8/1/43, Pool #AU3270	85,607
87,597	3.50%, 8/1/43, Pool #AU3267	91,083
32,537	3.50%, 9/1/43, Pool #AT7267	33,722
1,681,349	4.00%, 10/1/43, Pool #AU6743	1,786,427
36,377	3.50%, 10/1/43, Pool #AU7247	37,824
220,797	4.00%, 10/1/43, Pool #AL7577	234,358
843,953	3.50%, 12/1/43, Pool #AL4682	877,584
161,818	3.50%, 1/1/44, Pool #AS1703	167,711
98,958	3.50%, 1/1/44, Pool #AS1453	102,879
1,987,987	2.92%, 1/1/44, Pool #AV7743(b)	2,049,000
158,596	3.50%, 1/1/44, Pool #AS1539	164,375
193,265	4.00%, 3/1/44, Pool #AV6577	206,006
7,450,650	4.50%, 4/1/44, Pool #AL6887	8,055,342
208,490	4.00%, 5/1/44, Pool #AS2488	221,976
331,657	4.00%, 5/1/44, Pool #AW1007	353,103
45,058	3.50%, 6/1/44, Pool #AW6405	46,667
19,575	3.50%, 6/1/44, Pool #AS2591	20,211
32,903	3.50%, 6/1/44, Pool #AV8080	34,099
45,151	4.00%, 7/1/44, Pool #AW7055	47,981
49,140	3.50%, 7/1/44, Pool #AW9544	50,895
2,700,970	4.00%, 8/1/44, Pool #AL5601	2,892,341
207,394	3.50%, 8/1/44, Pool #AS3034	215,388
22,100	3.50%, 8/1/44, Pool #AW4287	22,890
21,388	3.50%, 8/1/44, Pool #AW9207	22,213
328,498	3.50%, 8/1/44, Pool #AS3031	340,245
98,661	3.50%, 9/1/44, Pool #AX0830	102,590
44,431	3.50%, 9/1/44, Pool #AW8188	46,146
46,088	3.50%, 9/1/44, Pool #AW8191	47,737
192,665	4.00%, 9/1/44, Pool #AL5844	205,129
497,245	3.50%, 10/1/44, Pool #AX2484	514,578
295,275	4.00%, 12/1/44, Pool #AX9372	315,334
28,688	4.00%, 12/1/44, Pool #AY0299	30,721
26,543	4.00%, 12/1/44, Pool #AX6255	28,260
278,197	4.00%, 1/1/45, Pool #AY0367	297,095
94,381	4.00%, 1/1/45, Pool #AX8713	100,792

Continued

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$8,353,000	4.00%, 1/25/45, TBA	$8,838,910
38,649	4.00%, 2/1/45, Pool #AY1866	41,387
192,216	4.00%, 2/1/45, Pool #AY2693	204,413
274,905	3.50%, 3/1/45, Pool #AS4570	284,157
1,045,241	3.50%, 3/1/45, Pool #AS4552	1,080,420
1,055,180	3.50%, 4/1/45, Pool #AS4696	1,090,693
328,612	3.50%, 5/1/45, Pool #AL6899	340,080
22,075	3.50%, 5/1/45, Pool #AY2953	22,865
49,145	4.00%, 5/1/45, Pool #AY8218	52,229
97,958	4.00%, 5/1/45, Pool #AY9770	104,900
793,841	3.50%, 6/1/45, Pool #AL7046	821,545
623,245	3.50%, 6/1/45, Pool #AS5176	644,222
1,085,532	3.50%, 7/1/45, Pool #AS5312	1,122,136
1,088,199	3.50%, 7/1/45, Pool #AS5365	1,124,892
16,022	3.50%, 8/1/45, Pool #AZ4844	16,562
11,928	3.50%, 8/1/45, Pool #AZ4838	12,330
3,719,645	3.50%, 9/1/45, Pool #MA2387	3,840,477
1,824,389	3.50%, 9/1/45, Pool #AS5824	1,888,617
100,780	4.00%, 9/1/45, Pool #AZ5735	106,851
391,429	4.50%, 10/1/45, Pool #AS5952	431,600
711,234	4.00%, 10/1/45, Pool #AS5949	759,001
462,429	4.00%, 10/1/45, Pool #AS6008	495,198
853,166	4.00%, 10/1/45, Pool #AZ8885	904,414
1,092,886	4.00%, 10/1/45, Pool #AZ9211	1,157,048
61,108	4.00%, 10/1/45, Pool #AZ9243	64,986
75,147	4.00%, 10/1/45, Pool #AZ9244	79,862
86,830	4.00%, 10/1/45, Pool #BA2879	92,169
81,365	4.00%, 10/1/45, Pool #BA2878	86,471
151,590	4.00%, 10/1/45, Pool #AL7442	162,333
253,300	4.00%, 10/1/45, Pool #AZ2670	268,241
577,203	4.00%, 10/1/45, Pool #AZ4782	613,477
81,723	4.00%, 10/1/45, Pool #BA2877	86,909
49,860	4.00%, 10/1/45, Pool #AZ1097	52,855
634,895	3.50%, 10/1/45, Pool #AZ4777	657,147
442,736	4.50%, 10/1/45, Pool #AL7660	486,284
210,693	4.00%, 10/1/45, Pool #AL7443	225,006
340,737	4.00%, 10/1/45, Pool #AS6009	364,883
274,612	4.50%, 10/1/45, Pool #AL7661	301,366
114,148	4.00%, 11/1/45, Pool #BA3523	120,882
929,731	3.50%, 11/1/45, Pool #AS6183	963,234
350,547	4.50%, 11/1/45, Pool #AS6230	386,522
35,035	4.50%, 11/1/45, Pool #AS6233	38,187
299,979	4.50%, 11/1/45, Pool #AS6234	331,821
85,648	4.50%, 11/1/45, Pool #AL7747	94,085
636,338	4.00%, 11/1/45, Pool #BA2889	673,738
229,746	4.00%, 11/1/45, Pool #BA2904	244,325
371,952	4.00%, 11/1/45, Pool #BA2905	395,292
2,390,000	3.50%, 12/1/45, Pool #AS6332	2,467,667
465,891	3.50%, 12/1/45, Pool #AS6280	482,679
106,113	4.00%, 12/1/45, Pool #BA2924	112,638
193,228	4.00%, 12/1/45, Pool #BA4736	205,491
228,991	4.00%, 12/1/45, Pool #BA4737	243,361
5,300,000	5.00%, 1/25/46, TBA	5,833,601
2,300,000	6.00%, 1/25/46, TBA	2,598,606

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,200,000	2.50%, 1/25/46, TBA	$1,158,609

		148,737,403

Government National Mortgage Association (5.8%)
42,857	4.50%, 9/15/33, Pool #615516	46,589
156,260	5.00%, 12/15/33, Pool #783571	173,770
44,660	6.50%, 8/20/38, Pool #4223	51,126
56,312	6.50%, 10/15/38, Pool #673213	64,456
25,515	6.50%, 11/20/38, Pool #4292	29,209
49,472	6.50%, 12/15/38, Pool #782510	56,603
486,974	5.00%, 1/15/39, Pool #782557	542,581
339,939	5.00%, 4/15/39, Pool #782619	376,348
33,660	5.00%, 6/15/39, Pool #782696	37,353
256,939	5.00%, 10/20/39, Pool #4559	283,889
27,911	4.50%, 12/20/39, Pool # G24598	30,404
75,474	4.50%, 1/15/40, Pool #728627	81,668
34,343	4.50%, 1/20/40, Pool #4617	37,409
27,417	4.50%, 2/20/40, Pool #G24636	29,865
190,380	5.00%, 5/15/40, Pool #782958	210,568
1,968	4.50%, 5/20/40, Pool #G24696	2,143
205,674	4.50%, 7/15/40, Pool #745793	222,453
67,935	4.50%, 8/20/40, Pool #4771	74,002
38,768	4.00%, 9/20/40, Pool #G24800	41,522
350,837	4.50%, 10/15/40, Pool #783609	379,485
72,607	4.00%, 10/20/40, Pool #G24833	77,767
1,021,228	4.00%, 12/20/40, Pool #G24882	1,093,948
426,690	4.00%, 1/15/41, Pool #759138	452,991
769,898	4.00%, 1/20/41, Pool #004922	824,757
102,260	4.50%, 2/15/41, Pool #738019	110,224
13,182	4.00%, 2/20/41, Pool #4945	14,121
335,921	4.00%, 3/15/41, Pool #762838	356,605
18,947	5.00%, 4/20/41, Pool #5018	20,935
41,505	5.00%, 6/20/41, Pool #5083	45,860
322,179	4.50%, 6/20/41, Pool #783590	350,954
215,853	4.50%, 7/20/41, Pool #783584	235,131
727,470	4.50%, 7/20/41, Pool #5115	792,443
21,601	5.00%, 7/20/41, Pool #5116	23,867
234,517	4.50%, 11/15/41, Pool #783610	253,666
94,745	4.50%, 11/20/41, Pool #5234	103,227
154,043	3.50%, 10/20/42, Pool #MA0462	161,071
153,693	3.50%, 1/20/43, Pool #MA0699	160,705
69,562	4.00%, 7/20/43, Pool #MA1158	74,263
22,446	4.00%, 8/20/44, Pool #AI4166	24,268
71,657	4.00%, 8/20/44, Pool #AI4167	77,021
54,305	4.00%, 8/20/44, Pool #AJ2723	58,409
26,863	4.00%, 8/20/44, Pool #AJ4687	28,875
246,000	3.50%, 1/20/45, TBA	256,445
630,000	4.50%, 1/20/45, TBA	676,856
5,976,814	3.00%, 7/20/45, Pool #MA2960	6,065,991
12,256,610	3.50%, 8/20/45, Pool #MA3034	12,795,796
2,770,685	3.00%, 9/20/45, Pool #MA3104	2,812,025
1,086,499	3.50%, 10/20/45, Pool #MA3173	1,134,296
1,969,000	4.00%, 1/15/46, TBA	2,088,678
2,100,000	3.50%, 1/15/46, TBA	2,184,777
500,000	5.00%, 1/15/46, TBA	547,755
400,000	4.50%, 1/15/46, TBA	431,000

Continued

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$1,399,000	4.00%, 1/20/46, TBA	$1,485,672
1,100,000	3.00%, 2/15/46, TBA	1,113,698

		39,705,540

Total U.S. Government Agency Mortgages (Cost $247,251,382)		247,462,351

U.S. Treasury Obligations (25.9%):
U.S. Treasury Bonds (3.6%)
3,535,000	3.00%, 11/15/44	3,522,157
15,000	2.50%, 2/15/45	13,458
18,080,000	2.88%, 8/15/45	17,559,495
3,200,000	3.00%, 11/15/45	3,190,374

		24,285,484

U.S. Treasury Inflation Index Notes (1.9%)
8,550,000	0.25%, 1/15/25^	8,194,774
4,915,000	0.38%, 7/15/25	4,772,533

		12,967,307

U.S. Treasury Notes (20.4%)
10,200,000	0.75%, 10/31/17	10,145,818
1,612,500	0.63%, 11/30/17^	1,599,147
10,230,000	1.25%, 11/15/18	10,214,021
23,005,000	1.25%, 12/15/18^	22,959,588
6,895,000	1.63%, 6/30/20^#	6,866,717
18,360,000	1.38%, 9/30/20	18,043,542

Shares or Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
U.S. Treasury Notes, continued
$23,160,000	1.38%, 10/31/20	$22,751,087
6,135,000	1.63%, 11/30/20^	6,098,570
6,925,000	1.75%, 9/30/22^	6,787,580
4,175,000	1.88%, 10/31/22	4,122,161
29,320,000	2.00%, 11/30/22	29,159,649
480,000	2.25%, 11/15/25	478,931

		139,226,811

Total U.S. Treasury Obligations (Cost $177,774,496)		176,479,602

Securities Held as Collateral for Securities on Loan (6.6%):
44,826,655	AZL Enhanced Bond Index Fund Securities Lending Collateral Account(d)	44,826,655

Total Securities Held as Collateral for Securities on Loan (Cost $44,826,655)		44,826,655

Unaffiliated Investment Company (2.3%):
15,564,368	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (c)	15,564,368

Total Unaffiliated Investment Company (Cost $15,564,368)		15,564,368

Total Investment Securities (Cost $790,215,545)(e) — 114.7%		782,870,210
Net other assets (liabilities) — (14.7)%		(100,601,144)

Net Assets — 100.0%		$682,269,066

Percentages indicated are based on net assets as of December 31, 2015.

GO—General Obligation

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

Re-REMIC—Restructured Real Estate Mortgage Investment Conduit

TBA—To Be Announced Security

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $43,694,128.

#	All or a portion of the security has been pledged as collateral for open derivative positions.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.
(c)	The rate represents the effective yield at December 31, 2015.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-9.4%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal Home Loan Mortgage Corporation (TBA)	3.50%	1/15/44	$(2,305,000)	$(2,375,951)	$(2,372,732)	$3,219
Federal Home Loan Mortgage Corporation (TBA)	3.00%	1/15/31	(2,770,000)	(2,855,087)	(2,854,412)	675
Federal Home Loan Mortgage Corporation (TBA)	2.50%	1/15/30	(2,075,000)	(2,094,129)	(2,093,413)	716
Federal Home Loan Mortgage Corporation (TBA)	5.00%	2/15/46	(2,900,000)	(3,163,719)	(3,165,180)	(1,461)
Federal Home Loan Mortgage Corporation (TBA)	4.50%	1/15/44	(77,000)	(82,979)	(82,948)	31
Federal Home Loan Mortgage Corporation (TBA)	3.50%	2/15/46	(8,300,000)	(8,505,875)	(8,523,058)	(17,183)
Federal National Mortgage Association (TBA)	5.50%	1/25/44	(700,000)	(781,047)	(780,306)	741
Federal National Mortgage Association (TBA)	5.50%	2/25/46	(1,200,000)	(1,335,563)	(1,336,308)	(745)

Continued

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2015

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal National Mortgage Association (TBA)	3.00%	2/25/46	$(1,900,000)	$(1,892,277)	$(1,896,232)	$(3,955)
Federal National Mortgage Association (TBA)	3.50%	1/25/30	(14,963,000)	(15,711,149)	(15,669,658)	41,491
Federal National Mortgage Association (TBA)	3.00%	1/25/30	(929,000)	(959,193)	(957,003)	2,190
Federal National Mortgage Association (TBA)	3.00%	1/25/46	(8,351,000)	(8,348,860)	(8,351,076)	(2,216)
Federal National Mortgage Association (TBA)	4.00%	1/25/46	(2,100,000)	(2,189,906)	(2,189,578)	328
Federal National Mortgage Association (TBA)	4.50%	1/25/46	(37,000)	(39,925)	(39,955)	(30)
Federal National Mortgage Association (TBA)	3.50%	1/25/46	(5,554,500)	(5,746,149)	(5,730,706)	15,443
Federal National Mortgage Association (TBA)	3.50%	2/25/46	(5,530,000)	(5,681,244)	(5,691,740)	(10,496)
Government National Mortgage Association (TBA)	3.00%	2/20/45	(2,477,000)	(2,511,059)	(2,510,576)	483

				$(64,274,112)	$(64,244,881)	$29,231

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 30-Year Bond March Futures	Short	3/21/16	(17)	$(2,613,750)	$30,847
90-Day Eurodollar March Futures	Short	3/14/16	(14)	(3,474,275)	(544)
Ultra Long Term U.S. Treasury Bond March Futures	Long	3/21/16	22	3,491,125	20,457
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	73	9,191,156	(18,396)
U.S. Treasury 5-Year Note March Futures	Long	3/31/16	4	473,281	(1,071)
U.S. Treasury 2-Year Note March Futures	Long	3/31/16	236	51,267,313	(84,464)

Total					$(53,171)

See accompanying notes to the financial statements.

17

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$790,215,545

Investment securities, at value*	$782,870,210
Interest and dividends receivable	3,125,933
Foreign currency, at value (cost $47,257)	46,339
Receivable for capital shares issued	519,867
Receivable for investments sold	104,680,586
Receivable for variation margin on futures contracts	3,537,230

Total Assets	894,780,165

Liabilities:
Cash overdraft	19,040
Payable for investments purchased	99,529,683
Payable for collateral received on loaned securities	44,826,655
Securities sold short (Proceeds received $64,274,112)	64,244,881
Payable for variation margin on futures contracts	3,482,775
Manager fees payable	202,442
Administration fees payable	26,459
Distribution fees payable	144,602
Custodian fees payable	12,361
Administrative and compliance services fees payable	2,264
Trustee fees payable	1,664
Other accrued liabilities	18,273

Total Liabilities	212,511,099

Net Assets	$682,269,066

Net Assets Consist of:
Capital	$666,337,798
Accumulated net investment income/(loss)	14,233,547
Accumulated net realized gains/(losses) from investment transactions	9,067,915
Net unrealized appreciation/(depreciation) on investments	(7,370,194)

Net Assets	$682,269,066

Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,280,009
Net Asset Value (offering and redemption price per share)	$10.78

*	Includes securities on loan of $43,694,128.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$17,543,155
Dividends	30
Income from securities lending	208,398

Total Investment Income	17,751,583

Expenses:
Manager fees	2,680,658
Administration fees	315,470
Distribution fees	1,914,760
Custodian fees	44,189
Administrative and compliance services fees	12,408
Trustee fees	42,260
Professional fees	41,404
Shareholder reports	10,855
Other expenses	22,061

Total expenses	5,084,065

Net Investment Income/(Loss)	12,667,518

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,197,942
Net realized gains/(losses) on securities transactions held short	(826,523)
Net realized gains/(losses) on futures contracts	2,571,235
Change in net unrealized appreciation/depreciation on investments	(17,289,290)

Net Realized/Unrealized Gains/(Losses) on Investments	(5,346,636)

Change in Net Assets Resulting From Operations	$7,320,882

See accompanying notes to the financial statements.

18

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$12,667,518	$13,049,920
Net realized gains/(losses) on investment transactions	11,942,654	17,046,934
Change in unrealized appreciation/depreciation on investments	(17,289,290)	15,133,180

Change in net assets resulting from operations	7,320,882	45,230,034

Distributions to Shareholders:
From net investment income	(14,242,972)	(8,934,761)
From net realized gains	(8,315,482)	—

Change in net assets resulting from distributions to shareholders	(22,558,454)	(8,934,761)

Capital Transactions:
Proceeds from shares issued	147,790,151	188,396,560
Proceeds from dividends reinvested	22,558,454	8,934,761
Value of shares redeemed	(422,267,730)	(73,114,167)

Change in net assets resulting from capital transactions	(251,919,125)	124,217,154

Change in net assets	(267,156,697)	160,512,427
Net Assets:
Beginning of period	949,425,763	788,913,336

End of period	$682,269,066	$949,425,763

Accumulated net investment income/(loss)	$14,233,547	$14,170,123

Share Transactions:
Shares issued	13,270,633	17,171,705
Dividends reinvested	2,086,813	818,202
Shares redeemed	(37,390,144)	(6,635,017)

Change in shares	(22,032,698)	11,354,890

See accompanying notes to the financial statements.

19

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.13	$10.67	$11.17	$11.02	$10.51

Investment Activities:
Net Investment Income/(Loss)	0.27	0.14	0.05	0.09	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.24)	0.43	(0.31)	0.38	0.65

Total from Investment Activities	0.03	0.57	(0.26)	0.47	0.76

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.11)	(0.12)	(0.13)	(0.13)
Net Realized Gains	(0.14)	—	(0.12)	(0.19)	(0.12)

Total Dividends	(0.38)	(0.11)	(0.24)	(0.32)	(0.25)

Net Asset Value, End of Period	$10.78	$11.13	$10.67	$11.17	$11.02

Total Return(a)	0.23%	5.35%	(2.32)%	4.22%	7.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$682,269	$949,426	$788,913	$503,548	$341,219
Net Investment Income/(Loss)	1.65%	1.49%	1.14%	1.35%	1.69%
Expenses Before Reductions(b)	0.66%	0.65%	0.66%	0.68%	0.69%
Expenses Net of Reductions	0.66%	0.65%	0.66%	0.68%	0.69%
Portfolio Turnover Rate (c)	342%	564%	663%	385%	407%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

20

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

21

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $85.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $20,427 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

TBA Purchase and Sale Commitments

The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2015, no collateral had been posted by the fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund had no open forward currency contracts as of December 31, 2015.

22

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $70.5 million as of December 31, 2015. The monthly average notional amount for these contracts was $61.2 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Risk Exposure

Currency Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts*	$544

Interest Rate Risk Exposure

Interest Rate Contracts	Receivable for variation margin on futures contracts	51,304	Payable for variation margin on futures contracts*	103,931

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Risk Exposure

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$—	$(18,515)

Currency Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	(205,640)	119,375
Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	2,776,875	(822,090)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2015. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015.

As of December 31, 2015, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,537,230	$3,482,775

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,537,230	3,482,775
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(3,537,230)	(3,482,775)

Total assets and liabilities subject to a MNA	$—	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”),

23

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $8,278 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

24

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Asset Backed Securities	$—	$68,392,663	$68,392,663
Collateralized Mortgage Obligations	—	46,898,698	46,898,698
Corporate Bonds+	—	134,693,426	134,693,426
Municipal Bonds	—	10,110,881	10,110,881
U.S. Government Agency Mortgages	—	247,462,351	247,462,351
U.S. Treasury Obligations	—	176,479,602	176,479,602
Yankee Dollars+	—	38,441,566	38,441,566
Securities Held as Collateral for Securities on Loan	—	44,826,655	44,826,655
Unaffiliated Investment Company	15,564,368	—	15,564,368

Total Investment Securities	15,564,368	767,305,842	782,870,210

Securities Sold Short	—	(64,244,881)	(64,244,881)
Other Financial Instruments:*
Futures Contracts	(53,171)	—	(53,171)

Total Investments	$15,511,197	$703,060,961	$718,572,158

For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$2,356,173,770	$2,575,847,514

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$2,136,182,632	$2,174,557,514

25

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $791,017,587. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,745,880
Unrealized depreciation	(10,893,257)

Net unrealized appreciation/(depreciation)	$(8,147,377)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$20,614,243	$1,944,211	$22,558,454

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$8,934,761	$—	$8,934,761

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

26

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$20,069,010	$3,981,320	$—	$(8,119,062)	$15,931,268

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Enhanced Bond Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

28

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $1,944,211.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $6,371,272.

29

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

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Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Federated Clover Small Value Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Federated Clover Small Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Federated Clover Small Value Fund and Federated Global Investment Management Corp. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Federated Clover Small Value Fund returned -6.10%. That compared to a -7.47% total return for its benchmark, the Russell 2000® Value Index1.

The Fund’s sub-advisor, Federated Clover Investment Advisors, employs a bottom-up stock selection process. As a result, the portfolio frequently contains industry and security allocations that may be significantly different than those of the index.*

Stocks faced a challenging environment during much of the 12-month period. Commodity prices remained low and the price of oil continued to weaken. Investors worried about the health of major global economies such as China, and also about the timing of an interest rate hike by the U.S. Federal Reserve (the Fed). The Fed eventually raised interest rates in mid-December, boosting investor optimism about the strength of the U.S. economic recovery.

In that environment, small-cap stocks underperformed their larger peers as investors sought out the safety of large-cap companies. Value stocks also underperformed growth-oriented stocks. The Fund’s absolute returns reflect this challenging market.

In relative terms, the Fund outperformed its benchmark due in part to stock selection in the energy, financials and utilities sectors. The Fund benefited from individual holdings such as an oil refining company and several property casualty insurers. A utility company that was acquired during the period also boosted relative returns.*

The Fund’s performance relative to its benchmark was hurt by investments in the technology and consumer discretionary sectors. In particular, the Fund’s exposure to shares of certain software and technology services companies dragged on relative results. In the consumer discretionary sector, retail holdings largely lagged due to industry factors such as rising competition from online sales.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Federated Clover Small Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® Federated Clover Small Value Fund	-6.10%	10.05%	7.92%	5.92%
Russell 2000® Value Index	-7.47%	9.06%	7.67%	5.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Federated Clover Small Value Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Federated Clover Small Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Federated Clover Small Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Federated Clover Small Value Fund	$1,000.00	$929.40	$5.20	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Federated Clover Small Value Fund	$1,000.00	$1,019.83	$5.45	1.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	42.9%
Industrials	10.8
Consumer Discretionary	9.2
Information Technology	8.5
Utilities	7.6
Health Care	6.0
Energy	4.1
Consumer Staples	3.8
Materials	3.2
Telecommunication Services	0.5

Total Common Stocks	96.6
Securities Held as Collateral for Securities on Loan	29.3
Money Market	3.3

Total Investment Securities	129.2
Net other assets (liabilities)	(29.2)

Net Assets	100.0%

3

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (96.6%):
Aerospace & Defense (1.9%):
42,800	Curtiss-Wright Corp.	$2,931,800
64,875	Hexcel Corp.^	3,013,444

		5,945,244

Auto Components (1.1%):
73,900	Tenneco, Inc.*^	3,392,749

Banks (17.2%):
110,675	Boston Private Financial Holdings, Inc.	1,255,055
89,325	FirstMerit Corp.^	1,665,911
153,778	Flushing Financial Corp.^	3,327,756
223,400	Great Western Bancorp, Inc.^	6,483,067
250,075	Hilltop Holdings, Inc.*^	4,806,442
362,973	Investors Bancorp, Inc.^	4,515,384
84,800	Opus Bank^	3,135,056
197,025	Popular, Inc.	5,583,688
202,653	Synovus Financial Corp.^	6,561,903
204,725	Talmer Bancorp, Inc., Class A^	3,707,570
300,250	TCF Financial Corp.	4,239,530
207,200	Umpqua Holdings Corp.^	3,294,480
118,050	Western Alliance Bancorp*	4,233,273

		52,809,115

Biotechnology (0.6%):
48,525	Emergent Biosolutions, Inc.*^	1,941,485

Capital Markets (0.8%):
240,750	BGC Partners, Inc., Class A^	2,361,758

Chemicals (0.8%):
142,675	Olin Corp.^	2,462,571

Commercial Services & Supplies (2.2%):
232,850	R.R. Donnelley & Sons Co.^	3,427,552
30,825	UniFirst Corp.^	3,211,965

		6,639,517

Communications Equipment (1.5%):
115,275	Ciena Corp.*^	2,385,040
36,075	ViaSat, Inc.*^	2,200,936

		4,585,976

Construction & Engineering (0.9%):
155,550	KBR, Inc.^	2,631,906

Construction Materials (0.9%):
138,497	Summit Materials, Inc., Class A*^	2,775,475

Containers & Packaging (0.6%):
49,250	Berry Plastics Group, Inc.*	1,781,865

Diversified Consumer Services (1.2%):
175,450	Houghton Mifflin Harcourt Co.*^	3,821,301

Diversified Telecommunication Services (0.5%):
44,300	Cogent Communications Group, Inc.^	1,536,767

Electric Utilities (2.7%):
49,900	Pinnacle West Capital Corp.	3,217,552
140,025	Portland General Electric Co.^	5,092,709

		8,310,261

Electrical Equipment (0.6%):
132,275	General Cable Corp.^	1,776,453

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (1.2%):
176,600	Benchmark Electronics, Inc.*	$3,650,322

Energy Equipment & Services (0.7%):
622,850	McDermott International, Inc.*^	2,086,548

Food & Staples Retailing (0.7%):
297,300	Supervalu, Inc.*	2,015,694

Food Products (0.9%):
33,550	TreeHouse Foods, Inc.*^	2,632,333

Gas Utilities (2.2%):
105,475	Atmos Energy Corp.	6,649,144

Health Care Equipment & Supplies (1.6%):
32,350	Hill-Rom Holdings, Inc.	1,554,741
137,046	Wright Medical Group NV*	3,313,772

		4,868,513

Health Care Providers & Services (3.1%):
105,175	Capital Senior Living Corp.*	2,193,951
30,250	Magellan Health Services, Inc.*	1,865,215
87,300	Owens & Minor, Inc.^	3,141,053
31,150	WellCare Health Plans, Inc.*^	2,436,242

		9,636,461

Hotels, Restaurants & Leisure (0.5%):
57,675	Diamond Resorts International, Inc.*^	1,471,289

Household Durables (1.6%):
72,425	La-Z-Boy, Inc.^	1,768,619
257,900	TRI Pointe Homes, Inc.*^	3,267,593

		5,036,212

Household Products (1.5%):
68,100	Energizer Holdings, Inc.^	2,319,486
23,850	Spectrum Brands Holdings, Inc.	2,427,930

		4,747,416

Insurance (8.5%):
140,675	American Equity Investment Life Holding Co.^	3,380,420
56,254	Argo Group International Holdings, Ltd.	3,366,239
254,475	CNO Financial Group, Inc.^	4,857,927
144,025	Fidelity & Guaranty Life	3,653,914
91,225	First American Financial Corp.^	3,274,978
39,250	Hanover Insurance Group, Inc. (The)^	3,192,595
186,325	Maiden Holdings, Ltd.^	2,778,106
33,300	Validus Holdings, Ltd.	1,541,457

		26,045,636

Internet Software & Services (1.4%):
90,225	Marketo, Inc.*^	2,590,359
67,850	Q2 Holdings, Inc.*^	1,789,205

		4,379,564

IT Services (1.2%):
110,075	Evertec, Inc.	1,842,656
180,300	Unisys Corp.*^	1,992,315

		3,834,971

Machinery (3.5%):
104,400	Actuant Corp., Class A^	2,501,424
88,950	Barnes Group, Inc.^	3,147,940

Continued

4

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
278,100	Mueller Water Products, Inc., Class A	$2,391,660
51,875	Woodward, Inc.^	2,576,112

		10,617,136

Media (2.6%):
70,975	Carmike Cinemas, Inc.*^	1,628,167
103,650	Sinclair Broadcast Group, Inc., Class A^	3,372,771
91,800	Starz — Liberty Capital*^	3,075,300

		8,076,238

Multiline Retail (1.0%):
83,125	Big Lots, Inc.^	3,203,638

Multi-Utilities (1.0%):
118,625	TECO Energy, Inc.	3,161,356

Oil, Gas & Consumable Fuels (3.4%):
304,700	Cobalt International Energy, Inc.*^	1,645,380
94,200	Newfield Exploration Co.*^	3,067,151
81,425	PBF Energy, Inc., Class A^	2,997,254
21,800	PDC Energy, Inc.*^	1,163,684
274,500	WPX Energy, Inc.*^	1,575,630

		10,449,099

Paper & Forest Products (0.9%):
118,650	KapStone Paper & Packaging Corp.	2,680,304

Pharmaceuticals (0.7%):
59,025	Medicines Co. (The)*^	2,203,994

Professional Services (1.7%):
22,850	Dun & Bradstreet Corp.^	2,374,801
78,300	FTI Consulting, Inc.*^	2,713,878

		5,088,679

Real Estate Investment Trusts (REITs) (13.1%):
107,000	Colony Financial, Inc.^	2,084,360
103,625	EPR Properties^	6,056,880
126,025	First Industrial Realty Trust, Inc.^	2,788,933
231,350	First Potomac Realty Trust^	2,637,390
105,750	Healthcare Realty Trust, Inc.	2,994,840
78,600	Highwoods Properties, Inc.^	3,426,960
108,825	Invesco Mortgage Capital, Inc.^	1,348,342
99,625	LaSalle Hotel Properties^	2,506,565
421,500	Lexington Realty Trust^	3,372,000
332,712	New Residential Investment Corp.	4,045,778
74,950	STAG Industrial, Inc.^	1,382,828
109,900	Starwood Property Trust, Inc.^	2,259,544
81,135	Starwood Waypoint Residential Trust^	1,836,896

Shares or Principal Amount		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
52,075	Sun Communities, Inc.^	$3,568,700

		40,310,016

Semiconductors & Semiconductor Equipment (1.8%):
172,050	Brooks Automation, Inc.	1,837,494
31,750	Cavium, Inc.*^	2,086,293
43,175	MKS Instruments, Inc.^	1,554,300

		5,478,087

Software (1.4%):
55,075	FireEye, Inc.*^	1,142,256
84,975	Infoblox, Inc.*^	1,562,690
40,375	Verint Systems, Inc.*^	1,637,610

		4,342,556

Specialty Retail (0.6%):
198,300	Ascena Retail Group, Inc.*	1,953,255

Textiles, Apparel & Luxury Goods (0.6%):
38,700	Deckers Outdoor Corp.*^	1,826,640

Thrifts & Mortgage Finance (3.3%):
76,775	Provident Financial Services, Inc.^	1,547,016
287,250	Radian Group, Inc.^	3,846,278
148,350	WSFS Financial Corp.^	4,800,606

		10,193,900

Tobacco (0.7%):
85,096	Vector Group, Ltd.^	2,007,415

Water Utilities (1.7%):
170,500	Aqua America, Inc.	5,080,900

Total Common Stocks (Cost $281,649,447)		296,499,759

Securities Held as Collateral for Securities on Loan (29.3%):
$89,908,154	AZL Federal Clover Small Value Fund Securities Lending Collateral Account(a)	89,908,154

Total Securities Held as Collateral for Securities on Loan (Cost $89,908,154)		89,908,154

Unaffiliated Investment Company (3.3%):
10,183,765	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	10,183,765

Total Unaffiliated Investment Company (Cost $10,183,765)		10,183,765

Total Investment Securities (Cost $381,741,366)(c) — 129.2%		396,591,678
Net other assets (liabilities) — (29.2)%		(89,570,896)

Net Assets — 100.0%		$307,020,782

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $86,930,464.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Federated Clover Small Value Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$381,741,366

Investment securities, at value*	$396,591,678
Interest and dividends receivable	693,765
Receivable for investments sold	374,706

Total Assets	397,660,149

Liabilities:
Cash overdraft	84,148
Payable for investments purchased	238,146
Payable for capital shares redeemed	105,294
Payable for collateral received on loaned securities	89,908,154
Manager fees payable	198,850
Administration fees payable	8,071
Distribution fees payable	66,283
Custodian fees payable	6,096
Administrative and compliance services fees payable	1,254
Trustee fees payable	922
Other accrued liabilities	22,149

Total Liabilities	90,639,367

Net Assets	$307,020,782

Net Assets Consist of:
Capital	$279,975,971
Accumulated net investment income/(loss)	2,422,404
Accumulated net realized gains/(losses) from investment transactions	9,772,095
Net unrealized appreciation/(depreciation) on investments	14,850,312

Net Assets	$307,020,782

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,795,974
Net Asset Value (offering and redemption price per share)	$17.25

*	Includes securities on loan of $86,930,464.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$6,650,262
Income from securities lending	253,001
Foreign withholding tax	(9,221)

Total Investment Income	6,894,042

Expenses:
Manager fees	2,727,757
Administration fees	95,775
Distribution fees	909,252
Custodian fees	16,907
Administrative and compliance services fees	5,115
Trustee fees	17,854
Professional fees	17,622
Shareholder reports	20,542
Other expenses	9,270

Total expenses	3,820,094

Net Investment Income/(Loss)	3,073,948

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,657,248
Change in net unrealized appreciation/depreciation on investments	(33,559,946)

Net Realized/Unrealized Gains/(Losses) on Investments	(22,902,698)

Change in Net Assets Resulting From Operations	$(19,828,750)

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Federated Clover Small Value Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,073,948	$2,350,024
Net realized gains/(losses) on investment transactions	10,657,248	53,397,943
Change in unrealized appreciation/depreciation on investments	(33,559,946)	(23,855,458)

Change in net assets resulting from operations	(19,828,750)	31,892,509

Distributions to Shareholders:
From net investment income	(3,080,181)	(3,659,066)
From net realized gains	(53,514,778)	(52,470,818)

Change in net assets resulting from distributions to shareholders	(56,594,959)	(56,129,884)

Capital Transactions:
Proceeds from shares issued	2,830,981	9,136,593
Proceeds from dividends reinvested	56,594,959	56,129,884
Value of shares redeemed	(98,531,149)	(100,368,050)

Change in net assets resulting from capital transactions	(39,105,209)	(35,101,573)

Change in net assets	(115,528,918)	(59,338,948)
Net Assets:
Beginning of period	422,549,700	481,888,648

End of period	$307,020,782	$422,549,700

Accumulated net investment income/(loss)	$2,422,404	$4,872,809

Share Transactions:
Shares issued	136,445	378,828
Dividends reinvested	3,206,513	2,559,502
Shares redeemed	(4,587,785)	(4,260,773)

Change in shares	(1,244,827)	(1,322,443)

See accompanying notes to the financial statements.

7

AZL Federated Clover Small Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013		2012		2011
Net Asset Value, Beginning of Period	$22.19	$23.66	$18.14		$15.96		$16.72

Investment Activities:
Net Investment Income/(Loss)	0.22	0.15	0.20		0.15		0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(1.49)	1.60	5.58		2.13		(0.77)

Total from Investment Activities	(1.27)	1.75	5.78		2.28		(0.66)

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.21)	(0.16)		(0.10)		(0.10)
Net Realized Gains	(3.47)	(3.01)	(0.10)		—		—

Total Dividends	(3.67)	(3.22)	(0.26)		(0.10)		(0.10)

Net Asset Value, End of Period	$17.25	$22.19	$23.66		$18.14		$15.96

Total Return(a)	(6.10)%	7.54%	32.00%		14.32%		(3.92)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$307,021	$422,550	$481,889		$261,731		$199,020
Net Investment Income/(Loss)	0.85%	0.53%	1.27%		0.96%		0.60%
Expenses Before Reductions(b)	1.05%	1.03%	1.08%		1.07%		1.09%
Expenses Net of Reductions	1.05%	1.03%	1.01%		0.99%		1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.05%	1.03%	1.08%		1.07%		1.09%
Portfolio Turnover Rate(d)	72%	74%	97	%(e)	156	%(f)	15%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(e)	Cost of purchase and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 140%.

(f)	Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services LLC to Federated Global Investment Management Corp. Costs of purchases and proceeds from sales of portfolio securities associated with the change in Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

8

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Federated Clover Small Value Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $104.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $24,909 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Federated Global Investment Management Corp. (“Federated”), Federated provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Federated Clover Small Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

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AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2015

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $3,800 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

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AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+	$296,499,759	$—	$296,499,759
Securities Held as Collateral for Securities on Loan	—	89,908,154	89,908,154
Unaffiliated Investment Company	10,183,765	—	10,183,765

Total Investment Securities	$306,683,524	$89,908,154	$396,591,678

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Federated Clover Small Value Fund	$251,315,861	$343,131,100

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $382,500,898. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,474,028
Unrealized depreciation	(18,383,248)

Net unrealized appreciation/(depreciation)	$14,090,780

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$14,820,204	$41,774,755	$56,594,959

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$11,915,520	$44,214,364	$56,129,884

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Federated Clover Small Cap Value Fund	$2,422,403	$10,531,628	$—	$14,090,780	$27,044,811

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Federated Clover Small Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Federated Clover Small Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 22.75% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $41,774,755.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $11,740,019.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

18

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

20

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

21

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Franklin Templeton Founding Strategy Plus Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 22

Statement of Operations Page 22

Statements of Changes in Net Assets Page 23

Financial Highlights Page 24

Notes to the Financial Statements Page 25

Report of Independent Registered Public Accounting Firm Page 34

Other Federal Income Tax Information Page 35

Other Information Page 36

Approval of Investment Advisory and Subadvisory Agreements Page 37

Information about the Board of Trustees and Officers Page 40

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers Inc. serves as Subadviser to the Franklin Income Strategy and the Templeton Global Bond Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Franklin Templeton Founding Strategy Plus Fund returned -5.46%. That compared to a 1.38%, 0.55% and 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL Franklin Templeton Founding Strategy Plus Fund (“the Fund”) invests in a portfolio of four underlying mutual strategies. The Fund’s portfolio is allocated equally among the following:

•	The AZL Templeton Growth Strategy seeks U.S. and international equities selling at prices that are low relative to managers’ appraisal of value.

•	The AZL Franklin Mutual Shares Strategy primarily invests in equity and fixed-income securities identified by the portfolio managers as undervalued.

•	The AZL Franklin Income Strategy focuses on undervalued dividend-paying stocks and bonds.

•	The AZL Templeton Global Bond Strategy invests predominantly in bonds issued by governments and government agencies around the world.

The global economy expanded moderately during the reporting period. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. However, worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (the Fed) timing for raising interest rates weighed on global stocks at times.

Toward the year’s end, equity markets recovered somewhat as the Fed increased its federal funds target range after maintaining a near-zero rate for seven years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

The Fund’s absolute performance benefited from its component strategies’ equity holdings in the health care sector. However, the energy and industrials sectors weighed on absolute returns. While holdings in Israel performed well, most other regions declined.*

The Fund’s relative performance was hindered by stock selection in its underlying strategies, including the AZL Templeton Growth Strategy’s holdings in the industrials, consumer discretionary and telecommunication services sectors. Detractors for the AZL Franklin Mutual Shares Strategy included holdings in a U.S. utility provider, a natural resources company and an oil and gas producer. Additionally, the AZL Templeton Global Bond Strategy’s interest rate strategies and select bond duration exposures in Europe and the U.S. detracted from relative performance. The AZL Franklin Income Strategy’s fixed income assets remained positioned largely in high-yield corporate bonds, which posted negative returns as yield spreads over Treasuries widened. Among fixed income investments across the underlying strategies, energy and materials were the primary detractors to relative returns.*

In contrast, fixed income securities of large U.S. banks and information technology holdings benefited the Fund’s relative performance. Investments held by the AZL Franklin Mutual Shares Strategy in a U.S. software company, a manufacturer of injection drugs and biosimilars, and a pharmaceutical company with treatments for cancer, psoriasis and rheumatoid arthritis were key contributors to the Fund’s relative performance.*

Some of the Fund’s underlying strategies employed currency positions during the period, to varying effect. For example, the AZL Franklin Mutual Shares Strategy held currency forwards with the goal of hedging the currency risk of the fund’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance. Net negative exposure to the euro within the AZL Templeton Global Bond Strategy was a relative contributor. However, exposure to several other currencies that also depreciated had a negative effect on relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

				Since
	1	3	5	Inception
	Year	Year	Year	(10/23/09)
AZL® Franklin Templeton Founding Strategy Plus Fund	-5.46%	4.48%	5.15%	6.17%
S&P 500 Index	1.38%	15.13%	12.57%	13.23%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	3.71%
Balanced Composite Index	1.20%	9.62%	9.02%	9.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Franklin Templeton Founding Strategy Plus Fund	1.04%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”) and the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Balanced Composite Index is a blended index comprised of (60%) of the S&P 500 and (40%) of the Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$939.90	$5.09	1.04%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	61.5%
Foreign Bonds	14.7
Money Markets	12.5
Corporate Bonds	8.2
Securities Held as Collateral for Securities on Loan	6.8
Yankee Dollars	3.9
Preferred Stocks	0.8
Floating Rate Loans	0.6
U.S. Treasury Obligations	0.3
Equity-Linked Securities	0.2
Convertible Bonds	0.2
Convertible Preferred Stocks	0.2
Municipal Bonds	0.1

Total Investment Securities	110.0
Net other assets (liabilities)	(10.0)

Net Assets	100.0%

3

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (61.5%):
Aerospace & Defense (1.5%):
278,456	BAE Systems plc	$2,049,084
19,530	BE Aerospace, Inc.	827,486
6,360	Boeing Co. (The)	919,592
14,268	Huntington Ingalls Industries, Inc.	1,809,896
9,765	KLX, Inc.*^	300,664
7,200	Lockheed Martin Corp.	1,563,480
13,870	Raytheon Co.	1,727,231
20,000	United Technologies Corp.^	1,921,401

		11,118,834

Air Freight & Logistics (0.1%):
230	CEVA Group plc*	103,343
8,200	United Parcel Service, Inc., Class B	789,086

		892,429

Airlines (0.5%):
214,010	Deutsche Lufthansa AG, Registered Shares*	3,379,125

Auto Components (0.3%):
20,171	Compagnie Generale des Establissements Michelin SCA, Class B	1,914,931

Automobiles (1.8%):
100,000	Ford Motor Co.	1,409,000
140,882	General Motors Co.	4,791,397
26,429	Hero MotoCorp, Ltd.	1,072,480
21,088	Hyundai Motor Co.	2,657,769
288,600	Nissan Motor Co., Ltd.	3,022,844

		12,953,490

Banks (7.4%):
85,800	Bangkok Bank Public Co., Ltd.	361,027
60,000	Bank of America Corp.	1,009,800
521,600	Barclays plc	1,688,013
40,780	BNP Paribas SA	2,307,998
52,422	CIT Group, Inc.	2,081,153
130,420	Citigroup, Inc.	6,749,235
100,182	Citizens Financial Group, Inc.	2,623,767
5,379	Columbia Banking System, Inc.	174,871
166,740	Credit Agricole SA	1,964,042
120,800	DBS Group Holdings, Ltd.	1,414,864
1,251	FCB Financial Holdings, Inc., Class A*^	44,773
331,752	HSBC Holdings plc	2,631,054
194,972	ING Groep NV	2,624,170
111,630	JPMorgan Chase & Co.	7,370,930
65,384	KB Financial Group, Inc.	1,837,425
51,062	PNC Financial Services Group, Inc.	4,866,719
9,100	Royal Bank of Canada	487,723
213,762	Standard Chartered plc	1,773,189
103,303	SunTrust Banks, Inc.	4,425,501
8,000	Toronto-Dominion Bank (The)	313,639
30,000	U.S. Bancorp	1,280,100
396,490	UniCredit SpA	2,183,556
71,301	Wells Fargo & Co.	3,875,922

		54,089,471

Beverages (1.0%):
25,000	Coca-Cola Co. (The)	1,074,000
13,530	Molson Coors Brewing Co., Class A^	1,270,738

Shares		Fair Value
Common Stocks, continued
Beverages, continued
50,054	PepsiCo, Inc.	$5,001,395

		7,346,133

Biotechnology (0.6%):
23,070	Amgen, Inc.	3,744,953
8,530	Gilead Sciences, Inc.	863,151

		4,608,104

Capital Markets (0.6%):
121,965	Credit Suisse Group AG	2,636,861
51,680	Morgan Stanley	1,643,941

		4,280,802

Chemicals (1.5%):
15,370	Agrium, Inc.^	1,373,156
25,368	AkzoNobel NV	1,694,188
12,500	BASF SE	955,492
66,470	Dow Chemical Co. (The)	3,421,876
35,000	E.I. du Pont de Nemours & Co.	2,331,000
3,363	FMC Corp.^	131,594
35,000	Mosaic Co. (The)	965,650
5,000	Praxair, Inc.	512,000

		11,384,956

Commercial Services & Supplies (0.4%):
28,550	Republic Services, Inc., Class A	1,255,914
451,198	Serco Group plc*	627,921
16,210	Waste Management, Inc.^	865,128

		2,748,963

Communications Equipment (1.5%):
248,259	Cisco Systems, Inc.	6,741,473
141,172	Nokia Oyj, ADR^	991,027
190,604	Nokia OYJ	1,356,732
15,000	QUALCOMM, Inc.	749,775
145,920	Telefonaktiebolaget LM Ericsson, B Shares	1,414,464

		11,253,471

Construction & Engineering (0.2%):
32,800	FLSmidth & Co. A/S^	1,136,352

Construction Materials (0.5%):
90,728	CRH plc	2,622,152
27,052	Holcim, Ltd., Registered Shares	1,355,919

		3,978,071

Consumer Finance (0.4%):
44,980	Ally Financial, Inc.*	838,427
29,420	Capital One Financial Corp.	2,123,536

		2,961,963

Containers & Packaging (0.5%):
58,048	International Paper Co.	2,188,409
39,259	WestRock Co.	1,790,996

		3,979,405

Diversified Consumer Services (0.0%):
7,063	Cengage Learning Holdings II LP*	162,449

Diversified Telecommunication Services (1.5%):
31,170	AT&T, Inc.	1,072,561
14,000	BCE, Inc.	540,976

Continued

4

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
29,820	China Telecom Corp., Ltd., ADR	$1,385,139
403,330	Koninklijke (Royal) KPN NV	1,522,780
596,820	Singapore Telecommunications, Ltd.	1,536,612
237,721	Telefonica SA	2,623,525
84,310	Telstra Corp., Ltd.	341,997
50,000	Verizon Communications, Inc.	2,311,000

		11,334,590

Electric Utilities (1.3%):
15,000	American Electric Power Co., Inc.	874,050
20,897	Duke Energy Corp.	1,491,837
45,050	Exelon Corp.	1,251,039
16,670	NextEra Energy, Inc.	1,731,846
15,581	PPL Corp.	531,780
57,579	Southern Co. (The)	2,694,120
27,390	Xcel Energy, Inc.	983,575

		9,558,247

Electronic Equipment, Instruments & Components (0.1%):
49,730	Flextronics International, Ltd.*	557,473

Energy Equipment & Services (0.8%):
74,439	Baker Hughes, Inc.	3,435,359
58,363	Halliburton Co.	1,986,677
15,040	Technip-Coflexip SA	742,815

		6,164,851

Food & Staples Retailing (1.8%):
22,357	CVS Health Corp.	2,185,844
54,095	Kroger Co. (The)	2,262,794
60,010	Metro AG^	1,915,092
786,534	Tesco plc*	1,730,849
51,253	Walgreens Boots Alliance, Inc.	4,364,448
12,975	Whole Foods Market, Inc.	434,663

		12,893,690

Health Care Equipment & Supplies (2.2%):
105,040	Getinge AB, B Shares^	2,735,553
135,990	Medtronic plc	10,460,351
30,531	Stryker Corp.	2,837,551

		16,033,455

Health Care Providers & Services (0.1%):
6,936	CIGNA Corp.	1,014,945

Household Products (0.0%):
9,153	Energizer Holdings, Inc.^	311,751

Independent Power and Renewable Electricity Producers (0.1%):
61,463	NRG Energy, Inc.^	723,420

Industrial Conglomerates (0.9%):
124,820	General Electric Co.	3,888,143
14,980	Siemens AG, Registered Shares	1,453,178
573,000	Toshiba Corp.^	1,175,994

		6,517,315

Insurance (4.3%):
31,567	ACE, Ltd.^	3,688,604
346,031	AEGON NV	1,952,899
5,513	Alleghany Corp.*	2,634,828

Shares		Fair Value
Common Stocks, continued
Insurance, continued
36,713	Allstate Corp. (The)	$2,279,510
131,386	American International Group, Inc.	8,141,991
90,313	AXA SA	2,468,699
80,301	MetLife, Inc.	3,871,311
23,740	Swiss Re AG	2,310,075
980	White Mountains Insurance Group, Ltd.	712,274
81,590	XL Group plc	3,196,697

		31,256,888

Internet Software & Services (0.4%):
3,430	Alphabet, Inc., Class A*	2,668,574

IT Services (0.3%):
230,265	Xerox Corp.	2,447,717

Life Sciences Tools & Services (0.1%):
35,770	QIAGEN NV*	967,618

Machinery (0.7%):
33,878	Caterpillar, Inc.^	2,302,349
123,064	CNH Industrial NV	838,768
10,000	Deere & Co.	762,700
3,788	Federal Signal Corp.	60,040
5,000	Illinois Tool Works, Inc.	463,400
104,536	Navistar International Corp.*^	924,098

		5,351,355

Marine (0.2%):
1,355	A.P. Moeller - Maersk A/S, Class B	1,759,785

Media (3.1%):
154,081	British Sky Broadcasting Group plc	2,520,553
16,950	Cablevision Systems Corp., Class A	540,705
49,715	CBS Corp., Class B	2,343,068
58,800	Comcast Corp., Class A^	3,318,084
83,860	News Corp., Class A	1,120,370
132,414	Reed Elsevier plc	2,321,213
26,331	Time Warner Cable, Inc., Class A	4,886,769
21,569	Time Warner, Inc., Class A	1,394,867
5,216	Tribune Co. #*(b)(d)	–
69,560	Twenty-First Century Fox, Inc.	1,889,250
93,034	Twenty-First Century Fox, Inc., Class B	2,533,316

		22,868,195

Metals & Mining (1.0%):
65,240	BHP Billiton plc	732,355
83,495	Freeport-McMoRan Copper & Gold, Inc.^	565,261
818,780	Glencore International plc	1,089,292
105,428	MMC Norilsk Nickel PJSC, ADR	1,338,408
3,022	POSCO	429,998
67,180	Rio Tinto plc, Registered Shares, ADR^	1,956,281
53,005	ThyssenKrupp AG	1,051,005

		7,162,600

Multiline Retail (0.9%):
34,700	Macy’s, Inc.	1,213,806
163,380	Marks & Spencer Group plc	1,085,562
7,000	Nordstrom, Inc.^	348,670
52,140	Target Corp.^	3,785,885

		6,433,923

Continued

5

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (0.8%):
20,000	Dominion Resources, Inc.	$1,352,800
55,430	PG&E Corp.	2,948,322
22,060	Public Service Enterprise Group, Inc.	853,501
11,070	Sempra Energy	1,040,691

		6,195,314

Oil, Gas & Consumable Fuels (5.8%):
24,619	Anadarko Petroleum Corp.	1,195,991
61,934	Apache Corp.	2,754,205
154,248	BG Group plc	2,236,482
50,765	BP plc, ADR	1,586,914
572,595	BP plc	2,983,338
237,450	Chesapeake Energy Corp.^	1,068,525
55,220	Chevron Corp.	4,967,591
62,679	CONSOL Energy, Inc.^	495,164
7,500	Devon Energy Corp.	240,000
112,900	ENI SpA	1,672,291
25,800	Exxon Mobil Corp.	2,011,110
161,760	Galp Energia SGPS SA	1,874,850
139,620	Kinder Morgan, Inc.	2,083,130
1,981,100	Kunlun Energy Co., Ltd.	1,747,459
133,706	Marathon Oil Corp.	1,683,359
22,280	Murphy Oil Corp.^	500,186
13,000	Occidental Petroleum Corp.	878,930
202,726	Petroleo Brasileiro SA, ADR*	689,268
90,209	Royal Dutch Shell plc, ADR	4,130,669
3,286	Royal Dutch Shell plc, A Shares	73,815
88,080	Royal Dutch Shell plc, A Shares	2,017,531
57,268	Royal Dutch Shell plc, B Shares	1,307,488
22,490	Spectra Energy Corp.^	538,411
5,000	Suncor Energy, Inc.	129,093
23,740	Total SA, ADR^	1,067,113
57,290	Total SA	2,551,112
45,973	Whiting Petroleum Corp.*^	433,985

		42,918,010

Personal Products (0.1%):
9,153	Edgewell Personal Care Co.	717,321

Pharmaceuticals (6.2%):
9,187	Allergan plc*	2,870,938
12,000	AstraZeneca plc	811,193
1,204	Bristol-Myers Squibb Co.	82,823
94,131	Eli Lilly & Co.	7,931,478
133,662	GlaxoSmithKline plc	2,699,323
20,000	Johnson & Johnson Co.	2,054,400
147,394	Merck & Co., Inc.	7,785,351
20,070	Merck KGaA	1,949,186
33,378	Novartis AG, ADR^	2,871,843
81,440	Pfizer, Inc.	2,628,883
14,160	Roche Holding AG	3,903,497
18,750	Sanofi-Aventis SA	1,599,641
35,000	Sanofi-Aventis SA, ADR	1,492,750
109,692	Teva Pharmaceutical Industries, Ltd., ADR	7,200,183

		45,881,489

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs) (0.1%):
2,556	Alexander’s, Inc.^	$981,785

Real Estate Management & Development (0.0%):
2,292	Forestar Group, Inc.*^	25,074

Road & Rail (0.1%):
13,000	Union Pacific Corp.	1,016,600

Semiconductors & Semiconductor Equipment (0.6%):
79,140	Intel Corp.	2,726,373
19,910	Texas Instruments, Inc.	1,091,267
15,000	Xilinx, Inc.	704,550

		4,522,190

Software (3.0%):
80,058	CA, Inc.	2,286,456
270,828	Microsoft Corp.	15,025,538
53,540	Oracle Corp.	1,955,816
150,348	Symantec Corp.	3,157,308

		22,425,118

Specialty Retail (0.4%):
460,644	Kingfisher plc	2,230,185
158,720	Office Depot, Inc.*	895,181

		3,125,366

Technology Hardware, Storage & Peripherals (2.5%):
17,000	Apple, Inc.	1,789,420
93,300	EMC Corp.	2,395,944
149,830	Hewlett Packard Enterprise Co.^	2,277,416
149,830	HP, Inc.	1,773,987
166,600	Konica Minolta Holdings, Inc.	1,671,211
7,748	Samsung Electronics Co., Ltd.	8,275,323

		18,183,301

Textiles, Apparel & Luxury Goods (0.2%):
35,410	Michael Kors Holdings, Ltd.*^	1,418,525

Tobacco (1.7%):
45,212	Altria Group, Inc.	2,631,790
65,907	British American Tobacco plc	3,659,894
51,028	Imperial Tobacco Group plc	2,683,466
13,457	Philip Morris International, Inc.	1,183,005
52,010	Reynolds American, Inc.	2,400,262

		12,558,417

Wireless Telecommunication Services (1.1%):
49,000	China Mobile, Ltd.	549,182
41,200	SoftBank Group Corp.	2,076,506
172,550	Turkcell Iletisim Hizmetleri AS, ADR	1,464,950
1,275,119	Vodafone Group plc	4,123,820

		8,214,458

Total Common Stocks (Cost $427,936,058)		452,398,309

Preferred Stocks (0.8%):
Banks (0.2%):
85,000	Citigroup, Inc.(a)	1,201,049
416	Wells Fargo & Co., Series L, Class A, 0.13%	481,781

		1,682,830

Continued

6

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value
Preferred Stocks, continued
Capital Markets (0.2%):
32,000	Goldman Sachs Group, Inc.(a)	$941,920
10,000	Morgan Stanley, Series I, 0.96%^	265,400

		1,207,320

Electric Utilities (0.1%):
20,000	NextEra Energy, Inc. Preferred Shares, 5.90%^	1,044,800

Metals & Mining (0.1%):
20,000	Alcoa, Inc., Series 1, 0.65%^	666,200

Multi-Utilities (0.1%):
9,300	Dominion Resources, Inc., 1.66%^	447,144

Pharmaceuticals (0.1%):
500	Allergan plc, Series A	515,090

Total Preferred Stocks (Cost $5,850,990)		5,563,384

Convertible Preferred Stocks (0.2%):
Air Freight & Logistics (0.0%):
6	CEVA Group plc, Series A-1	3,750
49	CEVA Group plc, Series A-2	21,848

		25,598

Banks (0.2%):
800	Bank of America Corp., Series L	874,615

Multi-Utilities (0.0%):
2,500	Dominion Resources, Inc., Series B	134,025
2,500	Dominion Resources, Inc., Series A	132,325

		266,350

Real Estate Investment Trusts (REITs) (0.0%):
2,500	FelCor Lodging Trust, Inc., Series A, 0.64%^	62,891

Total Convertible Preferred Stocks (Cost $958,391)		1,229,454

Convertible Bonds (0.2%):
Automobiles (0.1%):
$500,000	Fiat Chrysler Automobiles NV, Series FCAU, 7.88%, 12/15/16	580,938

Oil, Gas & Consumable Fuels (0.1%):
2,000,000	Cobalt International Energy, Inc., 3.13%, 5/15/24^	1,045,000

Total Convertible Bonds (Cost $2,500,000)		1,625,938

Floating Rate Loans (0.6%):
Air Freight & Logistics (0.2%):
1,000,000	Xpo Logistics, Inc., 0.00%, 10/30/21(c)	994,580

Capital Markets (0.0%):
3,860,813	Lehman Brothers Holdings, Inc., 0.00%, 12/31/49(c)	218,715

Electric Utilities (0.0%):
149,307	Texas Competitive Electric Holdings Co. LLC, 4.68%, 10/10/17(c)(f)	46,061

Machinery (0.1%):
483,718	Navistar International Corp., 5.75%, 8/17/17(c)	424,061

Media (0.1%):
42,327	Cengage Learning Acquisitions, Inc., 7.00%, 3/31/20(c)	41,163

Principal Amount		Fair Value
Floating Rate Loans, continued
Media, continued
$430,631	iHeartcommunications, Inc., 6.91%, 1/30/19(c)	$300,520
138,444	iHeartcommunications, Inc., 7.66%, 7/30/19(c)	96,495

		438,178

Metals & Mining (0.0%):
459,113	Walter Energy, Inc., 5.80%, 4/1/18(c)(d)(f)	122,432

Oil, Gas & Consumable Fuels (0.0%):
1,000,000	Fieldwood Energy LLC, 8.38%, 9/30/20(c)	150,000
24,436	NGPL PipeCo LLC, 6.75%, 9/15/17(c)	23,030

		173,030

Real Estate Management & Development (0.1%):
367,155	Caesars Entertainment Operating Co., Inc., 9.75%, 3/1/17(c)(f)	306,115
89,801	Caesars Entertainment Operating Co., Inc., 4.45%, 1/28/18(c)(f)	78,520
429,156	Caesars Entertainment Operating Co., Inc., 5.45%, 1/28/18(c)(f)	379,374

		764,009

Software (0.0%):
260,225	Avaya, Inc., 0.00%, 5/29/20(c)	181,724

Specialty Retail (0.1%):
58,125	Toys “R” US, 7.25%, 10/24/19(c)	56,963
46,875	Toys “R” US, 0.00%, 10/24/19(c)	45,938
1,010,420	Toys “R” US, 9.75%, 4/24/20(c)	721,187

		824,088

Total Floating Rate Loans (Cost $7,504,481)		4,186,878

Corporate Bonds (8.2%):
Aerospace & Defense (3.2%):
22,905,000	Federal Home Loan Bank, 0.03%, 1/4/16(e)	22,904,999
100,000	TransDigm Group, Inc., 6.00%, 7/15/22, Callable 7/15/17 @ 105	97,750
100,000	TransDigm Group, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103	99,450

		23,102,199

Banks (0.6%):
500,000	Bank of America Corp., Series AA, 6.10%, 12/29/49, Callable 3/17/25 @ 100(c)	506,875
1,500,000	Citigroup, Inc., Series O, 5.88%, 12/29/49, Callable 3/27/20 @ 100(c)	1,488,750
1,000,000	Citigroup, Inc., Series Q, 5.95%, 12/29/49, Callable 8/15/20 @ 100^(c)	996,875
250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100^(c)	254,500
1,000,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/29/49, Callable 5/1/23 @ 100, Perpetual Bond(c)	945,000
200,000	Wells Fargo & Co., Series S, 5.90%, 12/31/49, Callable 6/15/24 @ 100(c)	201,750

		4,393,750

Continued

7

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Beverages (0.1%):
$500,000	Cott Beverages, Inc., 5.38%, 7/1/22, Callable 7/1/17 @ 104.03	$490,000

Capital Markets (0.2%):
1,000,000	First Eagle Investment Management, 0.00%, 11/30/22(c)	972,500
400,000	Morgan Stanley, Series J, 5.55%, 12/29/49, Callable 7/15/20 @ 100^(c)	400,000

		1,372,500

Consumer Finance (0.1%):
500,000	OneMain Financial Holdings, Inc., 7.25%, 12/15/21, Callable 12/15/17 @ 103.63(a)	501,250

Containers & Packaging (0.1%):
300,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 7.88%, 8/15/19, Callable 2/8/16 @ 103.94^	311,250
200,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 9.88%, 8/15/19, Callable 2/8/16 @ 104.94	201,500
500,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 2/9/16 @ 104^	508,595

		1,021,345

Electric Utilities (0.1%):
2,581,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20, Callable 4/1/16 @ 106(a)(f)	858,183

Food & Staples Retailing (0.0%):
200,000	US Foods, Inc., 8.50%, 6/30/19, Callable 2/8/16 @ 104.25	206,000

Food Products (0.0%):
161,000	JBS USA LLC / JBS USA Finance Corp., 7.25%, 6/1/21, Callable 2/8/16 @ 105.44(a)	159,793

Health Care Providers & Services (0.6%):
300,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44^	284,625
500,000	Community Health Systems, Inc., 8.00%, 11/15/19, Callable 2/8/16 @ 104^	503,750
500,000	Community Health Systems, Inc., 7.13%, 7/15/20, Callable 7/15/16 @ 104	498,125
800,000	HCA, Inc., 7.50%, 2/15/22^	886,000
500,000	HCA, Inc., 5.88%, 5/1/23^	512,500
1,400,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,396,500

		4,081,500

Hotels, Restaurants & Leisure (0.0%):
200,000	MGM Resorts International, 6.75%, 10/1/20^	205,500

Household Durables (0.0%):
713,000	Samson Investment Co., 9.75%, 2/15/20, Callable 2/15/16 @ 105(f)	1,426

Independent Power and Renewable Electricity Producers (0.4%):
1,000,000	AES Corp., 4.88%, 5/15/23, Callable 5/15/18 @ 102^	875,000

Principal Amount		Fair Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers, continued
$500,000	Calpine Corp., 5.38%, 1/15/23, Callable 10/15/18 @ 103^	$448,750
1,000,000	Calpine Corp., 5.75%, 1/15/25, Callable 10/15/19 @ 103^	882,500
1,000,000	Dynegy, Inc., 6.75%, 11/1/19, Callable 5/1/17 @ 103.38	940,000

		3,146,250

IT Services (0.2%):
105,000	First Data Corp., 8.75%, 1/15/22, Callable 1/15/16 @ 104^(a)	109,709
1,600,000	First Data Corp., 7.00%, 12/1/23, Callable 12/1/18 @ 103.5^(a)	1,600,000

		1,709,709

Media (1.1%):
175,000	Cumulus Media Holdings, Inc., 7.75%, 5/1/19, Callable 2/8/16 @ 103.88^	59,063
1,000,000	Dish DBS Corp., 5.88%, 7/15/22	932,500
1,000,000	Dish DBS Corp., 5.00%, 3/15/23	867,500
2,048,000	iHeartcommunications, Inc., 9.00%, 12/15/19, Callable 2/8/16 @ 104.5	1,495,040
2,000,000	iHeartcommunications, Inc., 9.00%, 3/1/21, Callable 3/1/16 @ 105	1,395,000
1,500,000	iHeartCommunications, Inc., 9.00%, 9/15/22, Callable 9/15/22 @ 106.75	1,035,000
900,000	Neptune Finco Corp., 10.88%, 10/15/25, Callable 10/15/20 @ 105.44^(a)	942,750
200,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103^(a)	209,000
1,000,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56(a)	962,500

		7,898,353

Metals & Mining (0.0%):
256,000	Walter Energy, Inc., 9.50%, 10/15/19, Callable 10/15/16 @ 107(d)(f)	65,280
223,510	Walter Energy, Inc., 11.00%, 4/1/20, Callable 4/1/17 @ 106(d)(f)	22

		65,302

Multiline Retail (0.3%):
1,500,000	Belk, Inc., 0.00%, 11/18/22(c)	1,318,125
417,000	Belk, Inc. Term Loan B, 0.00%, 11/18/22(c)	366,439
345,975	J.C. Penney Co., Inc., 6.00%, 5/22/18(c)	339,315

		2,023,879

Oil, Gas & Consumable Fuels (0.7%):
500,000	Antero Resources Finance Corp., 5.38%, 11/1/21, Callable 11/1/16 @ 104	400,000
500,000	Bill Barrett Corp., 7.00%, 10/15/22, Callable 10/15/17 @ 103.5^	335,000
497,400	California Resources Corp., 8.00%, 12/15/22, Callable 12/15/18 @ 104(a)	261,757
178,000	California Resources Corp., 6.00%, 11/15/24, Callable 8/15/24 @ 100^	54,290
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18^	79,000

Continued

8

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,700,000	Chesapeake Energy Corp., 5.75%, 3/15/23(a)	$493,000
350,000	Denbury Resources, Inc., 5.50%, 5/1/22, Callable 5/1/17 @ 104	116,193
500,000	Energy Transfer Equity LP, 5.50%, 6/1/27, Callable 6/1/27 @ 100	380,000
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 2/8/16 @ 104.63^	140,000
400,000	Energy XXI Gulf Coast, Inc., 11.00%, 3/15/20, Callable 3/15/20 @ 100^(a)	140,000
585,000	Halcon Resources Corp., 13.00%, 2/15/22, Callable 8/15/18 @ 113^(a)	198,900
1,300,000	Kinder Morgan (Delaware), Inc., 5.63%, 11/15/23, Callable 8/15/23 @ 100(a)	1,188,365
330,000	NGL Energy Partners LP, 6.88%, 10/15/21, Callable 10/15/16 @ 105.16^	247,500
469,000	NGPL PipeCo LLC, 9.63%, 6/1/19, Callable 2/8/16 @ 107.22^(a)	438,515
300,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	261,000
900,000	Sanchez Energy Corp., 7.75%, 6/15/21, Callable 6/15/17 @ 104	549,000
500,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 2/8/16 @ 104.38(f)	50,000
300,000	SandRidge Energy, Inc., 7.50%, 3/15/21, Callable 3/15/16 @ 103.75(f)	31,500
400,000	W&T Offshore, Inc., 8.50%, 6/15/19, Callable 2/8/16 @ 104.25^	140,000

		5,504,020

Real Estate Investment Trusts (REITs) (0.1%):
1,000,000	iStar Financial, Inc., 5.00%, 7/1/19, Callable 7/1/16 @ 102.5	971,250

Software (0.2%):
333,483	Avaya, Inc., 4.67%, 10/26/17(c)	254,698
250,013	Avaya, Inc., 6.50%, 3/31/18(c)	187,580
339,000	Avaya, Inc., 7.00%, 4/1/19, Callable 2/8/16 @ 103.5^(a)	250,860
1,512,000	Avaya, Inc., 10.50%, 3/1/21, Callable 3/1/17 @ 108(a)	514,079
500,000	BMC Software Finance, Inc., 8.13%, 7/15/21, Callable 7/15/16 @ 106(a)	332,500

		1,539,717

Trading Companies & Distributors (0.1%):
500,000	United Rentals, Inc., 5.75%, 11/15/24, Callable 12/1/18 @ 102.87	495,000

Wireless Telecommunication Services (0.1%):
400,000	Sprint Communications, Inc., 9.00%, 11/15/18(a)	421,000
500,000	Sprint Nextel Corp., 11.50%, 11/15/21^	460,000

		881,000

Total Corporate Bonds (Cost $70,583,292)		60,627,926

Equity-Linked Securities (0.2%):
Banks (0.1%):
13,000	Citigroup, Inc., 0.00%*(a)	1,374,100

Principal Amount		Fair Value
Equity-Linked Securities, continued
Capital Markets (0.1%):
$13,000	Deutsche AG, Series 0006, 0.00%(a)	$442,494

Total Equity-Linked Securities (Cost $2,112,280)		1,816,594

Foreign Bonds (14.7%):
Chemicals (0.0%):
100,000	Kerling plc, 10.63%, 2/1/17, Callable 2/1/17 @ 103+(a)	108,769

Sovereign Bonds (14.7%):
2,480,000	Bank Negara Monetary Notes, Series 0115, 2.96%, 3/1/16+(e)	575,599
820,000	Bank Negara Monetary Notes, Series 0115, 2.55%, 3/1/16+(e)	190,319
969,000	Bank Negara Monetary Notes, Series 0615, 3.00%, 4/19/16+(e)	224,097
1,200,000	Bank Negara Monetary Notes, Series 0215, 3.01%, 5/3/16+(e)	277,231
3,240,000	Bank Negara Monetary Notes, Series 0315, 2.69%, 5/12/16+(e)	748,014
1,690,000	Bank Negara Monetary Notes, Series 0415, 3.04%, 6/7/16+(e)	389,433
400,000	Bank Negara Monetary Notes, Series 0815, 3.01%, 7/5/16+(e)	91,976
5,540,000	Bank Negara Monetary Notes, Series 1115, 3.01%, 7/19/16+(e)	1,272,511
1,980,000	Bank Negara Monetary Notes, Series 0515, 3.05%, 9/15/16+(e)	452,857
1,940,000	Bank Negara Monetary Notes, Series 0715, 3.06%, 9/22/16+(e)	443,474
1,850,000	Bank Negara Monetary Notes, Series 0915, 3.01%, 10/6/16+(e)	422,449
7,320,000	Bank Negara Monetary Notes, Series 1015, 3.01%, 10/11/16+(e)	1,670,886
5,540,000	Bank Negara Monetary Notes, Series 1215, 3.01%, 10/18/16+(e)	1,263,903
75,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 8/15/16+(g)	53,779
4,180,000	Brazil Nota do Tesouro Nacional, Series NTNF, 4.97%, 1/1/17+(e)(g)	1,006,075
230,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 8/15/18+(g)	161,603
4,910,000	Brazil Nota do Tesouro Nacional, Series NTNF, 5.11%, 1/1/19+(g)	1,066,775
21,340,000	Brazil Nota do Tesouro Nacional, Series NTNF, 4.61%, 1/1/21+(e)(g)	4,295,075
910,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 8/15/22+(g)	611,375
6,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, 4.14%, 1/1/23+(g)	1,176,592
140,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/45+(g)	83,667
18,211,000,000	Indonesia Government, Series FR69, 7.88%, 4/15/19+	1,285,051
462,000,000	Indonesia Government, Series FR36, 11.50%, 9/15/19+	36,212

Continued

9

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$2,228,000,000	Indonesia Government, Series FR31, 11.00%, 11/15/20+	$174,853
9,951,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	841,011
3,882,000,000	Indonesia Government, Series FR53, 8.25%, 7/15/21+	274,777
6,398,000,000	Indonesia Government, Series FR16, 7.00%, 5/15/22+	421,390
170,000,000	Indonesia Government, Series FR35, 12.90%, 6/15/22+	14,678
1,985,000,000	Indonesia Government, Series FR43, 10.25%, 7/15/22+	153,250
7,363,000,000	Indonesia Government, Series FR63, 5.63%, 5/15/23+	439,082
36,616,000,000	Indonesia Government, Series FR70, 8.38%, 3/15/24+	2,583,500
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	246,224
12,464,000,000	Indonesia Government, Series FR56, 8.38%, 9/15/26+	881,082
186,000,000	Indonesia Government, Series FR59, 7.00%, 5/15/27+	11,600
3,393,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	263,278
279,000,000	Indonesia Government, Series FR64, 6.13%, 5/15/28+	15,897
1,012,000,000	Indonesia Government, Series FR71, 9.00%, 3/15/29+	73,471
16,550,000,000	Indonesia Government, Series FR68, 8.38%, 3/15/34+	1,124,654
5,150,000,000	Indonesia Treasury Bill, Series 112, 6.35%, 1/7/16+(e)	373,498
3,177,000,000	Indonesia Treasury Bill, Series 114, 6.16%, 2/4/16+(e)	229,122
436,240	Irish Government, 5.40%, 3/13/25+	648,615
211,700,000	Korea Monetary Stab Bond, Series 1602, 2.78%, 2/2/16+	180,758
2,057,350,000	Korea Monetary Stab Bond, Series 1604, 2.80%, 4/2/16+	1,760,269
36,800,000	Korea Monetary Stab Bond, Series 0419, 1.47%, 4/19/16+(e)	31,249
242,100,000	Korea Monetary Stab Bond, Series 1605, 1.74%, 5/9/16+	207,183
1,360,900,000	Korea Monetary Stab Bond, Series 1606, 2.79%, 6/2/16+	1,166,612
202,000,000	Korea Monetary Stab Bond, Series 1606, 1.62%, 6/9/16+	172,335
107,800,000	Korea Monetary Stab Bond, Series 1607, 1.57%, 7/9/16+	91,947
1,864,600,000	Korea Monetary Stab Bond, Series 1608, 2.46%, 8/2/16+	1,598,595
1,299,000,000	Korea Monetary Stab Bond, Series 1608, 1.56%, 8/9/16+	1,107,781
193,800,000	Korea Monetary Stab Bond, Series 1609, 1.52%, 9/9/16+	165,216

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$608,200,000	Korea Monetary Stab Bond, Series 1610, 2.22%, 10/2/16+	$521,139
363,600,000	Korea Monetary Stab Bond, Series 1610, 1.53%, 10/8/16+	309,949
1,057,800,000	Korea Monetary Stab Bond, Series 1612, 2.07%, 12/2/16+	905,904
350,300,000	Korea Monetary Stab Bond, Series 1702, 1.96%, 2/2/17+	299,852
473,700,000	Korea Monetary Stab Bond, Series 1708, 1.70%, 8/2/17+	404,408
2,845,800,000	Korea Monetary Stab Bond, Series 1710, 1.56%, 10/2/17+	2,423,929
1,254,500,000	Korea Monetary Stab Bond, Series 1611, 1.61%, 11/9/19+	1,072,646
1,767,500,000	Korea Treasury Bond, Series 1606, 2.75%, 6/10/16+	1,515,233
1,603,510,000	Korea Treasury Bond, Series 1612, 3.00%, 12/10/16+	1,385,081
2,362,800,000	Korea Treasury Bond, Series 1712, 2.00%, 12/10/17+	2,028,826
2,050,000	Letra do Tesouro Nacional, Series LTN, 11.92%, 1/1/16+(e)(g)	518,331
2,140,000	Letra do Tesouro Nacional, Series LTN, 12.92%, 7/1/16+(e)(g)	504,642
150,000	Letra do Tesouro Nacional, Series LTN, 12.15%, 10/1/16+(e)(g)	34,008
3,160,000	Letra do Tesouro Nacional, Series LTN, 13.41%, 1/1/17+(e)(g)	690,153
1,820,000	Letra do Tesouro Nacional, Series LTN, 14.77%, 1/1/18+(e)(g)	339,832
8,640,000	Letra Tesouro Nacional, Series LTN, 18.31%, 1/1/19+(e)(g)	1,380,403
13,340,000	Letra Tesouro Nacional, Series LTN, 18.97%, 7/1/19+(e)(g)	1,976,722
6,476,000	Malaysia Government, Series 1/06, 4.26%, 9/15/16+	1,530,732
3,080,000	Malaysia Government, Series 0207, 3.81%, 2/15/17+	725,792
14,310,000	Malaysia Government, Series 0214, 3.39%, 3/15/17+	3,364,945
410,000	Malaysia Government, Series 0210, 4.01%, 9/15/17+	97,690
50,000	Malaysia Treasury Bill, Series 0515, 3.21%, 1/22/16+(e)	11,640
550,000	Malaysia Treasury Bill, Series 0715, 2.84%, 1/22/16+(e)	128,035
370,000	Malaysia Treasury Bill, Series 0715, 2.18%, 1/22/16+(e)	86,133
170,000	Malaysia Treasury Bill, Series 1415, 2.93%, 3/18/16+(e)	39,405
160,000	Malaysia Treasury Bill, Series 3115, 2.61%, 3/18/16+(e)	37,087
500,000	Malaysia Treasury Bill, Series 2115, 2.61%, 4/29/16+(e)	115,546

Continued

10

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$130,000	Malaysia Treasury Bill, Series 2315, 2.76%, 5/27/16+(e)	$29,981
360,000	Malaysia Treasury Bill, Series 2815, 3.01%, 8/5/16+(e)	82,586
760,000	Malaysia Treasury Bill, Series 2815, 2.66%, 8/5/16+(e)	174,349
30,676,000	Malaysian Government, Series 0113, 3.17%, 7/15/16+	7,178,154
610,000	Malaysian Government, Series 0512, 3.31%, 10/31/17+	143,757
18,438,000	Mexican Cetes, Series BI, 0.00%, 1/7/16+(h)	106,960
77,031,000	Mexican Cetes, Series BI, 0.00%, 1/21/16+(h)	446,331
185,604,000	Mexican Cetes, Series BI, 0.00%, 2/4/16+(h)	1,073,629
1,032,926,000	Mexican Cetes, Series BI, 0.00%, 2/18/16+(h)	5,971,221
163,162,000	Mexican Cetes, Series BI, 0.00%, 3/3/16+(h)	942,131
13,180,000	Mexican Cetes, Series BI, 0.00%, 3/17/16+(h)	75,970
40,189,000	Mexican Cetes, Series BI, 0.00%, 3/23/16+(h)	231,528
188,500,000	Mexican Cetes, Series BI, 0.00%, 3/31/16+(h)	1,084,521
28,584,000	Mexican Cetes, Series BI, 0.00%, 4/14/16+(h)	164,322
73,417,000	Mexican Cetes, Series BI, 0.00%, 4/28/16+(h)	421,440
17,891,000	Mexican Cetes, Series BI, 0.00%, 5/12/16+(h)	102,561
133,531,000	Mexican Cetes, Series BI, 0.00%, 5/26/16+(h)	764,191
49,709,000	Mexican Cetes, Series BI, 0.00%, 6/9/16+(h)	284,052
235,553,000	Mexican Cetes, Series BI, 0.00%, 6/23/16+(h)	1,344,191
37,828,000	Mexican Cetes, Series BI, 0.00%, 8/18/16+(h)	214,676
824,122,000	Mexican Cetes, Series BI, 0.00%, 10/13/16+(h)	4,649,678
9,014,000	Mexican Cetes, Series BI, 110.97%, 12/8/16+(h)	50,538
1,913,734	Mexican Udibonos, 5.00%, 6/16/16+(c)(h)	113,582
1,627,810	Mexican Udibonos, 3.50%, 12/14/17+(c)(h)	97,358
983,028	Mexican Udibonos, 4.00%, 6/13/19+(c)(h)	59,310
792,765	Mexican Udibonos, 2.50%, 12/10/20+(c)(h)	44,761
30,746,000	Mexico Bonos Desarr, Series M, 6.25%, 6/16/16+(c)(h)	1,805,185
8,717,000	Mexico Bonos Desarr, Series M 10, 7.25%, 12/15/16+(c)(h)	522,580
21,330,000	Mexico Bonos Desarr, Series M, 5.00%, 6/15/17+(c)(h)	1,255,837
50,000	Monetary Authority of Singapore, Series 168, 0.69%, 1/5/16+(e)	35,278
10,000	Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/19+(g)	6,838

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$720,000	Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/23+(g)	$472,371
15,650,000	Nota do Tesouro Nacional, Series NTNF, 3.76%, 1/1/25+(e)(g)	2,830,149
86,380,000	Philippine Government International Bond, Series 7-48, 7.00%, 1/27/16+	1,841,543
111,240,000	Philippine Government International Bond, Series 3-20, 1.63%, 4/25/16+	2,358,538
1,830,000	Philippine Government International Bond, Series 1042, 9.13%, 9/4/16+	40,603
39,260,000	Philippine Teasury Bill, Series 364, 1.27%, 2/3/16+(e)	832,773
20,250,000	Philippine Treasury Bill, Series 364, 1.61%, 2/3/16+(e)	429,684
2,250,000	Philippine Treasury Bill, Series 364, 1.43%, 3/2/16+(e)	47,667
3,070,000	Philippine Treasury Bill, Series 182, 1.04%, 3/9/16+(e)	65,079
35,280,000	Philippine Treasury Bill, Series 364, 1.43%, 5/4/16+(e)	743,085
88,400,000	Philippine Treasury Bill, Series 182, 1.30%, 6/8/16+(e)	1,856,606
100,000	Philippine Treasury Bill, Series 364, 1.83%, 7/6/16+(e)	2,093
1,820,000	Philippine Treasury Bill, Series 364, 1.36%, 9/7/16+(e)	38,129
1,410,000	Philippine Treasury Bill, Series 364, 1.53%, 12/7/16+(e)	29,494
5,219,000	Poland Government Bond, Series 0116, 2.93%, 1/25/16+(e)	1,331,661
3,145,000	Poland Government Bond, Series 0416, 5.00%, 4/25/16+	811,551
6,340,000	Poland Government Bond, Series 0716, 2.88%, 7/25/16+(e)	1,605,693
11,465,000	Poland Government Bond, Series 1016, 4.75%, 10/25/16+	3,002,570
3,343,000	Poland Government Bond, Series 0117, 1.79%, 1/25/17+(c)	854,519
160,000	Poland Government Bond, Series 0417, 4.75%, 4/25/17+	42,529
3,391,000	Poland Government Bond, Series 0121, 1.79%, 1/25/21+(c)	850,441
15,500	Portugal Obrigacoes do Tesouro, 4.95%, 10/25/23+(a)	20,170
38,700	Portugal Obrigacoes do Tesouro, 5.65%, 2/15/24+(a)	52,189
2,250,000	Portugal Obrigacoes do Tesouro, 3.88%, 2/15/30+(a)	2,652,580
350,000	Singapore Government, 1.13%, 4/1/16+	247,072

		108,035,228

Total Foreign Bonds (Cost $122,289,547)		108,143,997

Continued

11

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Yankee Dollars (3.9%):
Aerospace & Defense (0.0%):
$300,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 3/15/20 @ 103.75^(a)	$210,000

Construction Materials (0.1%):
500,000	Cemex SAB de C.V., 7.25%, 1/15/21, Callable 1/15/18 @ 104(a)	481,250

Containers & Packaging (0.1%):
500,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.25%, 1/31/19, Callable 1/31/16 @ 103(a)	480,000

Diversified Financial Services (0.3%):
500,000	Algeco Scotsman Global Finance plc, 8.50%, 10/15/18, Callable 2/8/16 @ 104^(a)	418,750
500,000	Altice Financing SA, 6.63%, 2/15/23, Callable 2/15/18 @ 103.75(a)	493,750
1,000,000	Virgin Media Secured Finance plc, 5.50%, 1/15/25, Callable 1/15/19 @ 103^(a)	1,000,000

		1,912,500

Diversified Telecommunication Services (0.2%):
400,000	Intelsat Jackson Holding SA, 5.50%, 8/1/23, Callable 8/1/18 @ 102.75	314,000
500,000	Telecom Italia SpA, 5.30%, 5/30/24(a)	493,750
500,000	Wind Acquisition Finance SA, 7.38%, 4/23/21, Callable 4/23/17 @ 104(a)	472,500

		1,280,250

Electric Utilities (0.1%):
1,000,000	InterGen NV, 7.00%, 6/30/23, Callable 6/30/18 @ 103.5^(a)	792,500

Energy Equipment & Services (0.0%):
300,000	CGGVeritas, 6.50%, 6/1/21, Callable 6/1/16 @ 103	133,500

Hotels, Restaurants & Leisure (0.6%):
2,600,000	International Game Technology, 6.25%, 2/15/22, Callable 8/15/21 @ 100(a)	2,431,000
2,600,000	International Game Technology, 6.50%, 2/15/25, Callable 8/15/24 @ 100(a)	2,281,500

		4,712,500

Marine (0.0%):
400,000	Stena International SA, 5.75%, 3/1/24^(a)	336,000

Media (0.1%):
300,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 106(a)	270,750
500,000	Altice SA, 7.63%, 2/15/25, Callable 2/15/20 @ 103.81(a)	431,250

		702,000

Metals & Mining (0.1%):
230,000	First Quantum Minerals, Ltd., 6.75%, 2/15/20, Callable 2/15/17 @ 103^(a)	148,350
230,000	First Quantum Minerals, Ltd., 7.00%, 2/15/21, Callable 2/15/18 @ 103.5(a)	144,325
1,000,000	FMG Resources Pty, Ltd., 9.75%, 3/1/22, Callable 3/1/18 @ 109.75^(a)	915,000

		1,207,675

Principal Amount			Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels (0.0%):
$200,000		Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp., 6.50%, 4/1/19, Callable 10/1/16 @ 103.25	$172,500

Pharmaceuticals (0.3%):
800,000		VRX Escrow Corp., 5.88%, 5/15/23, Callable 5/15/23 @ 102.94(a)	714,000
600,000		VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(a)	535,500

			1,249,500

Sovereign Bonds (2.0%):
927,000		Republic of Hungary, 6.25%, 1/29/20	1,036,646
502,000		Republic of Hungary, 6.38%, 3/29/21	572,280
700,000		Republic of Hungary, 5.38%, 2/21/23	763,000
140,000		Republic of Iceland, 5.88%, 5/11/22(a)	158,800
130,000		Republic of Lithuania, 7.38%, 2/11/20(a)	153,725
1,550,000		Republic of Portugal, 5.13%, 10/15/24(a)	1,576,040
200,000		Republic of Serbia, 5.25%, 11/21/17(a)	207,651
300,000		Republic of Serbia, 4.88%, 2/25/20(a)	307,062
320,000		Republic of Serbia, 7.25%, 9/28/21(a)	361,745
1,200,000		Republic of Slovenia, 5.50%, 10/26/22(a)	1,339,421
1,319,000		Ukraine Government, 7.75%, 9/1/20(a)	1,213,479
1,088,000		Ukraine Government, 7.75%, 9/1/21(a)	988,513
1,088,000		Ukraine Government, 7.75%, 9/1/22(a)	985,489
1,088,000		Ukraine Government, 7.75%, 9/1/23(a)	968,538
964,000		Ukraine Government, 7.75%, 9/1/24(a)	853,053
964,000		Ukraine Government, 7.75%, 9/1/25(a)	847,915
964,000		Ukraine Government, 7.75%, 9/1/26(a)	838,796
964,000		Ukraine Government, 7.75%, 9/1/27(a)	838,680
2,207,000		Ukraine Government, Series GDP, 0.00%, 5/31/40(a)(c)	871,765

			14,882,598

Total Yankee Dollars (Cost $29,891,389)			28,552,773

Municipal Bond (0.1%):
Puerto Rico (0.1%):
869,000		Puerto Rico Commonwealth, GO, Series A, 8.00%, 7/1/35, Callable 7/1/20 @ 100	630,025

Total Municipal Bond (Cost $739,325)			630,025

U.S. Treasury Obligation (0.3%):
U.S. Treasury Bill (0.3%)
2,000,000 0.42	%, 6/2/16(e)		1,996,392

Total U.S. Treasury Obligation (Cost $1,996,473)			1,996,392

Securities Held as Collateral for Securities on Loan (6.8%):
50,288,736		AZL Franklin Templeton Founding Strategy Plus Fund Securities Lending Collateral Account(i)	50,288,736

Total Securities Held as Collateral for Securities on Loan (Cost $50,288,736)			50,288,736

Continued

12

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value
U.S. Treasury Obligation, continued
Unaffiliated Investment Company (12.5%):
$92,084,387	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(e)	$92,084,387

Total Unaffiliated Investment Company (Cost $92,084,387)		92,084,387

Total Investment Securities
(Cost $814,735,350)(j) — 110.0%		809,144,793
Net other assets (liabilities) — (10.0)%		(73,713,603)

Net Assets — 100.0%		$735,431,190

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GO—General Obligation

#	Security issued in connection with a pending litigation settlement.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $53,942,134.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.03% of the net assets of the fund.

(e)	The rate represents the effective yield at December 31, 2015.

(f)	Defaulted bond.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

13

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	0.1%
Bermuda	0.1%
Brazil	2.2%
Canada	0.6%
China	0.2%
Denmark	0.4%
Finland	0.3%
France	2.0%
Germany	1.4%
Hong Kong	0.5%
Hungary	0.3%
Iceland	—	%NM
India	0.1%
Indonesia	1.2%
Ireland (Republic of)	0.9%
Israel	0.9%
Italy	0.6%
Japan	1.0%
Korea, Republic Of	1.8%
Lithuania	—	%NM
Luxembourg	0.2%

Country	Percentage
Malaysia	2.7%
Mexico	2.8%
Netherlands	1.4%
Philippines	1.0%
Poland	1.1%
Portugal	0.7%
Republic of Korea (South)	2.0%
Russian Federation	0.2%
Serbia (Republic of)	0.1%
Singapore	0.4%
Slovenia	0.2%
Spain	0.3%
Sweden	0.5%
Switzerland	2.2%
Thailand	—	%NM
Turkey	0.2%
Ukraine	1.0%
United Kingdom	7.0%
United States	61.4%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Forward Currency Contracts

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Citibank	5/4/16	9,400,000	$6,654,964	$6,806,699	$(151,735)
Australian Dollar	Citibank	6/14/16	1,563,000	1,118,577	1,129,773	(11,196)
Australian Dollar	JPMorgan Chase	6/14/16	2,319,000	1,677,924	1,676,227	1,697
Australian Dollar	Citibank	9/14/16	1,553,000	1,118,750	1,118,659	91
Australian Dollar	JPMorgan Chase	12/12/16	1,572,000	1,118,759	1,128,651	(9,892)
Australian Dollar	JPMorgan Chase	12/14/16	781,000	559,102	560,694	(1,592)
Brazilian Real	Citibank	2/2/16	1,774,886	465,703	443,557	22,146
British Pound	Bank of America	2/19/16	288,243	436,863	424,903	11,960
British Pound	Credit Suisse First Boston	2/19/16	4,855,030	7,548,412	7,156,871	391,541
British Pound	Deutsche Bank	2/19/16	4,309,366	6,709,037	6,352,499	356,538
British Pound	State Street	2/19/16	40,608	61,259	59,861	1,398
European Euro	Deutsche Bank	1/7/16	312,372	374,665	339,481	35,184
European Euro	Barclays Bank	1/19/16	82,000	90,714	89,142	1,572
European Euro	Bank of America	1/20/16	115,706	128,212	125,787	2,425
European Euro	Barclays Bank	1/20/16	142,485	155,546	154,899	647
European Euro	Credit Suisse First Boston	1/20/16	184,087	203,910	200,125	3,785
European Euro	Credit Suisse First Boston	1/20/16	28,435	31,210	30,912	298
European Euro	Deutsche Bank	1/20/16	1,500,244	1,639,040	1,630,948	8,092
European Euro	HSBC Bank	1/20/16	5,760,117	6,314,233	6,261,951	52,282
European Euro	HSBC Bank	1/20/16	95,905	104,671	104,260	411

Continued

14

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	State Street	1/20/16	101,110	$113,526	$109,919	$3,607
European Euro	Barclays Bank	1/21/16	97,000	113,209	105,453	7,756
European Euro	JPMorgan Chase	1/21/16	910,000	994,271	989,305	4,966
European Euro	Deutsche Bank	1/22/16	71,000	77,305	77,189	116
European Euro	Deutsche Bank	1/26/16	992,000	1,143,677	1,078,580	65,097
European Euro	Deutsche Bank	1/27/16	207,975	229,355	226,132	3,223
European Euro	Goldman Sachs	1/27/16	197,000	216,601	214,199	2,402
European Euro	HSBC Bank	1/28/16	3,401,418	3,850,999	3,698,464	152,535
European Euro	Deutsche Bank	1/29/16	2,630,000	3,000,698	2,859,746	140,952
European Euro	Deutsche Bank	2/3/16	2,280,000	2,590,763	2,479,483	111,280
European Euro	Barclays Bank	2/8/16	229,000	251,543	249,067	2,476
European Euro	Deutsche Bank	2/9/16	1,411,000	1,623,920	1,534,686	89,234
European Euro	Goldman Sachs	2/9/16	181,000	208,060	196,866	11,194
European Euro	Goldman Sachs	2/12/16	61,000	67,023	66,352	671
European Euro	Goldman Sachs	2/17/16	17,000	19,532	18,494	1,038
European Euro	JPMorgan Chase	2/17/16	30,000	34,442	32,636	1,806
European Euro	Barclays Bank	2/22/16	210,000	240,696	228,484	12,212
European Euro	Deutsche Bank	2/22/16	133,000	147,266	144,706	2,560
European Euro	Bank of America	2/26/16	76,694	87,572	83,453	4,119
European Euro	Barclays Bank	2/26/16	170,862	194,976	185,920	9,056
European Euro	Deutsche Bank	2/26/16	277,730	316,418	302,206	14,212
European Euro	Deutsche Bank	3/2/16	49,000	55,228	53,325	1,903
European Euro	Deutsche Bank	3/4/16	137,800	155,370	149,972	5,398
European Euro	Deutsche Bank	3/7/16	43,000	48,452	46,802	1,650
European Euro	Barclays Bank	3/9/16	141,063	157,150	153,545	3,605
European Euro	Deutsche Bank	3/9/16	660,000	733,689	718,400	15,289
European Euro	HSBC Bank	3/9/16	15,000	16,679	16,327	352
European Euro	Citibank	3/10/16	1,704,605	1,870,463	1,855,487	14,976
European Euro	Morgan Stanley	3/10/16	43,000	47,134	46,806	328
European Euro	Deutsche Bank	3/14/16	134,000	142,851	145,877	(3,026)
European Euro	Barclays Bank	3/16/16	10,012	10,714	10,900	(186)
European Euro	Citibank	3/16/16	10,643	11,404	11,587	(183)
European Euro	JPMorgan Chase	3/16/16	15,000	16,063	16,330	(267)
European Euro	Barclays Bank	3/21/16	19,406	22,053	21,130	923
European Euro	Barclays Bank	3/23/16	9,076	9,751	9,883	(132)
European Euro	Deutsche Bank	3/23/16	402,000	444,058	437,742	6,316
European Euro	Barclays Bank	3/24/16	45,864	51,271	49,943	1,328
European Euro	Citibank	3/29/16	13,451	15,190	14,649	541
European Euro	Deutsche Bank	3/29/16	8,867,075	9,765,676	9,657,066	108,610
European Euro	Barclays Bank	3/30/16	200,000	221,057	217,825	3,232
European Euro	Barclays Bank	3/31/16	200,000	224,766	217,832	6,934
European Euro	Deutsche Bank	3/31/16	4,566	5,012	4,973	39
European Euro	Goldman Sachs	3/31/16	130,000	142,792	141,591	1,201
European Euro	HSBC Bank	3/31/16	180,000	202,296	196,049	6,247
European Euro	Barclays Bank	4/1/16	17,912	19,559	19,510	49
European Euro	Deutsche Bank	4/13/16	77,961	84,419	84,948	(529)
European Euro	JPMorgan Chase	4/13/16	1,049,000	1,194,507	1,143,014	51,493
European Euro	New York Global Securities	4/13/16	37,000	39,709	40,316	(607)
European Euro	JPMorgan Chase	4/14/16	99,000	105,793	107,876	(2,083)
European Euro	Barclays Bank	4/15/16	1,688,000	1,926,430	1,839,403	87,027
European Euro	Deutsche Bank	4/15/16	370,000	393,606	403,187	(9,581)
European Euro	HSBC Bank	4/18/16	78,849	84,014	85,930	(1,916)
European Euro	JPMorgan Chase	4/21/16	5,188	5,652	5,654	(2)
European Euro	Barclays Bank	4/22/16	16,935	18,336	18,458	(122)
European Euro	Deutsche Bank	4/27/16	319,000	353,197	347,749	5,448
European Euro	Barclays Bank	4/29/16	11,783	12,878	12,846	32

Continued

15

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	State Street	4/29/16	380,000	$418,494	$414,274	$4,220
European Euro	Credit Suisse AG, London Branch	5/4/16	9,671	10,302	10,545	(243)
European Euro	State Street	5/4/16	342,239	368,044	373,168	(5,124)
European Euro	Barclays Bank	5/5/16	228,900	257,415	249,594	7,821
European Euro	Barclays Bank	5/6/16	49,418	53,906	53,888	18
European Euro	Barclays Bank	5/9/16	112,000	125,485	122,142	3,343
European Euro	Goldman Sachs	5/9/16	317,570	347,110	346,326	784
European Euro	Goldman Sachs	5/12/16	142,000	152,714	154,873	(2,159)
European Euro	Standard Charter	5/12/16	56,000	60,142	61,077	(935)
European Euro	Goldman Sachs	5/16/16	87,000	94,128	94,900	(772)
European Euro	Bank of America	5/18/16	200,213	215,012	218,407	(3,395)
European Euro	Barclays Bank	5/18/16	266,076	305,615	290,255	15,360
European Euro	Credit Suisse First Boston	5/18/16	182,466	196,255	199,047	(2,792)
European Euro	Deutsche Bank	5/18/16	57,530	62,008	62,758	(750)
European Euro	HSBC Bank	5/18/16	129,176	141,250	140,914	336
European Euro	State Street	5/18/16	38,573	41,615	42,078	(463)
European Euro	Deutsche Bank	5/19/16	93,863	100,394	102,396	(2,002)
European Euro	JPMorgan Chase	5/20/16	327,027	375,334	356,768	18,566
European Euro	Barclays Bank	5/23/16	363,741	407,945	396,860	11,085
European Euro	Deutsche Bank	5/23/16	130,000	145,668	141,837	3,831
European Euro	Goldman Sachs	5/24/16	289,000	310,623	315,324	(4,701)
European Euro	Barclays Bank	5/26/16	75,988	88,509	82,915	5,594
European Euro	JPMorgan Chase	5/26/16	172,504	193,380	188,229	5,151
European Euro	Barclays Bank	5/31/16	72,758	79,353	79,403	(50)
European Euro	Barclays Bank	6/6/16	237,868	264,610	259,645	4,965
European Euro	Deutsche Bank	6/6/16	100,000	106,510	109,155	(2,645)
European Euro	HSBC Bank	6/6/16	1,113,075	1,261,826	1,214,977	46,849
European Euro	Standard Charter	6/9/16	76,800	83,497	83,839	(342)
European Euro	Deutsche Bank	6/13/16	285,500	323,443	311,709	11,734
European Euro	Bank of America	6/15/16	433,000	477,192	472,780	4,412
European Euro	Deutsche Bank	6/15/16	124,000	141,303	135,392	5,911
European Euro	Deutsche Bank	6/17/16	525,093	576,615	573,371	3,244
European Euro	Barclays Bank	6/22/16	28,929	33,221	31,594	1,627
European Euro	Deutsche Bank	6/22/16	420,000	482,328	458,691	23,637
European Euro	JPMorgan Chase	7/13/16	1,049,000	1,197,119	1,146,577	50,542
European Euro	Morgan Stanley	7/18/16	277,000	305,808	302,830	2,978
European Euro	Morgan Stanley	7/22/16	366,000	400,093	400,195	(102)
European Euro	Deutsche Bank	7/25/16	93,795	103,431	102,571	860
European Euro	Citibank	7/28/16	60,360	66,652	66,016	636
European Euro	Barclays Bank	7/29/16	19,995	22,282	21,869	413
European Euro	Deutsche Bank	7/29/16	9,978	11,167	10,914	253
European Euro	JPMorgan Chase	7/29/16	380,000	423,810	415,625	8,185
European Euro	Barclays Bank	8/5/16	97,592	107,730	106,772	958
European Euro	Citibank	8/5/16	380,000	420,337	415,746	4,591
European Euro	HSBC Bank	8/5/16	380,000	419,482	415,746	3,736
European Euro	JPMorgan Chase	8/5/16	269,500	297,535	294,851	2,684
European Euro	Citibank	8/10/16	44,168	48,512	48,333	179
European Euro	Deutsche Bank	8/11/16	180,000	198,710	196,982	1,728
European Euro	JPMorgan Chase	8/11/16	239,500	263,570	262,095	1,475
European Euro	Morgan Stanley	8/15/16	66,000	74,518	72,239	2,279
European Euro	Morgan Stanley	8/17/16	66,000	73,999	72,245	1,754
European Euro	Barclays Bank	8/18/16	237,000	265,316	259,435	5,881
European Euro	JPMorgan Chase	8/22/16	263,000	292,947	287,944	5,003
European Euro	Deutsche Bank	8/31/16	28,980	32,776	31,740	1,036
European Euro	JPMorgan Chase	9/6/16	1,125,000	1,274,664	1,232,469	42,195
European Euro	Deutsche Bank	10/11/16	612,660	694,651	672,164	22,487

Continued

16

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	HSBC Bank	10/13/16	73,000	$82,790	$80,097	$2,693
European Euro	JPMorgan Chase	10/13/16	1,058,000	1,210,479	1,160,854	49,625
European Euro	Barclays Bank	10/17/16	62,000	71,350	68,039	3,311
European Euro	Deutsche Bank	10/17/16	320,000	367,274	351,167	16,107
European Euro	Barclays Bank	10/24/16	3,724,000	4,262,612	4,087,901	174,711
European Euro	Barclays Bank	10/27/16	175,515	195,396	192,690	2,706
European Euro	Deutsche Bank	11/4/16	7,376	8,215	8,100	115
European Euro	Citibank	11/9/16	1,793,000	1,969,476	1,969,516	(40)
European Euro	Citibank	11/14/16	1,937,787	2,094,475	2,128,999	(34,524)
European Euro	JPMorgan Chase	11/14/16	278,508	300,988	305,990	(5,002)
European Euro	Deutsche Bank	11/17/16	335,703	364,815	368,875	(4,060)
European Euro	Deutsche Bank	11/21/16	963,000	1,039,125	1,058,332	(19,207)
European Euro	Goldman Sachs	12/2/16	760,000	814,834	835,618	(20,784)
European Euro	JPMorgan Chase	12/15/16	97,000	107,954	106,709	1,245
Japanese Yen	Deutsche Bank	1/7/16	5,989,000	50,284	49,841	443
Japanese Yen	JPMorgan Chase	1/7/16	82,325,000	685,933	685,121	812
Japanese Yen	Goldman Sachs	1/8/16	23,997,000	202,652	199,711	2,941
Japanese Yen	Deutsche Bank	1/13/16	26,073,000	215,373	217,012	(1,639)
Japanese Yen	Citibank	1/14/16	1,520,000	12,821	12,652	169
Japanese Yen	Standard Charter	1/14/16	4,550,000	38,618	37,872	746
Japanese Yen	Barclays Bank	1/15/16	101,530,000	864,137	845,098	19,039
Japanese Yen	JPMorgan Chase	1/15/16	66,000,000	559,626	549,360	10,266
Japanese Yen	HSBC Bank	1/19/16	5,640,000	45,944	46,949	(1,005)
Japanese Yen	New York Global Securities	1/19/16	7,340,000	59,453	61,101	(1,648)
Japanese Yen	JPMorgan Chase	1/20/16	33,615,000	289,314	279,830	9,484
Japanese Yen	Deutsche Bank	1/22/16	38,540,000	311,913	320,843	(8,930)
Japanese Yen	Goldman Sachs	1/27/16	7,610,000	65,057	63,360	1,697
Japanese Yen	JPMorgan Chase	1/27/16	40,100,000	324,253	333,867	(9,614)
Japanese Yen	HSBC Bank	1/28/16	9,353,364	79,931	77,876	2,055
Japanese Yen	Deutsche Bank	1/29/16	128,714,781	1,100,179	1,071,708	28,471
Japanese Yen	JPMorgan Chase	2/8/16	100,100,000	858,086	833,638	24,448
Japanese Yen	State Street	2/8/16	100,170,000	858,539	834,221	24,318
Japanese Yen	Barclays Bank	2/9/16	100,180,000	858,617	834,322	24,295
Japanese Yen	Citibank	2/9/16	5,590,000	47,924	46,555	1,369
Japanese Yen	JPMorgan Chase	2/9/16	100,400,000	860,215	836,154	24,061
Japanese Yen	Citibank	2/12/16	35,630,000	286,668	296,754	(10,086)
Japanese Yen	Deutsche Bank	2/12/16	2,240,000	18,030	18,656	(626)
Japanese Yen	Goldman Sachs	2/12/16	3,771,000	32,000	31,408	592
Japanese Yen	HSBC Bank	2/12/16	53,860,000	457,220	448,588	8,632
Japanese Yen	JPMorgan Chase	2/12/16	53,831,000	456,983	448,346	8,637
Japanese Yen	Citibank	2/16/16	71,350,000	600,140	594,310	5,830
Japanese Yen	JPMorgan Chase	2/16/16	35,730,000	301,525	297,613	3,912
Japanese Yen	Goldman Sachs	2/17/16	36,744,860	311,585	306,073	5,512
Japanese Yen	JPMorgan Chase	2/17/16	37,560,000	317,932	312,863	5,069
Japanese Yen	Barclays Bank	2/25/16	17,870,000	151,412	148,878	2,534
Japanese Yen	HSBC Bank	2/25/16	4,020,000	34,078	33,491	587
Japanese Yen	Barclays Bank	2/26/16	35,700,000	300,771	297,428	3,343
Japanese Yen	Deutsche Bank	2/29/16	11,991,000	101,498	99,908	1,590
Japanese Yen	JPMorgan Chase	3/3/16	9,700,000	81,858	80,829	1,029
Japanese Yen	HSBC Bank	3/4/16	4,600,000	38,696	38,333	363
Japanese Yen	Barclays Bank	3/9/16	64,145,400	537,835	534,652	3,183
Japanese Yen	Citibank	3/16/16	2,260,084	18,815	18,843	(28)
Japanese Yen	JPMorgan Chase	3/16/16	44,142,850	367,618	368,038	(420)
Japanese Yen	Citibank	3/22/16	46,322,000	385,131	386,304	(1,173)
Japanese Yen	Morgan Stanley	3/22/16	7,060,000	58,690	58,877	(187)
Japanese Yen	Deutsche Bank	3/24/16	20,538,000	171,050	171,291	(241)

Continued

17

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	Barclays Bank	3/28/16	25,522,830	$215,463	$212,902	$2,561
Japanese Yen	JPMorgan Chase	3/29/16	2,255,332	18,764	18,814	(50)
Japanese Yen	JPMorgan Chase	4/7/16	82,325,000	687,290	686,962	328
Japanese Yen	Citibank	4/13/16	3,500,000	29,298	29,212	86
Japanese Yen	Barclays Bank	4/18/16	32,710,000	276,232	273,048	3,184
Japanese Yen	JPMorgan Chase	4/20/16	63,490,000	534,329	530,021	4,308
Japanese Yen	JPMorgan Chase	4/21/16	44,080,000	373,825	367,997	5,828
Japanese Yen	Barclays Bank	5/6/16	536,000,000	4,427,007	4,476,951	(49,944)
Japanese Yen	Goldman Sachs	5/12/16	7,475,000	60,918	62,447	(1,529)
Japanese Yen	Standard Charter	5/12/16	5,588,000	45,502	46,683	(1,181)
Japanese Yen	Deutsche Bank	5/16/16	45,848,000	374,606	383,073	(8,467)
Japanese Yen	Bank of America	5/18/16	84,777,550	692,633	708,387	(15,754)
Japanese Yen	Citibank	5/18/16	84,652,200	715,935	707,340	8,595
Japanese Yen	Bank of America	5/19/16	84,522,875	710,670	706,282	4,388
Japanese Yen	Barclays Bank	5/19/16	84,752,500	712,445	708,201	4,244
Japanese Yen	Citibank	5/19/16	7,667,000	62,552	64,066	(1,514)
Japanese Yen	HSBC Bank	5/19/16	84,820,600	716,481	708,770	7,711
Japanese Yen	JPMorgan Chase	5/20/16	5,564,000	46,848	46,495	353
Japanese Yen	HSBC Bank	5/25/16	1,616,000	13,222	13,506	(284)
Japanese Yen	Citibank	6/8/16	51,300,000	416,411	428,952	(12,541)
Japanese Yen	HSBC Bank	6/9/16	76,900,000	626,400	643,031	(16,631)
Japanese Yen	Barclays Bank	6/10/16	60,420,000	486,567	505,243	(18,676)
Japanese Yen	Citibank	6/10/16	95,140,000	766,794	795,578	(28,784)
Japanese Yen	HSBC Bank	6/10/16	64,350,000	519,098	538,106	(19,008)
Japanese Yen	Deutsche Bank	6/13/16	21,300,000	172,965	178,132	(5,167)
Japanese Yen	JPMorgan Chase	6/13/16	59,620,000	483,668	498,603	(14,935)
Japanese Yen	Citibank	6/16/16	2,416,000	19,698	20,207	(509)
Japanese Yen	HSBC Bank	6/16/16	69,320,000	578,148	579,781	(1,633)
Japanese Yen	JPMorgan Chase	6/16/16	25,100,000	204,551	209,932	(5,381)
Japanese Yen	Morgan Stanley	6/16/16	41,392,500	344,528	346,200	(1,672)
Japanese Yen	Deutsche Bank	6/17/16	69,210,000	572,140	578,880	(6,740)
Japanese Yen	Citibank	6/20/16	54,180,000	447,144	453,213	(6,069)
Japanese Yen	Deutsche Bank	6/22/16	69,330,000	567,349	579,980	(12,631)
Japanese Yen	Barclays Bank	6/30/16	16,411,000	133,844	137,326	(3,482)
Japanese Yen	JPMorgan Chase	7/7/16	82,325,000	688,906	689,103	(197)
Japanese Yen	Citibank	7/25/16	74,785,000	608,018	626,493	(18,475)
Japanese Yen	JPMorgan Chase	7/25/16	115,000,000	934,807	963,385	(28,578)
Japanese Yen	Morgan Stanley	7/25/16	50,187,445	408,322	420,433	(12,111)
Japanese Yen	Barclays Bank	7/29/16	8,700,000	71,225	72,895	(1,670)
Japanese Yen	Citibank	8/8/16	46,922,100	381,589	393,325	(11,736)
Japanese Yen	Citibank	8/10/16	2,240,000	18,133	18,778	(645)
Japanese Yen	Barclays Bank	8/12/16	2,240,000	18,161	18,780	(619)
Japanese Yen	JPMorgan Chase	8/26/16	4,000,000	33,953	33,557	396
Japanese Yen	JPMorgan Chase	8/31/16	22,800,000	190,793	191,317	(524)
Japanese Yen	Barclays Bank	9/20/16	36,981,755	306,409	310,595	(4,186)
Japanese Yen	Deutsche Bank	10/7/16	399,565,980	3,354,455	3,358,339	(3,884)
Japanese Yen	JPMorgan Chase	10/7/16	82,325,000	690,959	691,939	(980)
Japanese Yen	HSBC Bank	10/11/16	163,800,000	1,378,382	1,376,979	1,403
Japanese Yen	Barclays Bank	10/13/16	82,900,000	697,782	696,958	824
Japanese Yen	Deutsche Bank	10/13/16	81,800,000	688,726	687,710	1,016
Japanese Yen	Morgan Stanley	10/17/16	68,447,040	579,559	575,551	4,008
Japanese Yen	JPMorgan Chase	10/19/16	33,615,000	286,234	282,684	3,550
Japanese Yen	Barclays Bank	10/24/16	26,770,000	225,417	225,171	246
Japanese Yen	Deutsche Bank	10/28/16	20,662,500	172,461	173,830	(1,369)
Japanese Yen	JPMorgan Chase	11/7/16	91,650,000	764,221	771,379	(7,158)
Japanese Yen	Citibank	11/14/16	99,753,000	819,730	839,840	(20,110)

Continued

18

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	HSBC Bank	11/14/16	3,336,000	$27,393	$28,086	$(693)
Japanese Yen	JPMorgan Chase	11/14/16	36,450,000	299,062	306,880	(7,818)
Japanese Yen	Citibank	11/16/16	5,587,000	46,050	47,042	(992)
Japanese Yen	Deutsche Bank	11/18/16	6,194,000	51,006	52,158	(1,152)
Japanese Yen	Citibank	11/21/16	8,613,000	70,659	72,537	(1,878)
Japanese Yen	Goldman Sachs	12/2/16	48,990,000	403,061	412,787	(9,726)
Korean Won	Bank of America	2/12/16	277,131,074	238,204	236,261	1,943
Korean Won	Credit Suisse First Boston	2/12/16	215,124,341	185,880	183,399	2,481
Korean Won	HSBC Bank	2/12/16	1,074,733,650	923,827	916,237	7,590
Korean Won	Bank of America	5/12/16	261,559,048	227,445	222,901	4,544
Korean Won	Credit Suisse First Boston	5/12/16	216,794,586	187,978	184,753	3,225
Korean Won	HSBC Bank	5/12/16	517,399,689	452,808	440,930	11,878
Mexican Peso	Citibank	1/11/16	2,307,560	139,440	133,836	5,604
Mexican Peso	Citibank	1/20/16	2,130,000	128,628	123,458	5,170
Mexican Peso	HSBC Bank	1/28/16	88,000,000	5,304,464	5,097,664	206,800
Singapore Dollar	JPMorgan Chase	1/25/16	348,966	244,367	246,027	(1,660)
Singapore Dollar	Barclays Bank	2/12/16	34,819	24,734	24,536	198
Singapore Dollar	Deutsche Bank	2/24/16	77,000	53,440	54,243	(803)
Singapore Dollar	Deutsche Bank	2/26/16	172,000	122,189	121,159	1,030
Singapore Dollar	Deutsche Bank	3/14/16	246,000	174,697	173,193	1,504
Singapore Dollar	HSBC Bank	3/14/16	499,540	351,799	351,694	105
Singapore Dollar	HSBC Bank	3/16/16	215,700	151,884	151,850	34
Singapore Dollar	Barclays Bank	8/17/16	103,000	72,810	72,252	558
Singapore Dollar	HSBC Bank	8/17/16	77,000	53,950	54,014	(64)

				$152,552,507	$150,287,380	$2,265,127

Long Contracts:
Brazilian Real	Citibank	2/2/16	1,774,886	444,762	443,557	(1,205)
British Pound	Bank of America	2/19/16	175,022	266,224	258,002	(8,222)
British Pound	Barclays Bank	2/19/16	41,145	64,473	60,652	(3,821)
British Pound	Credit Suisse First Boston	2/19/16	439,178	685,448	647,398	(38,050)
British Pound	Deutsche Bank	2/19/16	154,936	235,434	228,393	(7,041)
British Pound	HSBC Bank	2/19/16	139,928	220,459	206,270	(14,189)
British Pound	State Street	2/19/16	313,510	484,698	462,149	(22,549)
Chilean Peso	Deutsche Bank	1/6/16	41,112,000	58,706	58,042	(664)
Chilean Peso	Morgan Stanley	1/11/16	11,190,000	15,781	15,789	8
Chilean Peso	Deutsche Bank	1/15/16	81,375,000	118,003	114,761	(3,242)
Chilean Peso	Morgan Stanley	1/19/16	160,398,600	226,782	226,097	(685)
Chilean Peso	Deutsche Bank	1/21/16	975,000	1,422	1,374	(48)
Chilean Peso	Morgan Stanley	1/22/16	10,290,000	14,893	14,500	(393)
Chilean Peso	Morgan Stanley	1/25/16	2,500,000	3,467	3,521	54
Chilean Peso	Deutsche Bank	1/26/16	1,530,000	2,196	2,155	(41)
Chilean Peso	Deutsche Bank	1/28/16	29,834,000	43,153	42,009	(1,144)
Chilean Peso	Deutsche Bank	2/8/16	25,345,000	36,499	35,644	(855)
Chilean Peso	Morgan Stanley	2/8/16	6,450,000	9,253	9,071	(182)
Chilean Peso	Deutsche Bank	2/12/16	42,797,000	60,619	60,161	(458)
Chilean Peso	JPMorgan Chase	2/12/16	493,000	696	693	(3)
Chilean Peso	Deutsche Bank	2/16/16	19,548,500	27,572	27,468	(104)
Chilean Peso	Morgan Stanley	2/16/16	160,398,600	226,101	225,377	(724)
Chilean Peso	Deutsche Bank	2/17/16	81,375,000	114,685	114,328	(357)
Chilean Peso	Barclays Bank	2/18/16	155,909,000	217,856	219,021	1,165
Chilean Peso	Morgan Stanley	2/22/16	10,290,000	14,262	14,449	187
Chilean Peso	Deutsche Bank	2/23/16	4,400,000	6,098	6,178	80
Chilean Peso	Barclays Bank	2/25/16	12,000,000	16,659	16,845	186
Chilean Peso	JPMorgan Chase	2/25/16	3,900,000	5,392	5,474	82
Chilean Peso	Deutsche Bank	2/29/16	34,804,000	48,208	48,833	625

Continued

19

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Chilean Peso	Deutsche Bank	3/2/16	111,647,000	$155,627	$156,619	$992
Chilean Peso	Barclays Bank	3/3/16	4,400,000	6,155	6,172	17
Chilean Peso	Chase Manhattan	3/3/16	990,530,400	1,384,099	1,389,380	5,281
Chilean Peso	Citibank	3/3/16	497,000	694	697	3
Chilean Peso	Deutsche Bank	3/11/16	19,548,500	27,529	27,397	(132)
Chilean Peso	Deutsche Bank	3/16/16	990,000	1,377	1,387	10
Chilean Peso	JPMorgan Chase	3/16/16	7,300,000	10,159	10,226	67
European Euro	Bank of America	1/20/16	76,170	83,498	82,806	(692)
European Euro	Credit Suisse First Boston	1/20/16	76,170	83,514	82,806	(708)
European Euro	Deutsche Bank	1/20/16	102,515	112,517	111,446	(1,071)
European Euro	HSBC Bank	1/20/16	74,972	82,092	81,504	(588)
European Euro	State Street	1/20/16	205,264	225,023	223,147	(1,876)
Indian Rupee	HSBC Bank	1/8/16	258,409,000	3,894,588	3,901,131	6,543
Indian Rupee	JPMorgan Chase	1/19/16	5,537,000	84,259	83,439	(820)
Indian Rupee	Deutsche Bank	1/20/16	8,080,848	122,689	121,754	(935)
Indian Rupee	JPMorgan Chase	1/25/16	26,253,400	399,048	395,233	(3,815)
Indian Rupee	Deutsche Bank	1/27/16	4,760,000	72,194	71,636	(558)
Indian Rupee	Deutsche Bank	1/29/16	15,866,666	240,529	238,708	(1,821)
Indian Rupee	JPMorgan Chase	1/29/16	138,043,500	220,270	217,996	(2,274)
Indian Rupee	Deutsche Bank	2/8/16	7,933,333	119,370	119,161	(209)
Indian Rupee	JPMorgan Chase	2/9/16	5,537,000	83,123	83,154	31
Indian Rupee	HSBC Bank	2/16/16	8,549,600	126,900	128,252	1,352
Indian Rupee	JPMorgan Chase	2/22/16	26,253,400	392,425	393,445	1,020
Indian Rupee	Chase Manhattan	3/3/16	5,537,000	82,142	82,843	701
Indian Rupee	Citibank	3/11/16	25,456,000	377,182	380,330	3,148
Indian Rupee	HSBC Bank	3/21/16	8,645,260	127,211	128,940	1,729
Korean Won	Bank of America	2/12/16	15,685,464	13,524	13,372	(152)
Korean Won	Credit Suisse First Boston	2/12/16	24,104,298	20,369	20,550	181
Korean Won	HSBC Bank	2/12/16	108,740,924	92,818	92,704	(114)
Korean Won	JPMorgan Chase	6/30/16	7,760,000,000	6,629,645	6,610,418	(19,227)
Mexican Peso	Citibank	1/11/16	2,307,560	143,791	133,836	(9,955)
Mexican Peso	Citibank	1/20/16	2,130,000	143,434	123,458	(19,976)
Mexican Peso	HSBC Bank	1/28/16	99,680,000	6,673,585	5,774,263	(899,322)
Mexican Peso	Citibank	3/11/16	1,070,200	67,218	61,814	(5,404)
Mexican Peso	HSBC Bank	3/11/16	10,223,640	642,754	590,507	(52,247)
Mexican Peso	Citibank	3/14/16	5,352,400	333,452	309,078	(24,374)
Mexican Peso	JPMorgan Chase	3/14/16	28,297,935	1,763,001	1,634,084	(128,917)
Mexican Peso	Citibank	3/18/16	4,998,700	313,713	288,565	(25,148)
Mexican Peso	Citibank	3/23/16	2,637,800	168,240	152,217	(16,023)
Mexican Peso	HSBC Bank	5/20/16	51,197,819	3,310,775	2,942,625	(368,150)
Mexican Peso	Citibank	6/6/16	2,731,280	171,752	156,800	(14,952)
Mexican Peso	Citibank	6/8/16	2,728,000	170,772	156,591	(14,181)
Mexican Peso	Citibank	6/13/16	2,789,560	175,853	160,070	(15,783)
Mexican Peso	Citibank	6/22/16	2,146,000	137,063	123,066	(13,997)
Mexican Peso	Citibank	7/8/16	3,689,235	227,766	211,326	(16,440)
Mexican Peso	Citibank	7/11/16	1,506,225	92,526	86,261	(6,265)
Mexican Peso	HSBC Bank	9/6/16	11,644,900	666,661	664,160	(2,501)
Mexican Peso	Deutsche Bank	10/17/16	19,592,000	1,146,804	1,114,107	(32,697)
Mexican Peso	Citibank	10/24/16	6,418,829	376,648	364,824	(11,824)
Singapore Dollar	JPMorgan Chase	1/25/16	348,966	253,775	246,027	(7,748)
Singapore Dollar	Barclays Bank	2/12/16	34,819	25,041	24,536	(505)
Singapore Dollar	Deutsche Bank	2/24/16	77,000	54,637	54,243	(394)
Singapore Dollar	Deutsche Bank	2/26/16	172,000	121,007	121,159	152
Singapore Dollar	Deutsche Bank	3/14/16	246,000	172,874	173,193	319
Singapore Dollar	HSBC Bank	3/14/16	499,540	352,596	351,694	(902)
Singapore Dollar	HSBC Bank	3/16/16	215,700	152,261	151,850	(411)

Continued

20

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Singapore Dollar	Barclays Bank	8/17/16	103,000	$73,221	$72,251	$(970)
Singapore Dollar	HSBC Bank	8/17/16	77,000	54,746	54,013	(733)

				$37,397,304	$35,593,975	$(1,804,855)

At December 31, 2015, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Euro vs. U.S. Dollar	JPMorgan Chase	1,580,000 MYR	365,639 EUR	$406,745	$370,537	$(36,208)
Indian Rupee/European Euro	JPMorgan Chase	123,553,500 INR	1,695,303 EUR	1,869,733	1,885,148	15,415
Indonesian Rupiah/Australian Dollar	JPMorgan Chase	25,980,000,000 IDR	2,361,818 AUD	1,800,416	1,898,610	98,194
Indonesian Rupiah/Australian Dollar	JPMorgan Chase	11,380,000,000 IDR	1,036,713 AUD	789,455	830,717	41,262
Korean Won/European Euro	Deutsche Bank	316,000,000 KRW	253,408 EUR	284,836	278,245	(6,591)
Korean Won/European Euro	HSBC Bank	317,000,000 KRW	235,942 EUR	265,268	278,535	13,267
Korean Won/European Euro	JPMorgan Chase	787,640,500 KRW	599,454 EUR	686,960	705,150	18,190
Korean Won/European Euro	JPMorgan Chase	2,061,529,000 KRW	1,600,641 EUR	1,901,867	1,919,782	17,915
Malaysian Ringgit/European Euro	JPMorgan Chase	8,549,000 MYR	1,947,824 EUR	2,322,151	2,194,664	(127,487)

				$10,327,431	$10,361,388	$33,957

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open over-the-counter interest rate swap agreements were as follows

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)		Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	3.018	8/22/23	JPMorgan Chase	3,910,000	USD	(323,767)	(323,767)
Pay	3-Month U.S. Dollar LIBOR BBA	3.848	8/22/43	JPMorgan Chase	2,230,000	USD	(587,877)	(587,877)

							(911,644)	(911,644)

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.926	10/17/17	JP Morgan Securities LLC	9,940,000	USD	—	30,186	30,186
Pay	3-Month U.S. Dollar LIBOR BBA	2.731	7/7/24	JP Morgan Securities LLC	1,840,000	USD	—	(60,192)	(60,192)
Pay	3-Month U.S. Dollar LIBOR BBA	1.914	1/22/25	JP Morgan Securities LLC	3,430,000	USD	—	58,152	58,152
Pay	3-Month U.S. Dollar LIBOR BBA	1.970	1/23/25	JP Morgan Securities LLC	4,290,000	USD	—	53,002	53,002
Pay	3-Month U.S. Dollar LIBOR BBA	1.973	1/27/25	JP Morgan Securities LLC	2,530,000	USD	—	30,675	30,675
Pay	3-Month U.S. Dollar LIBOR BBA	1.937	1/29/25	JP Morgan Securities LLC	640,000	USD	—	9,678	9,678
Pay	3-Month U.S. Dollar LIBOR BBA	1.942	1/30/25	JP Morgan Securities LLC	540,000	USD	—	7,953	7,953
Pay	3-Month U.S. Dollar LIBOR BBA	1.817	2/3/25	JP Morgan Securities LLC	840,000	USD	—	21,269	21,269
Pay	3-Month U.S. Dollar LIBOR BBA	1.978	3/27/25	JP Morgan Securities LLC	600,000	USD	—	7,810	7,810
Pay	3-Month U.S. Dollar LIBOR BBA	1.985	3/27/25	JP Morgan Securities LLC	600,000	USD	—	7,439	7,439

								165,972	165,972

See accompanying notes to the financial statements.

21

AZL Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$814,735,350

Investment securities, at value*	$809,144,793
Segregated cash for collateral	1,079,317
Interest and dividends receivable	3,154,758
Foreign currency, at value (cost $1,901,345)	1,887,184
Unrealized appreciation on forward currency contracts	3,201,651
Receivable for investments sold	1,021,990
Receivable for variation margin on swap agreements	43,698
Reclaims receivable	185,212

Total Assets	819,718,603

Liabilities:
Cash overdraft	21,824,539
Unrealized depreciation on forward currency contracts	2,707,422
Payable for investments purchased	7,295,554
Payable for capital shares redeemed	453,926
Unrealized depreciation on swap agreements	911,644
Payable for collateral received on loaned securities	50,288,736
Payable for variation margin on swap agreements	58,441
Manager fees payable	441,241
Administration fees payable	22,652
Distribution fees payable	157,585
Custodian fees payable	94,988
Administrative and compliance services fees payable	2,360
Trustee fees payable	1,735
Other accrued liabilities	26,590

Total Liabilities	84,287,413

Net Assets	$735,431,190

Net Assets Consist of:
Capital	$724,946,914
Accumulated net investment income/(loss)	9,080,621
Accumulated net realized gains/(losses) from investment transactions	7,303,511
Net unrealized appreciation/(depreciation) on investments	(5,899,856)

Net Assets	$735,431,190

Shares of beneficial interest (unlimited number of shares authorized, no par value)	60,997,549
Net Asset Value (offering and redemption price per share)	$12.06

*	Includes securities on loan of $53,942,134.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$13,983,779
Interest	12,328,162
Income from securities lending	485,863
Foreign withholding tax	(819,152)

Total Investment Income	25,978,652

Expenses:
Manager fees	5,418,066
Administration fees	271,500
Distribution fees	1,935,017
Custodian fees	295,561
Administrative and compliance services fees	11,511
Trustee fees	40,135
Professional fees	42,362
Shareholder reports	35,623
Other expenses	17,221

Total expenses	8,066,996

Net Investment Income/(Loss)	17,911,656

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(5,367,155)
Net realized gains/(losses) on swap agreements	(552,351)
Net realized gains/(losses) on forward currency contracts	16,476,463
Change in net unrealized appreciation/depreciation on investments	(70,236,946)

Net Realized/Unrealized Gains/(Losses) on Investments	(59,679,989)

Change in Net Assets Resulting From Operations	$(41,768,333)

See accompanying notes to the financial statements.

22

Statements of Changes in Net Assets

	AZL Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$17,911,656	$19,621,979
Net realized gains/(losses) on investment transactions	10,556,957	20,565,391
Change in unrealized appreciation/depreciation on investments	(70,236,946)	(25,275,309)

Change in net assets resulting from operations	(41,768,333)	14,912,061

Distributions to Shareholders:
From net investment income	(31,650,523)	(12,323,008)
From net realized gains	(19,578,033)	(13,056,696)

Change in net assets resulting from distributions to shareholders	(51,228,556)	(25,379,704)

Capital Transactions:
Proceeds from shares issued	67,861,575	150,487,951
Proceeds from dividends reinvested	51,228,556	25,379,704
Value of shares redeemed	(86,175,340)	(81,100,254)

Change in net assets resulting from capital transactions	32,914,791	94,767,401

Change in net assets	(60,082,098)	84,299,758
Net Assets:
Beginning of period	795,513,288	711,213,530

End of period	$735,431,190	$795,513,288

Accumulated net investment income/(loss)	$9,080,621	$20,075,863

Share Transactions:
Shares issued	5,171,923	10,676,240
Dividends reinvested	4,247,808	1,797,429
Shares redeemed	(6,412,496)	(5,801,940)

Change in shares	3,007,235	6,671,729

See accompanying notes to the financial statements.

23

AZL Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.72	$13.86	$12.01	$10.75	$10.99

Investment Activities:
Net Investment Income/(Loss)	0.32	0.32	0.15	0.27	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	(1.07)	(0.01)	2.01	1.31	(0.43)

Total from Investment Activities	(0.75)	0.31	2.16	1.58	(0.20)

Dividends to Shareholders From:
Net Investment Income	(0.56)	(0.22)	(0.22)	(0.27)	(0.02)
Net Realized Gains	(0.35)	(0.23)	(0.09)	(0.05)	(0.02)

Total Dividends	(0.91)	(0.45)	(0.31)	(0.32)	(0.04)

Net Asset Value, End of Period	$12.06	$13.72	$13.86	$12.01	$10.75

Total Return(a)	(5.46)%	2.14%	18.12%	14.78%	(1.83)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$735,431	$795,513	$711,214	$409,883	$302,592
Net Investment Income/(Loss)	2.31%	2.51%	2.10%	2.80%	2.90%
Expenses Before Reductions(b)	1.04%	1.04%	1.05%	1.09%	1.16%
Expenses Net of Reductions	1.04%	1.04%	1.05%	1.09%	1.16%
Portfolio Turnover Rate	35%	23%	24%	19%	17%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

24

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

25

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $66.6 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $48,173 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the

26

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $200.3 million as of December 31, 2015. The monthly average amount for these contracts was $201.7 million for the year ended December 31, 2015.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2015, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $31.4 million as of December 31, 2015. The monthly average gross notional amount for interest rate swaps was $31.1 for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$3,201,651	Unrealized depreciation on forward currency contracts	$2,707,422

Interest Rate Risk Exposure

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	226,164	Unrealized depreciaion on swap agreements*	971,836

*	For swap agreements, the amounts represent the cumulative appreciation/(depreciation) of these swap contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on swap agreements.

27

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$16,476,463	$(10,694,004)

Interest Rate Risk Exposure

Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/ Change in unrealized appreciation/depreciation on investments	(552,351)	59,738

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2015. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015.

As of December 31, 2015, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$3,201,651	$2,707,422
Swap agreements	43,698	970,085

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,245,349	3,677,507
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(2,192,706)	(1,751,103)

Total assets and liabilities subject to a MNA	$1,052,643	$1,926,404

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Barclays Bank	$440,219	$(84,363)	$—	$(355,856)	$—
Citibank	73,134	(73,134)	—	—	—
JPMorgan Chase	539,290	(539,290)	—	—	—

Total	$1,052,643	$(696,787)	$—	$(355,856)	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank	$84,363	$(84,363)	$—	$—	$—
Citibank	507,745	(73,134)	—	(370,000)	64,611
JPMorgan Chase	1,334,296	(539,290)	—	(795,006)	—

Total	$1,926,404	$(696,787)	$—	$(1,165,006)	$64,611

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make

28

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and Advisers, the Manager and Franklin Mutual, the Manager and Global Advisors, and the Trust, Advisers, Franklin Mutual and Global Advisors provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $7,823 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

29

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks
Aerospace & Defense	$9,069,750	$2,049,084	$—		$11,118,834
Air Freight & Logistics	789,086	103,343	—		892,429
Airlines	—	3,379,125	—		3,379,125
Auto Components	—	1,914,931	—		1,914,931
Automobiles	6,200,397	6,753,093	—		12,953,490
Banks	35,304,133	18,785,338	—		54,089,471
Capital Markets	1,643,941	2,636,861	—		4,280,802
Chemicals	8,735,276	2,649,680	—		11,384,956
Commercial Services & Supplies	2,121,042	627,921	—		2,748,963
Communications Equipment	8,482,275	2,771,196	—		11,253,471
Construction & Engineering	—	1,136,352	—		1,136,352
Construction Materials	—	3,978,071	—		3,978,071
Diversified Telecommunication Services	5,309,676	6,024,914	—		11,334,590
Energy Equipment & Services	5,422,036	742,815	—		6,164,851
Food & Staples Retailing	9,247,749	3,645,941	—		12,893,690
Health Care Equipment & Supplies	13,297,902	2,735,553	—		16,033,455
Industrial Conglomerates	3,888,143	2,629,172	—		6,517,315
Insurance	24,525,215	6,731,673	—		31,256,888
Life Sciences Tools & Services	—	967,618	—		967,618
Machinery	4,512,587	838,768	—		5,351,355
Marine	—	1,759,785	—		1,759,785
Media	18,026,429	4,841,766	—	^	22,868,195
Metals & Mining	3,859,950	3,302,650	—		7,162,600
Multiline Retail	5,348,361	1,085,562	—		6,433,923
Oil, Gas & Consumable Fuels	26,453,644	16,464,366	—		42,918,010
Pharmaceuticals	34,918,649	10,962,840	—		45,881,489
Specialty Retail	895,181	2,230,185	—		3,125,366
Technology Hardware, Storage & Peripherals	8,236,767	9,946,534	—		18,183,301
Tobacco	6,215,057	6,343,360	—		12,558,417
Wireless Telecommunication Services	1,464,950	6,749,508	—		8,214,458
Other Common Stocks+	73,642,108	—	—		73,642,108

30

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total
Convertible Bonds+	$—	$1,625,938	$—	$1,625,938
Convertible Preferred Stocks
Banks	874,615	—	—	874,615
Multi-Utilities	—	266,350	—	266,350
Other Convertible Preferred Stocks+	—	88,489	—	88,489
Corporate Bonds+	—	60,627,926	—	60,627,926
Equity-Linked Securities	—	1,816,594	—	1,816,594
Floating Rate Loans+	—	4,186,878	—	4,186,878
Foreign Bonds+	—	108,143,997	—	108,143,997
Municipal Bond	—	630,025	—	630,025
Preferred Stocks
Banks	—	1,682,830	—	1,682,830
Capital Markets	265,400	941,920	—	1,207,320
Other Preferred Stocks+	2,673,234	—	—	2,673,234
U.S. Treasury Obligation	—	1,996,392	—	1,996,392
Yankee Dollars+	—	28,552,773	—	28,552,773
Securities Held as Collateral for Securities on Loan	—	50,288,736	—	50,288,736
Unaffiliated Investment Company	92,084,387	—	—	92,084,387

Total Investment Securities	413,507,940	395,636,853	—	809,144,793

Other Financial Instruments:*
Forward Currency Contracts	—	494,228	—	494,228
Interest Rate Swaps	—	(745,672)	—	(745,672)

Total Investments	$413,507,940	$395,385,409	$—	$808,893,349

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
^	Represents the interest in securities that were determined to have a value of zero at December 31, 2015.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$234,902,121	$223,061,610

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Walter Energy, Inc., 5.80%, 4/1/18	9/19/14	$402,557	459,113	$122,432	0.02%
Walter Energy, Inc., 9.50%, 10/15/19, Callable 10/15/16 @ 107.00	9/19/14	227,769	256,000	65,280	0.01%
Walter Energy, Inc., 11.00%, 4/1/20, Callable 4/1/17 @ 106.00	9/19/14	101,368	223,510	22	—%
Tribune Co.	12/31/12	—	5,216	—	—%

(a)	Acquisition date represents the initial purchase date of the security.

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AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $819,681,066. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,813,597
Unrealized depreciation	(88,349,870)

Net unrealized appreciation/(depreciation)	$(10,536,273)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$31,650,523	$19,578,033	$51,228,556

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$14,767,710	$10,611,994	$25,379,704

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

32

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$9,956,772	$12,249,230	$—	$(11,721,726)	$10,484,276

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Franklin Templeton Founding Strategy Plus Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 19.17% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $19,578,033.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

36

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

37

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

38

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

39

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

40

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

41

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Gateway Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 9

Statement of Operations Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Gateway Fund returned 1.98%. That compared to a 1.38% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund’s objective is to capture the majority of returns of equity market investments, but at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash flow and reduce the risk associated with un-hedged equity market investments. Selling index call options reduces the Fund’s volatility and provides steady cash flow, which is an important source of the Fund’s return. However, the use of these options limits the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to protect against sudden, short-term stock market declines.*

Domestic equity market conditions were mixed during the 12-month period. The year was dominated by monetary policy concerns, including questions on whether the U.S. Federal Reserve (the Fed) would eventually raise short-term interest rates. In December, the Fed raised rates by one quarter of a percentage point in a move many investors viewed as a bid of confidence for the U.S. economy. Meanwhile, central banks around the world expanded and extended monetary easing programs. China’s economy continued to slow, and commodities prices—including the price of oil—remained weak. The U.S. dollar rose against most major currencies.

The Fund’s relative return benefited from increased stock market volatility toward the end of the year. Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index2 (the VIX), averaged 16.67 for the year and realized volatility, as measured by the S&P 500 annualized standard deviation of daily returns, was 15.74%. Both measures were the highest since 2011. Until mid-August the volatility environment in 2015 was very similar to the conditions that had existed since mid-2012, with the

VIX rarely above 20 and most often below 15. As concerns about China intensified and the S&P 500 Index neared its low-point for the year on August 24, 2015, the VIX spiked and reached an intra-day high for the year of 53.29, its highest point since January 2009. From late August to year-end, the VIX spent nearly half of its trading sessions above 20 and never closed below 14.*

As a result, the selling of index call options contributed a positive 3.77% to the performance of the Fund for 2015. This was partially offset by the protective puts reducing overall performance by 1.71% for the year. However, when the market experienced a severe decline in the third quarter, the protective puts added 1.07% to the Fund’s performance. Index put options were an important contributor to the Fund’s ability to record a loss that was 635 basis points (6.35%) less than the S&P 500 from July 20 to August 25. As the market generally advanced from late August to year-end, index put options contributed modest losses in each of the final four months of the year. Consistent with its objective, the measured risk of the Fund was low relative to the S&P 500, as its standard deviation for 2015 was 7.48% versus 15.74% for the Index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (4/30/10)
AZL® Gateway Fund	1.98%	4.46%	4.12%	3.98%
S&P 500 Index	1.38%	15.13%	12.57%	12.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Gateway Fund	$1,000.00	$999.60	$5.54	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Gateway Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	21.5%
Financials	15.3
Health Care	14.6
Consumer Discretionary	12.8
Industrials	9.9
Consumer Staples	9.6
Energy	6.4
Utilities	3.2
Materials	2.9
Telecommunication Services	2.2

Total Common Stocks	98.4
Money Market	2.8
Purchased Put Options	0.3

Total Investment Securities	101.5
Net other assets (liabilities)	(1.5)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks+ (98.4%):
Aerospace & Defense (2.4%):
9,603	Boeing Co. (The)	$1,388,498
13,970	Honeywell International, Inc.	1,446,872
5,605	Raytheon Co.	697,991
873	TransDigm Group, Inc.*	199,437
10,646	United Technologies Corp.	1,022,761

		4,755,559

Air Freight & Logistics (0.7%):
14,434	United Parcel Service, Inc., Class B	1,388,984

Airlines (0.6%):
14,676	American Airlines Group, Inc.	621,529
11,071	United Continental Holdings, Inc.*	634,368

		1,255,897

Auto Components (0.2%):
2,444	Autoliv, Inc.	304,938
3,846	Cooper Tire & Rubber Co.	145,571

		450,509

Automobiles (0.5%):
51,859	Ford Motor Co.	730,693
809	Tesla Motors, Inc.*	194,168

		924,861

Banks (6.1%):
8,787	Associated Banc-Corp.	164,756
132,718	Bank of America Corp.	2,233,644
37,413	Citigroup, Inc.	1,936,123
2,290	FirstMerit Corp.	42,709
42,938	JPMorgan Chase & Co.	2,835,196
2,940	Old National Bancorp	39,866
40,621	U.S. Bancorp	1,733,298
59,096	Wells Fargo & Co.	3,212,459

		12,198,051

Beverages (2.4%):
45,491	Coca-Cola Co. (The)	1,954,293
3,022	Monster Beverage Corp.*	450,157
23,300	PepsiCo, Inc.	2,328,136

		4,732,586

Biotechnology (4.0%):
18,679	AbbVie, Inc.	1,106,544
3,337	Alexion Pharmaceuticals, Inc.*	636,533
9,075	Amgen, Inc.	1,473,145
7,032	Baxalta, Inc.	274,459
3,014	Biogen Idec, Inc.*	923,339
11,394	Celgene Corp.*	1,364,545
18,115	Gilead Sciences, Inc.	1,833,057
3,293	Vertex Pharmaceuticals, Inc.*	414,358

		8,025,980

Capital Markets (2.0%):
2,763	Affiliated Managers Group, Inc.*	441,417
24,671	Charles Schwab Corp. (The)	812,416
8,168	Eaton Vance Corp.	264,888
5,570	Goldman Sachs Group, Inc. (The)	1,003,881
7,707	Legg Mason, Inc.	302,346
22,609	Morgan Stanley	719,192
8,497	TD Ameritrade Holding Corp.	294,931

Shares		Fair Value
Common Stocks+, continued
Capital Markets, continued
3,214	Waddell & Reed Financial, Inc., Class A	$92,113

		3,931,184

Chemicals (2.1%):
2,392	Ashland, Inc.	245,658
649	Chemours Co. (The)	3,479
16,688	Dow Chemical Co. (The)	859,099
12,564	E.I. du Pont de Nemours & Co.	836,762
5,198	Eastman Chemical Co.	350,917
7,471	LyondellBasell Industries NV, Class A	649,230
8,110	Monsanto Co.	798,997
2,466	Olin Corp.	42,563
2,061	Potash Corp. of Saskatchewan, Inc.	35,284
9,276	RPM International, Inc.	408,701

		4,230,690

Commercial Services & Supplies (0.5%):
4,139	ADT Corp. (The)	136,504
13,802	Tyco International plc	440,146
8,720	Waste Management, Inc.	465,387

		1,042,037

Communications Equipment (1.6%):
62,446	Cisco Systems, Inc.	1,695,720
5,119	Motorola Solutions, Inc.	350,396
1,286	Palo Alto Networks, Inc.*	226,516
19,957	QUALCOMM, Inc.	997,551

		3,270,183

Consumer Finance (0.7%):
11,863	American Express Co.	825,072
9,795	Discover Financial Services	525,208

		1,350,280

Containers & Packaging (0.4%):
5,562	Avery Dennison Corp.	348,515
2,937	Sonoco Products Co.	120,035
6,498	WestRock Co.	296,439

		764,989

Distributors (0.3%):
6,510	Genuine Parts Co.	559,144

Diversified Financial Services (2.1%):
24,581	Berkshire Hathaway, Inc., Class B*	3,245,675
5,306	CME Group, Inc.	480,724
2,076	Intercontinental Exchange, Inc.	531,996

		4,258,395

Diversified Telecommunication Services (2.1%):
58,666	AT&T, Inc.	2,018,697
23,042	Frontier Communications Corp.	107,606
44,646	Verizon Communications, Inc.	2,063,538

		4,189,841

Electric Utilities (1.4%):
16,575	American Electric Power Co., Inc.	965,825
16,796	Duke Energy Corp.	1,199,065
2,450	Hawaiian Electric Industries, Inc.	70,928
11,288	OGE Energy Corp.	296,762
10,452	Pepco Holdings, Inc.	271,857

		2,804,437

Continued

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks+, continued
Electrical Equipment (0.5%):
5,886	Eaton Corp. plc	$306,307
9,986	Emerson Electric Co.	477,631
2,153	Hubbell, Inc.*	217,539

		1,001,477

Electronic Equipment, Instruments & Components (0.4%):
18,740	Corning, Inc.	342,567
6,890	TE Connectivity, Ltd.	445,163

		787,730

Energy Equipment & Services (1.3%):
9,921	Baker Hughes, Inc.	457,854
18,211	Halliburton Co.	619,903
6,806	Patterson-UTI Energy, Inc.	102,634
18,774	Schlumberger, Ltd.	1,309,486

		2,489,877

Food & Staples Retailing (2.2%):
21,031	CVS Health Corp.	2,056,201
13,775	Walgreens Boots Alliance, Inc.	1,173,010
19,891	Wal-Mart Stores, Inc.	1,219,318

		4,448,529

Food Products (1.4%):
2,592	Bunge, Ltd.	176,982
12,471	ConAgra Foods, Inc.	525,777
9,591	Kraft Heinz Co. (The)	697,841
29,229	Mondelez International, Inc., Class A	1,310,629

		2,711,229

Gas Utilities (0.2%):
2,055	AGL Resources, Inc.	131,130
3,428	National Fuel Gas Co.	146,547
761	ONE Gas, Inc.	38,179
2,936	WGL Holdings, Inc.	184,939

		500,795

Health Care Equipment & Supplies (2.2%):
24,099	Abbott Laboratories	1,082,286
8,693	Baxter International, Inc.	331,638
33,979	Boston Scientific Corp.*	626,573
723	Intuitive Surgical, Inc.*	394,874
24,420	Medtronic plc	1,878,385
2,150	ResMed, Inc.	115,434

		4,429,190

Health Care Providers & Services (2.7%):
7,485	Aetna, Inc.	809,278
4,506	Anthem, Inc.	628,317
11,530	Express Scripts Holding Co.*	1,007,838
6,494	HCA Holdings, Inc.*	439,189
4,406	Patterson Cos., Inc.	199,195
4,139	Quest Diagnostics, Inc.	294,448
13,977	UnitedHealth Group, Inc.	1,644,255
3,768	Universal Health Services, Inc., Class B	450,238

		5,472,758

Hotels, Restaurants & Leisure (1.5%):
12,887	Hilton Worldwide Holdings, Inc.	275,782
2,190	Las Vegas Sands Corp.	96,010
16,253	McDonald’s Corp.	1,920,129

Shares		Fair Value
Common Stocks+, continued
Hotels, Restaurants & Leisure, continued
2,446	Melco Crown Entertainment, Ltd., ADR	$41,093
9,451	MGM Resorts International*	214,727
4,681	Restaurant Brands International, Inc.	174,882
25,047	Wendy’s Co. (The)	269,756

		2,992,379

Household Durables (1.0%):
11,939	Leggett & Platt, Inc.	501,677
16,011	Newell Rubbermaid, Inc.	705,765
12,830	Toll Brothers, Inc.*	427,239
1,026	Tupperware Brands Corp.	57,097
1,991	Whirlpool Corp.	292,418

		1,984,196

Household Products (1.9%):
2,442	Church & Dwight Co., Inc.	207,277
13,552	Colgate-Palmolive Co.	902,834
5,018	Kimberly-Clark Corp.	638,791
26,020	Procter & Gamble Co. (The)	2,066,249

		3,815,151

Industrial Conglomerates (2.5%):
11,389	3M Co., Class B	1,715,639
107,519	General Electric Co.	3,349,217

		5,064,856

Insurance (2.7%):
5,743	Aflac, Inc.	344,006
9,093	Allstate Corp. (The)	564,584
15,850	American International Group, Inc.	982,224
6,353	Aon plc	585,810
4,807	Arthur J. Gallagher & Co.	196,799
5,362	FNF Group	185,901
9,100	Lincoln National Corp.	457,366
16,686	Marsh & McLennan Cos., Inc.	925,238
7,462	Principal Financial Group, Inc.	335,641
5,821	Travelers Cos., Inc. (The)	656,958
6,688	XL Group plc	262,036

		5,496,563

Internet & Catalog Retail (2.1%):
4,848	Amazon.com, Inc.*	3,276,714
809	Priceline Group, Inc. (The)*	1,031,435

		4,308,149

Internet Software & Services (5.0%):
5,656	Akamai Technologies, Inc.*	297,675
4,152	Alphabet, Inc., Class A*	3,230,298
2,680	Alphabet, Inc., Class C*	2,033,798
575	Baidu, Inc., ADR*	108,698
19,054	eBay, Inc.*	523,604
26,701	Facebook, Inc., Class A*	2,794,527
477	LinkedIn Corp., Class A*	107,363
5,990	VeriSign, Inc.*	523,286
12,110	Yahoo!, Inc.*	402,779

		10,022,028

IT Services (3.6%):
10,463	Automatic Data Processing, Inc.	886,425
5,620	Broadridge Financial Solutions, Inc.	301,963

Continued

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks+, continued
IT Services, continued
10,811	Cognizant Technology Solutions Corp., Class A*	$648,876
7,969	Fidelity National Information Services, Inc.	482,921
974	FleetCor Technologies, Inc.*	139,214
9,658	International Business Machines Corp.	1,329,134
10,776	Paychex, Inc.	569,943
16,800	PayPal Holdings, Inc.*	608,160
25,727	Visa, Inc., Class A	1,995,129
13,263	Western Union Co.	237,540

		7,199,305

Leisure Products (0.1%):
9,466	Mattel, Inc.	257,191

Life Sciences Tools & Services (0.1%):
974	Illumina, Inc.*	186,954

Machinery (1.7%):
9,242	Caterpillar, Inc.	628,086
4,472	Cummins, Inc.	393,581
5,322	Deere & Co.	405,909
4,542	Parker Hannifin Corp.	440,483
3,815	Pentair plc	188,957
4,004	Snap-On, Inc.	686,406
1,486	SPX FLOW, Inc.*	41,474
5,557	Stanley Black & Decker, Inc.	593,099
3,058	Timken Co.	87,428

		3,465,423

Media (3.2%):
33,246	Comcast Corp., Class A	1,876,072
1,945	Liberty Global plc, Series C*	79,298
2,198	Liberty Global plc, Class A*	93,107
8,809	News Corp., Class B	122,974
5,136	Omnicom Group, Inc.	388,590
74,448	Sirius XM Holdings, Inc.*	303,003
3,576	Time Warner Cable, Inc.	663,670
11,451	Time Warner, Inc.	740,536
1,983	Time, Inc.	31,074
21,050	Walt Disney Co. (The)	2,211,933

		6,510,257

Metals & Mining (0.4%):
16,258	Freeport-McMoRan Copper, Inc.	110,067
9,812	Nucor Corp.	395,423
4,752	Southern Copper Corp.	124,122
10,193	Steel Dynamics, Inc.	182,149
1,869	Worthington Industries, Inc.	56,332

		868,093

Multiline Retail (0.7%):
7,421	Macy’s, Inc.	259,587
7,065	Nordstrom, Inc.	351,908
1,555	Sears Holdings Corp.*	31,971
9,357	Target Corp.	679,411

		1,322,877

Multi-Utilities (1.6%):
3,481	Alliant Energy Corp.	217,388
14,531	Ameren Corp.	628,175
22,927	CenterPoint Energy, Inc.	420,940
11,406	Consolidated Edison, Inc.	733,064

Shares		Fair Value
Common Stocks+, continued
Multi-Utilities, continued
18,773	Public Service Enterprise Group, Inc.	$726,327
8,155	WEC Energy Group, Inc.	418,433

		3,144,327

Oil, Gas & Consumable Fuels (5.1%):
12,760	California Resources Corp.	29,731
4,469	Cheniere Energy, Inc.*	166,470
24,710	Chevron Corp.	2,222,912
4,854	Concho Resources, Inc.*	450,742
20,404	ConocoPhillips	952,663
9,802	CONSOL Energy, Inc.	77,436
9,294	Continental Resources, Inc.*	213,576
49,783	Exxon Mobil Corp.	3,880,586
5,567	Gulfport Energy Corp.*	136,781
13,151	Occidental Petroleum Corp.	889,139
5,117	ONEOK, Inc.	126,185
12,460	Phillips 66	1,019,228
15,367	Southwestern Energy Co.*	109,259

		10,274,708

Personal Products (0.0%):
786	Herbalife, Ltd.*	42,145

Pharmaceuticals (5.6%):
5,487	Allergan plc*	1,714,688
21,195	Bristol-Myers Squibb Co.	1,458,004
12,462	Eli Lilly & Co.	1,050,048
30,403	Johnson & Johnson	3,122,995
32,672	Merck & Co., Inc.	1,725,735
72,227	Pfizer, Inc.	2,331,488

		11,402,958

Professional Services (0.3%):
2,013	Dun & Bradstreet Corp.	209,211
3,940	Verisk Analytics, Inc.*	302,907

		512,118

Real Estate Investment Trusts (REITs) (1.6%):
16,123	American Capital Agency Corp.	279,573
32,101	Annaly Capital Management, Inc.	301,107
8,168	Care Capital Properties, Inc.	249,696
29,019	Duke Realty Corp.	609,979
7,499	Hatteras Financial Corp.	98,612
6,685	Healthcare Realty Trust, Inc.	189,319
10,921	Liberty Property Trust	339,097
5,494	Mack-Cali Realty Corp.	128,285
17,459	Senior Housing Properties Trust	259,092
13,613	Ventas, Inc.	768,181

		3,222,941

Real Estate Management & Development (0.0%):
194	The RMR Group, Inc., Class A*	2,793

Road & Rail (0.6%):
4,345	Avis Budget Group, Inc.*	157,680
2,173	Canadian Pacific Railway, Ltd.	277,275
24,299	CSX Corp.	630,559
8,551	Hertz Global Holdings, Inc.*	121,681

		1,187,195

Continued

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks+, continued
Semiconductors & Semiconductor Equipment (2.5%):
10,056	Advanced Micro Devices, Inc.*	$28,861
6,296	Analog Devices, Inc.	348,295
20,110	Applied Materials, Inc.	375,453
52,837	Intel Corp.	1,820,234
7,795	Linear Technology Corp.	331,054
4,490	Microchip Technology, Inc.	208,965
12,374	Micron Technology, Inc.*	175,216
9,786	NVIDIA Corp.	322,547
4,292	Skyworks Solutions, Inc.	329,754
13,511	Texas Instruments, Inc.	740,537
5,950	Xilinx, Inc.	279,472

		4,960,388

Software (4.5%):
11,838	Activision Blizzard, Inc.	458,249
10,259	Adobe Systems, Inc.*	963,730
2,488	ANSYS, Inc.*	230,140
5,832	Autodesk, Inc.*	355,344
92,413	Microsoft Corp.	5,127,074
6,596	Nuance Communications, Inc.*	131,194
38,343	Oracle Corp.	1,400,670
13,445	Symantec Corp.	282,345

		8,948,746

Specialty Retail (3.0%):
6,044	American Eagle Outfitters, Inc.	93,682
4,928	Foot Locker, Inc.	320,764
5,405	Gap, Inc. (The)	133,504
19,186	Home Depot, Inc. (The)	2,537,348
4,966	L Brands, Inc.	475,842
18,212	Lowe’s Cos., Inc.	1,384,840
4,111	Tiffany & Co.	313,628
10,691	TJX Cos., Inc. (The)	758,099

		6,017,707

Technology Hardware, Storage & Peripherals (3.9%):
64,248	Apple, Inc.	6,762,745
24,886	EMC Corp.	639,072
19,345	Hewlett Packard Enterprise Co.	294,044
19,345	HP, Inc.	229,045

		7,924,906

Shares or Contracts		Fair Value
Common Stocks+, continued
Textiles, Apparel & Luxury Goods (0.2%):
8,086	Michael Kors Holdings, Ltd.*	$323,925

Thrifts & Mortgage Finance (0.1%):
12,355	New York Community Bancorp, Inc.	201,634

Tobacco (1.7%):
24,124	Altria Group, Inc.	1,404,258
15,415	Philip Morris International, Inc.	1,355,133
12,554	Reynolds American, Inc.	579,367
4,033	Vector Group, Ltd.	95,138

		3,433,896

Trading Companies & Distributors (0.1%):
2,709	GATX Corp.	115,268

Wireless Telecommunication Services (0.1%):
1,529	SBA Communications Corp., Class A*	160,652

Total Common Stocks (Cost $142,982,292)		197,344,921

Purchased Options (0.3%):
Total Purchased Options (Cost $1,487,578)		686,065

Unaffiliated Investment Company (2.8%):
5,697,184	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.01% (a)	5,697,184

Total Unaffiliated Investment Company (Cost $5,697,184)		5,697,184

Total Investment Securities (Cost $150,167,054)(b) — 101.5%		203,728,170
Net other assets (liabilities) — (1.5)%		(3,020,479)

Net Assets — 100.0%		$200,707,691

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2015

Exchange-traded options purchased as of December 31, 2015 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Fair Value
S&P 500 Index	Put	USD	1800.00	01/15/16	151	$12,080
S&P 500 Index	Put	USD	1825.00	01/15/16	128	12,800
S&P 500 Index	Put	USD	1900.00	01/15/16	143	36,465
S&P 500 Index	Put	USD	1925.00	01/15/16	101	37,370
S&P 500 Index	Put	USD	1800.00	02/19/16	129	90,300
S&P 500 Index	Put	USD	1875.00	02/19/16	156	196,560
S&P 500 Index	Put	USD	1850.00	03/18/16	151	300,490

Total						$686,065

Exchange-traded options written as of December 31, 2015 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Fair Value
S&P 500 Index	Call	USD	2050.00	01/08/16	116	$(175,160)
S&P 500 Index	Call	USD	2000.00	01/15/16	106	(581,410)
S&P 500 Index	Call	USD	2050.00	01/15/16	214	(446,190)
S&P 500 Index	Call	USD	2075.00	01/15/16	108	(101,520)
S&P 500 Index	Call	USD	2100.00	01/15/16	121	(38,720)
S&P 500 Index	Call	USD	2075.00	01/22/16	102	(136,680)
S&P 500 Index	Call	USD	2025.00	02/19/16	93	(514,755)
S&P 500 Index	Call	USD	2050.00	02/19/16	99	(394,515)

Total						$(2,388,950)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$150,167,054

Investment securities, at value	$203,728,170
Cash	125,696
Interest and dividends receivable	273,063
Reclaims receivable	938

Total Assets	204,127,867

Liabilities:
Payable for capital shares redeemed	835,180
Written Options (Proceeds received $4,888,491)	2,388,950
Manager fees payable	137,256
Administration fees payable	5,475
Distribution fees payable	42,892
Custodian fees payable	3,196
Administrative and compliance services fees payable	676
Trustee fees payable	497
Other accrued liabilities	6,054

Total Liabilities	3,420,176

Net Assets	$200,707,691

Net Assets Consist of:
Capital	$178,966,393
Accumulated net investment income/(loss)	3,778,082
Accumulated net realized gains/(losses) from investment transactions	(38,097,441)
Net unrealized appreciation/(depreciation) on investments	56,060,657

Net Assets	$200,707,691

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,778,286
Net Asset Value (offering and redemption price per share)	$11.96

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$4,688,959
Foreign withholding tax	(1,378)

Total Investment Income	4,687,581

Expenses:
Manager fees	1,692,126
Administration fees	61,887
Distribution fees	528,789
Custodian fees	9,271
Administrative and compliance services fees	3,330
Trustee fees	11,539
Professional fees	11,872
Shareholder reports	6,463
Other expenses	4,611

Total expenses	2,329,888

Net Investment Income/(Loss)	2,357,693

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	3,271,519
Net realized gains/(losses) on options contracts	2,496,834
Change in net unrealized appreciation/depreciation on investments	(3,817,975)

Net Realized/Unrealized Gains/(Losses) on Investments	1,950,378

Change in Net Assets Resulting From Operations	$4,308,071

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,357,693	$2,442,548
Net realized gains/(losses) on investment transactions	5,768,353	(10,459,561)
Change in unrealized appreciation/depreciation on investments	(3,817,975)	14,315,683

Change in net assets resulting from operations	4,308,071	6,298,670

Distributions to Shareholders:
From net investment income	(2,407,178)	(2,524,790)

Change in net assets resulting from distributions to shareholders	(2,407,178)	(2,524,790)

Capital Transactions:
Proceeds from shares issued	19,280,893	27,031,916
Proceeds from dividends reinvested	2,407,178	2,524,790
Value of shares redeemed	(40,633,801)	(27,741,916)

Change in net assets resulting from capital transactions	(18,945,730)	1,814,790

Change in net assets	(17,044,837)	5,588,670
Net Assets:
Beginning of period	217,752,528	212,163,858

End of period	$200,707,691	$217,752,528

Accumulated net investment income/(loss)	$3,778,082	$2,484,287

Share Transactions:
Shares issued	1,608,509	2,299,425
Dividends reinvested	204,518	212,703
Shares redeemed	(3,382,596)	(2,377,336)

Change in shares	(1,569,569)	134,792

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.87	$11.65	$10.83	$10.44	$10.13

Investment Activities:
Net Investment Income/(Loss)	0.15	0.13	0.13	0.06	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.08	0.23	0.78	0.37	0.22

Total from Investment Activities	0.23	0.36	0.91	0.43	0.31

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.14)	(0.09)	(0.04)	—

Total Dividends	(0.14)	(0.14)	(0.09)	(0.04)	—

Net Asset Value, End of Period	$11.96	$11.87	$11.65	$10.83	$10.44

Total Return(a)	1.98%	3.09%	8.44%	4.15%	3.06%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$200,708	$217,753	$212,164	$169,796	$52,116
Net Investment Income/(Loss)	1.11%	1.14%	1.35%	1.74%	1.37%
Expenses Before Reductions(b)	1.10%	1.10%	1.11%	1.14%	1.25%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.11%	1.24%
Expenses Net of Reductions, excluding Expenses Paid Indirectly(c)	1.10%	1.10%	1.11%	1.14%	1.25%
Portfolio Turnover Rate	5%	18%	16%	5%	12%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2015, the Fund used purchased and written put and call options to hedge against security prices (equity risk). A stock index fluctuates with changes in the fair values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts—The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2015:

	Number of Contracts	Cost
Options outstanding at December 31, 2014	1,034	$1,371,118
Options purchased	7,316	9,673,811
Options exercised	—	—
Options expired	(1,434)	(1,695,303)
Options closed	(5,957)	(7,862,048)

Options outstanding at December 31, 2015	959	$1,487,578

The Fund had the following transactions in written call and put options during the year ended December 31, 2015:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	(1,034)	$(4,598,555)
Options written	(11,834)	(41,663,525)
Options exercised	—	—
Options expired	191	304,827
Options closed	11,718	41,068,762

Options outstanding at December 31, 2015	(959)	$(4,888,491)

(a)	Includes swaptions and currency options, as applicable.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk Exposure

Equity Contracts	Investment securities, at value (purchased options)	$686,065	Written options	$2,388,950

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on options contracts/ Change in unrealized appreciation/depreciation on investments	$2,496,834	$2,080,173

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,144 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied. Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+	$197,344,921	$—	$197,344,921
Purchased Put Options	686,065	—	686,065
Unaffiliated Investment Company	5,697,184	—	5,697,184

Total Investment Securities	203,728,170	—	203,728,170

Other Financial Instruments:*
Written Options	(2,388,950)	—	(2,388,950)

Total Investments	$201,339,220	$—	$201,339,220

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$10,598,976	$20,979,143

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AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $152,243,026. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$60,284,438
Unrealized depreciation	(8,799,294)

Net unrealized appreciation/(depreciation)	$51,485,144

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Capital loss carryforwards subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

Capital loss carryforwards not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$20,475,535	$13,837,737	$34,313,272

During the year ended December 31, 2015, the Fund utilized $7,979,490 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$2,407,178	$—	$2,407,178

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$2,524,790	$–	$2,524,790

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$3,778,082	$—	$(34,323,442)	$52,286,658	$21,741,298

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Gateway Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

22

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® International Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 15

Statement of Operations Page 15

Statements of Changes in Net Assets Page 16

Financial Highlights Page 17

Notes to the Financial Statements Page 18

Report of Independent Registered Public Accounting Firm Page 24

Other Information Page 25

Approval of Investment Advisory and Subadvisory Agreements Page 26

Information about the Board of Trustees and Officers Page 29

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® International Index Fund returned -1.39%. That compared to a -0.39% total return for its benchmark, the MSCI EAFE Index1.

The Fund attempts to replicate the performance of the MSCI EAFE index, which tracks the performance of 21 international equity markets.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets.*

Two trends dominated markets during the first quarter: European equities outperformed after a weak 2014 and monetary policies generally eased. The weak euro, combined with falling oil prices and economic data that exceeded low expectations, helped stock prices move higher. Japanese equities also outperformed during the first quarter, due in large part to increasing domestic demand, but also helped along by ongoing earnings growth and corporate governance reforms.

In the second quarter, equity market performance continued to vary by region. European and Japanese equities started the quarter with strong gains, but global sentiment shifted mid-quarter as the Greece debt crisis dominated headlines. Failure to resolve the crisis drove a spike in volatility.

In the third quarter, developed equity markets experienced significant losses due to weaker global growth expectations. While the quarter started well with better-than-expected macro-economic data and positive second quarter earnings reports, sentiment quickly turned. Disappointing data from the eurozone, Asia and the U.S. dragged on investor sentiment. China’s weakness, in particular, weighed on commodity prices. A significant selloff in the Chinese equity market spread across all developed areas despite continued Chines government intervention. European equities sold off to correction levels. The trend continued into September, when the Federal Reserve (the Fed) chose to delay its interest rate increase due to concerns about global growth. While the eurozone auto industry dealt with the effects of a German automaker’s emissions scandal, the European Central Bank (ECB) pledged continued stimulus efforts and Japan promised a corporate tax cut.

Equities rebounded strongly to start the fourth quarter. Better-than-expected Chinese and European manufacturing data helped boost investor sentiment. A rise in oil prices also helped lift energy stocks, which lifted markets. Geopolitical concerns midway through the quarter weighed on emerging markets, while expectations of further easing by the ECB and a gradual approach to raising rates by the Fed helped buoy developed markets. The period ended on a weak note as the ECB announced a lower level of easing than was expected by the markets.

In general, international stocks underperformed the 1.38% total return for the period for the S&P 500 Index2. From a sector perspective, consumer staples and health care stocks posted the strongest gains in U.S. dollar terms. Energy and materials stocks had the most significant negative effect on performance of the Index. The decline in energy was driven by the steep decline in oil prices in 2015.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures made a small positive contribution to results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® International Index Fund	-1.39%	3.93%	2.94%	7.78%
MSCI EAFE Index (gross of withholding taxes)	-0.39%	5.46%	4.07%	9.19%
MSCI EAFE Index (net of withholding taxes)	-0.81%	5.01%	3.60%	8.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund	0.75%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL International Index Fund	$1,000.00	$930.10	$3.70	0.76%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL International Index Fund	$1,000.00	$1,021.36	$3.87	0.76%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Japan	23.1%
United Kingdom	18.4
Switzerland	9.6
France	9.2
Germany	9.0
Australia	6.7
Netherlands	3.3
Spain	3.1
Hong Kong	3.0
Sweden	2.8
All other countries	10.5

Total Common Stocks and Preferred Stocks	98.7
Rights	— ^
Securities Held as Collateral for Securities on Loan	3.2

Total Investment Securities	101.9
Net other assets (liabilities)	(1.9)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.2%):
Aerospace & Defense (1.1%):
150,174	BAE Systems plc	$1,105,091
47,975	Cobham plc	199,114
27,289	European Aeronautic Defence & Space Co. NV	1,832,029
16,535	Finmeccanica SpA*	228,525
35,667	Meggitt plc	196,703
82,533	Rolls-Royce Holdings plc	698,499
14,406	Safran SA	986,483
74,800	Singapore Technologies Engineering, Ltd.	158,004
5,332	Thales SA	399,481
10,989	Zodiac Aerospace	261,891

		6,065,820

Air Freight & Logistics (0.4%):
37,424	Bollore, Inc.	174,388
44,906	Deutsche Post AG	1,264,452
42,300	Royal Mail plc	275,215
21,397	TNT Express NV	181,036
15,800	Yamato Holdings Co., Ltd.^	334,915

		2,230,006

Airlines (0.3%):
47,000	All Nippon Airways Co., Ltd.	135,652
61,000	Cathay Pacific Airways, Ltd.	105,047
10,558	Deutsche Lufthansa AG, Registered Shares*	166,706
7,065	easyJet plc	180,822
38,496	International Consolidated Airlines Group SA	343,123
5,370	Japan Airlines Co., Ltd.	192,332
23,105	Qantas Airways, Ltd.	68,499
1,365	Ryanair Holdings plc, ADR	118,018
27,200	Singapore Airlines, Ltd.	214,148

		1,524,347

Auto Components (1.3%):
8,700	Aisin Sieki Co., Ltd.	374,110
30,000	Bridgestone Corp.	1,027,384
8,635	Compagnie Generale des Establissements Michelin SCA, Class B	819,762
5,067	Continental AG	1,229,673
22,500	Denso Corp.	1,072,919
78,927	GKN plc	358,271
5,000	Koito Manufacturing Co., Ltd.	204,547
7,600	NGK Spark Plug Co., Ltd.	200,229
6,000	NHK SPRING Co., Ltd.	60,107
4,400	NOK Corp.	102,855
5,373	Nokian Renkaat OYJ	190,824
8,300	Stanley Electric Co., Ltd.	182,843
35,300	Sumitomo Electric Industries, Ltd.^	497,453
6,800	Sumitomo Rubber Industries, Ltd.	88,407
3,300	Toyoda Gosei Co., Ltd.	74,954
8,000	Toyota Industries Corp.	427,589
3,591	Valeo SA	554,321
4,500	Yokohama Rubber Co., Ltd. (The)	68,959

		7,535,207

Automobiles (3.8%):
15,280	Bayerische Motoren Werke AG (BMW)	1,609,048
11,800	Daihatsu Motor Co., Ltd.	158,970

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
44,803	Daimler AG	$3,739,210
42,235	Fiat Chrysler Automobiles NV*^	581,482
27,300	Fuji Heavy Industries, Ltd.	1,122,398
75,200	Honda Motor Co., Ltd.	2,409,824
27,200	Isuzu Motors, Ltd.	292,745
24,900	Mazda Motor Corp.	512,303
33,400	Mitsubishi Motors Corp.	282,420
114,500	Nissan Motor Co., Ltd.	1,199,292
21,946	PSA Peugeot Citroen SA*	384,745
8,924	Renault SA	894,465
16,500	Suzuki Motor Corp.	500,976
127,000	Toyota Motor Corp.	7,796,238
1,518	Volkswagen AG	233,846
12,100	Yamaha Motor Co., Ltd.	271,180

		21,989,142

Banks (12.6%):
49,000	Aozora Bank, Ltd.	170,894
132,515	Australia & New Zealand Banking Group, Ltd.	2,673,558
138,000	Banca Monte dei Paschi di Siena SpA*	182,234
293,729	Banco Bilbao Vizcaya Argentaria SA	2,141,753
1,835,632	Banco Commercial Portugues SA*^	96,639
254,701	Banco de Sabadell SA	451,061
15,088	Banco Popolare SC*	206,866
77,963	Banco Popular Espanol SA	256,695
676,047	Banco Santander SA	3,318,621
54,406	Bank Hapoalim BM	281,062
63,223	Bank Leumi Le-Israel Corp.*	219,361
54,800	Bank of East Asia, Ltd. (The)^	202,890
1,260,381	Bank of Ireland*	461,866
16,000	Bank of Kyoto, Ltd. (The)	148,233
15,688	Bank of Queensland, Ltd.	158,014
52,000	Bank of Yokohama, Ltd. (The)	318,327
219,975	Bankia SA^	255,783
29,008	Bankinter SA	205,592
773,686	Barclays plc	2,503,819
21,061	Bendigo & Adelaide Bank, Ltd.	181,951
48,876	BNP Paribas SA	2,766,200
170,500	BOC Hong Kong Holdings, Ltd.	517,362
37,000	Chiba Bank, Ltd. (The)	262,360
7,800	Chugoku Bank, Ltd. (The)	103,982
164,030	Chuo Mitsui Trust Holdings, Inc.	619,346
50,363	Commerzbank AG*	521,363
79,392	Commonwealth Bank of Australia	4,903,574
48,953	Credit Agricole SA	576,621
127,811	Criteria Caixacorp SA^	444,551
32,518	Danske Bank A/S	868,897
81,000	DBS Group Holdings, Ltd.	948,709
44,278	DnB NOR ASA	545,110
12,772	Erste Group Bank AG*	399,111
42,000	Fukuoka Financial Group, Inc.	208,338
16,000	Gunma Bank, Ltd. (The)	93,031
18,000	Hachijuni Bank, Ltd. (The)	110,476
36,300	Hang Seng Bank, Ltd.	687,518
21,000	Hiroshima Bank, Ltd. (The)	119,268
53,000	Hokuhoku Financial Group, Inc.	107,993

Continued

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Banks, continued
908,398	HSBC Holdings plc	$7,167,549
178,218	ING Groep NV	2,398,675
41,392	Intesa Sanpaolo	125,898
585,584	Intesa Sanpaolo SpA	1,951,249
11,000	Iyo Bank, Ltd. (The)	106,796
18,500	Japan Post Bank Co., Ltd.*	269,388
28,000	Joyo Bank, Ltd. (The)	132,361
11,271	KBC Groep NV	704,632
15,800	Kyushu Financial Group, Inc.*	110,420
2,633,236	Lloyds Banking Group plc	2,833,804
596,300	Mitsubishi UFJ Financial Group, Inc.	3,690,898
5,321	Mizrahi Tefahot Bank, Ltd.	63,551
1,107,539	Mizuho Financial Group, Inc.	2,211,183
120,928	National Australia Bank, Ltd.	2,635,507
41,721	Natixis	235,795
143,744	Nordea Bank AB	1,569,572
139,399	Oversea-Chinese Banking Corp., Ltd.	861,916
5,297	Raiffeisen International Bank-Holding AG*	77,490
99,487	Resona Holdings, Inc.	482,956
162,014	Royal Bank of Scotland Group plc*	716,678
26,200	Seven Bank, Ltd.	114,697
79,000	Shinsei Bank, Ltd.^	145,343
25,000	Shizuoka Bank, Ltd. (The)	242,355
69,961	Skandinaviska Enskilda Banken AB, Class A	731,983
34,385	Societe Generale	1,585,878
155,893	Standard Chartered plc	1,293,157
58,769	Sumitomo Mitsui Financial Group, Inc.	2,217,178
10,000	Suruga Bank, Ltd.^	206,073
68,967	Svenska Handelsbanken AB, A Shares	910,993
42,087	Swedbank AB, A Shares	924,965
43,534	UBI Banca - Unione di Banche Italiane SCPA	289,093
220,450	UniCredit SpA	1,214,066
59,773	United Overseas Bank, Ltd.	823,224
155,379	Westpac Banking Corp.	3,765,274
9,000	Yamaguchi Financial Group, Inc.^	106,662

		72,156,288

Beverages (2.7%):
37,118	Anheuser-Busch InBev NV	4,584,379
18,400	Asahi Breweries, Ltd.	575,294
4,757	Carlsberg A/S, Class B	420,664
26,462	Coca-Cola Amatil, Ltd.	178,298
8,531	Coca-Cola HBC AG	181,865
117,624	Diageo plc	3,207,211
4,566	Heineken Holding NV	349,985
10,711	Heineken NV	914,043
37,300	Kirin Holdings Co., Ltd.	504,784
9,780	Pernod Ricard SA	1,111,746
1,111	Remy Cointreau SA^	79,544
45,570	SABMiller plc	2,729,240
6,500	Suntory Beverage & Food, Ltd.	285,028
33,028	Treasury Wine Estates, Ltd.	198,218

		15,320,299

Shares		Fair Value
Common Stocks, continued
Biotechnology (0.5%):
4,894	Actelion, Ltd., Registered Shares	$673,608
21,410	CSL, Ltd.	1,631,920
7,030	Grifols SA	323,588

		2,629,116

Building Products (0.7%):
42,000	Asahi Glass Co., Ltd.	239,529
46,737	Assa Abloy AB, Class B	979,570
22,164	Compagnie de Saint-Gobain SA	953,335
11,500	Daikin Industries, Ltd.	837,047
1,812	Geberit AG, Registered Shares	609,645
11,500	Lixil Group Corp.	255,262
6,500	TOTO, Ltd.	227,928

		4,102,316

Capital Markets (2.0%):
43,572	3i Group plc	307,068
44,380	Aberdeen Asset Management plc	189,039
82,188	Credit Suisse Group AG	1,776,889
74,300	Daiwa Securities Group, Inc.	454,329
63,330	Deutsche Bank AG, Registered Shares	1,554,169
11,503	Hargreaves Lansdown plc	254,663
24,251	ICAP plc	182,025
25,402	Investec plc	179,239
10,408	Julius Baer Group, Ltd.	499,148
14,677	Macquarie Group, Ltd.	876,807
24,404	Mediobanca SpA	233,950
171,600	Nomura Holdings, Inc.	953,819
697	Partners Group Holding AG	250,323
10,205	Platinum Asset Management, Ltd.	59,578
9,090	SBI Holdings, Inc.	98,135
5,557	Schroders plc	241,981
170,732	UBS Group AG	3,286,534

		11,397,696

Chemicals (3.4%):
15,837	Air Liquide SA	1,778,472
8,000	Air Water, Inc.	128,369
11,642	AkzoNobel NV	777,504
2,834	Arkema, Inc.	198,188
57,000	Asahi Kasei Corp.	385,825
42,980	BASF SE	3,285,365
4,560	Christian Hansen Holding A/S^	285,269
6,322	Croda International plc	281,744
14,000	Daicel Chemical Industries, Ltd.	208,359
358	EMS-Chemie Holding AG^	156,806
6,195	Evonik Industries AG	205,548
3,442	Fuchs Petrolub SE^	162,605
435	Givaudan SA, Registered Shares	782,949
4,200	Hitachi Chemical Co., Ltd.	66,559
78,790	Incitec Pivot, Ltd.	225,227
21,865	Israel Chemicals, Ltd.	88,679
8,985	Johnson Matthey plc	348,856
8,800	JSR Corp.	137,362
9,347	K+S AG, Registered Shares^	242,987
15,000	Kaneka Corp.	155,985

Continued

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
10,000	Kansai Paint Co., Ltd.^	$151,206
8,892	Koninklijke DSM NV	444,915
16,400	Kuraray Co., Ltd.	198,336
3,952	Lanxess AG	181,931
8,517	Linde AG	1,236,103
67,800	Mitsubishi Chemical Holdings Corp.	429,919
16,000	Mitsubishi Gas Chemical Co., Inc.	81,758
35,000	Mitsui Chemicals, Inc.	155,259
6,600	Nippon Paint Holdings Co., Ltd.^	159,668
7,400	Nitto Denko Corp.	539,859
10,905	Novozymes A/S, B Shares	522,274
3,657	OCI NV	90,018
18,247	Orica, Ltd.^	204,058
19,000	Shin-Etsu Chemical Co., Ltd.	1,032,132
97	Sika AG, Bearer Shares	347,835
3,403	Solvay SA	361,583
69,000	Sumitomo Chemical Co., Ltd.	396,056
6,135	Symrise AG	406,919
4,281	Syngenta AG, Registered Shares	1,680,813
6,300	Taiyo Nippon Sanso Corp.	56,915
39,000	Teijin, Ltd.	132,856
67,000	Toray Industries, Inc.^	621,870
4,424	Umicore	184,904
8,128	Yara International ASA	350,197

		19,870,042

Commercial Services & Supplies (0.6%):
11,031	Aggreko plc	148,356
12,006	Babcock International Group plc	178,758
76,955	Brambles, Ltd.	643,790
26,000	Dai Nippon Printing Co., Ltd.^	257,077
8,715	Edenred	164,177
81,241	G4S plc	269,794
8,014	ISS A/S	289,099
4,200	Park24 Co., Ltd.^	101,923
9,500	SECOM Co., Ltd.	642,942
13,436	Securitas AB, B Shares	204,803
1,347	Societe BIC SA	221,607
2,800	Sohgo Security Services Co., Ltd.	131,050
23,000	Toppan Printing Co., Ltd.	211,808

		3,465,184

Communications Equipment (0.5%):
132,338	Alcatel-Lucent*	523,629
169,412	Nokia OYJ	1,205,885
140,106	Telefonaktiebolaget LM Ericsson, B Shares	1,358,106

		3,087,620

Construction & Engineering (0.8%):
8,709	ACS, Actividades de Construccion y Servicios SA	253,691
10,163	Bouygues SA	402,754
4,350	Cimic Group, Ltd.	76,331
22,242	Ferrovial SA	501,914
9,000	JGC Corp.	137,736
37,000	Kajima Corp.	220,195
3,737	Koninklijke Boskalis Westminster NV	152,215
29,000	Obayashi Corp.	267,578

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
28,000	Shimizu Corp.	$228,186
17,017	Skanska AB, Class B	328,593
52,000	TAISEI Corp.^	342,631
22,683	Vinci SA	1,454,443

		4,366,267

Construction Materials (0.6%):
33,601	Boral, Ltd.	143,700
39,530	CRH plc	1,142,466
32,082	Fletcher Building, Ltd.	160,363
6,405	HeidelbergCement AG	522,460
20,262	Holcim, Ltd., Registered Shares	1,015,586
1,819	Imerys SA	126,873
20,751	James Hardie Industries SE	261,704
49,000	Taiheiyo Cement Corp.	142,884

		3,516,036

Consumer Finance (0.1%):
18,900	ACOM Co., Ltd.*^	88,997
4,900	Aeon Credit Service Co., Ltd.^	109,636
6,600	Credit Saison Co., Ltd.	130,084
6,769	Provident Financial plc	335,211

		663,928

Containers & Packaging (0.2%):
53,001	Amcor, Ltd.	515,509
32,605	Rexam plc	289,185
7,900	Toyo Seikan Kaisha, Ltd.^	146,149

		950,843

Distributors (0.0%):
6,088	Jardine Cycle & Carriage, Ltd.	148,612

Diversified Consumer Services (0.0%):
3,100	Benesse Holdings, Inc.	89,273

Diversified Financial Services (1.2%):
8,833	ASX, Ltd.	270,923
27,462	Challenger, Ltd.	173,074
9,101	Deutsche Boerse AG	805,013
1,776	Eurazeo	122,209
4,678	EXOR SpA	211,681
93,750	First Pacific Co., Ltd.	62,100
4,067	Groupe Bruxelles Lambert SA	347,677
51,200	Hong Kong Exchanges & Clearing, Ltd.	1,301,091
7,850	Industrivarden AB, C Shares	134,268
21,268	Investor AB, B Shares	783,039
25,500	Japan Exchange Group, Inc.	398,313
10,568	Kinnevik Investment AB, Class B	324,188
15,532	London Stock Exchange Group plc	627,581
21,900	Mitsubishi UFJ Lease & Finance Co., Ltd.	112,829
62,100	ORIX Corp.	871,257
1,526	Pargesa Holding SA	96,166
34,000	Singapore Exchange, Ltd.	184,006
1,293	Wendel	153,564

		6,978,979

Diversified Telecommunication Services (3.1%):
8,120	Belgacom SA	263,400
89,571	Bezeq Israeli Telecommunication Corp., Ltd. (The)	197,172
386,061	BT Group plc	2,667,771

Continued

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
151,087	Deutsche Telekom AG, Registered Shares	$2,733,366
6,107	Elisa OYJ	229,642
91,652	France Telecom SA	1,537,376
110,820	HKT Trust & HKT, Ltd.	141,344
1,172	Iliad SA	279,578
19,887	Inmarsat plc	331,301
147,506	Koninklijke (Royal) KPN NV	556,912
34,652	Nippon Telegraph & Telephone Corp.	1,375,920
175,000	PCCW, Ltd.	102,520
367,200	Singapore Telecommunications, Ltd.	945,417
1,272	Swisscom AG, Registered Shares^	632,774
34,301	TDC A/S	170,186
92,233	Telecom Corp. of New Zealand, Ltd.	207,808
273,349	Telecom Italia SpA	279,551
565,455	Telecom Italia SpA*	712,612
28,640	Telefonica Deutschland Holding AG	152,879
208,216	Telefonica SA	2,297,902
34,683	Telenor ASA	577,194
123,406	TeliaSonera AB	614,096
201,029	Telstra Corp., Ltd.	815,459
11,577	TPG Telecom, Ltd.	82,743

		17,904,923

Electric Utilities (1.8%):
98,840	AusNet Services	106,158
30,000	Cheung Kong Infrastructure Holdings, Ltd.	276,548
29,100	Chubu Electric Power Co., Inc.	398,092
13,700	Chugoku Electric Power Co., Inc. (The)	180,343
89,500	CLP Holdings, Ltd.	758,986
32,496	Contact Energy, Ltd.	105,077
93,919	EDP - Energias de Portugal SA^	337,491
10,741	Electricite de France	157,768
16,685	Endesa SA	334,232
336,585	Enel SpA	1,407,669
20,559	Fortum OYJ	308,135
117,500	HK Electric Investments, Ltd.	98,437
7,100	Hokuriku Electric Power Co.	104,879
66,000	Hongkong Electric Holdings, Ltd.	605,969
246,842	Iberdrola SA	1,749,704
32,200	Kansai Electric Power Co., Inc. (The)*	385,326
22,900	Kyushu Electric Power Co., Inc.*^	250,262
31,280	Mighty River Power, Ltd.	59,059
3,926	Red Electrica Corporacion SA	327,189
46,609	Scottish & Southern Energy plc	1,043,548
9,500	Shikoku Electric Power Co., Inc.	148,273
70,604	Terna SpA	363,727
22,000	Tohoku Electric Power Co., Inc.	275,058
66,100	Tokyo Electric Power Co., Inc. (The)*	380,229

		10,162,159

Electrical Equipment (1.2%):
102,951	ABB, Ltd.	1,827,932
23,000	Fuji Electric Holdings Co., Ltd.	96,460
12,763	Legrand SA	720,257
2,100	Mabuchi Motor Co., Ltd.	113,474
90,000	Mitsubishi Electric Corp.	943,725
10,600	Nidec Corp.	767,349
3,810	OSRAM Licht AG	160,294

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
9,399	Prysmian SpA	$205,565
25,826	Schneider Electric SA	1,470,226
10,922	Vestas Wind Systems A/S	762,683

		7,067,965

Electronic Equipment, Instruments & Components (1.3%):
7,700	ALPS Electric Co., Ltd.	208,272
13,400	Citizen Holdings Co., Ltd.^	96,259
6,000	Hamamatsu Photonics K.K.^	164,475
11,466	Hexagon AB, B Shares	425,081
1,295	Hirose Electric Co., Ltd.^	156,529
3,200	Hitachi High-Technologies Corp.	86,487
226,100	Hitachi, Ltd.	1,279,358
2,436	Ingenico Group	307,869
2,270	Keyence Corp.	1,246,035
15,700	Kyocera Corp.^	727,773
9,600	Murata Manufacturing Co., Ltd.	1,378,027
16,000	Nippon Electric Glass Co., Ltd.	80,686
10,000	Omron Corp.	333,129
11,000	Shimadzu Corp.	184,325
6,300	TDK Corp.	403,029
10,900	Yaskawa Electric Corp.	148,375
9,500	Yokogawa Electric Corp.	114,231

		7,339,940

Energy Equipment & Services (0.2%):
16,640	AMEC plc	105,058
11,969	Petrofac, Ltd.	140,216
11,126	Saipem SpA*^	89,425
4,715	Technip-Coflexip SA	232,871
21,314	Tenaris SA	253,702
17,003	Transocean, Ltd.^	211,496

		1,032,768

Food & Staples Retailing (1.6%):
29,000	Aeon Co., Ltd.	445,985
26,057	Carrefour SA	750,245
2,351	Casino Guichard-Perrachon SA^	107,979
3,083	Colruyt SA	158,327
4,686	Delhaize Group	456,391
30,944	Distribuidora Internacional de Alimentacion SA	181,773
2,900	FamilyMart Co., Ltd.	134,766
3,375	ICA Gruppen AB^	122,296
59,361	J Sainsbury plc	226,168
12,095	Jeronimo Martins SGPS SA	157,128
39,104	Koninklijke Ahold NV	825,495
3,200	LAWSON, Inc.	259,542
8,811	Metro AG^	281,184
34,700	Seven & I Holdings Co., Ltd.	1,582,358
374,760	Tesco plc*	824,698
51,419	Wesfarmers, Ltd.	1,546,611
93,885	William Morrison Supermarkets plc	203,717
59,790	Woolworths, Ltd.	1,057,798

		9,322,461

Food Products (3.2%):
26,000	Ajinomoto Co., Inc.	615,450
3,899	Aryzta AG	197,333
17,088	Associated British Foods plc	841,007

Continued

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Food Products, continued
92	Barry Callebaut AG, Registered Shares	$100,368
3,300	Calbee, Inc.^	138,512
27,168	Danone SA	1,833,248
288,782	Golden Agri-Resources, Ltd.	68,826
7,291	Kerry Group plc, Class A	603,283
7,000	Kikkoman Corp.	242,303
43	Lindt & Spruengli AG	267,942
5	Lindt & Spruengli AG, Registered Shares	372,255
6,052	Meiji Holdings Co., Ltd.	499,086
148,061	Nestle SA, Registered Shares	10,978,110
9,000	Nippon Meat Packers, Inc.	176,535
9,645	Nisshin Seifun Group, Inc.	157,497
3,200	Nissin Foods Holdings Co., Ltd.	169,585
36,333	Orkla ASA, Class A	286,836
19,587	Tate & Lyle plc	172,590
3,800	Toyo Suisan Kaisha, Ltd.	132,289
301,000	WH Group, Ltd.*	166,838
82,500	Wilmar International, Ltd.	170,011
3,800	Yakult Honsha Co., Ltd.^	185,889
5,000	Yamazaki Baking Co., Ltd.	112,258

		18,488,051

Gas Utilities (0.5%):
51,885	APA Group	325,871
6,986	Enagas SA	196,544
16,215	Gas Natural SDG SA	329,356
334,211	Hong Kong & China Gas Co., Ltd.	653,862
87,000	Osaka Gas Co., Ltd.	313,740
97,701	Snam Rete Gas SpA	510,869
18,000	Toho Gas Co., Ltd.	116,256
112,000	Tokyo Gas Co., Ltd.	526,167

		2,972,665

Health Care Equipment & Supplies (0.9%):
2,467	Cochlear, Ltd.	170,801
4,936	Coloplast A/S, Class B^	398,487
9,589	Essilor International SA Compagnie Generale d’Optique	1,195,164
8,480	Getinge AB, B Shares	220,844
19,100	HOYA Corp.	778,779
13,100	Olympus Co., Ltd.	516,027
41,947	Smith & Nephew plc	742,347
2,395	Sonova Holding AG, Registered Shares	304,127
7,200	Sysmex Corp.	460,541
13,700	Terumo Corp.	424,101
1,254	William Demant Holding A/S*	119,111

		5,330,329

Health Care Providers & Services (0.6%):
8,400	Alfresa Holdings Corp.	166,193
10,097	Fresenius Medical Care AG & Co., KGaA	850,574
17,723	Fresenius SE & Co. KGaA	1,267,179
77,573	Healthscope, Ltd.	149,521
6,500	Medipal Holdings Corp.	110,695
2,700	Miraca Holdings, Inc.	119,086
6,725	Ramsay Health Care, Ltd.	330,618
18,525	Ryman Healthcare, Ltd.	107,543
17,423	Sonic Healthcare, Ltd.	225,694
3,270	Suzuken Co., Ltd.	124,658

		3,451,761

Shares		Fair Value
Common Stocks, continued
Health Care Technology (0.0%):
9,100	M3, Inc.^	$188,626

Hotels, Restaurants & Leisure (1.2%):
9,552	Accor SA	411,969
23,475	Aristocrat Leisure, Ltd.	173,441
8,249	Carnival plc	468,292
75,890	Compass Group plc	1,313,303
15,340	Crown, Ltd.	138,542
2,307	Flight Centre, Ltd.^	66,465
107,000	Galaxy Entertainment Group, Ltd.	333,631
361,757	Genting Singapore plc	195,064
11,238	InterContinental Hotels Group plc	436,014
2,929	McDonald’s Holdings Co., Ltd.	63,729
4,904	Melco Crown Entertainment, Ltd., ADR^	82,387
30,653	Merlin Entertainments plc	205,390
38,000	MGM China Holdings, Ltd.^	47,138
9,700	Oriental Land Co., Ltd.	584,077
108,900	Sands China, Ltd.	368,339
51,333	Shangri-La Asia, Ltd.	50,181
86,000	SJM Holdings, Ltd.^	61,124
4,330	Sodexo, Inc.	421,161
50,190	Tabcorp Holdings, Ltd.	171,109
66,313	Tatts Group, Ltd.	210,551
22,383	TUI AG	397,049
8,731	Whitbread plc	564,155
39,539	William Hill plc	230,698
65,200	Wynn Macau, Ltd.	75,573

		7,069,382

Household Durables (1.0%):
49,074	Barratt Developments plc	449,640
8,600	Casio Computer Co., Ltd.	200,777
11,423	Electrolux AB, Series B	274,374
16,881	Husqvarna AB, B Shares	111,455
6,800	Iida Group Holdings Co., Ltd.	125,970
14,600	Nikon Corp.^	195,066
103,400	Panasonic Corp.	1,049,527
13,519	Persimmon plc*	403,673
1,700	Rinnai Corp.	150,525
20,000	Sekisui Chemical Co., Ltd.	260,912
27,000	Sekisui House, Ltd.	453,771
60,100	Sony Corp.	1,472,536
156,947	Taylor Wimpey plc	468,604
63,500	Techtronic Industries Co., Ltd.	257,962

		5,874,792

Household Products (0.8%):
4,697	Henkel AG & Co. KGaA	450,673
29,961	Reckitt Benckiser Group plc	2,757,488
27,854	Svenska Cellulosa AB, B Shares	809,467
16,700	Unicharm Corp.	340,514

		4,358,142

Independent Power and Renewable Electricity Producers (0.1%):
7,000	Electric Power Development Co., Ltd.	249,137
77,089	Enel Green Power SpA	156,200
56,029	Meridian Energy, Ltd.	91,238

		496,575

Continued

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (1.4%):
127,744	CK Hutchison Holdings, Ltd.	$1,714,633
22,000	Keihan Electric Railway Co., Ltd.	147,190
66,600	Keppel Corp., Ltd.	304,044
43,950	Koninklijke Philips Electronics NV	1,117,295
66,390	NWS Holdings, Ltd.	99,009
4,800	Seibu Holdings, Inc.	98,186
49,600	SembCorp Industries, Ltd.	106,182
36,945	Siemens AG, Registered Shares	3,583,957
18,728	Smiths Group plc	259,049
197,000	Toshiba Corp.^	404,312

		7,833,857

Insurance (5.9%):
9,593	Admiral Group plc	233,300
84,764	AEGON NV	478,384
9,332	Ageas NV	432,491
563,400	AIA Group, Ltd.	3,356,597
21,371	Allianz SE, Registered Shares +	3,785,479
143,957	AMP, Ltd.	606,687
55,428	Assicurazioni Generali SpA	1,013,307
184,318	Aviva plc	1,392,519
90,087	AXA SA	2,462,521
2,231	Baloise Holding AG, Registered Shares	283,002
6,995	CNP Assurances SA	94,203
49,700	Dai-ichi Life Insurance Co., Ltd. (The)	824,763
67,657	Direct Line Insurance Group plc	404,078
8,863	Gjensidige Forsikring ASA	141,183
2,879	Hannover Rueckversicherung AG, Registered Shares	329,944
111,982	Insurance Australia Group, Ltd.	449,779
20,600	Japan Post Holdings Co., Ltd.*	319,679
273,855	Legal & General Group plc	1,079,880
48,364	MAPFRE SA	120,612
153,509	Medibank Private, Ltd.	239,207
22,811	MS&AD Insurance Group Holdings, Inc.	667,177
7,936	Muenchener Rueckversicherungs-Gesellschaft AG	1,589,161
15,025	NKSJ Holdings, Inc.	491,519
10,828	NN Group NV	380,720
222,470	Old Mutual plc	585,658
118,415	Prudential plc	2,650,689
65,919	QBE Insurance Group, Ltd.	599,542
45,636	RSA Insurance Group plc	286,732
20,690	Sampo OYJ, A Shares	1,048,554
6,720	SCOR SA	251,355
7,100	Sony Financial Holdings, Inc.	126,843
23,227	St. James Place plc	342,537
93,295	Standard Life plc	535,227
57,978	Suncorp-Metway, Ltd.	507,490
1,611	Swiss Life Holding AG, Registered Shares	432,489
16,211	Swiss Re AG	1,577,449
26,536	T&D Holdings, Inc.	348,869
32,500	Tokio Marine Holdings, Inc.	1,252,396
4,685	Tryg A/S^	93,061
54,952	UnipolSai SpA	139,197
7,069	Zurich Insurance Group AG	1,804,262

		33,758,542

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (0.1%):
44,600	Rakuten, Inc.	$514,043
3,893	Zalando SE*	153,768

		667,811

Internet Software & Services (0.2%):
30,685	Auto Trader Group plc*	200,492
7,200	Kakaku.com, Inc.	142,158
1,600	mixi, Inc.	59,745
5,744	United Internet AG, Registered Shares	315,827
66,800	Yahoo! Japan Corp.^	271,513

		989,735

IT Services (0.6%):
20,240	Amadeus IT Holding SA	891,112
3,959	Atos Origin SA	332,468
7,600	Cap Gemini SA	703,118
23,085	Computershare, Ltd.	194,529
93,000	Fujitsu, Ltd.	462,952
2,600	Itochu Techno-Solutions Corp.	51,957
6,560	Nomura Research Institute, Ltd.^	252,165
6,600	NTT Data Corp.	318,869
2,900	OBIC Co., Ltd.	153,753
2,400	Otsuka Corp.	117,710

		3,478,633

Leisure Products (0.2%):
8,400	Namco Bandai Holdings, Inc.	176,523
2,000	Sankyo Co., Ltd.	74,607
7,400	Sega Sammy Holdings, Inc.	69,114
3,600	Shimano, Inc.	551,450
7,400	Yamaha Corp.	178,816

		1,050,510

Life Sciences Tools & Services (0.1%):
2,433	Lonza Group AG, Registered Shares	395,661
9,909	QIAGEN NV*	268,050

		663,711

Machinery (2.3%):
13,395	Alfa Laval AB	243,383
9,976	Alstom SA*^	304,831
14,500	AMADA Co., Ltd.	138,391
3,484	Andritz AG	168,966
19,834	Atlas Copco AB, B Shares	456,338
31,739	Atlas Copco AB, A Shares	773,751
42,241	CNH Industrial NV	287,902
9,000	FANUC Corp.	1,551,715
8,127	GEA Group AG	327,444
11,000	Hino Motors, Ltd.	126,930
4,300	Hitachi Construction Machinery Co., Ltd.^	66,955
1,900	Hoshizaki Electric Co., Ltd.	118,104
62,000	IHI Corp.^	170,488
12,298	IMI plc	155,122
9,000	JTEKT Corp.	147,319
68,000	Kawasaki Heavy Industries, Ltd.	251,498
43,000	Komatsu, Ltd.	700,722
16,256	Kone OYJ, B Shares^	683,397
53,000	Kubota Corp.	817,101
5,100	Kurita Water Industries, Ltd.^	106,784

Continued

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
5,300	Makita Corp.	$304,625
1,549	MAN AG	156,691
42,654	Melrose Industries plc	181,979
4,769	Metso Corp. OYJ^	106,175
15,000	Minebea Co., Ltd.	128,820
141,000	Mitsubishi Heavy Industries, Ltd.	615,969
5,000	Nabtesco Corp.	101,619
13,000	NGK Insulators, Ltd.	293,279
21,500	NSK, Ltd.	233,218
48,105	Sandvik AB^	416,936
1,929	Schindler Holding AG	323,101
923	Schindler Holding AG, Registered Shares	154,921
41,200	SembCorp Marine, Ltd.^	50,586
18,336	SKF AB, B Shares	295,814
2,600	SMC Corp.	674,340
1,052	Sulzer AG, Registered Shares	98,957
23,000	Sumitomo Heavy Industries, Ltd.	103,041
5,600	THK Co., Ltd.^	103,642
73,251	Volvo AB, B Shares	676,726
7,458	Wartsila Corp. OYJ, Class B	338,145
9,660	Weir Group plc (The)	142,069
84,550	Yangzijiang Shipbuilding Holdings, Ltd.	65,310
8,139	Zardoya Otis SA	94,820

		13,257,924

Marine (0.2%):
170	A.P. Moeller - Maersk A/S, Class A^	218,556
320	A.P. Moeller - Maersk A/S, Class B	415,595
2,451	Kuehne & Nagel International AG, Registered Shares	336,169
52,000	Mitsui O.S.K. Lines, Ltd.	131,009
74,000	Nippon Yusen Kabushiki Kaisha	179,384

		1,280,713

Media (1.9%):
3,855	Altice N.V., Class B*	55,768
16,715	Altice N.V., Registered Shares, Class A*	238,989
2,263	Axel Springer AG^	125,830
47,554	British Sky Broadcasting Group plc	777,918
10,477	Dentsu, Inc.	573,554
7,412	Eutelsat Communications SA	221,318
9,700	Hakuhodo DY Holdings, Inc.	104,838
181,138	ITV plc	737,979
3,488	JCDecaux SA	133,494
954	Kabel Deutschland Holding AG	117,883
5,258	Lagardere SCA	156,421
5,378	Numericable-SFR	195,238
38,982	Pearson plc	421,222
9,963	ProSiebenSat.1 Media AG	503,900
9,223	Publicis Groupe SA	611,627
2,344	REA Group, Ltd.	93,185
52,793	Reed Elsevier plc	925,459
48,346	RELX NV	812,871
1,679	RTL Group	140,218
3,491	Schibsted ASA, B Shares*	110,855
3,481	Schibsted ASA, Class A	114,292
14,578	SES Global, Class A	404,039
62,268	Singapore Press Holdings, Ltd.^	172,703

Shares		Fair Value
Common Stocks, continued
Media, continued
3,093	Telenet Group Holding NV*	$166,668
4,700	Toho Co., Ltd.	130,242
53,259	Vivendi Universal SA	1,146,688
14,246	Wolters Kluwer NV	477,258
60,840	WPP plc	1,400,200

		11,070,657

Metals & Mining (1.9%):
105,355	Alumina, Ltd.	87,744
69,438	Anglo American plc	305,891
17,365	Antofagasta plc	118,978
46,041	ArcelorMittal^	192,351
97,564	BHP Billiton plc	1,095,209
148,099	BHP Billiton, Ltd.	1,923,330
12,751	Boliden AB	211,565
63,851	Fortescue Metals Group, Ltd.^	86,096
9,184	Fresnillo plc	96,110
594,658	Glencore International plc	791,123
9,000	Hitachi Metals, Ltd.	110,997
17,217	Iluka Resources, Ltd.	76,163
21,500	JFE Holdings, Inc.	337,972
169,000	Kobe Steel, Ltd.	183,634
1,600	Maruichi Steel Tube, Ltd.	47,225
52,000	Mitsubishi Materials Corp.	163,568
33,984	Newcrest Mining, Ltd.*	321,166
36,748	Nippon Steel Corp.	727,734
72,480	Norsk Hydro ASA	269,662
4,087	Randgold Resources, Ltd.	252,144
57,755	Rio Tinto plc	1,682,896
19,214	Rio Tinto, Ltd.	619,752
225,676	South32, Ltd.*	173,082
24,000	Sumitomo Metal & Mining Co., Ltd.	290,117
16,675	ThyssenKrupp AG	330,639
6,691	Voestalpine AG	204,748

		10,699,896

Multiline Retail (0.4%):
5,000	Don Quijote Co., Ltd.	175,686
23,568	Harvey Norman Holdings, Ltd.	71,203
15,500	Isetan Mitsukoshi Holdings, Ltd.	201,695
10,100	J. Front Retailing Co., Ltd.	146,350
74,240	Marks & Spencer Group plc	493,280
11,000	MARUI GROUP Co., Ltd.^	178,745
6,829	Next plc	731,959
1,100	Ryohin Keikaku Co., Ltd.^	223,031
15,000	Takashimaya Co., Ltd.	134,993

		2,356,942

Multi-Utilities (1.2%):
30,045	AGL Energy, Ltd.	392,764
232,708	Centrica plc	747,357
114,025	Duet Group	188,898
94,787	E.ON AG	917,206
67,872	Engie Group	1,201,016
174,832	National Grid plc	2,404,337
21,150	RWE AG	269,555
13,931	Suez Environnement Co.	260,628
21,854	Veolia Environnement SA	517,940

		6,899,701

Continued

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (4.3%):
157,669	BG Group plc	$2,286,084
853,394	BP plc	4,446,358
12,092	Caltex Australia, Ltd.	329,148
207	Delek Group, Ltd.	41,459
117,151	ENI SpA	1,735,256
16,434	Galp Energia SGPS SA	190,475
3,800	Idemitsu Kosan Co., Ltd.	60,468
42,800	INPEX Corp.	422,430
100,570	JX Holdings, Inc.	420,635
3,064	Koninklijke Vopak NV	131,748
10,926	Lundin Petroleum AB*	156,722
6,322	Neste Oil OYJ	188,479
63,042	Oil Search, Ltd.	308,562
6,366	OMV AG	178,686
76,180	Origin Energy, Ltd.(a)	256,549
51,614	Repsol SA	561,846
112,960	Royal Dutch Shell plc, B Shares	2,578,995
182,158	Royal Dutch Shell plc, A Shares	4,091,875
57,460	Santos, Ltd.	152,036
7,400	Showa Shell Sekiyu K.K.^	60,158
52,839	Statoil ASA	739,277
12,000	TonenGeneral Sekiyu K.K.	100,855
101,306	Total SA	4,511,135
35,068	Woodside Petroleum, Ltd.	735,291

		24,684,527

Paper & Forest Products (0.2%):
17,137	Mondi plc	334,164
37,000	OYI Paper Co., Ltd.	149,146
26,161	Stora Enso OYJ, Registered Shares	235,234
23,668	UPM-Kymmene OYJ	438,291

		1,156,835

Personal Products (1.7%):
4,643	Beiersdorf AG	422,317
23,500	Kao Corp.	1,206,085
1,300	KOSE Corp.	119,691
11,860	L’Oreal SA	1,995,063
16,900	Shiseido Co., Ltd.^	349,758
76,245	Unilever NV	3,302,911
59,906	Unilever plc	2,564,679

		9,960,504

Pharmaceuticals (9.6%):
99,100	Astellas Pharma, Inc.	1,407,813
58,206	AstraZeneca plc	3,934,690
38,541	Bayer AG	4,834,747
10,200	Chugai Pharmaceutical Co., Ltd.	355,540
29,600	Daiichi Sankyo Co., Ltd.^	608,377
6,600	Dainippon Sumitomo Pharma Co., Ltd.^	77,669
12,000	Eisai Co., Ltd.	793,334
174	Galenica AG	271,370
226,994	GlaxoSmithKline plc	4,584,175
2,500	Hisamitsu Pharmaceutical Co., Inc.	104,876
11,000	Kyowa Hakko Kogyo Co., Ltd.	173,028
5,967	Merck KGaA	579,511
9,600	Mitsubishi Tanabe Pharma Corp.	165,407
105,666	Novartis AG, Registered Shares	9,034,677

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
91,243	Novo Nordisk A/S, B Shares	$5,245,599
3,800	Ono Pharmaceutical Co., Ltd.	675,477
5,662	Orion OYJ, Class B^	195,156
18,300	Otsuka Holdings Co., Ltd.	647,474
32,626	Roche Holding AG	8,994,032
55,110	Sanofi-Aventis SA	4,701,664
16,400	Santen Pharmaceutical Co., Ltd.	269,739
14,600	Shionogi & Co., Ltd.	660,129
27,693	Shire plc	1,897,639
1,300	Taisho Pharmaceutical Holdings Co., Ltd.^	91,809
36,600	Takeda Pharmacuetical Co., Ltd.	1,822,299
411	Taro Pharmaceutical Industries, Ltd.*	63,520
39,926	Teva Pharmaceutical Industries, Ltd.	2,621,317
5,632	UCB SA	506,877

		55,317,945

Professional Services (0.6%):
7,454	Adecco SA, Registered Shares	511,973
12,825	Bureau Veritas SA	255,188
31,898	Capita Group plc	567,457
44,441	Experian plc	785,183
7,491	Intertek Group plc	306,315
5,775	Randstad Holding NV	359,184
5,900	Recruit Holdings Co., Ltd.	173,507
14,287	Seek, Ltd.^	158,813
248	SGS SA, Registered Shares^	472,604

		3,590,224

Real Estate Investment Trusts (REITs) (1.7%):
98,200	Ascendas Real Estate Investment Trust	157,339
47,111	British Land Co. plc	542,180
85,100	CapitaCommercial Trust	80,824
116,800	CapitaMall Trust	158,351
49,780	Dexus Property Group	269,858
1,424	Fonciere des Regions SA	127,462
1,564	Gecina SA	189,724
81,320	GPT Group(b)	281,006
39,949	Hammerson plc	353,019
1,483	ICADE	99,548
33	Japan Prime Realty Investment Corp.	112,938
62	Japan Real Estate Investment Corp.	301,570
106	Japan Retail Fund Investment Corp.	203,579
10,213	Klepierre	452,846
37,447	Land Securities Group plc	649,130
43,151	Liberty International plc	201,626
101,000	Link REIT (The)	602,566
83,813	Macquarie Goodman Group	379,355
169,047	Mirvac Group	241,838
69	Nippon Building Fund, Inc.	329,619
69	Nippon Prologis REIT, Inc.	124,704
159	Nomura Real Estate Master Fund, Inc.*	196,831
251,836	Scentre Group	762,998
34,550	SERGO plc	218,068
108,346	Stockland Trust Group	321,564
102,700	Suntec REIT	111,664
4,484	Unibail-Rodamco SE	1,136,782
108	United Urban Investment Corp.	146,506

Continued

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
156,780	Vicinity Centres	$317,634
91,062	Westfield Corp.	626,291

		9,697,420

Real Estate Management & Development (1.9%):
4,560	AEON Mall Co., Ltd.	78,287
1,146	Azrieli Group	42,686
74,028	BGP Holdings plc*(a)	–
120,200	CapitaLand, Ltd.	282,226
125,744	Cheung Kong Property Holdings, Ltd.	811,219
20,400	City Developments, Ltd.	109,770
3,400	Daito Trust Construction Co., Ltd.	393,683
29,000	Daiwa House Industry Co., Ltd.	831,551
15,580	Deutsche Wohnen AG	433,620
168,800	Global Logistic Properties, Ltd.	254,266
103,000	Hang Lung Properties, Ltd.	233,619
51,843	Henderson Land Development Co., Ltd.	315,601
28,600	Hongkong Land Holdings, Ltd.	199,444
12,300	Hulic Co., Ltd.	107,897
27,000	Hysan Development Co., Ltd.	110,170
7,136	IMMOEAST AG NPV(BR)*(b)	–
31,500	Kerry Properties, Ltd.	85,757
23,524	Lend Lease Group	242,578
58,000	Mitsubishi Estate Co., Ltd.	1,202,313
44,000	Mitsui Fudosan Co., Ltd.	1,102,666
232,623	New World Development Co., Ltd.	228,263
5,100	Nomura Real Estate Holdings, Inc.	94,483
6,100	NTT Urban Development Corp.^	58,626
139,600	Sino Land Co., Ltd.	203,426
16,000	Sumitomo Realty & Development Co., Ltd.	455,944
80,000	Sun Hung Kai Properties, Ltd.	960,180
26,000	Swire Pacific, Ltd., Class A	290,810
51,600	Swire Properties, Ltd.	148,316
3,047	Swiss Prime Site AG	238,003
9,000	Tokyo Tatemono Co., Ltd.	97,865
22,800	Tokyu Fudosan Holdings Corp.	142,684
20,196	UOL Group, Ltd.	88,602
22,054	Vonovia SE	683,023
68,300	Wharf Holdings, Ltd. (The)	377,007
51,000	Wheelock & Co., Ltd.	213,981

		11,118,566

Road & Rail (1.2%):
31,158	Asciano, Ltd.	198,182
95,055	Aurizon Holdings, Ltd.	302,222
6,700	Central Japan Railway Co.	1,186,985
103,100	ComfortDelGro Corp., Ltd.	220,621
8,866	DSV A/S	348,360
15,613	East Japan Railway Co.	1,467,527
54,000	Hankyu Hanshin Holdings, Inc.	350,809
20,000	Keihin Electric Express Railway Co., Ltd.	165,168
31,000	Keio Corp.	267,808
13,000	Keisei Electric Railway Co., Ltd.	165,468
79,000	Kintetsu Corp.	321,409
64,500	MTR Corp., Ltd.	318,237
40,000	Nagoya Railroad Co., Ltd.^	166,529
39,000	Nippon Express Co., Ltd.	183,007

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
32,000	Odakyu Electric Railway Co., Ltd.	$344,522
43,000	Tobu Railway Co., Ltd.	212,006
51,000	Tokyu Corp.	403,465
7,500	West Japan Railway Co.	517,402

		7,139,727

Semiconductors & Semiconductor Equipment (0.8%):
64,683	ARM Holdings plc	976,616
11,000	ASM Pacific Technology, Ltd.	86,060
16,185	ASML Holding NV	1,442,153
54,042	Infineon Technologies AG	790,733
6,242	NXP Semiconductors NV*	525,889
4,700	ROHM Co., Ltd.	237,553
26,926	STMicroelectronics NV	179,593
8,000	Tokyo Electron, Ltd.	480,165

		4,718,762

Software (1.1%):
3,215	Check Point Software Technologies, Ltd.*^	261,636
5,641	Dassault Systemes SA	451,267
3,591	Gemalto NV	214,544
17,700	Gungho Online Enetertainment, Inc.^	48,189
4,300	Konami Corp.^	102,562
3,714	Mobileye NV*^	157,028
5,900	Nexon Co., Ltd.	95,783
2,676	NICE Systems, Ltd.	153,575
4,800	Nintendo Co., Ltd.	660,860
1,700	Oracle Corp.^	79,289
53,126	Sage Group plc	472,296
45,909	SAP AG	3,656,210
4,700	Trend Micro, Inc.	190,681

		6,543,920

Specialty Retail (1.1%):
1,300	ABC-Mart, Inc.	71,319
49,643	Dixons Carphone plc	364,790
1,776	Dufry AG, Registered Shares*	210,710
2,600	Fast Retailing Co., Ltd.	910,589
43,992	Hennes & Mauritz AB, B Shares	1,567,613
800	Hikari Tsushin, Inc.	54,313
50,468	Industria de Diseno Textil SA	1,731,638
103,425	Kingfisher plc	500,727
3,300	Nitori Co., Ltd.	277,393
2,600	Sanrio Co., Ltd.^	60,879
1,000	Shimamura Co., Ltd.^	116,894
11,797	Sports Direct International*	100,009
10,000	USS Co., Ltd.	150,476
28,700	Yamada Denki Co., Ltd.^	124,131

		6,241,481

Technology Hardware, Storage & Peripherals (0.6%):
9,400	Brother Industries, Ltd.	107,803
48,900	Canon, Inc.	1,482,310
21,300	Fujifilm Holdings Corp.	887,270
20,200	Konica Minolta Holdings, Inc.	202,632
119,000	NEC Corp.	378,026

Continued

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
35,100	Ricoh Co., Ltd.	$360,567
12,600	Seiko Epson Corp.	193,676

		3,612,284

Textiles, Apparel & Luxury Goods (1.6%):
9,848	Adidas AG	959,479
6,600	ASICS Corp.^	136,616
19,569	Burberry Group plc	344,148
2,518	Christian Dior SA	427,670
23,999	Compagnie Financiere Richemont SA	1,724,446
1,201	Hermes International SA	404,876
2,871	Hugo Boss AG	239,057
3,523	Kering	600,428
244,000	Li & Fung, Ltd.	164,660
8,178	Luxottica Group SpA	533,047
13,111	LVMH Moet Hennessy Louis Vuitton SA	2,049,321
5,063	Pandora A/S	638,983
1,509	Swatch Group AG (The)^	526,762
2,187	Swatch Group AG (The), Registered Shares	147,782
36,000	Yue Yuen Industrial Holdings, Ltd.	122,307

		9,019,582

Tobacco (1.6%):
86,873	British American Tobacco plc	4,824,160
44,081	Imperial Tobacco Group plc	2,318,137
50,800	Japan Tobacco, Inc.	1,865,464
8,749	Swedish Match AB, Class B	309,750

		9,317,511

Trading Companies & Distributors (1.1%):
3,905	AerCap Holdings NV*	168,540
23,224	Ashtead Group plc	382,088
7,024	Brenntag AG	366,549
16,565	Bunzl plc	457,524
73,600	ITOCHU Corp.	867,710
73,300	Marubeni Corp.	376,330
64,600	Mitsubishi Corp.	1,073,361
79,000	Mitsui & Co., Ltd.	938,385
185,290	Noble Group, Ltd.^	51,565
114,612	Rexel SA	193,959
50,400	Sumitomo Corp.	513,391
9,100	Toyota Tsushu Corp.	212,871
11,340	Travis Perkins plc	327,606
11,668	Wolseley plc	634,169

		6,564,048

Transportation Infrastructure (0.6%):
23,893	Abertis Infraestructuras SA	372,372
3,404	Aena SA*	387,774
1,387	Aeroports de Paris	160,793
18,704	Atlantia SpA	495,333
38,527	Auckland International Airport, Ltd.	151,280
1,655	Fraport AG	105,584
24,010	Groupe Eurotunnel SA	297,929
239,400	Hutchison Port Holdings Trust	126,470
2,200	Japan Airport Terminal Co., Ltd.^	97,577
10,000	Kamigumi Co., Ltd.	86,089

Shares or Principal Amount		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
5,000	Mitsubishi Logistics Corp.^	$65,956
50,912	Sydney Airport	234,169
89,426	Transurban Group	678,814

		3,260,140

Water Utilities (0.1%):
11,990	Severn Trent plc	384,470
30,898	United Utilities Group plc	425,754

		810,224

Wireless Telecommunication Services (1.7%):
80,400	KDDI Corp.	2,081,572
3,147	Millicom International Cellular SA, SDR	179,370
66,700	NTT DoCoMo, Inc.	1,367,224
44,400	SoftBank Group Corp.	2,237,788
26,002	StarHub, Ltd.	67,661
13,115	Tele2 AB	130,366
1,240,398	Vodafone Group plc	4,011,530

		10,075,511

Total Common Stocks (Cost $482,983,244)		565,985,403

Preferred Stocks (0.5%):
Automobiles (0.3%):
2,298	Bayerische Motoren Werke AG (BMW), 3.79%	192,465
6,735	Porsche Automobil Holding SE, 4.03%	364,909
8,593	Volkswagen AG, 3.65%	1,244,695

		1,802,069

Household Products (0.2%):
8,347	Henkel AG & Co. KGaA, 1.28%	930,331

Total Preferred Stocks (Cost $2,335,625)		2,732,400

Warrant (0.0%):
Transportation Infrastructure (0.0%):
4,752	Transurban Group*	36,071

Total Warrant (Cost $32,809)		36,071

Rights (0.0%):
Banks (0.0%):
43,534	Unione di Banche Italiane SpA , Expires on 1/13/16*(b)	—

Oil, Gas & Consumable Fuels (0.0%):
51,614	Repsol SA , Expires on 1/08/16*	25,743

Real Estate Investment Trusts (REITs) (0.0%):
3,682	Ascendas Real Estate Investment Trust , Expires on 1/14/16*(b)	161

	Total Rights (Cost $—)	25,904

Securities Held as Collateral for Securities on Loan (3.2%):
$18,303,459	AZL International Index Fund Securities Lending Collateral Account(c)	18,303,459

Total Securities Held as Collateral for Securities on Loan (Cost $18,303,459)		18,303,459

Total Investment Securities (Cost $502,916,610)(d) — 101.9%		587,083,237
Net other assets (liabilities) — (1.9)%		(10,753,629)

Net Assets — 100.0%		$576,329,608

Continued

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $17,176,188.

+	Affiliated Securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 0.04% of the net assets of the fund.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	6.6%
Austria	0.2%
Belgium	1.4%
Bermuda	0.1%
China	—	%NM
Denmark	1.8%
Finland	0.9%
France	9.0%
Germany	8.9%
Hong Kong	3.0%
Ireland (Republic of)	0.8%
Israel	0.7%
Italy	2.2%
Japan	22.5%
Luxembourg	0.2%
Netherlands	3.2%
New Zealand	0.2%
Norway	0.5%
Portugal	0.1%
Singapore	1.2%
Spain	3.1%
Sweden	2.7%
Switzerland	9.4%
United Kingdom	18.1%
United States	3.2%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts

Cash of $479,638 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/17/16	9	$861,690	$57,609
FTSE 100 Index March Futures (British Pounds)	Long	3/18/16	20	1,827,160	89,389
SGX Nikkei 225 Index March Futures (Japanese Yen)	Long	3/10/16	26	2,041,188	2,403
DJ EURO STOXX 50 March Futures (Euro)	Long	3/18/16	64	2,282,386	69,186

Total					$218,587

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$500,419,774
Investments in affiliates, at cost	2,496,836

Total Investment securities, at cost	$502,916,610

Investments in non-affiliates, at value	$583,297,758
Investments in affiliates, at value	3,785,479

Total Investment securities, at value*	$587,083,237
Cash	47,082
Segregated cash for collateral	479,638
Interest and dividends receivable	620,043
Foreign currency, at value (cost $6,007,229)	6,088,806
Receivable for capital shares issued	103,988
Receivable for investments sold	1,087
Receivable for variation margin on futures contracts	1,076
Reclaims receivable	784,645

Total Assets	595,209,602

Liabilities:
Payable for capital shares redeemed	385
Payable for collateral received on loaned securities	18,303,459
Payable for variation margin on futures contracts	27,060
Manager fees payable	192,402
Administration fees payable	22,919
Distribution fees payable	122,272
Custodian fees payable	114,304
Administrative and compliance services fees payable	1,939
Trustee fees payable	1,425
Other accrued liabilities	93,829

Total Liabilities	18,879,994

Net Assets	$576,329,608

Net Assets Consist of:
Capital	$539,496,485
Accumulated net investment income/(loss)	13,314,453
Accumulated net realized gains/(losses) from investment transactions	(60,888,762)
Net unrealized appreciation/(depreciation) on investments	84,407,432

Net Assets	$576,329,608

Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,959,078
Net Asset Value (offering and redemption price per share)	$14.42

*	Includes securities on loan of $17,176,188.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$22,196,202
Dividends from affiliates	149,468
Income from securities lending	372,832
Foreign withholding tax	(2,942,603)

Total Investment Income	19,775,899

Expenses:
Manager fees	2,380,767
Administration fees	304,103
Distribution fees	1,700,552
Custodian fees	343,764
Administrative and compliance services fees	10,818
Trustee fees	36,696
Professional fees	43,076
Shareholder reports	17,339
Other expenses	261,585

Total expenses before reductions	5,098,700
Less expense contractually waived/reimbursed by the Manager	(37,705)

Net expenses	5,060,995

Net Investment Income/(Loss)	14,714,904

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	24,332,765
Net realized gains/(losses) on futures contracts	251,018
Change in net unrealized appreciation/depreciation on investments	(12,593,414)

Net Realized/Unrealized Gains/(Losses) on Investments	11,990,369

Change in Net Assets Resulting From Operations	$26,705,273

See accompanying notes to the financial statements.

15

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$14,714,904	$24,314,166
Net realized gains/(losses) on investment transactions	24,583,783	(1,743,112)
Change in unrealized appreciation/depreciation on investments	(12,593,414)	(76,247,381)

Change in net assets resulting from operations	26,705,273	(53,676,327)

Distributions to Shareholders:
From net investment income	(23,639,714)	(15,224,243)

Change in net assets resulting from distributions to shareholders	(23,639,714)	(15,224,243)

Capital Transactions:
Proceeds from shares issued	105,467,563	145,001,811
Proceeds from dividends reinvested	23,639,714	15,224,243
Value of shares redeemed	(419,145,072)	(36,219,208)

Change in net assets resulting from capital transactions	(290,037,795)	124,006,846

Change in net assets	(286,972,236)	55,106,276
Net Assets:
Beginning of period	863,301,844	808,195,568

End of period	$576,329,608	$863,301,844

Accumulated net investment income/(loss)	$13,314,453	$21,347,325

Share Transactions:
Shares issued	6,787,158	8,994,284
Dividends reinvested	1,634,835	926,612
Shares redeemed	(24,955,414)	(2,188,320)

Change in shares	(16,533,421)	7,732,576

See accompanying notes to the financial statements.

16

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.28	$16.57	$13.93	$12.03	$13.99

Investment Activities:
Net Investment Income/(Loss)	0.58	0.42	0.29	0.26	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	(1.43)	2.65	1.89	(2.07)

Total from Investment Activities	(0.21)	(0.99)	2.94	2.15	(1.79)

Dividends to Shareholders From:
Net Investment Income	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)

Total Dividends	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)

Net Asset Value, End of Period	$14.42	$15.28	$16.57	$13.93	$12.03

Total Return(a)	(1.39)%	(6.18)%	21.36%	18.04%	(12.78)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$576,330	$863,302	$808,196	$567,238	$380,763
Net Investment Income/(Loss)	2.16%	2.88%	2.23%	2.66%	2.70%
Expenses Before Reductions(b)	0.75%	0.75%	0.76%	0.80%	0.83%
Expenses Net of Reductions	0.74%	0.75%	0.76%	0.77%	0.74%
Portfolio Turnover Rate(c)	13%	3%	2%	3%	12%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $26.5 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $36,841 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $7.0 million as of December 31, 2015. The monthly average notional amount for these contracts was $9.0 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$218,587	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$251,018	$(149,012)

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit.

At December 31, 2015, the reimbursements that are subject to repayment by the Fund in subsequent years were a follows:

	Expires 12/31/2018	Total
AZL International Index Fund	$37,705	$37,705

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
Allianz SE, Registered Shares	$5,105,962	$201,513	$(1,927,030)	$3,785,479	$149,468

	$5,105,962	$201,513	$(1,927,030)	$3,785,479	$149,468

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $7,420 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks
Airlines	$118,018	$1,406,329		$—	$1,524,347
Hotels, Restaurants & Leisure	82,387	6,986,995		—	7,069,382
Pharmaceuticals	63,520	55,254,425		—	55,317,945
Real Estate Management & Development	—	11,118,566		—^	11,118,566
Semiconductors & Semiconductor Equipment	525,889	4,192,873		—	4,718,762
Software	418,664	6,125,256		—	6,543,920
Trading Companies & Distributors	168,540	6,395,508		—	6,564,048
All Other Common Stocks+	—	473,128,433		—	473,128,433
Preferred Stocks+	—	2,732,400		—	2,732,400
Warrant	—	36,071		—	36,071
Rights	—	25,904		—	25,904
Securities Held as Collateral for Securities on Loan	—	18,303,459		—	18,303,459

Total Investment Securities	1,377,018	585,706,219		—^	587,083,237

Other Financial Instruments:*
Futures Contracts	218,587	—		—	218,587

Total Investments	$1,595,605	$585,706,219	$	—^	$587,301,824

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^	Represents interest in securities that were determined to have a value of zero at December 31, 2015.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

For the year ended December 31, 2015, there have been no significant changes to the Funds’ fair valuation methodologies. Changes in valuation techniques may result in transfers out of an investment’s assigned level within the hierarchy during the reporting period. The Trust defines a significant transfer as aggregate transfers that are greater than 2% of a Fund’s net assets. There were significant total transfers between Level 1 and Level 2 during the reporting period. Level 1 securities were valued using quoted prices from stock exchanges. Level 2 securities were valued using fair valuation methodologies. These transfers were as follows:

	Transfers from Level 2 to Level 1	Transfers from Level 1 to Level 2	Total Transfers*
AZL International Index Fund	$8,185,594	$8,092,408	$16,278,002

*	Represents 3.49% of net assets as of December 31, 2015.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$87,738,959	$381,719,778

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $509,790,850. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$122,550,574
Unrealized depreciation	(45,258,187)

Net unrealized appreciation/(depreciation)	$77,292,387

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2015

Capital loss carryforwards subject to expiration:

Expires 12/31/2016
AZL International Index Fund	$55,890,176

During the year ended December 31, 2015, the Fund utilized $43,097,390 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$23,639,714	$—	$23,639,714

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$15,224,243	$—	$15,224,243

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$15,348,263	$—	$(55,890,176)	$77,375,036	$36,833,123

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL International Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

27

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Invesco Equity and Income Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statements of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 22

Other Federal Income Tax Information Page 23

Other Information Page 24

Approval of Investment Advisory and Subadvisory Agreements Page 25

Information about the Board of Trustees and Officers Page 28

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Invesco Equity and Income Fund returned -2.47%. That compared to a 1.38% and 0.55% total return for its benchmarks, the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index1, respectively.

U.S. stocks delivered modest gains amid sharp volatility during the 12 months through December 31, 2015. In the first half of the period, the U.S. economy recorded slow but steady growth. The increasing availability of credit and an improving employment picture contributed to higher consumer confidence and spending, which drove U.S. equity markets higher. These positive trends were countered somewhat by a strong U.S. dollar, which created foreign-exchange headwinds for U.S.-based companies. The strong dollar also hurt commodity- and materials-based sectors. During the summer, global markets reversed sharply, declining on concerns about China’s slowing economy. The continued slump in oil prices also contributed to market volatility.

U.S. markets eventually rallied in the fall, and the U.S. Federal Reserve saw enough positive economic data to raise short-term interest rates in December. As a result, most major indexes finished the year in positive territory. Sector performance within the S&P 500 was mixed, however, with health care, telecommunication services, information technology, consumer discretionary and consumer staples posting positive performance.

The equity portion of the portfolio underperformed its benchmark. Stock selection and an overweight position in the energy sector hurt the Fund’s relative performance, as energy stocks suffered from declining oil prices. Underweight positions and stock selection in the consumer discretionary and information technology sectors also detracted from relative performance.*

The Fund benefitted from an underweight position and stock selection in the industrial sector. An underweight position in the poor-performing utilities sector also boosted relative performance.*

The fixed-income portion of the portfolio underperformed the Barclay’s Aggregate Index. Security selection among high-grade issuers in the telecommunications, media and technology sectors detracted the most from relative performance. Underweight positions and security selection in government bonds and high-quality energy bonds also hurt relative performance. The Fund also maintained a lower average duration than the index, which detracted from performance. However, the portfolio’s bond allocation helped the Fund’s absolute performance, as it outperformed by a large margin the large value equities that are the focus of the Fund’s investing style.*

The Fund used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. These contracts had a large positive impact on the Fund’s performance due to the strength of the U.S. dollar compared to the foreign currencies in which the non-U.S. holdings were denominated.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

2

AZL® Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1	3	5	10
	Year	Year	Year	Year
AZL® Invesco Equity and Income Fund	-2.47%	9.68%	7.63%	5.75%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Invesco Equity and Income Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”) and the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco Equity and Income Fund	$1,000.00	$962.50	$4.75	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco Equity and Income Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	64.0%
Securities Held as Collateral for Securities on Loan	13.0
U.S. Treasury Obligations	10.8
Corporate Bonds	10.1
Convertible Bonds	7.2
Money Market	5.0
Yankee Dollars	2.0
Convertible Preferred Stocks	0.5
U.S. Government Agency Mortgages	0.1

Total Investment Securities	112.7
Net other assets (liabilities)	(12.7)

Net Assets	100.0%

3

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks (64.0%):
Aerospace & Defense (0.8%):
77,766	General Dynamics Corp.	$10,681,938

Automobiles (0.6%):
221,634	General Motors Co.	7,537,772

Banks (13.0%):
1,463,401	Bank of America Corp.	24,629,039
191,498	BB&T Corp.^	7,240,539
764,861	Citigroup, Inc.	39,581,557
610,104	Citizens Financial Group, Inc.	15,978,624
185,824	Comerica, Inc.	7,773,018
461,891	Fifth Third Bancorp^	9,284,009
384,372	First Horizon National Corp.^	5,581,081
615,683	JPMorgan Chase & Co.	40,653,548
169,698	PNC Financial Services Group, Inc.^	16,173,916

		166,895,331

Biotechnology (0.8%):
49,309	Amgen, Inc.	8,004,330
50,495	Baxalta, Inc.	1,970,820

		9,975,150

Capital Markets (4.7%):
294,302	Charles Schwab Corp. (The)^	9,691,365
49,907	Goldman Sachs Group, Inc. (The)	8,994,739
627,798	Morgan Stanley	19,970,254
127,616	Northern Trust Corp.^	9,199,837
183,684	State Street Corp.	12,189,270

		60,045,465

Chemicals (0.4%):
187,540	Mosaic Co. (The)^	5,174,229

Commercial Services & Supplies (0.7%):
247,919	Tyco International plc	7,906,137

Communications Equipment (2.7%):
497,492	Cisco Systems, Inc.	13,509,395
357,768	Juniper Networks, Inc.	9,874,397
213,485	QUALCOMM, Inc.	10,671,048

		34,054,840

Diversified Financial Services (1.3%):
64,058	CME Group, Inc.^	5,803,655
291,611	Voya Financial, Inc.	10,763,362

		16,567,017

Diversified Telecommunication Services (1.1%):
138,779	France Telecom SA	2,327,887
620,820	Koninklijke (Royal) KPN NV	2,343,918
1,296,525	Telecom Italia SpA*	1,633,941
99,811	Telefonica SA	1,101,529
146,496	Verizon Communications, Inc.	6,771,045

		14,178,320

Electric Utilities (0.5%):
199,578	FirstEnergy Corp.	6,332,610

Energy Equipment & Services (1.2%):
158,405	Baker Hughes, Inc.	7,310,391
868,496	Weatherford International plc*^	7,286,681

		14,597,072

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing (1.5%):
162,707	Sysco Corp.^	$6,670,987
210,876	Wal-Mart Stores, Inc.	12,926,699

		19,597,686

Food Products (1.6%):
239,320	Archer-Daniels-Midland Co.	8,778,258
257,261	Mondelez International, Inc., Class A	11,535,583

		20,313,841

Health Care Equipment & Supplies (1.5%):
216,337	Baxter International, Inc.	8,253,257
150,212	Medtronic plc	11,554,307

		19,807,564

Health Care Providers & Services (1.5%):
46,302	Anthem, Inc.	6,456,351
81,346	Express Scripts Holding Co.*	7,110,453
49,673	UnitedHealth Group, Inc.	5,843,532

		19,410,336

Hotels, Restaurants & Leisure (1.3%):
306,587	Carnival Corp.	16,702,860

Household Products (0.9%):
143,643	Procter & Gamble Co. (The)	11,406,691

Industrial Conglomerates (2.4%):
997,257	General Electric Co.	31,064,556

Insurance (2.1%):
95,316	Aon plc^	8,789,088
167,413	Marsh & McLennan Cos., Inc.^	9,283,051
169,269	Willis Group Holdings plc	8,221,395

		26,293,534

Internet Software & Services (0.7%):
331,049	eBay, Inc.*	9,097,227

IT Services (1.1%):
96,785	Amdocs, Ltd.	5,281,557
244,777	PayPal Holdings, Inc.*	8,860,927

		14,142,484

Machinery (1.0%):
87,516	Caterpillar, Inc.^	5,947,587
124,241	Ingersoll-Rand plc	6,869,285

		12,816,872

Media (2.7%):
48,185	CBS Corp., Class B	2,270,959
208,061	Comcast Corp., Class A	11,740,883
159,794	Thomson Reuters Corp.	6,053,346
45,426	Time Warner Cable, Inc., Class A	8,430,611
96,029	Time Warner, Inc., Class A	6,210,195

		34,705,994

Multiline Retail (1.2%):
207,478	Target Corp.^	15,064,978

Multi-Utilities (0.5%):
123,879	PG&E Corp.	6,589,124

Continued

4

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (5.4%):
73,712	Anadarko Petroleum Corp.	$3,580,929
281,828	Apache Corp.^	12,532,890
355,628	Canadian Natural Resources, Ltd.	7,768,036
224,953	Devon Energy Corp.^	7,198,496
92,743	Exxon Mobil Corp.	7,229,317
120,489	Occidental Petroleum Corp.	8,146,261
641,484	Royal Dutch Shell plc, A Shares	14,409,866
203,839	Total SA	9,076,909

		69,942,704

Pharmaceuticals (4.9%):
117,974	Eli Lilly & Co.	9,940,489
286,792	Merck & Co., Inc.	15,148,353
120,450	Novartis AG, Registered Shares	10,298,741
260,781	Pfizer, Inc.	8,418,011
94,027	Sanofi-Aventis SA	8,021,836
178,325	Teva Pharmaceutical Industries, Ltd., ADR	11,705,253

		63,532,683

Road & Rail (0.6%):
294,209	CSX Corp.	7,634,724

Semiconductors & Semiconductor Equipment (1.6%):
490,404	Applied Materials, Inc.	9,155,843
328,273	Intel Corp.	11,309,005

		20,464,848

Software (1.5%):
103,771	Citrix Systems, Inc.*	7,850,276
216,343	Microsoft Corp.	12,002,710

		19,852,986

Technology Hardware, Storage & Peripherals (0.6%):
296,058	NetApp, Inc.^	7,854,419

Tobacco (1.0%):
140,552	Philip Morris International, Inc.	12,355,926

Wireless Telecommunication Services (0.6%):
247,661	Vodafone Group plc, ADR	7,989,544

Total Common Stocks (Cost $704,882,449)		820,587,462

Convertible Preferred Stocks (0.5%):
Banks (0.2%):
13,608	KeyCorp, Series A, 7.75%^	1,786,050
10,000	Wells Fargo & Co., 5.85%	261,200

		2,047,250

Capital Markets (0.2%):
60,000	AMG Capital Trust II, 5.15%^	3,367,500
5,063	State Street Corp., Series D, 5.90%^	140,144

		3,507,644

Oil, Gas & Consumable Fuels (0.1%):
27,346	El Paso Energy Capital Trust I, 4.75%	1,119,477

Total Convertible Preferred Stocks (Cost $6,365,172)		6,674,371

Convertible Bonds (7.2%):
Biotechnology (0.3%):
$2,822,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	3,770,898

Principal Amount		Fair Value

Convertible Bonds, continued
Capital Markets (0.8%):
$1,200,000	Goldman Sachs Group, Inc. (The), 1.00%, 3/15/17(a)	$1,713,288
4,530,000	Goldman Sachs Group, Inc. (The), 1.00%, 9/28/20(a)	5,129,228
2,932,000	Jefferies Group, 3.88%, 11/1/29, Callable 11/1/17 @ 100	2,917,340

		9,759,856

Communications Equipment (0.4%):
1,340,000	Ciena Corp., 4.00%, 12/15/20(a)	1,740,325
4,025,000	JDS Uniphase Corp., 0.63%, 8/15/33, Callable 8/20/18 @ 200^	3,770,922

		5,511,247

Energy Equipment & Services (0.1%):
2,258,000	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32, Callable 3/20/18 @ 100	1,782,409

Health Care Equipment & Supplies (0.4%):
1,899,000	NuVasive, Inc., 2.75%, 7/1/17	2,590,948
2,003,000	Wright Medical Group, Inc., 2.00%, 2/15/20(a)	2,071,853

		4,662,801

Health Care Providers & Services (0.4%):
2,281,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,271,021
2,875,000	HealthSouth Corp., 2.00%, 12/1/43, Callable 12/1/18 @ 100^	3,097,812

		5,368,833

Insurance (0.2%):
1,761,000	Old Republic International Corp., 3.75%, 3/15/18^	2,229,866

Internet & Catalog Retail (0.3%):
2,189,000	Liberty Interactive LLC, 0.75%, 3/30/43, Callable 4/5/23 @ 200	3,291,709

Media (0.5%):
5,810,000	Liberty Media Corp., 1.38%, 10/15/23^(a)	5,690,169
1,073,000	Live National Entertainment, Inc., 2.50%, 5/15/19^	1,091,107

		6,781,276

Oil, Gas & Consumable Fuels (0.3%):
3,514,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	1,970,036
3,337,000	Stone Energy Corp., 1.75%, 3/1/17^	2,465,209

		4,435,245

Pharmaceuticals (0.1%):
1,327,000	Jazz Pharmaceuticals plc, 1.88%, 8/15/21^	1,388,374

Semiconductors & Semiconductor Equipment (1.5%):
2,824,000	Lam Research Corp., 1.25%, 5/15/18^	4,043,615
1,760,000	Microchip Technology, Inc., 1.63%, 2/15/25(a)	1,749,000
3,035,000	Micron Technology, Inc., Series G, 3.00%, 11/15/43, Callable 11/20/18 @ 166.08^	2,522,844
4,377,000	NVIDIA Corp., 1.00%, 12/1/18(a)	7,290,440
3,511,000	ON Semiconductor Corp., 1.00%, 12/1/20^(a)	3,269,619

		18,875,518

Continued

5

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Convertible Bonds, continued
Software (0.8%):
$5,444,000	Citrix Systems, Inc., 0.50%, 4/15/19^	$5,920,350
1,054,000	FireEye, Inc., Series A, 1.00%, 6/1/35, Callable 6/1/20 @ 100^(a)	896,559
1,054,000	FireEye, Inc., Series B, 1.63%, 6/1/35, Callable 6/1/22 @ 100(a)	845,176
2,055,000	NetSuite, Inc., 0.25%, 6/1/18	2,024,175
1,149,000	Nuance Communications, Inc., 1.00%, 12/15/35, Callable 12/20/22 @ 100(a)	1,116,885

		10,803,145

Specialty Retail (0.1%):
877,000	GNC Holdings, Inc., 1.50%, 8/15/20(a)	702,148

Technology Hardware, Storage & Peripherals (0.2%):
2,984,000	SanDisk Corp., 0.50%, 10/15/20^	3,088,440

Textiles, Apparel & Luxury Goods (0.1%):
1,045,000	Iconix Brand Group, Inc., 2.50%, 6/1/16	930,050
1,394,000	Iconix Brand Group, Inc., 1.50%, 3/15/18	686,545

		1,616,595

Thrifts & Mortgage Finance (0.7%):
3,438,000	MGIC Investment Corp., 5.00%, 5/1/17	3,536,843
1,557,000	MGIC Investment Corp., 2.00%, 4/1/20	2,164,230
1,295,000	Radian Group, Inc., 3.00%, 11/15/17^	1,621,178
1,141,000	Radian Group, Inc., 2.25%, 3/1/19	1,469,750

		8,792,001

Total Convertible Bonds (Cost $90,804,167)		92,860,361

Corporate Bonds (10.1%):
Aerospace & Defense (0.1%):
293,000	BAE Systems plc, 2.85%, 12/15/20, Callable 11/15/20 @ 100(a)	292,254
130,000	L-3 Communications Holdings Corp., 3.95%, 5/28/24, Callable 2/28/24 @ 100	123,488
1,000,000	Lockheed Martin Corp., 2.13%, 9/15/16	1,006,825
185,000	Northrop Grumman Corp., 3.85%, 4/15/45, Callable 10/15/44 @ 100	166,239
200,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	193,348

		1,782,154

Air Freight & Logistics (0.1%):
360,000	FedEx Corp., 4.90%, 1/15/34	369,833
745,000	FedEx Corp., 5.10%, 1/15/44	771,911

		1,141,744

Airlines (0.1%):
386,148	American Airlines 14-1, Series A, 3.70%, 10/1/26	386,387
238,994	Continental Airlines 2009-1, Series 09-1, 9.00%, 7/8/16	246,523
80,647	Continental Airlines 2010-A, Series A, 4.75%, 1/12/21	84,881
263,086	Continental Airlines 2012-A, Series A, 4.15%, 4/11/24	269,926
51,583	Delta Air Lines, Inc., 6.20%, 7/2/18	55,258

Principal Amount		Fair Value

Corporate Bonds, continued
Airlines, continued
$490,000	United Airlines 2014-2, Series A, 3.75%, 3/3/28	$494,312

		1,537,287

Auto Components (0.1%):
1,900,000	Johnson Controls, Inc., 5.50%, 1/15/16	1,902,060

Banks (1.3%):
330,000	Bank of America Corp., 1.25%, 1/11/16, MTN	330,025
295,000	Bank of America Corp., 5.75%, 12/1/17	315,576
175,000	Bank of America Corp., 5.65%, 5/1/18, MTN	188,179
795,000	BB&T Corp., 3.20%, 3/15/16, Callable 2/16/16 @ 100, MTN	797,174
595,000	Citigroup, Inc., 6.68%, 9/13/43	729,569
220,000	Citigroup, Inc., 5.30%, 5/6/44	228,839
2,665,000	Fifth Third BanCorp, 3.63%, 1/25/16	2,669,711
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	72,885
215,000	JPMorgan Chase & Co., 4.50%, 1/24/22	231,900
345,000	JPMorgan Chase & Co., 4.25%, 10/1/27	344,175
995,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100(b)	1,000,075
570,000	JPMorgan Chase & Co., Series V, 5.00%, 12/29/49, Callable 7/1/19 @ 100	541,500
680,000	JPMorgan Chase & Co., Series Z, 5.30%, 12/31/49, Callable 5/1/20 @ 100(b)	677,450
1,570,000	PNC Bank NA, Series BKNT, 1.30%, 10/3/16, Callable 9/3/16 @ 100	1,573,350
2,270,000	SunTrust Banks, Inc., 3.60%, 4/15/16, Callable 3/15/16 @ 100	2,281,656
110,000	Wells Fargo & Co., 1.50%, 1/16/18	109,531
650,000	Wells Fargo & Co., 3.55%, 9/29/25	655,847
405,000	Wells Fargo & Co., 4.10%, 6/3/26	408,805
1,200,000	Wells Fargo & Co., 4.65%, 11/4/44	1,167,454
1,385,000	Wells Fargo & Co., 3.90%, 5/1/45	1,277,113

		15,600,814

Beverages (0.5%):
865,000	Anheuser-Busch InBev NV, 2.88%, 2/15/16^	866,648
500,000	Coca-Cola Co. (The), 1.80%, 9/1/16	503,209
1,620,000	Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	1,620,599
2,460,000	PepsiCo, Inc., 2.50%, 5/10/16	2,474,993
486,000	PepsiCo, Inc., 3.60%, 3/1/24, Callable 12/1/23 @ 100^	508,446

		5,973,895

Biotechnology (0.3%):
701,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	686,698
720,000	Amgen, Inc., 2.30%, 6/15/16	724,143
335,000	Celgene Corp., 4.00%, 8/15/23	343,726
1,220,000	Celgene Corp., 4.63%, 5/15/44, Callable 11/15/43 @ 100	1,152,397
166,000	Celgene Corp., 5.00%, 8/15/45, Callable 2/15/45 @ 100	166,645
350,000	Gilead Sciences, Inc., 3.05%, 12/1/16^	355,919

Continued

6

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Biotechnology, continued
$483,000	Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100	$521,697

		3,951,225

Capital Markets (0.4%):
380,000	Apollo Management Holdings LP, 4.00%, 5/30/24(a)	375,264
730,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	796,178
527,000	Crown Castle Towers LLC, 4.88%, 8/15/20, Callable 2/15/20 @ 100(a)	563,374
175,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	193,484
552,000	Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	547,781
298,000	KKR Group Finance Co. III LLC, 5.13%, 6/1/44, Callable 1/1/44 @ 100(a)	291,847
1,112,000	Lazard Group LLC, 3.75%, 2/13/25	1,025,986
665,000	Morgan Stanley, Series G, 4.00%, 7/23/25	684,800
365,000	Morgan Stanley, 6.38%, 7/24/42	451,340

		4,930,054

Chemicals (0.1%):
749,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	741,601
275,000	Monsanto Co., 2.13%, 7/15/19	274,643
488,000	Solvay SA, 4.45%, 12/3/25, Callable 9/3/25 @ 100(a)	481,457

		1,497,701

Commercial Services & Supplies (0.1%):
195,000	Cintas Corp., 2.85%, 6/1/16	195,770
430,000	Pitney Bowes, Inc., 4.63%, 3/15/24, Callable 12/15/23 @ 100	421,270
457,000	Waste Management, Inc., 3.90%, 3/1/35, Callable 9/1/34 @ 100	425,550

		1,042,590

Consumer Finance (0.2%):
318,000	American Express Co., 3.63%, 12/5/24, Callable 11/4/24 @ 100	311,220
1,040,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16^	1,040,234
674,000	Ford Motor Credit Co. LLC, 4.13%, 8/4/25	671,584
500,000	HSBC Finance Corp., 5.50%, 1/19/16	500,820

		2,523,858

Containers & Packaging (0.1%):
125,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	131,091
831,000	Packaging Corp. of America, 4.50%, 11/1/23, Callable 8/1/23 @ 100^	872,571

		1,003,662

Diversified Financial Services (0.3%):
625,000	Athene Global Funding, 2.88%, 10/23/18(a)	614,914
655,000	Boeing Capital Corp., 2.13%, 8/15/16, Callable 7/15/16 @ 100	659,552
690,000	Intercontinental Exchange, Inc., 3.75%, 12/1/25, Callable 9/1/25 @ 100	691,898

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Financial Services, continued
$785,000	Moody’s Corp., 4.50%, 9/1/22, Callable 6/1/22 @ 100	$831,957
500,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	532,039
90,000	National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22, Callable 11/15/21 @ 100	90,874

		3,421,234

Diversified Telecommunication Services (0.3%):
510,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	497,770
283,000	AT&T, Inc., 3.40%, 5/15/25, Callable 2/15/25 @ 100	271,988
454,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	419,887
28,000	AT&T, Inc., 5.35%, 9/1/40	27,656
25,000	SBC Communications, Inc., 6.15%, 9/15/34	26,651
405,000	Verizon Communications, Inc., 5.15%, 9/15/23	445,227
305,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	281,402
120,000	Verizon Communications, Inc., 6.40%, 2/15/38	136,849
1,351,000	Verizon Communications, Inc., 4.52%, 9/15/48	1,208,196
498,000	Verizon Communications, Inc., 5.01%, 8/21/54	455,964

		3,771,590

Electric Utilities (0.1%):
855,000	Georgia Power Co., 3.00%, 4/15/16	859,745
125,000	Ohio Power Co., Series M, 5.38%, 10/1/21	139,137

		998,882

Energy Equipment & Services (0.0%):
212,000	Rowan Cos., Inc., 5.40%, 12/1/42, Callable 6/1/42 @ 100	126,821
272,000	Rowan Cos., Inc., 5.85%, 1/15/44, Callable 7/15/43 @ 100	164,137

		290,958

Food & Staples Retailing (0.1%):
335,000	CVS Caremark Corp., 3.38%, 8/12/24, Callable 5/12/24 @ 100	331,537
608,201	CVS Pass-Through Trust, 6.04%, 12/10/28	667,918
418,000	Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, Callable 5/18/34 @ 100	381,718
315,000	Wal-Mart Stores, Inc., 3.30%, 4/22/24, Callable 1/22/24 @ 100^	325,056
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	19,375

		1,725,604

Food Products (0.4%):
615,000	ConAgra Foods, Inc., 1.30%, 1/25/16	615,090
85,000	Corn Products International, Inc., 6.63%, 4/15/37	100,066

Continued

7

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Food Products, continued
$885,000	General Mills, Inc., 0.88%, 1/29/16	$884,896
795,000	General Mills, Inc., 2.20%, 10/21/19^	795,176
1,054,000	HJ Heinz Co., 1.60%, 6/30/17^(a)	1,050,947
1,170,000	Kraft Foods, Inc., 4.13%, 2/9/16	1,173,018
62,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25, Callable 8/15/25 @ 100	62,466
193,000	Tyson Foods, Inc., 4.88%, 8/15/34, Callable 2/15/34 @ 100	196,979

		4,878,638

Health Care Equipment & Supplies (0.3%):
355,000	Becton, Dickinson & Co., 1.75%, 11/8/16	356,785
297,000	Becton, Dickinson & Co., 2.68%, 12/15/19	298,617
465,000	Becton, Dickinson & Co., 3.88%, 5/15/24, Callable 2/15/24 @ 100	471,032
370,000	Becton, Dickinson & Co., 4.88%, 5/15/44, Callable 11/15/43 @ 100	373,767
525,000	Edwards Lifesciences Corp., 2.88%, 10/15/18	531,091
1,017,000	Medtronic, Inc., 3.15%, 3/15/22	1,028,102
361,000	Medtronic, Inc., 4.38%, 3/15/35	364,914
290,000	Medtronic, Inc., 4.00%, 4/1/43, Callable 10/1/42 @ 100	269,113
465,000	Medtronic, Inc., 4.63%, 3/15/44, Callable 9/15/43 @ 100	473,222

		4,166,643

Health Care Providers & Services (0.4%):
220,000	Aetna, Inc., 3.95%, 9/1/20	231,657
480,000	Express Scripts Holding Co., 2.25%, 6/15/19	477,171
1,370,000	Express Scripts, Inc., 3.13%, 5/15/16	1,379,142
585,000	Laboratory Corp. of America, 3.20%, 2/1/22^	574,135
256,000	Laboratory Corp. of America, 4.70%, 2/1/45, Callable 8/1/44 @ 100	233,896
1,860,000	McKesson Corp., 3.25%, 3/1/16	1,866,675
950,000	McKesson Corp., 2.28%, 3/15/19	946,230

		5,708,906

Hotels, Restaurants & Leisure (0.0%):
305,000	Wyndham Worldwide Corp., 2.95%, 3/1/17, Callable 2/1/17 @ 100^	306,855

Household Durables (0.1%):
635,000	MDC Holdings, Inc., 6.00%, 1/15/43, Callable 10/15/42 @ 100	501,650
695,000	Tupperware Brands Corp., 4.75%, 6/1/21, Callable 6/1/21 @ 100^	708,912

		1,210,562

Independent Power and Renewable Electricity Producers (0.0%):
520,000	Oglethorpe Power Corp., 4.55%, 6/1/44	492,764

Insurance (0.6%):
1,000,000	American Financial Group, Inc., 9.88%, 6/15/19	1,213,172
345,000	American International Group, Inc., 2.30%, 7/16/19, Callable 6/16/19 @ 100^	342,079

Principal Amount		Fair Value

Corporate Bonds, continued
Insurance, continued
$695,000	American International Group, Inc., 4.38%, 1/15/55, Callable 7/15/54 @ 100	$597,204
205,000	Berkley (WR) Corp., 4.63%, 3/15/22	216,482
115,000	CNA Financial Corp., 5.88%, 8/15/20	127,453
870,000	Farmers Exchange Capital III, 5.45%, 10/15/54, Callable 10/15/34 @ 100(a)(b)	845,535
660,000	Liberty Mutual Group, Inc., 4.85%, 8/1/44(a)	611,182
210,000	Markel Corp., 5.00%, 3/30/43	209,569
295,000	Marsh & McLennan Cos., Inc., 4.05%, 10/15/23, Callable 7/15/23 @ 100	304,831
485,000	MetLife, Inc., 4.60%, 5/13/46, Callable 2/13/45 @ 100	488,208
860,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44(a)	860,931
35,000	Prudential Financial, Inc., 6.63%, 12/1/37, MTN	42,853
280,000	Prudential Financial, Inc., 5.10%, 8/15/43, MTN	291,788
560,000	Reinsurance Group of America, Inc., 4.70%, 9/15/23	590,480
440,000	Travelers Cos., Inc. (The), 4.60%, 8/1/43^	462,370

		7,204,137

Internet & Catalog Retail (0.1%):
795,000	QVC, Inc., 5.45%, 8/15/34, Callable 2/15/34 @ 100	687,699

IT Services (0.2%):
315,000	Computer Sciences Corp., 4.45%, 9/15/22^	323,116
845,000	Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	846,044
685,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	691,561
395,000	Visa, Inc., 4.30%, 12/14/45, Callable 6/14/45 @ 100	400,751
694,000	Xerox Corp., 4.80%, 3/1/35^	634,586

		2,896,058

Life Sciences Tools & Services (0.1%):
725,000	Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	728,969

Machinery (0.1%):
655,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	645,833
215,000	Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100	187,603
400,000	Valmont Industries, Inc., 5.25%, 10/1/54, Callable 4/1/54 @ 100	340,859

		1,174,295

Media (0.6%):
1,050,000	CCO Safari II LLC, 4.46%, 7/23/22, Callable 5/23/22 @ 100(a)	1,046,336
135,000	Comcast Corp., 5.70%, 5/15/18	147,566
415,000	Comcast Corp., 4.25%, 1/15/33^	407,789
705,000	Comcast Corp., 4.40%, 8/15/35, Callable 2/15/35 @ 100	709,200

Continued

8

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Media, continued
$245,000	Comcast Corp., 6.45%, 3/15/37	$304,921
1,520,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	1,674,975
240,000	Cox Communications, Inc., 4.70%, 12/15/42(a)	182,143
325,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.80%, 3/15/22	327,055
2,185,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	2,037,156
200,000	Interpublic Group of Cos., Inc., 2.25%, 11/15/17^	199,386
65,000	NBCUniversal Media LLC, 5.15%, 4/30/20	72,577
75,000	NBCUniversal Media LLC, 5.95%, 4/1/41	89,694
328,000	Viacom, Inc., 4.85%, 12/15/34, Callable 6/15/34 @ 100	267,875

		7,466,673

Multiline Retail (0.2%):
330,000	Dollar General Corp., 3.25%, 4/15/23, Callable 1/15/23 @ 100	314,269
1,400,000	Target Corp., 5.88%, 7/15/16	1,436,325
355,000	Target Corp., 2.90%, 1/15/22	361,085

		2,111,679

Oil, Gas & Consumable Fuels (0.9%):
1,390,000	Chevron Corp., 1.37%, 3/2/18	1,378,877
335,000	Chevron Corp., 1.72%, 6/24/18, Callable 5/24/18 @ 100	333,289
808,000	ConocoPhillips Co., 2.88%, 11/15/21, Callable 9/15/21 @ 100	784,627
867,000	ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100	751,640
405,000	Devon Energy Corp., 2.25%, 12/15/18, Callable 11/15/18 @ 100	369,629
148,000	Devon Energy Corp., 3.25%, 5/15/22, Callable 2/15/22 @ 100	125,805
385,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	342,062
347,000	Energy Transfer Partners LP, 4.90%, 3/15/35, Callable 9/15/34 @ 100	252,308
2,095,000	Enterprise Products Operating LLC, 3.20%, 2/1/16	2,095,668
55,000	Enterprise Products Operating LLC, 5.25%, 1/31/20^	57,922
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	82,399
350,000	Enterprise Products Partners LP, 2.55%, 10/15/19, Callable 9/15/19 @ 100^	335,550
389,000	Kinder Morgan (Delaware), Inc., 5.30%, 12/1/34, Callable 6/1/34 @ 100	306,548
640,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	516,299
175,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100^	150,176
248,000	Southwestern Energy Co., 4.10%, 3/15/22, Callable 12/15/21 @ 100	155,982

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	$44,577
1,035,000	Spectra Energy Partners LP, 2.95%, 6/15/16, Callable 5/15/16 @ 100	1,038,743
522,000	Spectra Energy Partners LP, 4.50%, 3/15/45, Callable 9/15/44 @ 100^	401,144
470,000	Sunoco Logistics Partners LP, 5.50%, 2/15/20	487,500
710,000	Sunoco Logistics Partners LP, 5.30%, 4/1/44, Callable 10/1/43 @ 100	528,403
45,000	Texas East Transmission, 7.00%, 7/15/32	49,420
830,000	Western Gas Partners LP, 5.45%, 4/1/44, Callable 10/1/43 @ 100	659,052
302,000	Williams Partners LP, 5.40%, 3/4/44, Callable 9/4/43 @ 100	202,409
21,000	Williams Partners LP, 5.10%, 9/15/45, Callable 3/15/45 @ 100	13,820

		11,463,849

Personal Products (0.1%):
1,255,000	Unilever NV, 2.75%, 2/10/16	1,257,213

Pharmaceuticals (0.5%):
880,000	Allergan, Inc., 5.75%, 4/1/16	887,137
551,000	Bayer US Finance LLC, 3.00%, 10/8/21(a)	555,652
85,000	GlaxoSmithKline plc, 5.65%, 5/15/18	92,639
1,880,000	Merck & Co., Inc., 0.70%, 5/18/16	1,880,180
95,000	Merck & Co., Inc., 5.00%, 6/30/19	104,810
567,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	556,071
2,480,000	Zoetis, Inc., 1.15%, 2/1/16	2,479,559
213,000	Zoetis, Inc., 4.70%, 2/1/43, Callable 8/1/42 @ 100	185,948

		6,741,996

Professional Services (0.0%):
490,000	Verisk Analytics, Inc., 5.50%, 6/15/45	467,834

Real Estate Investment Trusts (REITs) (0.1%):
410,000	HCP, Inc., 4.20%, 3/1/24, Callable 12/1/23 @ 100	407,287
475,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	460,383
510,000	Piedmont Operating Partnership LP, 4.45%, 3/15/24, Callable 12/15/23 @ 100	510,212
125,000	Realty Income Corp., 2.00%, 1/31/18, Callable 12/31/17 @ 100	125,071
95,000	Ventas Realty LP / Capital Corp., 4.25%, 3/1/22	97,940
155,000	Ventas Realty LP / Capital Corp., 5.70%, 9/30/43, Callable 3/30/43 @ 100	170,265

		1,771,158

Road & Rail (0.3%):
1,370,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43, Callable 3/1/43 @ 100	1,444,910
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100	154,215
845,000	ERAC USA Finance LLC, 2.35%, 10/15/19(a)	832,934

Continued

9

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Corporate Bonds, continued
Road & Rail, continued
$365,000	Penske Truck Leasing Co. LP, 2.50%, 3/15/16(a)	$365,631
18,000	Union Pacific Corp., 3.65%, 2/15/24, Callable 11/15/23 @ 100	18,789
465,000	Union Pacific Corp., 4.85%, 6/15/44, Callable 12/15/43 @ 100	504,637
400,000	Union Pacific Corp., 4.15%, 1/15/45, Callable 7/15/44 @ 100	396,886

		3,718,002

Semiconductors & Semiconductor Equipment (0.0%):
585,000	Lam Research Corp., 3.80%, 3/15/25, Callable 12/15/24 @ 100^	550,635

Software (0.1%):
395,000	Microsoft Corp., 3.50%, 2/12/35, Callable 8/12/34 @ 100	365,077
545,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	542,171

		907,248

Specialty Retail (0.2%):
520,000	Advance Auto Parts, Inc., 4.50%, 12/1/23, Callable 9/1/23 @ 100	530,206
1,400,000	O’Reilly Automotive, Inc., 4.88%, 1/14/21, Callable 10/14/20 @ 100^	1,514,411
337,000	Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	331,702

		2,376,319

Technology Hardware, Storage & Peripherals (0.2%):
696,000	Apple, Inc., 2.15%, 2/9/22	675,556
1,385,000	Hewlett-Packard Co., 2.85%, 10/5/18, Callable 9/5/18 @ 100(a)	1,384,227
695,000	Hewlett-Packard Enterprise Co., 6.20%, 10/15/35, Callable 4/15/35 @ 100(a)	669,718

		2,729,501

Tobacco (0.2%):
1,050,000	Philip Morris International, Inc., 2.50%, 5/16/16	1,056,450
210,000	Philip Morris International, Inc., 1.25%, 8/11/17^	210,315
310,000	Philip Morris International, Inc., 3.60%, 11/15/23	323,058
925,000	Philip Morris International, Inc., 4.88%, 11/15/43	977,941

		2,567,764

Trading Companies & Distributors (0.2%):
850,000	Air Lease Corp., 2.63%, 9/4/18, Callable 8/4/18 @ 100	840,192
395,000	Air Lease Corp., 4.25%, 9/15/24, Callable 6/15/24 @ 100	387,100
745,000	Aviation Capital Group Corp., 2.88%, 9/17/18, Callable 8/17/18 @ 100(a)	740,725

Principal Amount		Fair Value

Corporate Bonds, continued
Trading Companies & Distributors, continued
$735,000	Aviation Capital Group Corp., 4.88%, 10/1/25, Callable 7/1/25 @ 100(a)	$730,494

		2,698,511

Total Corporate Bonds (Cost $131,598,143)		129,379,220

Yankee Dollars (2.0%):
Airlines (0.1%):
679,694	Virgin Australia Holdings, Ltd., 5.00%, 10/23/23(a)	701,784

Banks (1.0%):
2,125,000	Abbey National Treasury Services, 4.00%, 4/27/16	2,144,566
1,910,000	ABN AMRO Bank NV, 1.38%, 1/22/16(a)	1,910,144
930,000	Australia & New Zealand Banking Group, Ltd., 0.90%, 2/12/16^	930,206
175,000	Barclays Bank plc, 6.75%, 5/22/19	198,953
615,000	BBVA Bancomer SA, 4.38%, 4/10/24(a)	607,313
490,000	BNP Paribas, 4.25%, 10/15/24^	485,396
105,000	HBOS plc, Series G, 6.75%, 5/21/18(a)	114,519
435,000	Lloyds Bank plc, 2.30%, 11/27/18	436,727
2,000,000	Mizuho Finance Group (Cayman) 3, Ltd., 4.60%, 3/27/24(a)	2,058,796
875,000	Societe Generale SA, 2.63%, 9/16/20(a)	874,472
995,000	Societe Generale SA, 5.00%, 1/17/24(a)	1,014,207
695,000	Societe Generale SA, 5.63%, 11/24/45(a)	665,878
700,000	Sumitomo Mitsui Banking Corp., Series G, 2.65%, 7/23/20^	699,003
35,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	37,803

		12,177,983

Capital Markets (0.1%):
564,000	Credit Suisse AG, 6.50%, 8/8/23^(a)	607,710

Chemicals (0.1%):
650,000	Montell Finance Co. BV, 8.10%, 3/15/27(a)	810,436

Diversified Financial Services (0.0%):
409,000	BP Capital Markets plc, 2.24%, 5/10/19^	409,543
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	83,945

		493,488

Diversified Telecommunication Services (0.0%):
465,000	British Telecommunications plc, 1.25%, 2/14/17	462,804
320,000	Telefonica Emisiones SAU, 7.05%, 6/20/36	384,559

		847,363

Electric Utilities (0.1%):
50,000	Electricite de France SA, SERIES 144A, 4.60%, 1/27/20(a)	53,862
765,000	Electricite de France SA, 4.88%, 1/22/44(a)	731,462
785,000	Electricite de France SA, 5.63%, 12/31/49, Callable 1/22/24 @ 100, Perpetual Bond(a)(b)	746,535

		1,531,859

Continued

10

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Yankee Dollars, continued
Energy Equipment & Services (0.0%):
$70,000	Noble Holding International, Ltd., 2.50%, 3/15/17	$66,040

Food Products (0.1%):
685,000	Grupo Bimbo SAB de C.V., 3.88%, 6/27/24(a)	665,743

Machinery (0.0%):
350,000	Pentair Finance SA, 5.00%, 5/15/21, Callable 2/15/21 @ 100	364,885

Metals & Mining (0.0%):
145,000	ArcelorMittal, 10.60%, 6/1/19	135,937
30,000	ArcelorMittal, 7.50%, 3/1/41^	20,288
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	116,741
110,000	Rio Tinto Finance (USA), Ltd., 7.13%, 7/15/28	129,700

		402,666

Oil, Gas & Consumable Fuels (0.1%):
150,000	Husky Energy, Inc., 3.95%, 4/15/22, Callable 1/15/22 @ 100^	139,041
315,000	Suncor Energy, Inc., 3.60%, 12/1/24, Callable 9/1/24 @ 100^	296,691

		435,732

Pharmaceuticals (0.4%):
885,000	Actavis Funding SCS, 1.85%, 3/1/17	886,587
850,000	Actavis Funding SCS, 4.85%, 6/15/44, Callable 12/15/43 @ 100	841,007
310,000	Perrigo Co. plc, 2.30%, 11/8/18	305,600
1,875,000	Sanofi-Aventis SA, 2.63%, 3/29/16	1,882,981

		3,916,175

Real Estate Management & Development (0.0%):
430,000	Brookfield Asset Management, Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	419,834

Road & Rail (0.0%):
350,000	Canadian National Railway Co., 5.80%, 6/1/16	357,127

Technology Hardware, Storage & Peripherals (0.0%):
665,000	Seagate HDD Cayman, 5.75%, 12/1/34, Callable 6/1/34 @ 100(a)	465,349

Wireless Telecommunication Services (0.0%):
200,000	America Movil SAB de C.V., 2.38%, 9/8/16	200,733
335,000	America Movil SAB de C.V., 4.38%, 7/16/42	295,890
355,000	Rogers Communications, Inc., 4.50%, 3/15/43, Callable 9/15/42 @ 100	330,219

		826,842

Total Yankee Dollars (Cost $25,403,184)		25,091,016

Shares or Principal Amount		Fair Value

U.S. Government Agency Mortgages (0.1%):
$950,000	Federal Home Loan Mortgage Corporation, 4.88%, 6/13/18	$1,031,647
185,000	Federal National Mortgage Association, 6.63%, 11/15/30	261,985

		1,293,632

Total U.S. Government Agency Mortgages (Cost $1,186,121)		1,293,632

U.S. Treasury Obligations (10.8%):
U.S. Treasury Bonds (0.1%)
1,876,000	2.88%, 8/15/45	1,821,992

U.S. Treasury Notes (10.7%)
8,000,000	0.75%, 6/30/17^	7,975,000
22,769,000	0.88%, 11/30/17^	22,703,175
13,200,000	0.75%, 2/28/18^	13,087,589
44,365,000	1.25%, 12/15/18^	44,271,433
6,200,000	1.25%, 1/31/19^	6,179,174
6,000	3.63%, 2/15/20	6,472
400,000	2.63%, 11/15/20	415,594
23,262,500	1.63%, 11/30/20	23,124,368
1,040,000	2.00%, 11/30/22	1,034,312
17,693,200	2.25%, 11/15/25	17,653,797

		136,450,914

Total U.S. Treasury Obligations (Cost $138,673,873)		138,272,906

Securities Held as Collateral for Securities on Loan (13.0%):
166,876,033	AZL Invesco Equity and Income Fund Securities Lending Collateral Account(c)	166,876,033

Total Securities Held as Collateral for Securities on Loan (Cost $166,876,033)		166,876,033

Unaffiliated Investment Company (5.0%):
64,271,459	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	64,271,459

Total Unaffiliated Investment Company (Cost $64,271,459)		64,271,459

Total Investment Securities (Cost $1,330,060,601)(e) — 112.7%		1,445,306,460
Net other assets (liabilities) — (12.7)%		(162,800,952)

Net Assets — 100.0%		$1,282,505,508

Percentages indicated are based on net assets as of December 31, 2015.

ADR — American Depositary Receipt

MTN — Medium Term Note

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $162,120,959.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

Continued

11

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	0.1%
Bermuda	0.1%
Canada	1.1%
Cayman Islands	0.2%
France	1.8%
Guernsey	0.4%
Ireland (Republic of)	1.0%
Israel	0.8%
Italy	0.1%
Japan	—%
Luxembourg	0.2%
Mexico	0.1%
Netherlands	0.4%
Panama	1.2%
Spain	0.1%
Switzerland	1.2%
United Kingdom	3.0%
United States	88.2%

100.0%

Forward Currency Contracts

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/15/16	5,722,009	$8,587,362	$8,434,503	$152,859
British Pound	State Street	1/15/16	5,722,010	8,590,224	8,434,504	155,720
Canadian Dollar	Bank of New York Mellon	1/15/16	7,090,034	5,216,886	5,124,931	91,955
Canadian Dollar	State Street	1/15/16	7,090,033	5,215,829	5,124,930	90,899
European Euro	Bank of New York Mellon	1/15/16	8,699,277	9,487,692	9,456,045	31,647
European Euro	State Street	1/15/16	8,699,276	9,490,431	9,456,044	34,387
Israeli Shekel	Bank of New York Mellon	1/15/16	17,134,649	4,410,917	4,406,216	4,701
Israeli Shekel	State Street	1/15/16	17,134,650	4,415,692	4,406,216	9,476
Swiss Franc	Bank of New York Mellon	1/15/16	3,852,875	3,890,497	3,850,567	39,930
Swiss Franc	State Street	1/15/16	3,852,874	3,891,281	3,850,566	40,715

				$63,196,811	$62,544,522	$652,289

See accompanying notes to the financial statements.

12

AZL Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$1,330,060,601

Investment securities, at value*	$1,445,306,460
Cash	39,136
Interest and dividends receivable	3,912,823
Foreign currency, at value (cost $333,292)	331,440
Unrealized appreciation on forward currency contracts	652,289
Receivable for capital shares issued	357,748
Receivable for investments sold	344,698
Reclaims receivable	229

Total Assets	1,450,944,823

Liabilities:
Payable for investments purchased	280,529
Payable for capital shares redeemed	180,472
Payable for collateral received on loaned securities	166,876,033
Manager fees payable	720,459
Administration fees payable	33,989
Distribution fees payable	274,650
Custodian fees payable	20,532
Administrative and compliance services fees payable	4,429
Trustee fees payable	3,255
Other accrued liabilities	44,967

Total Liabilities	168,439,315

Net Assets	$1,282,505,508

Net Assets Consist of:
Capital	$1,111,662,331
Accumulated net investment income/(loss)	22,200,342
Accumulated net realized gains/(losses) from investment transactions	32,747,099
Net unrealized appreciation/(depreciation) on investments	115,895,736

Net Assets	$1,282,505,508

Shares of beneficial interest (unlimited number of shares authorized, no par value)	85,305,229
Net Asset Value (offering and redemption price per share)	$15.03

*	Includes securities on loan of $162,120,959.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$20,085,775
Interest	8,582,249
Income from securities lending	714,583
Foreign withholding tax	(545,251)

Total Investment Income	28,837,356

Expenses:
Manager fees	9,935,430
Administration fees	389,618
Distribution fees	3,311,810
Custodian fees	63,979
Administrative and compliance services fees	21,162
Trustee fees	73,351
Professional fees	77,591
Shareholder reports	51,263
Other expenses	30,358

Total expenses before reductions	13,954,562
Less expenses voluntarily waived/reimbursed by the Manager	(1,249,718)

Net expenses	12,704,844

Net Investment Income/(Loss)	16,132,512

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	38,328,160
Net realized gains/(losses) on forward currency contracts	4,740,925
Change in net unrealized appreciation/depreciation on investments	(90,907,456)

Net Realized/Unrealized Gains/(Losses) on Investments	(47,838,371)

Change in Net Assets Resulting From Operations	$(31,705,859)

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Invesco Equity and Income Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$16,132,512	$18,799,032
Net realized gains/(losses) on investment transactions	43,069,085	63,512,140
Change in unrealized appreciation/depreciation on investments	(90,907,456)	15,194,631

Change in net assets resulting from operations	(31,705,859)	97,505,803

Distributions to Shareholders:
From net investment income	(28,472,229)	(9,503,399)
From net realized gains	(55,076,961)	(32,152,401)

Change in net assets resulting from distributions to shareholders	(83,549,190)	(41,655,800)

Capital Transactions:
Proceeds from shares issued	125,000,767	236,866,351
Proceeds from dividends reinvested	83,549,190	41,655,800
Value of shares redeemed	(127,884,154)	(89,290,983)

Change in net assets resulting from capital transactions	80,665,803	189,231,168

Change in net assets	(34,589,246)	245,081,171
Net Assets:
Beginning of period	1,317,094,754	1,072,013,583

End of period	$1,282,505,508	$1,317,094,754

Accumulated net investment income/(loss)	$22,200,342	$26,606,519

Share Transactions:
Shares issued	7,784,392	14,672,295
Dividends reinvested	5,607,328	2,554,004
Shares redeemed	(7,908,631)	(5,547,220)

Change in shares	5,483,089	11,679,079

See accompanying notes to the financial statements.

14

AZL Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.50	$15.73	$12.73	$11.54	$11.95

Investment Activities:
Net Investment Income/(Loss)	0.19	0.23	0.11	0.15	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(0.61)	1.10	3.02	1.22	(0.41)

Total from Investment Activities	(0.42)	1.33	3.13	1.37	(0.27)

Dividends to Shareholders From:
Net Investment Income	(0.36)	(0.13)	(0.13)	(0.18)	(0.14)
Net Realized Gains	(0.69)	(0.43)	—	—	—

Total Dividends	(1.05)	(0.56)	(0.13)	(0.18)	(0.14)

Net Asset Value, End of Period	$15.03	$16.50	$15.73	$12.73	$11.54

Total Return(a)	(2.47)%	8.50%	24.67%	11.91%	(2.18	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,282,506	$1,317,095	$1,072,014	$575,068	$442,396
Net Investment Income/(Loss)	1.22%	1.57%	1.20%	1.46%	1.57%
Expenses Before Reductions(c)	1.05%	1.05%	1.06%	1.07%	1.09%
Expenses Net of Reductions	0.96%	0.96%	0.97%	0.98%	1.01%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.96%	0.97%	0.98%	1.01%
Portfolio Turnover Rate(e)	117%	119%	52%	29%	28%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

15

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco Equity and Income Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $209.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $70,790 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $63.2 million as of December 31, 2015. The monthly average amount for these contracts was $76.3 million for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Foreign Exchange Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$652,289	Unrealized depreciation on forward currency contracts	$—

17

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Net Realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$4,740,925	$(769,079)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $13,256 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for

18

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Diversified Telecommunication Services	$6,771,045	$7,407,275	$14,178,320
Oil, Gas & Consumable Fuels	46,455,929	23,486,775	69,942,704
Pharmaceuticals	45,212,106	18,320,577	63,532,683
Other Common Stocks+	672,933,755	—	672,933,755
Convertible Bonds+	—	92,860,361	92,860,361
Convertible Preferred Stocks
Banks	261,200	1,786,050	2,047,250
Capital Markets	140,144	3,367,500	3,507,644
Oil, Gas & Consumable Fuels	—	1,119,477	1,119,477
Corporate Bonds+	—	129,379,220	129,379,220
U.S. Government Agency Mortgages	—	1,293,632	1,293,632
U.S. Treasury Obligations	—	138,272,906	138,272,906
Yankee Dollars+	—	25,091,016	25,091,016
Securities Held as Collateral for Securities on Loan	—	166,876,033	166,876,033
Unaffiliated Investment Company	64,271,459	—	64,271,459

Total Investment Securities	836,045,638	609,260,822	1,445,306,460

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AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Total
Other Financial Instruments:*
Forward Currency Contracts	$—	$652,289	$652,289

Total Investments	$836,045,638	$609,913,111	$1,445,958,749

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$1,429,359,896	$1,403,437,929

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$1,136,504,207	$1,135,295,868

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

Cost for federal income tax purposes at December 31, 2015 is $1,337,377,561. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$171,388,925
Unrealized depreciation	(63,460,026)

Net unrealized appreciation/(depreciation)	$107,928,899

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$32,498,489	$51,050,701	$83,549,190

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$9,503,399	$32,152,401	$41,655,800

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/(Deficit)
AZL Invesco Equity and Income Fund	$23,401,898	$39,514,792	$—	$107,926,487	$170,843,177

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Invesco Equity and Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 36.53% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $51,050,702.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $4,026,203.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

25

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

26

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Invesco Growth and Income Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Growth and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Invesco Growth and Income Fund returned -3.26%. That compared to a -3.83% total return for its benchmark, the Russell 1000® Value Index1.

U.S. stocks delivered modest gains amid sharp volatility during the 12 months through December 31, 2015. In the first half of the period, the U.S. economy recorded slow but steady growth. The increasing availability of credit and an improving employment picture contributed to higher consumer confidence and spending, which drove U.S. equity markets higher. These positive trends were countered somewhat by a strong U.S. dollar, which created foreign-exchange headwinds for U.S.-based companies. The strong dollar also hurt commodity- and materials-based sectors. During the summer, global markets reversed sharply, declining on concerns about China’s slowing economy. The continued slump in oil prices also contributed to market volatility.

U.S. markets eventually rallied in the fall, and the U.S. Federal Reserve saw enough positive economic data to raise short-term interest rates in December. As a result, most major indexes finished the year in positive territory. Sector performance within the Russell 1000® Value Index was mixed for the period, however, with only the industrials, telecommunications and health care sectors posting positive returns.

The Fund posted a modest loss for the period, although it outperformed its benchmark. Stock selection in the information technology sector was a large contributor to the Fund’s relative performance. Investments in the consumer discretionary sector also boosted relative returns. An underweight position in the energy sector helped the Fund’s relative performance, as energy companies continued to suffer from depressed oil prices.*

Stock selection in consumer staples was among the largest detractors from the Fund’s relative performance. An underweight position and stock selection in the industrial sector also hurt the Fund’s relative performance.

We used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. The use of currency forward contracts had a large positive impact on the Fund’s performance, mainly due to the strength of the U.S. dollar.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Invesco Growth and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1	3	5	10
	Year	Year	Year	Year
AZL® Invesco Growth and Income Fund	-3.26%	12.47%	9.79%	5.88%
Russell 1000® Value Index	-3.83%	13.08%	11.27%	6.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Invesco Growth and Income Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Growth and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco Growth and Income Fund	$1,000.00	$949.40	$4.77	0.97%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco Growth and Income Fund	$1,000.00	$1,020.34	$4.94	0.97%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	31.0%
Health Care	13.4
Information Technology	12.2
Energy	10.6
Consumer Discretionary	8.9
Industrials	8.2
Consumer Staples	7.3
Telecommunication Services	2.6
Utilities	1.6
Materials	0.6

Total Common Stocks	96.4
Securities Held as Collateral for Securities on Loan	6.9
Money Market	3.4

Total Investment Securities	106.7
Net other assets (liabilities)	(6.7)

Net Assets	100.0%

3

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (96.4%):
Aerospace & Defense (1.2%):
31,770	General Dynamics Corp.	$4,363,927

Automobiles (0.9%):
90,518	General Motors Co.	3,078,517

Banks (19.2%):
594,971	Bank of America Corp.	10,013,362
81,702	BB&T Corp.	3,089,153
307,997	Citigroup, Inc.	15,938,845
248,679	Citizens Financial Group, Inc.	6,512,903
80,038	Comerica, Inc.	3,347,990
189,058	Fifth Third Bancorp^	3,800,066
157,003	First Horizon National Corp.^	2,279,684
252,481	JPMorgan Chase & Co.	16,671,319
71,603	PNC Financial Services Group, Inc.	6,824,482

		68,477,804

Biotechnology (1.2%):
21,293	Amgen, Inc.	3,456,493
21,001	Baxalta, Inc.	819,669

		4,276,162

Capital Markets (6.8%):
118,452	Charles Schwab Corp. (The)	3,900,624
21,055	Goldman Sachs Group, Inc. (The)	3,794,743
256,494	Morgan Stanley	8,159,075
54,759	Northern Trust Corp.	3,947,576
73,487	State Street Corp.	4,876,597

		24,678,615

Chemicals (0.6%):
77,975	Mosaic Co. (The)^	2,151,330

Commercial Services & Supplies (0.9%):
100,797	Tyco International plc	3,214,416

Communications Equipment (3.9%):
203,008	Cisco Systems, Inc.	5,512,682
149,676	Juniper Networks, Inc.	4,131,058
86,070	QUALCOMM, Inc.	4,302,209

		13,945,949

Diversified Financial Services (1.9%):
25,854	CME Group, Inc.	2,342,372
119,827	Voya Financial, Inc.	4,422,815

		6,765,187

Diversified Telecommunication Services (1.7%):
57,164	France Telecom SA	958,872
258,445	Koninklijke (Royal) KPN NV	975,764
534,023	Telecom Italia SpA*	673,001
46,204	Telefonica SA	509,914
59,460	Verizon Communications, Inc.	2,748,241

		5,865,792

Electric Utilities (0.8%):
84,444	FirstEnergy Corp.	2,679,408

Energy Equipment & Services (1.9%):
74,763	Baker Hughes, Inc.	3,450,312
362,448	Weatherford International plc*^	3,040,939

		6,491,251

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (2.3%):
66,977	Sysco Corp.^	$2,746,057
86,541	Wal-Mart Stores, Inc.	5,304,963

		8,051,020

Food Products (2.3%):
97,155	Archer-Daniels-Midland Co.	3,563,645
103,743	Mondelez International, Inc., Class A	4,651,837

		8,215,482

Health Care Equipment & Supplies (2.3%):
88,775	Baxter International, Inc.	3,386,766
63,332	Medtronic plc	4,871,498

		8,258,264

Health Care Providers & Services (2.4%):
19,281	Anthem, Inc.	2,688,543
33,961	Express Scripts Holding Co.*	2,968,531
23,055	UnitedHealth Group, Inc.	2,712,190

		8,369,264

Hotels, Restaurants & Leisure (2.2%):
140,177	Carnival Corp.	7,636,843

Household Products (1.3%):
58,299	Procter & Gamble Co. (The)	4,629,524

Industrial Conglomerates (3.7%):
422,162	General Electric Co.	13,150,346

Insurance (3.1%):
39,470	Aon plc	3,639,528
69,008	Marsh & McLennan Cos., Inc.	3,826,494
69,634	Willis Group Holdings plc	3,382,123

		10,848,145

Internet Software & Services (1.0%):
133,180	eBay, Inc.*	3,659,786

IT Services (1.7%):
42,074	Amdocs, Ltd.	2,295,978
105,856	PayPal Holdings, Inc.*	3,831,987

		6,127,965

Machinery (1.5%):
35,328	Caterpillar, Inc.^	2,400,891
50,513	Ingersoll-Rand plc	2,792,864

		5,193,755

Media (4.0%):
19,402	CBS Corp., Class B	914,416
83,953	Comcast Corp., Class A	4,737,467
63,928	Thomson Reuters Corp.	2,421,732
18,328	Time Warner Cable, Inc., Class A	3,401,494
38,650	Time Warner, Inc., Class A	2,499,496

		13,974,605

Multiline Retail (1.8%):
86,269	Target Corp.^	6,263,992

Multi-Utilities (0.8%):
54,045	PG&E Corp.	2,874,654

Oil, Gas & Consumable Fuels (8.7%):
33,732	Anadarko Petroleum Corp.	1,638,701
124,486	Apache Corp.^	5,535,892

Continued

4

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
172,458	Canadian Natural Resources, Ltd.	$3,767,026
90,419	Devon Energy Corp.	2,893,408
39,989	Exxon Mobil Corp.	3,117,143
55,215	Occidental Petroleum Corp.	3,733,086
284,465	Royal Dutch Shell plc, A Shares	6,390,031
90,287	Total SA	4,020,461

		31,095,748

Pharmaceuticals (7.5%):
48,373	Eli Lilly & Co.	4,075,909
117,592	Merck & Co., Inc.	6,211,210
56,795	Novartis AG, Registered Shares	4,856,097
110,462	Pfizer, Inc.	3,565,713
38,732	Sanofi-Aventis SA	3,304,389
73,789	Teva Pharmaceutical Industries, Ltd., ADR	4,843,510

		26,856,828

Road & Rail (0.9%):
120,160	CSX Corp.	3,118,152

Semiconductors & Semiconductor Equipment (2.4%):
200,382	Applied Materials, Inc.	3,741,132
136,463	Intel Corp.	4,701,150

		8,442,282

Software (2.3%):
42,377	Citrix Systems, Inc.*	3,205,820
88,398	Microsoft Corp.	4,904,321

		8,110,141

Shares or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.9%):
120,352	NetApp, Inc.^	$3,192,939

Tobacco (1.4%):
56,998	Philip Morris International, Inc.	5,010,694

Wireless Telecommunication Services (0.9%):
101,787	Vodafone Group plc, ADR	3,283,649

Total Common Stocks (Cost $270,207,174)		342,352,436

Securities Held as Collateral for Securities on Loan (6.9%):
$24,549,242	AZL Invesco Growth and Income Fund Securities Lending Collateral Account(a)	24,549,242

Total Securities Held as Collateral for Securities on Loan (Cost $24,549,242)		24,549,242

Unaffiliated Investment Company (3.4%):
12,156,040	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	12,156,040

Total Unaffiliated Investment Company (Cost $12,156,040)		12,156,040

Total Investment Securities (Cost $306,912,456)(c) — 106.7%		379,057,718
Net other assets (liabilities) — (6.7)%		(23,881,851)

Net Assets — 100.0%		$355,175,867

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $23,776,885.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Canada	1.6%
France	2.2%
Guernsey	0.6%
Ireland (Republic of)	1.6%
Israel	1.3%
Italy	0.2%
Netherlands	0.3%
Panama	2.0%
Spain	0.1%
Switzerland	2.1%
United Kingdom	4.4%
United States	83.6%

100.0%

Continued

5

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Forward Currency Contracts

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/15/16	2,470,667	$3,707,878	$3,641,876	$66,002
British Pound	State Street	1/15/16	2,470,668	3,709,115	3,641,878	67,237
Canadian Dollar	Bank of New York Mellon	1/15/16	3,164,438	2,328,411	2,287,369	41,042
Canadian Dollar	State Street	1/15/16	3,164,437	2,327,939	2,287,368	40,571
European Euro	Bank of New York Mellon	1/15/16	3,709,537	4,045,732	4,032,237	13,495
European Euro	State Street	1/15/16	3,709,536	4,046,899	4,032,236	14,663
Israeli Shekel	Bank of New York Mellon	1/15/16	7,090,137	1,825,191	1,823,246	1,945
Israeli Shekel	State Street	1/15/16	7,090,138	1,827,167	1,823,246	3,921
Swiss Franc	Bank of New York Mellon	1/15/16	1,816,721	1,834,460	1,815,633	18,827
Swiss Franc	State Street	1/15/16	1,816,721	1,834,831	1,815,633	19,198

				$27,487,623	$27,200,722	$286,901

See accompanying notes to the financial statements.

6

AZL Invesco Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$306,912,456

Investment securities, at value*	$379,057,718
Interest and dividends receivable	689,322
Foreign currency, at value (cost $152,072)	151,254
Unrealized appreciation on forward currency contracts	286,901
Receivable for investments sold	149,849

Total Assets	380,335,044

Liabilities:
Cash overdraft	34,484
Payable for investments purchased	113,071
Payable for capital shares redeemed	148,908
Payable for collateral received on loaned securities	24,549,242
Manager fees payable	200,549
Administration fees payable	10,208
Distribution fees payable	76,317
Custodian fees payable	10,167
Administrative and compliance services fees payable	1,184
Trustee fees payable	870
Other accrued liabilities	14,177

Total Liabilities	25,159,177

Net Assets	$355,175,867

Net Assets Consist of:
Capital	$249,530,841
Accumulated net investment income/(loss)	7,034,296
Accumulated net realized gains/(losses) from investment transactions	26,179,633
Net unrealized appreciation/(depreciation) on investments	72,431,097

Net Assets	$355,175,867

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,231,950
Net Asset Value (offering and redemption price per share)	$13.54

*	Includes securities on loan of $23,776,885.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$8,846,234
Income from securities lending	82,398
Foreign withholding tax	(236,506)

Total Investment Income	8,692,126

Expenses:
Manager fees	2,928,994
Administration fees	120,885
Distribution fees	979,824
Custodian fees	31,141
Administrative and compliance services fees	6,204
Trustee fees	21,582
Professional fees	23,230
Shareholder reports	18,235
Other expenses	8,763

Total expenses before reductions	4,138,858
Less expenses voluntarily waived/reimbursed by the Manager	(356,447)

Net expenses	3,782,411

Net Investment Income/(Loss)	4,909,715

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	27,514,868
Net realized gains/(losses) on forward currency contracts	2,288,858
Change in net unrealized appreciation/depreciation on investments	(46,513,172)

Net Realized/Unrealized Gains/(Losses) on Investments	(16,709,446)

Change in Net Assets Resulting From Operations	$(11,799,731)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco Growth and Income Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,909,715	$8,206,930
Net realized gains/(losses) on investment transactions	29,803,726	42,928,155
Change in unrealized appreciation/depreciation on investments	(46,513,172)	(10,247,694)

Change in net assets resulting from operations	(11,799,731)	40,887,391

Distributions to Shareholders:
From net investment income	(11,764,890)	(4,209,495)
From net realized gains	(40,385,593)	(13,527,318)

Change in net assets resulting from distributions to shareholders	(52,150,483)	(17,736,813)

Capital Transactions:
Proceeds from shares issued	4,340,650	15,127,035
Proceeds from dividends reinvested	52,150,483	17,736,813
Value of shares redeemed	(59,671,730)	(73,171,753)

Change in net assets resulting from capital transactions	(3,180,597)	(40,307,905)

Change in net assets	(67,130,811)	(17,157,327)
Net Assets:
Beginning of period	422,306,678	439,464,005

End of period	$355,175,867	$422,306,678

Accumulated net investment income/(loss)	$7,034,296	$11,095,072

Share Transactions:
Shares issued	283,022	954,104
Dividends reinvested	3,921,089	1,096,218
Shares redeemed	(3,787,194)	(4,575,778)

Change in shares	416,917	(2,525,456)

See accompanying notes to the financial statements.

8

AZL Invesco Growth and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.36	$15.51	$11.71	$10.39	$10.70

Investment Activities:
Net Investment Income/(Loss)	0.24	0.33	0.16	0.14	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(0.81)	1.21	3.77	1.35	(0.36)

Total from Investment Activities	(0.57)	1.54	3.93	1.49	(0.21)

Dividends to Shareholders From:
Net Investment Income	(0.51)	(0.16)	(0.13)	(0.17)	(0.10)
Net Realized Gains	(1.74)	(0.53)	—	—	—

Total Dividends	(2.25)	(0.69)	(0.13)	(0.17)	(0.10)

Net Asset Value, End of Period	$13.54	$16.36	$15.51	$11.71	$10.39

Total Return(a)	(3.26)%	10.00%	33.69%	14.33%	(1.94	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$355,176	$422,307	$439,464	$328,685	$251,302
Net Investment Income/(Loss)	1.25%	1.91%	1.17%	1.43%	1.32%
Expenses Before Reductions(c)	1.06%	1.05%	1.05%	1.07%	1.09%
Expenses Net of Reductions	0.97%	0.96%	0.96%	0.97%	0.98%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.97%	0.96%	0.96%	0.98%	0.99%
Portfolio Turnover Rate	19%	29%	31%	32%	22%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco Growth and Income Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $8,151 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $27.5 million as of December 31, 2015. The monthly average amount for these contracts was $35.3 million for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Foreign Exchange Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$286,901	Unrealized depreciation on forward currency contracts	$—

11

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Foreign Exchange Risk Exposure

Foreign Currency Contracts	Net Realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$2,288,858	$(424,597)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Growth and Income Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.675% and above $100 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $3,997 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-

12

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2015

interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+
Diversified Telecommunication Services	$2,748,241	$3,117,551	$5,865,792
Oil, Gas & Consumable Fuels	20,685,256	10,410,492	31,095,748
Pharmaceuticals	18,696,342	8,160,486	26,856,828
Other Common Stocks+	278,534,068	—	278,534,068
Securities Held as Collateral for Securities on Loan	—	24,549,242	24,549,242
Unaffiliated Investment Company	12,156,040	—	12,156,040

Total Investment Securities	332,819,947	46,237,771	379,057,718

Other Financial Instruments:*
Forward Currency Contracts	—	286,901	286,901

Total Investments	$332,819,947	$46,524,672	$379,344,619

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

13

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Growth and Income Fund	$73,920,251	$120,870,194

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $310,240,461. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$90,062,736
Unrealized depreciation	(21,245,479)

Net unrealized appreciation/(depreciation)	$68,817,257

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$12,500,470	$39,650,013	$52,150,483

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$4,209,495	$13,527,318	$17,736,813

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Growth and Income Fund	$7,321,198	$29,507,639	$—	$68,816,189	$105,645,026

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Invesco Growth and Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 46.32% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $39,650,013.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $735,567.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

20

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Invesco International Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Invesco International Equity Fund returned -2.74%. That compared to a -0.39% and -0.91% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI ACWI Ex-U.S. Growth Index1, respectively.

International markets experienced increased volatility during the 12-month period due to several key factors, including the continued slowdown in energy markets, a strengthening U.S. dollar and the economic downturn in China.

Developed markets were generally able to withstand these headwinds. The eurozone benefited from generally positive economic data, as well as the agreement on a debt bailout plan for Greece. However, emerging markets were hit hard by China’s slowing economy and continued weak commodity prices, as well as by the U.S. Federal Reserve’s (the Fed) decision to delay raising interest rates. The delay led to an increase in investor uncertainty and market volatility.

Global equity markets seemed to regain their footing late in the period as the Fed in December finally raised interest rates, the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing measures.

In this environment, we continued to construct the portfolio with a bottom-up approach, selecting stocks on an individual basis. The Fund’s relative performance was hurt by stock selection in the financials and industrials sectors. The choice of energy stocks also dragged on relative results, as did the Fund’s lack of exposure to the telecommunications services sector, which performed well during the period.*

The Fund benefited from stock selection in the materials sector and overweight allocations to the information technology and consumer discretionary sectors. Stock selection in the health care sector contributed to relative returns as well. The Fund’s cash position, which is a residual of the bottom-up stock selection process and is not part of any risk management allocation decision, also helped buoy returns in the negative market environment.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® Invesco International Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco International Equity Fund	-2.74%	5.02%	4.40%	4.79%
MSCI EAFE Index (gross of withholding taxes)	-0.39%	5.46%	4.07%	3.50%
MSCI EAFE Index (net of withholding taxes)	-0.81%	5.01%	3.60%	3.03%
MSCI ACWI Ex-U.S. Growth Index (gross of withholding taxes)	-0.91%	3.90%	2.48%	4.02%
MSCI ACWI Ex-U.S. Growth Index (net of withholding taxes)	-1.25%	3.55%	2.13%	3.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Invesco International Equity Fund	1.24%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International All Country World Index Ex-U.S. Growth (“MSCI ACWI Ex-U.S. Growth”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI ACWI Ex-U.S. Growth Index is unmanaged and captures large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets countries. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco International Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco International Equity Fund	$1,000.00	$940.40	$5.77	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Invesco International Equity Fund	$1,000.00	$1,019.24	$6.01	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United Kingdom	19.1%
Switzerland	9.0
Japan	8.1
Canada	7.4
Germany	6.8
Australia	4.9
Sweden	4.5
Hong Kong	4.2
Singapore	3.7
France	3.4
All other countries	24.1

Total Common Stocks	95.2
Securities Held as Collateral for Securities on Loan	6.3
Money Market	4.7

Total Investment Securities	106.2
Net other assets (liabilities)	(6.2)

Net Assets	100.0%

3

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (95.2%):
Air Freight & Logistics (1.0%):
158,555	Deutsche Post AG	$4,464,552

Auto Components (0.5%):
51,800	Denso Corp.	2,470,100

Automobiles (2.3%):
3,869,000	Great Wall Motor Co.	4,478,606
101,200	Toyota Motor Corp.	6,212,436

		10,691,042

Banks (5.5%):
1,717,053	Akbank T.A.S.	3,944,906
6,196,000	Industrial & Commercial Bank of China	3,711,164
1,317,800	Kasikornbank Public Co., Ltd.	5,505,036
5,014,575	Lloyds Banking Group plc	5,396,524
497,752	United Overseas Bank, Ltd.	6,855,293

		25,412,923

Beverages (3.9%):
51,827	Anheuser-Busch InBev NV	6,401,062
92,658	Carlsberg A/S, Class B	8,193,786
38,037	Fomento Economico Mexicano SAB de C.V., ADR	3,512,717

		18,107,565

Biotechnology (1.0%):
60,116	CSL, Ltd.	4,582,181

Capital Markets (4.0%):
866,780	Aberdeen Asset Management plc	3,692,096
139,631	Julius Baer Group, Ltd.	6,696,433
425,233	UBS Group AG	8,185,593

		18,574,122

Chemicals (1.7%):
20,736	Syngenta AG, Registered Shares	8,141,403

Commercial Services & Supplies (0.9%):
498,440	Brambles, Ltd.	4,169,847

Communications Equipment (1.4%):
653,245	Telefonaktiebolaget LM Ericsson, B Shares	6,332,179

Containers & Packaging (2.0%):
969,485	Amcor, Ltd.	9,429,605

Diversified Financial Services (5.2%):
1,989,456	Bm&f Bovespa SA	5,477,920
121,001	Deutsche Boerse AG	10,702,930
212,170	Investor AB, B Shares	7,811,610

		23,992,460

Electrical Equipment (1.4%):
114,331	Schneider Electric SA	6,508,651

Electronic Equipment, Instruments & Components (0.7%):
6,285	Keyence Corp.	3,449,924

Food Products (0.6%):
186,648	BRF-Brasil Foods SA	2,614,488

Health Care Equipment & Supplies (2.5%):
181,956	Getinge AB, B Shares	4,738,674
400,287	Smith & Nephew plc	7,083,981

		11,822,655

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (2.9%):
491,494	Compass Group plc	$8,505,477
1,621,000	Galaxy Entertainment Group, Ltd.	5,054,347

		13,559,824

Industrial Conglomerates (2.3%):
795,212	CK Hutchison Holdings, Ltd.	10,673,666

Insurance (1.9%):
10,946	Fairfax Financial Holdings, Ltd.	5,197,353
139,109	Great-West Lifeco, Inc.	3,471,943

		8,669,296

Internet Software & Services (3.3%):
37,500	Baidu, Inc., ADR*^	7,089,000
2,027,700	Yahoo! Japan Corp.^	8,241,729

		15,330,729

IT Services (3.6%):
134,313	Amadeus IT Holding SA	5,913,437
272,717	CGI Group, Inc., A*	10,920,507

		16,833,944

Life Sciences Tools & Services (0.0%):
160,422	Art Advanced Research Technologies, Inc.*(a)	—
165,100	Art Advanced Research Technologies, Inc.*(a)	—
50,591	Art Advanced Research Technologies, Inc.*(a)	—

		—

Machinery (2.1%):
23,400	FANUC Corp.	4,034,459
232,700	Komatsu, Ltd.	3,792,047
251,438	Sandvik AB^	2,179,264

		10,005,770

Media (15.0%):
1,051,599	British Sky Broadcasting Group plc	17,202,714
249,479	Grupo Televisa SA, ADR	6,788,324
508,873	Informa plc	4,594,526
148,472	ProSiebenSat.1 Media AG, Registered Shares^	7,509,289
138,129	Publicis Groupe SA	9,160,082
733,535	Reed Elsevier plc	12,858,842
515,535	WPP plc	11,864,758

		69,978,535

Multiline Retail (1.0%):
44,443	Next plc	4,763,576

Oil, Gas & Consumable Fuels (3.6%):
270,583	Cenovus Energy, Inc.	3,422,626
266,806	Royal Dutch Shell plc, B Shares	6,091,460
287,821	Suncor Energy, Inc.	7,431,128

		16,945,214

Personal Products (1.3%):
137,713	Unilever NV	5,965,688

Pharmaceuticals (6.7%):
39,178	Novartis AG, Registered Shares	3,349,805
93,714	Novo Nordisk A/S, B Shares	5,387,658
32,513	Roche Holding AG	8,962,882

Continued

4

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
204,318	Teva Pharmaceutical Industries, Ltd., ADR	$13,411,434

		31,111,779

Road & Rail (1.8%):
1,464,834	Aurizon Holdings, Ltd.	4,657,343
70,459	Canadian National Railway Co.	3,939,287

		8,596,630

Semiconductors & Semiconductor Equipment (4.2%):
72,159	Avago Technologies, Ltd.^	10,473,879
402,407	Taiwan Semiconductor Manufacturing Co., Ltd., ADR^	9,154,759

		19,628,638

Software (2.0%):
115,327	SAP AG	9,184,686

Specialty Retail (1.5%):
1,398,921	Kingfisher plc	6,772,805

Technology Hardware, Storage & Peripherals (1.4%):
6,315	Samsung Electronics Co., Ltd.	6,744,795

Textiles, Apparel & Luxury Goods (1.4%):
48,730	Compagnie Financiere Richemont SA	3,501,488
9,129	Swatch Group AG (The)^	3,186,756

		6,688,244

Shares or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (4.5%):
206,067	British American Tobacco plc	$11,443,145
261,900	Japan Tobacco, Inc.	9,617,420

		21,060,565

Total Common Stocks (Cost $359,850,201)		443,278,081

Securities Held as Collateral for Securities on Loan (6.3%):
$29,424,302	AZL Invesco International Equity Fund Securities Lending Collateral Account(b)	29,424,302

Total Securities Held as Collateral for Securities on Loan (Cost $29,424,302)		29,424,302

Unaffiliated Investment Company (4.7%):
21,736,453	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	21,736,453

Total Unaffiliated Investment Company (Cost $21,736,453)		21,736,453

Total Investment Securities (Cost $411,010,956)(d) — 106.2%		494,438,836
Net other assets (liabilities) — (6.2)%		(28,856,667)

Net Assets — 100.0%		$465,582,169

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American	Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $28,129,359.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(c)	The rate represents the effective yield at December 31, 2015.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

Continued

5

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2015

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	4.6%
Belgium	1.3%
Brazil	1.6%
Canada	7.0%
Cayman Islands	1.4%
China	0.9%
Denmark	2.7%
France	3.2%
Germany	6.4%
Hong Kong	3.9%
Ireland (Republic of)	2.4%
Israel	2.7%
Japan	7.6%
Mexico	2.1%
Netherlands	1.2%
Republic of Korea (South)	1.4%
Singapore	3.5%
Spain	1.2%
Sweden	4.3%
Switzerland	8.5%
Taiwan	1.9%
Thailand	1.1%
Turkey	0.8%
United Kingdom	17.9%
United States	10.4%

100.0%

See accompanying notes to the financial statements.

6

AZL Invesco International Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$411,010,956

Investment securities, at value*	$494,438,836
Interest and dividends receivable	329,855
Foreign currency, at value (cost $782,865)	745,291
Reclaims receivable	414,487

Total Assets	495,928,469

Liabilities:
Cash overdraft	143,120
Payable for capital shares redeemed	248,499
Payable for collateral received on loaned securities	29,424,302
Manager fees payable	340,290
Administration fees payable	13,195
Distribution fees payable	100,085
Custodian fees payable	52,607
Administrative and compliance services fees payable	1,567
Trustee fees payable	1,152
Other accrued liabilities	21,483

Total Liabilities	30,346,300

Net Assets	$465,582,169

Net Assets Consist of:
Capital	$363,422,927
Accumulated net investment income/(loss)	4,859,047
Accumulated net realized gains/(losses) from investment transactions	13,943,652
Net unrealized appreciation/(depreciation) on investments	83,356,543

Net Assets	$465,582,169

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,339,571
Net Asset Value (offering and redemption price per share)	$16.43

*	Includes securities on loan of $28,129,359.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$13,388,107
Income from securities lending	169,129
Foreign withholding tax	(1,265,322)

Total Investment Income	12,291,914

Expenses:
Manager fees	4,654,940
Administration fees	155,011
Distribution fees	1,293,038
Custodian fees	164,896
Administrative and compliance services fees	7,502
Trustee fees	26,086
Professional fees	32,783
Shareholder reports	21,772
Other expenses	15,978

Total expenses before reductions	6,372,006
Less expenses voluntarily waived/reimbursed by the Manager	(258,615)

Net expenses	6,113,391

Net Investment Income/(Loss)	6,178,523

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,821,943
Change in net unrealized appreciation/depreciation on investments	(35,844,232)

Net Realized/Unrealized Gains/(Losses) on Investments	(17,022,289)

Change in Net Assets Resulting From Operations	$(10,843,766)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco International Equity Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$6,178,523	$7,579,504
Net realized gains/(losses) on investment transactions	18,821,943	45,532,166
Change in unrealized appreciation/depreciation on investments	(35,844,232)	(50,756,874)

Change in net assets resulting from operations	(10,843,766)	2,354,796

Distributions to Shareholders:
From net investment income	(7,971,218)	(8,563,231)
From net realized gains	(29,922,959)	—

Change in net assets resulting from distributions to shareholders	(37,894,177)	(8,563,231)

Capital Transactions:
Proceeds from shares issued	24,236,707	13,070,434
Proceeds from dividends reinvested	37,894,177	8,563,231
Value of shares redeemed	(95,244,758)	(60,336,578)

Change in net assets resulting from capital transactions	(33,113,874)	(38,702,913)

Change in net assets	(81,851,817)	(44,911,348)
Net Assets:
Beginning of period	547,433,986	592,345,334

End of period	$465,582,169	$547,433,986

Accumulated net investment income/(loss)	$4,859,047	$5,345,753

Share Transactions:
Shares issued	1,286,510	700,821
Dividends reinvested	2,374,322	448,806
Shares redeemed	(5,084,703)	(3,201,602)

Change in shares	(1,423,871)	(2,051,975)

See accompanying notes to the financial statements.

8

AZL Invesco International Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.39	$18.62	$15.87	$13.97	$15.24

Investment Activities:
Net Investment Income/(Loss)	0.24	0.27	0.22	0.16	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	(0.21)	2.74	2.00	(1.40)

Total from Investment Activities	(0.55)	0.06	2.96	2.16	(1.12)

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.29)	(0.21)	(0.26)	(0.15)
Net Realized Gains	(1.11)	—	—	—	—

Total Dividends	(1.41)	(0.29)	(0.21)	(0.26)	(0.15)

Net Asset Value, End of Period	$16.43	$18.39	$18.62	$15.87	$13.97

Total Return(a)	(2.74)%	0.25%	18.78%	15.56%	(7.32	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$465,582	$547,434	$592,345	$509,885	$459,529
Net Investment Income/(Loss)	1.19%	1.31%	1.26%	1.12%	1.72%
Expenses Before Reductions(c)	1.23%	1.24%	1.24%	1.25%	1.27%
Expenses Net of Reductions	1.18%	1.19%	1.19%	1.20%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.18%	1.19%	1.19%	1.20%	1.19%
Portfolio Turnover Rate	21%	23%	28%	27%	30%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco International Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2015

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $22.8 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $16,747 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit.

Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee,

11

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2015

which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $5,280 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

12

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Beverages	$3,512,717	$14,594,848	$—		$18,107,565
Food Products	2,614,488	—	—		2,614,488
Insurance	8,669,296	—	—		8,669,296
Internet Software & Services	7,089,000	8,241,729	—		15,330,729
IT Services	10,920,507	5,913,437	—		16,833,944
Life Science Tools & Services	—	—	—	^	—	^
Media	6,788,324	63,190,211	—		69,978,535
Oil, Gas & Consumable Fuels	10,853,754	6,091,460	—		16,945,214
Pharmaceuticals	13,411,434	17,700,345	—		31,111,779
Road & Rail	3,939,287	4,657,343	—		8,596,630
Semiconductors & Semiconductor Equipment	19,628,638	—	—		19,628,638
Other Common Stocks+	—	235,461,263	—		235,461,263
Securities Held as Collateral for Securities on Loan	—	29,424,302	—		29,424,302
Unaffiliated Investment Company	21,736,453	—	—		21,736,453

Total Investment Securities	$109,163,898	$385,274,938	$—	^	$494,438,836

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$100,316,150	$146,442,588

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $417,135,754. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$111,088,886
Unrealized depreciation	(33,785,804)

Net unrealized appreciation/(depreciation)	$77,303,082

13

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$7,971,218	$29,922,959	$37,894,177

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$8,563,231	$—	$8,563,231

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco International Equity Fund	$13,573,049	$11,354,448	$—	$77,231,745	$102,159,242

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Invesco International Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $29,922,959.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

19

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® JPMorgan International Opportunities Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan International Opportunities Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® JPMorgan International Opportunities Fund returned 0.78%. That compared to a -0.39% total return for its benchmark, the MSCI EAFE Index1.

Equities started the year on a positive note, underpinned by optimism that accommodative monetary policies, lower energy prices and ongoing merger and acquisition activity would continue to fuel global economic growth and drive stock prices higher. As the year progressed, however, that sentiment deteriorated. Coming into the third quarter, the prospect of higher U.S. interest rates and slowing growth in China weighed on investors’ minds. As Chinese stock prices continued to plunge, concerns about the possibility of a hard landing in China intensified. Unfortunately, faced with the possibility that the world’s two largest economies might falter markets elsewhere in the globe sold off.

The last three months of the period saw global equity markets recover some of the ground they lost, bolstered by indications of continued recovery in the developed world and expectations that government economic policies would remain accommodative. The U.S. Federal Reserve finally raised rates in December. Ultimately, the EAFE index closed out the year in positive territory in local currency terms. However, for U.S. investors those gains were more than eaten away by currency movements, as the strength of the U.S. economy combined with the increase in interest rates caused the U.S. dollar to gain against most major currencies.

The Fund outperformed its benchmark over the period. The Fund employs a larger-cap core strategy that focuses on bottom-up stock selection, seeking to identify the most attractive names within each sector. At the sector level, stock selection in industrial cyclical and bank stocks added the most value. Regionally, stock selection in the United Kingdom and Japan contributed to the Fund’s relative returns. For example, shares of a Japanese building and development company boosted relative returns, as the company witnessed an increase in operating profits thanks to an uptick in the Japanese housing market.*

Stock selection in healthcare and basic industries detracted from the Fund’s relative performance. Mining stocks in general continued to struggle as demand from China slowed and over-capacity issues put downward pressure on commodity prices. In this environment, the Fund’s selection of an Australian/United Kingdom mining group performed poorly during the period.*

The Fund held derivatives, which were used for the efficient management of cash flow, to reduce currency deviations from the benchmark and for risk management purposes. These holdings did not materially impact performance over the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities of companies from developed countries other than the United States.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® JPMorgan International Opportunities Fund	0.78%	4.05%	3.24%	4.09%
MSCI EAFE Index (gross of withholding taxes)	-0.39%	5.46%	4.07%	3.50%
MSCI EAFE Index (net of withholding taxes)	-0.81%	5.01%	3.60%	3.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan International Opportunities Fund	1.29%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan International Opportunities Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan International Opportunities Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL JPMorgan International Opportunities Fund	$1,000.00	$945.80	$5.79	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,019.28	$6.01	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United Kingdom	29.8%
Japan	25.8
Switzerland	10.1
Germany	7.7
France	5.6
Netherlands	3.7
Italy	3.6
Hong Kong	2.3
Australia	2.1
Finland	2.1
All other countries	7.1

Total Common Stocks	99.9
Securities Held as Collateral for Securities on Loan	1.2

Total Investment Securities	101.1
Net other assets (liabilities)	(1.1)

Net Assets	100.0%

3

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.9%):
Aerospace & Defense (2.8%):
103,349	European Aeronautic Defence & Space Co. NV	$6,938,268
93,923	Thales SA	7,036,852

		13,975,120

Air Freight & Logistics (1.4%):
343,400	Yamato Holdings Co., Ltd.^	7,279,101

Airlines (1.1%):
156,800	Japan Airlines Co., Ltd.	5,615,939

Auto Components (1.3%):
27,774	Continental AG	6,740,267

Automobiles (4.2%):
58,406	Bayerische Motoren Werke AG (BMW)	6,150,396
65,914	Renault SA	6,606,655
142,600	Toyota Motor Corp.	8,753,887

		21,510,938

Banks (13.6%):
392,741	Australia & New Zealand Banking Group, Ltd.	7,923,751
134,610	BNP Paribas SA	7,618,429
79,655	HDFC Bank, Ltd., ADR^	4,906,748
1,203,370	HSBC Holdings plc	9,494,973
622,947	ING Groep NV	8,384,379
2,369,802	Intesa Sanpaolo SpA	7,896,522
7,576,904	Lloyds Banking Group plc	8,154,020
1,643,300	Mitsubishi UFJ Financial Group, Inc.	10,171,480
141,972	Sumitomo Mitsui Financial Group, Inc.	5,356,178

		69,906,480

Beverages (3.4%):
48,998	Anheuser-Busch InBev NV	6,051,657
121,766	SABMiller plc	7,292,708
89,100	Suntory Beverage & Food, Ltd.	3,907,077

		17,251,442

Building Products (1.4%):
100,000	Daikin Industries, Ltd.	7,278,675

Capital Markets (1.7%):
465,179	UBS Group AG	8,954,541

Chemicals (1.7%):
84,034	Christian Hansen Holding A/S	5,257,075
22,241	Linde AG	3,227,916

		8,484,991

Communications Equipment (1.3%):
939,825	Nokia OYJ	6,689,735

Construction & Engineering (1.4%):
1,177,000	Kajima Corp.	7,004,596

Diversified Financial Services (1.5%):
554,600	ORIX Corp.	7,780,983

Diversified Telecommunication Services (2.4%):
210,200	Nippon Telegraph & Telephone Corp.	8,346,367
3,277,750	Telecom Italia SpA*	4,130,773

		12,477,140

Electric Utilities (1.2%):
1,528,363	Enel SpA	6,391,936

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (1.6%):
14,700	Keyence Corp.	$8,069,036

Food & Staples Retailing (2.4%):
459,110	Distribuidora Internacional de Alimentacion SA	2,696,929
164,700	Seven & I Holdings Co., Ltd.	7,510,504
2,447,500	Sun Art Retail Group, Ltd.^	1,847,074

		12,054,507

Food Products (4.5%):
107,230	Associated British Foods plc	5,277,454
192,354	Nestle SA, Registered Shares	14,262,254
173,000	Nippon Meat Packers, Inc.	3,393,391

		22,933,099

Gas Utilities (0.9%):
864,000	ENN Energy Holdings, Ltd.	4,580,196

Health Care Equipment & Supplies (1.3%):
364,129	Smith & Nephew plc	6,444,084

Hotels, Restaurants & Leisure (0.7%):
91,363	InterContinental Hotels Group plc	3,544,715

Household Durables (1.0%):
217,181	Electrolux AB, Series B	5,216,571

Household Products (2.8%):
52,180	Henkel AG & Co. KGaA	5,815,821
92,759	Reckitt Benckiser Group plc	8,537,159

		14,352,980

Industrial Conglomerates (1.3%):
504,388	CK Hutchison Holdings, Ltd.	6,770,106

Insurance (4.8%):
574,960	Aviva plc	4,343,812
265,807	AXA SA	7,265,814
158,900	NKSJ Holdings, Inc.	5,198,156
346,732	Prudential plc	7,761,506

		24,569,288

Machinery (0.8%):
347,600	DMG Mori Co., Ltd.	4,037,315

Media (2.7%):
172,000	Dentsu, Inc.	9,415,994
538,956	UBM plc	4,178,763

		13,594,757

Metals & Mining (3.2%):
275,400	Nippon Steel Corp.	5,453,851
1,576,896	Norsk Hydro ASA	5,866,853
180,480	Rio Tinto plc	5,258,922

		16,579,626

Multi-Utilities (1.2%):
441,975	National Grid plc	6,078,160

Oil, Gas & Consumable Fuels (3.3%):
309,855	BG Group plc	4,492,668
624,536	Oil Search, Ltd.	3,056,817
417,951	Royal Dutch Shell plc, A Shares	9,573,446

		17,122,931

Continued

4

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.8%):
217,136	UPM-Kymmene OYJ	$4,020,983

Pharmaceuticals (11.0%):
136,565	AstraZeneca plc	9,231,713
78,925	Bayer AG	9,900,688
474,339	GlaxoSmithKline plc	9,579,343
62,024	Novartis AG, Registered Shares	5,303,189
58,277	Roche Holding AG	16,065,262
95,097	Shire plc	6,516,439

		56,596,634

Real Estate Management & Development (4.4%):
1,446,000	China Overseas Land & Investment, Ltd.	5,020,734
296,900	Daiwa House Industry Co., Ltd.	8,513,362
361,000	Mitsui Fudosan Co., Ltd.	9,046,875

		22,580,971

Semiconductors & Semiconductor Equipment (2.2%):
42,880	ASML Holding NV	3,820,793
523,638	Infineon Technologies AG	7,661,782

		11,482,575

Specialty Retail (2.3%):
816,522	Dixons Carphone plc	6,000,022
1,160,521	Kingfisher plc	5,618,604

		11,618,626

Shares or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (1.9%):
174,135	British American Tobacco plc	$9,669,924

Trading Companies & Distributors (1.4%):
136,148	Wolseley plc	7,399,802

Water Utilities (0.7%):
283,563	Pennon Group plc	3,596,410

Wireless Telecommunication Services (2.3%):
3,594,196	Vodafone Group plc	11,623,870

Total Common Stocks (Cost $477,597,237)		511,879,050

Securities Held as Collateral for Securities on Loan (1.2%):
$6,318,250	AZL JPMorgan International Opportunities Fund Securities Lending Collateral Account(a)	6,318,250

Total Securities Held as Collateral for Securities on Loan (Cost $6,318,250)		6,318,250

Total Investment Securities (Cost $483,915,487)(b) — 101.1%		518,197,300
Net other assets (liabilities) — (1.1)%		(5,409,781)

Net Assets — 100.0%		$512,787,519

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $6,172,375.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	2.1%
Belgium	1.2%
China	1.2%
Denmark	1.0%
Finland	2.1%
France	5.5%
Germany	7.6%
Hong Kong	2.3%
India	0.9%
Italy	3.6%

Country	Percentage
Japan	25.5%
Netherlands	3.7%
Norway	1.1%
Spain	0.5%
Sweden	1.0%
Switzerland	10.0%
United Kingdom	29.5%
United States	1.2%

100.0%

Continued

5

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2015

Forward Currency Contracts

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Barclays Bank	3/18/16	877,962	$1,301,467	$1,294,269	$7,198
British Pound	Morgan Stanley	3/18/16	34,730,890	52,531,811	51,199,374	1,332,437
European Euro	State Street	3/18/16	1,221,623	1,324,707	1,330,052	(5,345)
Hong Kong Dollar	Royal Alliance	3/18/16	26,571,185	3,429,749	3,430,939	(1,190)
Japanese Yen	BNP Paribas	3/18/16	464,577,914	3,836,583	3,873,713	(37,130)
Japanese Yen	RBC Dominion Securities	3/18/16	613,204,194	5,080,829	5,112,979	(32,150)
Japanese Yen	State Street	3/18/16	469,398,737	3,871,649	3,913,910	(42,261)
Norwegian Krone	Goldman Sachs	3/18/16	21,778,742	2,509,757	2,459,629	50,128

				$73,886,552	$72,614,865	$1,271,687

Long Contracts:
Australian Dollar	Citigroup Global Markets	3/18/16	31,539,706	$22,614,378	$22,885,749	$271,371
British Pound	State Street	3/18/16	1,640,075	2,489,613	2,417,755	(71,858)
Danish Krone	HSBC Bank	3/18/16	37,273,868	5,490,703	5,442,864	(47,839)
European Euro	Goldman Sachs	3/18/16	3,732,868	4,090,159	4,064,189	(25,970)
European Euro	HSBC Bank	3/18/16	1,116,365	1,222,393	1,215,451	(6,942)
European Euro	BNP Paribas	3/18/16	15,118,978	16,600,456	16,460,906	(139,550)
Japanese Yen	Goldman Sachs	3/18/16	129,266,503	1,071,130	1,077,842	6,712
Singapore Dollar	State Street	3/18/16	10,888,521	7,710,112	7,664,897	(45,215)
Swedish Krona	Goldman Sachs	3/18/16	63,716,425	7,545,347	7,571,193	25,846
Swiss Franc	Citigroup Global Markets	3/18/16	2,076,287	2,082,889	2,081,366	(1,523)
Swiss Franc	Morgan Stanley	3/18/16	2,511,277	2,555,383	2,517,420	(37,963)

				$73,472,563	$73,399,632	$(72,931)

See accompanying notes to the financial statements.

6

AZL JPMorgan International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$483,915,487

Investment securities, at value*	$518,197,300
Interest and dividends receivable	786,822
Unrealized appreciation on forward currency contracts	1,693,692
Reclaims receivable	403,847
Prepaid expenses	45

Total Assets	521,081,706

Liabilities:
Cash overdraft	261,297
Foreign currency, at value (cost $95,696)	98,144
Unrealized depreciation on forward currency contracts	494,936
Payable for capital shares redeemed	545,662
Payable for collateral received on loaned securities	6,318,250
Manager fees payable	373,297
Administration fees payable	14,253
Distribution fees payable	109,793
Custodian fees payable	54,469
Administrative and compliance services fees payable	1,727
Trustee fees payable	1,269
Other accrued liabilities	21,090

Total Liabilities	8,294,187

Net Assets	$512,787,519

Net Assets Consist of:
Capital	$466,902,113
Accumulated net investment income/(loss)	2,576,222
Accumulated net realized gains/(losses) from investment transactions	7,859,254
Net unrealized appreciation/(depreciation) on investments	35,449,930

Net Assets	$512,787,519

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,092,905
Net Asset Value (offering and redemption price per share)	$16.49

*	Includes securities on loan of $6,172,375.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$16,554,302
Interest	25
Income from securities lending	186,398
Foreign withholding tax	(1,915,951)

Total Investment Income	14,824,774

Expenses:
Manager fees	5,360,988
Administration fees	165,416
Distribution fees	1,410,783
Custodian fees	150,630
Administrative and compliance services fees	7,448
Trustee fees	25,893
Professional fees	35,075
Shareholder reports	22,714
Other expenses	11,734

Total expenses before reductions	7,190,681
Less expenses voluntarily waived/reimbursed by the Manager	(564,309)

Net expenses	6,626,372

Net Investment Income/(Loss)	8,198,402

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,867,430
Net realized gains/(losses) on forward currency contracts	(4,113,228)
Change in net unrealized appreciation/depreciation on investments	(5,034,186)

Net Realized/Unrealized Gains/(Losses) on Investments	(279,984)

Change in Net Assets Resulting From Operations	$7,918,418

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL JPMorgan International Opportunities Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$8,198,402	$15,948,238
Net realized gains/(losses) on investment transactions	4,754,202	33,010,705
Change in unrealized appreciation/depreciation on investments	(5,034,186)	(95,854,784)

Change in net assets resulting from operations	7,918,418	(46,895,841)

Distributions to Shareholders:
From net investment income	(13,524,195)	(8,522,582)
From net realized gains	(8,717,774)	—

Change in net assets resulting from distributions to shareholders	(22,241,969)	(8,522,582)

Capital Transactions:
Proceeds from shares issued	9,731,961	17,848,646
Proceeds from dividends reinvested	22,241,969	8,522,582
Value of shares redeemed	(85,596,233)	(61,791,725)

Change in net assets resulting from capital transactions	(53,622,303)	(35,420,497)

Change in net assets	(67,945,854)	(90,838,920)
Net Assets:
Beginning of period	580,733,373	671,572,293

End of period	$512,787,519	$580,733,373

Accumulated net investment income/(loss)	$2,576,222	$12,259,056

Share Transactions:
Shares issued	549,816	1,002,877
Dividends reinvested	1,362,031	469,563
Shares redeemed	(4,794,108)	(3,389,112)

Change in shares	(2,882,261)	(1,916,672)

See accompanying notes to the financial statements.

8

AZL JPMorgan International Opportunities Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.09	$18.71	$15.85	$13.42	$15.62

Investment Activities:
Net Investment Income/(Loss)	0.30	0.48	0.27	0.26	0.21
Net Realized and Unrealized Gains/(Losses) on Investments	(0.17)	(1.85)	2.98	2.44	(2.31)

Total from Investment Activities	0.13	(1.37)	3.25	2.70	(2.10)

Dividends to Shareholders From:
Net Investment Income	(0.44)	(0.25)	(0.39)	(0.27)	(0.10)
Net Realized Gains	(0.29)	—	—	—	—

Total Dividends	(0.73)	(0.25)	(0.39)	(0.27)	(0.10)

Net Asset Value, End of Period	$16.49	$17.09	$18.71	$15.85	$13.42

Total Return(a)	0.78%	(7.39)%	20.69%	20.26%	(13.41)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$512,788	$580,733	$671,572	$578,791	$398,683
Net Investment Income/(Loss)	1.45%	2.52%	1.49%	2.08%	1.88%
Expenses Before Reductions(b)	1.27%	1.29%	1.29%	1.30%	1.32%
Expenses Net of Reductions	1.17%	1.19%	1.19%	1.20%	1.21%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.17%	1.19%	1.19%	1.20%	1.21%
Portfolio Turnover Rate	42%	50%	42%	37%	128	%(d)

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan International Opportunities Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $21.0 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $18,405 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $147.4 million as of December 31, 2015. The monthly average amount for these contracts was $199.6 million for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$1,693,692	Unrealized depreciation on forward currency contracts	$494,936

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Net Realized gains/(losses) on forward currency contracts/Change in unrealized appreciation/depreciation on investments	$(4,113,228)	$1,330,442

11

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2015

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan International Opportunities Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $5,735 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2015

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Banks	$4,906,748	$64,999,732	$69,906,480
All Other Common Stocks+	—	441,972,570	441,972,570
Securities Held as Collateral for Securities on Loan	—	6,318,250	6,318,250

Total Investment Securities	4,906,748	513,290,552	518,197,300

Other Financial Instruments:*
Forward Currency Contracts	—	1,198,756	1,198,756

Total Investments	$4,906,748	$514,489,308	$519,396,056

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan International Opportunities Fund	$233,852,015	$298,580,478

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

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AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2015

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $486,558,754. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$66,640,285
Unrealized depreciation	(35,001,739)

Net unrealized appreciation/(depreciation)	$31,638,546

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$13,524,195	$8,717,774	$22,241,969

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$8,522,582	$—	$8,522,582

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan International Opportunities Fund	$5,893,498	$8,430,405	$—	$31,561,503	$45,885,406

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan International Opportunities Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL JPMorgan International Opportunities Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $8,717,774.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

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Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® JPMorgan U.S. Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® JPMorgan U.S. Equity Fund returned 0.12%. That compared to a 1.38% total return for its benchmark, the S&P 500 Index1.

Throughout 2015, headlines were dominated by the continued economic crisis in Greece, weakness in crude oil prices, a strong U.S. dollar; China’s slowing economy and seemingly endless banter on when the Federal Reserve (the Fed) would finally raise interest rates. U.S. equity markets were a virtual seesaw in the first half of the year. Throughout the early part of 2015, investor concerns were largely focused on reduced earnings estimates resulting from the massive decline in oil prices and the strength of the U.S. dollar. Ongoing concerns over global growth, OPEC’s reluctance to cut production and the possibility of additional supply coming from Iran and Libya crushed the energy sector during the year.

In the third quarter, the markets finally experienced the correction bearish investors had anticipated. The S&P 500 dropped 11.2% in just six trading days in August, reaching its 2015 low. Then just as recovery seemed imminent, investors sold off again, discouraged by the Fed’s inaction regarding interest rates at its September meeting. U.S. equity markets rebounded in October as investors saw encouraging signs out of China. However, falling oil prices and a strengthening U.S. dollar reappeared in December, weighing on the markets again.

The Fund underperformed its benchmark over the period. Its holdings in the basic materials, media, pharmaceuticals and medical technology sectors detracted from relative returns. For example, an overweight position in a traditional movie production and media company, whose shares suffered from industry wide concerns about competition from new producers, negatively affected relative performance. The Fund’s overweight position in a domestic steel company also hurt performance as steel prices dipped.*

The Fund’s relative performance benefited from its holdings in the semiconductor and hardware, software and services, and utilities sectors. For example, shares of a company that develops semiconductors for wireless and other industries outperformed over the period, in part due its announcement of a merger. A continuing overweight position in a domestic automobile manufacturer also boosted the Fund’s relative returns. The company posted consistently strong results and announced plans to return capital to shareholders.*

The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs over the period. These holdings had a minimal impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, primarily in large- and medium-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® JPMorgan U.S. Equity Fund	0.12%	16.10%	12.39%	7.04%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan U.S. Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan U.S. Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL JPMorgan U.S. Equity Fund	$1,000.00	$985.10	$5.10	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,020.07	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	23.1%
Financials	20.1
Consumer Discretionary	16.1
Health Care	15.7
Industrials	8.8
Energy	6.5
Consumer Staples	5.4
Materials	2.1
Utilities	0.9
Telecommunication Services	0.2

Total Common Stocks	98.9
Securities Held as Collateral for Securities on Loan	10.6
Money Market	1.2

Total Investment Securities	110.7
Net other assets (liabilities)	(10.7)

Net Assets	100.0%

3

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.9%):
Aerospace & Defense (3.3%):
81,441	Honeywell International, Inc.	$8,434,845
4,388	L-3 Communications Holdings, Inc.	524,410
4,631	Northrop Grumman Corp.	874,379
7,861	Raytheon Co.	978,930
29,644	United Technologies Corp.	2,847,899

		13,660,463

Airlines (1.4%):
44,951	Delta Air Lines, Inc.	2,278,566
62,796	United Continental Holdings, Inc.*	3,598,211

		5,876,777

Automobiles (2.6%):
318,347	General Motors Co.	10,826,981

Banks (6.9%):
384,172	Bank of America Corp.	6,465,615
132,357	Citigroup, Inc.	6,849,474
31,016	KeyCorp	409,101
6,575	SVB Financial Group*	781,768
242,194	Wells Fargo & Co.	13,165,665

		27,671,623

Beverages (2.8%):
63,346	Coca-Cola Co. (The)	2,721,344
38,963	Molson Coors Brewing Co., Class A^	3,659,405
50,977	PepsiCo, Inc.	5,093,622

		11,474,371

Biotechnology (4.6%):
13,736	Alexion Pharmaceuticals, Inc.*	2,620,142
13,478	Biogen Idec, Inc.*	4,128,986
7,590	BioMarin Pharmaceutical, Inc.*	795,128
38,748	Celgene Corp.*	4,640,461
32,059	Gilead Sciences, Inc.	3,244,050
1,801	Incyte Corp.*	195,318
24,522	Vertex Pharmaceuticals, Inc.*	3,085,603

		18,709,688

Building Products (0.6%):
3,187	Allegion plc	210,087
72,094	Masco Corp.	2,040,260

		2,250,347

Capital Markets (5.4%):
17,809	Ameriprise Financial, Inc.	1,895,234
11,406	BlackRock, Inc., Class A^	3,883,971
105,339	Charles Schwab Corp. (The)	3,468,813
28,200	Goldman Sachs Group, Inc. (The)	5,082,486
35,008	Invesco, Ltd.	1,172,068
198,143	Morgan Stanley	6,302,929
10,677	TD Ameritrade Holding Corp.	370,599

		22,176,100

Chemicals (1.0%):
20,563	Axiall Corp.	316,670
26,027	Dow Chemical Co. (The)	1,339,870
20,253	E.I. du Pont de Nemours & Co.	1,348,850
33,203	Mosaic Co. (The)	916,071

		3,921,461

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.2%):
20,079	Fluor Corp.^	$948,130

Construction Materials (0.3%):
6,360	Martin Marietta Materials, Inc.^	868,649
4,302	Vulcan Materials Co.	408,561

		1,277,210

Consumer Finance (0.5%):
38,176	Discover Financial Services	2,046,997

Containers & Packaging (0.3%):
23,029	Crown Holdings, Inc.*	1,167,570

Diversified Financial Services (0.7%):
11,206	IntercontinentalExchange, Inc.	2,871,650

Electric Utilities (0.9%):
8,100	American Electric Power Co., Inc.	471,987
24,955	Edison International	1,477,586
48,110	PPL Corp.	1,641,994

		3,591,567

Electronic Equipment, Instruments & Components (0.8%):
49,782	TE Connectivity, Ltd.	3,216,415

Energy Equipment & Services (0.3%):
16,375	Schlumberger, Ltd.	1,142,156

Food & Staples Retailing (0.3%):
8,690	Costco Wholesale Corp.	1,403,435

Food Products (0.6%):
4,945	Hershey Co.^	441,440
46,711	Mondelez International, Inc., Class A	2,094,521

		2,535,961

Health Care Providers & Services (4.1%):
32,159	Aetna, Inc.	3,477,031
13,278	Humana, Inc.	2,370,256
18,252	McKesson, Inc.	3,599,842
63,303	UnitedHealth Group, Inc.	7,446,965

		16,894,094

Hotels, Restaurants & Leisure (0.6%):
18,891	Royal Caribbean Cruises, Ltd.^	1,911,958
8,147	Yum! Brands, Inc.	595,138

		2,507,096

Household Durables (1.9%):
73,806	D.R. Horton, Inc.^	2,364,006
31,516	Harman International Industries, Inc.	2,969,122
27,785	PulteGroup, Inc.^	495,129
64,776	Toll Brothers, Inc.*	2,157,041

		7,985,298

Household Products (1.3%):
13,195	Colgate-Palmolive Co.^	879,051
14,434	Kimberly-Clark Corp.	1,837,448
34,402	Procter & Gamble Co. (The)	2,731,863

		5,448,362

Industrial Conglomerates (0.7%):
95,851	General Electric Co.^	2,985,759

Continued

4

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Insurance (5.4%):
98,821	ACE, Ltd.^	$11,547,234
46,924	Arthur J. Gallagher & Co.	1,921,069
90,360	Marsh & McLennan Cos., Inc.	5,010,461
71,636	MetLife, Inc.	3,453,572
10,934	XL Group plc	428,394

		22,360,730

Internet & Catalog Retail (1.7%):
10,491	Amazon.com, Inc.*	7,090,762

Internet Software & Services (4.6%):
5,604	Alphabet, Inc., Class A*	4,359,968
11,136	Alphabet, Inc., Class C*	8,450,888
58,430	Facebook, Inc., Class A*	6,115,284

		18,926,140

IT Services (3.7%):
48,868	Accenture plc, Class A	5,106,707
21,868	Cognizant Technology Solutions Corp., Class A*	1,312,517
40,944	Fidelity National Information Services, Inc.	2,481,206
23,483	MasterCard, Inc., Class A	2,286,305
50,168	Visa, Inc., Class A	3,890,529

		15,077,264

Life Sciences Tools & Services (0.7%):
14,136	Illumina, Inc.*	2,713,335

Machinery (1.5%):
18,181	Ingersoll-Rand plc	1,005,227
57,703	PACCAR, Inc.	2,735,122
4,124	SPX FLOW, Inc.*	115,101
23,412	Stanley Black & Decker, Inc.	2,498,763

		6,354,213

Media (5.8%):
37,476	CBS Corp., Class B	1,766,244
16,365	Charter Communications, Inc., Class A*^	2,996,432
46,524	Comcast Corp., Class A	2,625,349
35,961	DISH Network Corp., Class A*	2,056,250
2,201	Time Warner Cable, Inc., Class A	408,484
128,016	Time Warner, Inc., Class A	8,278,795
35,032	Twenty-First Century Fox, Inc., Class B	953,921
176,371	Twenty-First Century Fox, Inc.^	4,790,236

		23,875,711

Metals & Mining (0.5%):
10,663	Nucor Corp.	429,719
177,384	United States Steel Corp.^	1,415,524

		1,845,243

Oil, Gas & Consumable Fuels (6.2%):
53,942	Cabot Oil & Gas Corp.	954,234
18,109	Chevron Corp.	1,629,086
106,881	Columbia Pipeline Group, Inc.	2,137,620
6,132	Concho Resources, Inc.*	569,418
10,320	Diamondback Energy, Inc.*^	690,408
9,005	Energen Corp.^	369,115
42,336	EOG Resources, Inc.	2,996,964
34,612	EQT Corp.	1,804,324
8,018	Hess Corp.	388,713

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
16,051	Marathon Petroleum Corp.	$832,084
145,821	Occidental Petroleum Corp.	9,858,957
17,709	Pioneer Natural Resources Co.	2,220,354
8,733	Valero Energy Corp.	617,510

		25,068,787

Pharmaceuticals (6.3%):
21,194	Allergan plc*	6,623,125
68,420	Bristol-Myers Squibb Co.	4,706,612
62,303	Eli Lilly & Co.	5,249,651
253,757	Pfizer, Inc.	8,191,276
9,649	Valeant Pharmaceuticals International, Inc.*	980,821

		25,751,485

Real Estate Investment Trusts (REITs) (1.2%):
2,187	Alexandria Real Estate Equities, Inc.	197,617
2,201	AvalonBay Communities, Inc.	405,270
4,860	Boston Properties, Inc.	619,844
14,493	General Growth Properties, Inc.	394,355
2,873	Kilroy Realty Corp.	181,803
9,605	Kimco Realty Corp.	254,148
24,184	ProLogis, Inc.	1,037,978
4,031	Simon Property Group, Inc.	783,789
3,445	SL Green Realty Corp.	389,216
5,689	Vornado Realty Trust	568,672

		4,832,692

Road & Rail (1.1%):
43,292	CSX Corp.	1,123,427
5,974	Norfolk Southern Corp.	505,341
37,833	Union Pacific Corp.	2,958,541

		4,587,309

Semiconductors & Semiconductor Equipment (5.4%):
68,369	Avago Technologies, Ltd.^	9,923,760
6,092	KLA-Tencor Corp.	422,480
86,507	Lam Research Corp.	6,870,386
38,853	Marvell Technology Group, Ltd.	342,683
22,583	NXP Semiconductors NV*	1,902,618
52,169	Texas Instruments, Inc.	2,859,383

		22,321,310

Software (4.5%):
27,271	Adobe Systems, Inc.*	2,561,838
262,619	Microsoft Corp.	14,570,102
37,004	Oracle Corp.	1,351,756

		18,483,696

Specialty Retail (3.2%):
31,187	Best Buy Co., Inc.^	949,644
118,517	Lowe’s Cos., Inc.	9,012,032
8,762	Tiffany & Co.^	668,453
35,904	TJX Cos., Inc. (The)	2,545,953

		13,176,082

Technology Hardware, Storage & Peripherals (4.1%):
127,622	Apple, Inc.	13,433,492
119,789	Hewlett Packard Enterprise Co.^	1,820,793
118,674	HP, Inc.	1,405,100

		16,659,385

Continued

5

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.3%):
4,617	Ralph Lauren Corp.^	$514,703
9,062	VF Corp.^	564,110

		1,078,813

Tobacco (0.4%):
18,709	Philip Morris International, Inc.	1,644,708

Wireless Telecommunication Services (0.2%):
23,626	T-Mobile US, Inc.*	924,249

Total Common Stocks (Cost $343,948,283)		405,361,425

Securities Held as Collateral for Securities on Loan (10.6%):
$43,375,660	AZL JPMorgan U.S. Equity Fund Securities Lending Collateral Account(a)	43,375,660

Total Securities Held as Collateral for Securities on Loan (Cost $43,375,660)		43,375,660

Unaffiliated Investment Company (1.2%):
4,904,484	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	4,904,484

Total Unaffiliated Investment Company (Cost $4,904,484)		4,904,484

Total Investment Securities (Cost $392,228,427)(c) — 110.7%		453,641,569
Net other assets (liabilities) — (10.7)%		(43,848,863)

Net Assets — 100.0%		$409,792,706

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $41,967,589.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $110,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/16	20	$2,035,400	$(16,890)

See accompanying notes to the financial statements.

6

AZL JPMorgan U.S. Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$392,228,427

Investment securities, at value*	$453,641,569
Segregated cash for collateral	110,000
Interest and dividends receivable	551,041
Receivable for investments sold	301,388
Receivable for variation margin on futures contracts	2,035,400
Reclaims receivable	25,972

Total Assets	456,665,370

Liabilities:
Cash overdraft	74,596
Payable for investments purchased	682,480
Payable for capital shares redeemed	300,490
Payable for collateral received on loaned securities	43,375,660
Payable for variation margin on futures contracts	2,054,600
Manager fees payable	250,804
Administration fees payable	10,179
Distribution fees payable	88,056
Custodian fees payable	18,195
Administrative and compliance services fees payable	1,369
Trustee fees payable	1,006
Other accrued liabilities	15,229

Total Liabilities	46,872,664

Net Assets	$409,792,706

Net Assets Consist of:
Capital	$317,110,579
Accumulated net investment income/(loss)	2,892,013
Accumulated net realized gains/(losses) from investment transactions	28,393,862
Net unrealized appreciation/(depreciation) on investments	61,396,252

Net Assets	$409,792,706

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,146,032
Net Asset Value (offering and redemption price per share)	$16.30

*	Includes securities on loan of $41,967,589.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$7,442,492
Interest	33
Income from securities lending	101,117
Foreign tax reclaims received	2,090

Total Investment Income	7,545,732

Expenses:
Manager fees	3,675,600
Administration fees	121,180
Distribution fees	1,148,623
Custodian fees	55,722
Administrative and compliance services fees	7,161
Trustee fees	24,695
Professional fees	24,989
Shareholder reports	18,232
Other expenses	11,134

Total expenses before reductions	5,087,336
Less expenses voluntarily waived/reimbursed by the Manager	(409,448)

Net expenses	4,677,888

Net Investment Income/(Loss)	2,867,844

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	49,178,823
Net realized gains/(losses) on futures contracts	(15,791)
Change in net unrealized appreciation/depreciation on investments	(49,691,928)

Net Realized/Unrealized Gains/(Losses) on Investments	(528,896)

Change in Net Assets Resulting From Operations	$2,338,948

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,867,844	$5,147,324
Net realized gains/(losses) on investment transactions	49,163,032	82,638,583
Change in unrealized appreciation/depreciation on investments	(49,691,928)	(20,760,338)

Change in net assets resulting from operations	2,338,948	67,025,569

Distributions to Shareholders:
From net investment income	(5,000,659)	(3,723,395)

Change in net assets resulting from distributions to shareholders	(5,000,659)	(3,723,395)

Capital Transactions:
Proceeds from shares issued	11,666,040	17,310,639
Proceeds from dividends reinvested	5,000,659	3,723,395
Value of shares redeemed	(115,532,954)	(80,825,498)

Change in net assets resulting from capital transactions	(98,866,255)	(59,791,464)

Change in net assets	(101,527,966)	3,510,710
Net Assets:
Beginning of period	511,320,672	507,809,962

End of period	$409,792,706	$511,320,672

Accumulated net investment income/(loss)	$2,892,013	$5,024,825

Share Transactions:
Shares issued	709,716	1,131,047
Dividends reinvested	318,108	236,256
Shares redeemed	(6,911,509)	(5,270,647)

Change in shares	(5,883,685)	(3,903,344)

See accompanying notes to the financial statements.

8

AZL JPMorgan U.S. Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$16.48	$14.54	$10.72		$9.22	$9.50

Investment Activities:
Net Investment Income/(Loss)	0.15	0.18	0.11		0.11	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(0.14)	1.88	3.83		1.47	(0.30)

Total from Investment Activities	0.01	2.06	3.94		1.58	(0.21)

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.12)	(0.12)		(0.08)	(0.07)

Total Dividends	(0.19)	(0.12)	(0.12)		(0.08)	(0.07)

Net Asset Value, End of Period	$16.30	$16.48	$14.54		$10.72	$9.22

Total Return(a)	0.12%	14.18%	36.90	%(d)	17.13%	(2.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$409,793	$511,321	$507,810		$393,725	$312,277
Net Investment Income/(Loss)	0.62%	1.02%	0.83%		1.16%	0.90%
Expenses Before Reductions(b)	1.11%	1.10%	1.11%		1.12%	1.13%
Expenses Net of Reductions	1.02%	1.01%	1.01%		1.03%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.01%	1.02%		1.04%	1.08%
Portfolio Turnover Rate	71%	77%	81%		71%	81%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%.

See accompanying notes to the financial statements.

9

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan U.S. Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $34.0 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $10,060 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.0 million as of December 31, 2015. The monthly average notional amount for these contracts was $0.8 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$16,890

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$(15,791)	$18,382

11

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2015

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,760 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2015

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$405,361,425	$—	$405,361,425
Securities Held as Collateral for Securities on Loan	—	43,375,660	43,375,660
Unaffiliated Investment Company	4,904,484	—	4,904,484

Total Investment Securities	410,265,909	43,375,660	453,641,569

Other Financial Instruments:*
Futures Contracts	(16,890)	—	(16,890)

Total Investments	$410,249,019	$43,375,660	$453,624,679

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$322,370,085	$420,677,150

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

13

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2015

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $397,491,993. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,070,333
Unrealized depreciation	(20,920,757)

Net unrealized appreciation/(depreciation)	$56,149,576

During the year ended December 31, 2015, the Fund utilized $17,053,090 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$5,000,659	$—	$5,000,659

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$3,723,395	$—	$3,723,395

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan U.S. Equity Fund	$2,892,016	$33,640,535	$—	$56,149,576	$92,682,127

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL JPMorgan U.S. Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

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information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 9

Statement of Operations Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MetWest Total Return Bond Fund returned -0.20%. That compared to a 0.55% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

Fixed-income markets were volatile during the period in response to economic trends and technical market factors. Concerns about China’s slowing economy weighed on global financial markets throughout the period, with broad effects across developed and emerging markets. The continued slump in oil prices also affected fixed-income markets, putting pressure on high-yield issuers that had financed energy exploration and production. In addition, bond yields fluctuated during the period on speculation about the timing and size of a potential interest rate hike by the U.S. Federal Reserve (the Fed). However, when the Fed ultimately raised rates in December, the move was widely expected and did not have a major impact on fixed-income markets.

On the technical side, bond prices suffered as companies engaged in stock buy-back programs and dividend payouts to offset slow earnings growth. These shareholder-friendly moves reduce a company’s cash on hand to pay creditors, which increases risks and weighs on bond prices. The fixed-income market also faced liquidity constraints due to declines in market-making activity from major banks and other large institutions. This lack of liquidity led to wider spreads between bid price and asking price for bonds.

The Fund lagged its benchmark for the period, in part due to its stake in student-loan asset-backed securities. Prices of those securities dropped after ratings agencies said they would review potential downgrades for bonds tied to loans made under the Federal Family Education Loan Program. However, the principal and interest payments of those government-backed loans are not in question. Instead, rating agencies are concerned that income-based repayment programs will allow loan holders to extend their payment schedules beyond the bonds’ original maturity dates.*

The Fund’s average duration was slightly shorter than the benchmark’s during the period, which added to relative performance in the rising interest rate environment. The Fund also benefited from a defensive positioning, which included an underweight exposure to slumping commodities-related sectors and to lower-quality investment-grade corporate bonds that suffered during the period. The Fund’s emphasis on the financials sector also boosted relative returns, as large financial institutions were less likely to engage in dividend payments and stock buybacks due to restrictions in the Dodd-Frank Act.*

The Fund had limited exposure to Treasury futures during the period in order to maintain its preferred duration profile. These derivatives did not have a material impact on Fund performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund (unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

		Since
	1	Inception
	Year	(11/17/14)
AZL® MetWest Total Return Bond Fund	-0.20%	0.44%
Barclays U.S. Aggregate Bond Index	0.55%	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MetWest Total Return Bond Fund	$1,000.00	$1,000.00	$4.24	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.96	$4.28	0.84%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligations	35.0%
U.S. Government Agency Mortgages	29.0
Corporate Bonds	17.7
Collateralized Mortgage Obligations	14.2
Asset Backed Securities	9.5
Money Markets	1.9
Yankee Dollars	1.6
Securities Held as Collateral for Securities on Loan	1.1
Municipal Bonds	0.6

Total Investment Securities	110.6
Net other assets (liabilities)	(10.6)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Asset Backed Securities (9.5%):
$1,000,000	Chase Issuance Trust, Class A2, Series 2007-A2, 0.38%, 4/15/19(a)	$996,615
1,025,000	Citibank Credit Card Issuance Trust, Class A3, Series 2014-A3, 0.49%, 5/9/18(a)	1,024,905
1,040,000	Dryden Senior Loan Fund LLC, Class A, Series 2015-37A, 1.79%, 4/15/27(a)(b)	1,032,999
1,621,930	Goal Capital Funding Trust, Class A3, Series 2005-2, 0.56%, 5/28/30(a)	1,590,763
1,000,000	Limerock CLO, Class A1, Series 2014-3A, 1.82%, 10/20/26(a)(b)	989,046
1,000,000	Magnetite CLO, Ltd., Class A1, Series 2014-9A, 1.74%, 7/25/26(a)(b)	992,633
1,000,000	Magnetite CLO, Ltd., Class A1, Series 2014-11A, 1.74%, 1/18/27(a)(b)	991,439
1,040,000	Magnetite CLO, Ltd., Class A, Series 2015-12A, 1.79%, 4/15/27(a)(b)	1,033,057
848,206	Navient Student Loan Trust, Class A, Series 2014-2, 1.06%, 3/25/43(a)	798,637
819,796	Navient Student Loan Trust, Class A, Series 2014-3, 1.04%, 3/25/43(a)	777,609
549,475	Navient Student Loan Trust, Class A, Series 2014-4, 0.84%, 3/25/43(a)	527,150
2,080,000	Navient Student Loan Trust, Class A3, Series 2014-8, 1.02%, 5/27/31(a)	1,988,008
1,830,000	Nelnet Student Loan Trust, Class A2, Series 2015-2A, 1.02%, 9/25/42(a)(b)	1,764,089
2,615,000	SLC Student Loan Trust, Class A6, Series 2006-1, 0.67%, 12/15/38(a)	2,239,460
1,861,608	SLC Student Loan Trust, Class A4A, Series 2008-1, 2.11%, 12/15/32(a)	1,873,211
997,276	SLM Student Loan Trust, Class B, Series 2003-7, 1.08%, 9/15/39(a)	867,133
1,255,634	SLM Student Loan Trust, Class A5, Series 2003-11, 0.56%, 12/15/22(a)(b)	1,242,257
1,061,672	SLM Student Loan Trust, Class A5B, Series 2004-10, 0.72%, 4/25/23(a)(b)	1,058,854
208,745	SLM Student Loan Trust, Class B, Series 2005-6, 0.61%, 1/25/44(a)	170,667
214,916	SLM Student Loan Trust, Class B, Series 2006-10, 0.54%, 3/25/44(a)	181,725
211,627	SLM Student Loan Trust, Class B, Series 2007-1, 0.54%, 1/27/42(a)	174,160
1,220,000	SLM Student Loan Trust, Class B, Series 2008-5, 2.17%, 7/25/29(a)	1,132,526
1,775,025	SLM Student Loan Trust, Class A, Series 2008-9, 1.82%, 4/25/23(a)	1,776,235
240,000	SLM Student Loan Trust, Class B, Series 2008-9, 2.57%, 10/25/29(a)	226,060
1,916,941	SLM Student Loan Trust, Class A, Series 2009-3, 1.17%, 1/25/45(a)(b)	1,833,102
1,734,421	SLM Student Loan Trust, Class A, Series 2012-2, 1.12%, 1/25/29(a)	1,698,884
1,070,493	SLM Student Loan Trust, Class A, Series 2012-3, 1.07%, 12/26/25(a)	1,034,154
1,714,307	SLM Student Loan Trust, Class A, Series 2013-4, 0.97%, 6/25/27(a)	1,661,941

Principal Amount		Fair Value
Asset Backed Securities, continued
$2,100,000	SLM Student Loan Trust, Class A2, Series 2014-2, 0.77%, 10/25/21(a)	$2,087,700
830,000	SLM Student Loan Trust, Class A5, Series 2006-5, 0.43%, 1/25/27(a)	805,664
1,040,000	Voya CLO, Ltd., Class A1, Series 2015-1A, 1.76%, 4/18/27(a)(b)	1,028,562
1,970,000	Wachovia Student Loan Trust, Class A6, Series 2006-1, 0.49%, 4/25/40(a)(b)	1,749,491

Total Asset Backed Securities (Cost $38,394,828)		37,348,736

Collateralized Mortgage Obligations (14.2%):
1,150,000	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 0.68%, 7/25/35(a)	1,103,063
1,624,465	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 0.94%, 4/25/35(a)	1,608,557
210,000	Babson CLO, Ltd., Class A, Series 2015-IA, 1.71%, 4/20/27(a)(b)	208,140
1,379,925	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 2.81%, 7/25/35(a)	1,309,844
928,214	CD Commercial Mortgage Trust, Class A1A, Series 2007-CD4, 5.29%, 12/11/49(a)	950,866
1,253,141	Centex Home Equity, Class M1, Series 2005-D, 0.65%, 10/25/35(a)	1,250,373
1,811,392	Citigroup Mortgage Loan Trust, Inc., Class A4, Series 2006-WFH3, 0.66%, 10/25/36(a)	1,750,279
2,073,809	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 2.80%, 4/25/37(a)	1,892,214
1,430,635	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 5.68%, 2/25/37(a)	1,046,529
532,972	Credit Suisse Mortgage Capital Certificates, Class AAB, Series 2007-C1, 5.34%, 2/15/40	536,357
41,332	Federal Home Loan Mortgage Corp., Class A, Series KF01, 0.77%, 4/25/19(a)	41,297
860,000	Federal Home Loan Mortgage Corp., Class A3, Series K151, 3.51%, 4/25/30	873,865
1,424,235	Federal National Mortgage Association, Class FA, Series 2013-M14, 0.77%, 8/25/18(a)	1,425,339
1,609,893	Federal National Mortgage Association, Class A3, Series 2015-M2, 3.05%, 12/25/24(a)	1,652,979
390,000	FHLMC Multi-family Structured Pass Through Certificates, Class A4, Series KS03, 3.16%, 5/25/25	393,126
1,108,071	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FFH3, 0.73%, 9/25/35(a)	1,103,043
1,845,196	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 0.71%, 9/25/35(a)	1,797,584
2,027,496	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 05-AA12, 2.29%, 2/25/36(a)	1,687,829
1,237,498	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 2.72%, 8/25/35(a)	1,098,213
2,097,802	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 2.30%, 3/25/36(a)	1,750,215
1,866,005	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 2.30%, 4/25/36(a)	1,566,162

Continued

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,898,339	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 3.10%, 4/19/36(a)	$1,714,082
1,781,660	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.12%, 9/19/35(a)	1,703,790
1,000,000	Honda Auto Receivables Owner Trust, Class A2, Series 2015-4, 0.82%, 7/23/18(a)	997,313
1,503,210	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2006-LDP7, 5.91%, 4/15/45(a)	1,508,024
63,831	JPMorgan Chase Commercial Mortgage Securities Corp., Class A1, Series 2010-C1, 3.85%, 6/15/43(b)	63,578
185,982	JPMorgan Chase Commercial Mortgage Securities Corp., Class A2, Series 2011-C3, 3.67%, 1/15/18(b)	187,376
654,864	LB-UBS Commercial Mortgage Trust, Class A2, Series 2006-C7, 5.30%, 11/15/38	660,478
1,202,235	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 0.34%, 7/25/37(a)	733,942
2,152,137	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.84%, 6/12/50(a)	2,216,432
2,125,000	Morgan Stanley Capital I Trust, Class A3, Series 2011-C1, 4.70%, 9/15/47(b)	2,251,875
1,051,267	Morgan Stanley Mortgage Loan Trust, Class 1A2, Series 2005-6AR, 0.49%, 11/25/35(a)	1,046,595
1,797,572	Morgan Stanley Remic Trust, Class 3A, Series 2014-R8, 0.99%, 6/26/47(a)(b)	1,733,922
1,514,978	MortgageIT Trust, Class 2A, Series 2005-2, 1.87%, 5/25/35(a)	1,490,564
1,503,414	Newcastle Mortgage Securities Trust, Class A4, Series 2006-1, 0.50%, 3/25/36(a)	1,469,592
995,000	Nissan Auto Receivables Owner Trust, Class A2A, Series 2015-C, 0.87%, 11/15/18(a)	991,372
1,452,390	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35(a)	1,377,289
2,365,947	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 0.40%, 12/25/36(a)	1,764,487
869,569	Toyota Auto Receivables Owner Trust, Class A3, Series 14-A, 0.67%, 12/15/17	867,732
1,512,474	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 0.45%, 4/25/45(a)	1,407,873
1,763,869	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 0.51%, 7/25/45(a)	1,650,999
1,744,927	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 2.44%, 3/25/35(a)	1,742,910
1,640,660	Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2006-AR2, 2.76%, 3/25/36(a)	1,629,394
1,614,236	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 3.06%, 9/25/36(a)	1,519,319

Total Collateralized Mortgage Obligations (Cost $56,380,341)		55,774,812

Corporate Bonds (17.7%):
Airlines (0.8%):
1,513,092	Continental Airlines 2009-2, Series A, 7.25%, 11/10/19	1,705,255
466,601	U.S. Airways 2001-1G PTT, Class G, Series 2001, 7.08%, 9/20/22	502,762

Principal Amount		Fair Value
Corporate Bonds, continued
Airlines, continued
$993,279	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	$1,112,472

		3,320,489

Automobiles (0.1%):
400,000	General Motors Co., 3.50%, 10/2/18	404,016

Banks (2.6%):
500,000	Bank of America Corp., 5.00%, 5/13/21, MTN	546,275
3,000,000	Bank of America NA, 5.30%, 3/15/17	3,120,824
350,000	Bank of America NA, Series BKNT, 6.10%, 6/15/17	369,797
2,000,000	Citigroup, Inc., 1.08%, 11/24/17(a)	1,994,138
700,000	Citigroup, Inc., 5.50%, 9/13/25	759,846
800,000	JPMorgan Chase & Co., 2.60%, 1/15/16	800,334
1,415,000	JPMorgan Chase & Co., 2.55%, 10/29/20, Callable 9/29/20 @ 100	1,403,127
500,000	JPMorgan Chase Bank NA, 0.83%, 6/13/16(a)	499,257
550,000	Wells Fargo & Co., 3.30%, 9/9/24	547,151

		10,040,749

Beverages (0.1%):
400,000	DS Services Holdings, Inc., 10.00%, 9/1/21, Callable 9/1/17 @ 105(b)	454,000

Biotechnology (0.3%):
720,000	Celgene Corp., 3.88%, 8/15/25, Callable 5/15/25 @ 100	717,084
500,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	506,013

		1,223,097

Capital Markets (1.9%):
2,000,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	2,206,175
1,000,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	1,001,046
1,500,000	Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	1,615,466
500,000	Goldman Sachs Group, Inc. (The), 2.01%, 11/29/23(a)	504,438
400,000	Morgan Stanley, 4.75%, 3/22/17	414,328
1,750,000	Morgan Stanley, 1.06%, 1/5/18(a)	1,748,563

		7,490,016

Consumer Finance (0.6%):
1,660,000	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	1,754,821
600,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	599,128

		2,353,949

Containers & Packaging (0.2%):
800,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 2/9/16 @ 104^	813,752

Diversified Financial Services (0.8%):
575,000	Berkshire Hathaway, Inc., 4.50%, 2/11/43^	578,984
72,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	88,096
201,000	General Electric Capital Corp., Series G, 6.88%, 1/10/39, MTN	273,977

Continued

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$605,000	Protective Life Global Funding, 2.70%, 11/25/20(b)	$604,656
1,500,000	WEA Finance LLC, 2.70%, 9/17/19, Callable 8/17/19 @ 100(b)	1,487,644

		3,033,357

Diversified Telecommunication Services (0.8%):
750,000	AT&T, Inc., 0.74%, 2/12/16(a)	749,668
835,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	764,523
380,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 2/8/16 @ 104.88	395,200
1,500,000	Verizon Communications, Inc., 4.86%, 8/21/46	1,420,088

		3,329,479

Electric Utilities (2.4%):
780,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(b)	781,644
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	544,233
1,000,000	CenterPoint Energy Houston Electric LLC, 4.50%, 4/1/44, Callable 10/1/43 @ 100	1,031,641
800,000	Cleco Power LLC, 6.00%, 12/1/40	898,730
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	976,950
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(b)	1,059,511
750,000	El Paso Electric Co., 5.00%, 12/1/44, Callable 6/1/44 @ 100	734,366
1,000,000	IPALCO Enterprises, Inc., 5.00%, 5/1/18, Callable 4/1/18 @ 100	1,047,500
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	815,023
1,500,000	Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22, Callable 3/1/22 @ 100	1,558,826

		9,448,424

Food Products (0.2%):
630,000	HJ Heinz Co., 1.60%, 6/30/17(b)	628,175

Gas Utilities (0.3%):
850,000	KeySpan Gas East Corp., 5.82%, 4/1/41(b)	981,649

Health Care Providers & Services (0.7%):
250,000	Catholic Health Initiatives, 4.35%, 11/1/42	233,827
200,000	Community Health Systems, Inc., 5.13%, 8/1/21, Callable 2/1/17 @ 104	199,000
420,000	DaVita Healthcare Partners, Inc., 5.00%, 5/1/25, Callable 5/1/20 @ 102.5	405,300
750,000	HCA, Inc., 6.50%, 2/15/20	817,125
425,000	Tenet Healthcare Corp., 4.01%, 6/15/20, Callable 6/15/16 @ 102(a)(b)	414,375
620,000	UnitedHealth Group, Inc., 4.63%, 7/15/35	643,633

		2,713,260

Hotels, Restaurants & Leisure (0.2%):
202,000	Churchill Downs, Inc., 5.38%, 12/15/21, Callable 12/15/16 @ 104(b)	202,505

Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$400,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21, Callable 10/15/16 @ 103	$414,500

		617,005

Household Products (0.1%):
400,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 7/15/20 @ 102.88(b)	410,000

Industrial Conglomerates (0.1%):
500,000	General Electric Co., 4.50%, 3/11/44	514,566

Insurance (1.2%):
400,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43^	392,270
1,900,000	Farmers Exchange Capital III, 5.45%, 10/15/54, Callable 10/15/34 @ 100(a)(b)	1,846,570
605,000	Jackson National Life Global Funding, 2.60%, 12/9/20(b)	601,987
900,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44(b)	900,975
800,000	ZFS Finance USA Trust II, 6.45%, 12/15/65, Callable 6/15/16 @ 100(a)(b)	808,400

		4,550,202

IT Services (0.1%):
400,000	First Data Corp., 5.00%, 1/15/24(b)	398,000

media (0.2%):
400,000	CCO Safari II LLC, 4.46%, 7/23/22, Callable 5/23/22 @ 100(b)	398,604
500,000	CCO Safari II LLC, 6.48%, 10/23/45, Callable 4/23/45 @ 100(b)	500,820

		899,424

Media (0.3%):
400,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(b)	401,000
200,000	Dish DBS Corp., 6.75%, 6/1/21	201,500
405,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/25 @ 103.31(b)	421,200
200,000	Sirius XM Radio, Inc., 4.25%, 5/15/20, Callable 5/1/16 @ 102.13(b)	202,000

		1,225,700

Multi-Utilities (0.2%):
625,000	Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100	600,495

Oil, Gas & Consumable Fuels (1.0%):
350,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100^	267,954
1,100,000	Boardwalk Pipeline Partners LP, 4.95%, 12/15/24, Callable 9/15/24 @ 100	956,483
150,000	Chesapeake Energy Corp., 6.63%, 8/15/20	43,500
200,000	Energy Transfer Equity LP, 5.50%, 6/1/27, Callable 6/1/27 @ 100	152,000
1,400,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	1,123,150
425,000	Exxon Mobil Corp., 3.57%, 3/6/45, Callable 9/6/44 @ 100^	399,435
475,000	Noble Energy, Inc., 5.05%, 11/15/44, Callable 5/15/44 @ 100^	383,515

Continued

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$430,000	Rockies Express Pipeline LLC, 6.85%, 7/15/18(b)	$421,400
450,000	Spectra Energy Partners LP, 4.50%, 3/15/45, Callable 9/15/44 @ 100	345,814

		4,093,251

Real Estate Investment Trusts (REITs) (1.4%):
575,000	HCP, Inc., 4.00%, 12/1/22, Callable 10/1/22 @ 100	572,342
875,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	876,230
400,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	387,691
175,000	HCP, Inc., 3.40%, 2/1/25, Callable 11/1/24 @ 100	163,009
750,000	Highwoods Realty, LP, 7.50%, 4/15/18	828,868
1,150,000	SL Green Realty Corp., 5.00%, 8/15/18, Callable 6/15/18 @ 100	1,206,694
1,440,000	Welltower, Inc., 3.75%, 3/15/23	1,414,046

		5,448,880

Road & Rail (0.1%):
425,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100^	385,189

Software (0.5%):
1,200,000	Microsoft Corp., 3.13%, 11/3/25^	1,206,366
640,000	Microsoft Corp., 3.75%, 2/12/45, Callable 8/12/44 @ 100	589,706

		1,796,072

Trading Companies & Distributors (0.4%):
500,000	International Lease Finance Corp., 6.75%, 9/1/16(b)	513,750
800,000	International Lease Finance Corp., 7.13%, 9/1/18(b)	877,000

		1,390,750

Wireless Telecommunication Services (0.2%):
500,000	Sprint Communications, Inc., 9.00%, 11/15/18(b)	526,250
400,000	T-Mobile USA, Inc., 6.50%, 1/15/26, Callable 1/15/21 @ 103.25	403,796

		930,046

Total Corporate Bonds (Cost $71,422,120)		69,493,992

Yankee Dollars (1.6%):
Banks (0.9%):
1,210,000	Credit Suisse Group AG, 3.13%, 12/10/20(b)	1,204,504
1,100,000	HBOS plc, Series G, 6.75%, 5/21/18(b)	1,199,714
1,000,000	Royal Bank of Scotland Group plc, 4.38%, 3/16/16	1,006,524

		3,410,742

Containers & Packaging (0.1%):
200,000	Ardagh Packaging Holdings, Ltd., 3.51%, 12/15/19, Callable 6/30/16 @ 102(a)(b)	195,500

Diversified Financial Services (0.4%):
941,000	GE Capital International Holdings, Ltd., 4.42%, 11/15/35(b)	960,274
700,000	Shell International Finance BV, 4.38%, 5/11/45	660,847

		1,621,121

Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals (0.3%):
$500,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100	$499,602
300,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 7/15/18 @ 100	298,468
400,000	VRX Escrow Corp., 5.88%, 5/15/23, Callable 5/15/23 @ 102.94(b)	357,000
100,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(b)	89,250

		1,244,320

Total Yankee Dollars (Cost $6,542,456)		6,471,683

Municipal Bonds (0.6%):
New York (0.6%):
1,125,000	New York NY, Build America Bonds, GO, 5.05%, 10/1/24	1,287,405
750,000	New York City Municipal Finance Authority Water & Sewer System Revenue, 5.95%, 6/15/42	976,770

		2,264,175

Total Municipal Bonds (Cost $2,254,211)		2,264,175

U.S. Government Agency Mortgages (29.0%):
Federal Home Loan Bank (0.5%)
2,095,000	1.25%, 6/28/30, Callable 6/28/17 @ 100(a)	2,090,946

Federal Home Loan Mortgage Corporation (9.0%)
1,048,225	3.00%, 8/1/30, Pool #G18565	1,081,307
3,622,212	3.50%, 4/1/44, Pool #G07848	3,748,614
3,728,982	3.50%, 1/1/45, Pool #G07924	3,850,463
3,805,301	3.50%, 4/1/45, Pool #G60023	3,933,991
3,911,528	3.50%, 6/1/45, Pool #G60080	4,038,957
2,385,232	3.00%, 7/1/45, Pool #G08653	2,383,238
1,774,717	3.50%, 7/1/45, Pool #G08654	1,828,360
3,622,080	3.50%, 8/1/45, Pool #G08659	3,731,562
547,293	3.00%, 8/1/45, Pool #G08658	546,835
1,855,034	4.00%, 9/1/45, Pool #G08669	1,961,193
428,876	3.50%, 10/1/45, Pool #G60238	443,061
3,819,908	3.50%, 10/1/45, Pool #G08671	3,935,369
1,873,820	4.00%, 10/1/45, Pool #G08672	1,981,053
1,904,724	4.00%, 11/1/45, Pool #G08677	2,013,725

		35,477,728

Federal National Mortgage Association (15.3%)
3,985,000	0.28%, 10/5/17(a)	3,977,341
1,123,914	4.12%, 4/1/20, Pool #464959	1,209,648
987,571	3.43%, 10/1/20, Pool #466386	1,034,591
1,682,027	3.67%, 10/1/20, Pool #AE0918	1,784,884
1,883,278	3.42%, 10/1/20, Pool #FN0009	1,987,369
2,557,363	3.76%, 12/1/20, Pool #FN0001	2,725,147
1,000,000	3.94%, 1/1/21, Pool #466969	1,071,108
1,123,075	4.62%, 4/1/21, Pool #467731	1,238,345
974,263	3.93%, 7/1/21, Pool #468518	1,045,966
1,245,000	3.06%, 5/1/22, Pool #471258	1,281,679
1,398,146	2.97%, 5/1/27, Pool #AL6829	1,384,613
4,660,000	2.50%, 1/25/31	4,696,838
1,648,681	3.50%, 1/1/32, Pool #AB4262	1,723,773
915,466	3.00%, 10/1/33, Pool #MA1676	937,126
1,917,546	3.50%, 4/1/43, Pool #MA1404	1,981,511

Continued

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$3,682,843	3.50%, 6/1/43, Pool #MA1463	$3,805,620
5,680,000	4.00%, 1/25/45	6,010,416
3,640,000	4.50%, 1/25/46	3,930,745
11,675,000	3.50%, 1/25/46	12,045,369
6,055,000	3.00%, 1/25/46	6,055,055

		59,927,144

Government National Mortgage Association (4.2%)
1,000,000	4.50%, 1/20/45	1,074,375
2,890,000	3.50%, 1/20/45	3,012,712
1,793,965	3.50%, 7/20/45, Pool #MA2961	1,872,884
3,388,662	3.00%, 7/20/45, Pool #MA2960	3,439,223
2,632,264	3.00%, 8/20/45, Pool #MA3033	2,671,538
2,291,799	4.00%, 9/20/45, Pool #MA3106	2,437,258
1,925,252	3.50%, 10/20/45, Pool #MA3173	2,009,947

		16,517,937

Total U.S. Government Agency Mortgages (Cost $114,448,909)		114,013,755

U.S. Treasury Obligations (35.0%):
U.S. Treasury Bills (6.1%)
210,000	0.02%, 1/7/16(c)(d)	209,999
7,745,000	0.08%, 1/14/16(c)	7,744,760
2,895,000	0.12%, 2/11/16(c)	2,894,598
45,000	0.08%, 2/25/16(c)(d)	45,000
12,920,000	0.14%, 4/7/16(c)	12,914,935

		23,809,292

U.S. Treasury Bonds (1.9%)
7,450,000	3.00%, 11/15/45	7,427,590

U.S. Treasury Inflation Index Bonds (2.3%)
1,155,000	0.63%, 2/15/43	1,011,120
5,830,000	1.38%, 2/15/44	6,054,928
2,410,000	0.75%, 2/15/45	2,122,822

		9,188,870

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Notes (2.6%)
$1,100,000	0.13%, 4/15/16	$1,180,647
590,000	2.50%, 7/15/16	706,035
3,660,000	0.13%, 7/15/24	3,481,736
4,825,000	0.25%, 1/15/25	4,624,536
235,000	0.38%, 7/15/25	228,188

		10,221,142

U.S. Treasury Notes (22.1%)
33,930,000	0.75%, 10/31/17	33,749,765
1,800,000	1.00%, 12/31/17	1,797,750
7,390,000	1.38%, 10/31/20	7,259,522
17,700,000	1.63%, 11/30/20	17,594,897
7,470,000	1.75%, 12/31/20	7,461,828
18,845,000	2.25%, 11/15/25	18,803,032

		86,666,794

Total U.S. Treasury Obligations (Cost $138,935,536)		137,313,688

Securities Held as Collateral for Securities on Loan (1.1%):
4,290,826	AZL MetWest Total Return Bond Fund Securities Lending Collateral Account(e)	4,290,826

Total Securities Held as Collateral for Securities on Loan (Cost $4,290,826)		4,290,826

Unaffiliated Investment Company (1.9%):
7,309,699	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	7,309,699

Total Unaffiliated Investment Company (Cost $7,309,699)		7,309,699

Total Investment Securities (Cost $439,978,926)(f) — 110.6%		434,281,366
Net other assets (liabilities) — (10.6)%		(41,612,518)

Net Assets — 100.0%		$392,668,848

Percentages indicated are based on net assets as of December 31, 2015.

GO—General Obligation

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $4,155,971.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2015.

(d)	All or portion of this security has been pledged as collateral for open futures contracts.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note March Futures	Long	3/31/16	116	$13,725,156	$(31,647)

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$439,978,926

Investment securities, at value*	$434,281,366
Cash	13,667
Interest and dividends receivable	1,512,840
Receivable for investments sold	4,429,619
Receivable for variation margin on futures contracts	16,312

Total Assets	440,253,804

Liabilities:
Payable for investments purchased	42,998,319
Payable for capital shares redeemed	1,684
Payable for collateral received on loaned securities	4,290,826
Manager fees payable	185,225
Administration fees payable	8,870
Distribution fees payable	84,193
Custodian fees payable	5,253
Administrative and compliance services fees payable	1,328
Trustee fees payable	976
Other accrued liabilities	8,282

Total Liabilities	47,584,956

Net Assets	$392,668,848

Net Assets Consist of:
Capital	$391,921,176
Accumulated net investment income/(loss)	4,412,780
Accumulated net realized gains/(losses) from investment transactions	2,064,099
Net unrealized appreciation/(depreciation) on investments	(5,729,207)

Net Assets	$392,668,848

Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,218,008
Net Asset Value (offering and redemption price per share)	$10.01

*	Includes securities on loan of $4,155,971.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$7,627,660
Dividends	6
Income from securities lending	3,303

Total Investment Income	7,630,969

Expenses:
Manager fees	2,463,162
Administration fees	74,374
Distribution fees	1,026,313
Custodian fees	14,312
Administrative and compliance services fees	5,682
Trustee fees	19,327
Professional fees	20,406
Shareholder reports	5,289
Other expenses	8,184

Total expenses before reductions	3,637,049
Less expenses voluntarily waived/reimbursed by the Manager	(205,268)

Net expenses	3,431,781

Net Investment Income/(Loss)	4,199,188

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,075,305
Net realized gains/(losses) on futures contracts	227,615
Change in net unrealized appreciation/depreciation on investments	(7,165,505)

Net Realized/Unrealized Gains/(Losses) on Investments	(4,862,585)

Change in Net Assets Resulting From Operations	$(663,397)

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL MetWest Total Return Bond Fund
	For the Year Ended December 31, 2015	November 17, 2014 to December 31, 2014(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,199,188	$285,275
Net realized gains/(losses) on investment transactions	2,302,920	1,150,798
Change in unrealized appreciation/depreciation on investments	(7,165,505)	1,436,298

Change in net assets resulting from operations	(663,397)	2,872,371

Distributions to Shareholders:
From net investment income	(404,915)	—
From net realized gains	(1,184,623)	—

Change in net assets resulting from distributions to shareholders	(1,589,538)	—

Capital Transactions:
Proceeds from shares issued	30,697,489	415,766,530
Proceeds from dividends reinvested	1,589,537	—
Value of shares redeemed	(52,951,167)	(3,052,977)

Change in net assets resulting from capital transactions	(20,664,141)	412,713,553

Change in net assets	(22,917,076)	415,585,924
Net Assets:
Beginning of period	415,585,924	—

End of period	$392,668,848	$415,585,924

Accumulated net investment income/(loss)	$4,412,780	$401,870

Share Transactions:
Shares issued	3,036,646	41,576,530
Dividends reinvested	158,163	—
Shares redeemed	(5,249,979)	(303,352)

Change in shares	(2,055,170)	41,273,178

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	November 17, 2014 to December 31, 2014 (a)
Net Asset Value, Beginning of Period	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(0.13)	0.06

Total from Investment Activities	(0.02)	0.07

Dividends to Shareholders From:
Net Investment Income	(0.01)	—
Net Realized Gains	(0.03)	—

Total Dividends	(0.04)	—

Net Asset Value, End of Period	$10.01	$10.07

Total Return(b)	(0.20)%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$392,669	$415,586
Net Investment Income/(Loss)(d)	1.02%	0.56%
Expenses Before Reductions(d)(e)	0.89%	0.91%
Expenses Net of Reductions(d)	0.84%	0.86%
Portfolio Turnover Rate	256%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for the periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when

12

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2015

liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3.6 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $329 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.7 million as of December 31, 2015. The monthly average notional amount for these contracts was $11.8 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Interest Rate Risk Exposure

Interest Rate Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation on futures contracts	$31,647

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Risk Exposure

Interest Rate Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$227,615	$(31,647)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

13

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2015

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MetWest Total Return Bond Fund	0.60%	0.91%

*	The Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,153 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type

14

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2015

of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Asset Backed Securities	$—	$37,348,736	$37,348,736
Collateralized Mortgage Obligations	—	55,774,812	55,774,812
Corporate Bonds+	—	69,493,992	69,493,992
Municipal Bonds	—	2,264,175	2,264,175
Securities Held as Collateral for Securities on Loan	—	4,290,826	4,290,826
U.S. Government Agency Mortgages	—	114,013,755	114,013,755
U.S. Treasury Obligations	—	137,313,688	137,313,688
Yankee Dollars+	—	6,471,683	6,471,683
Unaffiliated Investment Company	7,309,699	—	7,309,699

Total Investment Securities	7,309,699	426,971,667	434,281,366

Other Financial Instruments:*
Futures Contracts	(31,647)	—	(31,647)

Total Investments	$7,278,052	$426,971,667	$434,249,719

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$913,536,564	$912,761,290

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$849,876,475	$860,080,370

6. Investment Risks

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

15

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2015

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $440,103,803. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$358,087
Unrealized depreciation	(6,180,524)

Net unrealized appreciation/(depreciation)	$(5,822,437)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MetWest Total Return Bond Fund	$1,589,538	$—	$1,589,538

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings(Deficit)
AZL Metwest Total Return Bond Fund	$6,537,393	$32,716	$—	$(5,822,437)	$747,672

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MetWest Total Return Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MetWest Total Return Bond Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year or period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $1,184,623.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

20

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

21

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

23

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® MFS Investors Trust Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MFS Investors Trust Fund returned 0.00%. That compared to a 1.38% total return for its benchmark, the S&P 500 Index1.

Sluggish global growth weighed on global markets, including U.S. equity markets. Investors focused on policy missteps by the Chinese government, including an uncoordinated response to its domestic stock market’s boom and bust in the second quarter, and an unexpected devaluation of the renminbi in August.

Investors grew increasingly concerned about China throughout the period, and responded negatively to an earnings recession among U.S. companies. The greatest contraction in earnings took place in the energy, materials and industrials sectors, due to the sharp decline in the price of oil and other commodities. The sharp rise in the value of the U.S. dollar also dragged on earnings as it cut into U.S exports amid flagging demand from emerging markets.

Concerns over China and fears of a slowing U.S. recovery led to a sharp sell-off in U.S. equities in August. Fears abated in the fourth quarter, driving a rebound in stocks. However, additional Chinese currency policy responses in November renewed investor fears, leaving equities with just a slight gain for the 12 months under review.

The Fund’s performance was flat for the period as it underperformed its benchmark. Stock selection in the consumer discretionary sector, particularly in the retailing and leisure industries, dragged on relative results. A lack of exposure to a benchmark holding of a major Internet retailer weighed on the Fund’s performance, as the stock price gained during the period. An overweight position in two large media firms also dragged on relative returns, as those holdings underperformed.*

Lack of exposure to benchmark holdings of a software giant, a diversified industrial conglomerate and a social networking service provider also detracted from relative results, as those companies outpaced the Fund’s benchmark. The Fund’s overweight holdings of a financial services company and an energy exploration and production company also dragged on returns, as those companies underperformed for the period. The Fund’s investment in an off-benchmark Canadian railroad company also detracted.*

Currency exposure was another factor in the Fund’s underperformance. The U.S. dollar strengthened throughout the period, causing the Fund to be hurt by its greater-than-benchmark exposure to holdings of securities denominated in foreign currencies.*

The Fund benefited from stock selection in the technology sector. In particular, an overweight position in an Internet search giant helped as the company posted strong gains for the period, while a lack of exposure to a wireless communications software company added to relative results as that company underperformed. Within the utilities sector, the Fund’s avoidance of a natural gas pipeline operator added to results, as the company underperformed the benchmark during the period. Overweight positions in a global payments technology company, a snack food and beverage producer and a management consulting firm also strengthened relative results, as those companies outperformed during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MFS Investors Trust Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® MFS Investors Trust Fund	0.00%	13.43%	11.16%	7.90%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Investors Trust Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 (“S&P 500”) Index, which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

AZL MFS Investors Trust Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Investors Trust Fund	$1,000.00	$986.20	$5.11	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Investors Trust Fund	$1,000.00	$1,020.07	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	20.7%
Financials	19.3
Health Care	15.0
Consumer Discretionary	14.1
Industrials	9.7
Consumer Staples	9.4
Materials	5.3
Energy	4.7
Utilities	1.5

Total Common Stocks and Preferred Stocks	99.7
Securities Held as Collateral for Securities on Loan	12.0
Money Market	0.4

Total Investment Securities	112.1
Net other assets (liabilities)	(12.1)

Net Assets	100.0%

3

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.5%):
Aerospace & Defense (3.5%):
52,438	Honeywell International, Inc.	$5,431,004
5,063	Precision Castparts Corp.	1,174,667
43,903	United Technologies Corp.^	4,217,761

		10,823,432

Banks (8.2%):
387,161	Bank of America Corp.	6,515,920
50,861	BB&T Corp.	1,923,054
154,854	JPMorgan Chase & Co.	10,225,009
117,219	Wells Fargo & Co.	6,372,025

		25,036,008

Beverages (1.8%):
79,197	Diageo plc	2,159,435
30,104	Pernod Ricard SA	3,422,089

		5,581,524

Capital Markets (5.1%):
13,604	BlackRock, Inc., Class A^	4,632,434
49,769	Blackstone Group, LP (The)^	1,455,246
31,021	Goldman Sachs Group, Inc. (The)	5,590,914
78,007	Morgan Stanley	2,481,403
25,296	State Street Corp.	1,678,643

		15,838,640

Chemicals (4.1%):
44,772	Monsanto Co.	4,410,938
19,911	Praxair, Inc.	2,038,886
12,560	Sherwin Williams Co.	3,260,576
27,826	W.R. Grace & Co.*	2,771,191

		12,481,591

Construction & Engineering (0.7%):
48,303	Fluor Corp.^	2,280,868

Consumer Finance (1.8%):
80,804	American Express Co.	5,619,918

Containers & Packaging (1.2%):
73,254	Crown Holdings, Inc.*	3,713,978

Diversified Financial Services (1.3%):
66,521	NASDAQ OMX Group, Inc. (The)	3,869,527

Electric Utilities (0.7%):
36,566	American Electric Power Co., Inc.	2,130,701

Energy Equipment & Services (2.3%):
42,724	Cameron International Corp.*	2,700,157
33,530	National-Oilwell Varco, Inc.^	1,122,920
49,910	Schlumberger, Ltd.	3,481,223

		7,304,300

Food & Staples Retailing (1.0%):
18,305	Costco Wholesale Corp.	2,956,258

Food Products (3.8%):
55,694	Danone SA	3,758,132
23,931	General Mills, Inc.	1,379,861
20,829	Mead Johnson Nutrition Co.^	1,644,450
111,381	Mondelez International, Inc., Class A	4,994,324

		11,776,767

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (3.3%):
38,150	Abbott Laboratories	$1,713,317
39,382	Medtronic plc	3,029,263
35,166	St. Jude Medical, Inc.	2,172,204
33,325	Stryker Corp.^	3,097,225

		10,012,009

Health Care Providers & Services (1.1%):
17,553	McKesson, Inc.	3,461,978

Household Durables (1.8%):
123,220	Newell Rubbermaid, Inc.^	5,431,538

Household Products (2.4%):
45,568	Colgate-Palmolive Co.^	3,035,740
13,264	Kimberly-Clark Corp.	1,688,507
32,114	Procter & Gamble Co. (The)	2,550,173

		7,274,420

Industrial Conglomerates (2.9%):
97,622	Danaher Corp.	9,067,131

Insurance (1.0%):
27,267	ACE, Ltd.^	3,186,149

Internet Software & Services (4.4%):
9,664	Alphabet, Inc., Class A*	7,518,689
7,756	Alphabet, Inc., Class C*	5,885,873

		13,404,562

IT Services (10.5%):
55,542	Accenture plc, Class A	5,804,139
92,361	Cognizant Technology Solutions Corp., Class A*	5,543,506
77,526	Fidelity National Information Services, Inc.	4,698,076
23,084	Gartner, Inc.*	2,093,719
54,252	MasterCard, Inc., Class A	5,281,975
111,880	Visa, Inc., Class A	8,676,293

		32,097,708

Life Sciences Tools & Services (2.4%):
51,539	Thermo Fisher Scientific, Inc.	7,310,807

Media (5.6%):
91,341	Comcast Corp., Class A	5,154,372
66,411	Time Warner, Inc., Class A	4,294,799
126,872	Twenty-First Century Fox, Inc.	3,445,844
40,232	Walt Disney Co. (The)	4,227,579

		17,122,594

Multiline Retail (1.1%):
10,378	Kohl’s Corp.^	494,304
39,914	Target Corp.^	2,898,156

		3,392,460

Multi-Utilities (0.6%):
53,613	CMS Energy Corp.^	1,934,357

Oil, Gas & Consumable Fuels (2.4%):
57,767	EOG Resources, Inc.	4,089,326
64,588	Noble Energy, Inc.^	2,126,883
16,157	Occidental Petroleum Corp.	1,092,375

		7,308,584

Continued

4

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Personal Products (0.4%):
14,682	Estee Lauder Co., Inc. (The), Class A^	$1,292,897

Pharmaceuticals (8.2%):
13,712	Allergan plc*	4,285,000
66,532	Bristol-Myers Squibb Co.	4,576,736
47,897	Eli Lilly & Co.	4,035,801
48,808	Endo International plc*	2,988,026
62,193	Johnson & Johnson Co.	6,388,465
28,451	Valeant Pharmaceuticals International, Inc.*	2,892,044

		25,166,072

Real Estate Investment Trusts (REITs) (1.9%):
61,804	American Tower Corp.	5,991,898

Road & Rail (1.5%):
80,444	Canadian National Railway Co.	4,495,211

Semiconductors & Semiconductor Equipment (2.2%):
38,254	Avago Technologies, Ltd.	5,552,568
28,048	Microchip Technology, Inc.	1,305,354

		6,857,922

Software (0.7%):
23,962	Adobe Systems, Inc.*	2,250,990

Specialty Retail (3.2%):
5,238	AutoZone, Inc.*^	3,886,125
17,809	L Brands, Inc.^	1,706,458
79,326	Ross Stores, Inc.	4,268,532

		9,861,115

Technology Hardware, Storage & Peripherals (2.9%):
30,571	Apple, Inc.	3,217,903
177,935	EMC Corp.	4,569,371
80,101	Hewlett Packard Enterprise Co.^	1,217,535

		9,004,809

Shares or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.4%):
21,934	LVMH Moet Hennessy Louis Vuitton SA	$3,428,403
22,136	Nike, Inc., Class B	1,383,500
41,628	VF Corp.	2,591,343

		7,403,246

Trading Companies & Distributors (1.1%):
16,165	W.W. Grainger, Inc.^	3,274,867

Total Common Stocks (Cost $205,869,872)		306,016,836

Preferred Stock (0.2%):
Electric Utilities (0.2%):
17,417	Exelon Corp.^	704,866

Total Preferred Stock (Cost $878,329)		704,866

Securities Held as Collateral for Securities on Loan (12.0%):
$37,065,435	AZL MFS Investors Trust Fund Securities Lending Collateral Account(a)	37,065,435

Total Securities Held as Collateral for Securities on Loan (Cost $37,065,435)		37,065,435

Unaffiliated Investment Company (0.4%):
1,145,137	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,145,137

Total Unaffiliated Investment Company (Cost $1,145,137)		1,145,137

Total Investment Securities (Cost $244,958,773)(c) — 112.1%		344,932,274
Net other assets (liabilities) — (12.1)%		(37,292,670)

Net Assets — 100.0%		$307,639,604

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $35,930,008.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Canada	2.1%
France	3.2%
Ireland (Republic of)	2.5%
Netherlands	1.0%
Singapore	1.6%
Switzerland	0.9%
United Kingdom	0.6%
United States	88.1%

100.0%

See accompanying notes to the financial statements.

5

AZL MFS Investors Trust Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$244,958,773

Investment securities, at value*	$344,932,274
Interest and dividends receivable	295,199
Receivable for capital shares issued	4,985
Reclaims receivable	4,129

Total Assets	345,236,587

Liabilities:
Cash overdraft	139,089
Payable for capital shares redeemed	105,291
Payable for collateral received on loaned securities	37,065,435
Manager fees payable	190,080
Administration fees payable	7,835
Distribution fees payable	66,369
Custodian fees payable	8,514
Administrative and compliance services fees payable	1,036
Trustee fees payable	761
Other accrued liabilities	12,573

Total Liabilities	37,596,983

Net Assets	$307,639,604

Net Assets Consist of:
Capital	$176,946,005
Accumulated net investment income/(loss)	1,854,883
Accumulated net realized gains/(losses) from investment transactions	28,865,239
Net unrealized appreciation/(depreciation) on investments	99,973,477

Net Assets	$307,639,604

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,806,580
Net Asset Value (offering and redemption price per share)	$19.46

*	Includes securities on loan of $35,930,008.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$5,301,708
Income from securities lending	74,117
Foreign withholding tax	(53,755)

Total Investment Income	5,322,070

Expenses:
Manager fees	2,555,596
Administration fees	90,418
Distribution fees	851,865
Custodian fees	24,450
Administrative and compliance services fees	5,027
Trustee fees	17,509
Professional fees	17,826
Shareholder reports	15,015
Other expenses	7,071

Total expenses before reductions	3,584,777
Less expenses voluntarily waived/reimbursed by the Manager	(120,377)

Net expenses	3,464,400

Net Investment Income/(Loss)	1,857,670

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	30,477,358
Change in net unrealized appreciation/depreciation on investments	(31,926,241)

Net Realized/Unrealized Gains/(Losses) on Investments	(1,448,883)

Change in Net Assets Resulting From Operations	$408,787

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,857,670	$2,751,395
Net realized gains/(losses) on investment transactions	30,477,358	44,563,564
Change in unrealized appreciation/depreciation on investments	(31,926,241)	(9,693,290)

Change in net assets resulting from operations	408,787	37,621,669

Distributions to Shareholders:
From net investment income	(2,561,782)	(2,658,955)
From net realized gains	(45,376,358)	(7,435,736)

Change in net assets resulting from distributions to shareholders	(47,938,140)	(10,094,691)

Capital Transactions:
Proceeds from shares issued	3,271,281	5,266,323
Proceeds from dividends reinvested	47,938,140	10,094,691
Value of shares redeemed	(67,365,455)	(78,415,581)

Change in net assets resulting from capital transactions	(16,156,034)	(63,054,567)

Change in net assets	(63,685,387)	(35,527,589)
Net Assets:
Beginning of period	371,324,991	406,852,580

End of period	$307,639,604	$371,324,991

Accumulated net investment income/(loss)	$1,854,883	$2,561,773

Share Transactions:
Shares issued	144,216	238,552
Dividends reinvested	2,528,383	459,895
Shares redeemed	(3,047,210)	(3,619,091)

Change in shares	(374,611)	(2,920,644)

See accompanying notes to the financial statements.

7

AZL MFS Investors Trust Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.95	$21.30	$16.29	$13.79	$14.20

Investment Activities:
Net Investment Income/(Loss)	0.14	0.19	0.16	0.15	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.23)	2.07	5.00	2.46	(0.44)

Total from Investment Activities	(0.09)	2.26	5.16	2.61	(0.32)

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.16)	(0.15)	(0.11)	(0.09)
Net Realized Gains	(3.22)	(0.45)	—	—	—

Total Dividends	(3.40)	(0.61)	(0.15)	(0.11)	(0.09)

Net Asset Value, End of Period	$19.46	$22.95	$21.30	$16.29	$13.79

Total Return(a)	—	10.75%	31.77%	18.95%	(2.22)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$307,640	$371,325	$406,853	$326,492	$272,336
Net Investment Income/(Loss)	0.55%	0.72%	0.77%	1.01%	0.79%
Expenses Before Reductions(b)	1.05%	1.05%	1.06%	1.07%	1.09%
Expenses Net of Reductions	1.02%	1.02%	1.02%	1.03%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.02%	1.02%	1.03%	1.05%
Portfolio Turnover Rate	17%	21%	21%	31%	22%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Investors Trust Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $35.4 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,350 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses

10

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2015

related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $3,484 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

11

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2015

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Beverages	$—	$5,581,524	$5,581,524
Food Products	8,018,635	3,758,132	11,776,767
Textiles, Apparel & Luxury Goods	3,974,843	3,428,403	7,403,246
Other Common Stocks+	281,255,299	—	281,255,299
Preferred Stock	704,866	—	704,866
Securities Held as Collateral for Securities on Loan	—	37,065,435	37,065,435
Unaffiliated Investment Company	1,145,137	—	1,145,137

Total Investment Securities	$295,098,780	$49,833,494	$344,932,274

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$58,678,711	$118,728,204

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $247,872,807. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$104,626,757
Unrealized depreciation	(7,567,290)

Net unrealized appreciation/(depreciation)	$97,059,467

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$4,268,227	$43,669,913	$47,938,140

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,658,955	$7,435,736	$10,094,691

12

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2015

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings(Deficit)
AZL MFS Investors Trust Fund	$2,400,477	$31,233,679	$—	$97,059,443	$130,693,599

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MFS Investors Trust Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $43,669,914.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $1,706,445.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

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information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® MFS Mid Cap Value Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Mid Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Mid Cap Value Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MFS Mid Cap Value Fund returned -2.51%. That compared to a -4.78% total return for its benchmark, the Russell Midcap® Value Index1.

Sluggish global growth weighed on global markets, including U.S. equity markets. Investors focused on policy missteps by the Chinese government, including an uncoordinated response to its domestic stock market’s boom and bust in the second quarter, and an unexpected devaluation of the renminbi in August.

Investors grew increasingly concerned about China throughout the period, and responded negatively to an earnings recession among U.S. companies. The greatest contraction in earnings took place in the energy, materials and industrials sectors, due to the sharp decline in the price of oil and other commodities. The sharp rise in the value of the U.S. dollar also dragged on earnings as it cut into U.S exports amid flagging demand from emerging markets.

Concerns over China and fears of a slowing U.S. recovery led to a sharp sell-off in U.S. equities in August. Fears abated in the fourth quarter, driving a rebound in stocks. However, additional Chinese currency policy responses in November renewed investor fears, leaving equities with just a slight gain for the 12 months under review.

Though the Fund posted a loss for the period, it outperformed its benchmark. An overweight position in the consumer staples sector added to results, as that sector outperformed the broader equity markets. Stock selection in consumer stocks also helped, particularly holdings of a commercial products manufacturer, which outperformed for the period.*

Stock selection in the energy and materials sectors also benefited relative returns. Avoiding index holdings of a hydrocarbon and natural gas producer and an oil and gas company supported relative results, as those companies underperformed due to weak energy prices. In similar fashion, avoiding index holdings of a precious metals company helped, as that company was hurt by low commodity prices.

Off-benchmark holdings of a tourism-related technology solutions provider and a financial services company also added to results, as those companies outperformed for the period.*

Stock selection in the industrial goods and services and the utilities and communications subindustries detracted from relative performance. Overweight positions in a manufacturer of automatic transmissions and an electrical products manufacturer weighed on results, as those companies underperformed for the period. An overweight position in a power generation company also detracted from results.*

The Fund’s underweight position in the leisure subindustry of the consumer discretionary sector dragged on relative returns, as that sector posted gains for the period. Stock selection in this area also hurt most notably the Fund’s decision to avoid index holdings of a video game manufacturer that posted strong gains for the period. An underweight position in a global health services organization and lack of exposure to a health care provider hurt relative results, as those companies outperformed. Overweight positions in a retail store chain and an apparel retailer also dragged on relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MFS Mid Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s net assets in issuers with medium market capitalizations.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high- grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® MFS Mid Cap Value Fund	-2.51%	13.41%	10.29%	3.06%
Russell Midcap® Value Index	-4.78%	13.40%	11.25%	6.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Mid Cap Value Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MFS Mid Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Mid Cap Value Fund	$1,000.00	$946.20	$5.25	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Mid Cap Value Fund	$1,000.00	$1,019.80	$5.45	1.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	24.6%
Industrials	13.6
Consumer Discretionary	11.2
Health Care	11.0
Information Technology	9.2
Consumer Staples	7.6
Energy	7.5
Utilities	7.3
Materials	5.5
Telecommunication Services	1.1

Total Common Stocks and Preferred Stocks	98.6
Securities Held as Collateral for Securities on Loan	18.4

Total Investment Securities	117.0
Net other assets (liabilities)	(17.0)

Net Assets	100.0%

3

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks (98.0%):
Aerospace & Defense (1.6%):
14,643	L-3 Communications Holdings, Inc.	$1,749,985
15,353	Rockwell Collins, Inc.	1,417,082

		3,167,067

Airlines (1.2%):
12,594	Alaska Air Group, Inc.^	1,013,943
27,677	Delta Air Lines, Inc.	1,402,947

		2,416,890

Auto Components (1.2%):
23,479	BorgWarner, Inc.	1,014,997
14,772	Delphi Automotive plc	1,266,404

		2,281,401

Automobiles (0.5%):
23,206	Harley-Davidson, Inc.^	1,053,320

Banks (7.7%):
49,074	BB&T Corp.	1,855,488
71,571	Citizens Financial Group, Inc.	1,874,444
23,170	Comerica, Inc.	969,201
124,780	Fifth Third Bancorp^	2,508,078
152,033	Huntington Bancshares, Inc.	1,681,485
101,646	KeyCorp	1,340,711
11,113	M&T Bank Corp.	1,346,673
35,910	PrivateBancorp, Inc.	1,473,028
25,668	SunTrust Banks, Inc.	1,099,617
18,665	Wintrust Financial Corp.	905,626

		15,054,351

Beverages (0.5%):
9,956	Molson Coors Brewing Co., Class A^	935,068

Building Products (1.4%):
32,134	Armstrong World Industries, Inc.*	1,469,488
28,224	Owens Corning, Inc.^	1,327,375

		2,796,863

Capital Markets (2.0%):
5,421	Affiliated Managers Group, Inc.*	866,059
33,916	Apollo Global Management LLC, Class A	514,845
19,943	Northern Trust Corp.	1,437,691
28,020	TD Ameritrade Holding Corp.	972,574

		3,791,169

Chemicals (4.3%):
17,279	AkzoNobel NV	1,153,968
24,660	Albemarle Corp.^	1,381,207
67,359	Axalta Coating Systems, Ltd.*	1,795,118
20,986	Celanese Corp., Series A	1,412,987
17,814	Sensient Technologies Corp.^	1,119,075
18,223	Valspar Corp. (The)	1,511,598

		8,373,953

Commercial Services & Supplies (0.7%):
43,181	Tyco International plc	1,377,042

Communications Equipment (0.3%):
6,609	Harris Corp.	574,322

Consumer Finance (1.0%):
36,305	Discover Financial Services	1,946,674

Shares		Fair Value

Common Stocks, continued
Containers & Packaging (1.2%):
73,877	Graphic Packaging Holding Co.	$947,842
18,590	Greif, Inc., Class A	572,758
42,963	Owens-Illinois, Inc.*^	748,415

		2,269,015

Distributors (0.8%):
50,631	LKQ Corp.*	1,500,197

Diversified Consumer Services (0.5%):
43,856	Houghton Mifflin Harcourt Co.*	955,184

Diversified Financial Services (1.3%):
43,171	NASDAQ OMX Group, Inc. (The)	2,511,257

Diversified Telecommunication Services (0.5%):
202,528	Frontier Communications Corp.^	945,806

Electric Utilities (2.2%):
27,407	Eversource Energy^	1,399,675
35,819	Exelon Corp.	994,694
28,712	Pinnacle West Capital Corp.	1,851,350

		4,245,719

Electrical Equipment (1.0%):
23,801	Eaton Corp. plc	1,238,604
13,676	Regal-Beloit Corp.	800,320

		2,038,924

Electronic Equipment, Instruments & Components (1.3%):
47,100	Ingram Micro, Inc., Class A	1,430,898
35,543	Keysight Technologies, Inc.*	1,006,933

		2,437,831

Energy Equipment & Services (1.7%):
15,284	Cameron International Corp.*	965,949
54,313	Forum Energy Technologies, Inc.*^	676,740
54,318	Frank’s International NV^	906,567
25,923	Oil States International, Inc.*	706,402

		3,255,658

Food & Staples Retailing (0.5%):
30,687	Empire Co., Ltd., Class A	570,931
7,678	United Natural Foods, Inc.*	302,206

		873,137

Food Products (6.6%):
32,945	Archer-Daniels-Midland Co.	1,208,423
22,556	Bunge, Ltd.	1,540,124
13,818	Ingredion, Inc.	1,324,317
13,469	J.M. Smucker Co. (The)	1,661,266
21,239	Kellogg Co.	1,534,943
15,375	McCormick & Co.	1,315,485
46,316	Pinnacle Foods, Inc.	1,966,576
10,961	TreeHouse Foods, Inc.*^	860,000
26,017	Tyson Foods, Inc., Class A	1,387,487

		12,798,621

Health Care Equipment & Supplies (4.5%):
12,051	Cooper Cos., Inc. (The)	1,617,244
23,574	DENTSPLY International, Inc.^	1,434,478
22,110	St. Jude Medical, Inc.	1,365,735
19,387	STERIS plc	1,460,616

Continued

4

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
9,095	Teleflex, Inc.^	$1,195,538
16,588	Zimmer Holdings, Inc.	1,701,762

		8,775,373

Health Care Providers & Services (2.5%):
23,957	Community Health Systems, Inc.*	635,579
10,834	LifePoint Hospitals, Inc.*^	795,216
11,109	MEDNAX, Inc.*	796,071
20,105	Quest Diagnostics, Inc.^	1,430,270
9,819	Universal Health Services, Inc., Class B	1,173,272

		4,830,408

Health Care Technology (0.7%):
51,198	IMS Health Holdings, Inc.*	1,304,013

Hotels, Restaurants & Leisure (1.2%):
49,308	Aramark Holdings Corp.	1,590,183
9,009	DineEquity, Inc.^	762,792

		2,352,975

Household Durables (1.3%):
59,208	Newell Rubbermaid, Inc.	2,609,889

Independent Power and Renewable Electricity Producers (1.1%):
137,999	AES Corp. (The)	1,320,650
22,895	Dynegy, Inc.*	306,793
48,049	NRG Energy, Inc.^	565,537

		2,192,980

Insurance (6.6%):
29,749	Arthur J. Gallagher & Co.	1,217,924
8,799	Everest Re Group, Ltd.	1,611,009
14,629	Hanover Insurance Group, Inc. (The)	1,189,923
47,543	Hartford Financial Services Group, Inc. (The)	2,066,218
32,113	Lincoln National Corp.	1,613,999
53,867	Third Point Reinsurance, Ltd.*^	722,356
45,940	UnumProvident Corp.	1,529,343
30,854	Validus Holdings, Ltd.	1,428,232
35,752	XL Group plc	1,400,763

		12,779,767

IT Services (3.6%):
24,639	Amdocs, Ltd.	1,344,550
28,318	Fidelity National Information Services, Inc.	1,716,071
41,492	First Data Corp., Class A*^	664,702
52,260	Sabre Corp.	1,461,712
168,842	Xerox Corp.	1,794,790

		6,981,825

Life Sciences Tools & Services (2.0%):
29,589	Agilent Technologies, Inc.	1,237,116
32,976	PerkinElmer, Inc.	1,766,524
29,848	VWR Corp.*^	844,997

		3,848,637

Machinery (5.0%):
87,258	Allison Transmission Holdings, Inc.	2,259,109
15,287	Cummins, Inc.^	1,345,409
17,223	Deere & Co.^	1,313,598
14,070	Joy Global, Inc.^	177,423

Shares		Fair Value

Common Stocks, continued
Machinery, continued
20,843	Pentair plc^	$1,032,354
17,847	SPX FLOW, Inc.*	498,110
19,456	Stanley Black & Decker, Inc.	2,076,539
26,758	Xylem, Inc.	976,667

		9,679,209

Media (1.5%):
39,210	Discovery Communications, Inc., Class A*^	1,046,123
43,386	Interpublic Group of Cos., Inc. (The)	1,010,026
35,206	Quebecor, Inc., Class B	862,146

		2,918,295

Multiline Retail (0.5%):
19,087	Kohl’s Corp.^	909,114

Multi-Utilities (4.0%):
38,974	CMS Energy Corp.^	1,406,182
20,623	DTE Energy Co.	1,653,759
45,533	NiSource, Inc.	888,349
25,801	NorthWestern Corp.^	1,399,704
37,454	Public Service Enterprise Group, Inc.	1,449,095
20,095	WEC Energy Group, Inc.^	1,031,074

		7,828,163

Oil, Gas & Consumable Fuels (5.8%):
37,526	Antero Resources Corp.*^	818,067
9,086	Cimarex Energy Co.	812,107
52,859	Columbia Pipeline Group, Inc.	1,057,180
20,204	Energen Corp.^	828,162
17,870	EQT Corp.	931,563
28,355	Hess Corp.^	1,374,649
27,117	HollyFrontier Corp.	1,081,697
63,450	Memorial Resource Development Corp.*^	1,024,718
19,231	Noble Energy, Inc.	633,277
16,108	PDC Energy, Inc.*^	859,845
8,217	Pioneer Natural Resources Co.	1,030,247
18,398	SM Energy Co.^	361,705
21,847	Spectra Energy Corp.^	523,017

		11,336,234

Pharmaceuticals (1.3%):
23,950	Endo International plc*	1,466,219
20,100	Impax Laboratories, Inc.*^	859,476

		2,325,695

Professional Services (0.7%):
30,032	Nielsen Holdings plc^	1,399,491

Real Estate Investment Trusts (REITs) (5.0%):
56,342	Annaly Capital Management, Inc.	528,488
74,843	Corporate Office Properties Trust	1,633,823
55,483	DDR Corp.^	934,334
22,747	EPR Properties^	1,329,562
17,018	Equity Lifestyle Properties, Inc.	1,134,590
148,309	Medical Properties Trust, Inc.	1,707,036
16,310	Mid-America Apartment Communities, Inc.	1,481,111
19,849	Plum Creek Timber Co., Inc.	947,194

		9,696,138

Continued

5

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks, continued
Real Estate Management & Development (0.5%):
28,674	Realogy Holdings Corp.*	$1,051,476

Road & Rail (0.8%):
10,671	Kansas City Southern^	796,804
27,674	Knight Transportation, Inc.^	670,541

		1,467,345

Semiconductors & Semiconductor Equipment (1.8%):
19,126	Analog Devices, Inc.	1,058,050
18,446	Maxim Integrated Products, Inc.	700,948
23,601	Microchip Technology, Inc.^	1,098,391
7,035	NXP Semiconductors NV*	592,693

		3,450,082

Software (0.9%):
14,891	NICE Systems, Ltd., ADR	853,552
42,210	Symantec Corp.	886,410

		1,739,962

Specialty Retail (2.7%):
1,760	AutoZone, Inc.*	1,305,762
17,829	Bed Bath & Beyond, Inc.*^	860,249
35,600	Gap, Inc. (The)^	879,320
50,145	Sally Beauty Holdings, Inc.*	1,398,544
32,689	Urban Outfitters, Inc.*^	743,675

		5,187,550

Technology Hardware, Storage & Peripherals (1.3%):
25,131	Lexmark International, Inc., Class A^	815,501
43,436	NCR Corp.*	1,062,445
12,087	Western Digital Corp.^	725,824

		2,603,770

Shares or Principal Amount		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.0%):
27,290	Hanesbrands, Inc.	$803,145
15,609	PVH Corp.	1,149,603

		1,952,748

Thrifts & Mortgage Finance (0.5%):
61,621	New York Community Bancorp, Inc.^	1,005,655

Trading Companies & Distributors (1.2%):
17,124	Brenntag AG	893,620
43,485	Univar, Inc.*^	739,680
14,793	WESCO International, Inc.*^	646,158

		2,279,458

Total Common Stocks (Cost $185,845,897)		190,105,721

Preferred Stock (0.6%):
Diversified Telecommunication Services (0.6%):
13,410	Frontier Communications Corp., Class A, 0.46%^	1,228,088

Total Preferred Stock (Cost $1,341,000)		1,228,088

Securities Held as Collateral for Securities on Loan (18.4%):
$35,766,892	AZL MFS Mid Cap Value Fund Securities Lending Collateral Account(a)	35,766,892

Total Securities Held as Collateral for Securities on Loan (Cost $35,766,892)		35,766,892

Total Investment Securities (Cost $222,953,789)(b) — 117.0%		227,100,701
Net other assets (liabilities) — (17.0)%		(32,918,843)

Net Assets — 100.0%		$194,181,858

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $34,641,913.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MFS Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$222,953,789

Investment securities, at value*	$227,100,701
Interest and dividends receivable	289,177
Receivable for investments sold	3,065,901

Total Assets	230,455,779

Liabilities:
Cash overdraft	143,582
Payable for investments purchased	82,349
Payable for capital shares redeemed	89,913
Payable for collateral received on loaned securities	35,766,892
Manager fees payable	125,114
Administration fees payable	5,284
Distribution fees payable	41,705
Custodian fees payable	9,343
Administrative and compliance services fees payable	648
Trustee fees payable	476
Other accrued liabilities	8,615

Total Liabilities	36,273,921

Net Assets	$194,181,858

Net Assets Consist of:
Capital	$177,496,557
Accumulated net investment income/(loss)	1,553,256
Accumulated net realized gains/(losses) from investment transactions	10,985,270
Net unrealized appreciation/(depreciation) on investments	4,146,775

Net Assets	$194,181,858

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,756,177
Net Asset Value (offering and redemption price per share)	$8.53

*	Includes securities on loan of $34,641,913.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$3,633,680
Income from securities lending	96,813
Foreign withholding tax	(25,708)

Total Investment Income	3,704,785

Expenses:
Manager fees	1,616,812
Administration fees	61,804
Distribution fees	538,937
Custodian fees	32,177
Administrative and compliance services fees	3,675
Trustee fees	12,806
Professional fees	13,035
Shareholder reports	12,566
Other expenses	5,005

Total expenses	2,296,817

Net Investment Income/(Loss)	1,407,968

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,641,789
Change in net unrealized appreciation/depreciation on investments	(17,406,421)

Net Realized/Unrealized Gains/(Losses) on Investments	(5,764,632)

Change in Net Assets Resulting From Operations	$(4,356,664)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL MFS Mid Cap Value Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,407,968	$1,749,777
Net realized gains/(losses) on securities transactions	11,641,789	59,237,701
Change in unrealized appreciation/depreciation on investments	(17,406,421)	(37,538,859)

Change in net assets resulting from operations	(4,356,664)	23,448,619

Distributions to Shareholders:
From net investment income	(1,323,010)	(780,255)
From net realized gains	(59,738,141)	(9,762,977)

Change in net assets resulting from distributions to shareholders	(61,061,151)	(10,543,232)

Capital Transactions:
Proceeds from shares issued	5,974,464	18,286,111
Proceeds from dividends reinvested	61,061,151	10,543,232
Value of shares redeemed	(38,878,640)	(41,425,355)

Change in net assets resulting from capital transactions	28,156,975	(12,596,012)

Change in net assets	(37,260,840)	309,375
Net Assets:
Beginning of period	231,442,698	231,133,323

End of period	$194,181,858	$231,442,698

Accumulated net investment income/(loss)	$1,553,256	$1,705,099

Share Transactions:
Shares issued	530,965	1,482,792
Dividends reinvested	7,108,400	858,569
Shares redeemed	(3,330,682)	(3,400,902)

Change in shares	4,308,683	(1,059,541)

See accompanying notes to the financial statements.

8

AZL MFS Mid Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$12.55	$11.85		$8.84	$7.66	$8.02

Investment Activities:
Net Investment Income/(Loss)	0.07	0.10		0.04	0.07	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.36)	1.18		3.04	1.16	(0.34)

Total from Investment Activities	(0.29)	1.28		3.08	1.23	(0.29)

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.04)		(0.07)	(0.05)	(0.07)
Net Realized Gains	(3.65)	(0.54)		—	—	—

Total Dividends	(3.73)	(0.58)		(0.07)	(0.05)	(0.07)

Net Asset Value, End of Period	$8.53	$12.55		$11.85	$8.84	$7.66

Total Return(a)	(2.51)%	10.90%		34.91%	16.03%	(3.57)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$194,182	$231,443		$231,133	$169,131	$132,790
Net Investment Income/(Loss)	0.65%	0.76%		0.38%	0.88%	0.62%
Expenses Before Reductions(b)	1.07%	1.05%		1.06%	1.07%	1.08%
Expenses Net of Reductions	1.07%	1.05%		1.05%	1.05%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%	1.05%		1.06%	1.07%	1.08%
Portfolio Turnover Rate	47%	136	%(d)	59%	50%	53%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective January 24, 2014, the Sub adviser changed from Columbia Management Investment Advisers, LLC to Massachusetts Financial Services Company. Cost of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2014 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Mid Cap Value Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $43.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $9,571 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MFS Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2015

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,198 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2015

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

AZL MFS Mid Cap Value Fund

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Chemicals	$7,219,985	$1,153,968	$8,373,953
Trading Companies & Distributors	1,385,838	893,620	2,279,458
Other Common Stocks+	179,452,310	—	179,452,310
Preferred Stock	1,228,088	—	1,228,088
Securities Held as Collateral for Securities on Loan	—	35,766,892	35,766,892

Total Investment Securities	$189,286,221	$37,814,480	$227,100,701

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Mid Cap Value Fund	$100,047,698	$133,025,396

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $223,874,196. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$21,130,451
Unrealized depreciation	(17,903,946)

Net unrealized appreciation/(depreciation)	$3,226,505

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Mid Cap Value Fund	$19,599,843	$41,461,308	$61,061,151

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Mid Cap Value Fund	$780,255	$9,762,977	$10,543,232

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2015

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings(Deficit)
AZL MFS Mid Cap Value Fund	$5,407,767	$8,051,094	$—	$3,226,440	$16,685,301

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Mid Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MFS Mid Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 15.81% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $41,461,307.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $18,276,833.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

19

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® MFS Value Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Value Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MFS Value Fund returned -0.83%, which compared to a -3.83%. Total return for its benchmark, the Russell 1000® Value Index1.

Sluggish global growth weighed on global markets, including U.S. equity markets. Investors focused on policy missteps by the Chinese government, including an uncoordinated response to its domestic stock market’s boom and bust in the second quarter, and an unexpected devaluation of the renminbi in August.

Investors grew increasingly concerned about China throughout the period, and responded negatively to an earnings recession among U.S. companies. The greatest contraction in earnings took place in the energy, materials and industrials sectors, due to the sharp decline in the price of oil and other commodities. The sharp rise in the value of the U.S. dollar also dragged on earnings as it cut into U.S. exports amid flagging demand from emerging markets.

Concerns over China and fears of a slowing U.S. recovery led to a sharp sell-off in U.S. equities in August. Fears abated in the fourth quarter, driving a rebound in stocks. However, additional Chinese currency policy responses in November renewed investor fears, leaving equities with a modest loss for the 12 months under review.

The Fund posted a slight loss for the period, but it outperformed its benchmark. An underweight allocation to the energy sector boosted results, as that sector was hurt by weak oil prices. Stock selection in both the consumer staples and the special products and services sectors also bolstered relative returns. In particular, an overweight position in a tobacco company and an off-benchmark investment in a global food company supported relative results, as consumer spending held up well, helped by higher wages and lower gas prices. Off-benchmark holdings of a management consulting firm and a financial technology services provider also added to relative performance.*

An underweight allocation to the utilities and communications sector benefited relative results, as did avoiding shares in a natural gas pipelines operator held by the benchmark.*

Stock selection in the health care sector and the industrial goods and services sector dragged on relative returns. The Fund’s decision to avoid benchmark holdings of a health insurance provider and a pharmaceutical company hurt performance, as those companies outperformed. Avoiding shares of a high-performing diversified industrial conglomerate held by the benchmark also hurt, as did the Fund’s overweight position in a manufacturing conglomerate.*

The Fund’s decision to avoid other benchmark holdings, including a software giant and a snack and beverage producer, also dragged on relative performance as those companies posted strong gains for the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MFS Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® MFS Value Fund	-0.83%	13.98%	10.54%	5.18%
Russell 1000® Value Index	-3.83%	13.08%	11.27%	6.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Value Fund	1.04%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MFS Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Value Fund	$1,000.00	$980.50	$5.04	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MFS Value Fund	$1,000.00	$1,020.10	$5.14	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	27.9%
Industrials	16.9
Health Care	14.3
Consumer Staples	12.0
Consumer Discretionary	7.7
Information Technology	7.4
Energy	6.2
Materials	3.8
Telecommunication Services	1.9
Utilities	1.0

Total Common Stocks	99.1
Securities Held as Collateral for Securities on Loan	12.9
Money Market	0.9

Total Investment Securities	112.9
Net other assets (liabilities)	(12.9)

Net Assets	100.0%

3

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.1%):
Aerospace & Defense (6.5%):
85,521	Honeywell International, Inc.	$8,857,411
34,839	Lockheed Martin Corp.	7,565,289
24,884	Northrop Grumman Corp.	4,698,348
88,863	United Technologies Corp.^	8,537,068

		29,658,116

Air Freight & Logistics (1.3%):
62,153	United Parcel Service, Inc., Class B	5,980,983

Auto Components (1.5%):
39,174	Delphi Automotive plc	3,358,387
90,557	Johnson Controls, Inc.	3,576,096

		6,934,483

Automobiles (0.4%):
43,574	Harley-Davidson, Inc.^	1,977,824

Banks (11.9%):
53,919	BB&T Corp.	2,038,677
56,222	Citigroup, Inc.	2,909,489
320,101	JPMorgan Chase & Co.	21,136,268
40,460	PNC Financial Services Group, Inc.	3,856,243
198,494	U.S. Bancorp	8,469,739
274,433	Wells Fargo & Co.	14,918,178

		53,328,594

Beverages (1.3%):
211,491	Diageo plc	5,766,647

Capital Markets (5.7%):
124,993	Bank of New York Mellon Corp. (The)	5,152,211
12,550	BlackRock, Inc., Class A^	4,273,526
111,815	Franklin Resources, Inc.	4,117,028
45,482	Goldman Sachs Group, Inc. (The)	8,197,222
55,968	State Street Corp.	3,714,036

		25,454,023

Chemicals (3.3%):
57,238	E.I. du Pont de Nemours & Co.	3,812,051
18,192	Monsanto Co.	1,792,276
90,608	PPG Industries, Inc.	8,953,883

		14,558,210

Commercial Services & Supplies (1.1%):
153,924	Tyco International plc	4,908,636

Consumer Finance (1.0%):
63,313	American Express Co.	4,403,419

Containers & Packaging (0.5%):
44,979	Crown Holdings, Inc.*	2,280,435

Diversified Financial Services (1.1%):
8,848	McGraw-Hill Cos., Inc. (The)	872,236
70,995	NASDAQ OMX Group, Inc. (The)^	4,129,779

		5,002,015

Diversified Telecommunication Services (1.7%):
161,042	Verizon Communications, Inc.	7,443,362

Electric Utilities (1.0%):
46,953	Duke Energy Corp.	3,351,974
25,569	Xcel Energy, Inc.	918,183

		4,270,157

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.8%):
64,822	Eaton Corp. plc	$3,373,337

Energy Equipment & Services (1.6%):
6,858	Baker Hughes, Inc.	316,497
67,290	National-Oilwell Varco, Inc.^	2,253,542
67,772	Schlumberger, Ltd.	4,727,097

		7,297,136

Food & Staples Retailing (1.7%):
79,245	CVS Health Corp.	7,747,784

Food Products (4.4%):
63,379	Archer-Daniels-Midland Co.	2,324,742
49,785	Danone SA	3,359,403
117,483	General Mills, Inc.	6,774,070
97,591	Nestle SA, Registered Shares	7,235,968

		19,694,183

Health Care Equipment & Supplies (3.8%):
113,033	Abbott Laboratories	5,076,312
116,653	Medtronic plc	8,972,949
47,627	St. Jude Medical, Inc.	2,941,920

		16,991,181

Health Care Providers & Services (1.1%):
56,663	Express Scripts Holding Co.*	4,952,913

Household Durables (0.2%):
23,959	Newell Rubbermaid, Inc.^	1,056,113

Household Products (0.5%):
27,256	Procter & Gamble Co. (The)	2,164,399

Industrial Conglomerates (3.4%):
57,532	3M Co., Class B	8,666,621
68,650	Danaher Corp.	6,376,212

		15,042,833

Insurance (8.2%):
44,417	ACE, Ltd.^	5,190,126
61,154	Aon plc	5,639,010
34,029	Chubb Corp. (The)	4,513,607
159,319	MetLife, Inc.	7,680,769
51,220	Prudential Financial, Inc.^	4,169,820
83,658	Travelers Cos., Inc. (The)^	9,441,642

		36,634,974

IT Services (5.0%):
110,527	Accenture plc, Class A^	11,550,072
59,412	Fidelity National Information Services, Inc.	3,600,367
23,813	Fiserv, Inc.*	2,177,937
38,977	International Business Machines Corp.	5,364,015

		22,692,391

Life Sciences Tools & Services (1.2%):
39,112	Thermo Fisher Scientific, Inc.	5,548,037

Machinery (2.7%):
19,224	Caterpillar, Inc.^	1,306,463
10,062	Cummins, Inc.^	885,557
15,038	Deere & Co.^	1,146,948
37,450	Illinois Tool Works, Inc.	3,470,866
10,504	Parker Hannifin Corp.^	1,018,678

Continued

4

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
35,748	Pentair plc^	$1,770,598
21,964	Stanley Black & Decker, Inc.	2,344,218

		11,943,328

Media (4.2%):
92,322	Comcast Corp., Class A^	5,209,729
86,486	Omnicom Group, Inc.^	6,543,530
52,980	Time Warner, Inc., Class A	3,426,217
4,898	Time, Inc.^	76,752
41,506	Viacom, Inc., Class B^	1,708,387
11,986	Walt Disney Co. (The)	1,259,489

		18,224,104

Multiline Retail (0.9%):
57,588	Target Corp.^	4,181,465

Oil, Gas & Consumable Fuels (4.6%):
59,825	Chevron Corp.	5,381,857
51,821	EOG Resources, Inc.	3,668,409
94,262	Exxon Mobil Corp.^	7,347,722
60,052	Occidental Petroleum Corp.	4,060,116

		20,458,104

Pharmaceuticals (8.2%):
152,666	Johnson & Johnson Co.	15,681,851
120,644	Merck & Co., Inc.	6,372,416
15,529	Novartis AG, Registered Shares	1,327,764
363,600	Pfizer, Inc.	11,737,008
4,455	Roche Holding AG	1,228,113

		36,347,152

Professional Services (0.2%):
8,784	Equifax, Inc.	978,274

Road & Rail (0.9%):
40,183	Canadian National Railway Co.	2,245,426
21,066	Union Pacific Corp.	1,647,361

		3,892,787

Shares or Principal Amount		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (1.5%):
16,638	Analog Devices, Inc.	$920,414
106,278	Texas Instruments, Inc.^	5,825,097

		6,745,511

Software (0.9%):
104,610	Oracle Corp.	3,821,403

Specialty Retail (0.5%):
9,237	Advance Auto Parts, Inc.	1,390,261
15,987	Bed Bath & Beyond, Inc.*^	771,373

		2,161,634

Tobacco (4.1%):
51,912	Altria Group, Inc.	3,021,798
174,562	Philip Morris International, Inc.	15,345,745

		18,367,543

Wireless Telecommunication Services (0.2%):
332,821	Vodafone Group plc	1,076,365

Total Common Stocks (Cost $327,248,236)		443,359,855

Securities Held as Collateral for Securities on Loan (12.9%):
$57,948,346	AZL MFS Value Fund Securities Lending Collateral Account(a)	57,948,346

Total Securities Held as Collateral for Securities on Loan (Cost $57,948,346)		57,948,346

Unaffiliated Investment Company (0.9%):
4,102,878	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	4,102,878

Total Unaffiliated Investment Company (Cost $4,102,878)		4,102,878

Total Investment Securities (Cost $389,299,460)(c) — 112.9%		505,411,079
Net other assets (liabilities) — (12.9)%		(57,887,340)

Net Assets — 100.0%		$447,523,739

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $56,195,122.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Canada	0.5%
France	0.7%
Ireland (Republic of)	4.4%
Netherlands	0.9%
Switzerland	3.0%
United Kingdom	3.1%
United States	87.4%

100.0%

See accompanying notes to the financial statements.

5

AZL MFS Value Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$389,299,460

Investment securities, at value*	$505,411,079
Interest and dividends receivable	726,408
Foreign currency, at value (cost $69)	68
Reclaims receivable	71,402

Total Assets	506,208,957

Liabilities:
Cash overdraft	25,922
Payable for capital shares redeemed	297,120
Payable for collateral received on loaned securities	57,948,346
Manager fees payable	273,679
Administration fees payable	11,399
Distribution fees payable	96,226
Custodian fees payable	10,514
Administrative and compliance services fees payable	1,568
Trustee fees payable	1,153
Other accrued liabilities	19,291

Total Liabilities	58,685,218

Net Assets	$447,523,739

Net Assets Consist of:
Capital	$324,612,377
Accumulated net investment income/(loss)	8,355,417
Accumulated net realized gains/(losses) from investment transactions	(1,552,645)
Net unrealized appreciation/(depreciation) on investments	116,108,590

Net Assets	$447,523,739

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,466,168
Net Asset Value (offering and redemption price per share)	$12.62

*	Includes securities on loan of $56,195,122.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$11,924,352
Income from securities lending	90,372
Foreign withholding tax	(115,622)

Total Investment Income	11,899,102

Expenses:
Manager fees	3,645,692
Administration fees	137,722
Distribution fees	1,228,259
Custodian fees	30,759
Administrative and compliance services fees	7,432
Trustee fees	25,840
Professional fees	26,412
Shareholder reports	22,726
Other expenses	10,929

Total expenses before reductions	5,135,771
Less expenses voluntarily waived/reimbursed by the Manager	(160,327)

Net expenses	4,975,444

Net Investment Income/(Loss)	6,923,658

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	33,263,284
Change in net unrealized appreciation/depreciation on investments	(43,509,079)

Net Realized/Unrealized Gains/(Losses) on Investments	(10,245,795)

Change in Net Assets Resulting From Operations	$(3,322,137)

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL MFS Value Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	6,923,658	$10,702,131
Net realized gains/(losses) on investment transactions	33,263,284	31,438,896
Change in unrealized appreciation/depreciation on investments	(43,509,079)	9,252,894

Change in net assets resulting from operations	(3,322,137)	51,393,921

Distributions to Shareholders:
From net investment income	(10,562,835)	(7,189,322)

Change in net assets resulting from distributions to shareholders	(10,562,835)	(7,189,322)

Capital Transactions:
Proceeds from shares issued	5,282,656	8,875,243
Proceeds from dividends reinvested	10,562,835	7,189,322
Value of shares redeemed	(78,698,284)	(85,707,375)

Change in net assets resulting from capital transactions	(62,852,793)	(69,642,810)

Change in net assets	(76,737,765)	(25,438,211)
Net Assets:
Beginning of period	524,261,504	549,699,715

End of period	$447,523,739	$524,261,504

Accumulated net investment income/(loss)	$8,355,417	$10,556,246

Share Transactions:
Shares issued	409,639	742,171
Dividends reinvested	867,228	577,456
Shares redeemed	(6,049,488)	(6,947,248)

Change in shares	(4,772,621)	(5,627,621)

See accompanying notes to the financial statements.

7

AZL MFS Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$13.03	$11.98	$8.98	$7.79		$8.24

Investment Activities:
Net Investment Income/(Loss)	0.22	0.28	0.16	0.15		0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	0.94	3.00	1.15		(0.50)

Total from Investment Activities	(0.12)	1.22	3.16	1.30		(0.37)

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.17)	(0.16)	(0.11)		(0.08)

Total Dividends	(0.29)	(0.17)	(0.16)	(0.11)		(0.08)

Net Asset Value, End of Period	$12.62	$13.03	$11.98	$8.98		$7.79

Total Return(a)	(0.83)%	10.26%	35.42%	16.67%		(4.45)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$447,524	$524,262	$549,700	$423,789		$436,251
Net Investment Income/(Loss)	1.41%	2.01%	1.46%	1.59%		1.40%
Expenses Before Reductions(b)	1.05%	1.04%	1.05%	1.06%		1.07%
Expenses Net of Reductions	1.01%	1.01%	1.01%	1.02%		1.04%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%	1.01%	1.02%	1.02%		1.04%
Portfolio Turnover Rate	14%	12%	17%	95	%(d)	49%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective September 15, 2012, the Subadviser changed from Eaton Vance Management to Massachusetts Financial Services Company. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

8

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Value Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $46.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $8,968 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Value Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

10

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2015

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $5,012 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the

11

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2015

Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Beverages	$—	$5,766,647	$5,766,647
Food Products	9,098,812	10,595,371	19,694,183
Pharmaceuticals	33,791,275	2,555,877	36,347,152
Wireless Telecommunication Services	—	1,076,365	1,076,365
Other Common Stocks+	380,475,508	—	380,475,508
Securities Held as Collateral for Securities on Loan	—	57,948,346	57,948,346
Unaffiliated Investment Company	4,102,878	—	4,102,878

Total Investment Securities	$427,468,473	$77,942,606	$505,411,079

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Value Fund	$67,969,746	$132,326,935

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $395,363,419. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$124,477,576
Unrealized depreciation	(14,429,916)

Net unrealized appreciation/(depreciation)	$110,047,660

During the year ended December 31, 2015, the Fund utilized $30,756,956 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$10,562,835	$—	$10,562,835

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AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2015

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$7,189,322	$—	$7,189,322

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings(Deficit)
AZL MFS Value Fund	$8,355,416	$4,511,313	$—	$110,044,633	$122,911,362

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MFS Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 96.13% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

18

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Mid Cap Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Mid Cap Index Fund returned -2.67%. That compared to a -2.18% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of mid-capitalization U.S. equities.*

U.S. equities started the year on a down note, in large part due to lower oil prices and the negative impact of a strong U.S. dollar on large, global exporters. Increased merger and acquisition activity and strong earnings by cyclical technology companies helped stocks rebound in February. Equity markets lost some of that momentum in March amid softening U.S. economic data. Investors shifted their focus to overseas opportunities as U.S. profit margins reached near-record highs and U.S. earnings growth weakened.

The second quarter was positive for U.S. stocks as mixed economic data paradoxically helped push equities prices higher. Increased merger and acquisition activity and record-level share buybacks also helped equities gain momentum.

That momentum carried into the first part of the third quarter thanks to strong manufacturing and construction data, and continued merger and acquisition activity. But volatility and uncertainty soon took over. Investor concerns spiked over new developments in the Greek debt crisis, a slide in oil prices and a dramatic sell-off in Chinese equities. The volatility peaked in late August at levels not seen since 2009. The market turmoil and overall uncertainty in global financial markets led the Federal Reserve to delay its much-anticipated interest rate increase. U.S. equities ended the quarter with their worst quarterly performance in more than three years.

Healthy earnings and merger and acquisition activity helped drive a strong rebound in domestic equities in October. But the gains were tempered in November and December by plunging oil prices, increasing concerns about Chinese growth and geopolitical risks, namely the Paris terror attacks and a downed Russian plane. U.S. equities posted a loss for the month of December, although they managed to preserve slight gains for the full year.

From a sector perspective, health care and financials stocks generated the strongest returns in the Index, while energy stocks posted the worst returns due to the negative effects of falling oil prices during the year. The materials and telecommunications services sectors also dragged on the Index’s returns for the year.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures dragged slightly on results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/09)
AZL® Mid Cap Index Fund	-2.67%	12.15%	10.06%	15.64%
S&P MidCap 400 Index	-2.18%	12.76%	10.68%	16.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Mid Cap Index Fund	0.57%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Mid Cap Index Fund	$1,000.00	$936.60	$2.83	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Mid Cap Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	26.1%
Information Technology	16.1
Industrials	14.6
Consumer Discretionary	12.4
Health Care	9.6
Materials	6.1
Utilities	4.8
Consumer Staples	3.4
Energy	2.9
Telecommunication Services	0.2

Total Common Stocks	96.2
Securities Held as Collateral for Securities on Loan	15.4
Money Market	3.5

Total Investment Securities	115.1
Net other assets (liabilities)	(15.1)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (96.2%):
Aerospace & Defense (1.6%):
27,736	BE Aerospace, Inc.	$1,175,174
7,847	Esterline Technologies Corp.*	635,607
12,465	Huntington Ingalls Industries, Inc.	1,581,185
14,005	KLX, Inc.*	431,214
15,610	Orbital ATK, Inc.	1,394,597
9,405	Teledyne Technologies, Inc.*^	834,224
13,086	Triumph Group, Inc.	520,169

		6,572,170

Airlines (1.1%):
33,468	Alaska Air Group, Inc.	2,694,509
83,599	JetBlue Airways Corp.*	1,893,517

		4,588,026

Auto Components (0.4%):
40,570	Dana Holding Corp.	559,866
77,354	Gentex Corp.^	1,238,438

		1,798,304

Automobiles (0.2%):
12,116	Thor Industries, Inc.	680,313

Banks (5.4%):
39,889	Associated Banc-Corp.^	747,919
22,397	BancorpSouth, Inc.	537,304
11,488	Bank of Hawaii Corp.^	722,595
21,581	Bank of the Ozarks, Inc.	1,067,396
19,989	Cathay General Bancorp	626,255
22,242	Commerce Bancshares, Inc.^	946,160
14,552	Cullen/Frost Bankers, Inc.^	873,120
38,183	East West Bancorp, Inc.	1,586,885
63,505	First Horizon National Corp.^	922,093
94,140	First Niagara Financial Group, Inc.	1,021,419
43,984	FirstMerit Corp.	820,302
46,178	Fulton Financial Corp.^	600,776
20,536	Hancock Holding Co.	516,891
14,794	International Bancshares Corp.	380,206
29,981	PacWest Bancorp	1,292,181
17,467	Prosperity Bancshares, Inc.	835,971
13,351	Signature Bank*	2,047,642
13,664	SVB Financial Group*	1,624,650
34,654	Synovus Financial Corp.	1,122,097
44,984	TCF Financial Corp.	635,174
17,926	Trustmark Corp.	413,015
58,433	Umpqua Holdings Corp.	929,085
59,278	Valley National Bancorp^	583,888
24,326	Webster Financial Corp.	904,684

		21,757,708

Beverages (0.1%):
2,534	Boston Beer Co., Inc. (The), Class A*	511,640

Biotechnology (0.5%):
12,108	United Therapeutics Corp.*^	1,896,234

Building Products (1.3%):
19,872	A.O. Smith Corp.	1,522,394
42,374	Fortune Brands Home & Security, Inc.	2,351,757

Shares		Fair Value
Common Stocks, continued
Building Products, continued
10,640	Lennox International, Inc.	$1,328,936

		5,203,087

Capital Markets (2.0%):
31,180	Eaton Vance Corp.^	1,011,167
25,137	Federated Investors, Inc., Class B	720,175
38,727	Janus Capital Group, Inc.^	545,663
33,806	Raymond James Financial, Inc.	1,959,734
36,696	SEI Investments Co.	1,922,870
18,444	Stifel Financial Corp.*	781,288
22,022	Waddell & Reed Financial, Inc., Class A	631,151
30,475	WisdomTree Investments, Inc.^	477,848

		8,049,896

Chemicals (3.0%):
29,773	Albemarle Corp.^	1,667,586
16,692	Ashland, Inc.	1,714,269
16,602	Cabot Corp.	678,690
48,023	Chemours Co. (The)^	257,403
9,221	Minerals Technologies, Inc.	422,875
2,680	NewMarket Corp.^	1,020,356
43,812	Olin Corp.	756,195
22,768	PolyOne Corp.	723,112
35,303	RPM International, Inc.	1,555,450
12,079	Scotts Miracle-Gro Co. (The)	779,216
11,999	Sensient Technologies Corp.	753,777
19,399	Valspar Corp. (The)	1,609,147

		11,938,076

Commercial Services & Supplies (1.7%):
13,906	Clean Harbors, Inc.*^	579,185
27,033	Copart, Inc.*	1,027,524
13,061	Deluxe Corp.^	712,347
15,886	Herman Miller, Inc.	455,928
11,724	HNI Corp.	422,767
8,423	MSA Safety, Inc.	366,148
55,377	R.R. Donnelley & Sons Co.	815,149
24,941	Rollins, Inc.^	645,972
32,470	Waste Connections, Inc.	1,828,711

		6,853,731

Communications Equipment (1.0%):
35,801	Arris Group, Inc.*	1,094,436
33,611	Ciena Corp.*^	695,412
9,396	InterDigital, Inc.	460,780
26,304	NetScout Systems, Inc.*	807,532
8,937	Plantronics, Inc.	423,793
35,145	Polycom, Inc.*	442,476

		3,924,429

Construction & Engineering (0.6%):
40,175	Aecom Technology Corp.*	1,206,454
10,450	Granite Construction, Inc.	448,410
38,279	KBR, Inc.	647,681

		2,302,545

Construction Materials (0.2%):
13,280	Eagle Materials, Inc.	802,510

Continued

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Consumer Finance (0.2%):
113,064	SLM Corp.*	$737,177

Containers & Packaging (1.4%):
16,570	AptarGroup, Inc.^	1,203,811
25,466	Bemis Co., Inc.	1,138,076
6,821	Greif, Inc., Class A	210,155
25,739	Packaging Corp. of America	1,622,843
10,737	Silgan Holdings, Inc.	576,792
26,783	Sonoco Products Co.	1,094,621

		5,846,298

Distributors (0.6%):
81,059	LKQ Corp.*	2,401,778

Diversified Consumer Services (0.7%):
15,159	DeVry, Inc.^	383,674
1,191	Graham Holdings Co., Class B	577,599
52,142	Service Corp. International^	1,356,736
15,916	Sotheby’s^	409,996

		2,728,005

Diversified Financial Services (1.5%):
21,879	CBOE Holdings, Inc.^	1,419,947
10,999	FactSet Research Systems, Inc.	1,788,107
9,896	MarketAxess Holdings, Inc.	1,104,295
24,520	MSCI, Inc., Class A	1,768,628

		6,080,977

Electric Utilities (1.8%):
16,049	Cleco Corp.	837,918
40,899	Great Plains Energy, Inc.	1,116,952
28,514	Hawaiian Electric Industries, Inc.	825,480
13,358	IDACORP, Inc.	908,344
52,990	OGE Energy Corp.	1,393,107
21,135	PNM Resources, Inc.	646,097
37,503	Westar Energy, Inc.	1,590,503

		7,318,401

Electrical Equipment (1.2%):
11,618	Acuity Brands, Inc.	2,716,288
14,431	Hubbell, Inc.*	1,458,108
11,851	Regal-Beloit Corp.	693,521

		4,867,917

Electronic Equipment, Instruments & Components (3.6%):
24,818	Arrow Electronics, Inc.*	1,344,639
35,028	Avnet, Inc.	1,500,600
11,138	Belden CDT, Inc.	531,060
22,422	Cognex Corp.	757,191
10,841	FEI Co.	865,003
41,346	Ingram Micro, Inc., Class A	1,256,091
9,664	IPG Photonics Corp.*^	861,642
50,222	Jabil Circuit, Inc.	1,169,670
45,108	Keysight Technologies, Inc.*	1,277,910
23,467	Knowles Corp.*	312,815
26,684	National Instruments Corp.	765,564
7,647	SYNNEX Corp.	687,695
9,307	Tech Data Corp.*^	617,799
66,464	Trimble Navigation, Ltd.*	1,425,653

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
35,939	Vishay Intertechnology, Inc.^	$433,065
13,825	Zebra Technologies Corp., Class A*^	962,911

		14,769,308

Energy Equipment & Services (1.3%):
15,440	Atwood Oceanics, Inc.^	157,951
10,178	Dril-Quip, Inc.*^	602,843
75,034	Nabors Industries, Ltd.	638,539
64,206	Noble Corp. plc^	677,373
25,963	Oceaneering International, Inc.	974,132
13,481	Oil States International, Inc.*	367,357
39,053	Patterson-UTI Energy, Inc.^	588,919
33,119	Rowan Cos. plc, Class A	561,367
39,997	Superior Energy Services, Inc.	538,760

		5,107,241

Food & Staples Retailing (0.6%):
10,351	Casey’s General Stores, Inc.	1,246,778
70,559	Supervalu, Inc.*	478,390
13,319	United Natural Foods, Inc.*	524,236

		2,249,404

Food Products (2.2%):
24,283	Dean Foods Co.^	416,453
49,540	Flowers Foods, Inc.^	1,064,615
27,321	Hain Celestial Group, Inc.*	1,103,495
18,984	Ingredion, Inc.	1,819,427
5,156	Lancaster Colony Corp.	595,312
16,473	Post Holdings, Inc.*	1,016,384
4,592	Tootsie Roll Industries, Inc.^	145,061
11,435	TreeHouse Foods, Inc.*	897,190
46,754	WhiteWave Foods Co., Class A*^	1,819,198

		8,877,135

Gas Utilities (1.6%):
26,934	Atmos Energy Corp.	1,697,919
22,457	National Fuel Gas Co.	960,037
13,839	ONE Gas, Inc.	694,303
46,394	Questar Corp.	903,755
45,757	UGI Corp.	1,544,756
13,223	WGL Holdings, Inc.	832,917

		6,633,687

Health Care Equipment & Supplies (4.2%):
19,194	Align Technology, Inc.*^	1,263,925
12,900	Cooper Cos., Inc. (The)^	1,731,180
12,369	Halyard Health, Inc.*^	413,248
15,045	Hill-Rom Holdings, Inc.	723,063
65,308	Hologic, Inc.*	2,526,766
24,137	IDEXX Laboratories, Inc.*^	1,760,070
11,275	LivaNova plc*	669,397
37,055	ResMed, Inc.^	1,989,483
14,832	Sirona Dental Systems, Inc.*	1,625,142
22,776	STERIS plc	1,715,944
11,039	Teleflex, Inc.^	1,451,077
19,128	West Pharmaceutical Services, Inc.	1,151,888

		17,021,183

Continued

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.8%):
14,317	AmSurg Corp.*	$1,088,092
31,629	Centene Corp.*	2,081,505
31,361	Community Health Systems, Inc.*	832,007
20,510	Health Net, Inc.*	1,404,115
11,549	LifePoint Hospitals, Inc.*	847,697
24,953	MEDNAX, Inc.*	1,788,132
10,864	Molina Healthcare, Inc.*^	653,252
16,686	Owens & Minor, Inc.^	600,362
21,398	VCA Antech, Inc.*	1,176,890
11,333	WellCare Health Plans, Inc.*	886,354

		11,358,406

Health Care Technology (0.2%):
50,154	Allscripts Healthcare Solutions, Inc.*	771,369

Hotels, Restaurants & Leisure (2.1%):
15,803	Brinker International, Inc.	757,754
5,054	Buffalo Wild Wings, Inc.*^	806,871
12,008	Cheesecake Factory, Inc. (The)	553,689
6,352	Cracker Barrel Old Country Store, Inc.^	805,624
14,501	Domino’s Pizza, Inc.	1,613,236
24,472	Dunkin’ Brands Group, Inc.^	1,042,262
7,086	International Speedway Corp., Class A	238,940
9,498	Jack in the Box, Inc.	728,592
6,315	Panera Bread Co., Class A*	1,230,036
58,053	Wendy’s Co. (The)^	625,231

		8,402,235

Household Durables (2.5%):
20,230	CalAtlantic Group, Inc.^	767,122
54,961	Jarden Corp.*	3,139,372
24,184	KB Home^	298,189
10,378	M.D.C. Holdings, Inc.	264,950
976	NVR, Inc.*	1,603,568
16,514	Tempur-Pedic International, Inc.*	1,163,576
43,026	Toll Brothers, Inc.*	1,432,766
38,643	TRI Pointe Homes, Inc.*	489,607
13,362	Tupperware Brands Corp.^	743,595

		9,902,745

Household Products (0.1%):
16,557	Energizer Holdings, Inc.	563,931

Independent Power and Renewable Electricity Producers (0.0%):
16,503	Talen Energy Corp.*	102,814

Industrial Conglomerates (0.4%):
17,249	Carlisle Cos., Inc.	1,529,814

Insurance (5.4%):
4,132	Alleghany Corp.*	1,974,806
19,006	American Financial Group, Inc.	1,369,952
46,885	Arthur J. Gallagher & Co.	1,919,472
16,129	Aspen Insurance Holdings, Ltd.	779,031
31,046	Brown & Brown, Inc.	996,577
49,357	CNO Financial Group, Inc.^	942,225
16,264	Endurance Specialty Holdings, Ltd.	1,040,733
11,431	Everest Re Group, Ltd.	2,092,902
28,855	First American Financial Corp.^	1,035,895

Shares		Fair Value
Common Stocks, continued
Insurance, continued
127,641	Genworth Financial, Inc., Class A*	$476,101
11,476	Hanover Insurance Group, Inc. (The)	933,458
12,784	Kemper Corp.	476,204
8,494	Mercury General Corp.	395,566
64,517	Old Republic International Corp.	1,201,952
12,740	Primerica, Inc.^	601,710
17,446	Reinsurance Group of America, Inc.	1,492,505
11,635	RenaissanceRe Holdings, Ltd.	1,316,966
11,237	StanCorp Financial Group, Inc.	1,279,670
26,171	W.R. Berkley Corp.	1,432,862

		21,758,587

Internet & Catalog Retail (0.1%):
8,494	HSN, Inc.	430,391

Internet Software & Services (0.4%):
12,232	j2 Global, Inc.	1,006,938
30,380	Rackspace Hosting, Inc.*	769,222

		1,776,160

IT Services (4.0%):
20,664	Acxiom Corp.*	432,291
31,466	Broadridge Financial Solutions, Inc.	1,690,668
36,826	Computer Sciences Corp.	1,203,474
25,880	Convergys Corp.^	644,153
23,390	CoreLogic, Inc.*	791,985
8,649	DST Systems, Inc.	986,505
21,986	Gartner, Inc.*	1,994,130
34,464	Global Payments, Inc.	2,223,272
21,209	Jack Henry & Associates, Inc.	1,655,575
17,026	Leidos Holdings, Inc.	957,883
17,337	Maximus, Inc.	975,206
12,323	NeuStar, Inc., Class A*^	295,382
10,979	Science Applications International Corp.	502,619
30,501	VeriFone Systems, Inc.*	854,638
10,254	Wex, Inc.*	906,454

		16,114,235

Leisure Products (0.8%):
24,158	Brunswick Corp.	1,220,221
16,178	Polaris Industries, Inc.^	1,390,499
16,533	Vista Outdoor, Inc.*	735,884

		3,346,604

Life Sciences Tools & Services (1.5%):
5,518	Bio-Rad Laboratories, Inc., Class A*	765,126
9,869	Bio-Techne Corp.	888,210
12,372	Charles River Laboratories International, Inc.*	994,585
7,259	Mettler-Toledo International, Inc.*	2,461,745
14,127	PAREXEL International Corp.*	962,331

		6,071,997

Machinery (4.0%):
19,516	AGCO Corp.^	885,831
13,240	CLARCOR, Inc.	657,763
13,096	Crane Co.	626,513
32,734	Donaldson Co., Inc.^	938,156
14,824	Graco, Inc.^	1,068,366

Continued

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Machinery, continued
20,304	IDEX Corp.	$1,555,489
23,749	ITT Corp.	862,564
25,865	Joy Global, Inc.^	326,158
21,124	Kennametal, Inc.	405,581
17,479	Lincoln Electric Holdings, Inc.	906,985
14,242	Nordson Corp.	913,624
19,851	OshKosh Corp.	774,983
28,790	Terex Corp.	532,039
19,159	Timken Co.	547,756
14,544	Toro Co.	1,062,730
40,559	Trinity Industries, Inc.	974,227
6,114	Valmont Industries, Inc.^	648,206
25,600	Wabtec Corp.^	1,820,673
15,095	Woodward, Inc.	749,618

		16,257,262

Marine (0.2%):
14,331	Kirby Corp.*	754,097

Media (1.5%):
16,161	AMC Networks, Inc., Class A*^	1,206,903
1,181	Cable One, Inc.	512,152
27,993	Cinemark Holdings, Inc.	935,806
18,861	DreamWorks Animation SKG, Inc., Class A*^	486,048
13,021	John Wiley & Sons, Inc., Class A	586,336
38,659	Live Nation, Inc.*	949,852
10,001	Meredith Corp.	432,543
32,910	New York Times Co. (The), Class A	441,652
29,128	Time, Inc.	456,436

		6,007,728

Metals & Mining (1.3%):
28,978	Allegheny Technologies, Inc.^	326,003
13,034	Carpenter Technology Corp.	394,539
30,876	Commercial Metals Co.	422,692
8,943	Compass Minerals International, Inc.^	673,140
19,010	Reliance Steel & Aluminum Co.	1,100,869
17,324	Royal Gold, Inc.	631,806
64,246	Steel Dynamics, Inc.	1,148,075
38,813	United States Steel Corp.^	309,728
12,275	Worthington Industries, Inc.	369,969

		5,376,821

Multiline Retail (0.3%):
13,149	Big Lots, Inc.^	506,762
81,062	J.C. Penney Co., Inc.*^	539,873

		1,046,635

Multi-Utilities (1.1%):
30,080	Alliant Energy Corp.	1,878,496
13,580	Black Hills Corp.	630,519
51,813	MDU Resources Group, Inc.	949,214
21,945	Vectren Corp.^	930,907

		4,389,136

Oil, Gas & Consumable Fuels (1.6%):
83,357	California Resources Corp.^	194,222
91,774	Denbury Resources, Inc.^	185,383

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
20,909	Energen Corp.^	$857,060
28,722	Gulfport Energy Corp.*	705,700
48,443	HollyFrontier Corp.	1,932,391
42,675	QEP Resources, Inc.	571,845
18,037	SM Energy Co.^	354,607
18,396	Western Refining, Inc.	655,266
18,781	World Fuel Services Corp.	722,317
62,086	WPX Energy, Inc.*^	356,374

		6,535,165

Paper & Forest Products (0.3%):
16,677	Domtar Corp.	616,215
37,907	Louisiana-Pacific Corp.*^	682,705

		1,298,920

Personal Products (0.4%):
115,529	Avon Products, Inc.	467,892
15,930	Edgewell Personal Care Co.	1,248,435

		1,716,327

Pharmaceuticals (0.4%):
21,255	Akorn, Inc.*	793,024
26,103	Catalent, Inc.*	653,358

		1,446,382

Professional Services (1.2%):
8,781	CEB, Inc.	539,066
11,132	FTI Consulting, Inc.*^	385,835
19,534	Manpower, Inc.	1,646,521
18,426	Towers Watson & Co., Class A	2,367,004

		4,938,426

Real Estate Investment Trusts (REITs) (10.5%):
19,237	Alexandria Real Estate Equities, Inc.	1,738,255
29,806	American Campus Communities, Inc.^	1,232,180
53,604	BioMed Realty Trust, Inc.	1,269,879
23,048	Camden Property Trust^	1,769,164
22,237	Care Capital Properties, Inc.	679,785
31,958	Communications Sales & Leasing, Inc.	597,295
25,084	Corporate Office Properties Trust	547,584
31,105	Corrections Corp. of America^	823,971
37,000	Douglas Emmett, Inc.^	1,153,660
91,613	Duke Realty Corp.	1,925,705
19,585	Equity One, Inc.	531,733
32,759	Extra Space Storage, Inc.	2,889,672
18,422	Federal Realty Investment Trust	2,691,454
25,294	Highwoods Properties, Inc.	1,102,818
38,912	Hospitality Properties Trust	1,017,549
24,455	Kilroy Realty Corp.	1,547,512
21,755	Lamar Advertising Co., Class A^	1,304,865
29,965	LaSalle Hotel Properties^	753,919
39,210	Liberty Property Trust	1,217,471
23,698	Mack-Cali Realty Corp.^	553,348
20,002	Mid-America Apartment Communities, Inc.	1,816,382
36,130	National Retail Properties, Inc.^	1,447,007
43,675	Omega Healthcare Investors, Inc.	1,527,752
14,362	Post Properties, Inc.	849,656
10,794	Potlatch Corp.	326,411

Continued

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
32,837	Rayonier, Inc.^	$728,981
24,986	Regency Centers Corp.	1,702,046
63,011	Senior Housing Properties Trust	935,083
9,597	Sovran Self Storage, Inc.	1,029,854
25,140	Tanger Factory Outlet Centers, Inc.	822,078
15,982	Taubman Centers, Inc.	1,226,139
69,524	UDR, Inc.	2,612,017
24,502	Urban Edge Properties	574,572
30,257	Weingarten Realty Investors	1,046,287
49,170	WP Glimcher, Inc.	521,694

		42,513,778

Real Estate Management & Development (0.6%):
12,191	Alexander & Baldwin, Inc.	430,464
11,952	Jones Lang LaSalle, Inc.	1,910,647
1,323	The RMR Group, Inc., Class A*	19,058

		2,360,169

Road & Rail (0.7%):
15,097	Genesee & Wyoming, Inc., Class A*	810,558
11,460	Landstar System, Inc.^	672,129
18,404	Old Dominion Freight Line, Inc.*	1,087,124
11,828	Werner Enterprises, Inc.^	276,657

		2,846,468

Semiconductors & Semiconductor Equipment (2.0%):
169,833	Advanced Micro Devices, Inc.*	487,421
111,524	Atmel Corp.	960,222
27,343	Cree, Inc.*^	729,238
88,577	Cypress Semiconductor Corp.^	868,940
30,089	Fairchild Semiconductor International, Inc.*	623,143
38,933	Integrated Device Technology, Inc.*	1,025,885
35,163	Intersil Corp., Class A	448,680
10,223	Silicon Laboratories, Inc.*	496,224
84,040	SunEdison, Inc.*^	427,764
9,614	Synaptics, Inc.*	772,389
54,533	Teradyne, Inc.	1,127,196

		7,967,102

Software (4.6%):
31,379	ACI Worldwide, Inc.*^	671,511
23,614	ANSYS, Inc.*^	2,184,294
78,938	Cadence Design Systems, Inc.*	1,642,700
42,303	CDK Global, Inc.	2,008,123
11,181	CommVault Systems, Inc.*	439,972
8,246	Fair Isaac Corp.	776,608
38,853	Fortinet, Inc.*	1,211,048
19,387	Manhattan Associates, Inc.*	1,282,838
26,497	Mentor Graphics Corp.	488,075
30,390	PTC, Inc.*	1,052,406
16,567	Solarwinds, Inc.*	975,796
17,843	Solera Holdings, Inc.	978,332
41,380	Synopsys, Inc.*	1,887,342
8,615	Tyler Technologies, Inc.*	1,501,767
7,604	Ultimate Software Group, Inc. (The)*^	1,486,658

		18,587,470

Shares or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail (2.5%):
17,144	Aaron’s, Inc.	$383,854
17,904	Abercrombie & Fitch Co., Class A^	483,408
47,514	American Eagle Outfitters, Inc.^	736,467
45,758	Ascena Retail Group, Inc.*	450,716
13,060	Cabela’s, Inc., Class A*^	610,294
36,989	Chico’s FAS, Inc.	394,673
20,064	CST Brands, Inc.	785,305
24,033	Dick’s Sporting Goods, Inc.	849,567
36,422	Foot Locker, Inc.^	2,370,707
16,736	Guess?, Inc.^	315,976
10,349	Murphy U.S.A., Inc.*	628,598
131,040	Office Depot, Inc.*	739,066
14,082	Rent-A-Center, Inc.	210,808
22,152	Williams-Sonoma, Inc.^	1,293,898

		10,253,337

Technology Hardware, Storage & Peripherals (0.5%):
28,252	3D Systems Corp.*^	245,510
17,246	Diebold, Inc.^	518,932
16,402	Lexmark International, Inc., Class A	532,245
32,794	NCR Corp.*	802,141

		2,098,828

Textiles, Apparel & Luxury Goods (0.8%):
13,796	Carter’s, Inc.	1,228,258
8,580	Deckers Outdoor Corp.*^	404,976
33,883	Kate Spade & Co.*^	602,101
34,487	Skechers U.S.A., Inc., Class A*	1,041,852

		3,277,187

Thrifts & Mortgage Finance (0.7%):
128,676	New York Community Bancorp, Inc.^	2,099,992
24,688	Washington Federal, Inc.	588,315

		2,688,307

Trading Companies & Distributors (0.6%):
11,251	GATX Corp.^	478,730
12,834	MSC Industrial Direct Co., Inc., Class A^	722,169
28,446	NOW, Inc.*^	450,016
6,823	Watsco, Inc.	799,178

		2,450,093

Water Utilities (0.3%):
46,814	Aqua America, Inc.	1,395,057

Wireless Telecommunication Services (0.2%):
25,061	Telephone & Data Systems, Inc.	648,829

Total Common Stocks (Cost $304,592,551)		390,499,992

Securities Held as Collateral for Securities on Loan (15.4%):
$62,649,013	AZL Mid Cap Index Fund Securities Lending Collateral Account(a)	62,649,013

Total Securities Held as Collateral for Securities on Loan (Cost $62,649,013)		62,649,013

Continued

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Unaffiliated Investment Company (3.5%):
14,415,741	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$14,415,741

Total Unaffiliated Investment Company (Cost $14,415,741)		14,415,741

Total Investment Securities (Cost $381,657,305)(c) — 115.1%		467,564,746
Net other assets (liabilities) — (15.1)%		(61,473,054)

Net Assets — 100.0%		$406,091,692

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $60,642,745.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $731,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Index E-mini March Future	Long	3/18/16	113	$15,746,550	$1,691

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$381,657,305

Investment securities, at value*	$467,564,746
Cash	131,746
Segregated cash for collateral	691,000
Interest and dividends receivable	407,660
Receivable for capital shares issued	31,674
Receivable for investments sold	392,205

Total Assets	469,219,031

Liabilities:
Payable for capital shares redeemed	91,233
Payable for collateral received on loaned securities	62,649,013
Payable for variation margin on futures contracts	143,449
Manager fees payable	86,779
Administration fees payable	10,674
Distribution fees payable	86,779
Custodian fees payable	10,102
Administrative and compliance services fees payable	1,748
Trustee fees payable	1,285
Other accrued liabilities	46,277

Total Liabilities	63,127,339

Net Assets	$406,091,692

Net Assets Consist of:
Capital	$260,353,532
Accumulated net investment income/(loss)	4,347,882
Accumulated net realized gains/(losses) from investment transactions	55,481,146
Net unrealized appreciation/(depreciation) on investments	85,909,132

Net Assets	$406,091,692

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,246,451
Net Asset Value (offering and redemption price per share)	$21.10

*	Includes securities on loan of $60,642,745.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$6,722,544
Income from securities lending	264,246

Total Investment Income	6,986,790

Expenses:
Manager fees	1,148,783
Administration fees	126,795
Distribution fees	1,148,783
Custodian fees	27,328
Administrative and compliance services fees	7,556
Trustee fees	25,801
Professional fees	25,684
Shareholder reports	17,345
Other expenses	111,305

Total expenses	2,639,380

Net Investment Income/(Loss)	4,347,410

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	58,128,415
Net realized gains/(losses) on futures contracts	497,393
Change in net unrealized appreciation/depreciation on investments	(65,603,021)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,977,213)

Change in Net Assets Resulting From Operations	$(2,629,803)

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,347,410	$4,585,324
Net realized gains/(losses) on investment transactions	58,625,808	24,269,595
Change in unrealized appreciation/depreciation on investments	(65,603,021)	17,590,975

Change in net assets resulting from operations	(2,629,803)	46,445,894

Distributions to Shareholders:
From net investment income	(4,559,575)	(3,512,445)
From net realized gains	(25,937,606)	(18,594,993)

Change in net assets resulting from distributions to shareholders	(30,497,181)	(22,107,438)

Capital Transactions:
Proceeds from shares issued	60,095,979	54,240,054
Proceeds from dividends reinvested	30,497,181	22,107,438
Value of shares redeemed	(205,814,061)	(39,240,020)

Change in net assets resulting from capital transactions	(115,220,901)	37,107,472

Change in net assets	(148,347,885)	61,445,928
Net Assets:
Beginning of period	554,439,577	492,993,649

End of period	$406,091,692	$554,439,577

Accumulated net investment income/(loss)	$4,347,882	$4,560,046

Share Transactions:
Shares issued	2,584,482	2,379,889
Dividends reinvested	1,434,486	964,127
Shares redeemed	(8,374,607)	(1,718,067)

Change in shares	(4,355,639)	1,625,949

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.49	$22.43	$17.27	$15.10	$16.17

Investment Activities:
Net Investment Income/(Loss)	0.30	0.19	0.14	0.14	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(0.91)	1.85	5.47	2.45	(0.47)

Total from Investment Activities	(0.61)	2.04	5.61	2.59	(0.40)

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.16)	(0.14)	(0.07)	(0.06)
Net Realized Gains	(1.51)	(0.82)	(0.31)	(0.35)	(0.61)

Total Dividends	(1.78)	(0.98)	(0.45)	(0.42)	(0.67)

Net Asset Value, End of Period	$21.10	$23.49	$22.43	$17.27	$15.10

Total Return(a)	(2.67)%	9.21%	32.71%	17.22%	(2.32)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$406,092	$554,440	$492,994	$311,979	$209,586
Net Investment Income/(Loss)	0.95%	0.88%	0.86%	1.04%	0.66%
Expenses Before Reductions(b)	0.57%	0.57%	0.58%	0.60%	0.63%
Expenses Net of Reductions	0.57%	0.57%	0.58%	0.60%	0.61%
Portfolio Turnover Rate	26%	13%	12%	9%	15%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $73.9 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $26,112 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.7 million as of December 31, 2015. The monthly average notional amount for these contracts was $16.7 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$1,691	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$497,393	$(617,190)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,891 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$390,499,992	$—	$390,499,992
Securities Held as Collateral for Securities on Loan	—	62,649,013	62,649,013
Unaffiliated Investment Company	14,415,741	—	14,415,741

Total Investment Securities	404,915,733	62,649,013	467,564,746

Other Financial Instruments:*
Futures Contracts	1,691	—	1,691

Total Investments	$404,917,424	$62,649,013	$467,566,437

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$112,299,019	$245,618,686

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2015

circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $383,889,900. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$109,977,395
Unrealized depreciation	(26,302,549)

Net unrealized appreciation/(depreciation)	$83,674,846

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$6,629,568	$23,867,613	$30,497,181

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$6,714,812	$15,392,626	$22,107,438

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$5,792,096	$56,271,218	$—	$83,674,846	$145,738,160

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Mid Cap Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 71.24% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $23,867,613.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $2,069,994.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

22

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Money Market Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Money Market Fund returned 0.01%. That compared to a 0.05% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

Money market securities faced a challenging environment during the period. The industry spent the year preparing for money market reform and watching the Federal Open Market Committee for an indication of when it would shift its monetary policy, namely through an expected increase in the short-term federal funds interest rate.

The high level of uncertainty regarding the timing of the interest rate increase factored into the Fund’s strategy of focusing on shorter-term fixed rate investments. The Fund also held floating rate products that had maturities out to nine months, which helped add incremental yield to the portfolio. These were indexed to one-month and three-month LIBOR2 rates.

The Federal Reserve’s December announcement that it would raise the federal funds target interest rate to a range of 0.25% to 0.50% provided some relief to the money market fund space. One-month and three-month LIBOR rates rose in December, which allowed the Fund to reinvest some holdings out to a four-month term to take advantage of the higher rates.

The minimum liquidity levels required of the Fund dragged on performance, as yields on very short-dated securities remained very low for much of the year.*

As of May 1, 2016, the Fund will convert to a government money market fund. As part of this conversion to a government-only strategy, we have opportunistically added exposure to fixed and floating rate U.S. Government Agency and U.S. Treasury securities in maturities out to two years. All of the current holdings in the portfolio allocated to credit will mature on or before the conversion date.

As the investment horizon for the credit assets in the portfolio shortens, the relative value of government assets, with maturities past the conversion date, increases. We will therefore continue to look for opportunities to add exposure to government assets as the duration of the credit assets shortens. Given supply constraints in very short-term credit assets, the Fund will also look to add to our book of overnight repurchase agreements that offer U.S. government securities as collateral.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	London Inter-Bank Offer Rate (“LIBOR”) is the interest rate that the largest international banks charge each other for loans.

1

AZL® Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Years
AZL® Money Market Fund	0.01%	0.01%	0.00%	1.17%
Three-Month U.S. Treasury Bill Index	0.05%	0.05%	0.06%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2015
	7 Day Average	7 Day Effective	30 Day Average
AZL® Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2015 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Money Market Fund	$1,000.00	$1,000.10	$1.46	0.29%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Money Market Fund	$1,000.00	$1,023.74	$1.48	0.29%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Commercial Paper	54.7%
Certificates of Deposit	25.7
U.S. Government Agency Mortgages	10.2
U.S. Treasury Obligations	3.9
Yankee Dollars	2.4
Repurchase Agreements	1.9
Corporate Bonds	1.2

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Certificates of Deposit (25.7%):
Banks (23.5%)
$15,000,000	Bank of Nova Scotia, 0.48%, 4/14/16	$15,000,000
15,000,000	BMO Harris Bank NA, 0.47%, 3/4/16(a)	15,000,000
8,000,000	BNP Paribas, NY, 0.53%, 3/16/16	8,000,000
25,000,000	KBC Bank NV, NY, 0.29%, 1/5/16	25,000,000
10,000,000	Rabobank Nederland NV, NY, 0.53%, 3/18/16(a)	10,000,000
14,000,000	Skandinav Enskilda Bank AB, 0.60%, 2/29/16(a)	14,000,000
8,000,000	Skandinav Enskilda Bank AB, 0.47%, 2/11/16(a)	8,000,353
5,000,000	Sumitomo Mitsui Bank, NY, 0.29%, 1/11/16	5,000,000
15,500,000	Sumitomo Mitsui Bank, NY, 0.51%, 4/8/16	15,500,000
10,000,000	Sumitomo Mitsui Bank, NY, 0.36%, 1/5/16	10,000,000
7,000,000	Sumitomo Mitsui Bank, NY, 0.26%, 1/7/16(b)(c)	6,999,650
7,000,000	Sumitomo Mitsui Bank, NY, 0.40%, 1/4/16(a)	7,000,000
12,000,000	Toronto Dominion Bank, NY, 0.55%, 4/15/16	12,000,000
10,000,000	Toronto Dominion Bank, NY, 0.60%, 4/20/16	10,000,000

		161,500,003

Capital Markets (2.2%)
15,000,000	State Street Bank & Trust Co., 0.36%, 3/29/16(a)	15,000,000

Total Certificates of Deposit (Cost $176,500,003)		176,500,003

Commercial Paper (54.7%):
Banks (20.4%)
30,000,000	Barton Capital SA, 0.29%, 1/6/16(b)(c)	29,998,543
22,000,000	BNP Paribas Finance, Inc., 0.15%, 1/4/16(b)	21,999,633
17,000,000	Caisse Centrale Desjardins du Quebec, 0.31%, 1/6/16(b)(c)	16,999,126
12,000,000	Caisse des Depots et Consignations, 0.48%, 2/1/16(b)	11,994,833
10,000,000	Commonwealth Bank of Australia, 0.30%, 3/29/16(a)(c)	9,999,774
12,000,000	Credit Suisse, NY, 0.32%, 1/4/16(b)	11,999,580
10,000,000	Mitsubishi UFJ Trust & Banking Corp., 0.30%, 1/29/16	10,000,000
10,000,000	National Australia Bank, Ltd., 0.72%, 4/21/16(b)(c)	9,977,800
7,000,000	Sheffield Receivables Corp., 0.47%, 1/19/16(b)(c)	6,998,250
10,000,000	Westpac Banking Corp., NY, 0.32%, 4/4/16(a)(c)	10,000,000

		139,967,539

Capital Markets (2.2%)
15,000,000	Working Capital Management, 0.32%, 1/5/16(b)(c)	14,999,333

Diversified Financial Services (28.9%)
10,000,000	Chariot Funding LLC, 0.34%, 1/5/16(b)(c)	9,999,522
11,000,000	Charta LLC, 0.49%, 2/12/16(b)	10,993,583
15,000,000	Collateralized CP Co. LLC, 0.48%, 4/25/16(b)	14,977,000
8,000,000	Collateralized CP Co. LLC, 0.50%, 4/22/16(b)	7,987,556
9,000,000	CRC Funding LLC, 0.49%, 2/8/16(b)	8,995,250
10,000,000	Jupiter Securitization Co. LLC, 0.42%, 1/14/16(b)(c)	9,998,375
9,000,000	Jupiter Securitization Co. LLC, 0.36%, 1/6/16(b)(c)	8,999,463
10,000,000	Kells Funding LLC, 0.39%, 2/23/16(b)	9,994,111
22,770,000	LMA Americas LLC, 0.26%, 1/4/16(b)(c)	22,769,336
8,750,000	Mitsubishi UFJ Trust & Banking Corp., 0.36%, 1/4/16(a)	8,750,000
10,000,000	Nederlandse Waterschapsbank NV, 0.38%, 2/16/16(b)(c)	9,995,017
10,000,000	Nieuw Amsterdam Receivables Corp., 0.69%, 3/18/16(b)(c)	9,985,028
10,000,000	Nieuw Amsterdam Receivables Corp., 0.49%, 2/4/16(b)(c)	9,995,278

Principal Amount		Fair Value

Commercial Paper, continued
Diversified Financial Services, continued
$10,000,000	Nieuw Amsterdam Receivables Corp., 0.15%, 1/4/16(b)(c)	$9,999,833
5,000,000	Old Line Funding LLC, 0.49%, 3/23/16(b)(c)	4,994,306
10,000,000	Thunder Bay Funding LLC, 0.75%, 4/26/16(b)(c)	9,975,833
15,000,000	Victory Receivables Corp., 0.47%, 1/19/16(b)(c)	14,996,250
16,000,000	Victory Receivables Corp., 0.26%, 1/4/16(b)(c)	15,999,533

		199,405,274

Trading Companies & Distributors (3.2%)
22,000,000	Antalis US Funding Corp., 0.34%, 1/7/16(b)(c)	21,998,533

Total Commercial Paper (Cost $376,370,679)		376,370,679

Corporate Bond (1.2%):
Hotels, Restaurants & Leisure (1.2%)
8,000,000	Jets Stadium Development LLC, Series A-4C, 0.15%, 4/1/47, Callable 3/4/16 @ 100.00(a)	8,000,000

Total Corporate Bond (Cost $8,000,000)		8,000,000

U.S. Government Agency Mortgages (10.2%):
Federal Home Loan Bank
10,000,000	0.35%, 2/11/16(b)	9,995,900
8,000,000	0.26%, 7/6/16(a)	8,000,000
10,000,000	0.23%, 2/14/17(a)	9,994,236

		27,990,136

Federal Farm Credit Bank
7,000,000	0.43%, 9/12/17(a)	7,002,276
10,000,000	0.42%, 9/22/17(a)	9,999,129
10,000,000	0.41%, 9/25/17(a)	9,996,597

		26,998,002

Federal National Mortgage Association
10,000,000	0.35%, 8/16/17(a)	9,998,358
5,000,000	0.28%, 10/5/17(a)	4,998,655

		14,997,013

Total U.S. Government Agency Mortgages (Cost $69,985,151)		69,985,151

U.S. Treasury Obligations (3.9%):
U.S. Treasury Bills (2.2%)
15,000,000	0.58%, 6/16/16(b)	14,959,259

U.S. Treasury Notes (1.7%)
12,000,000	0.50%, 7/31/16	11,989,924

Total U.S. Treasury Obligations (Cost $26,949,183)		26,949,183

Yankee Dollars (2.4%):
Banks (2.4%)
10,000,000	ABN AMRO Bank NV, 1.38%, 1/22/16(c)	10,004,213
6,800,000	Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16(c)	6,830,491

		16,834,704

Total Yankee Dollars (Cost $16,834,704)		16,834,704

Repurchase Agreements (1.9%):
7,000,000	RBC Capital Markets LLC, 0.26%, 1/4/16, (Purchased on 12/31/15, proceeds at maturity $7,000,052, Collaterlized by U.S. Treasury Notes, 2.13%-2.63%, 8/15/20-12/31/22, fair value $7,138,651)	7,000,000

Continued

4

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value

Repurchase Agreements, continued
$6,000,000	Bank of Nova Scotia, 0.29%, 1/4/16, (Purchased on 12/31/15, proceeds at maturity $6,000,048, Collaterlized by U.S. Treasury Bills, 0.00%, 6/9/16, fair value $6,120,531)	$6,000,000

Total Repurchase Agreements (Cost $13,000,000)		13,000,000

Total Investment Securities (Cost $687,639,720)(d) — 100.0%		687,639,720
Net other assets (liabilities) — 0.0%		(4,692)

Net Assets — 100.0%		$687,635,028

Percentages indicated are based on net assets as of December 31, 2015.

(a)	Variable Rate Security. The rate represents the rate in effect at December 31, 2015. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	4.5%
Belgium	3.6%
Canada	8.9%
France	6.1%
Japan	7.8%
Netherlands	4.4%
Sweden	3.1%
Switzerland	1.7%
United Kingdom	1.0%
United States	58.9%

100.0%

See accompanying notes to the financial statements.

5

AZL Money Market Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$674,639,720

Investment securities, at value	$674,639,720
Repurchase agreements, at value/cost	13,000,000
Cash	153
Interest receivable	232,117

Total Assets	687,871,990

Liabilities:
Manager fees payable	38,398
Administration fees payable	16,564
Distribution fees payable	145,945
Custodian fees payable	7,658
Administrative and compliance services fees payable	2,304
Trustee fees payable	1,693
Other accrued liabilities	24,400

Total Liabilities	236,962

Net Assets	$687,635,028

Net Assets Consist of:
Capital	$687,589,471
Accumulated net realized gains/(losses) from investment transactions	45,557

Net Assets	$687,635,028

Shares of beneficial interest (unlimited number of shares authorized, no par value)	687,590,112
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$1,786,106

Total Investment Income	1,786,106

Expenses:
Manager fees	2,377,767
Administration fees	177,834
Distribution fees	1,698,408
Custodian fees	22,869
Administrative and compliance services fees	10,076
Trustee fees	35,878
Professional fees	36,879
Shareholder reports	26,823
Other expenses	14,992

Total expenses before reductions	4,401,526
Less expenses voluntarily waived/reimbursed by the Manager	(2,615,420)

Net expenses	1,786,106

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	46,026

Net Realized/Unrealized Gains/(Losses) on Investments	46,026

Change in Net Assets Resulting From Operations	$46,026

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Money Market Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net realized gains/(losses) on investment transactions	$46,026	$48,636

Change in net assets resulting from operations	46,026	48,636

Dividends to Shareholders:
From net realized gains	(47,987)	(57,581)

Change in net assets resulting from distributions to shareholders	(47,987)	(57,581)

Capital Transactions:
Proceeds from shares issued	418,470,257	333,098,108
Proceeds from dividends reinvested	47,987	57,581
Value of shares redeemed	(431,216,029)	(439,453,694)

Change in net assets resulting from capital transactions	(12,697,785)	(106,298,005)

Change in net assets	(12,699,746)	(106,306,950)
Net Assets:
Beginning of period	700,334,774	806,641,724

End of period	$687,635,028	$700,334,774

Share Transactions:
Shares issued	418,470,257	333,098,108
Dividends reinvested	47,987	57,581
Shares redeemed	(431,216,029)	(439,453,694)

Change in shares	(12,697,785)	(106,298,005)

See accompanying notes to the financial statements.

7

AZL Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—		—		—		—		—
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Dividends to Shareholders From:
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	0.01%		0.01%		—		—		—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$687,635		$700,335		$806,642		$872,062		$865,626
Net Investment Income/(Loss)	—		—		—		—		—
Expenses Before Reductions(c)	0.65%		0.65%		0.65%		0.66%		0.66%
Expenses Net of Reductions(d)	0.26%		0.20%		0.22%		0.29%		0.28%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Money Market Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2015

Money Market Reform

On June 16, 2015, the Board of Trustees of the Fund approved a change to the name and principal investment strategies of the Fund. The Fund will become a government money market fund and will be called the AZL Government Money Market Fund. As a government money market fund, the Fund will be permitted to continue to use a stable net asset value ($1.00 per share), and the Fund will not be required to impose fees on shareholder redemptions or to temporarily suspend redemptions in the event that the Fund’s weekly liquid assets fall below a certain threshold. The changes to the Fund are expected to be fully implemented by May 1, 2016. Prior to such date, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2015 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2015, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2016	Expires 12/31/2017	Expires 12/31/2018	Total
AZL Money Market Fund	$3,776,228	$3,323,767	$2,615,420	$9,715,415

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

10

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2015

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $6,918 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Certificates of Deposit+	$—	$176,500,003	$176,500,003
Commercial Paper+	—	376,370,679	376,370,679
Corporate Bond	—	8,000,000	8,000,000
Repurchase Agreements	—	13,000,000	13,000,000
U.S. Government Agency Mortgages	—	69,985,151	69,985,151
U.S. Treasury Obligations	—	26,949,183	26,949,183
Yankee Dollars+	—	16,834,704	16,834,704

Total Investment Securities	$—	$687,639,720	$687,639,720

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$47,987	$—	$47,987

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$54,425	$3,156	$57,581

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Money Market Fund	$43,656	$1,901	$—	$—	$45,557

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

6. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Money Market Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $47,987.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

17

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Morgan Stanley Global Real Estate Fund returned -1.34%. That compared to a 0.05% total return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

The global real estate securities market was essentially flat during the period ended December 31, 2015. Overall, property stocks were influenced by transactional evidence in the private markets of strong demand for core assets at valuations that signaled a willingness on the part of investors to accept low expected returns. Share prices fluctuated throughout the period in response to macroeconomic issues, such as expectations for higher interest rates in the U.S and global growth concerns sparked by China’s economic slowdown. Property stocks in Europe experienced the strongest gains during the period as monetary easing measures by the European Central Bank helped lift share prices. U.S. property stocks also rose, driven by continued improvements in underlying property fundamentals and evidence of strong asset valuations in the underlying real estate markets. Meanwhile, property stocks in Asia experienced declines, largely driven by macro uncertainty highlighted by questions about China’s growth.

The Fund is composed of three regional portfolios (North America, Europe and Asia), and we take a top-down approach to our global allocation strategy. We weight each of the three major regions relative to the benchmark index based on our view of their relative attractiveness, in terms of underlying real estate fundamentals and public market valuations. Our top-down global allocation decisions detracted from relative performance during the period, in particular our decision to take an overweight position in the poorly performing Asian regional portfolio and an underweight position in the outperforming European portfolio.*

However, performance within the Fund’s Asian regional portfolio outperformed the benchmark’s Asian portfolio, driven by stock selection in Hong Kong and Hong Kong-listed China real estate operating companies. Lower-than-benchmark exposure to Singapore, along with stock selection in that country, also contributed to the Asian portfolio’s relative performance. These gains were partially offset by an overweight position in Hong Kong and an underweight exposure to Australia, which detracted.*

The North American portfolio also detracted from relative performance due to a larger-than-benchmark allocation to, and stock selection in, the hotel sector. Stock selection in the apartment sector also hurt relative results. However, contributions from an overweight position in the apartment sector and an underweight allocation to the health care sector helped offset some of the North American portfolio’s relative underperformance.*

Relative performance of the European portfolio was neutral. The Fund benefited from stock selection in Germany and the U.K. These contributions were partially offset by the negative effect of an overweight allocation to Norway and stock selection in Sweden and Austria.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Morgan Stanley Global Real Estate Fund	-1.34%	4.96%	6.22%	3.38%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	0.05%	6.57%	7.96%	4.25%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	-0.79%	5.76%	7.17%	3.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund	1.29%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposal and development of income-producing real estate. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,008.40	$6.53	1.29%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.70	$6.56	1.29%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United States	54.4%
Japan	9.9
Hong Kong	9.5
United Kingdom	6.9
Australia	4.9
France	2.8
Bermuda	2.0
Canada	2.0
Germany	1.5
Singapore	1.2
All other countries	4.3

Total Common Stocks	99.4
Rights	— ^
Securities Held as Collateral for Securities on Loan	3.2
Money Market	0.2

Total Investment Securities	102.8
Net other assets (liabilities)	(2.8)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.4%):
Diversified Real Estate Activities (12.2%):
285,700	CapitaLand, Ltd.	$670,814
128,000	Hang Lung Properties, Ltd.	290,323
126,633	Henderson Land Development Co., Ltd.	770,895
77,303	Kerry Properties, Ltd.	210,452
206,000	Mitsubishi Estate Co., Ltd.	4,270,284
160,000	Mitsui Fudosan Co., Ltd.	4,009,696
246	Mobimo Holding AG, Registered Shares	54,508
717,423	New World Development Co., Ltd.	703,976
72,000	Sumitomo Realty & Development Co., Ltd.	2,051,748
378,544	Sun Hung Kai Properties, Ltd.	4,543,373
508	The RMR Group, Inc., Class A*	7,318
31,200	Tokyo Tatemono Co., Ltd.	339,266
74,610	UOL Group, Ltd.	327,323
228,035	Wharf Holdings, Ltd. (The)	1,258,724

		19,508,700

Diversified REITs (8.7%):
73	Activia Properties, Inc.	309,984
187,449	British Land Co. plc	2,157,271
75,298	Cousins Properties, Inc.	710,060
31,851	Duke Realty Corp.	669,508
2,315	Fonciere des Regions SA	207,215
4,430	Gecina SA	537,389
234,379	GPT Group	809,910
201,055	Green REIT plc	347,716
167,354	Hibernia REIT plc	256,164
7,617	ICADE	511,302
21	Kenedix Office Investment Corp.	98,325
138,811	Land Securities Group plc	2,406,233
733	Lexington Realty Trust^	5,864
24,780	Liberty Property Trust	769,419
356,023	Mirvac Group	509,325
206	Nomura Real Estate Master Fund, Inc.*	255,013
45	Premier Investment Corp.	46,032
25,669	Shaftesbury plc	343,931
16,850	Spirit Realty Capital, Inc.	168,837
240,307	Stockland Trust Group	713,217
44,412	STORE Capital Corp.^	1,030,358
40	Tokyu REIT, Inc.	50,389
406	United Urban Investment Corp.	550,754
6,986	Wereldhave NV	391,681

		13,855,897

Health Care Facilities (0.1%):
21,900	Extendicare, Inc.	152,754

Health Care REITs (3.4%):
17,796	Healthcare Realty Trust, Inc.	503,983
45,752	Senior Housing Properties Trust	678,960
42,067	Ventas, Inc.	2,373,841
28,462	Welltower, Inc.	1,936,270

		5,493,054

Hotel & Resort REITs (4.3%):
40,582	Chesapeake Lodging Trust^	1,021,043
286,015	Host Hotels & Resorts, Inc.	4,387,470
43,483	LaSalle Hotel Properties^	1,094,032

Shares		Fair Value
Common Stocks, continued
Hotel & Resort REITs, continued
1	Sunstone Hotel Investors, Inc.	$12
26,033	Xenia Hotels & Resorts, Inc.^	399,086

		6,901,643

Hotels, Resorts & Cruise Lines (2.0%):
86,057	Hilton Worldwide Holdings, Inc.	1,841,621
9,430	La Quinta Holdings, Inc.*	128,342
17,553	Starwood Hotels & Resorts Worldwide, Inc.	1,216,072

		3,186,035

Industrial REITs (3.2%):
158,600	Ascendas Real Estate Investment Trust	254,113
3,005	DCT Industrial Trust, Inc.	112,297
227	GLP J-REIT	219,639
243,693	Macquarie Goodman Group	1,103,004
199	Nippon Prologis REIT, Inc.	359,653
47,414	ProLogis, Inc.	2,035,009
18,364	Rexford Industrial Realty, Inc.	300,435
102,649	SERGO plc	647,887

		5,032,037

Office REITs (13.0%):
898	Alstria Office REIT-AG	11,975
423	Befimmo SCA Sicafi	25,253
37,204	Beni Stabili SpA^	28,066
37,017	Boston Properties, Inc.	4,721,148
17,466	Brookfield Canada Office Properties	328,995
125,900	CapitaCommercial Trust	119,574
158,000	Champion REIT	78,791
21,230	Corporate Office Properties Trust	463,451
37	Daiwa Office Investment Corp.	200,369
15,171	Derwent Valley Holdings plc	819,466
78,863	Dexus Property Group	427,517
47,390	Douglas Emmett, Inc.	1,477,620
15,151	Dream Office Real Estate Investment Trust	190,223
64,142	Great Portland Estates plc	781,760
36,828	Hudson Pacific Properties, Inc.	1,036,340
52,727	Investa Office Fund	152,667
168	Japan Real Estate Investment Corp.	817,156
25,128	Mack-Cali Realty Corp.^	586,739
220	Mori Hills REIT Investment Corp., C Shares	281,938
207	Nippon Building Fund, Inc.	988,860
245	ORIX JREIT, Inc.	317,069
23,418	Paramount Group, Inc.	423,866
63,469	Vornado Realty Trust	6,344,361
15,265	Workspace Group plc	215,429

		20,838,633

Real Estate Development (2.2%):
2,485,087	BGP Holdings plc*(a)(b)	—
368,500	Cheung Kong Property Holdings, Ltd.	2,377,324
32,000	China Overseas Land & Investment, Ltd.	111,109
16,000	China Resources Land, Ltd.	46,149
22,600	Dalian Wanda Commercial Properties Co., Ltd., H Shares	130,844
131,418	Sino Land Co., Ltd.	191,503
39,036	St. Modwen Properties plc	238,068

Continued

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Real Estate Development, continued
82,866	Urban & Civic plc	$344,163

		3,439,160

Real Estate Operating Companies (9.8%):
8,190	ADO Properties SA*	236,454
49,762	Atrium European Real Estate, Ltd.	192,604
15,369	Atrium Ljungberg AB, B Shares	242,053
73,308	BR Malls Participacoes SA	205,744
61,600	BR Properties SA	131,143
37,258	Capital & Counties Properties plc	241,803
281,318	Capital & Regional plc	268,727
27,041	Castellum AB	383,489
273,757	Citycon OYJ	709,317
3,650	Deutsche Euroshop AG	160,399
25,809	Deutsche Wohnen AG	718,312
70,475	Entra ASA	565,688
6,389	Fabege AB	105,124
33,444	First Capital Realty, Inc.^	443,583
218,900	Global Logistic Properties, Ltd.	329,732
447,100	Hongkong Land Holdings, Ltd.	3,117,892
44,961	Hufvudstaden AB	637,092
13,600	Hulic Co., Ltd.	119,301
383,346	Hysan Development Co., Ltd.	1,564,198
45,238	Iguatemi Empresa de Shopping Centers SA	216,296
1,500	LEG Immobilien AG	123,098
310,603	LXB Retail Properties plc	438,807
62,695	Norwegian Property ASA*	64,238
7,000	NTT Urban Development Corp.	67,276
12,325	PSP Swiss Property AG	1,079,795
88,417	Sponda Oyj	373,724
488,050	Swire Properties, Ltd.	1,402,824
1,942	Swiss Prime Site AG	151,691
24,771	Unite Group plc	239,135
35,895	Vonovia SE	1,111,686

		15,641,225

Residential REITs (11.8%):
96	Advance Residence Investment	211,331
14,615	Apartment Investment & Management Co., Class A	585,038
28,286	AvalonBay Communities, Inc.	5,208,301
16,521	Boardwalk REIT^	566,622
37,573	Camden Property Trust^	2,884,103
7,274	Equity Lifestyle Properties, Inc.	484,958
94,476	Equity Residential Property Trust	7,708,297
5,298	Essex Property Trust, Inc.	1,268,394
290	Mid-America Apartment Communities, Inc.	26,335

		18,943,379

Retail REITs (24.7%):
6,604	Acadia Realty Trust	218,923
8,120	Brixmor Property Group, Inc.	209,658
206,700	CapitaMall Trust	280,233
20,543	Crombie REIT^	190,062
21,380	DDR Corp.	360,039
11,275	Eurocommercial Properties NV	485,955
2,267	Federal Realty Investment Trust	331,209

Shares or Principal Amount		Fair Value
Common Stocks, continued
Retail REITs, continued
18	Frontier Real Estate Investment Corp.	$72,263
118,797	General Growth Properties, Inc.	3,232,466
114,289	Hammerson plc	1,009,943
181	Japan Retail Fund Investment Corp.	347,620
95,336	Kimco Realty Corp.	2,522,591
14,536	Klepierre	644,529
170,728	Liberty International plc	797,737
279,715	Link REIT (The)	1,668,780
5,630	Macerich Co. (The)	454,285
4,468	Mercialys SA	90,419
30,313	National Retail Properties, Inc.^	1,214,036
3,499	Realty Income Corp.^	180,653
43,333	Regency Centers Corp.	2,951,844
66,488	RioCan REIT^	1,138,489
660,957	Scentre Group	2,002,530
33,013	Shopping Centres Australasia Property Group	50,909
60,394	Simon Property Group, Inc.	11,743,010
6,944	Smart Real Estate Investment Trust	151,528
56,594	Tanger Factory Outlet Centers, Inc.	1,850,624
9,678	Unibail-Rodamco SE	2,453,562
167,093	Vicinity Centres	338,528
249,895	Westfield Corp.	1,718,686
84,160	WP Glimcher, Inc.	892,938

		39,604,049

Specialized REITs (4.0%):
11,390	CubeSmart^	348,762
20,687	Public Storage, Inc.	5,124,170
4,220	QTS Realty Trust, Inc., Class A	190,364
6,098	Sovran Self Storage, Inc.	654,376

		6,317,672

Total Common Stocks (Cost $116,331,900)		158,914,238

Right (0.0%):
Industrial REITs (0.0%):
5,947	Ascendas Real Estate Investment Trust, Expires on 1/14/16*	260

Total Right (Cost $—)		260

Securities Held as Collateral for Securities on Loan (3.2%):
$5,069,482	AZL Morgan Stanley Global Real Estate Fund Securities Lending Collateral Account(c)	5,069,482

Total Securities Held as Collateral for Securities on Loan (Cost $5,069,482)		5,069,482

Unaffiliated Investment Company (0.2%):
330,125	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	330,125

Total Unaffiliated Investment Company (Cost $330,125)		330,125

Total Investment Securities (Cost $121,731,507)(e) — 102.8%		164,314,105
Net other assets (liabilities) — (2.8%)		(4,492,926)

Net Assets — 100.0%		$159,821,179

Continued

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $4,828,834.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	4.8%
Belgium	—	%NM
Belize	0.1%
Bermuda	1.9%
Brazil	0.3%
Canada	1.9%
China	0.1%
Finland	0.7%
France	2.7%
Germany	1.4%
Hong Kong	9.3%
Ireland	0.4%
Italy	—	%NM
Japan	9.7%
Jersey	0.1%
Netherlands	0.5%
Norway	0.4%
Singapore	1.2%
Sweden	0.8%
Switzerland	0.8%
United Kingdom	6.7%
United States	56.2%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$121,731,507

Investment securities, at value*	$164,314,105
Interest and dividends receivable	638,475
Foreign currency, at value (cost $245,013)	246,724
Receivable for capital shares issued	3,189
Receivable for investments sold	303,695
Reclaims receivable	37,908

Total Assets	165,544,096

Liabilities:
Cash overdraft	25,871
Payable for investments purchased	288,245
Payable for capital shares redeemed	124,605
Payable for collateral received on loaned securities	5,069,482
Manager fees payable	122,711
Administration fees payable	6,544
Distribution fees payable	34,086
Custodian fees payable	42,351
Administrative and compliance services fees payable	533
Trustee fees payable	392
Other accrued liabilities	8,097

Total Liabilities	5,722,917

Net Assets	$159,821,179

Net Assets Consist of:
Capital	$140,783,616
Accumulated net investment income/(loss)	1,109,689
Accumulated net realized gains/(losses) from investment transactions	(24,654,748)
Net unrealized appreciation/(depreciation) on investments	42,582,622

Net Assets	$159,821,179

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,203,309
Net Asset Value (offering and redemption price per share)	$10.51

*	Includes securities on loan of $4,828,834.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$5,417,375
Income from securities lending	30,125
Foreign withholding tax	(214,039)

Total Investment Income	5,233,461

Expenses:
Manager fees	1,578,900
Administration fees	76,508
Distribution fees	438,583
Custodian fees	127,346
Administrative and compliance services fees	2,530
Trustee fees	8,901
Professional fees	10,179
Shareholder reports	8,785
Other expenses	4,550

Total expenses	2,256,282

Net Investment Income/(Loss)	2,977,179

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,695,363
Change in net unrealized appreciation/depreciation on investments	(16,591,846)

Net Realized/Unrealized Gains/(Losses) on Investments	(4,896,483)

Change in Net Assets Resulting From Operations	$(1,919,304)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,977,179	$3,152,774
Net realized gains/(losses) on investment transactions	11,695,363	9,054,212
Change in unrealized appreciation/depreciation on investments	(16,591,846)	12,055,284

Change in net assets resulting from operations	(1,919,304)	24,262,270

Distributions to Shareholders:
From net investment income	(6,642,549)	(1,799,384)

Change in net assets resulting from distributions to shareholders	(6,642,549)	(1,799,384)

Capital Transactions:
Proceeds from shares issued	5,996,897	9,900,160
Proceeds from dividends reinvested	6,642,549	1,799,384
Value of shares redeemed	(32,148,044)	(28,066,128)

Change in net assets resulting from capital transactions	(19,508,598)	(16,366,584)

Change in net assets	(28,070,451)	6,096,302
Net Assets:
Beginning of period	187,891,630	181,795,328

End of period	$159,821,179	$187,891,630

Accumulated net investment income/(loss)	$1,109,689	$4,542,935

Share Transactions:
Shares issued	528,462	937,179
Dividends reinvested	660,293	168,324
Shares redeemed	(2,895,533)	(2,641,321)

Change in shares	(1,706,778)	(1,535,818)

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$9.86	$9.99	$7.82	$8.99

Investment Activities:
Net Investment Income/(Loss)	0.22	0.18	0.16	0.16	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.39)	1.17	0.14	2.16	(1.02)

Total from Investment Activities	(0.17)	1.35	0.30	2.32	(0.89)

Dividends to Shareholders From:
Net Investment Income	(0.43)	(0.10)	(0.43)	(0.15)	(0.28)

Total Dividends	(0.43)	(0.10)	(0.43)	(0.15)	(0.28)

Net Asset Value, End of Period	$10.51	$11.11	$9.86	$9.99	$7.82

Total Return(a)	(1.34)%	13.77%	3.02%	29.86%	(9.94)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$159,821	$187,892	$181,795	$183,841	$168,465
Net Investment Income/(Loss)	1.70%	1.67%	1.43%	1.69%	1.44%
Expenses Before Reductions(b)	1.29%	1.29%	1.29%	1.34%	1.35%
Expenses Net of Reductions	1.29%	1.28%	1.29%	1.34%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.29%	1.29%	1.28%	1.34%	1.35%
Portfolio Turnover Rate	25%	32%	29%	34%	23%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,025 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2015

Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $1,800 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

During the year ended December 31, 2015, the Fund paid approximately $488 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. The valuation of these international equity securities may represent a transfer between input levels.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Diversified Real Estate Activities	$7,318	$19,501,382	$—		$19,508,700
Diversified REITs	3,354,046	10,501,851	—		13,855,897
Industrial REITs	2,447,741	2,584,296	—		5,032,037
Office REITs	15,572,743	5,265,890	—		20,838,633
Real Estate Development	—	3,439,160	—	^	3,439,160
Real Estate Operating Companies	443,583	15,197,642	—		15,641,225
Residential REITs	18,732,048	211,331	—		18,943,379

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total

Retail REITs	$27,642,355	$11,961,694	$—	$39,604,049
All Other Common Stocks+	22,051,158	—	—	22,051,158
Right	—	260	—	260
Securities Held as Collateral for Securities on Loan	—	5,069,482	—	5,069,482
Unaffiliated Investment Company	330,125	—	—	330,125

Total Investment Securities	$90,581,117	$73,732,988	$—	$164,314,105

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$43,780,980	$66,471,375

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $132,055,977. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$47,439,800
Unrealized depreciation	(15,181,672)

Net unrealized appreciation/(depreciation)	$32,258,128

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Morgan Stanley Global Real Estate Fund	$15,467,183

During the year ended December 31, 2015, the Fund utilized $9,719,452 in capital loss carry forwards to offset capital gains.

13

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$6,642,549	$—	$6,642,549

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$1,799,384	$—	$1,799,384

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$2,246,521	$—	$(15,467,183)	$32,258,225	$19,037,563

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Morgan Stanley Global Real Estate Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 2.56% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

19

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Multi-Manager Mid Cap Growth Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 16

Other Federal Income Tax Information Page 17

Other Information Page 18

Approval of Investment Advisory Agreement Page 19

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Multi-Manager Mid Cap Growth Fund Review (unaudited)

(formerly AZL® Morgan Stanley Mid Cap Growth Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Multi-Manager Mid Cap Growth Fund. J.P Morgan Investment Management Inc. serves as the Subadviser for the JPMorgan Mid Cap Growth Strategy and Morgan Stanley serves as Subadviser for the Morgan Stanley Mid Cap Growth Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Multi-Manager Mid Cap Growth Fund returned -6.21%. That compared to a -0.20% total return for its benchmark, the Russell Midcap® Growth Index1.

The broad stock market finished the period at nearly the same level as its starting point 12-months earlier, masking the considerable stock price gyrations that occurred in between. Expectations for a rate increase by the U.S. Federal Reserve, a persistent slide in commodity prices, and global economic weakness led by China’s slowdown weighed on the market throughout the period.

U.S. economic data were mixed, but the economy’s continued slow recovery was sufficient for the Federal Reserve to raise its main policy interest rate in December. Stocks faced additional headwinds during the period, including slowing earnings growth and falling oil and raw materials prices that hurt share prices in the energy, materials and industrials sectors. The U.S. dollar’s strength relative to other major currencies also hurt the profits of U.S. multinational companies. In this environment, mid-cap growth stocks declined slightly. Consumer staples was the best-performing sector during the period, while energy was the worst-performing sector.

In November, the Fund adopted a multi-manager format, adding a second sub-advisor and splitting the portfolio roughly evenly between the two portfolio managers. Because the change happened late in the period, the bulk of the Fund’s relative performance was driven by the original portfolio.*

In that portfolio, stock selection in the information technology, consumer staples and health care sectors detracted from relative returns during the period. However, stock selection and an underweight position in the industrials sector aided relative performance. The portfolio also benefited from a lack of exposure to the energy sector.*

The newer portion of portfolio outperformed the benchmark for the period since its November inception. Stock selection in the technology, producer durables and consumer discretionary sectors contributed to the portfolios relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31,2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Multi-Manager Mid Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid-capitalization growth companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL® Multi-Manager Mid Cap Growth Fund	-6.21%	9.53%	5.87%	6.68%
Russell Midcap® Growth Index	-0.20%	14.88%	11.54%	8.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Multi-Manager Mid Cap Growth Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Multi-Manager Mid Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Multi-Manager Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Multi-Manager Mid Cap Growth Fund	$1,000.00	$916.30	$5.31	1.10%
The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Multi-Manager Mid Cap Growth Fund	$1,000.00	$1,019.65	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	32.4%
Consumer Discretionary	19.2
Health Care	17.1
Industrials	11.6
Financials	8.8
Consumer Staples	5.5
Materials	2.0
Energy	0.8

Total Common Stocks and Private Placements	97.4
Securities Held as Collateral for Securities on Loan	27.3
Money Market	2.6

Total Investment Securities	127.3
Net other assets (liabilities)	(27.3)

Net Assets	100.0%

3

AZL Multi-Manager Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (92.5%):
Aerospace & Defense (0.5%):
8,978	TransDigm Group, Inc.*	$2,051,024

Air Freight & Logistics (0.2%):
33,184	XPO Logistics, Inc.*^	904,264

Airlines (1.1%):
85,879	Delta Air Lines, Inc.	4,353,207

Automobiles (2.6%):
42,017	Tesla Motors, Inc.*^	10,084,500

Banks (1.0%):
31,288	East West Bancorp, Inc.^	1,300,329
17,503	Signature Bank*^	2,684,435

		3,984,764

Beverages (2.5%):
65,350	Monster Beverage Corp.*^	9,734,536

Biotechnology (2.4%):
10,315	Alnylam Pharmaceuticals, Inc.*	971,054
23,644	BioMarin Pharmaceutical, Inc.*^	2,476,945
11,597	Incyte Corp.*^	1,257,695
5,383	Intercept Pharmaceuticals, Inc.*^	803,951
24,799	Intrexon Corp.^	747,690
16,224	Kite Pharma, Inc.*^	999,723
13,007	Seattle Genetics, Inc.*^	583,754
10,493	Vertex Pharmaceuticals, Inc.*	1,320,334

		9,161,146

Building Products (1.9%):
24,271	A.O. Smith Corp.^	1,859,401
50,151	Fortune Brands Home & Security, Inc.^	2,783,381
22,657	Lennox International, Inc.^	2,829,859

		7,472,641

Capital Markets (2.0%):
15,494	Affiliated Managers Group, Inc.*	2,475,322
44,640	Lazard, Ltd., Class A	2,009,246
27,352	Oaktree Capital Group LLC^	1,305,237
52,416	TD Ameritrade Holding Corp.^	1,819,359

		7,609,164

Chemicals (1.1%):
14,129	PPG Industries, Inc.	1,396,228
11,609	Sherwin Williams Co.^	3,013,696

		4,409,924

Commercial Services & Supplies (1.5%):
22,633	Stericycle, Inc.*^	2,729,540
52,851	Waste Connections, Inc.^	2,976,568

		5,706,108

Communications Equipment (3.0%):
36,149	Arista Networks, Inc.*^	2,813,838
47,971	Ciena Corp.*^	992,520
43,182	Harris Corp.	3,752,516
22,049	Palo Alto Networks, Inc.*^	3,883,711

		11,442,585

Construction Materials (0.9%):
30,939	Eagle Materials, Inc.	1,869,643
17,183	Vulcan Materials Co.	1,631,870

		3,501,513

Shares		Fair Value
Common Stocks, continued
Consumer Finance (1.0%):
339,557	LendingClub Corp.*^	$3,752,105

Diversified Financial Services (3.7%):
95,771	McGraw-Hill Cos., Inc. (The)^	9,441,106
63,841	MSCI, Inc., Class A	4,604,851

		14,045,957

Electrical Equipment (1.7%):
20,554	Acuity Brands, Inc.^	4,805,525
36,995	Solarcity Corp.*^	1,887,485

		6,693,010

Electronic Equipment, Instruments & Components (1.0%):
59,251	Amphenol Corp., Class A^	3,094,680
29,444	Fitbit, Inc., Class A*^	871,248

		3,965,928

Food & Staples Retailing (0.5%):
70,328	Sprouts Farmers Market, Inc.*^	1,870,022

Food Products (2.5%):
43,011	Keurig Green Mountain, Inc.	3,870,130
70,154	Mead Johnson Nutrition Co.^	5,538,658

		9,408,788

Health Care Equipment & Supplies (3.7%):
23,640	Dexcom, Inc.*^	1,936,116
13,180	Edwards Lifesciences Corp.*^	1,040,956
14,961	Intuitive Surgical, Inc.*	8,171,101
26,264	Sirona Dental Systems, Inc.*	2,877,746

		14,025,919

Health Care Providers & Services (2.2%):
36,645	Acadia Healthcare Co., Inc.*^	2,288,847
81,169	Envision Healthcare Holdings, Inc.*	2,107,959
15,638	Humana, Inc.	2,791,539
35,826	Premier, Inc., Class A*^	1,263,583

		8,451,928

Health Care Technology (2.8%):
50,715	athenahealth, Inc.*^	8,163,593
53,317	Inovalon Holdings, Inc., Class A*^	906,389
54,988	Veeva Systems, Inc., Class A*^	1,586,404

		10,656,386

Hotels, Restaurants & Leisure (5.0%):
41,980	Aramark Holdings Corp.	1,353,855
5,119	Chipotle Mexican Grill, Inc.*^	2,456,352
118,482	Dunkin’ Brands Group, Inc.^	5,046,149
145,125	Hilton Worldwide Holdings, Inc.	3,105,675
61,187	Marriott International, Inc., Class A^	4,101,976
54,467	Norwegian Cruise Line Holdings, Ltd.*	3,191,766

		19,255,773

Household Durables (1.6%):
22,799	Mohawk Industries, Inc.*	4,317,902
50,115	Toll Brothers, Inc.*	1,668,830

		5,986,732

Industrial Conglomerates (0.7%):
30,730	Carlisle Cos., Inc.^	2,725,444

Continued

4

AZL Multi-Manager Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (1.8%):
12,785	Netflix, Inc.*^	$1,462,348
26,465	TripAdvisor, Inc.*^	2,256,141
7,655	Vipshop Holdings, Ltd., ADR*^	116,892
35,698	Wayfair, Inc.*^	1,699,939
39,985	Zalando SE*	1,579,353

		7,114,673

Internet Software & Services (7.3%):
59,520	Autohome, Inc., ADR*	2,078,438
11,381	CoStar Group, Inc.*^	2,352,339
35,703	LinkedIn Corp., Class A*	8,036,032
19,006	MercadoLibre, Inc.^	2,173,146
90,674	Pandora Media, Inc.*	1,215,938
260,643	Twitter, Inc.*^	6,031,279
34,668	Yelp, Inc.*^	998,438
64,474	Zillow Group, Inc., Class A*^	1,678,903
128,947	Zillow Group, Inc., Class C*	3,027,676

		27,592,189

IT Services (3.9%):
9,849	Alliance Data Systems Corp.*^	2,723,938
29,812	FleetCor Technologies, Inc.*	4,261,029
46,824	Gartner, Inc.*^	4,246,937
42,201	Vantive, Inc., Class A*	2,001,171
56,382	VeriFone Systems, Inc.*^	1,579,824

		14,812,899

Life Sciences Tools & Services (3.2%):
64,693	Illumina, Inc.*^	12,417,498

Machinery (0.7%):
17,802	Middleby Corp. (The)*^	1,920,302
8,600	WABCO Holdings, Inc.*	879,436

		2,799,738

Multiline Retail (1.0%):
52,090	Dollar General Corp.^	3,743,708

Oil, Gas & Consumable Fuels (0.8%):
28,313	Concho Resources, Inc.*^	2,629,145
21,985	Range Resources Corp.^	541,051

		3,170,196

Pharmaceuticals (2.8%):
29,983	Endo International plc*	1,835,559
13,213	Jazz Pharmaceuticals plc*	1,857,219
6,569	Valeant Pharmaceuticals International, Inc.*	667,739
130,541	Zoetis, Inc.	6,255,525

		10,616,042

Professional Services (1.8%):
16,179	IHS, Inc., Class A*	1,916,079
64,093	Verisk Analytics, Inc., Class A*^	4,927,470

		6,843,549

Real Estate Management & Development (1.1%):
126,198	CBRE Group, Inc.*^	4,363,927

Road & Rail (0.3%):
18,091	Old Dominion Freight Line, Inc.*^	1,068,635

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (1.8%):
12,332	Avago Technologies, Ltd.^	$1,789,990
10,200	Cavium, Inc.*^	670,242
20,946	Lam Research Corp.	1,663,531
30,155	NXP Semiconductors NV*	2,540,559

		6,664,322

Software (10.3%):
61,799	Atlassian Corp. plc, Class A*	1,858,914
55,285	Electronic Arts, Inc.*^	3,799,185
50,595	FireEye, Inc.*^	1,049,340
33,530	Guidewire Software, Inc.*^	2,017,165
57,466	Mobileye NV*^	2,429,662
17,014	NetSuite, Inc.*^	1,439,725
95,097	ServiceNow, Inc.*^	8,231,597
121,561	Splunk, Inc.*^	7,149,002
39,219	Tableau Software, Inc., Class A*^	3,695,214
94,463	Workday, Inc., Class A*^	7,526,813

		39,196,617

Specialty Retail (5.4%):
41,631	GameStop Corp., Class A^	1,167,333
26,461	L Brands, Inc.^	2,535,493
10,886	O’Reilly Automotive, Inc.*^	2,758,730
44,360	Ross Stores, Inc.	2,387,012
23,005	Tractor Supply Co.^	1,966,928
48,031	Ulta Salon, Cosmetics & Fragrance, Inc.*^	8,885,735
18,381	Williams-Sonoma, Inc.^	1,073,634

		20,774,865

Technology Hardware, Storage & Peripherals (0.2%):
26,038	3D Systems Corp.*^	226,270
9,052	Stratasys, Ltd.*^	212,541

		438,811

Textiles, Apparel & Luxury Goods (1.8%):
40,790	Gildan Activewear, Inc.	1,159,252
34,759	Lululemon Athletica, Inc.*^	1,823,805
61,747	Michael Kors Holdings, Ltd.*^	2,473,585
13,893	Under Armour, Inc., Class A*^	1,119,915
14,977	VF Corp.^	932,318

		7,508,875

Trading Companies & Distributors (1.2%):
92,581	HD Supply Holdings, Inc.*^	2,780,207
14,267	Watsco, Inc.	1,671,094

		4,451,301

Total Common Stocks (Cost $320,924,871)		354,831,213

Private Placements (4.9%):
Commercial Services & Supplies (0.0%):
818,433	Better Place LLC(a)(b)	—

Internet Software & Services (4.9%):
76,914	Airbnb, Inc., Series D(a)(b)	6,433,855
245,606	Dropbox, Inc.*(a)(b)	3,256,736
37,815	Flipkart, Series D(a)(b)	3,931,626
229,712	Palantir Technologies, Inc., Series G*(a)(b)	2,191,452
67,672	Palantir Technologies, Inc., Series H(a)(b)	645,591

Continued

5

AZL Multi-Manager Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Private Placements, continued
Internet Software & Services, continued
67,672	Palantir Technologies, Inc., Series H-1(a)(b)	$645,591
33,446	Peixe Urbano, Inc.*(a)(b)	14,382
116,948	Survey Monkey, Inc.*(a)(b)	1,710,949

		18,830,182

Total Private Placements (Cost $12,470,580)		18,830,182

Securities Held as Collateral for Securities on Loan (27.3%):
$104,591,873	AZL Multi-Manager Mid Cap Growth Fund Securities Lending Collateral Account(c)	104,591,873

Total Securities Held as Collateral for Securities on Loan (Cost $104,591,873)		104,591,873

Shares		Fair Value
Unaffiliated Investment Company (2.6%):
9,905,896	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	$9,905,896

Total Unaffiliated Investment Company (Cost $9,905,896)		9,905,896

Total Investment Securities (Cost $447,893,220)(e) — 127.3%		488,159,164

Net other assets (liabilities) — (27.3)%		(104,564,624)

Net Assets — 100.0%		$383,594,540

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $102,381,506.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 4.91% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2015. The total of all such securities represent 4.91% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

See accompanying notes to the financial statements.

6

AZL Multi-Manager Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$447,893,220

Investment securities, at value*	$488,159,164
Interest and dividends receivable	161,921
Receivable for investments sold	1,204,100

Total Assets	489,525,185

Liabilities:
Cash overdraft	81,264
Payable for investments purchased	685,356
Payable for capital shares redeemed	181,659
Payable for collateral received on loaned securities	104,591,873
Manager fees payable	263,089
Administration fees payable	9,287
Distribution fees payable	81,785
Custodian fees payable	6,458
Administrative and compliance services fees payable	1,916
Trustee fees payable	1,408
Other accrued liabilities	26,550

Total Liabilities	105,930,645

Net Assets	$383,594,540

Net Assets Consist of:
Capital	$314,854,197
Accumulated net realized gains/(losses) from investment transactions	28,474,399
Net unrealized appreciation/(depreciation) on investments	40,265,944

Net Assets	$383,594,540

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,190,968
Net Asset Value (offering and redemption price per share)	$13.14

*	Includes securities on loan of $102,381,506.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$1,112,151
Income from securities lending	841,476
Foreign withholding tax	(135)

Total Investment Income	1,953,492

Expenses:
Manager fees	3,470,730
Administration fees	113,018
Distribution fees	1,083,297
Custodian fees	16,618
Administrative and compliance services fees	6,884
Trustee fees	23,174
Professional fees	25,016
Shareholder reports	26,358
Other expenses	9,022

Total expenses	4,774,117

Net Investment Income/(Loss)	(2,820,625)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	33,947,607
Change in net unrealized appreciation/depreciation on investments	(55,909,880)

Net Realized/Unrealized Gains/(Losses) on Investments	(21,962,273)

Change in Net Assets Resulting From Operations	$(24,782,898)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Multi-Manager Mid Cap Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$(2,820,625)	$(2,065,067)
Net realized gains/(losses) on investment transactions	33,947,607	65,527,998
Change in unrealized appreciation/depreciation on investments	(55,909,880)	(59,837,454)

Change in net assets resulting from operations	(24,782,898)	3,625,477

Distributions to Shareholders:
From net realized gains	(68,856,086)	(45,641,605)

Change in net assets resulting from distributions to shareholders	(68,856,086)	(45,641,605)

Capital Transactions:
Proceeds from shares issued	10,094,028	19,882,292
Proceeds from dividends reinvested	68,856,086	45,641,605
Value of shares redeemed	(72,813,598)	(86,164,729)

Change in net assets resulting from capital transactions	6,136,516	(20,640,832)

Change in net assets	(87,502,468)	(62,656,960)
Net Assets:
Beginning of period	471,097,008	533,753,968

End of period	$383,594,540	$471,097,008

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	644,731	1,108,483
Dividends reinvested	5,153,899	2,636,719
Shares redeemed	(4,423,696)	(4,815,902)

Change in shares	1,374,934	(1,070,700)

See accompanying notes to the financial statements.

8

AZL Multi-Manager Mid Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.94	$18.48	$13.73	$13.32	$14.31

Investment Activities:
Net Investment Income/(Loss)	(0.10)	(0.07)	(0.05)	0.08	(0.04)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.91)	0.26	5.34	1.02	(0.90)

Total from Investment Activities	(1.01)	0.19	5.29	1.10	(0.94)

Dividends to Shareholders From:
Net Investment Income	—	—	(0.08)	—	(0.05)
Net Realized Gains	(2.79)	(1.73)	(0.46)	(0.69)	—

Total Dividends	(2.79)	(1.73)	(0.54)	(0.69)	(0.05)

Net Asset Value, End of Period	$13.14	$16.94	$18.48	$13.73	$13.32

Total Return(a)	(6.21)%	0.82%	38.94%	8.36%	(6.57)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$383,595	$471,097	$533,754	$413,777	$375,663
Net Investment Income/(Loss)	(0.65)%	(0.41)%	(0.32)%	0.62%	(0.20)%
Expenses Before Reductions(b)	1.10%	1.10%	1.11%	1.13%	1.14%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.12%	1.12%
Portfolio Turnover Rate(c)	27%	46%	49%	32%	32%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Effective November 23, 2015, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2015 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Multi-Manager Mid Cap Growth Fund (formerly, Morgan Stanley Mid Cap Growth Fund) (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when

10

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $117.7 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $83,279 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), Morgan Stanley Investment Management Inc. (“MSIM”) and J.P. Morgan Investment Management, Inc. (“JPMIM”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and MSIM, and the Manager and JPMIM provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 23, 2015, the Fund was subadvised by MSIM only. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Multi-Manager Mid Cap Growth Fund	0.85%	1.30%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and above $500 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

11

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,465 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

During the year ended December 31, 2015, the Fund paid approximately $428 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Internet & Catalog Retail	$5,535,320	$1,579,353	$—		$7,114,673
Other Common Stocks+	347,716,540	—	—		347,716,540
Private Placements
Commercial Services & Supplies	—	—	—	^	—	^
Other Private Placements+	—	14,382	18,815,800		18,830,182
Securities Held as Collateral for Securities on Loan	—	104,591,873	—		104,591,873
Unaffiliated Investment Company	9,905,896	—	—		9,905,896

Total Investment Securities	$363,157,756	$106,185,608	$18,815,800		$488,159,164

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2015.

12

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at December 31, 2015	Valuation Basis at December 31, 2015	Valuation Technique(s)	Unobservable input(s)	Range	Weighted Average/ Selected Value

Investment Securities:

Private Placements:

Internet Software & Services Airbnb, Inc., Series D Preferred	$6,433,855	Market Approach	Precedent Transaction	Weighted Average Cost of Capital	$93.09	$93.09

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	3%-4%	3.50%

			Market Comparable Companies	Enterprise Value/Revenue	11.1x-17.9x	17.9x

				Discount for Lack of Marketability	20%	20%

Dropbox, Inc.	3,256,736	Market Approach	Market Transaction Method	Proposed Transaction of Preferred Stock	$19.10	$19.10

			Discounted Cash Flow	Weighted Average Cost of Capital	17%-19%	18%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	7.8x-20.1x	11.0x

				Discount for Lack of Marketability	20%	20%

			Market Comparable Companies	Enterprise Value/Revenue	6.2x-7.0x	6.5x

Flipkart, Preferred Series D	3,931,626	Market Approach	Precedent Transaction	Precedent Transaction of Preferred Stock	142.24	142.24

			Discounted Cash Flow	Weighted Average Cost of Capital	17%-19%	18%

				Perpetual Growth Rate	3.5%-4.5%	4%

			Market Comparable Companies	Enterprise Value/Revenue	3.1x-5.2x	3.1x

				Discount for Lack of Marketability	20%	20%

Palantir Technologies, Inc., Series G	2,191,452	Market Approach	Precedent Transaction	Precedent Transaction of Preferred Stock	11.38	11.38

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.3x-11.2x	11.2x

				Discount for Lack of Marketability	20%	20%

Palantir Technologies, Inc., Series H Preferred	645,591	Market Approach	Precedent Transaction	Precedent Transaction of Preferred Stock	11.38	11.38

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.3x-11.2x	11.2x

				Discount for Lack of Marketability	20%	20%

Palantir Technologies, Inc., Series H-1 Preferred	645,591	Market Approach	Precedent Transaction	Precedent Transaction of Preferred Stock	11.38	11.38

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.3x-11.2x	11.2x

				Discount for Lack of Marketability	20%	20%

Survey Monkey	1,710,949	Market Approach	Precedent Transaction	Precedent Transaction of Preferred Stock	16.45	16.45

			Discounted Cash Flow	Weighted Average Cost of Capital	16.5%-18.5%	17.50%

				Perpetual Growth Rate	3%-4%	3.50%

			Market Comparable Companies	Enterprise Value/Revenue	5.1x-10.2x	10.2x

				Discount for Lack of Marketability	20%	20%

Total Investment Securities	$18,815,800

13

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

Private Placements
Balance as of December 31, 2014	$17,963,254
Change in Unrealized Appreciation/Depreciation*	852,546
Net Realized Gain (Loss)	—
Gross Purchases	—
Gross Sales	—

Balance as of December 31, 2015	$18,815,800

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2015.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Multi-Manager Mid Cap Growth Fund	$110,152,695	$176,182,716

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Airbnb, Inc., Series D, 0.00%	4/16/14	$3,131,402	76,914	$6,433,855	1.67%
Better Place LLC, 0.00%	1/25/10	2,046,081	818,433	—	—%
Dropbox, Inc., 0.00%	5/1/12	2,023,261	245,606	3,256,736	0.85%
Flipkart, Series D, 0.00%	10/4/13	867,741	37,815	3,931,626	1.03%
Palantir Technologies, Inc., Series G, 0.00%	7/19/12	702,919	229,712	2,191,452	0.57%
Palantir Technologies, Inc., Series H, 0.00%	10/25/13	234,529	67,672	645,591	0.17%
Palantir Technologies, Inc., Series H-1, 0.00%	10/25/13	237,529	67,672	645,591	0.17%
Peixe Urbano, Inc., 0.00%	12/2/11	1,101,072	33,446	14,382	0.00%
Survey Monkey, Inc.	11/25/14	1,923,795	116,948	1,710,949	0.45%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

14

AZL Multi-Manager Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

Cost for federal income tax purposes at December 31, 2015 is $450,296,814. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$69,043,707
Unrealized depreciation	(31,181,357)

Net unrealized appreciation/(depreciation)	$37,862,350

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions(a)
AZL Multi-Manager Mid Cap Growth Fund	$882,844	$67,973,242	$68,856,086

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Multi-Manager Mid Cap Growth Fund	$7,571,845	$38,069,760	$45,641,605

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Multi-Manager Mid Cap Growth Fund	$—	$30,877,993	$—	$37,862,350	$68,740,343

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Multi-Manager Mid Cap Growth Fund (formerly, AZL Morgan Stanley Mid Cap Growth Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Multi-Manager Mid Cap Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $67,973,242.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $882,844.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory Agreement (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees” of Allianz Variable Insurance Products (the “Trust”)) held on June 16, 2015, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), to (a) approve a subadvisory agreement (the “JPMorgan Agreement”) between the Manager and J.P. Morgan Investment Management Inc. (“JPMorgan”), pursuant to which JPMorgan would join Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) as subadviser to the Fund, and (b) change the name of the Fund to “AZL Multi-Manager Mid Cap Growth Fund.” Each subadviser manages its own strategy, and the Fund generally makes equal allocations of its assets between the two strategies. At the June 16 meeting, the Board voted unanimously to approve the JPMorgan Agreement, which became effective as to the Fund on November 23, 2015. At the meeting, the Board reviewed materials furnished by the Manager pertaining to JPMorgan and the JPMorgan Agreement.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated Morgan Stanley’s management of the Fund, with a focus on the Fund’s investment performance and the risks of the Morgan Stanley investment strategy.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the JPMorgan Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, Morgan Stanley or JPMorgan. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the JPMorgan Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board determined that the JPMorgan Agreement was reasonable and in the best interests of the Fund, and approved JPMorgan as the Fund’s new subadviser, joining Morgan Stanley. The Board’s decision to approve the JPMorgan Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve JPMorgan, the Board considered the reputation, financial strength and resources of JPMorgan, and the experience and reputation of its portfolio management team to be involved with the Fund. The Board is familiar with JPMorgan because it has served as subadviser to other funds in the Trust for several years. The Board also considered JPMorgan’s investment philosophy and process, particularly in the mid-cap growth area. The Board determined that, based upon the Manager’s report, the proposed change to add JPMorgan as a new subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that JPMorgan was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that JPMorgan could provide were at a level at least equal to the services provided by Morgan Stanley; that the services contemplated by the JPMorgan Agreement are substantially the same as those provided under the Morgan Stanley Agreement; that the JPMorgan Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that JPMorgan is staffed with qualified personnel and has significant research capabilities; and that the investment performance of JPMorgan in managing a similar fund with a similar strategy, as discussed below, is at least satisfactory.

(2) The investment performance of JPMorgan. The Board received information about the performance of JPMorgan in managing a mid-cap growth fund that is generally comparable to the strategy that JPMorgan will manage for the Fund. The performance information, which covered the ten years ending March 31, 2015, included returns, risk, tracking error, and performance versus a benchmark (the Russell Midcap Growth Index) and versus the Fund. The Board noted, for example, that, while past performance is not a guarantee of future results, the JPMorgan-managed mid-cap growth fund (which has been managed by personnel and pursuant to the process which will be used for the Fund) outperformed the Fund over the three-, five- and ten-year periods ended March 31, 2015. The Board also received information about the hypothetical performance of a portfolio composed of equal allocations to the JPMorgan strategy and the Morgan Stanley strategy, which indicated that, over long-term market cycles, up to ten years, the two strategies are expected to be complementary and smooth out the volatility of the investment performance of the Fund.

(3) The costs of services to be provided and profits to be realized by JPMorgan from its relationship with the Fund. The Board compared the fee schedule in the JPMorgan Agreement to the fee schedule in the Morgan Stanley Agreement, taking into account changes to the Morgan Stanley fee schedule approved by the Board to be effective December 1, 2015. The Board noted that, effective December 1, the fee schedules in both agreements require that the Manager pay the subadviser the same annual fee on average daily net assets. The JPMorgan Agreement provides that for the services provided and the expenses assumed by JPMorgan, the Manager (out of its fees received from the Fund under the Management Agreement) will pay JPMorgan a fee based on average daily net assets of 0.42% on the first $100 million, and 0.40% on all assets over $100 million. This fee schedule is slightly lower than the fee schedule previously applicable to the Morgan Stanley Agreement prior to December 1. The Board noted that the fee schedule in the JPMorgan Agreement, as well as in the Morgan Stanley Agreement, was the result of arm’s-length negotiation between the Manager and JPMorgan and Morgan Stanley, respectively. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 50th percentile in the category of mid-cap growth funds. Based upon its review, the Board concluded that the fees proposed to be paid to JPMorgan were reasonable. As of June 16, 2015, JPMorgan had not begun to act as subadviser to the Fund, and no estimated profitability information for acting as subadviser to the Fund was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the JPMorgan Agreement contains breakpoints that reduce the fee rate on assets above $100 million, as described above. The Board also noted that the Fund had approximately $462.1 million in net assets at March 31, 2015. The Board considered the possibility that JPMorgan, or the Manager, may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule in the Management Agreement contains breakpoints that reduce the fee rate on assets above $100 million, $250 million, and $500 million. Manager also has agreed to “cap” the Fund’s expenses at certain levels, which could have the effect of reducing expenses as does the advisory/subadvisory fee

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breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to again consider whether or not to reapprove the JPMorgan Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the JPMorgan Agreement was acceptable.

20

Approval of New Subadvisory Agreement — June 16, 2015 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

22

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® NFJ International Value Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015 the AZL® NFJ International Value Fund returned -12.57%. That compared to a -0.39% and -5.25% total return for its benchmarks the MSCI EAFE Index1 and the MSCI ACWI Ex-U.S. Index1.

International equity markets faced a challenging environment during the 12-month period. Slowing growth in China and concerns about the economic health of the eurozone fueled losses in many equity markets outside the U.S. Weak commodity prices, including sharp declines in the price of oil, also negatively impacted international markets, as did geopolitical issues such as Greece’s debt crisis and conflict in the Middle East. Emerging markets significantly lagged developed international markets during the period, and growth-oriented shares vastly outperformed value stocks across the international equity space.

The Fund’s absolute performance suffered in that environment, as it maintains a disciplined, deep-value approach that typically trades in the lowest valuation quartile within the peer group.

In relative terms, the Fund underperformed its benchmark during the period. Stock selection in the consumer discretionary sector hurt relative results, as did an underweight position in the health care sector, which was one of only two sectors of the benchmark that delivered positive total returns for the period. The Fund’s underweight position in European ex-U.K. stocks and an overweight position in emerging markets also dragged on relative results. Despite attractive valuation opportunities in emerging markets, we remain cognizant of the social, political and economic risks through these regions and continue to monitor current holdings carefully.

Stock selection in the consumer staples contributed to relative results, as did individual holdings in the U.K. The Fund benefited from the choice of stocks in North America, but those results were offset somewhat by an overweight position in that region, which underperformed during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® NFJ International Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/09)
AZL® NFJ International Value Fund	-12.57%	-2.57%	-0.14%	6.19%
MSCI EAFE Index (gross of withholding taxes)	-0.39%	5.46%	4.07%	9.19%
MSCI EAFE Index (net of withholding taxes)	-0.81%	5.01%	3.60%	8.71%
MSCI ACWI Ex-U.S. Index (gross of withholding taxes)	-5.25%	1.94%	1.51%	8.08%
MSCI ACWI Ex-U.S. Index (net of withholding taxes)	-5.66%	1.50%	1.06%	7.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® NFJ International Value Fund	1.24%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.87% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI ACWI Ex-U.S. Index is unmanaged and captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

AZL NFJ International Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL NFJ International Value Fund	$1,000.00	$859.40	$5.77	1.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL NFJ International Value Fund	$1,000.00	$1,019.03	$6.26	1.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	30.5%
Industrials	15.5
Consumer Discretionary	12.5
Materials	6.9
Health Care	6.7
Telecommunication Services	6.7
Information Technology	5.9
Energy	5.3
Utilities	4.4
Consumer Staples	3.7

Total Common Stocks	98.1
Securities Held as Collateral for Securities on Loan	5.5
Money Market	1.8

Total Investment Securities	105.4
Net other assets (liabilities)	(5.4)

Net Assets	100.0%

3

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.1%):
Aerospace & Defense (2.5%):
101,550	BAE Systems plc, ADR	$2,991,155

Airlines (1.5%):
110,003	Deutsche Lufthansa AG, Registered Shares*	1,736,899

Auto Components (1.7%):
49,900	Magna International, Inc., ADR	2,023,944

Automobiles (2.0%):
216,850	Isuzu Motors, Ltd.	2,333,888

Banks (16.8%):
90,300	Australia & New Zealand Banking Group, Ltd., ADR^	1,825,866
155,000	Bank of Yokohama, Ltd. (The)	948,859
1,613,100	Bank Rakyat Indonesia	1,318,989
791,100	BOC Hong Kong Holdings, Ltd.	2,400,497
5,000,000	China Construction Bank	3,394,483
93,397	DnB NOR ASA	1,149,817
266,700	ICICI Bank, Ltd., ADR	2,088,261
220,000	Nordea Bank AB	2,402,228
54,400	Toronto-Dominion Bank (The)	2,130,848
75,500	United Overseas Bank, Ltd., ADR^	2,080,025

		19,739,873

Capital Markets (1.1%):
514,346	Man Group plc	1,319,121

Chemicals (1.7%):
37,874	Israel Chemicals, Ltd.	153,607
318,000	Sumitomo Chemical Co., Ltd.	1,825,299

		1,978,906

Construction Materials (1.7%):
750,000	Anhui Conch Cement Co., Ltd.	1,997,227

Containers & Packaging (1.2%):
54,797	Smurfit Kappa Group plc	1,398,293

Diversified Telecommunication Services (1.0%):
226,000	TeliaSonera AB	1,124,627

Electric Utilities (2.4%):
130,404	Korea Electric Power Corp., ADR*	2,760,653

Electrical Equipment (1.1%):
122,000	Mitsubishi Electric Corp.	1,279,271

Gas Utilities (1.1%):
248,000	ENN Energy Holdings, Ltd.	1,314,686

Household Durables (2.3%):
88,615	Persimmon plc*	2,646,015

Household Products (1.3%):
54,600	Svenska Cellulosa AB, ADR	1,571,934

Industrial Conglomerates (5.2%):
192,200	Beijing Enterprises Holdings, Ltd.	1,157,132
143,500	CK Hutchison Holdings, Ltd.	1,926,117
423,700	Keppel Corp., Ltd.	1,934,288
52,660	Koc Holding AS, ADR	992,114

		6,009,651

Insurance (12.6%):
362,811	AEGON NV	2,047,601
142,818	AXA SA	3,903,919

Shares		Fair Value
Common Stocks, continued
Insurance, continued
25,900	Axis Capital Holdings, Ltd.	$1,456,098
154,800	Manulife Financial Corp.^	2,318,904
168,820	T&D Holdings, Inc.	2,219,476
109,940	Zurich Insurance Group AG, ADR^	2,817,213

		14,763,211

IT Services (2.3%):
31,609	Atos Origin SA	2,654,450

Machinery (1.9%):
203,000	NSK, Ltd.	2,202,016

Media (3.7%):
100,821	Sky PLC.	1,649,293
118,601	WPP plc	2,729,537

		4,378,830

Metals & Mining (2.3%):
48,500	Rio Tinto plc, Registered Shares, ADR^	1,412,320
107,800	Sumitomo Metal & Mining Co., Ltd.^	1,303,109

		2,715,429

Multiline Retail (2.1%):
187,650	Marks & Spencer Group plc, ADR^	2,506,066

Multi-Utilities (0.9%):
313,363	Centrica plc	1,006,385

Oil, Gas & Consumable Fuels (5.3%):
44,300	LUKOIL PJSC, ADR	1,439,086
58,500	Royal Dutch Shell plc, ADR	2,678,715
77,000	Sasol, Ltd., ADR	2,065,140

		6,182,941

Pharmaceuticals (6.7%):
19,000	AstraZeneca plc	1,284,389
27,600	Sanofi-Aventis SA	2,354,671
63,400	Teva Pharmaceutical Industries, Ltd., ADR	4,161,576

		7,800,636

Road & Rail (2.1%):
36,600	West Japan Railway Co.	2,524,923

Semiconductors & Semiconductor Equipment (2.6%):
133,800	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,043,950

Software (1.0%):
25,600	Open Text Corp.^	1,227,008

Textiles, Apparel & Luxury Goods (0.7%):
1,113,000	Belle International Holdings, Ltd.	825,598

Tobacco (2.4%):
54,700	Imperial Tobacco Group plc	2,876,570

Trading Companies & Distributors (1.2%):
5,958	Mitsui & Co., Ltd., ADR	1,418,600

Wireless Telecommunication Services (5.7%):
113,200	America Movil SAB de C.V., Series L, ADR	1,591,592
222,800	China Mobile, Ltd.	2,497,097
101,900	KDDI Corp.	2,638,212

		6,726,901

Total Common Stocks (Cost $117,213,185)		115,079,657

Continued

4

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (5.5%):
$6,418,850	AZL NFJ International Value Fund Securities Lending Collateral Account(a)	$6,418,850

Total Securities Held as Collateral for Securities on Loan (Cost $6,418,850)		6,418,850

Unaffiliated Investment Company (1.8%):
2,100,065	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	2,100,065

Total Unaffiliated Investment Company (Cost $2,100,065)		2,100,065

Total Investment Securities (Cost $125,732,100)(c) — 105.4%		123,598,572
Net other assets (liabilities) — (5.4)%		(6,387,389)

Net Assets — 100.0%		$117,211,183

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $6,184,577.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Australia	1.5%
Bermuda	1.2%
Canada	6.2%
Cayman Islands	0.7%
China	5.4%
France	7.2%
Germany	1.4%
Hong Kong	6.5%
India	1.7%
Indonesia	1.1%
Ireland (Republic of)	3.3%
Israel	3.5%
Japan	15.1%
Korea, Republic Of	2.2%

Country	Percentage
Mexico	1.3%
Netherlands	1.7%
Norway	0.9%
Russian Federation	1.2%
Singapore	3.2%
South Africa	1.7%
Sweden	4.1%
Switzerland	2.3%
Taiwan	2.5%
Turkey	0.8%
United Kingdom	16.4%
United States	6.9%

100.0%

See accompanying notes to the financial statements.

5

AZL NFJ International Value Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$125,732,100

Investment securities, at value*	$123,598,572
Cash	11,333
Interest and dividends receivable	109,332
Foreign currency, at value (cost $438,233)	428,382
Receivable for investments sold	173,736
Reclaims receivable	28,520

Total Assets	124,349,875

Liabilities:
Payable for investments purchased	582,851
Payable for capital shares redeemed	72
Payable for collateral received on loaned securities	6,418,850
Manager fees payable	87,056
Administration fees payable	5,476
Distribution fees payable	25,016
Custodian fees payable	14,691
Administrative and compliance services fees payable	476
Trustee fees payable	350
Other accrued liabilities	3,854

Total Liabilities	7,138,692

Net Assets	$117,211,183

Net Assets Consist of:
Capital	$123,504,192
Accumulated net investment income/(loss)	3,055,397
Accumulated net realized gains/(losses) from investment transactions	(7,205,524)
Net unrealized appreciation/(depreciation) on investments	(2,142,882)

Net Assets	$117,211,183

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,065,460
Net Asset Value (offering and redemption price per share)	$9.71

*	Includes securities on loan of $6,184,577.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$4,216,269
Income from securities lending	148,663
Foreign withholding tax	(261,532)

Total Investment Income	4,103,400

Expenses:
Manager fees	1,209,259
Administration fees	59,288
Distribution fees	337,569
Custodian fees	45,886
Administrative and compliance services fees	2,165
Trustee fees	7,537
Professional fees	9,288
Shareholder reports	2,013
Other expenses	3,725

Total expenses before reductions	1,676,730

Net expenses	1,676,730

Net Investment Income/(Loss)	2,426,670

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(6,390,018)
Change in net unrealized appreciation/depreciation on investments	(11,359,727)

Net Realized/Unrealized Gains/(Losses) on Investments	(17,749,745)

Change in Net Assets Resulting From Operations	$(15,323,075)

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,426,670	$3,624,387
Net realized gains/(losses) on investment transactions	(6,390,018)	804,278
Change in unrealized appreciation/depreciation on investments	(11,359,727)	(12,424,092)

Change in net assets resulting from operations	(15,323,075)	(7,995,427)

Distributions to Shareholders:
From net investment income	(3,594,504)	(2,966,257)
From net realized gains	(671,207)	(6,108,872)

Change in net assets resulting from distributions to shareholders	(4,265,711)	(9,075,129)

Capital Transactions:
Proceeds from shares issued	6,343,293	10,293,690
Proceeds from dividends reinvested	4,265,710	9,075,129
Value of shares redeemed	(20,862,557)	(6,341,230)

Change in net assets resulting from capital transactions	(10,253,554)	13,027,589

Change in net assets	(29,842,340)	(4,042,967)
Net Assets:
Beginning of period	147,053,523	151,096,490

End of period	$117,211,183	$147,053,523

Accumulated net investment income/(loss)	$3,055,397	$3,594,495

Share Transactions:
Shares issued	563,943	809,014
Dividends reinvested	422,348	720,248
Shares redeemed	(1,701,631)	(481,517)

Change in shares	(715,340)	1,047,745

See accompanying notes to the financial statements.

7

AZL NFJ International Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.51	$12.88	$11.74	$12.14	$14.65

Investment Activities:
Net Investment Income/(Loss)	0.23	0.28	0.25	0.19	0.53
Net Realized and Unrealized Gains/(Losses) on Investments	(1.66)	(0.89)	1.11	2.14	(2.13)

Total from Investment Activities	(1.43)	(0.61)	1.36	2.33	(1.60)

Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.25)	(0.22)	(0.35)	(0.36)
Net Realized Gains	(0.06)	(0.51)	—	(2.38)	(0.55)

Total Dividends	(0.37)	(0.76)	(0.22)	(2.73)	(0.91)

Net Asset Value, End of Period	$9.71	$11.51	$12.88	$11.74	$12.14

Total Return(a)	(12.57)%	(5.26)%	11.66%	20.55%	(10.92)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$117,211	$147,054	$151,096	$135,156	$92,191
Net Investment Income/(Loss)	1.80%	2.35%	2.10%	2.25%	2.45%
Expenses Before Reductions(b)	1.24%	1.24%	1.23%	1.25%	1.24%
Expenses Net of Reductions	1.24%	1.24%	1.22%	1.24%	1.17%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.24%	1.24%	1.23%	1.25%	1.19%
Portfolio Turnover Rate	50%	20%	24%	21%	43%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL NFJ International Value Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2015

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12.9 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $14,672 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.87% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and

10

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2015

are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $1,397 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$2,991,155	$—	$2,991,155
Auto Components	2,023,944	—	2,023,944
Banks	8,125,000	11,614,873	19,739,873
Electric Utilities	2,760,653	—	2,760,653
Industrial Conglomerates	992,114	5,017,537	6,009,651
Insurance	6,592,215	8,170,996	14,763,211
Metals & Mining	1,412,320	1,303,109	2,715,429
Multiline Retail	2,506,066	—	2,506,066
Oil, Gas & Consumable Fuels	6,182,941	—	6,182,941
Pharmaceuticals	4,161,576	3,639,060	7,800,636
Semiconductors & Semiconductor Equipment	3,043,950	—	3,043,950
Software	1,227,008	—	1,227,008
Trading Companies & Distributors	1,418,600	—	1,418,600
Wireless Telecommunication Services	1,591,592	5,135,309	6,726,901
Other Common Stocks+	—	35,169,639	35,169,639
Securities Held as Collateral for Securities on Loan	—	6,418,850	6,418,850
Unaffiliated Investment Company	2,100,065	—	2,100,065

Total Investment Securities	$47,129,199	$76,469,373	$123,598,572

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$65,154,741	$73,823,782

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $126,616,143. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$11,253,192
Unrealized depreciation	(14,270,763)

Net unrealized appreciation/(depreciation)	$(3,017,571)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

12

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2015

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL NFJ International Value Fund	$3,453,907	$2,867,574	$6,321,481

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$3,594,506	$671,205	$4,265,711

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$2,966,257	$6,108,872	$9,075,129

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL NFJ International Value Fund	$3,055,397	$—	$(6,321,481)	$(3,026,925)	$(6,293,009)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2015, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL NFJ International Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $671,205.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

18

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.
Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

20

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

21

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Oppenheimer Discovery Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Discovery Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Oppenheimer Discovery Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Oppenheimer Discovery Fund returned 2.19%. That compared to a -1.38% total return for its benchmark, the Russell 2000® Growth Index1.

The reporting period proved a volatile one for the financial markets. Global growth struggled to gain traction as many of the world’s largest economies grew more slowly than expected. China’s industrial production slowed, impacting the world’s exporters and especially commodities markets. In the U.S., the strong dollar impaired the competitiveness of many American companies and dragged on corporate earnings over the period.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector worldwide, as well as many emerging markets. U.S. equities outperformed their counterparts in other regions, though with tempered results and only after a market correction in August that tested investors’ nerves. Investors spent much of the year contemplating the first U.S. rate hike by the Federal Reserve in almost a decade, though interest rates remained low for the majority of the reporting period. The Fed ultimately did raise the benchmark federal funds rate by 0.25% in December.

The Fund outperformed its benchmark in seven of 10 sectors during the reporting period, primarily due to stock selection in the information technology and financial sectors. For instance, a company that provides information management solutions and services to local governments reported strong second quarter results, with revenue and earnings per share above consensus estimates. The shares of another technology company, which designs, develops and markets integrated power semiconductor solutions, rallied on positive third quarter earnings results, aiding the Fund’s performance.* Additionally, the Fund benefitted from an underweight position in the materials sector, which was hurt by the slowing of China’s economic growth and uncertainty in the commodities market.*

The Fund’s stock selection in health care and consumer staples detracted from its relative performance. For example, an emerging biopharmaceutical company that is developing antibiotics for complex infections reported disappointing data for its lead drug, which caused a dramatic decline in its stock price. Given the drug’s unclear path forward, the Fund exited its position. The Fund’s holdings in the consumer discretionary sector also detracted from relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Oppenheimer Discovery Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, investments in common stocks and other equity securities of U.S. small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1	3	5	10
	Year	Year	Year	Year
AZL® Oppenheimer Discovery Fund	2.19%	13.26%	9.90%	6.14%
Russell 2000® Growth Index	-1.38%	14.28%	10.67%	7.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Oppenheimer Discovery Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Oppenheimer Discovery Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Oppenheimer Discovery Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Oppenheimer Discovery Fund	$1,000.00	$918.00	$5.61	1.16%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Oppenheimer Discovery Fund	$1,000.00	$1,019.38	$5.90	1.16%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	28.7%
Health Care	24.5
Consumer Discretionary	16.3
Industrials	13.2
Financials	10.0
Materials	2.4
Energy	1.7
Consumer Staples	1.5

Total Common Stocks	98.3
Securities Held as Collateral for Securities on Loan	28.3
Money Market	1.4

Total Investment Securities	128.0
Net other assets (liabilities)	(28.0)

Net Assets	100.0%

3

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.3%):
Airlines (1.1%):
16,027	Allegiant Travel Co.	$2,689,811

Banks (5.6%):
51,380	Bank of the Ozarks, Inc.^	2,541,255
33,740	Pinnacle Financial Partners, Inc.^	1,732,886
39,730	PrivateBancorp, Inc.^	1,629,725
22,040	Signature Bank*^	3,380,275
116,460	Western Alliance Bancorp*	4,176,256

		13,460,397

Biotechnology (3.1%):
16,120	Acadia Pharmaceuticals, Inc.*^	574,678
39,910	Dyax Corp.*	1,501,414
6,070	Eagle Pharmaceuticals, Inc.*^	538,227
26,250	Neurocrine Biosciences, Inc.*	1,484,963
54,980	Repligen Corp.*^	1,555,384
15,500	Ultragenyx Pharmaceutical, Inc.*^	1,738,790

		7,393,456

Building Products (6.0%):
69,220	A.O. Smith Corp.	5,302,944
14,460	American Woodmark Corp.*	1,156,511
42,880	Apogee Enterprises, Inc.^	1,865,709
29,890	Lennox International, Inc.^	3,733,261
29,890	Masonite International Corp.*	1,830,165

		13,888,590

Capital Markets (0.7%):
32,474	HFF, Inc., Class A^	1,008,967
36,270	WisdomTree Investments, Inc.^	568,714

		1,577,681

Commercial Services & Supplies (1.0%):
32,120	Healthcare Services Group, Inc.^	1,120,024
42,260	Mobile Mini, Inc.^	1,315,554

		2,435,578

Construction & Engineering (0.3%):
9,420	Dycom Industries, Inc.*^	659,023

Construction Materials (1.3%):
89,200	Headwaters, Inc.*	1,504,804
30,930	US Concrete, Inc.*^	1,628,773

		3,133,577

Containers & Packaging (1.1%):
70,820	Berry Plastics Group, Inc.*	2,562,268

Distributors (0.6%):
17,000	Core Markt Holdngs Co., Inc.^	1,392,980

Diversified Consumer Services (2.5%):
88,184	Bright Horizons Family Solutions, Inc.*^	5,890,692

Diversified Financial Services (1.8%):
39,000	MarketAxess Holdings, Inc.^	4,352,010

Food Products (1.5%):
13,998	J & J Snack Foods Corp.	1,633,147
52,160	Snyders-Lance, Inc.^	1,789,088

		3,422,235

Health Care Equipment & Supplies (9.3%):
12,840	ABIOMED, Inc.*^	1,159,195
47,240	Cantel Medical Corp.	2,935,494

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
58,428	Dexcom, Inc.*^	$4,785,253
39,880	Inogen, Inc.*^	1,598,789
33,190	Integra LifeSciences Holdings Corp.*^	2,249,618
79,150	K2M Group Holdings, Inc.*^	1,562,421
90,080	Merit Medical Systems, Inc.*^	1,674,587
32,400	Neogen Corp.*^	1,831,248
34,780	NuVasive, Inc.*^	1,881,946
32,900	West Pharmaceutical Services, Inc.^	1,981,238

		21,659,789

Health Care Providers & Services (7.7%):
60,710	Acadia Healthcare Co., Inc.*^	3,791,947
20,360	AmSurg Corp.*^	1,547,360
53,090	Centene Corp.*^	3,493,853
57,940	Diplomat Pharmacy, Inc.*^	1,982,707
62,940	HealthEquity, Inc.*^	1,577,906
26,930	Team Health Holdings, Inc.*^	1,181,958
82,040	VCA Antech, Inc.*	4,512,199

		18,087,930

Health Care Technology (1.8%):
42,990	Omnicell, Inc.*^	1,336,129
33,350	Press Ganey Holdings, Inc.*^	1,052,193
64,840	Veeva Systems, Inc., Class A*^	1,870,634

		4,258,956

Hotels, Restaurants & Leisure (6.0%):
15,810	Buffalo Wild Wings, Inc.*^	2,524,067
69,740	Dave & Buster’s Entertainment, Inc.*^	2,910,948
12,570	Jack in the Box, Inc.^	964,245
47,270	Papa John’s International, Inc.^	2,640,975
58,280	Popeyes Louisiana Kitchen, Inc.*^	3,409,380
27,280	Wingstop, Inc.*^	622,257
44,140	Zoe’s Kitchen, Inc.*^	1,235,037

		14,306,909

Household Durables (0.6%):
60,240	WCI Communities, Inc.*	1,342,147

Internet Software & Services (3.5%):
41,220	Benefitfocus, Inc.*^	1,499,996
26,810	CoStar Group, Inc.*^	5,541,359
46,450	Shopify, Inc., Class A*	1,198,410

		8,239,765

IT Services (1.3%):
21,740	Epam Systems, Inc.*^	1,709,199
15,440	Heartland Payment Systems, Inc.	1,464,021

		3,173,220

Life Sciences Tools & Services (1.9%):
24,680	ICON plc*^	1,917,636
55,010	INC Research Holdings, Inc., Class A*^	2,668,535

		4,586,171

Machinery (2.3%):
39,320	Middleby Corp. (The)*^	4,241,448
17,090	Wabtec Corp.^	1,215,441

		5,456,889

Continued

4

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.8%):
42,460	Burlington Stores, Inc.*^	$1,821,534

Oil, Gas & Consumable Fuels (1.7%):
45,030	Diamondback Energy, Inc.*^	3,012,507
49,400	Matador Resources Co.*^	976,638

		3,989,145

Pharmaceuticals (0.7%):
38,400	DepoMed, Inc.*^	696,192
11,600	Pacira Pharmaceuticals, Inc.*^	890,764

		1,586,956

Professional Services (1.4%):
38,550	On Assignment, Inc.*^	1,732,823
53,930	TransUnion*^	1,486,850

		3,219,673

Real Estate Investment Trusts (REITs) (0.6%):
23,270	Coresite Realty Corp.^	1,319,874

Real Estate Management & Development (0.5%):
39,130	Marcus & Millichap, Inc.*^	1,140,248

Semiconductors & Semiconductor Equipment (4.7%):
62,100	Cavium, Inc.*^	4,080,591
46,580	Microsemi Corp.*	1,518,042
86,310	Monolithic Power Systems, Inc.^	5,498,810

		11,097,443

Software (19.2%):
17,110	CyberArk Software, Ltd.*^	772,345
34,110	Ellie Mae, Inc.*^	2,054,445
1,570	Globant SA*	58,891
78,170	Globant SA*	2,932,157
89,460	Guidewire Software, Inc.*^	5,381,914
77,090	HubSpot, Inc.*^	4,340,938
21,030	Imperva, Inc.*^	1,331,409
48,250	Manhattan Associates, Inc.*^	3,192,703
43,070	Paycom Software, Inc.*^	1,620,724
98,440	Paylocity Holding Corp.*^	3,991,742
72,100	Proofpoint, Inc.*^	4,687,221
27,070	ServiceNow, Inc.*^	2,343,179
16,120	Tableau Software, Inc., Class A*^	1,518,826
29,200	Tyler Technologies, Inc.*^	5,090,144
29,890	Ultimate Software Group, Inc. (The)*^	5,843,793

		45,160,431

Shares or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail (2.8%):
37,240	Lithia Motors, Inc., Class A^	$3,972,390
57,460	Michaels Cos., Inc. (The)*^	1,270,441
20,340	Monro Muffler Brake, Inc.^	1,346,915

		6,589,746

Textiles, Apparel & Luxury Goods (3.0%):
24,650	Columbia Sportswear Co.^	1,201,934
53,430	G-III Apparel Group, Ltd.*^	2,364,812
81,410	Skechers U.S.A., Inc., Class A*^	2,459,396
34,620	Steven Madden, Ltd.*^	1,046,216

		7,072,358

Thrifts & Mortgage Finance (0.8%):
51,410	Essent Group, Ltd.*^	1,125,365
7,440	LendingTree, Inc.*^	664,243

		1,789,608

Trading Companies & Distributors (1.1%):
29,000	Beacon Roofing Supply, Inc.*	1,194,220
12,640	Watsco, Inc.	1,480,523

		2,674,743

Total Common Stocks (Cost $191,030,197)		231,431,833

Securities Held as Collateral for Securities on Loan (28.3%):
$66,509,445	AZL Oppenheimer Discovery Fund Securities Lending Collateral Account(a)	66,509,445

Total Securities Held as Collateral for Securities on Loan (Cost $66,509,445)		66,509,445

Unaffiliated Investment Company (1.4%):
3,392,802	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,392,802

Total Unaffiliated Investment Company (Cost $3,392,802)		3,392,802

Total Investment Securities (Cost $260,932,444)(c) — 128.0%		301,334,080
Net other assets (liabilities) — (28.0)%		(65,915,604)

Net Assets — 100.0%		$235,418,476

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $64,064,427.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Oppenheimer Discovery Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$260,932,444

Investment securities, at value*	$301,334,080
Interest and dividends receivable	93,223
Receivable for investments sold	1,045,190

Total Assets	302,472,493

Liabilities:
Cash overdraft	53,494
Payable for investments purchased	178,875
Payable for capital shares redeemed	60,061
Payable for collateral received on loaned securities	66,509,445
Manager fees payable	172,622
Administration fees payable	6,236
Distribution fees payable	50,771
Custodian fees payable	9,725
Administrative and compliance services fees payable	828
Trustee fees payable	608
Other accrued liabilities	11,352

Total Liabilities	67,054,017

Net Assets	$235,418,476

Net Assets Consist of:
Capital	$168,696,275
Accumulated net investment income/(loss)	(7,856)
Accumulated net realized gains/(losses) from investment transactions	26,328,421
Net unrealized appreciation/(depreciation) on investments	40,401,636

Net Assets	$235,418,476

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,631,660
Net Asset Value (offering and redemption price per share)	$12.64

*	Includes securities on loan of $64,064,427.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$1,118,672
Interest	17
Income from securities lending	321,836

Total Investment Income	1,440,525

Expenses:
Manager fees	2,326,188
Administration fees	74,042
Distribution fees	684,171
Custodian fees	29,878
Administrative and compliance services fees	4,237
Trustee fees	14,663
Professional fees	14,586
Shareholder reports	14,179
Other expenses	5,871

Total expenses	3,167,815

Net Investment Income/(Loss)	(1,727,290)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	27,543,921
Change in net unrealized appreciation/depreciation on investments	(15,528,680)

Net Realized/Unrealized Gains/(Losses) on Investments	12,015,241

Change in Net Assets Resulting From Operations	$10,287,951

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Oppenheimer Discovery Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$(1,727,290)	$(2,308,158)
Net realized gains/(losses) on investment transactions	27,543,921	34,969,440
Change in unrealized appreciation/depreciation on investments	(15,528,680)	(41,271,956)

Change in net assets resulting from operations	10,287,951	(8,610,674)

Distributions to Shareholders:
From net realized gains	(35,906,196)	(20,524,056)

Change in net assets resulting from distributions to shareholders	(35,906,196)	(20,524,056)

Capital Transactions:
Proceeds from shares issued	10,698,874	23,232,764
Proceeds from dividends reinvested	35,906,196	20,524,056
Value of shares redeemed	(92,990,738)	(57,754,813)

Change in net assets resulting from capital transactions	(46,385,668)	(13,997,993)

Change in net assets	(72,003,913)	(43,132,723)
Net Assets:
Beginning of period	307,422,389	350,555,112

End of period	$235,418,476	$307,422,389

Accumulated net investment income/(loss)	$(7,856)	$—

Share Transactions:
Shares issued	717,938	1,627,249
Dividends reinvested	2,716,051	1,477,614
Shares redeemed	(6,138,888)	(3,978,076)

Change in shares	(2,704,899)	(873,213)

See accompanying notes to the financial statements.

7

AZL Oppenheimer Discovery Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$14.41	$15.78	$10.94		$9.38	$9.92

Investment Activities:
Net Investment Income/(Loss)	(0.09)	(0.11)	(0.10)		(0.01)	(0.04)
Net Realized and Unrealized Gains/(Losses) on Investments	0.50	(0.29)	5.07		1.57	(0.50)

Total from Investment Activities	0.41	(0.40)	4.97		1.56	(0.54)

Dividends to Shareholders From:
Net Realized Gains	(2.18)	(0.97)	(0.13)		—	—	(a)

Total Dividends	(2.18)	(0.97)	(0.13)		—	—	(a)

Net Asset Value, End of Period	$12.64	$14.41	$15.78		$10.94	$9.38

Total Return(b)	2.19%	(2.30)%	45.52%		16.63%	(5.39)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$235,418	$307,422	$350,555		$123,750	$79,768
Net Investment Income/(Loss)	(0.63)%	(0.73)%	(0.86)%		(0.07)%	(0.40)%
Expenses Before Reductions(c)	1.16%	1.16%	1.16%		1.18%	1.19%
Expenses Net of Reductions	1.16%	1.16%	1.16%		1.18%	1.19%
Portfolio Turnover Rate(d)	71%	99%	79	%(e)	161%	145	%(f)

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 128%.

(f)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

8

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Oppenheimer Discovery Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $76.2 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,826 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Oppenheimer Funds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Oppenheimer Discovery Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees

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AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2015

related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,847 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

During the year ended December 31, 2015, the Fund paid approximately $3,186 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$231,431,833	$—	$231,431,833
Securities Held as Collateral for Securities on Loan	—	66,509,445	66,509,445
Unaffiliated Investment Company	3,392,802	—	3,392,802

Total Investment Securities	$234,824,635	$66,509,445	$301,334,080

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

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AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Discovery Fund	$189,026,212	$271,611,054

6. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $261,591,468. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,755,488
Unrealized depreciation	(7,012,876)

Net unrealized appreciation/(depreciation)	$39,742,612

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$—	$35,906,196	$35,906,196

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$1,775,809	$18,748,247	$20,524,056

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Oppenheimer Discovery Fund	$—	$26,979,589	$—	$39,742,612	$66,722,201

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Discovery Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Oppenheimer Discovery Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $35,906,196.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

17

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Pyramis Total Bond Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 23

Other Information Page 24

Approval of Investment Advisory and Subadvisory Agreements Page 25

Information about the Board of Trustees and Officers Page 28

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis Total Bond Fund Review (unaudited)

(formerly AZL® Pyramis Core Bond Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the period ended December 31, 2015, the AZL® Pyramis Total Bond Fund returned -0.89%. That compared to a 0.55% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

After a challenging first half, the fixed-income market finished the 12-month period with a small positive return. Investors anticipated higher interest rates during the period, and the Federal Reserve in December finally moved off its near-zero interest rate stance for the first time since 2009. Investors also reacted negatively to the protracted slowdown in China’s economy, as well as sub-standard economic growth in the United States, Japan and Europe. Finally, economic conditions continued to weaken in Brazil.

Investors favored the steady, though modest, gains in the equity markets during the first half of the period, leading to relatively weak absolute returns among fixed income investments. However, investor concerns about slower economic growth in China and other factors led to a flight to quality during the period’s second half. That benefited the fixed income market to close the year.

The Fund performed well in the first half of the year both on a relative and an absolute basis, benefitting from strong security and sector selection. However, higher risk assets performed poorly during the second half of the period as investors sought out relatively safe areas of the fixed income markets. Treasuries and mortgage securities outperformed riskier assets such as high-yield and investment-grade corporate bonds.*

For the full 12-month period, the Fund benefited in absolute and relative terms from security selection among investment-grade corporate bonds, particularly within the financial sector. A modest exposure to Treasury inflation-protected securities, or Treasury Inflation Protected Securities, dragged on performance in a low-inflation environment. The Fund was also hurt by underweight positions in Treasuries and mortgage securities, and overweight positions in taxable municipal bonds, high-yield bonds and emerging market bonds.*

The Fund held derivatives in the form of futures contracts. The futures had positive impact to the Fund’s performance during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Pyramis Total Bond Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (9/5/12)
AZL® Pyramis Total Bond Fund	-0.89%	0.71%	0.82%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis Total Bond Fund	0.81%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Pyramis Total Bond Fund	$1,000.00	$985.30	$4.05	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Pyramis Total Bond Fund	$1,000.00	$1,021.14	$4.13	0.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Corporate Bonds	35.8%
U.S. Government Agency Mortgages	18.4
Yankee Dollars	15.4
U.S. Treasury Obligations	11.2
Collateralized Mortgage Obligations	8.6
Securities Held as Collateral for Securities on Loan	6.8
Municipal Bonds	5.2
Money Markets	4.8
Asset Backed Securities	3.5

Total Investment Securities	109.7
Net other assets (liabilities)	(9.7)

Net Assets	100.0%

3

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Asset Backed Securities (3.5%):
$1,155,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2012-5, 2.35%, 12/10/18	$1,160,357
900,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2013-3, 3.00%, 7/8/19	910,904
1,750,000	AmeriCredit Automobile Receivables Trust, Class C, Series 2013-4, 2.72%, 9/9/19	1,761,934
1,750,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2013-4, 3.31%, 10/8/19	1,778,678
2,748,689	CFC LLC, Class B, Series 2013-1A, 2.75%, 11/15/18(a)	2,759,004
94,254	Countrywide Asset-Backed Certificates Trust, Class AF5, Series 2004-7, 5.87%, 1/25/35(b)	97,503
213,000	Invitation Homes Trust, Class E, Series 2015-SFR3, 4.10%, 8/17/32(a)(b)	208,961
387,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-2, 2.33%, 11/15/19	388,431
959,000	Santander Drive Auto Receivables Trust, Class B, Series 2014-3, 1.45%, 5/15/19	957,364
963,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 8/17/20	963,661
4,220,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-4, 2.60%, 11/16/20	4,227,095

Total Asset Backed Securities (Cost $15,209,181)		15,213,892

Collateralized Mortgage Obligations (8.6%):
96,699	Banc of America Commercial Mortgage Trust, Class A4, Series 2007-1, 5.45%, 1/15/49	99,190
1,997,379	Banc of America Commercial Mortgage Trust, Class A4, Series 2006-3, 5.89%, 7/10/44(b)	2,007,923
638,000	Banc of America Commercial Mortgage Trust, Class A4, Series 2007-2, 5.62%, 4/10/49(b)	645,639
189,000	CDGJ Commercial Mortgage Trust, Class DPA, Series 2014-BXCH, 3.33%, 12/15/27(a)(b)	185,563
143,973	Citigroup Mortgage Loan Trust, Class A, Series 2012-A, 2.50%, 6/25/51(a)	141,711
88,000	Credit Suisse Mortgage Trust, Class B, Series 2015-TOWN, 2.23%, 3/15/17(a)(b)	87,281
85,000	Credit Suisse Mortgage Trust, Class C, Series 2015-TOWN, 2.58%, 3/15/17(a)(b)	84,243
129,000	Credit Suisse Mortgage Trust, Class D, Series 2015-TOWN, 3.53%, 3/15/17(a)(b)	127,522
581,000	Credit Suisse Mortgage Trust, Class E, Series 2015-TOWN, 4.48%, 3/15/17(a)(b)	574,975
460,000	GAHR Commercial Mortgage Trust, Class BFX, Series 2015-NRF, 3.38%, 12/15/19(a)	459,038
390,000	GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.38%, 12/15/19(a)	380,807
330,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/19(a)	318,169
5,070,000	GE Capital Commercial Mortgage Corp., Class A4, Series 2007-C1, 5.54%, 12/10/49	5,215,149
470,551	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.83%, 7/10/38(b)	472,715
759,559	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.44%, 3/10/39	776,481

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$238,245	GS Mortgage Securities Trust, Class A4, Series 2006-GG8, 5.56%, 11/10/39	$237,836
4,112,000	Hilton USA Trust, Class DFX, Series 2013-HLT, 4.41%, 11/5/30(a)	4,115,041
238,440	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2006-LDP7, 5.91%, 4/15/45(b)	239,204
69,272	JPMorgan Chase Commercial Mortgage Securities Corp., Class A1A, Series 2006-LDP8, 5.40%, 5/15/45	69,966
634,697	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-CB18, 5.44%, 6/12/47	649,930
5,157,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-LD11, 5.77%, 6/15/49(b)	5,259,076
127,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class C, Series 2014-BXH, 1.98%, 4/15/27(a)(b)	125,664
271,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class D, Series 2014-BXH, 2.58%, 4/15/27(a)(b)	267,583
3,831,351	LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 9/15/45(b)	4,020,842
1,390,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-6, 5.48%, 3/12/51(b)	1,425,139
426,344	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-5, 5.38%, 8/12/48	436,431
1,970,000	Morgan Stanley Capital I, Class A4, Series 2007-IQ14, 5.69%, 4/15/49(b)	2,020,482
2,270,749	Morgan Stanley Capital I, Class A4, Series 2007-IQ15, 5.92%, 7/11/17(b)	2,359,014
294,139	Wachovia Bank Commercial Mortgage Trust, Class A1A, Series 2006-C26, 6.01%, 6/15/45(b)	296,286
963,648	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C33, 5.95%, 7/15/17(b)	996,121
1,843,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 4/15/47	1,894,227
322,000	Wachovia Bank Commercial Mortgage Trust, Class A5, Series 2007-C31, 5.50%, 4/15/47	331,012
1,058,000	Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.71%, 6/15/49(b)	1,083,726

Total Collateralized Mortgage Obligations (Cost $39,995,563)		37,403,986

Corporate Bonds (35.8%):
Airlines (0.3%):
1,000,000	American Airlines Group, Inc., 5.50%, 10/1/19^(a)	987,500
132,871	Continental Airlines 1998-1, Class A, Series 981, 6.65%, 9/15/17	135,941

		1,123,441

Automobiles (0.2%):
330,000	General Motors Co., 3.50%, 10/2/18	333,313
453,000	General Motors Co., 6.25%, 10/2/43	478,611

		811,924

Continued

4

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Banks (5.8%):
$3,677,000	Bank of America Corp., 2.60%, 1/15/19	$3,688,983
466,000	Bank of America Corp., 4.20%, 8/26/24	462,355
600,000	Bank of America Corp., Series L, 3.95%, 4/21/25	584,261
397,000	Bank of America Corp., 4.25%, 10/22/26	392,964
534,000	Capital One NA, Series BNKT, 2.95%, 7/23/21	529,195
1,043,000	Citigroup, Inc., 1.80%, 2/5/18	1,039,007
1,200,000	Citigroup, Inc., 2.50%, 9/26/18	1,210,422
1,271,000	Citigroup, Inc., 2.55%, 4/8/19^	1,276,160
730,000	Citigroup, Inc., 4.05%, 7/30/22	746,691
1,000,000	Citigroup, Inc., 4.30%, 11/20/26	995,064
250,000	Discover Bank, 7.00%, 4/15/20	284,646
590,000	Discover Bank, Series BKNT, 3.20%, 8/9/21, Callable 7/9/21 @ 100	585,964
4,000,000	First Tennessee Bank, 2.95%, 12/1/19, Callable 11/1/19 @ 100	3,969,573
400,000	Huntington National Bank (The), 2.20%, 4/1/19, Callable 3/1/19 @ 100	397,937
2,221,000	JPMorgan Chase & Co., 3.88%, 9/10/24	2,209,326
3,682,000	JPMorgan Chase & Co., 4.13%, 12/15/26	3,671,849
1,278,000	Regions Bank, Series BKNT, 7.50%, 5/15/18, MTN	1,420,037
500,000	Regions Bank, 6.45%, 6/26/37	581,851
88,000	Regions Financial Corp., 2.00%, 5/15/18, Callable 4/15/18 @ 100	87,378
800,000	Wells Fargo & Co., 4.10%, 6/3/26	807,515

		24,941,178

Biotechnology (0.1%):
473,000	Abbvie, Inc., 3.60%, 5/14/25, Callable 2/14/25 @ 100	466,820

Building Products (0.2%):
800,000	Building Materials Corp., 5.38%, 11/15/24, Callable 11/15/19 @ 102.39(a)	798,000

Capital Markets (0.8%):
147,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	148,489
524,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	498,400
316,000	BPG Subsidiary, Inc., 3.88%, 8/15/22, Callable 6/15/22 @ 100	314,548
399,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19	398,844
311,000	Lazard Group LLC, 4.25%, 11/14/20	322,126
1,000,000	Liberty Property LP, 4.13%, 6/15/22, Callable 3/15/22 @ 100	1,011,392
184,000	Liberty Property LP, 3.38%, 6/15/23, Callable 3/15/23 @ 100	174,512
523,000	Morgan Stanley, 4.88%, 11/1/22	555,035

		3,423,346

Communications Equipment (0.3%):
1,277,000	Alcatel-Lucent USA, Inc., 6.75%, 11/15/20, Callable 11/15/16 @ 103(a)	1,345,639

Consumer Finance (3.7%):
1,150,000	Ally Financial, Inc., 3.25%, 2/13/18	1,144,250
2,750,000	Ally Financial, Inc., 3.75%, 11/18/19	2,712,188

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$320,000	Capital One Financial Corp., 2.45%, 4/24/19, Callable 3/24/19 @ 100	$320,585
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,069,341
600,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	630,237
533,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18^	528,154
600,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18	600,856
1,100,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19	1,084,386
1,000,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	981,838
751,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	837,467
110,000	General Motors Financial Co., Inc., 2.63%, 7/10/17	110,336
180,000	General Motors Financial Co., Inc., 4.75%, 8/15/17	186,559
242,000	General Motors Financial Co., Inc., 3.00%, 9/25/17	242,826
175,000	General Motors Financial Co., Inc., 3.25%, 5/15/18	175,876
383,000	General Motors Financial Co., Inc., 3.50%, 7/10/19	384,283
2,363,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	2,396,207
200,000	General Motors Financial Co., Inc., 4.25%, 5/15/23^	197,828
161,000	Hyundai Capital America, Inc., 2.88%, 8/9/18(a)	162,693
378,000	Hyundai Capital America, Inc., 2.55%, 2/6/19(a)	375,066
900,000	SLM Corp., 5.50%, 1/15/19	841,500
138,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	137,808
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	509,442
210,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	207,157

		15,836,883

Diversified Financial Services (0.8%):
154,000	Intercontinental Exchange, Inc., 2.75%, 12/1/20, Callable 11/1/20 @ 100	153,962
276,000	Intercontinental Exchange, Inc., 3.75%, 12/1/25, Callable 9/1/25 @ 100	276,759
1,000,000	Level 3 Financing, Inc., 7.00%, 6/1/20, Callable 6/1/16 @ 104	1,044,999
500,000	MSCI, Inc., 5.25%, 11/15/24, Callable 11/15/19 @ 102.65(a)	507,500
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(c)	496,390
985,000	Pemex Proj FDG Master TR, 5.75%, 3/1/18	1,025,385

		3,504,995

Diversified Telecommunication Services (2.6%):
322,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	317,113
820,000	CenturyLink, Inc., Series N, 6.00%, 4/1/17^	848,700
28,000	CenturyLink, Inc., Series R, 5.15%, 6/15/17^	28,770
62,000	CenturyLink, Inc., Series Q, 6.15%, 9/15/19	63,240
2,990,000	Embarq Corp., 8.00%, 6/1/36	3,079,700
3,751,000	Verizon Communications, Inc., 4.50%, 9/15/20	4,030,100
346,000	Verizon Communications, Inc., 6.40%, 9/15/33	394,190

Continued

5

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$500,000	Verizon Communications, Inc., 6.25%, 4/1/37	$561,276
851,000	Verizon Communications, Inc., 6.55%, 9/15/43	1,010,316
930,000	Verizon Communications, Inc., 5.01%, 8/21/54	851,500

		11,184,905

Electric Utilities (2.0%):
56,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	56,118
500,000	Entergy Corp., 4.00%, 7/15/22, Callable 5/15/22 @ 100	510,089
436,000	Exelon Corp., 3.95%, 6/15/25, Callable 3/15/25 @ 100(a)	435,420
679,000	FirstEnergy Corp., Series A, 2.75%, 3/15/18, Callable 2/15/18 @ 100	682,090
1,544,000	FirstEnergy Corp., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	1,570,852
3,602,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	4,387,174
305,000	FirstEnergy Solutions Co., 6.05%, 8/15/21	325,347
763,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	747,740
117,000	NV Energy, Inc., 6.25%, 11/15/20	132,909

		8,847,739

Energy Equipment & Services (0.2%):
234,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100^	227,851
205,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100^	201,384
280,000	Halliburton Co., 5.00%, 11/15/45, Callable 5/15/45 @ 100	276,792

		706,027

Food & Staples Retailing (0.3%):
244,000	CVS Health Corp., 3.50%, 7/20/22, Callable 5/20/22 @ 100	248,284
400,000	CVS Health Corp., 3.88%, 7/20/25, Callable 4/20/25 @ 100	408,232
370,000	Kroger Co. (The), 3.30%, 1/15/21, Callable 12/15/20 @ 100	375,625
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	265,776

		1,297,917

Food Products (0.3%):
130,000	ConAgra Foods, Inc., 1.90%, 1/25/18	129,279
1,000,000	Post Holdings, Inc., 6.75%, 12/1/21, Callable 12/1/17 @ 103(a)	1,020,000

		1,149,279

Health Care Providers & Services (2.2%):
1,000,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44^	948,750
500,000	Express Scripts Holding Co., 4.75%, 11/15/21	536,130
1,600,000	Express Scripts Holding Co., 3.90%, 2/15/22	1,643,491
355,000	HCA, Inc., 3.75%, 3/15/19	357,663
1,900,000	HCA, Inc., 6.50%, 2/15/20	2,070,050
25,000	HCA, Inc., 5.88%, 3/15/22	26,375
20,000	HCA, Inc., 4.75%, 5/1/23	19,800

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$1,400,000	HCA, Inc., 5.38%, 2/1/25	$1,382,500
300,000	McKesson Corp., 2.28%, 3/15/19	298,810
1,900,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,895,250
464,000	UnitedHealth Group, Inc., 3.75%, 7/15/25^	478,326

		9,657,145

Hotels, Restaurants & Leisure (0.2%):
86,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	85,941
227,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100, MTN	226,813
117,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	116,567
184,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	185,121
900,000	Scientific Games International, Inc., Registered Shares, 6.63%, 5/15/21, Callable 5/15/17 @ 105	423,000

		1,037,442

Household Durables (0.4%):
900,000	APX Group, Inc., 6.38%, 12/1/19, Callable 2/8/16 @ 105	861,750
900,000	William Lyon Homes, Inc., 8.50%, 11/15/20, Callable 11/15/16 @ 104	951,750

		1,813,500

Independent Power and Renewable Electricity Producers (0.9%):
900,000	AES Corp., 4.88%, 5/15/23, Callable 3/15/18 @ 102^	787,500
1,000,000	Dynegy, Inc., 7.38%, 11/1/22, Callable 11/1/18 @ 103.69^	870,000
1,400,000	NRG Energy, Inc., 6.25%, 5/1/24, Callable 5/1/19 @ 103^	1,176,280
806,624	NSG Holdings, LLC/NSG Holdings, Inc., 7.75%, 12/15/25(a)	871,154

		3,704,934

Insurance (2.3%):
229,000	ACE, Ltd., 3.35%, 5/3/26, Callable 2/3/26 @ 100	228,298
232,000	ACE, Ltd., 4.35%, 11/3/45, Callable 5/3/45 @ 100	235,743
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	801,768
600,000	Aon plc, 5.00%, 9/30/20	655,764
1,100,000	Five Corners Funding Trust, 4.42%, 11/15/23(a)	1,146,370
700,000	Liberty Mutual Group, Inc., 5.00%, 6/1/21(a)	748,667
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(a)	182,892
978,000	Marsh & McLennan Cos., Inc., 4.80%, 7/15/21, Callable 4/15/21 @ 100	1,064,548
300,000	Northwestern Mutual Life Insurance Co. (The), 6.06%, 3/30/40(a)	360,448
1,077,000	Pacific Life Corp., 6.00%, 2/10/20(a)	1,197,760
500,000	Pacific Life Corp., 9.25%, 6/15/39(a)	726,330
436,000	Pacific Life Corp., 5.13%, 1/30/43(a)	444,221
65,000	Symetra Financial Corp., 6.13%, 4/1/16(a)	65,670

Continued

6

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	$502,013
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(a)	114,227
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(a)	165,561
433,000	Unum Group, 3.88%, 11/5/25	425,991
854,000	Unum Group, 5.75%, 8/15/42	942,143

		10,008,414

Life Sciences Tools & Services (0.0%):
66,000	Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	65,971

Machinery (0.0%):
34,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	34,341

Media (1.6%):
322,000	21st Century Fox, Inc., 6.15%, 2/15/41	361,840
395,000	21st Century Fox, Inc., 7.75%, 12/1/45	514,794
900,000	iHeartCommunications, Inc., 5.50%, 12/15/16^	796,500
800,000	McGraw-Hill Global Education Holdings, LLC, 9.75%, 4/1/21, Callable 4/16/21 @ 107	848,000
716,000	Time Warner Cable, Inc., 8.25%, 4/1/19	822,183
1,000,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100^	1,021,076
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	629,062
155,000	Time Warner Cable, Inc., 6.55%, 5/1/37	156,858
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	303,564
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,505,405
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	62,352
46,000	Viacom, Inc., 2.50%, 9/1/18	45,885

		7,067,519

Metals & Mining (0.2%):
274,000	Alcoa, Inc., 5.13%, 10/1/24, Callable 7/1/24 @ 100^	249,340
1,000,000	JMC Steel Group, 8.25%, 3/15/18, Callable 2/8/16 @ 104.13^(a)	665,620

		914,960

Multiline Retail (0.3%):
1,500,000	J.C. Penney Corp., Inc., 8.13%, 10/1/19^	1,357,500

Multi-Utilities (0.2%):
1,371,000	Dominion Resources, Inc., Series 06-B, 2.90%, 9/30/66, Callable 9/30/66 @ 100(b)	947,054
56,000	PG&E Corp., 2.40%, 3/1/19, Callable 2/1/19 @ 100	55,881
49,000	Puget Energy, Inc., 6.00%, 9/1/21	55,202

		1,058,137

Oil, Gas & Consumable Fuels (2.5%):
800,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102	640,992
1,000,000	Chesapeake Energy Corp., 6.13%, 2/15/21^	282,000
1,000,000	Chesapeake Energy Corp., 5.75%, 3/15/23	290,000

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$88,000	Columbia Pipeline Group, Inc., 2.45%, 6/1/18(a)	$86,039
434,000	Columbia Pipeline Group, Inc., 3.30%, 6/1/20, Callable 5/1/20 @ 100(a)	422,589
132,000	Columbia Pipeline Group, Inc., 4.50%, 6/1/25, Callable 3/1/25 @ 100(a)	119,624
166,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100^	149,383
302,000	DCP Midstream Operating LLC, 2.70%, 4/1/19, Callable 3/1/19 @ 100	244,647
500,000	DCP Midstream Operating LLC, 5.35%, 3/15/20(a)	430,020
1,300,000	DCP Midstream Operating LLC, 4.75%, 9/30/21(a)	1,010,918
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100	123,038
124,000	DCP Midstream Operating LLC, 5.60%, 4/1/44, Callable 10/1/43 @ 100	75,308
1,000,000	El Paso Pipeline Partners LP, 5.00%, 10/1/21, Callable 7/1/21 @ 100	943,883
117,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	103,951
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	94,790
292,000	Enbridge Energy Partners LP, 4.38%, 10/15/20, Callable 9/15/20 @ 100	284,852
1,995,000	Ep Energy LLC, 9.38%, 5/1/20, Callable 5/1/16 @ 105^	1,271,813
5,000	Ep Energy LLC, 7.75%, 9/1/22, Callable 9/1/17 @ 104	2,550
168,000	Kinder Morgan (Delaware), Inc., 2.00%, 12/1/17^	161,867
157,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	145,142
600,000	Marathon Petroleum Corp., 5.13%, 3/1/21	629,751
70,000	MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100^	58,833
2,100,000	Peabody Energy Corp., 6.00%, 11/15/18	388,500
38,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	35,865
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(a)	331,826
180,000	Southwestern Energy Co., 3.30%, 1/23/18	147,600
327,000	Southwestern Energy Co., 4.05%, 1/23/20, Callable 12/23/19 @ 100^	237,075
233,000	Southwestern Energy Co., 4.95%, 1/23/25, Callable 10/23/24 @ 100	146,790
647,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	654,882
299,000	Williams Cos., Inc., 3.70%, 1/15/23, Callable 10/15/22 @ 100	206,538
1,466,000	Williams Cos., Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100	1,018,254
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100^	225,846

		10,965,166

Continued

7

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.0%):
$121,000	Mylan, Inc., 1.35%, 11/29/16^	$119,986
57,000	Zoetis, Inc., 1.88%, 2/1/18	56,238

		176,224

Real Estate Investment Trusts (REITs) (4.8%):
82,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20, Callable 12/15/19 @ 100	80,614
102,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	100,326
500,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	494,246
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	167,125
215,000	BioMed Realty LP, 2.63%, 5/1/19, Callable 4/1/19 @ 100	208,911
500,000	BioMed Realty LP, 4.25%, 7/15/22, Callable 4/15/22 @ 100	496,948
279,000	Brandywine Operating Partners LP, 4.95%, 4/15/18, Callable 3/15/18 @ 100	291,993
357,000	Brandywine Operating Partners LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	347,541
394,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	380,933
394,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	378,270
134,000	Camden Property Trust, 2.95%, 12/15/22	128,591
255,000	Corporate Office Properties Trust, 3.70%, 6/15/21, Callable 4/15/21 @ 100	246,954
224,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	220,138
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,150,889
218,000	DDR Corp., 3.63%, 2/1/25, Callable 11/1/24 @ 100	205,710
173,000	DDR Corp., 4.25%, 2/1/26, Callable 11/1/25 @ 100	168,744
458,000	Digital Delta Holdings LLC, 3.40%, 10/1/20, Callable 9/1/20 @ 100(a)	458,057
329,000	Digital Delta Holdings LLC, 4.75%, 10/1/25, Callable 7/1/25 @ 100(a)	332,255
315,000	Digital Realty Trust LP, 3.95%, 7/1/22	312,795
700,000	Duke Realty Corp., 4.38%, 6/15/22, Callable 3/15/22 @ 100	721,342
256,000	Duke Realty Corp., 3.88%, 10/15/22, Callable 7/15/22 @ 100	257,179
183,000	Duke Realty Corp., 3.63%, 4/15/23, Callable 1/15/23 @ 100	178,803
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	142,002
70,000	Equity Commonwealth, 5.88%, 9/15/20, Callable 3/15/20 @ 100	75,229
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	482,852
1,000,000	Government Properties Income Trust, 3.75%, 8/15/19, Callable 7/5/19 @ 100	1,004,570

Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Investment Trusts (REITs), continued
$500,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100	$477,545
800,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	775,382
143,000	Health Care REIT, Inc., 2.25%, 3/15/18^	142,872
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	521,450
307,000	Health Care REIT, Inc., 4.00%, 6/1/25, Callable 3/1/25 @ 100	301,985
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	134,243
303,000	Mack-Cali Realty LP, 5.80%, 1/15/16	303,294
250,000	Mack-Cali Realty LP, 2.50%, 12/15/17	249,922
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	480,702
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	346,067
113,000	Mid-America Apartments Communities, Inc., 4.00%, 11/15/25, Callable 8/15/25 @ 100^	112,249
1,573,000	Mid-America Apartments LP, 4.30%, 10/15/23, Callable 7/15/23 @ 100	1,611,814
126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	127,251
128,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	124,891
526,000	Omega Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100(a)	536,906
1,628,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,532,902
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	67,843
80,000	PPF Funding, Inc., 5.70%, 4/15/17(a)	82,705
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	69,429
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	98,248
2,200,000	Sabra Healthcare REIT, Inc., 5.50%, 2/1/21, Callable 2/1/17 @ 104	2,271,499
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	160,325
275,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	269,423
111,000	Ventas Realty LP/Capital Corp., 4.00%, 4/30/19, Callable 1/30/19 @ 100	115,391
133,000	Ventas Realty LP/Capital Corp., 3.50%, 2/1/25, Callable 11/1/24 @ 100	127,352
79,000	Ventas Realty LP/Capital Corp., 4.38%, 2/1/45, Callable 8/1/44 @ 100	72,364
151,000	Ventas, Inc., 4.13%, 1/15/26, Callable 10/15/25 @ 100	150,522
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	65,350
545,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 12/1/24 @ 100	521,351

		20,884,294

Continued

8

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Management & Development (0.4%):
$1,625,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 103	$1,633,270

Road & Rail (0.2%):
1,000,000	Hertz Corp., 6.75%, 4/15/19, Callable 2/8/16 @ 103	1,021,500

Technology Hardware, Storage & Peripherals (0.3%):
441,000	Hewlett-Packard Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100(a)	442,012
441,000	Hewlett-Packard Co., 4.90%, 10/15/25, Callable 7/15/25 @ 100(a)	432,451
441,000	Hewlett-Packard Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100(a)	418,660

		1,293,123

Tobacco (0.9%):
212,000	Altria Group, Inc., 4.00%, 1/31/24^	219,629
173,000	Reynolds American, Inc., 3.25%, 6/12/20^	175,820
320,000	Reynolds American, Inc., 4.00%, 6/12/22	332,666
186,000	Reynolds American, Inc., 3.25%, 11/1/22	183,911
704,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	736,265
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	131,498
600,000	Reynolds American, Inc., 7.25%, 6/15/37	734,553
400,000	Reynolds American, Inc., 4.75%, 11/1/42	381,792
923,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/12/45 @ 100	1,026,137

		3,922,271

Trading Companies & Distributors (0.7%):
200,000	Air Lease Corp., 2.13%, 1/15/18	196,500
442,000	Air Lease Corp., 2.63%, 9/4/18, Callable 8/4/18 @ 100	436,900
334,000	Air Lease Corp., 4.75%, 3/1/20	349,865
379,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100^	380,895
471,000	Air Lease Corp., 3.75%, 2/1/22, Callable 12/1/21 @ 100	462,627
1,331,000	Air Lease Corp., 4.25%, 9/15/24, Callable 6/15/24 @ 100	1,304,380

		3,131,167

Total Corporate Bonds (Cost $163,060,302)		155,184,971

Yankee Dollars (15.4%):
Airlines (0.5%):
1,000,000	Air Canada, 6.75%, 10/1/19, Callable 10/1/16 @ 103(a)	1,038,125
1,100,000	Air Canada, 7.75%, 4/15/21(a)	1,144,000

		2,182,125

Banks (1.9%):
42,000	Credit Suisse, NY, 6.00%, 2/15/18	45,135
205,000	HSBC Holdings plc, 4.25%, 3/14/24	205,743
530,000	Rabobank Nederland, 4.38%, 8/4/25	539,038
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(a)	200,574

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	$2,776,179
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23^	485,649
1,659,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	1,786,768
2,212,000	Royal Bank of Scotland Group plc, 5.13%, 5/28/24^	2,241,099

		8,280,185

Capital Markets (0.7%):
470,000	Credit Suisse Group AG, 2.75%, 3/26/20(a)	465,545
670,000	Credit Suisse Group AG, 3.80%, 9/15/22(a)	669,472
470,000	Credit Suisse Group AG, 3.75%, 3/26/25(a)	454,623
979,000	Deutsche Bank AG, 4.50%, 4/1/25	900,591
491,000	UBS Group AG, 4.13%, 9/24/25(a)	490,491

		2,980,722

Commercial Services & Supplies (0.2%):
1,000,000	GardaWorld Security Corp., 7.25%, 11/15/21, Callable 11/15/16 @ 105(a)	860,000

Containers & Packaging (0.2%):
870,487	Ardagh Finance Holdings SA, Registered Shares, 8.63%, 6/15/19, Callable 6/15/16 @ 104(a)	857,969

Diversified Financial Services (2.4%):
365,000	Banco Nacional de Desenvolvimento Economico, 3.38%, 9/26/16(a)	361,350
754,000	Banco Nacional de Desenvolvimento Economico, 6.37%, 6/16/18^(a)	740,805
1,820,000	Banco Nacional de Desenvolvimento Economico, 4.00%, 4/14/19(a)	1,665,300
126,000	Banco Nacional de Desenvolvimento Economico, 6.50%, 6/10/19(a)	123,165
966,000	Banco Nacional de Desenvolvimento Economico, 5.50%, 7/12/20^(a)	895,965
334,000	Banco Nacional de Desenvolvimento Economico, 5.75%, 9/26/23(a)	287,975
462,000	Imperial Tobacco Group plc, 3.75%, 7/21/22, Callable 5/21/22 @ 100(a)	463,849
462,000	Imperial Tobacco Group plc, 4.25%, 7/21/25, Callable 4/21/25 @ 100(a)	468,821
1,000,000	Petrobras International Finance Co., 3.50%, 2/6/17^	935,000
206,000	Petrobras International Finance Co., 5.88%, 3/1/18^	183,340
1,087,000	Petrobras International Finance Co., 5.75%, 1/20/20^	853,295
3,241,000	Petrobras International Finance Co., 5.38%, 1/27/21	2,414,544
1,000,000	Transocean, Inc., 5.05%, 12/15/16	970,000

		10,363,409

Energy Equipment & Services (0.1%):
34,000	Noble Holding International, Ltd., 4.00%, 3/16/18	30,788

Continued

9

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Yankee Dollars, continued
Energy Equipment & Services, continued
$219,000	Noble Holding International, Ltd., 5.95%, 4/1/25, Callable 1/1/25 @ 100^	$151,076
212,000	Noble Holding International, Ltd., 6.95%, 4/1/45, Callable 10/1/44 @ 100	135,655

		317,519

Food Products (0.5%):
2,150,000	JBS Investments GMBH, 7.75%, 10/28/20, Callable 10/28/17 @ 104(a)	2,064,000

Insurance (0.0%):
200,000	AIA Group, Ltd., 2.25%, 3/11/19(a)	198,891

Machinery (0.0%):
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	105,430

Marine (0.1%):
900,000	Navios Maritime Holdings/Finance, 7.38%, 1/15/22, Callable 1/15/17 @ 106(a)	450,000

Media (1.3%):
1,000,000	Altice SA, 9.88%, 12/15/20, Callable 12/15/16 @ 104.94(a)	1,065,000
3,500,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 106(a)	3,158,750
1,000,000	Columbus International, Inc., 7.38%, 3/30/21, Callable 3/30/18 @ 104(a)	990,000
314,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	307,718

		5,521,468

Metals & Mining (0.7%):
200,000	BHP Billiton, Ltd., 6.25%, 10/19/75, Callable 10/19/20 @ 100^(a)(b)	195,750
456,000	BHP Billiton, Ltd., 6.75%, 10/19/75, Callable 10/20/25 @ 100^(a)(b)	440,040
200,000	Codelco, Inc., 4.88%, 11/4/44^(a)	159,798
1,500,000	Codelco, Inc., Registered Shares, 4.88%, 11/4/44(a)	1,198,482
1,000,000	Vale Overseas, Ltd., 6.25%, 1/11/16	999,850

		2,993,920

Oil, Gas & Consumable Fuels (3.1%):
164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	159,511
676,000	Canadian Natural Resources, Ltd., 3.90%, 2/1/25, Callable 11/1/24 @ 100^	589,813
489,000	Cenovus Energy, Inc., 5.70%, 10/15/19	512,482
330,000	Empresa Nacional del Petroleo, 4.38%, 10/30/24(a)	316,820
385,000	Petrobras Global Finance BV, 1.99%, 5/20/16(b)	375,375
1,166,000	Petrobras Global Finance BV, 3.25%, 3/17/17^	1,078,550
1,080,000	Petrobras Global Finance BV, 3.00%, 1/15/19^	820,800
2,613,000	Petrobras Global Finance BV, 4.88%, 3/17/20	1,959,750
234,000	Petrobras Global Finance BV, 4.38%, 5/20/23	154,440
823,000	Petrobras Global Finance BV, 5.63%, 5/20/43	499,973
1,793,000	Petrobras Global Finance BV, 7.25%, 3/17/44^	1,210,275
450,000	Petroleos Mexicanos, 3.50%, 7/18/18	446,522

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$237,000	Petroleos Mexicanos, 8.00%, 5/3/19	$260,906
151,000	Petroleos Mexicanos, 6.00%, 3/5/20	156,889
515,000	Petroleos Mexicanos, 3.50%, 7/23/20^(a)	487,448
285,000	Petroleos Mexicanos, 3.50%, 1/30/23	248,663
1,169,000	Petroleos Mexicanos, 4.88%, 1/18/24	1,090,092
694,000	Petroleos Mexicanos, 4.50%, 1/23/26^(a)	609,679
696,000	Petroleos Mexicanos, 6.50%, 6/2/41	601,692
1,761,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,324,870
673,000	Petroleos Mexicanos, 5.63%, 1/23/46(a)	514,980

		13,419,530

Paper & Forest Products (0.3%):
1,100,000	Sappi, Ltd., 6.63%, 4/15/21(a)	1,111,000

Pharmaceuticals (0.4%):
230,000	Actavis Funding SCS, 2.45%, 6/15/19	227,513
200,000	Perrigo Co. plc, 2.30%, 11/8/18	197,161
200,000	Perrigo Finance plc, 3.50%, 12/15/21, Callable 10/15/21 @ 100	194,398
200,000	Perrigo Finance plc, 3.90%, 12/15/24, Callable 9/15/24 @ 100	192,970
1,210,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(a)	1,079,925

		1,891,967

Sovereign Bonds (2.1%):
900,000	Dominican Republic, 5.50%, 1/27/25(a)	866,250
255,000	Italy Government International Bond, 5.38%, 6/12/17	268,071
4,500,000	Republic of Argentina, 2.14%, 4/17/17(d)	4,617,000
1,500,000	Republic of Belarus, 8.95%, 1/26/18(a)	1,533,420
2,000,000	Republic of Venezuela, 5.75%, 2/26/16^(a)	1,795,000

		9,079,741

Trading Companies & Distributors (0.6%):
900,000	Aercap Ireland Capital, Ltd./ and AerCap Global Aviation Trust, 5.00%, 10/1/21^	927,000
1,450,000	Aercap Ireland Capital, Ltd./ and AerCap Global Aviation Trust, 4.63%, 7/1/22	1,466,313

		2,393,313

Wireless Telecommunication Services (0.4%):
2,100,000	Digicel Group, Ltd., 8.25%, 9/30/20, Callable 9/30/16 @ 104^(a)	1,732,500

Total Yankee Dollars (Cost $73,829,886)		66,803,689

Municipal Bonds (5.2%):
California (1.6%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	14,165
15,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	21,844
2,825,000	California State, Build America Bonds, GO, 7.60%, 11/1/40	4,193,006
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	558,148
1,125,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	1,634,074

Continued

10

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Municipal Bonds, continued
California, continued
$460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	$643,811

		7,065,048

Illinois (3.5%):
125,000	Illinois State, GO, 4.95%, 6/1/23	125,283
5,665,000	Illinois State, GO, 5.10%, 6/1/33	5,357,108
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,120,837
240,000	Illinois State, GO, 4.35%, 6/1/18	245,340
35,000	Illinois State, GO, 4.96%, 3/1/16	35,217
1,340,000	Illinois State, GO, 5.88%, 3/1/19	1,435,756
420,000	Illinois State, GO, 4.00%, 12/1/20	420,105
15,000	Illinois State, GO, 5.37%, 3/1/17	15,557
645,000	Illinois State, GO, 5.67%, 3/1/18	682,958
105,000	Chicago Illinois, Taxable Project, GO, Series B, 5.43%, 1/1/42	89,503
770,000	Chicago Illinois, Taxable Project, GO, Series B, 6.31%, 1/1/44	736,651
80,000	Chicago Illinois, GO, Series B, 5.63%, 1/1/22	78,966
395,000	Chicago Illinois, Taxable Project, GO, Series C1, 7.78%, 1/1/35	432,418
2,500,000	Illinois State Finance Authority Revenue, Series A, 4.55%, 10/1/18	2,546,075
10,000	Illinois State, Build America Bonds, GO, Series 3, 5.55%, 4/1/19	10,557
220,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	236,214
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	328,545
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	443,806

		15,340,896

Total Municipal Bonds (Cost $22,386,493)		22,405,944

U.S. Government Agency Mortgages (18.4%):
Federal Home Loan Mortgage Corporation (4.7%)
569,205	4.00%, 6/1/33, Pool #G30718	609,481
1,183,170	4.00%, 2/1/41, Pool #A96807	1,253,857
150,615	4.50%, 3/1/41, Pool #A97673	162,473
240,775	4.50%, 4/1/41, Pool #A97942	259,712
616,034	5.00%, 6/1/41, Pool #G06596	687,450
85,499	3.50%, 8/1/42, Pool #Q10392	88,120
110,390	3.50%, 8/1/42, Pool #Q10164	113,775
115,117	3.50%, 8/1/42, Pool #Q10047	118,647
106,927	3.50%, 8/1/42, Pool #Q10434	110,206
120,498	3.50%, 9/1/42, Pool #Q11244	124,192
87,656	4.00%, 11/1/42, Pool #Q13121	93,313
73,571	3.50%, 11/1/42, Pool #G07231	75,827
1,002,986	3.50%, 4/1/43, Pool #G07921	1,034,407
813,508	3.50%, 4/1/43, Pool #Q17209	838,415
176,700	4.00%, 5/1/43, Pool #Q18481	188,029
83,893	4.00%, 7/1/43, Pool #Q19597	89,272
919,912	3.00%, 10/1/43, Pool #G08553	920,117
90,999	4.00%, 10/1/43, Pool #Q22499	96,834

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$521,365	4.00%, 11/1/43, Pool #Q23023	$553,996
179,195	4.00%, 1/1/44, Pool #V80950	190,747
3,300,000	3.00%, 1/15/44	3,294,549
99,655	3.50%, 3/1/45, Pool #Q32328	102,803
99,693	3.50%, 3/1/45, Pool #Q31974	102,842
198,443	3.50%, 3/1/45, Pool #Q32008	204,662
62,124	3.00%, 5/1/45, Pool #Q33468	62,089
528,152	3.50%, 5/1/45, Pool #Q33547	544,834
4,407,038	3.00%, 5/1/45, Pool #G08640	4,403,353
63,964	4.00%, 6/1/45, Pool #Q34467	67,871
558,894	3.50%, 6/1/45, Pool #Q34164	576,547
390,252	3.00%, 6/1/45, Pool #Q34156	390,032
86,941	3.50%, 6/1/45, Pool #Q33791	89,687
594,635	3.50%, 6/1/45, Pool #Q34311	613,417
100,980	3.00%, 7/1/45, Pool #Q34759	100,954
131,847	4.00%, 7/1/45, Pool #Q34458	139,899
36,752	3.00%, 7/1/45, Pool #Q34979	36,748
1,397,088	3.50%, 11/1/45, Pool #G08676	1,439,316
600,000	4.00%, 1/15/46	633,832

		20,412,305

Federal National Mortgage Association (10.9%)
232,271	5.00%, 9/1/23, Pool #254908	255,466
91,441	2.50%, 10/1/28, Pool #AU2669	92,827
739,420	2.50%, 8/1/29, Pool #AW0052	747,768
13,708	4.50%, 7/1/33, Pool #729327	14,950
7,172	4.50%, 7/1/33, Pool #720240	7,746
16,794	4.50%, 8/1/33, Pool #727160	18,351
17,729	4.50%, 8/1/33, Pool #729713	19,294
85,950	4.50%, 8/1/33, Pool #729380	93,902
24,239	4.50%, 8/1/33, Pool #726928	26,380
13,192	4.50%, 8/1/33, Pool #723124	14,261
15,373	4.50%, 8/1/33, Pool #727029	16,795
30,775	4.50%, 8/1/33, Pool #726956	33,622
22,655	4.50%, 9/1/33, Pool #734922	24,763
58,050	4.50%, 9/1/33, Pool #727147	63,426
73,610	4.50%, 12/1/33, Pool #AL5321	80,435
89,498	3.50%, 1/1/34, Pool #AS1406	93,529
38,556	3.50%, 1/1/34, Pool #AS1614	40,294
196,647	3.50%, 1/1/34, Pool #AS1612	205,534
263,874	3.50%, 1/1/34, Pool #AS1611	275,825
64,386	6.00%, 10/1/34, Pool #AL2130	73,921
444,935	5.50%, 11/1/34, Pool #725946	500,561
216,185	5.50%, 1/1/35, Pool #735141	243,301
131,716	4.50%, 9/1/35, Pool #AB8198	143,825
110,750	5.50%, 9/1/36, Pool #AD0500	124,547
750,271	6.00%, 1/1/37, Pool #932030	849,171
159,964	6.00%, 3/1/37, Pool #889506	181,033
200,694	6.00%, 1/1/38, Pool #889371	230,191
67,811	6.00%, 3/1/38, Pool #889219	77,714
38,404	6.00%, 7/1/38, Pool #889733	43,788
235,375	4.50%, 3/1/39, Pool #AB0051	257,183
931,843	4.50%, 4/1/39, Pool #AB0043	1,018,360
388,416	5.00%, 6/1/39, Pool #AL7550	428,022
269,680	6.00%, 5/1/40, Pool #AL2129	309,361

Continued

11

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$150,339	4.00%, 12/1/40, Pool #AA4757	$159,498
66,257	4.00%, 12/1/40, Pool #AE7856	70,136
188,142	4.50%, 8/1/41, Pool #AI8715	204,628
724,591	4.00%, 10/1/41, Pool #AL2512	769,192
24,572	6.00%, 1/1/42, Pool #AL2128	27,734
779,647	4.00%, 3/1/42, Pool #AK6740	830,099
139,499	4.00%, 4/1/42, Pool #AK5549	148,181
42,018	4.00%, 4/1/42, Pool #AK6908	44,572
170,607	4.50%, 4/1/42, Pool #AK8453	184,556
228,873	4.50%, 4/1/42, Pool #AO0186	247,632
163,562	4.50%, 6/1/42, Pool #AO6381	176,821
178,741	4.50%, 7/1/42, Pool #AO5544	193,317
786,407	4.00%, 8/1/42, Pool #AP2138	837,332
167,950	3.50%, 9/1/42, Pool #AP4100	173,614
183,571	4.50%, 10/1/42, Pool #AP9743	198,262
392,094	4.00%, 11/1/42, Pool #AL3593	417,796
43,985	3.50%, 12/1/42, Pool #AQ9054	45,483
208,239	3.50%, 1/1/43, Pool #AQ9328	215,277
1,151,006	3.00%, 1/1/43, Pool #AL3181	1,156,178
359,508	3.00%, 2/1/43, Pool #AB7846	361,122
47,079	3.50%, 2/1/43, Pool #AR1797	48,645
445,485	2.50%, 2/1/43, Pool #AB8465	430,564
52,499	3.50%, 3/1/43, Pool #AR7567	54,242
130,382	3.50%, 3/1/43, Pool #AL3409	134,737
53,101	3.50%, 3/1/43, Pool #AR6751	54,863
782,575	3.00%, 5/1/43, Pool #AT2720	784,746
139,439	3.00%, 6/1/43, Pool #AU5339	139,741
335,035	3.00%, 6/1/43, Pool #AR7110	335,734
359,017	3.00%, 6/1/43, Pool #AT5691	359,781
327,672	3.00%, 7/1/43, Pool #AU2555	328,345
256,825	3.50%, 8/1/43, Pool #AL7261	265,580
539,057	3.00%, 9/1/43, Pool #AL5059	541,479
322,708	3.50%, 3/1/44, Pool #AL7377	333,920
646,212	3.00%, 6/1/44, Pool #AL7195	649,115
820,802	5.00%, 11/1/44, Pool #AL7307	904,860
52,269	4.00%, 12/1/44, Pool #AY0045	55,342
64,189	4.00%, 12/1/44, Pool #AW9502	68,064
400,000	4.00%, 1/25/45	423,269
863,480	4.00%, 3/1/45, Pool #AL6541	917,740
145,313	3.50%, 3/1/45, Pool #AY5352	150,204
201,313	3.50%, 5/1/45, Pool #AY9324	208,089
340,908	3.50%, 5/1/45, Pool #AY9408	352,382
249,162	3.50%, 5/1/45, Pool #AY9287	257,548
149,500	3.50%, 5/1/45, Pool #AY9074	154,532
97,413	4.00%, 5/1/45, Pool #AZ1876	103,384
156,400	3.00%, 5/1/45, Pool #AS4972	156,569
149,460	3.50%, 5/1/45, Pool #AZ0727	154,490
219,415	3.50%, 5/1/45, Pool #AZ1192	226,814
500,001	5.00%, 6/1/45, Pool #AZ3448	550,661
1,733,488	3.50%, 6/1/45, Pool #AY5622	1,791,833
271,209	3.50%, 7/1/45, Pool #AZ3198	280,354
885,389	3.50%, 7/1/45, Pool #AZ0814	914,956
898,291	4.00%, 7/1/45, Pool #AZ0833	953,354
492,622	4.00%, 7/1/45, Pool #AZ1783	522,365

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$91,313	4.00%, 7/1/45, Pool #AZ3054	$96,826
295,649	3.50%, 8/1/45, Pool #AY8424	305,525
55,149	3.00%, 8/1/45, Pool #AZ3728	55,209
335,151	3.00%, 8/1/45, Pool #AS5634	335,514
143,474	3.00%, 8/1/45, Pool #AZ8288	143,630
397,807	3.50%, 10/1/45, Pool #AZ9205	410,730
582,833	3.00%, 10/1/45, Pool #AZ9252	583,338
1,286,350	4.00%, 10/1/45, Pool #AL7593	1,367,191
708,688	4.00%, 11/1/45, Pool #AZ8659	750,493
5,000,003	3.50%, 11/1/45, Pool #AZ9524	5,162,483
100,000	3.50%, 12/1/45, Pool #BA5361	103,250
3,400,000	3.50%, 1/25/46	3,507,859
500,000	5.00%, 1/25/46	550,340
6,200,000	4.50%, 1/25/46	6,695,225
574,211	5.00%, 12/31/49, Pool #310165	633,410

		47,376,901

Government National Mortgage Association (2.7%)
19,613	5.00%, 6/15/34, Pool #629493	21,492
405,543	5.50%, 6/15/35, Pool #783800	451,312
18,792	5.00%, 3/15/38, Pool #676766	20,823
13,814	5.00%, 4/15/38, Pool #672672	15,248
45,331	5.00%, 8/15/38, Pool #687818	50,194
379,463	5.00%, 1/15/39, Pool #705997	415,667
404,763	5.00%, 3/15/39, Pool #646746	448,313
3,279	5.00%, 3/15/39, Pool #697946	3,615
561,821	4.00%, 10/15/40, Pool #783143	596,455
1,275,805	4.50%, 3/20/41, Pool #4978	1,389,747
904,504	4.00%, 5/20/41, Pool #5054	968,354
461,154	4.50%, 5/20/41, Pool #005055	502,341
303,188	4.50%, 6/20/41, Pool #005082	330,266
179,038	3.50%, 7/20/42, Pool #MA0220	187,207
70,262	3.50%, 4/20/43, Pool #MA0934	73,451
1,100,051	3.50%, 4/20/43, Pool #783976	1,150,240
666,206	3.00%, 3/20/45, Pool #MA2677	676,146
1,320,305	3.50%, 4/20/45, Pool #MA2754	1,378,387
776,421	3.50%, 6/20/45, Pool #MA2892	810,577
962,095	4.00%, 7/20/45, Pool #MA2962	1,022,780
588,851	3.50%, 8/20/45, Pool #MA3034	614,755
677,313	Class JA, Series 2015-H21, 2.50%, 6/20/65	685,395

		11,812,765

Total U.S. Government Agency Mortgages (Cost $79,655,899)		79,601,971

U.S. Treasury Obligations (11.2%):
U.S. Treasury Bonds (2.2%)
7,474,000	3.00%, 5/15/45	7,439,844
2,280,000	2.88%, 8/15/45	2,214,361

		9,654,205

U.S. Treasury Inflation Index Bonds (3.0%)
2,238,000	0.25%, 1/15/25	2,145,018
4,930,000	1.38%, 2/15/44	5,120,205
6,447,000	0.75%, 2/15/45	5,678,768

		12,943,991

Continued

12

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes (6.0%)
$18,880,000	0.88%, 11/30/17	$18,825,417
3,380,000	2.00%, 11/30/22	3,361,515
3,687,000	2.13%, 5/15/25	3,638,896
300,000	2.00%, 8/15/25	292,512

		26,118,340

Total U.S. Treasury Obligations (Cost $50,222,046)		48,716,536

Securities Held as Collateral for Securities on Loan (6.8%):
29,276,249	AZL Pyramis Total Bond Fund Securities Lending Collateral Account(e)	29,276,249

Total Securities Held as Collateral for Securities on Loan (Cost $29,276,249)		29,276,249

Shares		Fair Value
Unaffiliated Investment Company (4.8%):
20,798,491	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	$20,798,491

Total Unaffiliated Investment Company (Cost $20,798,491)		20,798,491

Total Investment Securities (Cost $494,434,110)(f) — 109.7%		475,405,729
Net other assets (liabilities) — (9.7)%		(42,200,644)

Net Assets — 100.0%		$433,205,085

Percentages indicated are based on net assets as of December 31, 2015.

GO—General Obligation

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $28,108,881.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.11% of the net assets of the fund.

(d)	The rate represents the effective yield at December 31, 2015.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Argentina	1.0%
Australia	0.1%
Austria	0.7%
Barbados	0.2%
Belarus	0.3%
Bermuda	0.4%
Brazil	0.9%
Canada	1.2%
Cayman Islands	1.4%
Chile	0.4%
Dominican Republic	0.2%
Germany	0.2%
Guernsey	0.3%

Country	Percentage
Hong Kong	—	%NM
Ireland	0.6%
Italy	0.1%
Jersey	0.1%
Luxembourg	1.1%
Marshall Islands	0.1%
Mexico	1.2%
Netherlands	1.4%
Switzerland	—	%NM
United Kingdom	1.8%
United States	85.9%
Venezuela	0.4%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

13

AZL Pyramis Total Bond Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$494,434,110

Investment securities, at value*	$475,405,729
Cash	11,313
Interest and dividends receivable	3,667,976
Receivable for capital shares issued	1,793
Receivable for investments sold	3,227,434

Total Assets	482,314,245

Liabilities:
Payable for investments purchased	19,518,423
Payable for capital shares redeemed	1,000
Payable for collateral received on loaned securities	29,276,249
Manager fees payable	185,087
Administration fees payable	17,340
Distribution fees payable	92,543
Custodian fees payable	5,702
Administrative and compliance services fees payable	1,458
Trustee fees payable	1,072
Other accrued liabilities	10,286

Total Liabilities	49,109,160

Net Assets	$433,205,085

Net Assets Consist of:
Capital	$438,140,061
Accumulated net investment income/(loss)	13,963,415
Accumulated net realized gains/(losses) from investment transactions	129,990
Net unrealized appreciation/(depreciation) on investments	(19,028,381)

Net Assets	$433,205,085

Shares of beneficial interest (unlimited number of shares authorized, no par value)	43,981,509
Net Asset Value (offering and redemption price per share)	$9.85

*	Includes securities on loan of $28,108,881.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$17,004,357
Dividends	37,436
Income from securities lending	108,419

Total Investment Income	17,150,212

Expenses:
Manager fees	2,290,423
Administration fees	200,213
Distribution fees	1,145,212
Custodian fees	18,750
Administrative and compliance services fees	7,170
Trustee fees	24,994
Professional fees	25,583
Shareholder reports	8,939
Dividends on securities sold short	13,708
Other expenses	9,745

Total expenses	3,744,737

Net Investment Income/(Loss)	13,405,475

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,608,642
Net realized gains/(losses) on securities transactions held short	(25,188)
Net realized gains/(losses) on futures contracts	128,325
Change in net unrealized appreciation/depreciation on investments	(19,116,703)

Net Realized/Unrealized Gains/(Losses) on Investments	(17,404,924)

Change in Net Assets Resulting From Operations	$(3,999,449)

See accompanying notes to the financial statements.

14

Statements of Changes in Net Assets

	AZL Pyramis Total Bond Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$13,405,475	$8,372,032
Net realized gains/(losses) on investment transactions	1,711,779	6,219,355
Change in unrealized appreciation/depreciation on investments	(19,116,703)	5,528,827

Change in net assets resulting from operations	(3,999,449)	20,120,214

Distributions to Shareholders:
From net investment income	(8,819,612)	(6,291,393)

Change in net assets resulting from distributions to shareholders	(8,819,612)	(6,291,393)

Capital Transactions:
Proceeds from shares issued	30,825,237	116,507,125
Proceeds from dividends reinvested	8,819,612	6,291,393
Value of shares redeemed	(50,907,371)	(49,963,875)

Change in net assets resulting from capital transactions	(11,262,522)	72,834,643

Change in net assets	(24,081,583)	86,663,464
Net Assets:
Beginning of period	457,286,668	370,623,204

End of period	$433,205,085	$457,286,668

Accumulated net investment income/(loss)	$13,963,415	$8,816,214

Share Transactions:
Shares issued	3,014,168	11,531,535
Dividends reinvested	883,729	627,884
Shares redeemed	(5,007,809)	(4,953,034)

Change in shares	(1,109,912)	7,206,385

See accompanying notes to the financial statements.

15

AZL Pyramis Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	September 5, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.14	$9.78	$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.31	0.18	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.40)	0.34	(0.34)	0.04

Total from Investment Activities	(0.09)	0.52	(0.22)	0.06

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.16)	(0.04)	—
Net Realized Gains	—	—	(0.02)	—

Total Dividends	(0.20)	(0.16)	(0.06)	—

Net Asset Value, End of Period	$9.85	$10.14	$9.78	$10.06

Total Return(b)	(0.89)%	5.37%	(2.20)%	0.60	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$433,205	$457,287	$370,623	$357,699
Net Investment Income/(Loss)(d)	2.93%	2.11%	1.24%	0.78%
Expenses Before Reductions(d)(e)	0.82%	0.81%	0.81%	0.80%
Expenses Net of Reductions(d)	0.82%	0.81%	0.81%	0.80%
Portfolio Turnover Rate(f)	123%	421%	488%	303	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for the periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

16

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Total Bond Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

17

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $32.4 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $10,746 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Fund had no futures contracts outstanding as of December 31, 2015. The monthly average notional amount for these contracts was $0.9 million for the period ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$128,325	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement

18

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015

of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis Total Bond Fund	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,623 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing

19

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015

price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities	$—	$15,213,892	$15,213,892
Collateralized Mortgage Obligations	—	37,403,986	37,403,986
Corporate Bonds+	—	155,184,971	155,184,971
Municipal Bonds	—	22,405,944	22,405,944
Securities Held as Collateral for Securities on Loan	—	29,276,249	29,276,249
U.S. Government Agency Mortgages	—	79,601,971	79,601,971
U.S. Treasury Obligations	—	48,716,536	48,716,536
Yankee Dollars+	—	66,803,689	66,803,689
Unaffiliated Investment Company	20,798,491	—	20,798,491

Total Investment Securities	$20,798,491	$454,607,238	$475,405,729

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Total Bond Fund	$540,596,170	$555,243,988

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis Total Bond Fund	$466,975,652	$449,833,933

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Peachtree Funding Trust, 3.98%, 2/15/25	3/10/15	$5,000,000	$500,000	$496,390	0.11%

(a)	Acquisition date represents the initial purchase date of the security.

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AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015 (Unaudited)

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $494,595,201. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,268,096
Unrealized depreciation	(21,457,568)

Net unrealized appreciation/(depreciation)	$(19,189,472)

During the year ended December 31, 2015, the Fund utilized $1,015,071 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term CapitalGains	Total Distributions(a)
AZL Pyramis Total Bond Fund	$8,819,612	$—	$8,819,612

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term CapitalGains	Total Distributions(a)
AZL Pyramis Total Bond Fund	$6,291,393	$—	$6,291,393

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Total Bond Fund	$13,963,416	$291,080	$—	$(19,189,472)	$(4,934,976)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

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AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2015

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Total Bond Fund (formerly, AZL Pyramis Core Bond Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Pyramis Total Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

25

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

26

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 15

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Russell 1000 Growth Index Fund returned 4.86%. That compared to a 5.67% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of growth stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.*

U.S. equities started the year on a down note, in large part due to lower oil prices and the negative impact of a strong U.S. dollar on large, global exporters. Increased merger and acquisition activity and strong earnings by cyclical technology companies helped stocks rebound in February. Equity markets lost some of that momentum in March amid softening U.S. economic data. Investors shifted their focus to overseas opportunities as U.S. profit margins reached near-record highs and U.S. earnings growth weakened.

The second quarter was positive for U.S. stocks as mixed economic data paradoxically helped push equities prices higher. Increased merger and acquisition activity and record-level share buybacks also helped equities gain momentum.

That momentum carried into the first part of the third quarter thanks to strong manufacturing and construction data, and continued merger and acquisition activity. But volatility and uncertainty soon took over. Investor concerns spiked over new developments in the Greek debt crisis, a slide in oil prices and a dramatic sell-off in Chinese equities. The volatility peaked in late August at levels not seen since 2009. The market turmoil and overall uncertainty in global financial markets led the Federal Reserve to delay its much-anticipated interest rate increase. U.S. equities ended the quarter with their worst quarterly performance in more than three years.

Healthy earnings and merger and acquisition activity helped drive a strong rebound in domestic equities in October. But the gains were tempered in November and December by plunging oil prices, increasing concerns about Chinese growth and geopolitical risks, namely the Paris terror attacks and a downed Russian plane. U.S. equities posted a loss for the month of December, although they managed to preserve slight gains for the full year.

In general, growth stocks outperformed value stocks for the period. From a sector perspective, consumer staples and consumer discretionary stocks generated the strongest returns in the Index. While most of the sectors contributed positive performance, energy was hard hit due to falling oil prices in 2015.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures contributed positively to the Fund’s performance during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (4/30/10)
AZL® Russell 1000 Growth Index Fund	4.86%	15.95%	12.69%	12.89%
Russell 1000® Growth Index	5.67%	16.83%	13.53%	13.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund	0.78%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,013.10	$3.96	0.78%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,021.27	$3.97	0.78%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	27.4%
Consumer Discretionary	20.9
Health Care	16.8
Consumer Staples	11.2
Industrials	10.6
Financials	5.6
Materials	3.4
Telecommunication Services	2.1
Energy	0.5
Utilities	— ^

Total Common Stocks	98.5
Securities Held as Collateral for Securities on Loan	12.0
Money Market	1.3

Total Investment Securities	111.8
Net other assets (liabilities)	(11.8)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.5%):
Aerospace & Defense (2.9%):
1,006	BE Aerospace, Inc.	$42,624
6,552	Boeing Co. (The)	947,354
207	BWX Technologies, Inc.	6,576
846	General Dynamics Corp.	116,207
921	Hexcel Corp.^	42,780
7,406	Honeywell International, Inc.	767,039
461	Huntington Ingalls Industries, Inc.	58,478
1,846	Lockheed Martin Corp.	400,859
559	Northrop Grumman Corp.	105,545
251	Precision Castparts Corp.	58,235
1,254	Rockwell Collins, Inc.^	115,744
1,239	Spirit AeroSystems Holdings, Inc., Class A*^	62,037
587	Textron, Inc.	24,660
505	TransDigm Group, Inc.*	115,367
776	United Technologies Corp.	74,550

		2,938,055

Air Freight & Logistics (0.9%):
1,382	C.H. Robinson Worldwide, Inc.	85,712
1,813	Expeditors International of Washington, Inc.^	81,766
974	FedEx Corp.	145,116
6,647	United Parcel Service, Inc., Class B	639,641

		952,235

Airlines (1.3%):
1,229	Alaska Air Group, Inc.^	98,947
5,980	American Airlines Group, Inc.	253,253
7,734	Delta Air Lines, Inc.	392,035
1,089	JetBlue Airways Corp.*^	24,666
6,332	Southwest Airlines Co.	272,656
690	Spirit Airlines, Inc.*^	27,497
3,619	United Continental Holdings, Inc.*	207,369

		1,276,423

Auto Components (0.5%):
2,144	BorgWarner, Inc.	92,684
2,736	Delphi Automotive plc	234,557
1,363	Gentex Corp.^	21,822
1,359	Johnson Controls, Inc.	53,667
558	Lear Corp.	68,539
383	Visteon Corp.*	43,854

		515,123

Automobiles (0.3%):
1,079	Harley-Davidson, Inc.^	48,976
924	Tesla Motors, Inc.*^	221,769
433	Thor Industries, Inc.	24,313

		295,058

Banks (0.1%):
441	Signature Bank*	67,636
305	SVB Financial Group*	36,265

		103,901

Beverages (3.8%):
237	Brown-Forman Corp., Class A^	26,096
1,030	Brown-Forman Corp., Class B^	102,258
37,148	Coca-Cola Co. (The)	1,595,879

Shares		Fair Value
Common Stocks, continued
Beverages, continued
2,208	Coca-Cola Enterprises, Inc.	$108,722
1,550	Constellation Brands, Inc., Class A	220,782
1,817	Dr Pepper Snapple Group, Inc.	169,344
1,418	Monster Beverage Corp.*	211,225
13,984	PepsiCo, Inc.	1,397,281

		3,831,587

Biotechnology (6.9%):
15,693	AbbVie, Inc.	929,653
242	Agios Pharmaceuticals, Inc.*^	15,711
2,045	Alexion Pharmaceuticals, Inc.*	390,084
1,166	Alkermes plc*	92,557
575	Alnylam Pharmaceuticals, Inc.*^	54,131
7,203	Amgen, Inc.	1,169,263
3,275	Baxalta, Inc.	127,823
2,113	Biogen Idec, Inc.*	647,318
1,519	BioMarin Pharmaceutical, Inc.*	159,130
339	Bluebird Bio, Inc.*^	21,771
7,514	Celgene Corp.*	899,877
13,923	Gilead Sciences, Inc.	1,408,868
1,483	Incyte Corp.*^	160,831
151	Intercept Pharmaceuticals, Inc.*^	22,552
431	Intrexon Corp.^	12,995
1,135	Ionis Pharmaceuticals, Inc.*^	70,291
116	Juno Therapeutics, Inc.*	5,101
1,492	Medivation, Inc.*	72,123
2,868	OPKO Health, Inc.*^	28,823
232	Puma Biotechnology, Inc.*^	18,189
744	Regeneron Pharmaceuticals, Inc.*^	403,895
1,000	Seattle Genetics, Inc.*^	44,880
438	United Therapeutics Corp.*	68,595
2,310	Vertex Pharmaceuticals, Inc.*	290,667

		7,115,128

Building Products (0.3%):
704	A.O. Smith Corp.	53,933
909	Allegion plc	59,921
239	Armstrong World Industries, Inc.*	10,929
518	Fortune Brands Home & Security, Inc.	28,749
384	Lennox International, Inc.	47,962
3,303	Masco Corp.	93,475
876	USG Corp.*^	21,278

		316,247

Capital Markets (1.2%):
519	Affiliated Managers Group, Inc.*	82,915
1,432	Ameriprise Financial, Inc.	152,393
345	Artisan Partners Asset Management, Inc.^	12,441
1,148	Bank of New York Mellon Corp. (The)	47,321
378	BlackRock, Inc., Class A^+	128,717
7,674	Charles Schwab Corp. (The)	252,705
1,106	Eaton Vance Corp.^	35,868
879	Federated Investors, Inc., Class B	25,183
49	Interactive Brokers Group, Inc., Class A^	2,136
496	Invesco, Ltd.	16,606
1,194	Lazard, Ltd., Class A	53,742

Continued

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
310	Legg Mason, Inc.^	$12,161
777	LPL Financial Holdings, Inc.^	33,139
1,823	NorthStar Asset Management Group, Inc.	22,131
1,320	SEI Investments Co.	69,168
2,469	T. Rowe Price Group, Inc.^	176,509
2,156	TD Ameritrade Holding Corp.	74,835
743	Waddell & Reed Financial, Inc., Class A	21,294

		1,219,264

Chemicals (2.8%):
1,675	Air Products & Chemicals, Inc.	217,934
138	Airgas, Inc.	19,088
63	Ashland, Inc.	6,470
945	Axalta Coating Systems, Ltd.*	25,184
106	Celanese Corp., Series A	7,137
2,230	CF Industries Holdings, Inc.	91,006
811	Chemours Co. (The)^	4,347
1,431	Dow Chemical Co. (The)	73,668
3,962	E.I. du Pont de Nemours & Co.	263,869
346	Eastman Chemical Co.	23,358
2,502	Ecolab, Inc.	286,179
916	FMC Corp.^	35,843
1,207	Huntsman Corp.^	13,724
767	International Flavor & Fragrances, Inc.^	91,764
3,468	LyondellBasell Industries NV, Class A	301,369
4,174	Monsanto Co.	411,223
81	NewMarket Corp.^	30,839
191	Platform Speciality Products Corp.*^	2,451
2,576	PPG Industries, Inc.	254,560
2,276	Praxair, Inc.	233,062
1,263	RPM International, Inc.	55,648
375	Scotts Miracle-Gro Co. (The)	24,191
768	Sherwin Williams Co.	199,373
770	Valspar Corp. (The)	63,872
690	W.R. Grace & Co.*^	68,717

		2,804,876

Commercial Services & Supplies (0.4%):
904	Cintas Corp.	82,309
364	Clean Harbors, Inc.*^	15,161
1,199	Copart, Inc.*	45,574
1,059	Covanta Holding Corp.^	16,404
462	KAR Auction Services, Inc.	17,108
758	Pitney Bowes, Inc.	15,653
1,002	R.R. Donnelley & Sons Co.^	14,749
896	Rollins, Inc.	23,206
806	Stericycle, Inc.*^	97,204
3,487	Tyco International plc	111,200
373	Waste Management, Inc.^	19,907

		458,475

Communications Equipment (0.5%):
314	Arista Networks, Inc.*^	24,442
653	Arris Group, Inc.*^	19,962
453	CommScope Holding Co., Inc.*	11,728
682	F5 Networks, Inc.*	66,127

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
192	Harris Corp.	$16,685
678	Juniper Networks, Inc.	18,713
1,675	Motorola Solutions, Inc.	114,654
688	Palo Alto Networks, Inc.*	121,183
2,166	QUALCOMM, Inc.	108,268

		501,762

Construction & Engineering (0.0%):
193	Aecom Technology Corp.*	5,796
393	Quanta Services, Inc.*	7,958

		13,754

Construction Materials (0.1%):
471	Eagle Materials, Inc.	28,463
92	Martin Marietta Materials, Inc.^	12,565
169	Vulcan Materials Co.	16,050

		57,078

Consumer Finance (0.2%):
346	Ally Financial, Inc.*	6,449
1,589	American Express Co.	110,516
78	Credit Acceptance Corp.*^	16,694
648	LendingClub Corp.*^	7,160
28	Santander Consumer USA Holdings, Inc.*	444
3,693	SLM Corp.*	24,078

		165,341

Containers & Packaging (0.5%):
113	AptarGroup, Inc.^	8,209
802	Avery Dennison Corp.^	50,253
1,306	Ball Corp.	94,986
104	Bemis Co., Inc.	4,648
575	Crown Holdings, Inc.*	29,153
1,770	Graphic Packaging Holding Co.	22,709
3,789	International Paper Co.	142,846
99	Owens-Illinois, Inc.*^	1,725
928	Packaging Corp. of America	58,510
1,992	Sealed Air Corp.^	88,843
385	Silgan Holdings, Inc.^	20,682
236	WestRock Co.	10,766

		533,330

Distributors (0.2%):
1,340	Genuine Parts Co.	115,092
2,882	LKQ Corp.*	85,394

		200,486

Diversified Consumer Services (0.2%):
2,092	H&R Block, Inc.	69,684
1,915	Service Corp. International^	49,828
969	ServiceMaster Global Holdings, Inc.*	38,024

		157,536

Diversified Financial Services (0.9%):
1,146	Berkshire Hathaway, Inc., Class B*	151,318
791	CBOE Holdings, Inc.^	51,336
392	FactSet Research Systems, Inc.	63,727
376	IntercontinentalExchange, Inc.	96,354
428	Leucadia National Corp.	7,443

Continued

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
2,593	McGraw-Hill Cos., Inc. (The)	$255,617
1,682	Moody’s Corp.^	168,772
182	Morningstar, Inc.	14,635
1,066	MSCI, Inc., Class A	76,891

		886,093

Diversified Telecommunication Services (2.0%):
8,474	AT&T, Inc.	291,590
334	Level 3 Communications, Inc.*	18,156
35,856	Verizon Communications, Inc.	1,657,265
1,163	Zayo Group Holdings, Inc.*^	30,924

		1,997,935

Electric Utilities (0.0%):
524	ITC Holdings Corp.	20,567

Electrical Equipment (0.6%):
412	Acuity Brands, Inc.	96,326
2,289	AMETEK, Inc.	122,668
103	Babcock & Wilcox Enterprises, Inc.*	2,150
4,363	Emerson Electric Co.	208,681
75	Hubbell, Inc.*	7,578
24	Regal-Beloit Corp.	1,404
1,275	Rockwell Automation, Inc.^	130,828
555	Solarcity Corp.*	28,316

		597,951

Electronic Equipment, Instruments & Components (0.4%):
2,927	Amphenol Corp., Class A^	152,876
1,249	CDW Corp.	52,508
823	Cognex Corp.	27,793
269	Fitbit, Inc., Class A*	7,960
823	FLIR Systems, Inc.	23,102
85	Ingram Micro, Inc., Class A	2,582
323	IPG Photonics Corp.*^	28,799
350	Jabil Circuit, Inc.^	8,152
1,345	Keysight Technologies, Inc.*	38,104
240	National Instruments Corp.	6,886
134	Trimble Navigation, Ltd.*	2,874
491	Zebra Technologies Corp., Class A*	34,198

		385,834

Energy Equipment & Services (0.1%):
1,425	FMC Technologies, Inc.*	41,339
168	Oceaneering International, Inc.^	6,303
70	RPC, Inc.^	837
1,456	Schlumberger, Ltd.	101,556

		150,035

Food & Staples Retailing (2.4%):
4,169	Costco Wholesale Corp.	673,293
9,909	CVS Health Corp.	968,802
9,288	Kroger Co. (The)	388,517
5,565	Rite AID Corp.*	43,630
1,445	Sprouts Farmers Market, Inc.*^	38,423
1,755	Sysco Corp.	71,955
1,230	Walgreens Boots Alliance, Inc.	104,741
3,110	Whole Foods Market, Inc.	104,185

		2,393,546

Shares		Fair Value
Common Stocks, continued
Food Products (1.7%):
238	Blue Buffalo Pet Products, Inc.*^	$4,453
972	Campbell Soup Co.^	51,079
540	ConAgra Foods, Inc.	22,766
1,454	Flowers Foods, Inc.^	31,246
5,648	General Mills, Inc.^	325,664
972	Hain Celestial Group, Inc.*^	39,259
1,381	Hershey Co.^	123,282
1,268	Hormel Foods Corp.^	100,273
86	Ingredion, Inc.	8,242
2,130	Kellogg Co.	153,935
1,225	Keurig Green Mountain, Inc.	110,226
5,608	Kraft Heinz Co. (The)	408,038
1,211	McCormick & Co.	103,613
1,919	Mead Johnson Nutrition Co.^	151,505
53	Pilgrim’s Pride Corp.^	1,171
137	Tyson Foods, Inc., Class A	7,306
1,659	WhiteWave Foods Co., Class A*^	64,552

		1,706,610

Health Care Equipment & Supplies (1.7%):
511	Alere, Inc.*	19,975
769	Align Technology, Inc.*^	50,639
3,275	Baxter International, Inc.	124,941
1,984	Becton, Dickinson & Co.^	305,715
957	Boston Scientific Corp.*	17,647
704	C.R. Bard, Inc.	133,366
312	Cooper Cos., Inc. (The)	41,870
328	DENTSPLY International, Inc.	19,959
752	Dexcom, Inc.*	61,589
2,038	Edwards Lifesciences Corp.*	160,961
487	Hill-Rom Holdings, Inc.	23,405
2,330	Hologic, Inc.*	90,148
883	IDEXX Laboratories, Inc.*^	64,388
350	Intuitive Surgical, Inc.*	191,156
1,336	ResMed, Inc.^	71,730
527	Sirona Dental Systems, Inc.*	57,743
1,503	St. Jude Medical, Inc.	92,840
1,623	Stryker Corp.	150,842
946	Varian Medical Systems, Inc.*^	76,437
103	Zimmer Holdings, Inc.	10,567

		1,765,918

Health Care Providers & Services (3.6%):
488	Acadia Healthcare Co., Inc.*^	30,480
814	Aetna, Inc.^	88,010
1,950	AmerisourceBergen Corp.	202,235
497	Anthem, Inc.	69,302
386	Brookdale Senior Living, Inc.*	7,126
2,834	Cardinal Health, Inc.	252,991
1,127	Centene Corp.*	74,168
2,439	CIGNA Corp.	356,899
480	DaVita, Inc.*	33,461
1,759	Envision Healthcare Holdings, Inc.*	45,681
5,381	Express Scripts Holding Co.*	470,352
231	HCA Holdings, Inc.*	15,623
124	Health Net, Inc.*	8,489

Continued

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
793	Henry Schein, Inc.*^	$125,445
1,314	Humana, Inc.	234,562
314	Laboratory Corp. of America Holdings*	38,823
43	LifePoint Hospitals, Inc.*	3,156
2,194	McKesson, Inc.	432,722
510	MEDNAX, Inc.*	36,547
436	Patterson Cos., Inc.^	19,712
365	Premier, Inc., Class A*	12,874
940	Tenet Healthcare Corp.*^	28,482
8,567	UnitedHealth Group, Inc.	1,007,821
153	Universal Health Services, Inc., Class B	18,282
733	VCA Antech, Inc.*	40,315

		3,653,558

Health Care Technology (0.3%):
546	Allscripts Healthcare Solutions, Inc.*	8,397
365	athenahealth, Inc.*^	58,754
2,839	Cerner Corp.*	170,822
1,263	IMS Health Holdings, Inc.*	32,169
246	Inovalon Holdings, Inc., Class A*^	4,182
650	Veeva Systems, Inc., Class A*^	18,753

		293,077

Hotels, Restaurants & Leisure (3.3%):
1,676	Aramark Holdings Corp.	54,051
575	Brinker International, Inc.^	27,571
295	Chipotle Mexican Grill, Inc.*^	141,556
325	Choice Hotels International, Inc.^	16,383
229	Darden Restaurants, Inc.	14,574
523	Domino’s Pizza, Inc.	58,184
919	Dunkin’ Brands Group, Inc.	39,140
580	Extended Stay America, Inc.	9,222
4,921	Hilton Worldwide Holdings, Inc.	105,309
615	International Game Technology plc	9,951
3,464	Las Vegas Sands Corp.^	151,862
1,858	Marriott International, Inc., Class A^	124,560
9,081	McDonald’s Corp.	1,072,830
279	MGM Resorts International*^	6,339
1,144	Norwegian Cruise Line Holdings, Ltd.*	67,038
240	Panera Bread Co., Class A*^	46,747
686	Six Flags Entertainment Corp.^	37,689
14,215	Starbucks Corp.	853,326
1,619	Starwood Hotels & Resorts Worldwide, Inc.	112,164
1,138	Wyndham Worldwide Corp.^	82,676
682	Wynn Resorts, Ltd.^	47,188
4,097	Yum! Brands, Inc.	299,286

		3,377,646

Household Durables (0.6%):
1,281	D.R. Horton, Inc.^	41,030
846	GoPro, Inc., Class A*	15,236
675	Harman International Industries, Inc.	63,592
2,000	Jarden Corp.*^	114,241
1,306	Leggett & Platt, Inc.^	54,878
642	Lennar Corp., Class A^	31,400
37	Lennar Corp., Class B	1,487

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
411	Mohawk Industries, Inc.*	$77,840
1,283	Newell Rubbermaid, Inc.^	56,555
39	NVR, Inc.*	64,077
572	Tempur-Pedic International, Inc.*	40,303
568	Toll Brothers, Inc.*	18,914
373	TopBuild Corp.*	11,477
440	Tupperware Brands Corp.^	24,486
58	Whirlpool Corp.	8,518

		624,034

Household Products (1.1%):
1,240	Church & Dwight Co., Inc.	105,251
986	Clorox Co. (The)	125,054
7,516	Colgate-Palmolive Co.^	500,716
2,736	Kimberly-Clark Corp.	348,293
235	Spectrum Brands Holdings, Inc.^	23,923

		1,103,237

Independent Power and Renewable Electricity Producers (0.0%):
419	Calpine Corp.*	6,063

Industrial Conglomerates (1.1%):
6,010	3M Co., Class B	905,347
138	Carlisle Cos., Inc.	12,239
1,091	Danaher Corp.	101,332
365	Roper Industries, Inc.	69,273

		1,088,191

Insurance (0.5%):
21	AmTrust Financial Services^	1,293
2,671	Aon plc	246,293
883	Arthur J. Gallagher & Co.	36,150
230	Erie Indemnity Co., Class A^	21,997
14	Markel Corp.*^	12,367
3,047	Marsh & McLennan Cos., Inc.	168,956

		487,056

Internet & Catalog Retail (3.8%):
3,612	Amazon.com, Inc.*	2,441,314
996	Expedia, Inc.^	123,818
4,588	Groupon, Inc.*^	14,085
1,908	Liberty Media Corp. — Interactive, Class A*	52,127
1,352	Liberty Ventures, Inc., Series A*	60,989
4,021	Netflix, Inc.*^	459,922
492	Priceline Group, Inc. (The)*	627,275
1,063	TripAdvisor, Inc.*^	90,621

		3,870,151

Internet Software & Services (7.2%):
1,692	Akamai Technologies, Inc.*	89,050
2,731	Alphabet, Inc., Class A*	2,124,745
2,787	Alphabet, Inc., Class C*	2,114,999
308	CoStar Group, Inc.*^	63,661
11,509	eBay, Inc.*	316,267
20,501	Facebook, Inc., Class A*	2,145,635
229	GoDaddy, Inc., Class A*^	7,342
697	IAC/InterActiveCorp	41,855
1,037	LinkedIn Corp., Class A*	233,408

Continued

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
270	Match Group, Inc.*	$3,659
1,976	Pandora Media, Inc.*^	26,498
1,166	Rackspace Hosting, Inc.*^	29,523
5,355	Twitter, Inc.*^	123,915
981	VeriSign, Inc.*^	85,700
599	Yelp, Inc.*^	17,251
243	Zillow Group, Inc., Class A*^	6,328
486	Zillow Group, Inc., Class C*^	11,411

		7,441,247

IT Services (6.1%):
5,951	Accenture plc, Class A	621,881
588	Alliance Data Systems Corp.*	162,623
3,572	Automatic Data Processing, Inc.	302,620
177	Black Knight Financial Services, Inc., Class A*^	5,852
874	Booz Allen Hamilton Holding Corp.	26,963
1,137	Broadridge Financial Solutions, Inc.	61,091
5,784	Cognizant Technology Solutions Corp., Class A*	347,156
393	CoreLogic, Inc.*	13,307
268	DST Systems, Inc.	30,568
1,158	Fidelity National Information Services, Inc.	70,175
1,321	First Data Corp., Class A*^	21,162
2,244	Fiserv, Inc.*	205,236
870	FleetCor Technologies, Inc.*	124,349
787	Gartner, Inc.*^	71,381
1,495	Genpact, Ltd.*	37,345
1,260	Global Payments, Inc.	81,283
4,775	International Business Machines Corp.	657,135
775	Jack Henry & Associates, Inc.^	60,497
56	Leidos Holdings, Inc.	3,151
9,471	MasterCard, Inc., Class A	922,096
2,681	Paychex, Inc.^	141,798
11,509	PayPal Holdings, Inc.*	416,626
1,062	Sabre Corp.	29,704
228	Square, Inc., Class A*^	2,985
995	Teradata Corp.*^	26,288
1,566	Total System Services, Inc.	77,987
1,359	Vantive, Inc., Class A*	64,444
1,072	VeriFone Systems, Inc.*	30,037
18,544	Visa, Inc., Class A	1,438,086
4,892	Western Union Co.^	87,616
365	Wex, Inc.*	32,266

		6,173,708

Leisure Products (0.1%):
643	Brunswick Corp.	32,478
857	Hasbro, Inc.^	57,727
630	Polaris Industries, Inc.^	54,149
81	Vista Outdoor, Inc.*	3,605

		147,959

Life Sciences Tools & Services (0.8%):
149	Bio-Techne Corp.	13,410
1,036	Bruker Corp.*	25,144
446	Charles River Laboratories International, Inc.*	35,854
1,366	Illumina, Inc.*^	262,198

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
265	Mettler-Toledo International, Inc.*^	$89,869
171	PerkinElmer, Inc.	9,160
711	Quintiles Transnational Holdings, Inc.*	48,817
1,271	Thermo Fisher Scientific, Inc.	180,291
151	VWR Corp.*^	4,275
784	Waters Corp.*	105,511

		774,529

Machinery (1.2%):
911	Allison Transmission Holdings, Inc.	23,586
996	Caterpillar, Inc.^	67,688
1,278	Cummins, Inc.	112,477
570	Deere & Co.^	43,474
1,160	Donaldson Co., Inc.^	33,246
586	Flowserve Corp.	24,659
555	Graco, Inc.	39,999
674	IDEX Corp.	51,635
2,835	Illinois Tool Works, Inc.	262,747
180	Ingersoll-Rand plc	9,952
658	Lincoln Electric Holdings, Inc.	34,144
544	Middleby Corp. (The)*^	58,681
576	Nordson Corp.	36,950
3,039	PACCAR, Inc.	144,049
596	Parker Hannifin Corp.	57,800
551	Snap-On, Inc.	94,458
128	Stanley Black & Decker, Inc.	13,661
531	Toro Co.	38,800
12	Valmont Industries, Inc.	1,272
518	WABCO Holdings, Inc.*	52,971
916	Wabtec Corp.^	65,146

		1,267,395

Media (5.2%):
568	AMC Networks, Inc., Class A*	42,418
283	Cablevision Systems Corp., Class A	9,028
4,663	CBS Corp., Class B	219,767
711	Charter Communications, Inc., Class A*^	130,184
1,098	Cinemark Holdings, Inc.	36,706
119	Clear Channel Outdoor Holdings, Inc., Class A*	665
21,422	Comcast Corp., Class A	1,208,843
1,342	Discovery Communications, Inc., Class A*^	35,805
2,364	Discovery Communications, Inc., Class C*	59,620
1,388	DISH Network Corp., Class A*	79,366
3,912	Interpublic Group of Cos., Inc. (The)	91,071
893	Lions Gate Entertainment Corp.	28,924
1,373	Live Nation, Inc.*	33,735
194	Madison Square Garden Co. (The), Class A*	31,389
583	MSG Networks, Inc., Class A*	12,126
2,315	Omnicom Group, Inc.^	175,153
803	Regal Entertainment Group, Class A^	15,153
866	Scripps Networks Interactive, Class A^	47,812
21,775	Sirius XM Holdings, Inc.*^	88,624
814	Starz — Liberty Capital*	27,269
2,679	Time Warner Cable, Inc., Class A	497,196
4,024	Time Warner, Inc., Class A	260,232
7,599	Twenty-First Century Fox, Inc.^	206,389

Continued

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Media, continued
3,102	Twenty-First Century Fox, Inc., Class B	$84,467
101	Viacom, Inc., Class A	4,443
3,284	Viacom, Inc., Class B^	135,169
16,075	Walt Disney Co. (The)	1,689,162

		5,250,716

Metals & Mining (0.0%):
316	Compass Minerals International, Inc.^	23,786
34	Royal Gold, Inc.	1,240
362	Southern Copper Corp.^	9,455
261	Steel Dynamics, Inc.	4,664
128	Tahoe Resources, Inc.	1,110

		40,255

Multiline Retail (0.5%):
28	Dillard’s, Inc., Class A^	1,840
2,878	Dollar General Corp.	206,842
2,182	Dollar Tree, Inc.*^	168,494
2,148	Macy’s, Inc.	75,137
1,330	Nordstrom, Inc.^	66,247
14	Sears Holdings Corp.*^	288
501	Target Corp.^	36,378

		555,226

Multi-Utilities (0.0%):
272	Dominion Resources, Inc.	18,398

Oil, Gas & Consumable Fuels (0.4%):
3,919	Cabot Oil & Gas Corp.	69,327
274	Continental Resources, Inc.*^	6,297
50	CVR Energy, Inc.^	1,968
444	EOG Resources, Inc.	31,431
282	HollyFrontier Corp.	11,249
377	Marathon Petroleum Corp.	19,544
801	Memorial Resource Development Corp.*	12,936
884	ONEOK, Inc.	21,799
109	Range Resources Corp.^	2,682
253	Targa Resources Corp.	6,846
168	Teekay Shipping Corp.^	1,658
75	Tesoro Corp.	7,903
7,096	Williams Cos., Inc. (The)	182,367
130	World Fuel Services Corp.^	5,000

		381,007

Personal Products (0.2%):
768	Coty, Inc., Class A^	19,684
1,988	Estee Lauder Co., Inc. (The), Class A	175,063
585	Herbalife, Ltd.*^	31,368
120	Nu Skin Enterprises, Inc., Class A^	4,547

		230,662

Pharmaceuticals (3.5%):
738	Akorn, Inc.*^	27,535
1,681	Allergan plc*	525,313
15,793	Bristol-Myers Squibb Co.	1,086,400
9,270	Eli Lilly & Co.	781,090
713	Endo International plc*	43,650
579	Jazz Pharmaceuticals plc*	81,384

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
3,389	Johnson & Johnson Co.	$348,118
437	Mallinckrodt plc*^	32,613
3,052	Merck & Co., Inc.	161,207
3,377	Mylan NV*	182,594
257	Perrigo Co. plc	37,188
4,737	Zoetis, Inc.	226,997

		3,534,089

Professional Services (0.5%):
104	Dun & Bradstreet Corp.	10,809
1,128	Equifax, Inc.	125,625
558	IHS, Inc., Class A*	66,084
2,403	Nielsen Holdings plc^	111,980
1,277	Robert Half International, Inc.	60,198
120	Towers Watson & Co., Class A	15,415
239	TransUnion*	6,589
1,602	Verisk Analytics, Inc., Class A*^	123,162

		519,862

Real Estate Investment Trusts (REITs) (2.5%):
4,009	American Tower Corp.	388,672
1,327	Boston Properties, Inc.	169,246
140	Columbia Property Trust, Inc.^	3,287
3,162	Crown Castle International Corp.	273,355
739	Digital Realty Trust, Inc.^	55,883
509	Empire State Realty Trust, Inc., Class A	9,198
584	Equinix, Inc.	176,602
799	Equity Lifestyle Properties, Inc.	53,269
1,164	Extra Space Storage, Inc.	102,676
651	Federal Realty Investment Trust	95,111
76	Four Corners Property Trust, Inc.*	1,836
106	Gaming & Leisure Properties, Inc.	2,947
119	Healthcare Trust of America, Inc., Class A	3,209
768	Iron Mountain, Inc.	20,744
768	Lamar Advertising Co., Class A^	46,065
454	Omega Healthcare Investors, Inc.	15,881
673	Plum Creek Timber Co., Inc.	32,116
179	Post Properties, Inc.	10,590
1,253	Public Storage, Inc.	310,367
2,949	Simon Property Group, Inc.	573,403
898	Tanger Factory Outlet Centers, Inc.	29,365
223	Taubman Centers, Inc.	17,109
1,499	Welltower, Inc.	101,977
432	Weyerhaeuser Co.	12,951

		2,505,859

Real Estate Management & Development (0.2%):
2,710	CBRE Group, Inc.*	93,711
148	Howard Hughes Corp. (The)*^	16,748
310	Jones Lang LaSalle, Inc.	49,557
497	Realogy Holdings Corp.*	18,225

		178,241

Road & Rail (0.9%):
34	AMERCO, Inc.	13,243
1,002	Avis Budget Group, Inc.*	36,363
2,415	CSX Corp.	62,669

Continued

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
201	Genesee & Wyoming, Inc., Class A*^	$10,792
3,846	Hertz Global Holdings, Inc.*	54,729
872	J.B. Hunt Transport Services, Inc.^	63,970
423	Landstar System, Inc.^	24,809
661	Old Dominion Freight Line, Inc.*	39,045
8,295	Union Pacific Corp.	648,668

		954,288

Semiconductors & Semiconductor Equipment (2.0%):
2,718	Analog Devices, Inc.	150,360
6,450	Applied Materials, Inc.	120,422
3,963	Atmel Corp.	34,121
2,431	Avago Technologies, Ltd.^	352,860
371	Broadcom Corp., Class A	21,451
3,146	Intel Corp.	108,380
1,516	KLA-Tencor Corp.	105,135
1,071	Lam Research Corp.	85,059
2,269	Linear Technology Corp.^	96,364
916	Maxim Integrated Products, Inc.	34,808
1,981	Microchip Technology, Inc.^	92,196
829	Micron Technology, Inc.*	11,739
3,742	ON Semiconductor Corp.*	36,672
1,416	Qorvo, Inc.*	72,074
1,811	Skyworks Solutions, Inc.^	139,139
2,375	SunEdison, Inc.*^	12,089
23	Sunpower Corp.*^	690
9,856	Texas Instruments, Inc.	540,207
554	Xilinx, Inc.	26,021

		2,039,787

Software (5.6%):
4,740	Adobe Systems, Inc.*	445,276
165	ANSYS, Inc.*^	15,263
1,603	Autodesk, Inc.*	97,671
2,773	Cadence Design Systems, Inc.*	57,706
1,519	CDK Global, Inc.	72,107
1,519	Citrix Systems, Inc.*	114,912
2,981	Electronic Arts, Inc.*	204,854
1,307	FireEye, Inc.*^	27,107
1,353	Fortinet, Inc.*^	42,173
2,612	Intuit, Inc.	252,058
780	King Digital Entertainment plc	13,946
43,453	Microsoft Corp.	2,410,773
379	NetSuite, Inc.*^	32,071
18,010	Oracle Corp.	657,906
1,090	PTC, Inc.*	37,747
1,737	Red Hat, Inc.*	143,841
6,215	Salesforce.com, Inc.*	487,256
1,458	ServiceNow, Inc.*^	126,204
619	Solarwinds, Inc.*^	36,459
621	Solera Holdings, Inc.	34,049
1,188	Splunk, Inc.*^	69,866
690	SS&C Technologies Holdings, Inc.^	47,106
110	Synopsys, Inc.*	5,017
470	Tableau Software, Inc., Class A*	44,283

Shares		Fair Value
Common Stocks, continued
Software, continued
271	Ultimate Software Group, Inc. (The)*^	$52,983
777	VMware, Inc., Class A*	43,955
1,006	Workday, Inc., Class A*	80,158

		5,652,747

Specialty Retail (4.7%):
94	Aaron’s, Inc.^	2,105
694	Advance Auto Parts, Inc.	104,454
690	AutoNation, Inc.*^	41,165
296	AutoZone, Inc.*	219,605
1,623	Bed Bath & Beyond, Inc.*^	78,310
47	Cabela’s, Inc., Class A*^	2,196
1,983	CarMax, Inc.*^	107,023
607	CST Brands, Inc.^	23,758
594	Dick’s Sporting Goods, Inc.	20,998
43	DSW, Inc., Class A^	1,026
1,147	Foot Locker, Inc.^	74,658
2,258	Gap, Inc. (The)^	55,773
821	GNC Holdings, Inc., Class A^	25,467
12,306	Home Depot, Inc. (The)	1,627,468
2,345	L Brands, Inc.^	224,698
9,016	Lowe’s Cos., Inc.	685,576
608	Michaels Cos., Inc. (The)*	13,443
27	Murphy U.S.A., Inc.*	1,640
940	Office Depot, Inc.*	5,302
957	O’Reilly Automotive, Inc.*	242,523
155	Penske Automotive Group, Inc.	6,563
3,921	Ross Stores, Inc.	210,989
1,494	Sally Beauty Holdings, Inc.*	41,668
761	Signet Jewelers, Ltd.	94,128
807	Tiffany & Co.^	61,566
6,446	TJX Cos., Inc. (The)	457,085
1,293	Tractor Supply Co.	110,552
609	Ulta Salon, Cosmetics & Fragrance, Inc.*	112,665
873	Urban Outfitters, Inc.*^	19,861
869	Williams-Sonoma, Inc.^	50,758

		4,723,023

Technology Hardware, Storage & Peripherals (5.7%):
398	3D Systems Corp.*^	3,459
54,577	Apple, Inc.	5,744,775
1,504	EMC Corp.	38,623
839	NetApp, Inc.^	22,259

		5,809,116

Textiles, Apparel & Luxury Goods (1.5%):
496	Carter’s, Inc.	44,159
376	Coach, Inc.	12,306
319	Fossil Group, Inc.*^	11,663
3,806	Hanesbrands, Inc.	112,011
1,192	Kate Spade & Co.*	21,182
1,057	Lululemon Athletica, Inc.*^	55,461
1,883	Michael Kors Holdings, Ltd.*	75,433
12,848	Nike, Inc., Class B	802,999
32	Ralph Lauren Corp.	3,567
1,164	Skechers U.S.A., Inc., Class A*^	35,164

Continued

10

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
1,693	Under Armour, Inc., Class A*^	$136,473
3,202	VF Corp.	199,325

		1,509,743

Tobacco (2.0%):
17,531	Altria Group, Inc.	1,020,479
7,309	Philip Morris International, Inc.	642,534
7,824	Reynolds American, Inc.	361,078

		2,024,091

Trading Companies & Distributors (0.4%):
53	Air Lease Corp.^	1,774
2,785	Fastenal Co.^	113,684
1,615	HD Supply Holdings, Inc.*	48,498
142	MSC Industrial Direct Co., Inc., Class A^	7,990
919	United Rentals, Inc.*^	66,664
595	W.W. Grainger, Inc.^	120,542
244	Watsco, Inc.	28,580

		387,732

Shares or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (0.1%):
605	SBA Communications Corp., Class A*	$63,567

Total Common Stocks (Cost $59,037,197)		100,046,408

Securities Held as Collateral for Securities on Loan (12.0%):
$12,158,578	AZL Russell 1000 Growth Index Fund Securities Lending Collateral Account(a)	12,158,578

Total Securities Held as Collateral for Securities on Loan (Cost $12,158,578)		12,158,578

Unaffiliated Investment Company (1.3%):
1,328,893	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,328,893

Total Unaffiliated Investment Company (Cost $1,328,893)		1,328,893

Total Investment Securities (Cost $72,524,668)(c) — 111.8%		113,533,879
Net other assets (liabilities) — (11.8)%		(12,004,044)

Net Assets — 100.0%		$101,529,835

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $11,805,744.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $64,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini March Futures	Long	3/18/16	4	$367,020	$(1,396)
S&P 500 Index E-Mini March Futures	Long	3/18/16	10	1,017,700	(4,642)

Total					$(6,038)

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$72,456,176
Investments in affiliates, at cost	68,492

Total Investment securities, at cost	$72,524,668

Investments in non-affiliates, at value	$113,405,162
Investments in affiliates, at value	128,717

Total Investment securities, at value*	$113,533,879
Cash	67,460
Segregated cash for collateral	55,201
Interest and dividends receivable	99,606
Receivable for capital shares issued	22,643
Receivable for investments sold	9,000

Total Assets	113,787,789

Liabilities:
Payable for capital shares redeemed	2,177
Payable for collateral received on loaned securities	12,158,578
Payable for variation margin on futures contracts	14,260
Manager fees payable	38,167
Administration fees payable	3,521
Distribution fees payable	21,686
Custodian fees payable	7,237
Administrative and compliance services fees payable	338
Trustee fees payable	249
Other accrued liabilities	11,741

Total Liabilities	12,257,954

Net Assets	$101,529,835

Net Assets Consist of:
Capital	$40,597,896
Accumulated net investment income/(loss)	984,244
Accumulated net realized gains/(losses) from investment transactions	18,944,522
Net unrealized appreciation/(depreciation) on investments	41,003,173

Net Assets	$101,529,835

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,627,687
Net Asset Value (offering and redemption price per share)	$15.32

*	Includes securities on loan of $11,805,744.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$1,814,327
Dividends from affiliates	3,915
Income from securities lending	26,081
Foreign withholding tax	(322)

Total Investment Income	1,844,001

Expenses:
Manager fees	497,771
Administration fees	40,680
Distribution fees	282,824
Custodian fees	15,146
Administrative and compliance services fees	1,426
Trustee fees	4,897
Professional fees	4,926
Shareholder reports	1,719
Other expenses	27,492

Total expenses	876,881

Net Investment Income/(Loss)	967,120

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,972,387
Net realized gains/(losses) from affiliated transactions	39,581
Net realized gains/(losses) on futures contracts	167,609
Change in net unrealized appreciation/depreciation on investments	(13,368,318)

Net Realized/Unrealized Gains/(Losses) on Investments	5,811,259

Change in Net Assets Resulting From Operations	$6,778,379

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$967,120	$1,089,825
Net realized gains/(losses) on investment transactions	19,179,577	13,598,695
Change in unrealized appreciation/depreciation on investments	(13,368,318)	39,430

Change in net assets resulting from operations	6,778,379	14,727,950

Distributions to Shareholders:
From net investment income	(1,087,102)	(1,219,475)
From net realized gains	(13,564,718)	(8,853,703)

Change in net assets resulting from distributions to shareholders	(14,651,820)	(10,073,178)

Capital Transactions:
Proceeds from shares issued	12,932,548	6,103,472
Proceeds from dividends reinvested	14,651,820	10,073,178
Value of shares redeemed	(48,440,168)	(34,906,975)

Change in net assets resulting from capital transactions	(20,855,800)	(18,730,325)

Change in net assets	(28,729,241)	(14,075,553)
Net Assets:
Beginning of period	130,259,076	144,334,629

End of period	$101,529,835	$130,259,076

Accumulated net investment income/(loss)	$984,244	$1,105,671

Share Transactions:
Shares issued	754,465	359,122
Dividends reinvested	994,018	611,237
Shares redeemed	(2,734,582)	(2,079,653)

Change in shares	(986,099)	(1,109,294)

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.11	$16.55	$12.63	$11.10	$10.95

Investment Activities:
Net Investment Income/(Loss)	0.19	0.17	0.18	0.12	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.54	1.80	3.90	1.48	0.13

Total from Investment Activities	0.73	1.97	4.08	1.60	0.21

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.17)	(0.16)	(0.07)	(0.06)
Net Realized Gains	(2.33)	(1.24)	—	—	—

Total Dividends	(2.52)	(1.41)	(0.16)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.32	$17.11	$16.55	$12.63	$11.10

Total Return(a)	4.86%	12.21%	32.48%	14.40%	1.92%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$101,530	$130,259	$144,335	$145,865	$111,887
Net Investment Income/(Loss)	0.86%	0.83%	0.89%	1.09%	0.72%
Expenses Before Reductions(b)	0.78%	0.78%	0.78%	0.80%	0.84%
Expenses Net of Reductions	0.78%	0.78%	0.78%	0.80%	0.84%
Portfolio Turnover Rate	14%	13%	13%	16%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13.6 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,549 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.4 million as of December 31, 2015. The monthly average notional amount for these contracts was $2.8 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$6,038

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$167,609	$(2,700)

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2015

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
BlackRock Inc., Class A	$210,960	$—	$(77,342)	$128,717	$3,915

	$210,960	$—	$(77,342)	$128,717	$3,915

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $1,185 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$100,046,408	$—	$100,046,408
Securities Held as Collateral for Securities on Loan	—	12,158,578	12,158,578
Unaffiliated Investment Company	1,328,893	—	1,328,893

Total Investment Securities	101,375,301	12,158,578	113,533,879

Other Financial Instruments:*
Futures Contracts	(6,038)	—	(6,038)

Total Investments	$101,369,263	$12,158,578	$113,527,841

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$15,425,175	$50,058,753

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

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AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2015

securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $72,765,300. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$42,941,114
Unrealized depreciation	(2,172,535)

Net unrealized appreciation/(depreciation)	$40,768,579

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,623,004	$13,028,816	$14,651,820

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,219,475	$8,853,703	$10,073,178

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$984,245	$19,179,115	$—	$40,768,579	$60,931,939

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Russell 1000 Growth Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $13,028,816.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $535,901.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

23

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

24

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statements of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 21

Other Federal Income Tax Information Page 22

Other Information Page 23

Approval of Investment Advisory and Subadvisory Agreements Page 24

Information about the Board of Trustees and Officers Page 27

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Russell 1000 Value Index Fund returned -4.42%. That compared to a -3.83% total return for its benchmark, the Russell 1000® Value Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of value stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics.*

U.S. equities started the year on a down note, in large part due to lower oil prices and the negative impact of a strong U.S. dollar on large, global exporters. Increased merger and acquisition activity and strong earnings by cyclical technology companies helped stocks rebound in February. Equity markets lost some of that momentum in March amid softening U.S. economic data. Investors shifted their focus to overseas opportunities as U.S. profit margins reached near-record highs and U.S. earnings growth weakened.

The second quarter was positive for U.S. stocks as mixed economic data paradoxically helped push equities prices higher. Increased merger and acquisition activity and record-level share buybacks also helped equities gain momentum.

That momentum carried into the first part of the third quarter thanks to strong manufacturing and construction data, and continued merger and acquisition activity. But volatility and uncertainty soon took over. Investor concerns spiked over new developments in the Greek debt crisis, a slide in oil prices and a dramatic sell-off in Chinese equities. The volatility peaked in late August at levels not seen since 2009. The market turmoil and overall uncertainty in global financial markets led the Federal Reserve to delay its much-anticipated interest rate increase. U.S. equities ended the quarter with their worst quarterly performance in more than three years.

Healthy earnings and merger and acquisition activity helped drive a strong rebound in domestic equities in October. But the gains were tempered in November and December by plunging oil prices, increasing concerns about Chinese growth and geopolitical risks, namely the Paris terror attacks and a downed Russian plane. U.S. equities posted a loss for the month of December, although they managed to preserve slight gains for the full year.

In general, value stocks underperformed growth stocks for the period. From a sector perspective, health care and telecommunications services stocks generated the strongest returns in the Index. Most of the sectors contributed negatively to Index returns in 2015, although the energy sector posted the biggest loss for the period due to falling oil prices throughout the year.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures dragged slightly on results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/10)
AZL® Russell 1000 Value Index Fund	-4.42%	12.27%	10.49%	10.11%
Russell 1000® Value Index	-3.83%	13.08%	11.27%	10.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Value Index Fund	0.76%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Russell 1000 Value Index Fund	$1,000.00	$964.90	$3.86	0.78%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.29	$3.97	0.78%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	30.2%
Energy	12.3
Health Care	12.0
Information Technology	11.3
Industrials	10.0
Consumer Staples	7.0
Utilities	6.2
Consumer Discretionary	4.8
Materials	2.6
Telecommunication Services	2.5

Total Common Stocks	98.9
Securities Held as Collateral for Securities on Loan	11.6
Money Market	1.0

Total Investment Securities	111.5
Net other assets (liabilities)	(11.5)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (98.9%):
Aerospace & Defense (2.4%):
1,659	BWX Technologies, Inc.	$52,706
3,916	General Dynamics Corp.	537,902
1,594	L-3 Communications Holdings, Inc.	190,499
1,481	Lockheed Martin Corp.	321,599
2,458	Northrop Grumman Corp.	464,095
1,179	Orbital ATK, Inc.	105,332
2,165	Precision Castparts Corp.	502,302
5,906	Raytheon Co.	735,474
212	Spirit AeroSystems Holdings, Inc., Class A*^	10,615
4,154	Textron, Inc.	174,510
954	Triumph Group, Inc.	37,922
15,644	United Technologies Corp.^	1,502,918

		4,635,874

Air Freight & Logistics (0.3%):
3,504	FedEx Corp.	522,061

Airlines (0.1%):
638	Copa Holdings SA, Class A^	30,790
3,802	JetBlue Airways Corp.*^	86,115

		116,905

Auto Components (0.3%):
2,847	Gentex Corp.^	45,580
5,224	Goodyear Tire & Rubber Co.^	170,668
9,898	Johnson Controls, Inc.	390,872
366	Lear Corp.	44,956

		652,076

Automobiles (1.1%):
75,565	Ford Motor Co.	1,064,711
31,105	General Motors Co.	1,057,881
1,825	Harley-Davidson, Inc.^	82,837

		2,205,429

Banks (11.8%):
2,969	Associated Banc-Corp.^	55,669
203,251	Bank of America Corp.	3,420,714
845	Bank of Hawaii Corp.^	53,151
2,029	BankUnited, Inc.	73,166
15,008	BB&T Corp.	567,452
529	BOK Financial Corp.^	31,629
3,369	CIT Group, Inc.	133,749
58,721	Citigroup, Inc.	3,038,812
6,036	Citizens Financial Group, Inc.	158,083
3,446	Comerica, Inc.	144,146
1,674	Commerce Bancshares, Inc.^	71,199
1,057	Cullen/Frost Bankers, Inc.^	63,420
2,784	East West Bancorp, Inc.	115,703
15,675	Fifth Third Bancorp^	315,068
4,519	First Horizon National Corp.	65,616
6,872	First Niagara Financial Group, Inc.	74,561
2,747	First Republic Bank	181,467
15,648	Huntington Bancshares, Inc.	173,067
71,822	JPMorgan Chase & Co.	4,742,407
16,418	KeyCorp	216,553
3,073	M&T Bank Corp.	372,386
1,972	PacWest Bancorp	84,993

Shares		Fair Value
Common Stocks, continued
Banks, continued
5,983	People’s United Financial, Inc.^	$96,625
10,024	PNC Financial Services Group, Inc.	955,387
2,004	Popular, Inc.	56,793
25,941	Regions Financial Corp.	249,034
75	Signature Bank*	11,503
9,991	SunTrust Banks, Inc.	428,014
369	SVB Financial Group*	43,874
2,578	Synovus Financial Corp.	83,476
3,286	TCF Financial Corp.	46,398
32,421	U.S. Bancorp	1,383,404
90,165	Wells Fargo & Co.	4,901,369
3,933	Zions Bancorp	107,371

		22,516,259

Beverages (0.1%):
38	Brown-Forman Corp., Class A^	4,184
171	Brown-Forman Corp., Class B	16,977
2,669	Molson Coors Brewing Co., Class A^	250,673

		271,834

Biotechnology (0.1%):
495	Alkermes plc*	39,293
262	Alnylam Pharmaceuticals, Inc.*^	24,665
3,845	Baxalta, Inc.	150,070

		214,028

Building Products (0.1%):
282	Armstrong World Industries, Inc.*	12,896
2,006	Fortune Brands Home & Security, Inc.^	111,332
2,284	Owens Corning, Inc.^	107,417

		231,645

Capital Markets (3.1%):
587	Ameriprise Financial, Inc.	62,469
19,361	Bank of New York Mellon Corp. (The)	798,060
1,655	BlackRock, Inc., Class A^+	563,561
6,497	Charles Schwab Corp. (The)	213,946
5,611	E*TRADE Financial Corp.*	166,310
7,507	Franklin Resources, Inc.	276,408
8,361	Goldman Sachs Group, Inc. (The)	1,506,903
1,018	Interactive Brokers Group, Inc., Class A^	44,385
7,313	Invesco, Ltd.	244,839
1,260	Legg Mason, Inc.^	49,430
29,668	Morgan Stanley	943,739
4,517	Northern Trust Corp.	325,631
2,473	Raymond James Financial, Inc.	143,360
7,968	State Street Corp.	528,756
765	TD Ameritrade Holding Corp.	26,553
102	Waddell & Reed Financial, Inc., Class A	2,923

		5,897,273

Chemicals (1.5%):
736	Air Products & Chemicals, Inc.	95,761
1,020	Airgas, Inc.	141,086
2,172	Albemarle Corp.^	121,654
1,184	Ashland, Inc.	121,597
1,204	Cabot Corp.	49,220

Continued

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
2,756	Celanese Corp., Series A	$185,561
1,885	Chemours Co. (The)	10,104
18,813	Dow Chemical Co. (The)	968,492
9,426	E.I. du Pont de Nemours & Co.	627,772

2,161	Eastman Chemical Co.	145,889
714	FMC Corp.^	27,939
1,452	Huntsman Corp.	16,509
6,743	Mosaic Co. (The)	186,039
1,955	Platform Speciality Products Corp.*^	25,083
932	Praxair, Inc.	95,437
90	Scotts Miracle-Gro Co. (The)	5,806
779	Westlake Chemical Corp.	42,315

		2,866,264

Commercial Services & Supplies (0.6%):
3,316	ADT Corp. (The)	109,362
368	Clean Harbors, Inc.*^	15,327
1,822	KAR Auction Services, Inc.	67,469
2,393	Pitney Bowes, Inc.	49,415
1,918	R.R. Donnelley & Sons Co.^	28,233
4,693	Republic Services, Inc., Class A	206,445
1,027	Tyco International plc	32,751
2,398	Waste Connections, Inc.	135,055
8,117	Waste Management, Inc.	433,205

		1,077,262

Communications Equipment (2.3%):
2,193	Arris Group, Inc.*	67,040
8,088	Brocade Communications Systems, Inc.	74,248
98,429	Cisco Systems, Inc.	2,672,839
1,135	CommScope Holding Co., Inc.*	29,385
854	EchoStar Corp., Class A*	33,400
1,991	Harris Corp.	173,018
6,289	Juniper Networks, Inc.	173,576
921	Lumentum Holdings, Inc.*	20,280
24,696	QUALCOMM, Inc.	1,234,430
4,608	Viavi Solutions, Inc.*	28,063

		4,506,279

Construction & Engineering (0.2%):
2,527	Aecom Technology Corp.*	75,886
1,896	Chicago Bridge & Iron Co. NV	73,925
2,837	Fluor Corp.^	133,963
2,431	Jacobs Engineering Group, Inc.*	101,980
2,792	KBR, Inc.	47,241
2,395	Quanta Services, Inc.*	48,499

		481,494

Construction Materials (0.2%):
1,124	Martin Marietta Materials, Inc.^	153,516
2,232	Vulcan Materials Co.	211,973

		365,489

Consumer Finance (1.5%):
8,630	Ally Financial, Inc.*	160,863
13,480	American Express Co.	937,534
10,576	Capital One Financial Corp.	763,376
8,564	Discover Financial Services	459,202

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
7,529	Navient Corp.^	$86,207
1,009	OneMain Holdings, Inc.*	41,914
1,591	Santander Consumer USA Holdings, Inc.*	25,217
660	SLM Corp.*	4,303
16,216	Synchrony Financial*	493,129

		2,971,745

Containers & Packaging (0.3%):
988	AptarGroup, Inc.^	71,778
124	Avery Dennison Corp.	7,770
1,681	Bemis Co., Inc.	75,124
1,509	Crown Holdings, Inc.*	76,506
2,693	Graphic Packaging Holding Co.	34,551
408	International Paper Co.	15,382
2,925	Owens-Illinois, Inc.*	50,954
1,953	Sonoco Products Co.	79,819
4,738	WestRock Co.	216,147

		628,031

Distributors (0.0%):
196	Genuine Parts Co.	16,834

Diversified Consumer Services (0.0%):
68	Graham Holdings Co., Class B	32,978
289	H&R Block, Inc.	9,627

		42,605

Diversified Financial Services (3.0%):
33,655	Berkshire Hathaway, Inc., Class B*	4,443,806
6,205	CME Group, Inc.	562,173
1,388	IntercontinentalExchange, Inc.	355,689
5,507	Leucadia National Corp.	95,767
2,241	NASDAQ OMX Group, Inc. (The)	130,359
4,432	Voya Financial, Inc.	163,585

		5,751,379

Diversified Telecommunication Services (2.3%):
100,502	AT&T, Inc.	3,458,273
10,911	CenturyLink, Inc.	274,521
22,610	Frontier Communications Corp.^	105,589
4,932	Level 3 Communications, Inc.*	268,104
5,684	Verizon Communications, Inc.	262,714
376	Zayo Group Holdings, Inc.*^	9,998

		4,379,199

Electric Utilities (3.3%):
9,482	American Electric Power Co., Inc.	552,516
1,110	Avangrid, Inc.*	42,624
13,384	Duke Energy Corp.	955,485
6,306	Edison International	373,378
3,475	Entergy Corp.	237,551
6,148	Eversource Energy	313,978
17,799	Exelon Corp.	494,278
8,168	FirstEnergy Corp.	259,171
2,986	Great Plains Energy, Inc.	81,548
2,079	Hawaiian Electric Industries, Inc.^	60,187
1,896	ITC Holdings Corp.	74,418
8,596	NextEra Energy, Inc.	893,038

Continued

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
3,863	OGE Energy Corp.	$101,558
4,898	Pepco Holdings, Inc.	127,397
2,144	Pinnacle West Capital Corp.	138,245
12,931	PPL Corp.	441,335
17,578	Southern Co. (The)	822,475
2,573	Westar Energy, Inc.	109,121
9,811	Xcel Energy, Inc.	352,313

		6,430,616

Electrical Equipment (0.4%):
829	Babcock & Wilcox Enterprises, Inc.*	17,301
9,040	Eaton Corp. plc	470,442
4,023	Emerson Electric Co.	192,421
972	Hubbell, Inc.*	98,211
822	Regal-Beloit Corp.	48,103

		826,478

Electronic Equipment, Instruments & Components (0.5%):
1,852	Arrow Electronics, Inc.*	100,341
2,629	Avnet, Inc.	112,626
22,901	Corning, Inc.	418,631
950	Dolby Laboratories, Inc., Class A^	31,968
266	Fitbit, Inc., Class A*	7,871
1,001	FLIR Systems, Inc.	28,098
2,855	Ingram Micro, Inc., Class A	86,735
3,053	Jabil Circuit, Inc.^	71,104
521	Keysight Technologies, Inc.*	14,760
1,698	National Instruments Corp.	48,716
4,756	Trimble Navigation, Ltd.*	102,016

		1,022,866

Energy Equipment & Services (1.9%):
8,413	Baker Hughes, Inc.	388,260
3,705	Cameron International Corp.*	234,156
1,243	Diamond Offshore Drilling, Inc.	26,227
754	Dril-Quip, Inc.*	44,659
4,535	Ensco plc, Class A, ADR^	69,793
1,560	FMC Technologies, Inc.*	45,256
670	Frank’s International NV	11,182
16,468	Halliburton Co.	560,572
1,867	Helmerich & Payne, Inc.	99,978
6,394	Nabors Industries, Ltd.^	54,413
7,507	National-Oilwell Varco, Inc.^	251,409
4,683	Noble Corp. plc^	49,406
1,577	Oceaneering International, Inc.^	59,169
2,842	Patterson-UTI Energy, Inc.^	42,857
2,415	Rowan Cos. plc, Class A	40,934
974	RPC, Inc.^	11,639
21,601	Schlumberger, Ltd.	1,506,670
7,232	Seadrill, Ltd.*^	24,516
2,914	Superior Energy Services, Inc.	39,252
14,995	Weatherford International plc*	125,808

		3,686,156

Food & Staples Retailing (1.9%):
1,595	CVS Health Corp.	155,943
7,770	Rite AID Corp.*	60,917

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
7,906	Sysco Corp.^	$324,146
14,126	Walgreens Boots Alliance, Inc.	1,202,900
30,571	Wal-Mart Stores, Inc.	1,874,001
583	Whole Foods Market, Inc.	19,531

		3,637,438

Food Products (1.7%):
12,007	Archer-Daniels-Midland Co.	440,417
267	Blue Buffalo Pet Products, Inc.*^	4,996
2,780	Bunge, Ltd.	189,818
1,385	Campbell Soup Co.^	72,782
7,141	ConAgra Foods, Inc.	301,065
368	Flowers Foods, Inc.^	7,908
1,210	Ingredion, Inc.	115,966
2,316	J.M. Smucker Co. (The)	285,655
464	Kellogg Co.	33,533
31,481	Mondelez International, Inc., Class A	1,411,607
1,140	Pilgrim’s Pride Corp.^	25,183
2,256	Pinnacle Foods, Inc.	95,790
5,420	Tyson Foods, Inc., Class A	289,049

		3,273,769

Gas Utilities (0.3%):
2,322	AGL Resources, Inc.^	148,167
1,956	Atmos Energy Corp.	123,306
1,634	National Fuel Gas Co.	69,854
3,401	Questar Corp.	66,251
3,339	UGI Corp.	112,725

		520,303

Health Care Equipment & Supplies (2.6%):
28,813	Abbott Laboratories	1,293,992
590	Alere, Inc.*	23,063
3,845	Baxter International, Inc.	146,687
23,887	Boston Scientific Corp.*	440,476
298	Cooper Cos., Inc. (The)	39,992
2,014	DENTSPLY International, Inc.	122,552
89	Hill-Rom Holdings, Inc.	4,277
27,580	Medtronic plc	2,121,453
2,373	St. Jude Medical, Inc.	146,580
3,223	Stryker Corp.	299,546
804	Teleflex, Inc.^	105,686
3,098	Zimmer Holdings, Inc.	317,824

		5,062,128

Health Care Providers & Services (1.5%):
5,096	Aetna, Inc.	550,979
4,084	Anthem, Inc.	569,472
2,795	Brookdale Senior Living, Inc.*	51,596
615	Cardinal Health, Inc.	54,901
2,301	Community Health Systems, Inc.*	61,046
2,432	DaVita, Inc.*	169,535
2,092	Express Scripts Holding Co.*	182,862
5,721	HCA Holdings, Inc.*	386,910
1,247	Health Net, Inc.*	85,370
215	Humana, Inc.	38,380
1,300	Laboratory Corp. of America Holdings*	160,732

Continued

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
774	LifePoint Hospitals, Inc.*	$56,812
766	MEDNAX, Inc.*	54,892
755	Patterson Cos., Inc.^	34,134
2,780	Quest Diagnostics, Inc.^	197,769
922	UnitedHealth Group, Inc.	108,464
1,458	Universal Health Services, Inc., Class B	174,216
91	VCA Antech, Inc.*	5,005

		2,943,075

Health Care Technology (0.0%):
2,412	Allscripts Healthcare Solutions, Inc.*	37,097

Hotels, Restaurants & Leisure (0.6%):
318	Aramark Holdings Corp.	10,256
8,221	Carnival Corp.	447,880
1,951	Darden Restaurants, Inc.	124,162
660	Hyatt Hotels Corp., Class A*^	31,033
596	International Game Technology plc^	9,643
8,016	MGM Resorts International*	182,123
206	Norwegian Cruise Line Holdings, Ltd.*	12,072
3,314	Royal Caribbean Cruises, Ltd.	335,410
3,953	Wendy’s Co. (The)	42,574
181	Wynn Resorts, Ltd.^	12,523

		1,207,676

Household Durables (0.5%):
3,723	D.R. Horton, Inc.^	119,248
2,293	Garmin, Ltd.	85,231
2,047	Lennar Corp., Class A^	100,119
115	Lennar Corp., Class B	4,621
357	Mohawk Industries, Inc.*	67,612
2,580	Newell Rubbermaid, Inc.	113,726
7,057	PulteGroup, Inc.^	125,756
2,213	Toll Brothers, Inc.*	73,693
53	Tupperware Brands Corp.^	2,949
1,409	Whirlpool Corp.	206,940

		899,895

Household Products (2.4%):
526	Clorox Co. (The)	66,713
2,154	Colgate-Palmolive Co.	143,499
1,204	Energizer Holdings, Inc.^	41,008
1,459	Kimberly-Clark Corp.	185,731
52,506	Procter & Gamble Co. (The)	4,169,501

		4,606,452

Independent Power and Renewable Electricity Producers (0.2%):
13,208	AES Corp. (The)	126,401
6,371	Calpine Corp.*	92,188
6,455	NRG Energy, Inc.^	75,975
939	TerraForm Power, Inc., Class A^	11,813

		306,377

Industrial Conglomerates (3.5%):
986	Carlisle Cos., Inc.	87,448
9,314	Danaher Corp.	865,084
181,967	General Electric Co.	5,668,273
1,201	Roper Industries, Inc.	227,938

		6,848,743

Shares		Fair Value
Common Stocks, continued
Insurance (5.8%):
6,321	ACE, Ltd.^	$738,609
8,398	Aflac, Inc.	503,040
310	Alleghany Corp.*	148,158
1,848	Allied World Assurance Co. Holdings AG	68,727
7,497	Allstate Corp. (The)	465,489
1,335	American Financial Group, Inc.	96,227
23,981	American International Group, Inc.	1,486,102
139	American National Insurance Co.	14,216
702	AmTrust Financial Services^	43,229
2,401	Arch Capital Group, Ltd.*^	167,471
1,447	Arthur J. Gallagher & Co.	59,240
1,193	Aspen Insurance Holdings, Ltd.	57,622
1,315	Assurant, Inc.	105,910
2,921	Assured Guaranty, Ltd.	77,202
1,954	Axis Capital Holdings, Ltd.	109,854
2,269	Brown & Brown, Inc.	72,835
4,447	Chubb Corp. (The)	589,850
3,181	Cincinnati Financial Corp.	188,220
526	CNA Financial Corp.	18,489
1,204	Endurance Specialty Holdings, Ltd.	77,044
860	Everest Re Group, Ltd.	157,457
5,428	FNF Group	188,189
9,627	Genworth Financial, Inc., Class A*	35,909
856	Hanover Insurance Group, Inc. (The)	69,627
8,128	Hartford Financial Services Group, Inc. (The)	353,243
4,897	Lincoln National Corp.	246,123
6,026	Loews Corp.^	231,398
243	Markel Corp.*^	214,654
4,167	Marsh & McLennan Cos., Inc.	231,060
537	Mercury General Corp.	25,008
18,130	MetLife, Inc.	874,047
5,055	Old Republic International Corp.	94,175
924	PartnerRe, Ltd.	129,120
5,698	Principal Financial Group, Inc.	256,296
1,065	ProAssurance Corp.	51,684
11,356	Progressive Corp. (The)	361,121
8,768	Prudential Financial, Inc.	713,803
1,282	Reinsurance Group of America, Inc.	109,675
892	RenaissanceRe Holdings, Ltd.	100,965
817	StanCorp Financial Group, Inc.	93,040
2,441	Torchmark Corp.	139,528
6,168	Travelers Cos., Inc. (The)^	696,120
4,829	UnumProvident Corp.^	160,757
1,637	Validus Holdings, Ltd.	75,777
1,882	W.R. Berkley Corp.	103,040
116	White Mountains Insurance Group, Ltd.	84,310
5,935	XL Group plc	232,533

		11,116,193

Internet & Catalog Retail (0.1%):
258	Expedia, Inc.^	32,034
5,250	Liberty Media Corp. — Interactive, Class A*	143,430

		175,464

Continued

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Internet Software & Services (0.3%):
140	Match Group, Inc.*	$1,897
18,162	Yahoo!, Inc.*	604,068
343	Zillow Group, Inc., Class A*^	8,932
686	Zillow Group, Inc., Class C*^	16,107

		631,004

IT Services (1.1%):
2,993	Amdocs, Ltd.	163,328
1,791	Automatic Data Processing, Inc.	151,734
50	Black Knight Financial Services, Inc., Class A*^	1,653
130	Booz Allen Hamilton Holding Corp.	4,011
2,686	Computer Sciences Corp.	87,778
962	CoreLogic, Inc.*	32,573
2,686	CSRA, Inc.	80,580
162	DST Systems, Inc.	18,478
3,122	Fidelity National Information Services, Inc.	189,193
788	First Data Corp., Class A*^	12,624
7,821	International Business Machines Corp.	1,076,325
1,181	Leidos Holdings, Inc.	66,443
804	Paychex, Inc.^	42,524
136	Square, Inc., Class A*^	1,780
707	Teradata Corp.*^	18,679
19,604	Xerox Corp.	208,391

		2,156,094

Leisure Products (0.1%):
472	Brunswick Corp.	23,841
406	Hasbro, Inc.^	27,348
6,548	Mattel, Inc.^	177,909
1,076	Vista Outdoor, Inc.*	47,893

		276,991

Life Sciences Tools & Services (0.7%):
6,445	Agilent Technologies, Inc.	269,465
400	Bio-Rad Laboratories, Inc., Class A*	55,464
423	Bio-Techne Corp.	38,070
1,833	PerkinElmer, Inc.	98,194
4,491	QIAGEN NV*	124,176
82	Quintiles Transnational Holdings, Inc.*	5,630
5,108	Thermo Fisher Scientific, Inc.	724,570
225	VWR Corp.*^	6,370

		1,321,939

Machinery (1.6%):
1,468	AGCO Corp.^	66,633
1,590	Allison Transmission Holdings, Inc.	41,165
9,650	Caterpillar, Inc.^	655,813
1,944	Colfax Corp.*^	45,392
932	Crane Co.	44,587
899	Cummins, Inc.^	79,121
5,299	Deere & Co.^	404,154
249	Donaldson Co., Inc.^	7,136
3,104	Dover Corp.^	190,306
1,390	Flowserve Corp.	58,491
119	IDEX Corp.	9,117
4,765	Ingersoll-Rand plc	263,457

Shares		Fair Value
Common Stocks, continued
Machinery, contunied
1,727	ITT Corp.	$62,725
1,885	Joy Global, Inc.^	23,770
1,535	Kennametal, Inc.	29,472
116	Lincoln Electric Holdings, Inc.	6,019
2,635	Manitowoc Co., Inc. (The)^	40,447
1,514	OshKosh Corp.	59,107
660	PACCAR, Inc.	31,284
1,469	Parker Hannifin Corp.	142,464
3,477	Pentair plc^	172,216
794	SPX Corp.	7,408
794	SPX FLOW, Inc.*	22,161
2,702	Stanley Black & Decker, Inc.	288,384
2,035	Terex Corp.	37,607
1,522	Timken Co.	43,514
2,999	Trinity Industries, Inc.^	72,036
432	Valmont Industries, Inc.^	45,801
3,511	Xylem, Inc.	128,152

		3,077,939

Marine (0.0%):
1,080	Kirby Corp.*	56,830

Media (1.2%):
68	Cable One, Inc.^	29,489
3,355	Cablevision Systems Corp., Class A	107,025
518	Clear Channel Outdoor Holdings, Inc., Class A*^	2,896
4,702	Comcast Corp., Class A	265,334
271	Discovery Communications, Inc., Class A*^	7,230
477	Discovery Communications, Inc., Class C*	12,030
1,378	DISH Network Corp., Class A*	78,794
2,195	Gannett Co., Inc.^	35,757
881	John Wiley & Sons, Inc., Class A^	39,671
506	Liberty Broadband Corp., Class A*	26,135
1,285	Liberty Broadband Corp., Class C*	66,640
2,024	Liberty Media Corp., Class A*	79,442
3,881	Liberty Media Corp., Class C*	147,788
7,424	News Corp., Class A	99,185
2,340	News Corp., Class B^	32,666
4,391	Tegna, Inc.^	112,058
6,380	Thomson Reuters Corp.	241,483
7,740	Time Warner, Inc., Class A	500,546
1,561	Tribune Media Co., Class A^	52,777
7,870	Twenty-First Century Fox, Inc.	213,749
3,024	Twenty-First Century Fox, Inc., Class B	82,344

		2,233,039

Metals & Mining (0.6%):
25,340	Alcoa, Inc.^	250,105
2,114	Allegheny Technologies, Inc.^	23,783
21,980	Freeport-McMoRan Copper & Gold, Inc.^	148,805
9,674	Newmont Mining Corp.	174,035
6,177	Nucor Corp.^	248,933
1,438	Reliance Steel & Aluminum Co.	83,275
1,188	Royal Gold, Inc.	43,326
1,487	Southern Copper Corp.^	38,840
4,161	Steel Dynamics, Inc.	74,357

Continued

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
2,706	Tahoe Resources, Inc.	$23,461
2,820	United States Steel Corp.^	22,504

		1,131,424

Multiline Retail (0.6%):
407	Dillard’s, Inc., Class A^	26,744
5,906	J.C. Penney Co., Inc.*^	39,334
3,933	Kohl’s Corp.^	187,329
1,845	Macy’s, Inc.	64,538
230	Sears Holdings Corp.*^	4,729
11,332	Target Corp.^	822,816

		1,145,490

Multi-Utilities (2.2%):
2,187	Alliant Energy Corp.	136,578
4,696	Ameren Corp.	203,008
8,326	CenterPoint Energy, Inc.	152,865
5,378	CMS Energy Corp.	194,038
5,669	Consolidated Edison, Inc.^	364,347
10,898	Dominion Resources, Inc.	737,142
3,471	DTE Energy Co.	278,339
3,770	MDU Resources Group, Inc.	69,066
6,143	NiSource, Inc.	119,850
9,274	PG&E Corp.	493,285
9,791	Public Service Enterprise Group, Inc.	378,814
2,766	SCANA Corp.	167,315
4,792	Sempra Energy	450,496
4,551	TECO Energy, Inc.	121,284
1,600	Vectren Corp.	67,872
6,111	WEC Energy Group, Inc.^	313,555

		4,247,854

Oil, Gas & Consumable Fuels (10.2%):
9,831	Anadarko Petroleum Corp.	477,590
1,350	Antero Resources Corp.*^	29,430
7,299	Apache Corp.^	324,587
6,086	California Resources Corp.	14,180
4,579	Cheniere Energy, Inc.*^	170,568
11,354	Chesapeake Energy Corp.^	51,093
36,394	Chevron Corp.	3,274,005
1,831	Cimarex Energy Co.^	163,655
7,097	Cobalt International Energy, Inc.*^	38,324
7,738	Columbia Pipeline Group, Inc.	154,760
2,498	Concho Resources, Inc.*	231,964
23,862	ConocoPhillips^	1,114,118
4,429	CONSOL Energy, Inc.^	34,989
1,114	Continental Resources, Inc.*^	25,600
204	CVR Energy, Inc.	8,027
7,022	Denbury Resources, Inc.^	14,184
7,957	Devon Energy Corp.	254,624
1,220	Diamondback Energy, Inc.*	81,618
1,415	Energen Corp.^	58,001
9,711	EOG Resources, Inc.	687,442
729	EP Energy Corp., Class A*^	3,193
2,949	EQT Corp.	153,731
80,919	Exxon Mobil Corp.	6,307,637

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,741	Golar LNG, Ltd.	$27,491
1,871	Gulfport Energy Corp.*	45,970
4,880	Hess Corp.	236,582
3,207	HollyFrontier Corp.	127,927
34,557	Kinder Morgan, Inc.	515,590
3,052	Kosmos Energy, Ltd.*	15,870
2,384	Laredo Petroleum Holdings, Inc.*^	19,048
13,063	Marathon Oil Corp.	164,463
9,726	Marathon Petroleum Corp.	504,196
3,445	Murphy Oil Corp.^	77,340
3,151	Newfield Exploration Co.*	102,597
8,303	Noble Energy, Inc.	273,418
14,866	Occidental Petroleum Corp.	1,005,090
2,223	ONEOK, Inc.	54,819
1,666	PBF Energy, Inc., Class A^	61,325
10,483	Phillips 66	857,509
2,890	Pioneer Natural Resources Co.	362,348
3,419	QEP Resources, Inc.	45,815
3,057	Range Resources Corp.^	75,233
1,306	SM Energy Co.^	25,676
7,443	Southwestern Energy Co.*^	52,920
12,993	Spectra Energy Corp.^	311,052
556	Targa Resources Corp.	15,045
553	Teekay Shipping Corp.^	5,458
2,287	Tesoro Corp.	240,981
9,324	Valero Energy Corp.	659,300
3,951	Whiting Petroleum Corp.*^	37,297
1,119	World Fuel Services Corp.^	43,037
4,037	WPX Energy, Inc.*^	23,172

		19,659,889

Paper & Forest Products (0.0%):
1,233	Domtar Corp.	45,559

Personal Products (0.1%):
8,421	Avon Products, Inc.^	34,105
1,204	Edgewell Personal Care Co.	94,358
209	Herbalife, Ltd.*^	11,207
897	Nu Skin Enterprises, Inc., Class A^	33,987

		173,657

Pharmaceuticals (6.8%):
4,163	Allergan plc*	1,300,938
2,801	Endo International plc*	171,477
46,745	Johnson & Johnson Co.	4,801,645
1,372	Mallinckrodt plc*^	102,392
48,445	Merck & Co., Inc.	2,558,865
1,237	Mylan NV*	66,885
2,308	Perrigo Co. plc	333,968
119,172	Pfizer, Inc.	3,846,872

		13,183,042

Professional Services (0.2%):
491	Dun & Bradstreet Corp.	51,030
192	IHS, Inc., Class A*	22,739
1,514	Manpower, Inc.	127,615
2,216	Nielsen Holdings plc^	103,266

Continued

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
1,103	Towers Watson & Co., Class A	$141,690
142	TransUnion*	3,915

		450,255

Real Estate Investment Trusts (REITs) (4.8%):
1,395	Alexandria Real Estate Equities, Inc.	126,052
2,174	American Campus Communities, Inc.^	89,873
6,828	American Capital Agency Corp.	118,398
3,207	American Homes 4 Rent, Class A	53,429
18,342	Annaly Capital Management, Inc.	172,048
3,025	Apartment Investment & Management Co., Class A	121,091
3,603	Apple Hospitality REIT, Inc.^	71,952
2,559	AvalonBay Communities, Inc.	471,188
3,940	BioMed Realty Trust, Inc.	93,339
259	Boston Properties, Inc.	33,033
3,514	Brandywine Realty Trust	48,001
3,349	Brixmor Property Group, Inc.	86,471
1,681	Camden Property Trust^	129,034
1,534	Care Capital Properties, Inc.	46,894
3,232	CBL & Associates Properties, Inc.	39,980
3,979	Chimera Investment Corp.	54,274
2,121	Columbia Property Trust, Inc.^	49,801
2,335	Communications Sales & Leasing, Inc.^	43,641
1,846	Corporate Office Properties Trust	40,298
2,265	Corrections Corp. of America^	60,000
5,862	DDR Corp.	98,716
1,120	Digital Realty Trust, Inc.^	84,694
2,823	Douglas Emmett, Inc.	88,021
6,678	Duke Realty Corp.	140,372
1,141	Empire State Realty Trust, Inc., Class A	20,618
2,511	Equity Commonwealth*	69,630
7,045	Equity Residential Property Trust	574,801
1,265	Essex Property Trust, Inc.	302,854
650	Four Corners Property Trust, Inc.*	15,704
1,476	Gaming & Leisure Properties, Inc.	41,033
11,168	General Growth Properties, Inc.	303,881
8,935	HCP, Inc.	341,674
2,199	Healthcare Trust of America, Inc., Class A^	59,307
2,903	Hospitality Properties Trust^	75,913
14,664	Host Hotels & Resorts, Inc.	224,946
2,478	Iron Mountain, Inc.^	66,931
1,705	Kilroy Realty Corp.	107,892
7,989	Kimco Realty Corp.	211,389
2,893	Liberty Property Trust	89,828
3,063	Macerich Co. (The)	247,153
7,169	MFA Financial, Inc.	47,315
1,459	Mid-America Apartment Communities, Inc.	132,492
2,594	National Retail Properties, Inc.^	103,890
1,118	NorthStar Realty Europe Corp.^	13,204
3,356	NorthStar Realty Finance Corp.	57,153
2,575	Omega Healthcare Investors, Inc.	90,074
2,660	Outfront Media, Inc.	58,068
3,457	Paramount Group, Inc.	62,572
2,988	Piedmont Office Realty Trust, Inc., Class A^	56,413

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
2,006	Plum Creek Timber Co., Inc.	$95,726
701	Post Properties, Inc.	41,471
10,143	ProLogis, Inc.	435,337
244	Public Storage, Inc.	60,439
2,456	Rayonier, Inc.	54,523
4,832	Realty Income Corp.^	249,476
1,826	Regency Centers Corp.	124,387
4,591	Retail Properties of America, Inc., Class A	67,809
4,549	Senior Housing Properties Trust	67,507
1,928	SL Green Realty Corp.^	217,825
8,544	Spirit Realty Capital, Inc.	85,611
4,609	Starwood Property Trust, Inc.^	94,761
702	Taubman Centers, Inc.	53,857
7,095	Two Harbors Investment Corp.	57,470
5,018	UDR, Inc.	188,526
6,406	Ventas, Inc.	361,491
17,519	VEREIT, Inc.	138,750
3,644	Vornado Realty Trust	364,254
2,398	Weingarten Realty Investors^	82,923
3,726	Welltower, Inc.	253,480
9,159	Weyerhaeuser Co.	274,587
2,020	WP Carey, Inc.^	119,180
3,586	WP Glimcher, Inc.	38,047

		9,262,772

Real Estate Management & Development (0.1%):
4,227	Forest City Enterprises, Inc., Class A*	92,698
459	Howard Hughes Corp. (The)*^	51,940
237	Jones Lang LaSalle, Inc.	37,887
1,804	Realogy Holdings Corp.*	66,153
1	The RMR Group, Inc., Class A*	10

		248,688

Road & Rail (0.6%):
74	AMERCO, Inc.	28,823
14,188	CSX Corp.	368,179
627	Genesee & Wyoming, Inc., Class A*^	33,664
2,140	Kansas City Southern	159,794
5,900	Norfolk Southern Corp.	499,080
1,032	Ryder System, Inc.	58,649

		1,148,189

Semiconductors & Semiconductor Equipment (2.7%):
516	Analog Devices, Inc.	28,545
9,725	Applied Materials, Inc.	181,566
9,912	Broadcom Corp., Class A	573,112
2,112	Cree, Inc.*^	56,327
6,424	Cypress Semiconductor Corp.	63,019
1,463	First Solar, Inc.*	96,543
85,386	Intel Corp.^	2,941,548
877	Lam Research Corp.	69,651
8,768	Marvell Technology Group, Ltd.	77,334
3,601	Maxim Integrated Products, Inc.	136,838
19,278	Micron Technology, Inc.*	272,976
10,413	NVIDIA Corp.^	343,212
640	ON Semiconductor Corp.*	6,272

Continued

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
422	SunEdison, Inc.*^	$2,148
979	Sunpower Corp.*^	29,380
4,153	Teradyne, Inc.	85,843
3,850	Xilinx, Inc.	180,835

		5,145,149

Software (3.1%):
9,766	Activision Blizzard, Inc.^	378,042
1,410	ANSYS, Inc.*^	130,425
1,133	Autodesk, Inc.*	69,034
6,112	CA, Inc.	174,559
67,791	Microsoft Corp.	3,761,044
4,899	Nuance Communications, Inc.*	97,441
24,528	Oracle Corp.	896,007
144	SS&C Technologies Holdings, Inc.^	9,831
13,175	Symantec Corp.	276,675
2,783	Synopsys, Inc.*	126,933
14,869	Zynga, Inc.*	39,849

		5,959,840

Specialty Retail (0.3%):
1,081	Aaron’s, Inc.	24,204
5,874	Best Buy Co., Inc.	178,862
883	Cabela’s, Inc., Class A*^	41,263
241	CST Brands, Inc.^	9,433
554	Dick’s Sporting Goods, Inc.^	19,584
1,335	DSW, Inc., Class A^	31,853
366	Foot Locker, Inc.^	23,823
2,054	GameStop Corp., Class A^	57,594
823	Murphy U.S.A., Inc.*	49,989
8,720	Office Depot, Inc.*	49,181
515	Penske Automotive Group, Inc.	21,805
12,399	Staples, Inc.	117,419
538	Tiffany & Co.^	41,044

		666,054

Technology Hardware, Storage & Peripherals (1.4%):
1,370	3D Systems Corp.*^	11,905
34,504	EMC Corp.	886,063
35,176	Hewlett Packard Enterprise Co.^	534,675
35,176	HP, Inc.	416,484
1,187	Lexmark International, Inc., Class A^	38,518
3,281	NCR Corp.*	80,253
4,224	NetApp, Inc.^	112,063
4,024	SanDisk Corp.	305,784
4,349	Western Digital Corp.^	261,157

		2,646,902

Textiles, Apparel & Luxury Goods (0.2%):
4,599	Coach, Inc.	150,525
150	Fossil Group, Inc.*^	5,484
1,600	PVH Corp.^	117,840
1,095	Ralph Lauren Corp.	122,071

		395,920

Shares or Principal Amount		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.1%):
9,389	New York Community Bancorp, Inc.^	$153,228
1,278	TFS Financial Corp.	24,065

		177,293

Tobacco (0.8%):
2,246	Altria Group, Inc.	130,740
15,051	Philip Morris International, Inc.	1,323,133

		1,453,873

Trading Companies & Distributors (0.1%):
1,904	Air Lease Corp.^	63,745
850	GATX Corp.^	36,168
639	MSC Industrial Direct Co., Inc., Class A	35,957
2,075	NOW, Inc.*	32,827
856	WESCO International, Inc.*^	37,390

		206,087

Transportation Infrastructure (0.1%):
1,338	Macquarie Infrastructure Corp.	97,139

Water Utilities (0.2%):
3,483	American Water Works Co., Inc.	208,109
3,427	Aqua America, Inc.	102,125

		310,234

Wireless Telecommunication Services (0.2%):
1,271	SBA Communications Corp., Class A*	133,544
14,543	Sprint Corp.*^	52,646
1,820	Telephone & Data Systems, Inc.	47,120
5,299	T-Mobile US, Inc.*	207,297
246	United States Cellular Corp.*	10,039

		450,646

Total Common Stocks (Cost $151,909,394)		190,910,483

Securities Held as Collateral for Securities on Loan (11.6%):
$22,433,381	AZL Russell 1000 Value Index Fund Securities Lending Collateral Account(a)	22,433,381

Total Securities Held as Collateral for Securities on Loan (Cost $22,433,381)		22,433,381

Unaffiliated Investment Company (1.0%):
1,918,201	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,918,201

Total Unaffiliated Investment Company (Cost $1,918,201)		1,918,201

Total Investment Securities (Cost $176,260,976)(c) —111.5%		215,262,065
Net other assets (liabilities) — (11.5)%		(22,168,348)

Net Assets — 100.0%		$193,093,717

Continued

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American	Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $21,755,630.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $101,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/16	22	$2,238,940	$(3,622)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$175,910,847
Investments in affiliates, at cost	350,129

Total Investment securities, at cost	$176,260,976

Investments in non-affiliates, at value	$214,698,504
Investments in affiliates, at value	563,561

Total Investment securities, at value*	$215,262,065
Segregated cash for collateral	101,200
Interest and dividends receivable	328,770
Reclaims receivable	847

Total Assets	215,692,882

Liabilities:
Cash overdraft	2,689
Payable for capital shares redeemed	1,954
Payable for collateral received on loaned securities	22,433,381
Payable for variation margin on futures contracts	21,120
Manager fees payable	72,605
Administration fees payable	5,597
Distribution fees payable	41,253
Custodian fees payable	5,928
Administrative and compliance services fees payable	641
Trustee fees payable	471
Other accrued liabilities	13,526

Total Liabilities	22,599,165

Net Assets	$193,093,717

Net Assets Consist of:
Capital	$135,670,747
Accumulated net investment income/(loss)	3,348,982
Accumulated net realized gains/(losses) from investment transactions	15,076,521
Net unrealized appreciation/(depreciation) on investments	38,997,467

Net Assets	$193,093,717

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,954,451
Net Asset Value (offering and redemption price per share)	$12.91

*	Includes securities on loan of $21,755,630.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$4,721,100
Dividends from affiliates	14,227
Income from securities lending	63,427
Foreign withholding tax	(2,337)

Total Investment Income	4,796,417

Expenses:
Manager fees	912,995
Administration fees	68,332
Distribution fees	518,746
Custodian fees	16,910
Administrative and compliance services fees	3,298
Trustee fees	11,480
Professional fees	11,773
Shareholder reports	3,554
Other expenses	55,660

Total expenses	1,602,748

Net Investment Income/(Loss)	3,193,669

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	15,382,667
Net realized gains/(losses) from affiliated transactions	8,360
Net realized gains/(losses) on futures contracts	263,312
Change in net unrealized appreciation/depreciation on investments	(27,728,731)

Net Realized/Unrealized Gains/(Losses) on Investments	(12,074,392)

Change in Net Assets Resulting From Operations	$(8,880,723)

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,193,669	$3,416,947
Net realized gains/(losses) on investment transactions	15,654,339	13,790,069
Change in unrealized appreciation/depreciation on investments	(27,728,731)	8,536,244

Change in net assets resulting from operations	(8,880,723)	25,743,260

Distributions to Shareholders:
From net investment income	(3,236,163)	(3,178,169)
From net realized gains	(13,764,583)	(19,713,140)

Change in net assets resulting from distributions to shareholders	(17,000,746)	(22,891,309)

Capital Transactions:
Proceeds from shares issued	9,011,632	15,525,801
Proceeds from dividends reinvested	17,000,746	22,891,309
Value of shares redeemed	(26,195,567)	(27,917,422)

Change in net assets resulting from capital transactions	(183,189)	10,499,688

Change in net assets	(26,064,658)	13,351,639
Net Assets:
Beginning of period	219,158,375	205,806,736

End of period	$193,093,717	$219,158,375

Accumulated net investment income/(loss)	$3,348,982	$3,388,168

Share Transactions:
Shares issued	633,246	1,037,755
Dividends reinvested	1,365,522	1,597,440
Shares redeemed	(1,827,959)	(1,850,048)

Change in shares	170,809	785,147

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.82	$14.70	$11.84	$10.36	$10.49

Investment Activities:
Net Investment Income/(Loss)	0.22	0.24	0.31	0.20	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(0.92)	1.55	3.35	1.52	(0.19)

Total from Investment Activities	(0.70)	1.79	3.66	1.72	(0.03)

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.23)	(0.29)	(0.15)	(0.10)
Net Realized Gains	(0.98)	(1.44)	(0.51)	(0.09)	—

Total Dividends	(1.21)	(1.67)	(0.80)	(0.24)	(0.10)

Net Asset Value, End of Period	$12.91	$14.82	$14.70	$11.84	$10.36

Total Return(a)	(4.42)%	12.59%	31.52%	16.63%	(0.25)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$193,094	$219,158	$205,807	$224,382	$182,515
Net Investment Income/(Loss)	1.54%	1.60%	1.54%	1.85%	1.59%
Expenses Before Reductions(b)	0.77%	0.76%	0.77%	0.78%	0.79%
Expenses Net of Reductions	0.77%	0.76%	0.77%	0.78%	0.79%
Portfolio Turnover Rate	16%	16%	11%	18%	20%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $6,243 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.2 million as of December 31, 2015. The monthly average notional amount for these contracts was $5.0 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$3,622

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/
	Change in unrealized appreciation/depreciation on investments	$263,312	$(27,762)

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2015

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
BlackRock Inc., Class A	$587,829	$29,413	$(26,854)	$563,561	$14,227

	$587,829	$29,413	$(26,854)	$563,561	$14,227

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,112 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$190,910,483	$—	$190,910,483
Securities Held as Collateral for Securities on Loan	—	22,433,381	22,433,381
Unaffiliated Investment Company	1,918,201	—	1,918,201

Total Investment Securities	192,828,684	22,433,381	215,262,065

Other Financial Instruments:*
Futures Contracts	(3,622)	—	(3,622)

Total Investments	$192,825,062	$22,433,381	$215,258,443

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$32,476,828	$45,597,331

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2015

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $177,772,629. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,507,472
Unrealized depreciation	(13,018,036)

Net unrealized appreciation/(depreciation)	$37,489,436

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$5,583,262	$11,417,484	$17,000,746

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$4,571,941	$18,319,368	$22,891,309

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$4,262,175	$15,671,359	$—	$37,489,436	$57,422,970

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Russell 1000 Value Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 71.48% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $11,417,484.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $2,347,099.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

25

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

27

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® S&P 500 Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 0.95%. That compared to a 1.38% total return for its benchmark, the S&P 500® Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.*

U.S. equities started the year on a down note, in large part due to lower oil prices and the negative impact of a strong U.S. dollar on large, global exporters. Increased merger and acquisition activity and strong earnings by cyclical technology companies helped stocks rebound in February. Equity markets lost some of that momentum in March amid softening U.S. economic data. Investors shifted their focus to overseas opportunities as U.S. profit margins reached near-record highs and U.S. earnings growth weakened.

The second quarter was positive for U.S. stocks as mixed economic data paradoxically helped push equities prices higher. Increased merger and acquisition activity and record-level share buybacks also helped equities gain momentum.

That momentum carried into the first part of the third quarter thanks to strong manufacturing and construction data, and continued merger and acquisition activity. But volatility and uncertainty soon took over. Investor concerns spiked over new developments in the Greek debt crisis, a slide in oil prices and a dramatic sell-off in Chinese equities. The volatility peaked in late August at levels not seen since 2009. The market turmoil and overall uncertainty in global financial markets led the Federal Reserve to delay its much-anticipated interest rate increase. U.S. equities ended the quarter with their worst quarterly performance in more than three years.

Healthy earnings and merger and acquisition activity helped drive a strong rebound in domestic equities in October. But the gains were tempered in November and December by plunging oil prices, increasing concerns about Chinese growth and geopolitical risks, namely the Paris terror attacks and a downed Russian plane. U.S. equities posted a loss for the month of December, although they managed to preserve slight gains for the full year.

In general, large-cap stocks outperformed their smaller-cap counterparts for the period. From a sector perspective, consumer discretionary, health care, consumer staples and information technology stocks drove positive returns in the Index. The energy sector was the largest detractor from returns for the year as the sector was negatively impacted by falling oil prices during 2015.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures contributed positively to the Fund’s performance for the period*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	1.16%	14.84%	12.28%	5.49%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	0.95%	14.56%	12.00%	5.38%
S&P 500® Index	5/1/07	1.38%	15.13%	12.57%	6.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

Expense Ratios are based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,000.60	$1.21	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$999.10	$2.47	0.49%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.00	$1.22	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.74	$2.50	0.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	20.0%
Financials	15.9
Health Care	14.6
Consumer Discretionary	12.4
Industrials	9.7
Consumer Staples	9.7
Energy	6.3
Utilities	2.9
Materials	2.7
Telecommunication Services	2.3

Total Common Stocks	96.5
Securities Held as Collateral for Securities on Loan	11.4
Money Market	3.6

Total Investment Securities	111.5
Net other assets (liabilities)	(11.5)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (96.5%):
Aerospace & Defense (2.6%):
42,238	Boeing Co. (The)	$6,107,193
19,915	General Dynamics Corp.	2,735,524
51,648	Honeywell International, Inc.	5,349,183
5,257	L-3 Communications Holdings, Inc.	628,264
17,713	Lockheed Martin Corp.	3,846,378
12,222	Northrop Grumman Corp.	2,307,636
9,208	Precision Castparts Corp.	2,136,348
20,238	Raytheon Co.	2,520,238
8,836	Rockwell Collins, Inc.^	815,563
18,399	Textron, Inc.	772,942
55,322	United Technologies Corp.^	5,314,785

		32,534,054

Air Freight & Logistics (0.7%):
9,440	C.H. Robinson Worldwide, Inc.	585,469
12,745	Expeditors International of Washington, Inc.^	574,800
17,596	FedEx Corp.	2,621,628
46,563	United Parcel Service, Inc., Class B	4,480,757

		8,262,654

Airlines (0.6%):
42,020	American Airlines Group, Inc.	1,779,547
52,701	Delta Air Lines, Inc.	2,671,414
43,584	Southwest Airlines Co.	1,876,727
25,173	United Continental Holdings, Inc.*	1,442,413

		7,770,101

Auto Components (0.4%):
15,049	BorgWarner, Inc.	650,568
18,784	Delphi Automotive plc	1,610,352
17,996	Goodyear Tire & Rubber Co.	587,929
43,681	Johnson Controls, Inc.	1,724,964

		4,573,813

Automobiles (0.6%):
261,204	Ford Motor Co.	3,680,364
94,886	General Motors Co.	3,227,073
12,859	Harley-Davidson, Inc.^	583,670

		7,491,107

Banks (5.8%):
697,434	Bank of America Corp.	11,737,814
52,288	BB&T Corp.	1,977,009
199,638	Citigroup, Inc.	10,331,267
11,855	Comerica, Inc.	495,895
53,501	Fifth Third Bancorp^	1,075,370
53,841	Huntington Bancshares, Inc.^	595,481
246,484	JPMorgan Chase & Co.	16,275,339
55,980	KeyCorp	738,376
10,721	M&T Bank Corp.	1,299,171
20,491	People’s United Financial, Inc.^	330,930
34,057	PNC Financial Services Group, Inc.	3,245,973
87,481	Regions Financial Corp.	839,818
34,412	SunTrust Banks, Inc.	1,474,210
110,476	U.S. Bancorp	4,714,011
311,738	Wells Fargo & Co.	16,946,077

Shares		Fair Value
Common Stocks, continued
Banks, continued
13,490	Zions Bancorp	$368,277

		72,445,018

Beverages (2.2%):
6,812	Brown-Forman Corp., Class B^	676,295
262,276	Coca-Cola Co. (The)	11,267,377
14,036	Coca-Cola Enterprises, Inc.	691,133
11,612	Constellation Brands, Inc., Class A	1,654,013
12,669	Dr Pepper Snapple Group, Inc.	1,180,751
10,625	Molson Coors Brewing Co., Class A^	997,900
10,062	Monster Beverage Corp.*	1,498,836
97,713	PepsiCo, Inc.	9,763,483

		27,729,788

Biotechnology (3.6%):
109,631	AbbVie, Inc.	6,494,540
15,067	Alexion Pharmaceuticals, Inc.*	2,874,030
50,556	Amgen, Inc.	8,206,755
36,282	Baxalta, Inc.	1,416,086
14,900	Biogen Idec, Inc.*	4,564,615
52,628	Celgene Corp.*	6,302,729
96,575	Gilead Sciences, Inc.	9,772,425
5,203	Regeneron Pharmaceuticals, Inc.*	2,824,553
16,467	Vertex Pharmaceuticals, Inc.*	2,072,043

		44,527,776

Building Products (0.1%):
6,382	Allegion plc	420,701
22,550	Masco Corp.	638,165

		1,058,866

Capital Markets (2.0%):
3,629	Affiliated Managers Group, Inc.*	579,769
11,669	Ameriprise Financial, Inc.	1,241,815
73,303	Bank of New York Mellon Corp. (The)	3,021,550
8,469	BlackRock, Inc., Class A +	2,883,864
80,347	Charles Schwab Corp. (The)	2,645,827
19,632	E*TRADE Financial Corp.*	581,892
25,392	Franklin Resources, Inc.	934,933
26,582	Goldman Sachs Group, Inc. (The)	4,790,874
28,526	Invesco, Ltd.	955,050
7,312	Legg Mason, Inc.	286,850
101,529	Morgan Stanley	3,229,637
14,586	Northern Trust Corp.^	1,051,505
27,167	State Street Corp.	1,802,802
16,828	T. Rowe Price Group, Inc.^	1,203,034

		25,209,402

Chemicals (2.1%):
12,993	Air Products & Chemicals, Inc.	1,690,519
4,346	Airgas, Inc.	601,139
15,556	CF Industries Holdings, Inc.	634,840
75,419	Dow Chemical Co. (The)	3,882,570
58,781	E.I. du Pont de Nemours & Co.	3,914,815
9,880	Eastman Chemical Co.	666,999
17,824	Ecolab, Inc.	2,038,709
8,861	FMC Corp.^	346,731

Continued

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
5,367	International Flavor & Fragrances, Inc.^	$642,108
24,096	LyondellBasell Industries NV, Class A	2,093,942
29,495	Monsanto Co.	2,905,847
22,456	Mosaic Co. (The)^	619,561
18,084	PPG Industries, Inc.	1,787,061
19,080	Praxair, Inc.	1,953,792
5,278	Sherwin Williams Co.	1,370,169

		25,148,802

Commercial Services & Supplies (0.4%):
11,396	ADT Corp. (The)	375,840
5,946	Cintas Corp.	541,383
13,404	Pitney Bowes, Inc.	276,793
16,047	Republic Services, Inc., Class A	705,908
5,646	Stericycle, Inc.*^	680,908
28,352	Tyco International plc	904,145
28,034	Waste Management, Inc.	1,496,174

		4,981,151

Communications Equipment (1.4%):
340,114	Cisco Systems, Inc.#	9,235,795
4,817	F5 Networks, Inc.*	467,056
8,211	Harris Corp.	713,536
23,415	Juniper Networks, Inc.	646,254
10,599	Motorola Solutions, Inc.^	725,502
100,802	QUALCOMM, Inc.	5,038,588

		16,826,731

Construction & Engineering (0.1%):
9,491	Fluor Corp.^	448,165
8,259	Jacobs Engineering Group, Inc.*^	346,465
10,705	Quanta Services, Inc.*	216,776

		1,011,406

Construction Materials (0.1%):
4,460	Martin Marietta Materials, Inc.^	609,147
8,933	Vulcan Materials Co.	848,367

		1,457,514

Consumer Finance (0.8%):
56,071	American Express Co.^	3,899,739
35,686	Capital One Financial Corp.	2,575,815
28,644	Discover Financial Services	1,535,891
24,942	Navient Corp.^	285,586
55,849	Synchrony Financial*	1,698,368

		9,995,399

Containers & Packaging (0.3%):
6,032	Avery Dennison Corp.	377,965
9,129	Ball Corp.	663,952
27,804	International Paper Co.	1,048,212
10,744	Owens-Illinois, Inc.*^	187,160
13,229	Sealed Air Corp.^	590,013
17,358	WestRock Co.	791,872

		3,659,174

Distributors (0.1%):
10,149	Genuine Parts Co.	871,698

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.0%):
15,819	H&R Block, Inc.	$526,931

Diversified Financial Services (2.0%):
125,618	Berkshire Hathaway, Inc., Class B*	16,586,600
22,666	CME Group, Inc.	2,053,540
7,956	IntercontinentalExchange, Inc.	2,038,805
22,467	Leucadia National Corp.^	390,701
18,176	McGraw-Hill Cos., Inc. (The)	1,791,790
11,613	Moody’s Corp.^	1,165,248
7,856	NASDAQ OMX Group, Inc. (The)	456,984

		24,483,668

Diversified Telecommunication Services (2.3%):
412,196	AT&T, Inc.	14,183,664
36,795	CenturyLink, Inc.	925,762
76,837	Frontier Communications Corp.^	358,829
19,237	Level 3 Communications, Inc.*	1,045,723
272,626	Verizon Communications, Inc.	12,600,774

		29,114,752

Electric Utilities (1.7%):
32,917	American Electric Power Co., Inc.	1,918,074
46,100	Duke Energy Corp.	3,291,078
21,653	Edison International	1,282,074
11,995	Entergy Corp.	819,978
21,054	Eversource Energy^	1,075,228
61,616	Exelon Corp.	1,711,076
27,992	FirstEnergy Corp.	888,186
30,889	NextEra Energy, Inc.	3,209,058
16,805	Pepco Holdings, Inc.	437,098
7,350	Pinnacle West Capital Corp.	473,928
45,020	PPL Corp.	1,536,533
60,910	Southern Co. (The)	2,849,979
34,012	Xcel Energy, Inc.^	1,221,371

		20,713,661

Electrical Equipment (0.4%):
16,022	AMETEK, Inc.^	858,619
31,113	Eaton Corp. plc	1,619,121
43,769	Emerson Electric Co.^	2,093,471
8,846	Rockwell Automation, Inc.^	907,688

		5,478,899

Electronic Equipment, Instruments & Components (0.4%):
20,615	Amphenol Corp., Class A^	1,076,721
79,337	Corning, Inc.	1,450,280
9,294	FLIR Systems, Inc.	260,883
25,890	TE Connectivity, Ltd.	1,672,753

		4,460,637

Energy Equipment & Services (1.0%):
29,219	Baker Hughes, Inc.	1,348,457
12,876	Cameron International Corp.*	813,763
4,551	Diamond Offshore Drilling, Inc.^	96,026
15,576	Ensco plc, Class A, ADR^	239,715
15,383	FMC Technologies, Inc.*	446,261
57,352	Halliburton Co.	1,952,262
7,155	Helmerich & Payne, Inc.	383,150

Continued

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
25,184	National-Oilwell Varco, Inc.^	$843,412
84,370	Schlumberger, Ltd.	5,884,807
22,639	Transocean, Ltd.^	280,271

		12,288,124

Food & Staples Retailing (2.2%):
29,238	Costco Wholesale Corp.	4,721,937
74,280	CVS Health Corp.^	7,262,355
65,278	Kroger Co. (The)	2,730,579
35,180	Sysco Corp.^	1,442,380
58,318	Walgreens Boots Alliance, Inc.	4,966,069
105,166	Wal-Mart Stores, Inc.	6,446,676
22,889	Whole Foods Market, Inc.	766,782

		28,336,778

Food Products (1.7%):
40,023	Archer-Daniels-Midland Co.	1,468,044
11,813	Campbell Soup Co.^	620,773
28,818	ConAgra Foods, Inc.^	1,214,967
39,916	General Mills, Inc.	2,301,557
9,630	Hershey Co.^	859,670
8,952	Hormel Foods Corp.^	707,924
7,975	J.M. Smucker Co. (The)	983,637
17,113	Kellogg Co.^	1,236,757
7,784	Keurig Green Mountain, Inc.	700,404
39,879	Kraft Heinz Co. (The)	2,901,596
7,725	McCormick & Co.	660,951
13,213	Mead Johnson Nutrition Co.^	1,043,166
106,497	Mondelez International, Inc., Class A	4,775,324
19,826	Tyson Foods, Inc., Class A^	1,057,321

		20,532,091

Gas Utilities (0.0%):
7,954	AGL Resources, Inc.	507,545

Health Care Equipment & Supplies (2.1%):
99,975	Abbott Laboratories	4,489,877
36,689	Baxter International, Inc.	1,399,685
14,123	Becton, Dickinson & Co.^	2,176,213
90,137	Boston Scientific Corp.*	1,662,126
4,936	C.R. Bard, Inc.	935,076
9,329	DENTSPLY International, Inc.	567,670
14,336	Edwards Lifesciences Corp.*	1,132,257
2,504	Intuitive Surgical, Inc.*	1,367,585
94,236	Medtronic plc	7,248,634
18,939	St. Jude Medical, Inc.	1,169,862
21,108	Stryker Corp.^	1,961,778
6,493	Varian Medical Systems, Inc.*^	524,634
11,472	Zimmer Holdings, Inc.	1,176,912

		25,812,309

Health Care Providers & Services (2.6%):
23,384	Aetna, Inc.^	2,528,278
13,102	AmerisourceBergen Corp.	1,358,808
17,435	Anthem, Inc.	2,431,136
21,939	Cardinal Health, Inc.	1,958,495
17,266	CIGNA Corp.	2,526,534
11,179	DaVita, Inc.*	779,288

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
45,320	Express Scripts Holding Co.*^	$3,961,422
21,035	HCA Holdings, Inc.*	1,422,597
5,570	Henry Schein, Inc.*	881,118
9,932	Humana, Inc.	1,772,961
6,781	Laboratory Corp. of America Holdings*	838,403
15,474	McKesson, Inc.	3,051,937
5,766	Patterson Cos., Inc.^	260,681
9,592	Quest Diagnostics, Inc.^	682,375
6,548	Tenet Healthcare Corp.*^	198,404
63,924	UnitedHealth Group, Inc.	7,520,020
6,051	Universal Health Services, Inc., Class B	723,034

		32,895,491

Health Care Technology (0.1%):
20,474	Cerner Corp.*^	1,231,921

Hotels, Restaurants & Leisure (1.8%):
30,844	Carnival Corp.	1,680,381
2,091	Chipotle Mexican Grill, Inc.*^	1,003,366
7,601	Darden Restaurants, Inc.	483,728
12,921	Marriott International, Inc., Class A^	866,224
61,539	McDonald’s Corp.	7,270,217
11,431	Royal Caribbean Cruises, Ltd.^	1,156,932
99,503	Starbucks Corp.	5,973,165
11,411	Starwood Hotels & Resorts Worldwide, Inc.	790,554
7,783	Wyndham Worldwide Corp.^	565,435
5,385	Wynn Resorts, Ltd.^	372,588
28,783	Yum! Brands, Inc.	2,102,598

		22,265,188

Household Durables (0.4%):
22,102	D.R. Horton, Inc.	707,927
8,033	Garmin, Ltd.	298,587
4,741	Harman International Industries, Inc.	446,650
9,196	Leggett & Platt, Inc.^	386,416
11,998	Lennar Corp., Class A^	586,822
4,241	Mohawk Industries, Inc.*	803,202
18,019	Newell Rubbermaid, Inc.^	794,278
21,430	PulteGroup, Inc.^	381,883
5,191	Whirlpool Corp.	762,402

		5,168,167

Household Products (1.9%):
8,789	Church & Dwight Co., Inc.^	746,010
8,579	Clorox Co. (The)	1,088,075
60,038	Colgate-Palmolive Co.^	3,999,732
24,288	Kimberly-Clark Corp.	3,091,862
182,324	Procter & Gamble Co. (The)	14,478,349

		23,404,028

Independent Power and Renewable Electricity Producers (0.1%):
45,473	AES Corp. (The)^	435,177
21,070	NRG Energy, Inc.^	247,994

		683,171

Industrial Conglomerates (2.5%):
41,268	3M Co., Class B	6,216,612
39,983	Danaher Corp.	3,713,621

Continued

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
632,511	General Electric Co.^	$19,702,717
6,761	Roper Industries, Inc.	1,283,170

		30,916,120

Insurance (2.6%):
21,726	ACE, Ltd.^	2,538,683
28,598	Aflac, Inc.	1,713,020
25,953	Allstate Corp. (The)	1,611,422
82,913	American International Group, Inc.	5,138,119
18,356	Aon plc	1,692,607
4,412	Assurant, Inc.	355,342
15,148	Chubb Corp. (The)	2,009,231
9,821	Cincinnati Financial Corp.	581,109
27,652	Hartford Financial Services Group, Inc. (The)	1,201,756
16,713	Lincoln National Corp.	839,995
18,772	Loews Corp.^	720,845
34,958	Marsh & McLennan Cos., Inc.	1,938,421
74,258	MetLife, Inc.	3,579,978
18,179	Principal Financial Group, Inc.^	817,691
39,106	Progressive Corp. (The)^	1,243,571
30,170	Prudential Financial, Inc.^	2,456,140
7,763	Torchmark Corp.	443,733
20,390	Travelers Cos., Inc. (The)^	2,301,215
16,315	UnumProvident Corp.	543,126
19,956	XL Group plc	781,876

		32,507,880

Internet & Catalog Retail (2.1%):
25,759	Amazon.com, Inc.*	17,410,251
7,804	Expedia, Inc.^	970,037
28,641	Netflix, Inc.*	3,275,958
3,339	Priceline Group, Inc. (The)*	4,257,058
7,573	TripAdvisor, Inc.*^	645,598

		26,558,902

Internet Software & Services (4.1%):
11,886	Akamai Technologies, Inc.*	625,560
19,522	Alphabet, Inc., Class A*	15,188,312
19,908	Alphabet, Inc., Class C*	15,107,784
74,023	eBay, Inc.*	2,034,152
152,134	Facebook, Inc., Class A*	15,922,345
6,659	VeriSign, Inc.*^	581,730
58,221	Yahoo!, Inc.*	1,936,430

		51,396,313

IT Services (3.5%):
41,864	Accenture plc, Class A	4,374,788
4,099	Alliance Data Systems Corp.*	1,133,660
30,929	Automatic Data Processing, Inc.	2,620,305
40,743	Cognizant Technology Solutions Corp., Class A*	2,445,395
9,175	CSRA, Inc.	275,250
18,742	Fidelity National Information Services, Inc.	1,135,765
15,315	Fiserv, Inc.*	1,400,710
59,801	International Business Machines Corp.	8,229,814
66,407	MasterCard, Inc., Class A	6,465,386
21,459	Paychex, Inc.^	1,134,967
74,563	PayPal Holdings, Inc.*	2,699,181

Shares		Fair Value
Common Stocks, continued
IT Services, continued
8,915	Teradata Corp.*^	$235,534
11,284	Total System Services, Inc.	561,943
130,448	Visa, Inc., Class A	10,116,242
33,886	Western Union Co.^	606,898
63,823	Xerox Corp.	678,438

		44,114,276

Leisure Products (0.1%):
7,437	Hasbro, Inc.^	500,956
22,482	Mattel, Inc.^	610,836

		1,111,792

Life Sciences Tools & Services (0.6%):
22,318	Agilent Technologies, Inc.	933,116
9,812	Illumina, Inc.*^	1,883,364
7,513	PerkinElmer, Inc.^	402,471
26,745	Thermo Fisher Scientific, Inc.	3,793,779
5,519	Waters Corp.*	742,747

		7,755,477

Machinery (1.1%):
39,051	Caterpillar, Inc.^	2,653,905
11,071	Cummins, Inc.^	974,359
20,798	Deere & Co.^	1,586,263
10,423	Dover Corp.^	639,034
8,954	Flowserve Corp.	376,784
21,967	Illinois Tool Works, Inc.^	2,035,901
17,713	Ingersoll-Rand plc	979,352
23,560	PACCAR, Inc.^	1,116,744
9,114	Parker Hannifin Corp.^	883,876
12,126	Pentair plc^	600,601
3,864	Snap-On, Inc.	662,406
10,035	Stanley Black & Decker, Inc.	1,071,036
12,119	Xylem, Inc.^	442,344

		14,022,605

Media (2.9%):
14,585	Cablevision Systems Corp., Class A	465,262
29,059	CBS Corp., Class B	1,369,551
163,639	Comcast Corp., Class A^	9,234,148
9,877	Discovery Communications, Inc., Class A*^	263,518
17,404	Discovery Communications, Inc., Class C*^	438,929
27,466	Interpublic Group of Cos., Inc. (The)	639,408
25,391	News Corp., Class A^	339,224
7,183	News Corp., Class B^	100,275
16,173	Omnicom Group, Inc.^	1,223,649
6,476	Scripps Networks Interactive, Class A^	357,540
15,079	Tegna, Inc.^	384,816
18,991	Time Warner Cable, Inc., Class A	3,524,540
53,621	Time Warner, Inc., Class A	3,467,670
78,460	Twenty-First Century Fox, Inc.^	2,130,974
28,739	Twenty-First Century Fox, Inc., Class B	782,563
23,151	Viacom, Inc., Class B^	952,895
101,914	Walt Disney Co. (The)	10,709,122

		36,384,084

Continued

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Metals & Mining (0.2%):
87,314	Alcoa, Inc.^	$861,789
77,470	Freeport-McMoRan Copper & Gold, Inc.^	524,472
35,235	Newmont Mining Corp.	633,878
21,204	Nucor Corp.^	854,521

		2,874,660

Multiline Retail (0.6%):
19,497	Dollar General Corp.	1,401,249
15,654	Dollar Tree, Inc.*^	1,208,802
12,719	Kohl’s Corp.^	605,806
21,067	Macy’s, Inc.	736,924
9,117	Nordstrom, Inc.^	454,118
41,282	Target Corp.^	2,997,486

		7,404,385

Multi-Utilities (1.1%):
16,127	Ameren Corp.	697,170
28,568	CenterPoint Energy, Inc.	524,508
18,309	CMS Energy Corp.	660,589
19,662	Consolidated Edison, Inc.^	1,263,677
39,892	Dominion Resources, Inc.^	2,698,295
11,948	DTE Energy Co.	958,110
21,016	NiSource, Inc.	410,022
32,867	PG&E Corp.	1,748,196
33,639	Public Service Enterprise Group, Inc.	1,301,493
9,500	SCANA Corp.^	574,655
15,702	Sempra Energy^	1,476,145
15,659	TECO Energy, Inc.	417,312
20,961	WEC Energy Group, Inc.^	1,075,509

		13,805,681

Oil, Gas & Consumable Fuels (5.3%):
33,845	Anadarko Petroleum Corp.	1,644,190
25,332	Apache Corp.^	1,126,514
27,460	Cabot Oil & Gas Corp.	485,767
34,391	Chesapeake Energy Corp.^	154,760
126,223	Chevron Corp.^	11,355,021
6,242	Cimarex Energy Co.	557,910
26,076	Columbia Pipeline Group, Inc.	521,520
82,744	ConocoPhillips^	3,863,317
15,306	CONSOL Energy, Inc.^	120,917
25,681	Devon Energy Corp.	821,792
36,831	EOG Resources, Inc.	2,607,266
10,095	EQT Corp.^	526,252
279,195	Exxon Mobil Corp.	21,763,251
16,147	Hess Corp.	782,807
122,716	Kinder Morgan, Inc.	1,830,923
44,855	Marathon Oil Corp.^	564,724
35,790	Marathon Petroleum Corp.	1,855,354
11,090	Murphy Oil Corp.^	248,971
10,688	Newfield Exploration Co.*	348,001
28,331	Noble Energy, Inc.	932,940
51,187	Occidental Petroleum Corp.	3,460,753
13,851	ONEOK, Inc.	341,566
31,934	Phillips 66	2,612,201
10,018	Pioneer Natural Resources Co.^	1,256,057

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
11,060	Range Resources Corp.^	$272,187
25,554	Southwestern Energy Co.*^	181,689
44,598	Spectra Energy Corp.^	1,067,676
8,068	Tesoro Corp.	850,125
32,269	Valero Energy Corp.	2,281,741
45,413	Williams Cos., Inc. (The)	1,167,114

		65,603,306

Personal Products (0.1%):
15,052	Estee Lauder Co., Inc. (The), Class A	1,325,479

Pharmaceuticals (5.6%):
26,432	Allergan plc*	8,260,000
111,884	Bristol-Myers Squibb Co.	7,696,500
65,406	Eli Lilly & Co.	5,511,110
13,873	Endo International plc*	849,305
185,390	Johnson & Johnson Co.	19,043,260
7,742	Mallinckrodt plc*^	577,785
187,218	Merck & Co., Inc.	9,888,855
27,703	Mylan NV*	1,497,901
9,750	Perrigo Co. plc	1,410,825
413,626	Pfizer, Inc.	13,351,847
30,580	Zoetis, Inc.	1,465,394

		69,552,782

Professional Services (0.3%):
2,402	Dun & Bradstreet Corp.^	249,640
7,941	Equifax, Inc.	884,389
24,399	Nielsen Holdings plc^	1,136,993
8,983	Robert Half International, Inc.^	423,459
10,326	Verisk Analytics, Inc., Class A*^	793,863

		3,488,344

Real Estate Investment Trusts (REITs) (2.6%):
28,380	American Tower Corp.	2,751,441
10,389	Apartment Investment & Management Co., Class A	415,872
9,173	AvalonBay Communities, Inc.	1,689,024
10,300	Boston Properties, Inc.	1,313,662
22,369	Crown Castle International Corp.	1,933,800
4,153	Equinix, Inc.^	1,255,867
24,408	Equity Residential Property Trust	1,991,449
4,384	Essex Property Trust, Inc.^	1,049,573
38,996	General Growth Properties, Inc.	1,061,081
31,189	HCP, Inc.^	1,192,667
50,345	Host Hotels & Resorts, Inc.^	772,292
12,878	Iron Mountain, Inc.^	347,835
27,422	Kimco Realty Corp.	725,586
8,982	Macerich Co. (The)	724,758
11,703	Plum Creek Timber Co., Inc.	558,467
34,927	ProLogis, Inc.	1,499,067
9,862	Public Storage, Inc.	2,442,817
16,739	Realty Income Corp.^	864,235
20,738	Simon Property Group, Inc.	4,032,297
6,683	SL Green Realty Corp.	755,045
22,169	Ventas, Inc.^	1,250,997
11,817	Vornado Realty Trust	1,181,227

Continued

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
23,717	Welltower, Inc.^	$1,613,468
34,500	Weyerhaeuser Co.^	1,034,310

		32,456,837

Real Estate Management & Development (0.1%):
19,326	CBRE Group, Inc.*	668,293

Road & Rail (0.7%):
65,339	CSX Corp.	1,695,547
6,130	J.B. Hunt Transport Services, Inc.^	449,697
7,338	Kansas City Southern^	547,928
20,116	Norfolk Southern Corp.	1,701,612
3,523	Ryder System, Inc.	200,212
57,231	Union Pacific Corp.	4,475,465

		9,070,461

Semiconductors & Semiconductor Equipment (2.4%):
20,896	Analog Devices, Inc.	1,155,967
77,009	Applied Materials, Inc.^	1,437,758
17,584	Avago Technologies, Ltd.^	2,552,318
37,597	Broadcom Corp., Class A	2,173,859
5,001	First Solar, Inc.*	330,016
316,100	Intel Corp.^	10,889,645
10,507	KLA-Tencor Corp.	728,660
10,589	Lam Research Corp.	840,978
15,898	Linear Technology Corp.^	675,188
13,624	Microchip Technology, Inc.^	634,061
72,745	Micron Technology, Inc.*	1,030,069
34,319	NVIDIA Corp.^	1,131,154
9,480	Qorvo, Inc.*^	482,532
12,682	Skyworks Solutions, Inc.^	974,358
68,037	Texas Instruments, Inc.	3,729,108
17,376	Xilinx, Inc.	816,151

		29,581,822

Software (4.2%):
33,804	Activision Blizzard, Inc.^	1,308,553
33,421	Adobe Systems, Inc.*	3,139,569
15,067	Autodesk, Inc.*	918,032
21,190	CA, Inc.	605,186
10,317	Citrix Systems, Inc.*	780,481
20,846	Electronic Arts, Inc.*	1,432,537
17,690	Intuit, Inc.	1,707,085
535,712	Microsoft Corp.	29,721,303
214,568	Oracle Corp.	7,838,169
12,190	Red Hat, Inc.*	1,009,454
41,820	Salesforce.com, Inc.*	3,278,688
45,350	Symantec Corp.	952,350

		52,691,407

Specialty Retail (2.5%):
4,872	Advance Auto Parts, Inc.	733,285
5,219	AutoNation, Inc.*^	311,366
2,058	AutoZone, Inc.*^	1,526,851
11,412	Bed Bath & Beyond, Inc.*^	550,629
19,983	Best Buy Co., Inc.^	608,482
13,581	CarMax, Inc.*^	732,967
7,234	GameStop Corp., Class A^	202,841

Shares or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail, continued
15,351	Gap, Inc. (The)^	$379,170
84,968	Home Depot, Inc. (The)	11,237,017
17,146	L Brands, Inc.^	1,642,930
61,319	Lowe’s Cos., Inc.	4,662,696
6,630	O’Reilly Automotive, Inc.*	1,680,175
27,145	Ross Stores, Inc.	1,460,672
5,333	Signet Jewelers, Ltd.	659,639
42,570	Staples, Inc.	403,138
7,480	Tiffany & Co.^	570,649
44,925	TJX Cos., Inc. (The)	3,185,632
9,052	Tractor Supply Co.^	773,946
5,823	Urban Outfitters, Inc.*^	132,473

		31,454,558

Technology Hardware, Storage & Peripherals (4.0%):
373,868	Apple, Inc.	39,353,345
129,925	EMC Corp.	3,336,474
120,364	Hewlett Packard Enterprise Co.^	1,829,533
120,364	HP, Inc.	1,425,110
19,978	NetApp, Inc.^	530,016
13,447	SanDisk Corp.	1,021,838
20,131	Seagate Technology plc^	738,002
15,373	Western Digital Corp.	923,149

		49,157,467

Textiles, Apparel & Luxury Goods (0.9%):
18,333	Coach, Inc.^	600,039
2,890	Fossil Group, Inc.*^	105,658
26,638	Hanesbrands, Inc.^	783,956
12,344	Michael Kors Holdings, Ltd.*	494,501
90,408	Nike, Inc., Class B	5,650,501
5,480	PVH Corp.^	403,602
4,005	Ralph Lauren Corp.	446,477
12,000	Under Armour, Inc., Class A*^	967,320
22,752	VF Corp.	1,416,312

		10,868,366

Tobacco (1.6%):
131,489	Altria Group, Inc.	7,653,975
103,829	Philip Morris International, Inc.^	9,127,607
55,376	Reynolds American, Inc.	2,555,602

		19,337,184

Trading Companies & Distributors (0.2%):
19,317	Fastenal Co.^	788,520
6,220	United Rentals, Inc.*^	451,199
3,871	W.W. Grainger, Inc.^	784,226

		2,023,945

Total Common Stocks (Cost $656,285,555)		1,199,590,241

Securities Held as Collateral for Securities on Loan (11.4%):
$142,171,508	AZL S&P 500 Index Fund Securities Lending Collateral Account(a)	142,171,508

Total Securities Held as Collateral for Securities on Loan (Cost $142,171,508)		142,171,508

Continued

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Unaffiliated Investment Company (3.6%):
44,726,223	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$44,726,223

Total Unaffiliated Investment Company (Cost $44,726,223)		44,726,223

Total Investment Securities (Cost $843,183,286)(c) —111.5%		1,386,487,972
Net other assets (liabilities) — (11.5)%		(142,900,094)

Net Assets — 100.0%		$1,243,587,878

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American	Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $137,962,287.

+	Affiliated Security

#	All or a portion of the security has been pledged as collateral for open derivative positions.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/18/16	446	$45,389,420	$(294,958)

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$841,500,438
Investments in affiliates, at cost	1,682,848

Total Investment securities, at cost	$843,183,286

Investments in non-affiliates, at value	$1,383,604,108
Investments in affiliates, at value	2,883,864

Total Investment securities, at value*	$1,386,487,972
Interest and dividends receivable	1,642,997
Reclaims receivable	2,911

Total Assets	1,388,133,880

Liabilities:
Cash overdraft	306,097
Payable for investments purchased	152,930
Payable for capital shares redeemed	899,181
Payable for collateral received on loaned securities	142,171,508
Payable for variation margin on futures contracts	428,160
Manager fees payable	179,673
Administration fees payable	30,211
Distribution fees payable	259,961
Custodian fees payable	11,590
Administrative and compliance services fees payable	4,222
Trustee fees payable	3,103
Other accrued liabilities	99,366

Total Liabilities	144,546,002

Net Assets	$1,243,587,878

Net Assets Consist of:
Capital	$573,469,632
Accumulated net investment income/(loss)	22,679,581
Accumulated net realized gains/(losses) from investment transactions	104,428,937
Net unrealized appreciation/(depreciation) on investments	543,009,728

Net Assets	$1,243,587,878

Class 1
Net Assets	$20,021,706
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,398,748
Net Asset Value (offering and redemption price per share)	$14.31

Class 2
Net Assets	$1,223,566,172
Shares of beneficial interest (unlimited number of shares authorized, no par value)	85,982,517
Net Asset Value (offering and redemption price per share)	$14.23

*	Includes securities on loan of $137,962,287.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$28,908,017
Dividends from affiliates	81,691
Income from securities lending	346,080
Foreign withholding tax	(4,410)

Total Investment Income	29,331,378

Expenses:
Manager fees	2,415,867
Administration fees	371,944
Distribution fees — Class 2	3,500,689
Custodian fees	46,161
Administrative and compliance services fees	22,433
Trustee fees	76,487
Professional fees	75,589
Shareholder reports	43,188
Other expenses	330,496

Total expenses	6,882,854

Net Investment Income/(Loss)	22,448,524

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	173,184,902
Net realized gains/(losses) from affiliated transactions	537,629
Net realized gains/(losses) on futures contracts	1,923,220
Change in net unrealized appreciation/depreciation on investments	(167,787,596)

Net Realized/Unrealized Gains/(Losses) on Investments	7,858,155

Change in Net Assets Resulting From Operations	$30,306,679

See accompanying notes to the financial statements.

11

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$22,448,524	$25,292,465
Net realized gains/(losses) on investment transactions	175,645,751	16,497,975
Change in unrealized appreciation/depreciation on investments	(167,787,596)	167,334,457

Change in net assets resulting from operations	30,306,679	209,124,897

Distributions to Shareholders:
From net investment income:
Class 1	(476,920)	(264,526)
Class 2	(24,593,044)	(19,712,701)

Change in net assets resulting from distributions to shareholders	(25,069,964)	(19,977,227)

Capital Transactions:
Class 1
Proceeds from shares issued	1,303,176	2,319,500
Proceeds from dividends reinvested	476,921	264,526
Value of shares redeemed	(2,832,177)	(2,824,368)

Total Class 1	(1,052,080)	(240,342)

Class 2
Proceeds from shares issued	176,236,762	148,739,164
Proceeds from dividends reinvested	24,593,044	19,712,701
Value of shares redeemed	(726,649,471)	(159,158,737)

Total Class 2	(525,819,665)	9,293,128

Change in net assets resulting from capital transactions	(526,871,745)	9,052,786

Change in net assets	(521,635,030)	198,200,456
Net Assets:
Beginning of period	1,765,222,908	1,567,022,452

End of period	$1,243,587,878	$1,765,222,908

Accumulated net investment income/(loss)	$22,679,581	$25,393,899

Share Transactions:
Class 1
Shares issued	90,376	168,399
Dividends reinvested	34,939	19,017
Shares redeemed	(195,601)	(210,215)

Total Class 1 Shares	(70,286)	(22,799)

Class 2
Shares issued	12,219,882	11,227,373
Dividends reinvested	1,809,643	1,425,358
Shares redeemed	(49,122,787)	(11,729,494)

Total Class 2 Shares	(35,093,262)	923,237

Change in shares	(35,163,548)	900,438

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Net Asset Value, Beginning of Period	$14.50	$12.96	$9.95	$8.71	$8.68

Investment Activities:
Net Investment Income/(Loss)	0.27 (a)	0.24 (a)	0.21 (a)	0.19 (a)	0.16 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.12)	1.49	2.96	1.17	—

Total from Investment Activities	0.15	1.73	3.17	1.36	0.16

Dividends to Shareholders From:
Net Investment Income	(0.34)	(0.19)	(0.16)	(0.12)	(0.13)

Total Dividends	(0.34)	(0.19)	(0.16)	(0.12)	(0.13)

Net Asset Value, End of Period	$14.31	$14.50	$12.96	$9.95	$8.71

Total Return(b)	1.16%	13.41%	32.02%	15.66%	1.88%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$20,022	$21,304	$19,334	$14,828	$13,488
Net Investment Income/(Loss)	1.86%	1.76%	1.81%	2.00%	1.79%
Expenses Before Reductions(c)	0.24%	0.24%	0.24%	0.26%	0.27%
Expenses Net of Reductions(d)	0.24%	0.24%	0.24%	0.26%	0.26%
Portfolio Turnover Rate(e)	8%	3%	4%	3%	2%
Class 2
Net Asset Value, Beginning of Period	$14.40	$12.88	$9.90	$8.67	$8.65

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.20 (a)	0.18 (a)	0.17 (a)	0.14 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.11)	1.48	2.94	1.17	(0.01)

Total from Investment Activities	0.12	1.68	3.12	1.34	0.13

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.16)	(0.14)	(0.11)	(0.11)

Total Dividends	(0.29)	(0.16)	(0.14)	(0.11)	(0.11)

Net Asset Value, End of Period	$14.23	$14.40	$12.88	$9.90	$8.67

Total Return(b)	0.95%	13.12%	31.66%	15.42%	1.55%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,223,566	$1,743,919	$1,547,689	$1,019,853	$732,892
Net Investment Income/(Loss)	1.58%	1.51%	1.56%	1.77%	1.56%
Expenses Before Reductions(c)	0.49%	0.49%	0.49%	0.51%	0.52%
Expenses Net of Reductions(d)	0.49%	0.49%	0.49%	0.51%	0.51%
Portfolio Turnover Rate(e)	8%	3%	4%	3%	2%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $139.8 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $34,256 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $45.4 million as of December 31, 2015. The monthly average notional amount for these contracts was $45.8 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$294,958

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$1,923,220	$(550,532)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
BlackRock Inc., Class A	$4,313,604	$135,747	$(1,457,067)	$2,883,864	$81,691

	$4,313,604	$135,747	$(1,457,067)	$2,883,864	$81,691

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2015

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $15,312 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$1,199,590,241	$—	$1,199,590,241
Securities Held as Collateral for Securities on Loan	—	142,171,508	142,171,508
Unaffiliated Investment Company	44,726,223	—	44,726,223

Total Investment Securities	1,244,316,464	142,171,508	1,386,487,972

Other Financial Instruments:*
Futures Contracts	(294,958)	—	(294,958)

Total Investments	$1,244,021,506	$142,171,508	$1,386,193,014

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$105,322,081	$639,269,245

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2015

securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $859,045,740. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$561,408,217
Unrealized depreciation	(33,965,985)

Net unrealized appreciation/(depreciation)	$527,442,232

During the year ended December 31, 2015, the Fund utilized $57,889,451 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$25,069,964	$—	$25,069,964

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$19,977,227	$—	$19,977,227

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$22,679,581	$119,996,433	$—	$527,442,232	$670,118,246

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL S&P 500 Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

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Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Schroder Emerging Markets Equity Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 21

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned -12.88%. That compared to a -14.60% total return for its benchmark, the MSCI Emerging Markets Index1.

Emerging markets equities posted a large loss for the period, underperforming developed markets for a third consecutive year. The main drivers of that poor performance were an appreciating U.S. dollar, which was related to the prospect of tighter liquidity due to U.S. monetary policy, and concerns about the state of the Chinese economy.

The strengthening U.S. dollar put pressure on foreign currencies and was a major contributor to declines in most overseas markets, including emerging markets. Anticipation of an interest rate increase by the U.S. Federal Reserve (the Fed) stoked fears of tightening global liquidity, which hurt credit-sensitive countries such as Turkey (down 32%) and South Africa (down 25%). Each delay in the rate increase resulted in a partial recovery in those same countries, however, and contributed to a volatile period in emerging market equities.

Questions about the Chinese economy and an uncertainty about currency policy also triggered volatility. Chinese authorities implemented a round of stimulus efforts at the start of the year, which helped push up prices on Chinese equities held by Chinese investors. There was a spill over effect on Chinese shares held by foreign investors as well. The resulting bubble burst in the second quarter. Concerns around the health of the economy, further fuelled by an unexpected devaluation of the renminbi in the late summer, weighed on the Chinese market but also on regional trading partners and economies sensitive to energy demand such as Malaysia (down 20%). Low crude oil and commodity prices put pressure on net exporting countries such as Brazil (down 41%) and Columbia (down 42%). Despite concerns about China, the Chinese market fell by 8% and outperformed many peers.

Only two countries posted gains for the period. Hungary (up 36%) benefited from improving eurozone growth and strong performance from a single index holding. Russia (up 4%) benefited from stability in the Ukraine crisis and a rebound from the previous period, even as weak energy prices continued to generate a headwind.

In general, the highest growth and the more expensive stocks outperformed value opportunities for the year, and the Fund benefited from a bias towards quality and large-cap holdings.*

The Fund outperformed its benchmark for the period primarily due to stock selection, particularly in Taiwan, China and India. In Taiwan, holdings of two high-end smartphone component manufacturers added to relative results. In China, holdings of an Internet services company and an insurance group outperformed, as these somewhat higher-quality holdings weathered the volatility in China well. In India, holdings of an auto parts manufacturer and a bank benefited from positive investor sentiment carried over from the prospect of ongoing reform in the country.*

The Fund’s country allocation decisions also added to relative results. In particular, a decision to hold a larger-than-benchmark position in China helped as that country outperformed the broader index. A lower-than-benchmark exposure to South Africa and an overweight position in Hungary also benefited.*

Certain county allocation decisions detracted from relative returns, however. An overweight position in Turkey dragged on relative results as the country was hurt more by political uncertainty and the prospect of tightening liquidity than it was helped by cheap energy prices as a net energy importer. The Fund held an underweight position in Russia to begin the year, which caused it to miss some of that country’s gains for the period.*

Stock selection in South Korea hurt relative results as well. Overweight positions in one of the country’s largest bank holding companies and a semiconductor supplier dragged on returns as these companies suffered from the increased trading competition in the region as China and Japan devalued their respective currencies.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	-12.69%	-6.65%	-3.90%	-1.03%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	-12.88%	-6.85%	-4.14%	0.36%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	-14.60%	-6.42%	-4.47%	2.09%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	-14.92%	-6.76%	-4.81%	1.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.46%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.71%

Expense Ratios are based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 1.00%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Schroder Emerging Markets Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$848.80	$6.10	1.31%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$848.00	$7.27	1.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$1,018.60	$6.67	1.31%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,017.34	$7.93	1.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	29.1%
Information Technology	28.2
Consumer Discretionary	13.8
Telecommunication Services	6.2
Energy	6.0
Industrials	5.2
Consumer Staples	3.7
Health Care	2.8
Materials	2.7
Utilities	1.3

Total Common Stocks and Preferred Stocks	99.0
Securities Held as Collateral for Securities on Loan	3.6
Money Market	1.1

Total Investment Securities	103.7
Net other assets (liabilities)	(3.7)

Net Assets	100.0%

3

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks (98.4%):
Aerospace & Defense (0.7%):
46,868	Embraer SA, ADR	$1,384,481

Auto Components (0.7%):
6,033	Hyundai Mobis Co., Ltd.	1,259,359

Automobiles (5.1%):
1,258,000	Brilliance China Automotive Holdings, Ltd.	1,577,166
426,200	Chongqing Changan Automobile Co., Ltd., Class B	935,418
29,692	Hyundai Motor Co.	3,742,151
38,628	Maruti Suzuki India, Ltd.	2,690,863
150,471	Tata Motors, Ltd.*	884,887

		9,830,485

Banks (17.7%):
475,651	Akbank T.A.S.	1,092,802
45,343	Banco Santander Chile, ADR	799,851
27,873	Bank Pekao SA	1,018,190
11,628,832	China Construction Bank	7,894,774
187,556	Commercial International Bank Egypt SAE	912,389
29,930	Commercial International Bank Egypt SAE, GDR	128,738
128,557	DGB Financial Group, Inc.	1,095,065
398,751	Grupo Financiero Banorte SAB de C.V.	2,198,593
83,317	Hana Financial Holdings Group, Inc.	1,668,931
236,967	HDFC Bank, Ltd.	3,860,112
2,859,385	Industrial & Commercial Bank of China	1,712,661
383,686	Itau Unibanco Banco Multiplo SA, ADR^	2,497,796
379,400	Kasikornbank Public Co., Ltd.	1,584,922
482	Komercni Banka AS	95,578
384,202	National Bank of Kuwait	1,013,471
142,112	OTP Bank Nyrt	2,938,585
67,924	Powszechna Kasa Oszczednosci Bank Polski SA*	473,625
356,543	Sberbank of Russia, ADR	2,064,384
32,166	Shinhan Financial Group Co., Ltd.	1,082,854

		34,133,321

Beverages (1.3%):
158,111	Ambev SA, ADR	705,175
19,317	Fomento Economico Mexicano SAB de C.V., ADR	1,783,925

		2,489,100

Biotechnology (0.1%):
505	Medy-Tox, Inc.	217,485

Chemicals (1.6%):
11,386	LG Chem, Ltd.	3,145,410

Commercial Services & Supplies (0.6%):
13,840	S1 Corp.	1,168,537

Construction Materials (0.3%):
14,815	Ultra Tech Cement, Ltd.	620,651

Diversified Consumer Services (0.3%):
17,769	New Oriental Education & Technology Group, Inc., ADR	557,414

Diversified Telecommunication Services (1.5%):
1,000,000	China Unicom (Hong Kong), Ltd.	1,212,672
98,980	Hellenic Telecommunications Organization SA (OTE)	991,786
72,974	Telefonica Brasil SA, ADR	658,955

		2,863,413

Shares		Fair Value

Common Stocks, continued
Electric Utilities (0.8%):
89,700	Enersis SA, ADR	$1,089,855
9,394	Korea Electric Power Corp., Ltd.	398,966

		1,488,821

Electrical Equipment (0.6%):
187,000	Zhuzhou CSR Times Electric Co., Ltd.	1,077,433

Electronic Equipment, Instruments & Components (2.4%):
1,525,054	Hon Hai Precision Industry Co., Ltd.	3,730,681
10,242	LG Innotek Co., Ltd.	854,086

		4,584,767

Food & Staples Retailing (0.9%):
7,311	Magnit PJSC, Registered Shares, GDR	292,475
3,929	X5 Retail Group NV, GDR*	74,471
69,997	X5 Retail Group NV, Registered Shares, GDR*	1,305,444

		1,672,390

Health Care Equipment & Supplies (0.5%):
34,545	Mindray Medical International, Ltd., ADR	936,860

Hotels, Restaurants & Leisure (1.3%):
964,260	MINI International Public Co., Ltd.	963,859
19,847	Yum! Brands, Inc.	1,449,823

		2,413,682

Household Durables (0.8%):
21,996	Coway Co., Ltd.	1,569,234

Independent Power and Renewable Electricity Producers (0.5%):
507,000	China Longyuan Power Group Corp.	380,285
16,522	Empresa Nacional de Electricidad SA, ADR	612,305

		992,590

Industrial Conglomerates (2.1%):
377,905	KOC Holdings AS	1,416,453
21,720	LG Corp.	1,301,347
4,204	Samsung C&T Corp.*	496,572
41,770	SM Investments Corp.	765,314

		3,979,686

Insurance (9.0%):
910,000	AIA Group, Ltd.	5,421,553
125,000	BB Seguridade Participacoes SA	768,963
2,143,781	Cathay Financial Holding Co., Ltd.	3,000,978
813,000	China Life Insurance Co., Ltd.	2,615,529
956,000	China Pacific Insurance Group Co., Ltd., H Shares	3,921,612
61,415	Powszechny Zaklad Ubezpieczen SA	530,669
4,373	Samsung Fire & Marine Insurance Co., Ltd.	1,136,112

		17,395,416

Internet & Catalog Retail (1.1%):
67,961	JD.com, Inc., ADR *^	2,192,762

Internet Software & Services (9.5%):
32,927	Alibaba Group Holding, Ltd., ADR*^	2,675,977
6,164	Baidu, Inc., ADR*	1,165,242
1,486	Mail.ru Group, Ltd., GDR*	33,413
45,076	Mail.ru Group, Ltd., Registered Shares, GDR*	1,013,556
4,909	NHN Corp.	2,734,450

Continued

4

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Common Stocks, continued
Internet Software & Services, continued
551,300	Tencent Holdings, Ltd.	$10,755,133

		18,377,771

IT Services (2.9%):
141,800	Cielo SA	1,204,314
546	Luxoft Holding, Inc.	42,113
21,053	Luxoft Holding, Inc.*^	1,623,818
72,495	Tata Consultancy Services, Ltd.	2,660,740

		5,530,985

Machinery (0.4%):
189,000	WEG SA	714,425

Media (2.0%):
27,531	Naspers, Ltd.	3,767,765

Metals & Mining (0.8%):
77,278	MMC Norilsk Nickel PJSC, ADR	981,044
4,212	POSCO	599,322

		1,580,366

Multiline Retail (1.3%):
9,399	Hyundai Department Store Co., Ltd.	1,008,405
246,225	Woolworths Holdings, Ltd.	1,592,641

		2,601,046

Oil, Gas & Consumable Fuels (6.0%):
8,196,400	China Petroleum & Chemical Corp., H Shares	4,919,532
49,994	LUKOIL PJSC, ADR	1,624,055
13,550	NovaTek OAO, Registered Shares, GDR	1,110,755
19,547	Polski Koncern Naftowy Orlen SA	336,447
19,538	Sasol, Ltd.	526,818
6,999	SK Energy Co., Ltd.*	764,666
39,845	Tupras-Turkiye Petrol Rafine*	951,205
81,142	Ultrapar Participacoes SA	1,240,211

		11,473,689

Personal Products (1.5%):
8,008	Amorepacific Corp.	2,813,015

Pharmaceuticals (2.2%):
69,424	Lupin, Ltd.	1,917,323
183,972	Sun Pharmaceutical Industries, Ltd.	2,267,786
639	Yuhan Corp.	147,795

		4,332,904

Real Estate Management & Development (2.3%):
1,363,800	Ayala Land, Inc.	996,072
2,240,985	Emaar Properties PJSC	3,453,539

		4,449,611

Shares or Principal Amount		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment (7.3%):
2,034,000	Advanced Semiconductor Engineering, Inc.	$2,325,336
693,000	Chipbond Technology Corp.	995,666
72,843	SK Hynix, Inc.	1,880,967
2,044,110	Taiwan Semiconductor Manufacturing Co., Ltd.	8,822,103

		14,024,072

Specialty Retail (0.1%):
2,523	Hotel Shilla Co., Ltd.	165,116

Technology Hardware, Storage & Peripherals (6.3%):
224,000	Catcher Technology Co., Ltd.	1,875,834
9,604	Samsung Electronics Co., Ltd.	10,257,643

		12,133,477

Textiles, Apparel & Luxury Goods (0.5%):
75,960	Eclat Textile Co., Ltd.	1,046,270

Transportation Infrastructure (0.7%):
273,856	Companhia de Concessoes Rodoviarias	868,999
58,398	Grupo Aeroporturaio del Pacifico SAB de C.V.	515,406

		1,384,405

Wireless Telecommunication Services (4.8%):
151,500	Advanced Info Service Public Co., Ltd.	635,301
578,000	China Mobile, Ltd.	6,478,106
670,000	Taiwan Mobile Co., Ltd.	2,036,097

		9,149,504

Total Common Stocks (Cost $170,539,123)		189,517,718

Preferred Stocks (0.6%):
Automobiles (0.1%):
2,834	Hyundai Motor Co., Ltd., 3.93%	251,921

Multiline Retail (0.5%):
194,300	Lojas Americanas SA, 0.26%	953,077

Total Preferred Stocks (Cost $1,252,845)		1,204,998

Securities Held as Collateral for Securities on Loan (3.6%):
$6,929,696	AZL Schroder Emerging Markets Equity Fund Securities Lending Collateral Account(a)	6,929,696

Total Securities Held as Collateral for Securities on Loan (Cost $6,929,696)		6,929,696

Unaffiliated Investment Company (1.1%):
2,179,390	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	2,179,390

Total Unaffiliated Investment Company (Cost $2,179,390)		2,179,390

Total Investment Securities (Cost $180,901,054)(c) — 103.7%		199,831,802
Net other assets (liabilities) — (3.7)%		(7,088,685)

Net Assets — 100.0%		$192,743,117

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $6,741,761.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2015

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage

Brazil	5.5%
British Virgin Islands	0.5%
Cayman Islands	1.3%
Chile	1.3%
China	16.8%
Czech Republic	—	%NM
Egypt	0.5%
Greece	0.5%
Hong Kong	8.2%
Hungary	1.5%
India	7.5%
Korea, Republic Of	4.0%
Kuwait	0.5%
Mexico	2.3%
Philippines	0.9%
Poland	1.2%
Republic of Korea (South)	15.9%
Russian Federation	3.7%
South Africa	2.9%
Switzerland	2.0%
Taiwan	11.9%
Thailand	1.6%
Turkey	1.7%
United Arab Emirates	1.7%
United Kingdom	0.8%
United States	5.3%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

6

AZL Schroder Emerging Markets Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$180,901,054

Investment securities, at value*	$199,831,802
Interest and dividends receivable	499,555
Foreign currency, at value (cost $86,421)	86,156
Receivable for investments sold	135,875
Reclaims receivable	13,999

Total Assets	200,567,387

Liabilities:
Cash overdraft	60,057
Payable for investments purchased	417,834
Payable for capital shares redeemed	47,594
Payable for collateral received on loaned securities	6,929,696
Manager fees payable	166,562
Administration fees payable	7,864
Distribution fees payable	37,225
Custodian fees payable	141,830
Administrative and compliance services fees payable	646
Trustee fees payable	474
Other accrued liabilities	14,488

Total Liabilities	7,824,270

Net Assets	$192,743,117

Net Assets Consist of:
Capital	$186,876,041
Accumulated net investment income/(loss)	1,076,608
Accumulated net realized gains/(losses) from investment transactions	(14,136,301)
Net unrealized appreciation/(depreciation) on investments	18,926,769

Net Assets	$192,743,117

Class 1
Net Assets	$20,504,917
Shares of beneficial interest (unlimited number of shares authorized, no par value)	3,395,246
Net Asset Value (offering and redemption price per share)	$6.04

Class 2
Net Assets	$172,238,200
Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,525,215
Net Asset Value (offering and redemption price per share)	$6.04

*	Includes securities on loan of $6,741,761.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$5,545,764
Income from securities lending	29,204
Foreign withholding tax	(672,606)

Total Investment Income	4,902,362

Expenses:
Manager fees	2,842,187
Administration fees	91,291
Distribution fees—Class 2	516,502
Custodian fees	458,383
Administrative and compliance services fees	3,404
Trustee fees	12,084
Professional fees	11,932
Shareholder reports	19,097
Other expenses	6,311

Total expenses before reductions	3,961,191
Less expenses voluntarily waived/reimbursed by the Manager	(373,562)

Net expenses	3,587,629

Net Investment Income/(Loss)	1,314,733

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(12,360,514)
Change in net unrealized appreciation/depreciation on investments	(18,455,961)

Net Realized/Unrealized Gains/(Losses) on Investments	(30,816,475)

Change in Net Assets Resulting From Operations	$(29,501,742)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Schroder Emerging Markets Equity Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,314,733	$2,599,452
Net realized gains/(losses) on investment transactions	(12,360,514)	8,455,489
Change in unrealized appreciation/depreciation on investments	(18,455,961)	(24,537,832)

Change in net assets resulting from operations	(29,501,742)	(13,482,891)

Distributions to Shareholders:
From net investment income:
Class 1	(316,978)	(253,318)
Class 2	(2,033,472)	(1,478,612)
From net realized gains:
Class 1	(923,853)	(44,382)
Class 2	(7,767,670)	(380,578)

Change in net assets resulting from distributions to shareholders	(11,041,973)	(2,156,890)

Capital Transactions:
Class 1
Proceeds from shares issued	119,346	75,407
Proceeds from dividends reinvested	1,240,831	297,700
Value of shares redeemed	(2,703,620)	(4,229,928)

Total Class 1	(1,343,443)	(3,856,821)

Class 2
Proceeds from shares issued	7,478,752	10,680,833
Proceeds from dividends reinvested	9,801,142	1,859,190
Value of shares redeemed	(34,119,510)	(40,235,190)

Total Class 2	(16,839,616)	(27,695,167)

Change in net assets resulting from capital transactions	(18,183,059)	(31,551,988)

Change in net assets	(58,726,774)	(47,191,769)
Net Assets:
Beginning of period	251,469,891	298,661,660

End of period	$192,743,117	$251,469,891

Accumulated net investment income/(loss)	$1,076,608	$2,349,676

Share Transactions:
Class 1
Shares issued	15,392	9,781
Dividends reinvested	207,150	36,708
Shares redeemed	(389,897)	(543,859)

Total Class 1 Shares	(167,355)	(497,370)

Class 2
Shares issued	1,059,869	1,402,596
Dividends reinvested	1,636,251	229,530
Shares redeemed	(4,848,411)	(5,180,975)

Total Class 2 Shares	(2,152,291)	(3,548,849)

Change in shares	(2,319,646)	(4,046,219)

See accompanying notes to the financial statements.

8

AZL Schroder Emerging Markets Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Net Asset Value, Beginning of Period	$7.35	$7.81	$8.05	$7.08	$8.76

Investment Activities:
Net Investment Income/(Loss)	0.07	0.10	0.09	0.08	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(1.00)	(0.48)	(0.25)	1.39	(1.61)

Total from Investment Activities	(0.93)	(0.38)	(0.16)	1.47	(1.49)

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.07)	(0.08)	(0.08)	(0.08)
Net Realized Gains	(0.28)	(0.01)	—	(0.42)	(0.11)

Total Dividends	(0.38)	(0.08)	(0.08)	(0.50)	(0.19)

Net Asset Value, End of Period	$6.04	$7.35	$7.81	$8.05	$7.08

Total Return(a)	(12.69)%	(4.96)%	(1.96)%	21.52%	(17.09)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$20,505	$26,194	$31,711	$36,970	$34,046
Net Investment Income/(Loss)	0.86%	1.14%	1.04%	0.99%	1.28%
Expenses Before Reductions(b)	1.49%	1.46%	1.45%	1.43%	1.45%
Expenses Net of Reductions	1.33%	1.31%	1.30%	1.28%	1.25%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.33%	1.31%	1.30%	1.28%	1.25%
Portfolio Turnover Rate(d)	45%	58%	49%	51%	66%

Class 2
Net Asset Value, Beginning of Period	$7.34	$7.80	$8.03	$7.07	$8.74

Investment Activities:
Net Investment Income/(Loss)	0.05	0.08	0.07	0.05	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(1.00)	(0.48)	(0.24)	1.39	(1.59)

Total from Investment Activities	(0.95)	(0.40)	(0.17)	1.44	(1.50)

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.05)	(0.06)	(0.06)	(0.06)
Net Realized Gains	(0.28)	(0.01)	—	(0.42)	(0.11)

Total Dividends	(0.35)	(0.06)	(0.06)	(0.48)	(0.17)

Net Asset Value, End of Period	$6.04	$7.34	$7.80	$8.03	$7.07

Total Return(a)	(12.88)%	(5.22)%	(2.10)%	21.04%	(17.27)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$172,238	$225,276	$266,951	$298,895	$266,106
Net Investment Income/(Loss)	0.60%	0.90%	0.79%	0.74%	1.03%
Expenses Before Reductions(b)	1.74%	1.71%	1.70%	1.68%	1.70%
Expenses Net of Reductions	1.58%	1.56%	1.55%	1.53%	1.50%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.58%	1.56%	1.55%	1.53%	1.50%
Portfolio Turnover Rate(d)	45%	58%	49%	51%	66%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

9

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Schroder Emerging Markets Equity Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $4.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,878 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Schroder Investment Management North America Inc. (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 1.00% on all assets. Prior to November 1, 2015, the Manager voluntarily reduced the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new

11

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2015

funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,381 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

12

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$1,384,481	$—	$1,384,481
Banks	7,560,624	26,572,697	34,133,321
Beverages	2,489,100	—	2,489,100
Diversified Consumer Services	557,414	—	557,414
Diversified Telecommunication Services	658,955	2,204,458	2,863,413
Electric Utilities	1,089,855	398,966	1,488,821
Health Care Equipment & Supplies	936,860	—	936,860
Hotels, Restaurants & Leisure	1,449,823	963,859	2,413,682
Independent Power and Renewable Electricity Producers	612,305	380,285	992,590
Insurance	768,963	16,626,453	17,395,416
Internet & Catalog Retail	2,192,762	—	2,192,762
Internet Software & Services	3,841,219	14,536,552	18,377,771
IT Services	1,665,931	3,865,054	5,530,985
Machinery	714,425	—	714,425
Metals & Mining	981,044	599,322	1,580,366
Oil, Gas & Consumable Fuels	1,624,055	9,849,634	11,473,689
Transportation Infrastructure	1,384,405	—	1,384,405
Other Common Stocks+	—	83,608,217	83,608,217
Preferred Stocks
Automobiles	—	251,921	251,921
Multiline Retail	953,077	—	953,077
Securities Held as Collateral for Securities on Loan	—	6,929,696	6,929,696
Unaffiliated Investment Company	2,179,390	—	2,179,390

Total Investment Securities	$33,044,688	$166,787,114	$199,831,802

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year ended December 31, 2015, there have been no significant changes to the Funds’ fair valuation methodologies. Changes in valuation techniques may result in transfers out of an investment’s assigned level within the hierarchy during the reporting period. The Trust defines a significant transfer as aggregate transfers that are greater than 2% of a Fund’s net assets. There were significant total transfers between Level 1 and Level 2 during the reporting period. Level 1 securities were valued using quoted prices from stock exchanges. Level 2 securities were valued using fair valuation methodologies. These transfers were as follows:

	Transfers from Level 2 to Level 1	Transfers from Level 1 to Level 2	Total Transfers*
AZL Schroder Emerging Markets Equity Fund	$1,077,433	$8,352,192	$9,429,625

*	Represents 3.05% of net assets as of December 31, 2015.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$102,457,099	$130,534,004

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

13

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2015

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $182,944,331. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$34,585,204
Unrealized depreciation	(17,697,733)

Net unrealized appreciation/(depreciation)	$16,887,471

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Schroder Emerging Markets Equity Fund	$11,722,500	$475,497	$12,197,997

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,350,473	$8,691,500	$11,041,973

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$1,731,930	$424,960	$2,156,890

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Schroder Emerging Markets Equity Fund	$1,179,615	$—	$(12,197,997)	$16,885,458	$5,867,076

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Schroder Emerging Markets Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 1.73% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $8,691,500.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

19

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 15

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Small Cap Stock Index Fund returned -2.49%. That compared to a -1.97% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of small-capitalization U.S. equities.*

U.S. equities started the year on a down note, in large part due to lower oil prices and the negative impact of a strong U.S. dollar on large, global exporters. Increased merger and acquisition activity and strong earnings by cyclical technology companies helped stocks rebound in February. Equity markets lost some of that momentum in March amid softening U.S. economic data. Investors shifted their focus to overseas opportunities as U.S. profit margins reached near- record highs and U.S. earnings growth weakened.

The second quarter was positive for U.S. stocks as mixed economic data paradoxically helped push equities prices higher. Increased merger and acquisition activity and record-level share buybacks also helped equities gain momentum.

That momentum carried into the first part of the third quarter thanks to strong manufacturing and construction data, and continued merger and acquisition activity. But volatility and uncertainty soon took over. Investor concerns spiked over new developments in the Greek debt crisis, a slide in oil prices and a dramatic sell-off in Chinese equities. The volatility peaked in late August at levels not seen since 2009. The market turmoil and overall uncertainty in global financial markets led the Federal Reserve to delay its much-anticipated interest rate increase. U.S. equities ended the quarter with their worst quarterly performance in more than three years.
Healthy earnings and merger and acquisition activity helped drive a strong rebound in domestic equities in October. But the gains were tempered in November and December by plunging oil prices, increasing concerns about Chinese growth and geopolitical risks, namely the Paris terror attacks and a downed Russian plane. U.S. equities posted a loss for the month of December, although they managed to preserve slight gains for the full year.

In general, small-cap stocks underperformed their large-cap counterparts for the period. From a sector perspective, health care and utilities stocks generated the strongest returns in the Index. While returns across sectors were mixed for the year, energy contributed the most downward pressure on the Index as oil prices continued to fall throughout 2015.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures dragged slightly on results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (5/1/07)
AZL® Small Cap Stock Index Fund	-2.49%	13.00%	10.88%	6.36%
S&P SmallCap 600 Index	-1.97%	13.57%	11.48%	6.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Small Cap Stock Index Fund	0.59%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Small Cap Stock Index Fund	$1,000.00	$938.60	$2.88	0.59%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.21	$3.01	0.59%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	23.5%
Industrials	16.5
Information Technology	16.2
Consumer Discretionary	13.6
Health Care	13.4
Materials	4.3
Utilities	4.0
Consumer Staples	2.8
Energy	2.5
Telecommunication Services	0.9

Total Common Stocks	97.7
Right	— ^
Securities Held as Collateral for Securities on Loan	29.4
Money Market	2.1

Total Investment Securities	129.2
Net other assets (liabilities)	(29.2)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (97.7%):
Aerospace & Defense (1.7%):
14,375	AAR Corp.	$377,919
27,869	Aerojet Rocketdyne Holdings, Inc.*	436,429
9,038	AeroVironment, Inc.*^	266,350
3,018	American Science & Engineering, Inc.^	124,885
9,491	Cubic Corp.	448,450
19,740	Curtiss-Wright Corp.	1,352,189
7,292	Engility Holdings, Inc.*^	236,844
14,373	Moog, Inc., Class A*	871,004
2,040	National Presto Industries, Inc.^	169,034
23,489	TASER International, Inc.*^	406,125

		4,689,229

Air Freight & Logistics (0.7%):
10,651	Atlas Air Worldwide Holdings, Inc.*^	440,312
11,183	Echo Global Logistics, Inc.*^	228,021
13,375	Forward Air Corp.^	575,260
15,479	Hub Group, Inc.*	510,033
39,980	UTI Worldwide, Inc.*^	281,059

		2,034,685

Airlines (0.8%):
5,654	Allegiant Travel Co.	948,911
20,473	Hawaiian Holdings, Inc.*^	723,311
21,488	Republic Airways Holdings, Inc.*	84,448
21,657	SkyWest, Inc.	411,916

		2,168,586

Auto Components (1.0%):
13,238	Dorman Products, Inc.*^	628,408
10,377	Drew Industries, Inc.^	631,856
15,553	Gentherm, Inc.*^	737,212
7,920	Motorcar Parts of America, Inc.*	267,775
8,502	Standard Motor Products, Inc.^	323,501
9,567	Superior Industries International, Inc.	176,224

		2,764,976

Automobiles (0.1%):
11,883	Winnebago Industries, Inc.^	236,472

Banks (9.1%):
11,191	Ameris Bancorp^	380,382
8,855	Banner Corp.	406,090
34,381	BBCN Bancorp, Inc.	592,041
36,342	Boston Private Financial Holdings, Inc.^	412,118
14,015	Cardinal Financial Corp.	318,841
13,825	Central Pacific Financial Corp.	304,427
6,721	City Holding Co.^	306,746
24,943	Columbia Banking System, Inc.	810,897
18,925	Community Bank System, Inc.^	755,865
42,809	CVB Financial Corp.^	724,328
76,376	F.N.B. Corp.^	1,018,856
48,659	First Bancorp*	158,142
38,835	First Commonwealth Financial Corp.	352,233
26,641	First Financial Bancorp	481,403
28,516	First Financial Bankshares, Inc.^	860,328
33,764	First Midwest Bancorp, Inc.^	622,271
6,974	First NBC Bank Holding Co.*	260,758
32,932	Glacier Bancorp, Inc.^	873,686

Shares		Fair Value
Common Stocks, continued
Banks, continued
13,912	Hanmi Financial Corp.	$329,993
26,326	Home Bancshares, Inc.^	1,066,730
11,351	Independent Bank Corp.	528,049
19,059	LegacyTexas Financial Group, Inc.	476,856
29,963	MB Financial, Inc.^	969,902
60,755	National Penn Bancshares, Inc.	749,109
18,825	NBT Bancorp, Inc.^	524,841
18,829	OFG Bancorp	137,828
49,685	Old National Bancorp^	673,729
15,180	Pinnacle Financial Partners, Inc.^	779,645
34,198	PrivateBancorp, Inc.^	1,402,801
15,014	S & T Bancorp, Inc.^	462,731
12,183	Simmons First National Corp., Class A	625,719
10,194	Southside Bancshares, Inc.^	244,860
51,883	Sterling Bancorp^	841,542
27,265	Talmer Bancorp, Inc., Class A^	493,769
19,919	Texas Capital Bancshares, Inc.*^	984,397
5,375	Tompkins Financial Corp.^	301,860
18,215	UMB Financial Corp.^	847,908
28,058	United Bankshares, Inc.^	1,037,865
25,158	United Community Banks, Inc.	490,329
11,133	Westamerica Bancorp^	520,468
30,626	Wilshire Bancorp, Inc.	353,730
21,010	Wintrust Financial Corp.^	1,019,405

		25,503,478

Biotechnology (1.4%):
18,686	Acorda Therapeutics, Inc.*^	799,386
13,271	Emergent Biosolutions, Inc.*^	530,973
5,825	Enanta Pharmaceuticals, Inc.*	192,342
7,831	Ligand Pharmaceuticals, Inc., Class B*^	849,036
42,753	Mimedx Group, Inc.*^	400,596
27,102	Momenta Pharmaceuticals, Inc.*^	402,194
14,203	Repligen Corp.*^	401,803
25,325	Spectrum Pharmaceuticals, Inc.*^	152,710

		3,729,040

Building Products (1.4%):
17,359	AAON, Inc.^	403,076
5,896	American Woodmark Corp.*	471,562
12,579	Apogee Enterprises, Inc.	547,312
12,623	Gibraltar Industries, Inc.*	321,129
16,152	Griffon Corp.	287,506
21,157	PGT, Inc.*	240,978
14,746	Quanex Building Products Corp.	307,454
17,601	Simpson Manufacturing Co., Inc.^	601,075
8,633	Universal Forest Products, Inc.	590,238

		3,770,330

Capital Markets (1.4%):
8,685	Calamos Asset Management, Inc., Class A^	84,071
22,600	Financial Engines, Inc.^	760,942
12,258	Greenhill & Co., Inc.^	350,701
15,046	HFF, Inc., Class A	467,479
25,309	Interactive Brokers Group, Inc., Class A^	1,103,473
6,922	INTL FCStone, Inc.*	231,610

Continued

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
14,969	Investment Technology Group, Inc.	$254,772
6,749	Piper Jaffray Cos., Inc.*	272,660
2,974	Virtus Investment Partners, Inc.^	349,326

		3,875,034

Chemicals (2.1%):
12,672	A. Schulman, Inc.^	388,270
10,976	American Vanguard Corp.^	153,774
13,641	Balchem Corp.^	829,372
22,456	Calgon Carbon Corp.^	387,366
23,668	Flotek Industries, Inc.*^	270,762
9,621	Futurefuel Corp.	129,884
22,035	H.B. Fuller Co.^	803,616
4,006	Hawkins, Inc.^	143,295
8,371	Innophos Holdings, Inc.	242,592
10,420	Innospec, Inc.	565,910
24,162	Intrepid Potash, Inc.*^	71,278
8,790	Koppers Holdings, Inc.*	160,418
13,348	Kraton Performance Polymers, Inc.*	221,710
8,377	LSB Industries, Inc.*^	60,733
5,811	Quaker Chemical Corp.^	448,958
18,752	Rayonier Advanced Materials, Inc.^	183,582
7,945	Stepan Co.	394,787
10,432	Tredegar Corp.	142,084

		5,598,391

Commercial Services & Supplies (2.8%):
24,291	ABM Industries, Inc.^	691,565
20,336	Brady Corp., Class A^	467,321
21,155	Brink’s Co. (The)^	610,533
16,055	Essendant, Inc.^	521,948
8,613	G&K Services, Inc., Class A	541,758
30,940	Healthcare Services Group, Inc.^	1,078,877
28,520	Interface, Inc.	545,873
14,102	Matthews International Corp., Class A	753,752
19,285	Mobile Mini, Inc.^	600,342
25,641	Tetra Tech, Inc.	667,179
6,607	UniFirst Corp.	688,449
9,474	US Ecology, Inc.^	345,233
8,579	Viad Corp.	242,185

		7,755,015

Communications Equipment (1.7%):
21,305	ADTRAN, Inc.	366,872
3,735	Bel Fuse, Inc., Class B	64,578
6,413	Black Box Corp.	61,116
15,904	CalAmp Corp.*^	316,967
6,811	Comtech Telecommunications Corp.	136,833
10,417	Digi International, Inc.*	118,545
37,374	Harmonic, Inc.*	152,112
26,306	Ixia*	326,984
20,434	Lumentum Holdings, Inc.*	449,957
13,649	NETGEAR, Inc.*	572,030
39,222	Ruckus Wireless, Inc.*^	420,068
19,243	ViaSat, Inc.*^	1,174,014
99,765	Viavi Solutions, Inc.*^	607,569

		4,767,645

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (1.2%):
15,713	Aegion Corp.*	$303,418
16,185	Comfort Systems USA, Inc.^	459,978
14,122	Dycom Industries, Inc.*^	987,975
27,142	Emcor Group, Inc.	1,303,902
8,886	MYR Group, Inc.*	183,140
11,522	Orion Marine Group, Inc.*^	48,047

		3,286,460

Construction Materials (0.2%):
32,050	Headwaters, Inc.*	540,684

Consumer Finance (0.9%):
11,073	Cash America International, Inc.^	331,636
10,302	Encore Capital Group, Inc.*^	299,582
11,589	Enova International, Inc.*	76,603
21,779	EZCORP, Inc., Class A*^	108,677
12,193	First Cash Financial Services, Inc.*^	456,384
20,499	Green Dot Corp., Class A*^	336,594
20,973	PRA Group, Inc.*^	727,554
3,750	World Acceptance Corp.*^	139,125

		2,476,155

Containers & Packaging (0.0%):
9,750	Myers Industries, Inc.	129,870

Distributors (0.8%):
9,923	Core Markt Holdngs Co., Inc.^	813,091
18,355	Pool Corp.^	1,482,716
7,906	VOXX International Corp.*^	41,586

		2,337,393

Diversified Consumer Services (0.4%):
7,022	American Public Education, Inc.*^	130,679
4,665	Capella Education Co.	215,616
28,295	Career Education Corp.*^	102,711
16,418	Regis Corp.*^	232,315
4,830	Strayer Education, Inc.*^	290,380
8,289	Universal Technical Institute, Inc.	38,627

		1,010,328

Diversified Telecommunication Services (0.8%):
38,403	8x8, Inc.*^	439,715
4,697	Atlantic Tele-Network, Inc.^	367,446
91,473	Cincinnati Bell, Inc.*	329,303
21,693	Consolidated Communications Holdings, Inc.^	454,469
12,680	General Communication, Inc., Class A*^	250,810
35,367	Iridium Communications, Inc.*^	297,436
9,618	Lumos Networks Corp.*^	107,722

		2,246,901

Electric Utilities (0.6%):
19,814	ALLETE, Inc.^	1,007,145
17,517	El Paso Electric Co.	674,405

		1,681,550

Electrical Equipment (1.1%):
11,257	AZZ, Inc.^	625,551
9,037	Encore Wire Corp.	335,182

Continued

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
19,172	EnerSys	$1,072,291
16,863	Franklin Electric Co., Inc.^	455,807
21,535	General Cable Corp.^	289,215
3,856	Powell Industries, Inc.	100,372
7,054	Vicor Corp.*	64,332

		2,942,750

Electronic Equipment, Instruments & Components (3.9%):
6,360	Agilysys, Inc.*	63,536
12,324	Anixter International, Inc.*^	744,245
6,276	Badger Meter, Inc.^	367,711
22,107	Benchmark Electronics, Inc.*	456,952
17,968	Checkpoint Systems, Inc.	112,659
10,457	Coherent, Inc.*	680,855
13,948	CTS Corp.	246,043
15,895	Daktronics, Inc.^	138,604
7,343	DTS, Inc.*	165,805
11,946	Electro Scientific Industries, Inc.*	62,000
2,562	eplus, Inc.*	238,932
13,064	Fabrinet*	311,184
7,665	FARO Technologies, Inc.*^	226,271
22,692	II-VI, Inc.*^	421,164
15,916	Insight Enterprises, Inc.*^	399,810
16,442	Itron, Inc.*^	594,872
9,654	Littlelfuse, Inc.	1,033,074
14,241	Mercury Computer Systems, Inc.*	261,465
16,748	Methode Electronics, Inc., Class A^	533,089
6,476	MTS Systems Corp.	410,643
16,355	Newport Corp.*	259,554
7,944	OSI Systems, Inc.*^	704,315
8,665	Park Electrochemical Corp.^	130,495
14,480	Plexus Corp.*	505,642
12,262	Rofin-Sinar Technologies, Inc.*^	328,376
7,889	Rogers Corp.*^	406,836
33,839	Sanmina Corp.*	696,407
11,612	ScanSource, Inc.*^	374,139
27,145	TTM Technologies, Inc.*^	176,714

		11,051,392

Energy Equipment & Services (1.4%):
29,370	Archrock, Inc.	220,862
16,744	Basic Energy Services, Inc.*^	44,874
15,296	Bristow Group, Inc.^	396,167
8,442	CARBO Ceramics, Inc.^	145,202
8,123	ERA Group, Inc.*	90,571
15,298	Exterran Corp.*	245,533
5,605	Geospace Technologies Corp.*^	78,862
5,156	Gulf Island Fabrication, Inc.^	53,932
11,024	Gulfmark Offshore, Inc., Class A*^	51,482
43,565	Helix Energy Solutions Group, Inc.*^	229,152
14,710	Hornbeck Offshore Services, Inc.*^	146,217
11,253	Matrix Service Co.*	231,137
35,862	Newpark Resources, Inc.*^	189,351
27,751	Pioneer Energy Services Corp.*	60,220
7,002	SEACOR Holdings, Inc.*^	368,026
15,888	Tesco Corp.	115,029

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
34,919	TETRA Technologies, Inc.*^	$262,591
20,063	Tidewater, Inc.^	139,638
22,191	Unit Corp.*^	270,730
23,367	US Silica Holdings, Inc.^	437,665

		3,777,241

Food & Staples Retailing (0.3%):
11,111	Andersons, Inc. (The)^	351,441
16,062	SpartanNash Co.	347,582

		699,023

Food Products (1.9%):
25,098	B&G Foods, Inc.^	878,932
6,422	Calavo Growers, Inc.^	314,678
13,458	Cal-Maine Foods, Inc.^	623,644
71,490	Darling International, Inc.*^	752,075
11,514	Diamond Foods, Inc.*	443,865
6,360	J & J Snack Foods Corp.	742,021
8,600	Sanderson Farms, Inc.^	666,672
2,391	Seneca Foods Corp., Class A*^	69,291
22,537	Snyders-Lance, Inc.^	773,019

		5,264,197

Gas Utilities (2.4%):
18,843	Laclede Group, Inc. (The)^	1,119,463
37,049	New Jersey Resources Corp.	1,221,135
11,848	Northwest Natural Gas Co.^	599,627
34,263	Piedmont Natural Gas Co., Inc.	1,953,677
29,887	South Jersey Industries, Inc.	702,942
20,480	Southwest Gas Corp.	1,129,677

		6,726,521

Health Care Equipment & Supplies (4.6%):
9,297	Abaxis, Inc.^	517,657
16,863	ABIOMED, Inc.*	1,522,391
5,406	Analogic Corp.^	446,536
11,125	AngioDynamics, Inc.*	135,058
6,454	Anika Therapeutics, Inc.*^	246,285
15,471	Cantel Medical Corp.	961,367
11,175	CONMED Corp.^	492,259
10,872	CryoLife, Inc.^	117,200
9,857	Cynosure, Inc., Class A*^	440,312
10,957	Greatbatch, Inc.*	575,243
22,136	Haemonetics Corp.*^	713,665
6,264	ICU Medical, Inc.*	706,454
6,172	Inogen, Inc.*^	247,435
12,538	Integra LifeSciences Holdings Corp.*	849,826
12,989	Invacare Corp.^	225,879
19,626	Masimo Corp.*	814,675
18,194	Meridian Bioscience, Inc.^	373,341
19,149	Merit Medical Systems, Inc.*	355,980
14,306	Natus Medical, Inc.*	687,403
16,153	Neogen Corp.*^	912,968
21,275	NuVasive, Inc.*	1,151,189
5,524	Surmodics, Inc.*	111,971
7,590	Vascular Solutions, Inc.*	261,020

		12,866,114

Continued

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (3.2%):
12,878	Aceto Corp.^	$347,448
5,159	Adeptus Health, Inc., Class A*	281,269
15,497	Air Methods Corp.*^	649,789
3,480	Almost Family, Inc.*	133,040
12,241	Amedisys, Inc.*^	481,316
20,779	AMN Healthcare Services, Inc.*^	645,188
7,335	Chemed Corp.^	1,098,782
4,441	CorVel Corp.*	195,049
14,024	Cross Country Healthcare, Inc.*	229,853
20,580	Ensign Group, Inc. (The)^	465,725
17,400	ExamWorks Group, Inc.*^	462,840
15,527	Hanger Orthopedic Group, Inc.*^	255,419
15,079	HealthEquity, Inc.*^	378,031
13,261	Healthways, Inc.*^	170,669
36,504	Kindred Healthcare, Inc.	434,763
4,063	Landauer, Inc.	133,754
5,619	LHC Group, Inc.*	254,485
10,898	Magellan Health Services, Inc.*	671,971
13,239	PharMerica Corp.*	463,365
5,365	Providence Service Corp.*^	251,726
45,481	Select Medical Holdings Corp.^	541,679
5,420	U.S. Physical Therapy, Inc.	290,946

		8,837,107

Health Care Technology (1.3%):
4,614	Computer Programs & Systems, Inc.^	229,547
10,272	HealthStream, Inc.*	225,984
37,167	HMS Holdings Corp.*^	458,641
25,562	MedAssets, Inc.*	790,888
23,884	Medidata Solutions, Inc.*^	1,177,242
15,345	Omnicell, Inc.*^	476,923
19,092	Quality Systems, Inc.^	307,763

		3,666,988

Hotels, Restaurants & Leisure (3.0%):
444	Biglari Holdings, Inc.*	144,664
8,939	BJ’s Restaurants, Inc.*^	388,578
9,056	Bob Evans Farms, Inc.	351,826
34,877	Boyd Gaming Corp.*^	693,006
7,293	DineEquity, Inc.^	617,498
16,942	Interval Leisure Group, Inc.^	264,465
7,974	Marcus Corp.	151,267
11,794	Marriott Vacations Worldwide Corp.^	671,668
4,730	Monarch Casino & Resort, Inc.*	107,466
12,432	Papa John’s International, Inc.^	694,576
25,846	Pinnacle Entertainment, Inc.*^	804,327
9,685	Popeyes Louisiana Kitchen, Inc.*^	566,573
5,990	Red Robin Gourmet Burgers*^	369,823
26,135	Ruby Tuesday, Inc.*	144,004
14,532	Ruth’s Hospitality Group, Inc.^	231,349
21,154	Scientific Games Corp., Class A*^	189,751
21,535	Sonic Corp.^	695,796
27,190	Texas Roadhouse, Inc.^	972,585

		8,059,222

Shares		Fair Value
Common Stocks, continued
Household Durables (1.5%):
11,424	Ethan Allen Interiors, Inc.^	$317,816
12,107	Helen of Troy, Ltd.*	1,141,084
7,024	Installed Building Products, Inc.*^	174,406
12,744	iRobot Corp.*^	451,138
21,855	La-Z-Boy, Inc.	533,699
10,838	M/I Homes, Inc.*^	237,569
16,168	Meritage Corp.*^	549,550
16,384	TopBuild Corp.*^	504,136
6,212	Universal Electronics, Inc.*	318,986

		4,228,384

Household Products (0.3%):
14,325	Central Garden & Pet Co., Class A*	194,820
3,880	Central Garden & Pet Co.*	52,458
5,773	WD-40 Co.^	569,506

		816,784

Insurance (2.8%):
34,422	American Equity Investment Life Holding Co.^	827,160
8,452	Amerisafe, Inc.	430,207
7,161	eHealth, Inc.*^	71,467
13,735	Employers Holdings, Inc.^	374,966
4,269	HCI Group, Inc.^	148,775
17,737	Horace Mann Educators Corp.	588,514
4,877	Infinity Property & Casualty Corp.	401,036
4,863	Navigators Group, Inc.*	417,197
23,191	ProAssurance Corp.	1,125,458
16,066	RLI Corp.^	992,075
5,985	Safety Insurance Group, Inc.^	337,434
24,301	Selective Insurance Group, Inc.^	816,028
9,467	Stewart Information Services Corp.	353,403
9,121	United Fire Group, Inc.^	349,426
8,075	United Insurance Holdings Co.	138,083
13,913	Universal Insurance Holdings, Inc.^	322,503

		7,693,732

Internet & Catalog Retail (0.3%):
4,919	Blue Nile, Inc.*^	182,642
8,241	FTD Cos., Inc.*^	215,667
12,707	Nutri/System, Inc.^	274,980
8,650	PetMed Express, Inc.^	148,261

		821,550

Internet Software & Services (1.4%):
17,532	Blucora, Inc.*^	171,814
14,103	comScore, Inc.*^	580,338
13,974	Constant Contact, Inc.*	408,600
18,387	DHI Group, Inc.*^	168,609
10,306	Liquidity Services, Inc.*	66,989
21,141	LivePerson, Inc.*^	142,702
10,829	LogMeIn, Inc.*	726,625
40,648	Monster Worldwide, Inc.*^	232,913
26,517	NIC, Inc.	521,855
14,975	QuinStreet, Inc.*	64,243
6,485	Stamps.com, Inc.*^	710,820
10,599	XO Group, Inc.*	170,220

		3,965,728

Continued

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
IT Services (2.3%):
10,463	CACI International, Inc., Class A*	$970,757
19,287	Cardtronics, Inc.*^	649,008
28,729	CIBER, Inc.*	100,839
13,925	CSG Systems International, Inc.^	501,022
14,113	Exlservice Holdings, Inc.*	634,097
4,109	Forrester Research, Inc.	117,024
15,862	Heartland Payment Systems, Inc.	1,504,034
10,285	ManTech International Corp., Class A^	311,018
15,542	Perficient, Inc.*	266,079
16,611	Sykes Enterprises, Inc.*	511,287
6,769	TeleTech Holdings, Inc.	188,923
11,628	Virtusa Corp.*^	480,702

		6,234,790

Leisure Products (0.3%):
5,501	Arctic Cat, Inc.^	90,106
39,086	Callaway Golf Co.^	368,190
8,143	Sturm, Ruger & Co., Inc.^	485,405

		943,701

Life Sciences Tools & Services (0.6%):
34,640	Affymetrix, Inc.*^	349,518
11,835	Albany Molecular Research, Inc.*^	234,925
13,726	Cambrex Corp.*	646,357
16,677	Luminex Corp.*^	356,721

		1,587,521

Machinery (3.6%):
25,980	Actuant Corp., Class A^	622,481
12,349	Albany International Corp., Class A^	451,356
8,095	Astec Industries, Inc.^	329,467
22,215	Barnes Group, Inc.	786,188
19,159	Briggs & Stratton Corp.^	331,451
12,906	Chart Industries, Inc.*^	231,792
7,177	CIRCOR International, Inc.^	302,511
9,512	EnPro Industries, Inc.^	417,006
11,093	ESCO Technologies, Inc.	400,901
27,013	Federal Signal Corp.	428,156
11,206	Greenbrier Cos, Inc.^	365,540
34,898	Harsco Corp.^	274,996
27,068	Hillenbrand, Inc.^	802,024
12,527	John Bean Technologies Corp.	624,220
4,993	Lindsay Corp.^	361,493
7,448	Lydall, Inc.*	264,255
24,507	Mueller Industries, Inc.	664,139
18,832	SPX Corp.	175,703
17,468	SPX FLOW, Inc.*	487,532
5,492	Standex International Corp.	456,660
7,732	Tennant Co.^	435,002
18,519	Titan International, Inc.^	72,965
12,130	Watts Water Technologies, Inc., Class A^	602,497

		9,888,335

Marine (0.3%):
18,822	Matson, Inc.	802,382

Shares		Fair Value
Common Stocks, continued
Media (0.6%):
23,161	E.W. Scripps Co. (The), Class A^	$440,059
49,819	Gannett Co., Inc.^	811,552
18,800	Harte-Hanks, Inc.	60,912
11,529	Scholastic Corp.^	444,558
7,992	Sizmek, Inc.*	29,171

		1,786,252

Metals & Mining (0.7%):
76,764	AK Steel Holding Corp.*^	171,951
20,899	Century Aluminum Co.*^	92,374
5,164	Haynes International, Inc.	189,467
7,647	Kaiser Aluminum Corp.	639,748
8,419	Materion Corp.^	235,732
3,638	Olympic Steel, Inc.^	42,128
52,746	Stillwater Mining Co.*^	452,033
27,602	SunCoke Energy, Inc.^	95,779
16,273	TimkenSteel Corp.^	136,368

		2,055,580

Multiline Retail (0.1%):
14,723	Fred’s, Inc.^	241,015
18,559	Tuesday Morning Corp.*^	120,634

		361,649

Multi-Utilities (0.8%):
26,943	Avista Corp.^	952,974
20,929	NorthWestern Corp.^	1,135,398

		2,088,372

Oil, Gas & Consumable Fuels (1.1%):
21,723	Bill Barrett Corp.*^	85,371
17,531	Bonanza Creek Energy, Inc.*^	92,388
23,606	Carrizo Oil & Gas, Inc.*^	698,265
26,479	Cloud Peak Energy, Inc.*^	55,076
7,192	Contango Oil & Gas Co.*	46,101
15,600	Green Plains Renewable Energy, Inc.^	357,240
24,269	Northern Oil & Gas, Inc.*^	93,678
17,371	PDC Energy, Inc.*^	927,265
2,528	REX American Resources Corp.*^	136,689
20,503	Rex Energy Corp.*^	21,528
24,631	Stone Energy Corp.*^	105,667
42,984	Synergy Resources Corp.*^	366,224

		2,985,492

Paper & Forest Products (1.3%):
16,951	Boise Cascade Co.*	432,759
7,664	Clearwater Paper Corp.*	348,942
4,681	Deltic Timber Corp.^	275,570
37,072	KapStone Paper & Packaging Corp.	837,456
7,220	Neenah Paper, Inc.^	450,745
18,745	P.H. Glatfelter Co.	345,658
13,186	Schweitzer-Mauduit International, Inc.	553,680
18,261	Wausau Paper Corp.	186,810

		3,431,620

Personal Products (0.1%):
7,181	Inter Parfums, Inc.	171,051
4,113	Medifast, Inc.	124,953

		296,004

Continued

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (2.3%):
3,408	ANI Pharmaceuticals, Inc.*^	$153,786
25,644	DepoMed, Inc.*^	464,926
28,675	Impax Laboratories, Inc.*^	1,226,142
12,265	Lannett Co., Inc.*^	492,072
30,100	Medicines Co. (The)*^	1,123,934
57,716	Nektar Therapeutics*^	972,515
7,779	Phibro Animal Health Corp., Class A^	234,381
22,842	Prestige Brands Holdings, Inc.*^	1,175,906
10,626	Sagent Pharmaceuticals, Inc.*	169,060
14,938	Supernus Pharmaceuticals, Inc.*^	200,767

		6,213,489

Professional Services (1.7%):
5,612	CDI Corp.	37,937
11,014	Exponent, Inc.^	550,149
7,458	Heidrick & Struggles International, Inc.	203,007
7,996	Insperity, Inc.^	385,007
12,051	Kelly Services, Inc., Class A^	194,624
22,157	Korn/Ferry International	735,169
20,124	Navigant Consulting, Inc.*	323,191
20,546	On Assignment, Inc.*	923,544
15,590	Resources Connection, Inc.^	254,741
18,191	Trueblue, Inc.*	468,600
15,563	Wageworks, Inc.*^	706,093

		4,782,062

Real Estate Investment Trusts (REITs) (7.6%):
29,891	Acadia Realty Trust^	990,886
8,548	Agree Realty Corp.	290,547
17,013	American Assets Trust, Inc.	652,449
42,435	Capstead Mortgage Corp.^	370,882
20,276	CareTrust REIT, Inc.	222,022
31,284	Cedar Shopping Centers, Inc.	221,491
25,971	Chesapeake Lodging Trust	653,430
13,255	Coresite Realty Corp.^	751,824
88,754	Cousins Properties, Inc.	836,950
87,849	DiamondRock Hospitality, Co.^	847,743
13,724	EastGroup Properties, Inc.	763,192
24,253	Education Realty Trust, Inc.^	918,704
25,930	EPR Properties^	1,515,608
16,599	Four Corners Property Trust, Inc.*^	401,032
38,095	Franklin Street Properties Corp.^	394,283
31,928	Geo Group, Inc. (The)^	923,038
10,705	Getty Realty Corp.^	183,591
30,376	Government Properties Income Trust^	482,067
43,865	Healthcare Realty Trust, Inc.	1,242,256
39,006	Inland Real Estate Corp.^	414,244
36,212	Kite Realty Group Trust	938,977
92,111	Lexington Realty Trust^	736,888
15,512	LTC Properties, Inc.^	669,188
103,715	Medical Properties Trust, Inc.^	1,193,759
35,401	Parkway Properties, Inc.	553,318
30,115	Pennsylvania Real Estate Investment Trust^	658,615
8,432	PS Business Parks, Inc.	737,210
42,792	Retail Opportunity Investments Corp.^	765,977
28,032	Sabra Health Care REIT, Inc.	567,087

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
4,779	Saul Centers, Inc.	$245,019
37,768	Summit Hotel Properties, Inc.^	451,328
5,169	Universal Health Realty Income Trust	258,502
11,098	Urstadt Biddle Properties, Inc., Class A	213,526

		21,065,633

Real Estate Management & Development (0.1%):
14,210	Forestar Group, Inc.*^	155,458

Road & Rail (0.7%):
10,318	ArcBest Corp.	220,702
12,540	Celadon Group, Inc.	124,021
26,473	Heartland Express, Inc.^	450,570
27,003	Knight Transportation, Inc.^	654,282
10,151	Marten Transport, Ltd.^	179,673
12,776	Roadrunner Transportation System, Inc.*^	120,478
10,944	Saia, Inc.*^	243,504

		1,993,230

Semiconductors & Semiconductor Equipment (3.6%):
17,726	Advanced Energy Industries, Inc.*	500,405
28,968	Brooks Automation, Inc.	309,378
10,405	Cabot Microelectronics Corp.*	455,531
8,720	CEVA, Inc.*	203,699
27,717	Cirrus Logic, Inc.*^	818,483
10,340	Cohu, Inc.	124,804
16,749	Diodes, Inc.*^	384,892
9,220	DSP Group, Inc.*	87,037
21,459	Exar Corp.*^	131,544
26,101	Kopin Corp.*^	70,995
30,127	Kulicke & Soffa Industries, Inc.*	351,582
41,302	Microsemi Corp.*	1,346,033
23,030	MKS Instruments, Inc.^	829,080
15,692	Monolithic Power Systems, Inc.	999,737
10,253	Nanometrics, Inc.*	155,230
12,282	Power Integrations, Inc.^	597,274
50,325	Rambus, Inc.*^	583,267
13,464	Rudolph Technologies, Inc.*^	191,458
28,107	Semtech Corp.*^	531,784
20,748	Tessera Technologies, Inc.	622,647
11,646	Ultratech, Inc.*	230,824
17,779	Veeco Instruments, Inc.*^	365,536

		9,891,220

Software (2.6%):
19,834	Blackbaud, Inc.^	1,306,267
16,434	Bottomline Technologies, Inc.*^	488,583
11,370	Ebix, Inc.	372,822
13,442	EPIQ Systems, Inc.	175,687
7,362	Interactive Intelligence Group*^	231,314
4,035	MicroStrategy, Inc., Class A*^	723,435
17,134	Monotype Imaging Holdings, Inc.	405,048
21,654	Progress Software Corp.*	519,696
36,022	Rovi Corp.*^	600,127
17,176	Synchronoss Technologies, Inc.*^	605,110
36,623	Take-Two Interactive Software, Inc.*^	1,275,945
16,486	Tangoe, Inc.*^	138,318
13,086	VASCO Data Security International, Inc.*^	218,929

		7,061,281

Continued

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Specialty Retail (4.1%):
16,620	Barnes & Noble Education, Inc.*^	$165,369
27,200	Barnes & Noble, Inc.^	236,912
7,760	Big 5 Sporting Goods Corp.^	77,522
18,957	Caleres, Inc.^	508,427
11,413	Cato Corp.^	420,227
8,925	Children’s Place Retail Stores, Inc. (The)^	492,660
31,036	Express, Inc.*^	536,302
19,707	Finish Line, Inc. (The), Class A	356,303
23,651	Five Below, Inc.*^	759,197
18,192	Francesca’s Holdings Corp.*^	316,723
9,652	Genesco, Inc.*^	548,523
9,787	Group 1 Automotive, Inc.^	740,876
8,668	Haverty Furniture Cos., Inc.	185,842
9,939	Hibbett Sports, Inc.*^	300,555
6,622	Kirkland’s, Inc.	96,019
10,238	Lithia Motors, Inc., Class A	1,092,086
12,284	Lumber Liquidators Holdings, Inc.*	213,250
10,905	MarineMax, Inc.*^	200,870
21,267	Men’s Wearhouse, Inc. (The)^	312,200
13,794	Monro Muffler Brake, Inc.^	913,438
7,550	Outerwall, Inc.^	275,877
23,567	Pep Boys — Manny, Moe & Jack*	433,868
21,851	Select Comfort Corp.*^	467,830
13,922	Sonic Automotive, Inc., Class A^	316,865
13,852	Stage Store, Inc.^	126,192
11,989	Stein Mart, Inc.^	80,686
12,410	The Buckle, Inc.^	381,980
12,903	Vitamin Shoppe, Inc.*^	421,928
8,681	Zumiez, Inc.*^	131,257

		11,109,784

Technology Hardware, Storage & Peripherals (0.7%):
20,602	Electronics for Imaging, Inc.*^	962,937
36,490	QLogic Corp.*	445,178
15,868	Super Micro Computer, Inc.*	388,925

		1,797,040

Textiles, Apparel & Luxury Goods (1.4%):
31,614	Crocs, Inc.*^	323,727
17,266	G-III Apparel Group, Ltd.*^	764,194
20,425	Iconix Brand Group, Inc.*^	139,503
7,028	Movado Group, Inc.^	180,690
6,314	Oxford Industries, Inc.^	402,959
4,779	Perry Ellis International, Inc.*	88,029
24,292	Steven Madden, Ltd.*^	734,104
24,560	Tumi Holdings, Inc.*^	408,433
6,225	Unifi, Inc.*	175,234
44,541	Wolverine World Wide, Inc.^	744,280

		3,961,153

Shares or Principal Amount		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (1.6%):
39,886	Astoria Financial Corp.	$632,193
18,079	Bank Mutual Corp.	141,016
25,277	BofI Holding, Inc.*^	532,081
30,706	Brookline Bancorp, Inc.	353,119
13,603	Dime Community Bancshares	237,916
3,075	LendingTree, Inc.*^	274,536
19,836	Northfield Bancorp, Inc.^	315,789
44,621	Northwest Bancshares, Inc.^	597,475
16,619	Oritani Financial Corp.^	274,214
25,979	Provident Financial Services, Inc.	523,477
40,470	TrustCo Bank Corp.^	248,486
11,796	Wawlker & Dunlop, Inc.*	339,843

		4,470,145

Tobacco (0.2%):
9,778	Universal Corp.^	548,350

Trading Companies & Distributors (0.5%):
17,057	Applied Industrial Technologies, Inc.^	690,637
5,337	Dxp Enterprises, Inc.*^	121,684
11,597	Kaman Corp., Class A^	473,274
3,409	Veritiv Corp.*^	123,474

		1,409,069

Water Utilities (0.2%):
15,840	American States Water Co.^	664,488

Wireless Telecommunication Services (0.1%):
9,301	Spok Holdings, Inc.	170,394

Total Common Stocks (Cost $194,364,522)		269,773,449

Right (0.0%):
Technology Hardware, Storage & Peripherals (0.0%):
10,537	Gerber Scientific, Inc., Expires on 12/31/16*	—

Total Right (Cost $—)		—

Securities Held as Collateral for Securities on Loan (29.4%):
$81,128,659	AZL Small Cap Stock Index Fund Securities Lending Collateral Account(a)	81,128,659

Total Securities Held as Collateral for Securities on Loan (Cost $81,128,659)		81,128,659

Unaffiliated Investment Company (2.1%):
5,829,604	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	5,829,604

Total Unaffiliated Investment Company (Cost $5,829,604)		5,829,604

Total Investment Securities (Cost $281,322,785)(c) — 129.2%		356,731,712
Net other assets (liabilities) — (29.2)%		(80,725,479)

Net Assets — 100.0%		$276,006,233

Continued

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2015

Percentages indicated are based on net assets as of December 31, 2015.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $78,220,058.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

Futures Contracts

Cash of $318,600 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index March Futures	Long	3/18/16	57	$6,449,550	$18,458

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$281,322,785

Investment securities, at value*	$356,731,712
Cash	57,117
Segregated cash for collateral	318,600
Interest and dividends receivable	362,839
Receivable for variation margin on futures contracts	107
Receivable for capital shares issued	98,156
Receivable for investments sold	294,033

Total Assets	357,862,564

Liabilities:
Payable for investments purchased	297,300
Payable for capital shares redeemed	202,842
Payable for collateral received on loaned securities	81,128,659
Payable for variation margin on futures contracts	64,400
Manager fees payable	61,517
Administration fees payable	7,627
Distribution fees payable	59,151
Custodian fees payable	7,243
Administrative and compliance services fees payable	974
Trustee fees payable	716
Other accrued liabilities	25,902

Total Liabilities	81,856,331

Net Assets	$276,006,233

Net Assets Consist of:
Capital	$161,136,845
Accumulated net investment income/(loss)	3,065,946
Accumulated net realized gains/(losses) from investment transactions	36,376,057
Net unrealized appreciation/(depreciation) on investments	75,427,385

Net Assets	$276,006,233

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,467,544
Net Asset Value (offering and redemption price per share)	$13.49

*	Includes securities on loan of $78,220,058.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$4,546,195
Interest	28,242
Income from securities lending	384,329
Foreign withholding tax	(800)

Total Investment Income	4,957,966

Expenses:
Manager fees	832,170
Administration fees	94,547
Distribution fees	800,160
Custodian fees	26,631
Administrative and compliance services fees	5,003
Trustee fees	17,112
Professional fees	16,909
Shareholder reports	19,697
Other expenses	73,441

Total expenses	1,885,670

Net Investment Income/(Loss)	3,072,296

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	44,442,230
Net realized gains/(losses) on futures contracts	(112,041)
Change in net unrealized appreciation/depreciation on investments	(50,678,247)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,348,058)

Change in Net Assets Resulting From Operations	$(3,275,762)

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,072,296	$3,014,227
Net realized gains/(losses) on investment transactions	44,330,189	26,370,301
Change in unrealized appreciation/depreciation on investments	(50,678,247)	(10,424,079)

Change in net assets resulting from operations	(3,275,762)	18,960,449

Distributions to Shareholders:
From net investment income	(3,014,222)	(2,252,073)
From net realized gains	(25,300,676)	(21,348,069)

Change in net assets resulting from distributions to shareholders	(28,314,898)	(23,600,142)

Capital Transactions:
Proceeds from shares issued	29,155,997	31,350,526
Proceeds from dividends reinvested	28,314,898	23,600,142
Value of shares redeemed	(131,459,011)	(51,878,166)

Change in net assets resulting from capital transactions	(73,988,116)	3,072,502

Change in net assets	(105,578,776)	(1,567,191)
Net Assets:
Beginning of period	381,585,009	383,152,200

End of period	$276,006,233	$381,585,009

Accumulated net investment income/(loss)	$3,065,946	$3,014,216

Share Transactions:
Shares issued	1,932,032	2,069,433
Dividends reinvested	2,109,903	1,604,360
Shares redeemed	(8,312,138)	(3,415,127)

Change in shares	(4,270,203)	258,666

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.43	$15.65	$11.39	$9.87	$9.90

Investment Activities:
Net Investment Income/(Loss)	0.19	0.12	0.09	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.58)	0.65	4.50	1.43	(0.03)

Total from Investment Activities	(0.39)	0.77	4.59	1.56	0.02

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.09)	(0.14)	(0.04)	(0.05)
Net Realized Gains	(1.38)	(0.90)	(0.19)	—	—

Total Dividends	(1.55)	(0.99)	(0.33)	(0.04)	(0.05)

Net Asset Value, End of Period	$13.49	$15.43	$15.65	$11.39	$9.87

Total Return(a)	(2.49)%	5.23%	40.62%	15.82%	0.29%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$276,006	$381,585	$383,152	$267,053	$203,895
Net Investment Income/(Loss)	0.96%	0.81%	0.71%	1.33%	0.46%
Expenses Before Reductions(b)	0.59%	0.59%	0.59%	0.61%	0.63%
Expenses Net of Reductions	0.59%	0.59%	0.59%	0.61%	0.62%
Portfolio Turnover Rate	16%	14%	17%	10%	21%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $92.4 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $37,873 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $6.4 million as of December 31, 2015. The monthly average notional amount for these contracts was $4.9 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$18,458	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$(112,041)	$(119,459)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $3,375 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Total

Common Stocks+	$269,773,449	$—		$269,773,449
Right	—	—	^	—	^
Securities Held as Collateral for Securities on Loan	—	81,128,659		81,128,659
Unaffiliated Investment Company	5,829,604	—		5,829,604

Total Investment Securities	275,603,053	81,128,659		356,731,712

Other Financial Instruments:*
Futures Contracts	18,458	—		18,458

Total Investments	$275,621,511	$81,128,659		$356,750,170

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2015.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$50,252,216	$149,485,450

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2015

securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $287,534,836. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$93,114,869
Unrealized depreciation	(23,917,993)

Net unrealized appreciation/(depreciation)	$69,196,876

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$4,087,005	$24,227,893	$28,314,898

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$4,385,860	$19,214,282	$23,600,142

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Fund	$3,065,946	$42,606,566	$—	$69,196,876	$114,869,388

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Small Cap Stock Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 75.94% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $24,227,893.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $1,072,775.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

23

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager.

24

Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® T. Rowe Price Capital Appreciation Fund returned 5.07%. That compared to a 1.38%, 0.55% and 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

After a volatile year the S&P 500 finished 2015 in positive territory. Equities benefited from steady U.S. economic and employment growth; generally favorable corporate earnings outside the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Sector performance was widely mixed, with the consumer discretionary sector making strong gains while the energy sector finished down significantly. The health care, consumer staples and information technology sectors were also areas of strength.

The portfolio’s equity holdings drove performance, outpacing the S&P 500. The portfolio’s fixed income holdings also posted a positive return during the one-year period, slightly outperforming the Barclays U.S. Aggregate Index. Within equities, the health care sector contributed substantially to relative outperformance due to stock selection and an overweight position. On the downside, the consumer discretionary sector detracted from relative performance due to an underweight position and stock selection.*

The Fund’s subadvisor trimmed holdings within the consumer discretionary, health care and information technology sectors during the period and slightly decreased its overall equity exposure from the prior year. The subadvisor also added to certain positions in the industrials and financials sectors. The Fund maintained significant exposure to covered call options, which provided downside protection while offering the benefits of owning a stock, such as dividends and capital appreciation, as long as the stock remained below the option strike price.*

The Fund’s overall weighting to fixed income declined during the year, as the subadvisor trimmed select high-yield bonds and bank loans and added to investment-grade corporate bonds. High-yield bonds continued to decline as tumbling oil prices caused weakness among energy companies. Regardless of the recent volatility, high-yield remained the Fund’s largest fixed income asset class, and the subadvisor tended to invest in the highest-quality high yield bonds. The Fund’s decrease in high yield during the period was largely a function of the subadvisor’s efforts to reduce overall duration in order to provide protection from rising rates.*

The Fund held equity options throughout the period, as well as currency forwards and index futures at certain points during the period. Throughout the year, the Fund’s covered call strategy represented, on average, 3.88% of the overall portfolio and generated a return of approximately 9.84%. The covered call strategy’s estimated contribution to the portfolio’s total return was 0.34%. The estimated impact on the Fund’s return from employing currency forwards was 2 basis points (bps) (0.02%), while the estimated impact of futures was 26 bps (0.26%) and the estimated impact of options was 6 bps (0.06%).*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund

Average Annual Total Returns as of December 31, 2015

	1	3	5	10
	Year	Year	Year	Year
AZL® T. Rowe Price Capital Appreciation Fund	5.07%	15.13%	10.43%	5.52%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Barclay’s U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%
Balanced Composite Index	1.20%	9.62%	9.02%	6.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,014.90	$5.08	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	59.7%
Corporate Bonds	18.7
Money Markets	15.9
Securities Held as Collateral for Securities on Loan	8.8
Yankee Dollars	3.1
Preferred Stocks	1.4
Convertible Preferred Stocks	0.8
Foreign Bonds	0.2
Asset Backed Securities	0.1

Total Investment Securities	108.7
Net other assets (liabilities)	(8.7)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (59.7%):
Aerospace & Defense (0.6%):
47,200	Boeing Co. (The)	$6,824,648

Auto Components (1.6%):
458,200	Johnson Controls, Inc.^	18,094,318

Banks (0.1%):
51,300	Fifth Third Bancorp^	1,031,130

Beverages (0.8%):
69,000	PepsiCo, Inc.	6,894,480
31,230	SABMiller plc	1,870,401

		8,764,881

Biotechnology (0.5%):
19,200	Biogen Idec, Inc.*	5,881,920

Capital Markets (3.0%):
33,300	Affiliated Managers Group, Inc.*	5,320,008
561,600	Bank of New York Mellon Corp. (The)	23,149,152
18,100	BlackRock, Inc., Class A^	6,163,412

		34,632,572

Commercial Services & Supplies (1.5%):
569,100	Tyco International plc	18,148,599

Communications Equipment (0.8%):
292,718	NetScout Systems, Inc.*^	8,986,443

Consumer Finance (0.6%):
100,600	American Express Co.	6,996,730

Electric Utilities (0.6%):
9,100	Duke Energy Corp.	649,649
174,500	Xcel Energy, Inc.	6,266,295

		6,915,944

Electrical Equipment (0.9%):
153,300	AMETEK, Inc.^	8,215,347
57,600	Sensata Technologies Holding NV*	2,653,056

		10,868,403

Food & Staples Retailing (0.8%):
95,000	CVS Health Corp.	9,288,150

Food Products (0.4%):
101,300	Mondelez International, Inc., Class A	4,542,292

Health Care Equipment & Supplies (3.6%):
337,600	Abbott Laboratories	15,161,616
168,297	Becton, Dickinson & Co.^	25,932,885

		41,094,501

Health Care Providers & Services (3.3%):
154,700	Aetna, Inc.^	16,726,164
51,900	Anthem, Inc.	7,236,936
7,300	Henry Schein, Inc.*^	1,154,787
110,800	UnitedHealth Group, Inc.	13,034,512

		38,152,399

Hotels, Restaurants & Leisure (0.5%):
337,528	Compass Group plc	5,841,041

Industrial Conglomerates (4.9%):
496,434	Danaher Corp.	46,108,789
58,800	Roper Industries, Inc.	11,159,652

		57,268,441

Shares		Fair Value
Common Stocks, continued
Insurance (5.6%):
905,900	Marsh & McLennan Cos., Inc.	$50,232,155
274,700	Willis Group Holdings plc	13,342,179

		63,574,334

Internet Software & Services (1.3%):
4,100	Alphabet, Inc., Class A*	3,189,841
14,930	Alphabet, Inc., Class C*	11,330,078

		14,519,919

IT Services (3.4%):
246,300	Fiserv, Inc.*^	22,526,598
40,800	FleetCor Technologies, Inc.*	5,831,544
134,600	Visa, Inc., Class A^	10,438,230

		38,796,372

Life Sciences Tools & Services (4.1%):
240,100	PerkinElmer, Inc.	12,862,157
241,700	Thermo Fisher Scientific, Inc.	34,285,145

		47,147,302

Machinery (1.6%):
101,700	IDEX Corp.^	7,791,237
206,100	Pentair plc^	10,208,133

		17,999,370

Media (1.1%):
225,600	Comcast Corp., Class A	12,730,608

Multi-Utilities (2.1%):
458,400	PG&E Corp.	24,382,296

Oil, Gas & Consumable Fuels (1.0%):
512,600	Canadian Natural Resources, Ltd.	11,190,058

Paper & Forest Products (0.0%):
488,000	Sino-Forest Corp.#*(a)	—

Pharmaceuticals (1.9%):
279,900	Pfizer, Inc.	9,035,172
277,400	Zoetis, Inc.	13,293,008

		22,328,180

Professional Services (0.6%):
80,704	Capita Group plc	1,435,703
47,600	IHS, Inc., Class A*	5,637,268

		7,072,971

Real Estate Investment Trusts (REITs) (3.2%):
284,700	American Tower Corp.	27,601,665
349,713	Iron Mountain, Inc.^	9,445,748

		37,047,413

Semiconductors & Semiconductor Equipment (0.2%):
49,400	Texas Instruments, Inc.^	2,707,614

Software (2.4%):
426,400	Microsoft Corp.	23,656,672
61,600	SS&C Technologies Holdings, Inc.^	4,205,432

		27,862,104

Specialty Retail (3.0%):
31,600	AutoZone, Inc.*^	23,444,356
132,500	Lowe’s Cos., Inc.	10,075,300

Continued

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Shares or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail, continued
4,700	O’Reilly Automotive, Inc.*^	$1,191,074

		34,710,730

Technology Hardware, Storage & Peripherals (1.4%):
151,400	Apple, Inc.	15,936,364

Tobacco (1.8%):
118,100	Altria Group, Inc.	6,874,601
162,800	Philip Morris International, Inc.	14,311,748

		21,186,349

Wireless Telecommunication Services (0.5%):
53,200	SBA Communications Corp., Class A*	5,589,724

Total Common Stocks (Cost $645,264,810)		688,114,120

Preferred Stocks (1.4%):
Banks (0.1%):
9,874	U.S. Bancorp, Series F, Series F, 0.91%^	283,384
25,000	U.S. Bancorp, Series G, Series G, 0.89%^	670,500

		953,884

Capital Markets (0.2%):
50,000	Charles Schwab Corp., Series C, 89.12%^	1,346,500
21,000	State Street Corp.	557,970

		1,904,470

Electric Utilities (0.4%):
150,000	SCE Trust IV, Series J, 6.15%^	4,074,000

Pharmaceuticals (0.7%):
8,588	Allergan plc, Series A	8,847,186

Total Preferred Stocks (Cost $15,049,954)		15,779,540

Convertible Preferred Stocks (0.8%):
Electric Utilities (0.1%):
21,700	SCE Trust I, 0.89%, Perpetual Bond	549,227
2,930	SCE Trust II, 0.83%, Perpetual Bond	71,961
32,472	SCE Trust III, 0.86%, Perpetual Bond^	868,626

		1,489,814

Real Estate Investment Trusts (REITs) (0.6%):
61,871	American Tower Corp. ^	6,248,971

Wireless Telecommunication Services (0.1%):
23,499	T-Mobile US, Inc., Series A	1,591,117

Total Convertible Preferred Stocks (Cost $8,717,209)		9,329,902

Asset Backed Securities (0.1%):
$382,113	DB Master Finance LLC, A2I, Series 2015-1A, 3.26%, 2/20/45(b)	378,096

957,600	Wendys Funding LLC, A2I, Series 2015-1A, 3.37%, 6/15/45(b)	934,342

Total Asset Backed Securities (Cost $1,339,713)		1,312,438

Corporate Bonds (18.7%):
Aerospace & Defense (0.0%):
200,000	Moog, Inc., 5.25%, 12/1/22, Callable 12/1/17 @ 104(b)	202,000

Airlines (0.1%):
532,114	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	595,967

Principal Amount		Fair Value
Corporate Bonds, continued
Banks (0.3%):
$3,355,000	JPMorgan Chase & Co., Series Z, 5.30%, 12/31/49, Callable 5/1/20 @ 100^(c)	$3,342,419

Beverages (0.0%):
450,000	PepsiCo, Inc., 1.25%, 4/30/18	448,358

Capital Markets (0.9%):
2,600,000	Bank of New York Mellon Corp. (The), Series E, 4.95%, 12/29/49, Callable 6/20/20 @ 100^(c)	2,548,000
1,625,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,706,892
1,975,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19	1,946,965
2,600,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	2,552,779
1,885,000	State Street Corp., Series F, 5.25%, 12/31/49, Callable 9/15/20 @ 100^(c)	1,887,356

		10,641,992

Chemicals (0.4%):
905,000	Cytec Industries, Inc., 3.95%, 5/1/25, Callable 2/1/25 @ 100	870,388
1,778,198	Kronos, Inc., 4.50%, 10/30/19(c)	1,745,977
2,136,988	Kronos, Inc., 9.75%, 4/30/20(c)	2,119,187

		4,735,552

Communications Equipment (0.0%):
365,000	Harris Corp., 2.00%, 4/27/18	360,900

Consumer Finance (1.3%):
850,000	American Honda Finance Corp., 0.95%, 5/5/17	845,049
825,000	Caterpillar Financial Services Corp., Series MTNG, 1.25%, 11/6/17	821,819
970,000	Caterpillar Financial Services Corp., 2.25%, 12/1/19, MTN	972,581
250,000	Ford Motor Credit Co. LLC, 4.25%, 2/3/17	255,427
2,110,000	Ford Motor Credit Co. LLC, 1.23%, 3/27/17(c)	2,081,960
3,765,000	Ford Motor Credit Co. LLC, 1.46%, 3/27/17	3,729,278
500,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	532,939
1,600,000	Ford Motor Credit Co. LLC, 0.98%, 9/8/17(c)	1,577,696
2,000,000	Ford Motor Credit Co. LLC, 1.02%, 12/6/17(c)	1,974,304
975,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	959,982
960,000	Ford Motor Credit Co. LLC, 2.15%, 1/9/18^	956,449

		14,707,484

Diversified Financial Services (0.5%):
2,475,000	CNH Industrial Capital LLC, 6.25%, 11/1/16	2,521,405
1,100,000	CNH Industrial Capital LLC, 3.25%, 2/1/17	1,089,000
1,475,000	CNH Industrial Capital LLC, 3.63%, 4/15/18^	1,452,138
310,000	National Rural Utilities Cooperative Finance Corp., 0.95%, 4/24/17	308,509

		5,371,052

Diversified Telecommunication Services (1.4%):
1,350,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 6/1/20, Callable 2/8/16 @ 104	1,405,688
13,600,000	Intelsat Jackson Holding SA, 3.75%, 6/30/19(c)	12,832,552
1,959,799	Telesat Canada, 3.50%, 3/28/19(c)	1,924,679

		16,162,919

Continued

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities (0.0%):
$253,960	Texas Competitive Electric Holdings Co. LLC, 3.75%, 5/5/16(c)	$253,008

Electronic Equipment, Instruments & Components (0.0%):
327,000	Amphenol Corp., 1.55%, 9/15/17	325,332

Food & Staples Retailing (0.6%):
3,275,000	Rite Aid Corp., 9.25%, 3/15/20, Callable 3/15/16 @ 105	3,463,312
2,875,000	Rite Aid Corp., 6.75%, 6/15/21, Callable 6/15/16 @ 105^	3,011,563

		6,474,875

Food Products (0.5%):
250,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 6/1/16 @ 103.47	247,500
2,893,192	De Master Blenders, 0.00%, 7/2/22(c)	2,813,630
486,251	DE Master Blenders, 4.25%, 7/2/21	525,793
1,801,860	Pinnacle Foods Finance LLC, 3.00%, 4/29/20(c)	1,770,075
1,409,043	Pinnacle Foods Finance LLC, 3.00%, 4/29/20(c)	1,384,088

		6,741,086

Gas Utilities (0.1%):
75,000	Amerigas Finance Corp. LLC, 6.75%, 5/20/20, Callable 5/20/16 @ 103	72,938
525,000	Amerigas Finance Corp. LLC, 7.00%, 5/20/22, Callable 5/20/17 @ 104	507,938
950,000	Southern Calif Gas Co., 3.20%, 6/15/25, Callable 3/15/25 @ 100^	950,357

		1,531,233

Health Care Equipment & Supplies (0.5%):
2,650,000	Becton, Dickinson & Co., 1.80%, 12/15/17	2,646,146
1,130,000	Becton, Dickinson & Co., 2.68%, 12/15/19	1,136,152
1,650,000	Medtronic plc, 1.50%, 3/15/18	1,649,043
795,000	Medtronic plc, 2.50%, 3/15/20	800,641

		6,231,982

Health Care Providers & Services (2.6%):
771,000	Centene Corp., 5.75%, 6/1/17	794,130
800,000	Community Health Systems, Inc., 5.13%, 8/15/18, Callable 2/8/16 @ 103	804,000
1,175,000	Community Health Systems, Inc., 7.13%, 7/15/20, Callable 7/15/16 @ 104^	1,170,594
400,000	Community Health Systems, Inc., 5.13%, 8/1/21, Callable 2/1/17 @ 104	398,000
4,270,162	DaVita Healthcare Partners, Inc., 3.50%, 6/24/21(c)	4,247,018
1,250,000	DaVita HealthCare Partners, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 103	1,250,000
6,225,000	DaVita, Inc., 5.75%, 8/15/22, Callable 8/15/17 @ 103	6,411,749
1,417,000	Fresenius Medical Care, 5.63%, 7/31/19(b)	1,526,818
1,025,000	Fresenius Medical Care, 5.88%, 1/31/22(b)	1,096,750
7,724,227	HCA, Inc., 2.95%, 3/31/17(c)	7,714,571
1,575,000	HCA, Inc., 8.00%, 10/1/18	1,762,031

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$675,000	HCA, Inc., 6.50%, 2/15/20	$735,413
470,000	UnitedHealth Group, Inc., 1.40%, 12/15/17	468,617
600,000	WellCare Health Plans, Inc., 5.75%, 11/15/20, Callable 11/15/16 @ 103	618,000

		28,997,691

Health Care Technology (0.0%):
325,000	IMS Health, Inc., 6.00%, 11/1/20, Callable 2/8/16 @ 103^(b)	334,750

Hotels, Restaurants & Leisure (0.5%):
625,000	Cedar Fair LP, 5.25%, 3/15/21, Callable 3/15/16 @ 104	643,750
1,094,918	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(c)	1,091,841
2,800,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21, Callable 10/15/16 @ 103	2,901,500
185,000	McDonald’s Corp., 2.10%, 12/7/18, MTN	185,119
493,148	Peninsula Gaming LLC, 4.25%, 11/20/17(c)	482,669
125,000	Six Flags Entertainment Corp., 5.25%, 1/15/21, Callable 1/15/16 @ 104(b)	126,563

		5,431,442

Insurance (0.1%):
740,000	Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	733,538

Internet & Catalog Retail (0.2%):
2,205,000	Amazon.com, Inc., 2.60%, 12/5/19, Callable 11/5/19 @ 100	2,239,579

IT Services (0.7%):
1,975,000	First Data Corp., 3.69%, 3/24/18(c)	1,952,781
275,000	First Data Corp., 0.00%, 9/24/18(c)	270,531
1,660,000	Fiserv, Inc., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,646,225
3,655,000	Visa, Inc., 1.20%, 12/14/17^	3,650,904

		7,520,441

Machinery (0.1%):
125,000	Case New Holland, Inc., 7.88%, 12/1/17	132,188
550,000	Xylem, Inc., 3.55%, 9/20/16	557,505

		689,693

Media (1.4%):
1,000,000	CCO Safari II LLC, 3.58%, 7/23/20, Callable 6/23/20 @ 100(b)	994,009
1,400,000	Cequel Communications Holdings I LLC, 6.38%, 9/15/20, Callable 9/15/20 @ 104.78(b)	1,368,500
497,455	Charter Communications Operating LLC, 0.00%, 7/1/20(c)	486,729
648,342	Charter Communications Operating LLC, 3.00%, 1/3/21(c)	633,592
250,000	Dish DBS Corp., 4.63%, 7/15/17	255,000
2,650,000	Echostar DBS Corp., 7.13%, 2/1/16	2,658,281
250,000	Lamar Media Corp., 5.88%, 2/1/22, Callable 2/1/17 @ 102.94	262,500

Continued

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$270,000	Lamar Media Corp., 5.00%, 5/1/23, Callable 5/1/18 @ 103	$273,375
74,214	Univision Communications, Inc., 4.00%, 3/1/20(c)	72,359
1,600,000	Univision Communications, Inc., 8.50%, 5/15/21, Callable 5/15/21 @ 104(b)	1,636,000
1,084,000	Univision Communications, Inc., 6.75%, 9/15/22, Callable 9/15/17 @ 103.38(b)	1,123,295
6,300,000	UPC Financing Partnership, 3.25%, 6/30/21(c)	6,175,953

		15,939,593

Multi-Utilities (0.1%):
725,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20, Callable 1/1/20 @ 100	718,237
450,000	CMS Energy Corp., 8.75%, 6/15/19	537,991

		1,256,228

Oil, Gas & Consumable Fuels (3.7%):
1,435,000	Chevron Corp., 1.37%, 3/2/18	1,423,517
4,750,000	Concho Resources, Inc., 7.00%, 1/15/21, Callable 1/15/16 @ 104^	4,678,749
2,150,000	Concho Resources, Inc., 6.50%, 1/15/22, Callable 1/15/17 @ 103	2,064,000
550,000	Concho Resources, Inc., 5.50%, 10/1/22, Callable 10/1/17 @ 103^	500,500
2,125,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/1/17 @ 103	1,965,625
975,000	Diamondback Energy, Inc., 7.63%, 10/1/21, Callable 10/1/16 @ 106^	984,750
800,000	Energy Transfer Partners LP, 4.15%, 10/1/20, Callable 8/1/20 @ 100	737,994
850,000	Energy Transfer Partners LP, 4.90%, 2/1/24, Callable 11/1/23 @ 100	757,733
210,000	EQT Corp., 6.50%, 4/1/18	220,721
375,000	EQT Corp., 8.13%, 6/1/19	405,070
2,475,000	EQT Corp., 4.88%, 11/15/21	2,356,371
3,625,000	MPLX LP, 5.50%, 2/15/23, Callable 8/15/17 @ 103(b)	3,171,875
4,750,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100(b)	4,249,824
1,375,000	MPLX LP, 4.88%, 12/1/24, Callable 12/1/24 @ 100(b)	1,234,063
3,450,000	Range Resources Corp., 5.75%, 6/1/21, Callable 6/1/16 @ 103^	2,725,500
4,250,000	Range Resources Corp., 5.00%, 8/15/22, Callable 2/15/17 @ 103^	3,176,875
5,175,000	Range Resources Corp., 5.00%, 3/15/23, Callable 3/15/18 @ 103^	3,855,375
1,375,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^(b)	1,045,000
1,950,000	Targa Resources Partners LP, 5.00%, 1/15/18, Callable 10/15/17 @ 100(b)	1,803,750
375,000	Targa Resources Partners LP, 4.13%, 11/15/19, Callable 11/15/16 @ 102^	306,563
1,350,000	Targa Resources Partners LP, 6.88%, 2/1/21, Callable 2/1/16 @ 103	1,221,750

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,050,000	Targa Resources Partners LP, 5.25%, 5/1/23, Callable 11/1/17 @ 103	$850,500
2,100,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 5/15/18 @ 102^	1,617,000

		41,353,105

Pharmaceuticals (0.1%):
985,000	Eli Lilly & Co., 1.25%, 3/1/18	982,574
705,000	Johnson & Johnson, 1.13%, 11/21/17^	704,838

		1,687,412

Real Estate Investment Trusts (REITs) (0.6%):
1,625,000	Crown Castle International Corp., 4.88%, 4/15/22	1,685,938
4,500,000	Crown Castle International Corp., 5.25%, 1/15/23	4,730,625
900,000	Iron Mountain, Inc., 6.00%, 10/1/20, Callable 10/1/17 @ 103(b)	949,500

		7,366,063

Real Estate Management & Development (0.1%):
750,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 103	753,817

Semiconductors & Semiconductor Equipment (0.1%):
1,350,000	Nxp BV TL B1 1l Bankdebt, 0.00%, 10/30/20(c)	1,342,238

Software (0.1%):
1,000,000	SS&C Technologies Holdings, Inc., 5.88%, 7/15/23, Callable 7/15/18 @ 104(b)	1,032,500

Specialty Retail (0.5%):
755,000	AutoZone, Inc., 2.50%, 4/15/21, Callable 3/15/21 @ 100	736,704
600,000	Group 1 Automotive, Inc., 5.00%, 6/1/22, Callable 6/1/17 @ 104	594,000
2,100,000	L Brands, Inc., 6.90%, 7/15/17^	2,247,000
250,000	L Brands, Inc., 8.50%, 6/15/19	290,625
250,000	L Brands, Inc., 7.00%, 5/1/20^	281,875
775,000	L Brands, Inc., 6.63%, 4/1/21	858,313
350,000	L Brands, Inc., 5.63%, 10/15/23^	371,000

		5,379,517

Textiles, Apparel & Luxury Goods (0.2%):
1,345,000	Hanesbrands, Inc., 6.38%, 12/15/20, Callable 2/8/16 @ 103	1,392,075
198,500	Hanesbrands, Inc., 0.00%, 4/15/22(c)	198,913
725,000	Levi Strauss & Co., 6.88%, 5/1/22, Callable 5/1/17 @ 103	775,750

		2,366,738

Trading Companies & Distributors (0.0%):
500,000	International Lease Finance Corp., 2.46%, 6/15/16(c)	498,750

Wireless Telecommunication Services (1.0%):
1,751,000	Metropcs Wireless, Inc., 6.63%, 11/15/20, Callable 1/19/16 @ 103	1,820,147
1,025,000	SBA Communications Corp., 5.63%, 10/1/19, Callable 10/1/16 @ 103^	1,068,563

Continued

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Principal Amount		Fair Value
Corporate Bonds, continued
Wireless Telecommunication Services, continued
$3,775,000	SBA Communications Corp., 5.75%, 7/15/20, Callable 7/15/16 @ 103	$3,926,000
675,000	SBA Communications Corp., 4.88%, 7/15/22, Callable 7/15/17 @ 104	664,875
4,085,000	T-Mobile USA, Inc., 6.54%, 4/28/20, Callable 4/28/16 @ 103	4,258,612

		11,738,197

Total Corporate Bonds (Cost $223,272,291)		214,787,451

Foreign Bonds (0.2%):
Diversified Telecommunication Services (0.1%):
1,100,000	UPC Holding BV, 6.38%, 9/15/22, Callable 9/15/17 @ 103+(b)	1,269,130

Media (0.1%):
382,500	Lynx I Corp., 6.00%, 4/15/21, Callable 4/15/17 @ 103+(b)	582,238

Total Foreign Bonds (Cost $1,873,081)		1,851,368

Yankee Dollars (3.1%):
Diversified Financial Services (0.5%):
2,295,000	Shell International Finance BV, 0.81%, 5/11/20(c)	2,261,385
2,295,000	Virgin Media Secured Finance plc, 5.38%, 4/15/21, Callable 4/15/17 @ 103(b)	2,369,587
1,125,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/26 @ 103(b)	1,094,063

		5,725,035

Diversified Telecommunication Services (0.1%):
1,155,000	Telesat Canada, 6.00%, 5/15/17, Callable 2/8/16 @ 102(b)	1,163,663

Media (1.5%):
1,350,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(b)	1,346,625
1,550,000	Unitymedia Kabelbw GMBH, 6.13%, 1/15/25, Callable 1/15/20 @ 103(b)	1,531,632
6,007,500	UPCB Finance V, Ltd., 7.25%, 11/15/21, Callable 11/15/16 @ 103.63(b)	6,382,969

Shares or Principal Amount		Fair Value
Yankee Dollars, continued
Media, continued
$7,672,500	UPCB Finance VI, Ltd., 6.88%, 1/15/22, Callable 1/15/17 @ 103.44(b)	$8,113,668

		17,374,894

Oil, Gas & Consumable Fuels (0.0%):
360,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	350,145

Semiconductors & Semiconductor Equipment (0.8%):
875,000	NXP Funding BV/NXP Funding LLC, 3.50%, 9/15/16(b)	876,094
5,670,000	NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18^(b)	5,698,350
1,650,000	NXP Funding BV/NXP Funding LLC, 5.75%, 2/15/21, Callable 2/15/17 @ 103(b)	1,716,000
600,000	NXP Funding BV/NXP Funding LLC, 5.75%, 3/15/23, Callable 3/15/18 @ 100(b)	619,500

		8,909,944

Sovereign Bonds (0.2%):
1,925,000	KFW, Series G, 0.50%, 4/19/16	1,923,730

Total Yankee Dollars (Cost $35,597,374)		35,447,411

Securities Held as Collateral for Securities on Loan (8.8%):
100,916,666	AZL T. Rowe Price Capital Appreciation Fund Securities Lending Collateral Account(d)	100,916,666

Total Securities Held as Collateral for Securities on Loan (Cost $100,916,666)		100,916,666

Unaffiliated Investment Company (15.9%):
182,985,391	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(e)	182,985,391

Total Unaffiliated Investment Company (Cost $182,985,391)		182,985,391

Total Investment Securities (Cost $1,215,016,489)(f) — 108.7%		1,250,524,287
Net other assets (liabilities) — (8.7)%		(99,618,713)

Net Assets — 100.0%		$1,150,905,574

Percentages indicated are based on net assets as of December 31, 2015.

MTN—Medium Term Note

#	Security issued in connection with a pending litigation settlement.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $97,494,835.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(e)	The rate represents the effective yield at December 31, 2015.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Amounts shown as “—” are either $0 or round to less than $1.

Over-the-counter options written as of December 31, 2015 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Altria Group, Inc.	Citibank	Call	USD	55.00	01/15/16	172	$(62,529)
American Tower Corp.	Citibank	Call	USD	105.00	01/15/16	36	(166)
American Tower Corp.	Citibank	Call	USD	110.00	01/15/16	61	(47)
American Tower Corp.	Citibank	Call	USD	115.00	01/15/16	73	(5)
Anthem, Inc.	Citibank	Call	USD	155.00	01/15/16	3	(19)
Anthem, Inc.	Citibank	Call	USD	160.00	01/15/16	3	(6)
Apple, Inc.	Citibank	Call	USD	130.00	01/20/17	228	(71,384)
Apple, Inc.	Citibank	Call	USD	135.00	01/20/17	228	(53,819)
Apple, Inc.	Citibank	Call	USD	140.00	01/20/17	228	(40,319)
Bank of New York Mellon	Deutsche Bank	Call	USD	45.00	01/20/17	641	(154,633)
Bank of New York Mellon	Deutsche Bank	Call	USD	47.00	01/20/17	640	(114,394)
Boeing Co. (The)	Citibank	Call	USD	140.00	01/15/16	16	(9,607)
Comcast Corp.	Citibank	Call	USD	62.50	01/20/17	924	(270,893)
Comcast Corp.	Citibank	Call	USD	65.00	01/20/17	926	(202,816)
CVS Health Corp.	Morgan Stanley	Call	USD	90.00	01/15/16	126	(107,626)
CVS Health Corp.	Morgan Stanley	Call	USD	95.00	01/15/16	126	(50,142)
CVS Health Corp.	Citibank	Call	USD	110.00	01/15/16	236	(175)
CVS Health Corp.	Morgan Stanley	Call	USD	115.00	01/15/16	73	(11)
CVS Health Corp.	Morgan Stanley	Call	USD	120.00	01/15/16	74	(2)
Danaher Corp.	Deutsche Bank	Call	USD	105.00	01/20/17	98	(32,797)
Danaher Corp.	Deutsche Bank	Call	USD	110.00	01/20/17	97	(21,185)
Danaher Corp.	Deutsche Bank	Call	USD	115.00	01/20/17	97	(13,747)
Duke Energy Corp.	Citibank	Call	USD	70.00	01/20/17	65	(30,984)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	60.00	01/15/16	315	(516,026)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	75.00	01/15/16	119	(26,814)
Microsoft Corp.	Deutsche Bank	Call	USD	62.50	01/20/17	521	(130,880)
Microsoft Corp.	Deutsche Bank	Call	USD	65.00	01/20/17	521	(98,080)
Mondelez International, Inc.	Citibank	Call	USD	45.00	01/15/16	194	(19,036)
PepsiCo, Inc.	Morgan Stanley	Call	USD	100.00	01/15/16	177	(25,589)
PepsiCo, Inc.	Morgan Stanley	Call	USD	105.00	01/15/16	108	(491)
PepsiCo, Inc.	Morgan Stanley	Call	USD	110.00	01/15/16	184	(10)
The Boeing Co.	Deutsche Bank	Call	USD	160.00	01/20/17	91	(52,223)
The Boeing Co.	Deutsche Bank	Call	USD	165.00	01/20/17	90	(39,978)
The Boeing Co.	Deutsche Bank	Call	USD	170.00	01/20/17	91	(31,192)
Thermo Fisher Scientific, Inc.	Citibank	Call	USD	150.00	01/15/16	143	(3,306)
Thermo Fisher Scientific, Inc.	Deutsche Bank	Call	USD	160.00	01/20/17	68	(41,232)
Thermo Fisher Scientific, Inc.	Deutsche Bank	Call	USD	165.00	01/20/17	68	(32,068)
Thermo Fisher Scientific, Inc.	Deutsche Bank	Call	USD	170.00	01/20/17	68	(24,909)
UnitedHealth Group, Inc.	Citibank	Call	USD	100.00	01/15/16	102	(190,967)
UnitedHealth Group, Inc.	Citibank	Call	USD	105.00	01/15/16	102	(140,661)
UnitedHealth Group, Inc.	Deutsche Bank	Call	USD	140.00	01/20/17	50	(20,208)
UnitedHealth Group, Inc.	Deutsche Bank	Call	USD	145.00	01/20/17	49	(15,222)
Visa, Inc.	Citibank	Call	USD	75.00	01/15/16	357	(131,412)

Total							$(2,777,610)

Exchange-traded options written as of December 31, 2015 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Apple, Inc.	Call	USD	130.00	01/20/17	114	$(37,620)
Apple, Inc.	Call	USD	135.00	01/20/17	114	(28,386)
Apple, Inc.	Call	USD	140.00	01/20/17	114	(21,204)
Visa, Inc.	Call	USD	70.00	01/15/16	176	(140,800)
Visa, Inc.	Call	USD	75.00	01/15/16	180	(56,250)

Total						$(284,260)

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$1,215,016,489

Investment securities, at value*	$1,250,524,287
Cash	274,061
Interest and dividends receivable	4,208,873
Receivable for capital shares issued	842,711
Receivable for investments sold	3,620,533

Total Assets	1,259,470,465

Liabilities:
Payable for investments purchased	3,090,066
Payable for capital shares redeemed	480,919
Written Options (Proceeds received $2,760,331)	3,061,870
Payable for collateral received on loaned securities	100,916,666
Manager fees payable	676,403
Administration fees payable	27,905
Distribution fees payable	241,573
Custodian fees payable	15,454
Administrative and compliance services fees payable	3,846
Trustee fees payable	2,827
Other accrued liabilities	47,362

Total Liabilities	108,564,891

Net Assets	$1,150,905,574

Net Assets Consist of:
Capital	$1,054,602,521
Accumulated net investment income/(loss)	9,621,103
Accumulated net realized gains/(losses) from investment transactions	51,477,121
Net unrealized appreciation/(depreciation) on investments	35,204,829

Net Assets	$1,150,905,574

Shares of beneficial interest (unlimited number of shares authorized, no par value)	71,748,805
Net Asset Value (offering and redemption price per share)	$16.04

*	Includes securities on loan of $97,494,835.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$10,534,837
Interest	9,033,357
Income from securities lending	212,512
Foreign withholding tax	(94,711)

Total Investment Income	19,685,995

Expenses:
Manager fees	7,428,236
Administration fees	276,465
Distribution fees	2,476,079
Custodian fees	49,084
Administrative and compliance services fees	15,315
Trustee fees	52,242
Professional fees	58,414
Shareholder reports	46,380
Other expenses	27,958

Total expenses before reductions	10,430,173
Less expenses voluntarily waived/reimbursed by the Manager	(495,230)

Net expenses	9,934,943

Net Investment Income/(Loss)	9,751,052

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	49,244,137
Net realized gains/(losses) on futures contracts	2,696,659
Net realized gains/(losses) on options contracts	552,960
Net realized gains/(losses) on forward currency contracts	162,271
Change in net unrealized appreciation/depreciation on investments	(18,203,398)

Net Realized/Unrealized Gains/(Losses) on Investments	34,452,629

Change in Net Assets Resulting From Operations	$44,203,681

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL T. Rowe Price Capital Appreciation Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$9,751,052	$5,890,655
Net realized gains/(losses) on investment transactions	52,656,027	33,869,107
Change in unrealized appreciation/depreciation on investments	(18,203,398)	31,445,254

Change in net assets resulting from operations	44,203,681	71,205,016

Distributions to Shareholders:
From net investment income	(5,923,096)	(2,093,311)
From net realized gains	(35,059,736)	(66,596,069)

Change in net assets resulting from distributions to shareholders	(40,982,832)	(68,689,380)

Capital Transactions:
Proceeds from shares issued	380,908,716	271,387,641
Proceeds from dividends reinvested	40,982,832	68,689,380
Value of shares redeemed	(61,777,106)	(74,270,125)

Change in net assets resulting from capital transactions	360,114,442	265,806,896

Change in net assets	363,335,291	268,322,532
Net Assets:
Beginning of period	787,570,283	519,247,751

End of period	$1,150,905,574	$787,570,283

Accumulated net investment income/(loss)	$9,621,103	$5,989,304

Share Transactions:
Shares issued	23,390,083	16,855,919
Dividends reinvested	2,635,552	4,492,438
Shares redeemed	(3,797,329)	(4,617,286)

Change in shares	22,228,306	16,731,071

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$15.90	$15.84	$12.29		$10.98	$11.57

Investment Activities:
Net Investment Income/(Loss)	0.11	0.11	0.07		0.13	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.68	1.69	3.60		1.22	(0.58)

Total from Investment Activities	0.79	1.80	3.67		1.35	(0.49)

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.06)	(0.12)		(0.04)	(0.10)
Net Realized Gains	(0.55)	(1.68)	—		—	—

Total Dividends	(0.65)	(1.74)	(0.12)		(0.04)	(0.10)

Net Asset Value, End of Period	$16.04	$15.90	$15.84		$12.29	$10.98

Total Return(a)	5.07%	11.77%	29.94	%(c)	12.32%	(4.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,150,906	$787,570	$519,248		$420,994	$364,642
Net Investment Income/(Loss)	0.98%	0.93%	0.44%		1.14%	0.71%
Expenses Before Reductions(b)	1.05%	1.05%	1.06%		1.07%	1.10%
Expenses Net of Reductions	1.00%	1.00%	1.01%		1.02%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.00%	1.00%	1.01%		1.03%	1.06%
Portfolio Turnover Rate	73%	72%	122	%(d)	24%	11%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the return was 0.10%.

(d)	Effective November 15, 2013, the Subadviser changed from Davis Selected Advisors, LP to T. Rowe Price Associates, Inc. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to higher portfolio turnover rate for the year ended December 31, 2013 as compared to prior years.

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $89.3 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $21,084 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund had no forward currency contracts outstanding as of December 31, 2015. The monthly average amount for these contracts was $1.2 million for the year ended December 31, 2015.

Futures Contracts

During the year ended December 31, 2015, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Fund had no futures contracts outstanding as of December 31, 2015. The monthly average notional amount for these contracts was $2.9 million for the period ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2015, the Fund wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

The Fund had the following transactions in written call and put options during the year ended December 31, 2015:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	(9,063)	$(2,178,591)
Options written	(9,803)	(2,880,892)
Options exercised	721	132,785
Options expired	24	5,952
Options closed	8,834	2,160,415

Options outstanding at December 31, 2015	(9,287)	$(2,760,331)

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Investment securities, at value (purchased options)	$—	Written options	$3,061,870

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on options contracts/ Change in unrealized appreciation/depreciation on investments	$552,960	$2,123,962

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	2,696,659	(487,022)

Foreign Currency Risk Exposure

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	162,271	(9,817)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2015. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015.

As of December 31, 2015, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Option contracts	$—	$3,061,870

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	3,061,870
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(284,260)

Total assets and liabilities subject to a MNA	$—	$2,777,610

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank	$1,228,151	$—	$—	$—	$1,228,151
Deutsche Bank	822,748	—	—	—	822,748
Morgan Stanley	726,711	—	—	—	726,711

Total	$2,777,610	$—	$—	$—	$2,777,610

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 15, 2013, the Fund was subadvised by Davis Selected Advisors, L.P. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

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AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $9,426 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities+	$—	$1,312,438	$1,312,438
Common Stocks
Beverages	6,894,480	1,870,401	8,764,881
Hotels, Restaurants & Leisure	—	5,841,041	5,841,041
Professional Services	5,637,268	1,435,703	7,072,971
Other Common Stocks+	666,435,227	—	666,435,227
Convertible Preferred Stocks+	9,329,902	—	9,329,902
Corporate Bonds+	—	214,787,451	214,787,451
Foreign Bonds+	—	1,851,368	1,851,368
Preferred Stocks+	15,779,540	—	15,779,540
Yankee Dollars+	—	35,447,411	35,447,411
Securities Held as Collateral for Securities on Loan	—	100,916,666	100,916,666
Unaffiliated Investment Company	182,985,391	—	182,985,391

Total Investment Securities	$887,061,808	$363,462,479	$1,250,524,287

Other Financial Instruments:*
Written Options	16,160	(317,699)	(301,539)

Total Investments	$887,077,968	$363,144,780	$1,250,222,748

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$851,912,728	$622,462,615

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$—	$10,002,344

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Sino-Forest Corp.	1/30/13	—	488,000	—	—%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions.

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AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $1,216,729,570. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$63,610,094
Unrealized depreciation	(29,815,377)

Net unrealized appreciation/(depreciation)	$33,794,717

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$25,025,860	$15,956,972	$40,982,832

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$2,093,311	$66,596,069	$68,689,380

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL T. Rowe Price Capital Appreciation Fund	$22,581,379	$40,229,925	$—	$33,491,749	$96,303,053

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL T. Rowe Price Capital Appreciation Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 18.56% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $15,956,972.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $19,102,764.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

23

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

24

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL® Wells Fargo Large Cap Growth Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 14

Other Federal Income Tax Information Page 15

Other Information Page 16

Approval of Investment Advisory and Subadvisory Agreements Page 17

Information about the Board of Trustees and Officers Page 20

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Wells Fargo Large Cap Growth Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Wells Fargo Large Cap Growth Fund and Wells Capital Management Incorporated serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Wells Fargo Large Cap Growth Fund returned 4.48%. That compared to a 5.67% total return for its benchmark, the Russell 1000® Growth Index1.

The reporting period began on a positive note with U.S. growth equities sustaining a generally upward trend through July, driven by signs of economic expansion and continued favorable monetary policy. However, the stock market experienced increased volatility in the latter part of the period due to various factors including investor concerns regarding China’s slowing growth and uncertainty over whether the Federal Reserve would raise its benchmark federal funds rate.

The Fund’s absolute performance benefitted from solid results within the information technology sector as well as gains from several consumer discretionary holdings, including an athletic apparel and footwear company. However, weakness in the railroad industry, which suffered from declining transportation volumes and a decelerating energy market, negatively impacted absolute returns.*

The Fund underperformed relative to its benchmark, in part due to its railroad holdings for the same challenges noted above. The Fund reduced its allocation to railroad stocks as a result. The Fund’s holdings in the consumer discretionary and financial sectors, specifically shares of credit card companies, also contributed to its underperformance.*

Additionally, because of the Fund’s focus on faster growing companies, it tends to have a lower average market capitalization than its benchmark, as some mega-cap companies typically do not grow fast enough to merit inclusion in the portfolio. The Fund’s underweight position in the mega-cap universe detracted from relative performance as investors favored these companies during the reporting period.*

The Fund’s relative performance benefited from stock selection within the information technology sector. For example, shares of a major social media company advanced significantly due to strong advertising revenue growth, especially within its mobile segment. Selective positioning within energy also proved beneficial to relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Wells Fargo Large Cap Growth Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of large-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

		Since
	1	Inception
	Year	(4/28/14)
AZL® Wells Fargo Large Cap Growth Fund	4.48%	10.18%
Russell 1000® Growth Index	5.67%	11.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Wells Fargo Large Cap Growth Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expenses), to 1.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Wells Fargo Large Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Wells Fargo Large Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Wells Fargo Large Cap Growth Fund	$1,000.00	$1,013.30	$5.02	0.99%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Wells Fargo Large Cap Growth Fund	$1,000.00	$1,020.20	$5.04	0.99%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	34.8%
Consumer Discretionary	26.0
Health Care	18.8
Industrials	7.4
Consumer Staples	6.1
Materials	3.0
Financials	2.3
Energy	1.1

Total Common Stocks	99.5
Securities Held as Collateral for Securities on Loan	11.5
Money Market	0.7
Time Deposit	— ^

Total Investment Securities	111.7
Net other assets (liabilities)	(11.7)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Wells Fargo Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (99.5%):
Aerospace & Defense (1.4%):
8,630	Boeing Co. (The)	$1,247,812

Airlines (1.4%):
28,230	Southwest Airlines Co.	1,215,584

Auto Components (0.9%):
9,190	Delphi Automotive plc	787,859

Biotechnology (11.1%):
13,940	Alexion Pharmaceuticals, Inc.*	2,659,055
2,030	Biogen Idec, Inc.*	621,891
4,390	BioMarin Pharmaceutical, Inc.*	459,896
13,980	Celgene Corp.*	1,674,245
13,280	Gilead Sciences, Inc.	1,343,803
4,140	Incyte Corp.*	448,983
8,480	Medivation, Inc.*	409,923
3,500	Regeneron Pharmaceuticals, Inc.*	1,900,045
2,840	Vertex Pharmaceuticals, Inc.*	357,357

		9,875,198

Capital Markets (1.6%):
40,050	TD Ameritrade Holding Corp.	1,390,136

Chemicals (3.0%):
13,290	Ecolab, Inc.	1,520,110
11,120	Praxair, Inc.	1,138,688

		2,658,798

Communications Equipment (0.5%):
2,530	Palo Alto Networks, Inc.*	445,634

Consumer Finance (0.7%):
11,680	Discover Financial Services	626,282

Food & Staples Retailing (4.0%):
13,690	Costco Wholesale Corp.	2,210,935
13,520	CVS Health Corp.	1,321,850

		3,532,785

Health Care Equipment & Supplies (1.5%):
16,850	Medtronic plc	1,296,102

Health Care Providers & Services (1.6%):
13,320	AmerisourceBergen Corp.	1,381,417

Health Care Technology (0.8%):
12,160	Cerner Corp.*	731,667

Hotels, Restaurants & Leisure (4.6%):
1,020	Chipotle Mexican Grill, Inc.*^	489,447
24,810	Hilton Worldwide Holdings, Inc.	530,934
17,370	Marriott International, Inc., Class A^	1,164,485
32,530	Starbucks Corp.	1,952,776

		4,137,642

Household Products (0.7%):
8,950	Colgate-Palmolive Co.	596,249

Industrial Conglomerates (2.0%):
6,670	3M Co., Class B	1,004,769
8,340	Danaher Corp.	774,619

		1,779,388

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (4.1%):
3,600	Amazon.com, Inc.*	$2,433,203
4,820	Netflix, Inc.*	551,312
550	Priceline Group, Inc. (The)*	701,223

		3,685,738

Internet Software & Services (10.3%):
4,930	Akamai Technologies, Inc.*	259,466
3,890	Alphabet, Inc., Class A*	3,026,459
3,170	Alphabet, Inc., Class C*	2,405,650
33,570	Facebook, Inc., Class A*	3,513,436

		9,205,011

IT Services (8.9%):
9,460	Accenture plc, Class A	988,570
8,130	Alliance Data Systems Corp.*	2,248,514
8,990	Cognizant Technology Solutions Corp., Class A*	539,580
23,660	MasterCard, Inc., Class A	2,303,537
23,850	Visa, Inc., Class A	1,849,568

		7,929,769

Life Sciences Tools & Services (0.7%):
9,460	Quintiles Transnational Holdings, Inc.*	649,524

Media (2.2%):
1,950	Charter Communications, Inc., Class A*	357,045
15,500	Walt Disney Co. (The)	1,628,740

		1,985,785

Multiline Retail (3.4%):
31,950	Dollar Tree, Inc.*^	2,467,179
11,400	Nordstrom, Inc.^	567,834

		3,035,013

Oil, Gas & Consumable Fuels (1.1%):
10,700	Concho Resources, Inc.*	993,602

Personal Products (1.4%):
14,120	Estee Lauder Co., Inc. (The), Class A	1,243,407

Pharmaceuticals (3.1%):
2,101	Allergan plc*	656,563
16,210	Bristol-Myers Squibb Co.	1,115,085
6,990	Perrigo Co. plc	1,011,453

		2,783,101

Road & Rail (2.6%):
2,330	Canadian Pacific Railway, Ltd.	297,308
7,800	Kansas City Southern	582,426
18,750	Union Pacific Corp.	1,466,250

		2,345,984

Semiconductors & Semiconductor Equipment (3.7%):
7,760	ARM Holdings plc, ADR	351,062
4,300	Avago Technologies, Ltd.^	624,145
28,300	Microchip Technology, Inc.^	1,317,082
18,130	Texas Instruments, Inc.	993,705

		3,285,994

Software (8.4%):
12,260	Adobe Systems, Inc.*	1,151,704
42,370	Microsoft Corp.	2,350,687
19,470	Salesforce.com, Inc.*	1,526,448

Continued

4

AZL Wells Fargo Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Software, continued
14,630	ServiceNow, Inc.*	$1,266,373
11,550	Splunk, Inc.*^	679,256
5,440	Tableau Software, Inc., Class A*	512,557

		7,487,025

Specialty Retail (7.0%):
25,240	CarMax, Inc.*^	1,362,203
11,670	Home Depot, Inc. (The)	1,543,358
6,900	O’Reilly Automotive, Inc.*^	1,748,597
18,430	Tractor Supply Co.	1,575,765

		6,229,923

Technology Hardware, Storage & Peripherals (3.0%):
25,000	Apple, Inc.	2,631,500

Textiles, Apparel & Luxury Goods (3.8%):
31,820	Nike, Inc., Class B	1,988,750
22,930	VF Corp.	1,427,393

		3,416,143

Total Common Stocks (Cost $71,893,593)		88,610,072

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (11.5%):
$10,241,143	AZL Wells Fargo Large Cap Growth Fund Securities Lending Collateral Account(a)	$10,241,143

Total Securities Held as Collateral for Securities on Loan (Cost $10,241,143)		10,241,143

Unaffiliated Investment Company (0.7%):
605,301	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	605,301

Total Unaffiliated Investment Company (Cost $605,301)		605,301

Time Deposit (0.0%):
164	BNY Mellon Cash Reserve, 0.00%, 12/31/49(b)	164

Total Unaffiliated Investment Company (Cost $164)		164

Total Investment Securities (Cost $82,740,037)(c) — 111.7%		99,456,680
Net other assets (liabilities) — (11.7)%		(10,427,689)

Net Assets — 100.0%		$89,028,991

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $9,905,909.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(b)	The rate represents the effective yield at December 31, 2015.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Wells Fargo Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$82,740,037

Investment securities, at value*	$99,456,516
Interest and dividends receivable	41,845
Receivable for investments sold	486,975

Total Assets	99,985,336

Liabilities:
Payable for investments purchased	635,117
Payable for collateral received on loaned securities	10,241,143
Manager fees payable	53,507
Administration fees payable	2,764
Distribution fees payable	19,110
Custodian fees payable	2,331
Administrative and compliance services fees payable	299
Trustee fees payable	220
Other accrued liabilities	1,854

Total Liabilities	10,956,345

Net Assets	$89,028,991

Net Assets Consist of:
Capital	$72,794,529
Accumulated net investment income/(loss)	85,947
Accumulated net realized gains/(losses) from investment transactions	(567,964)
Net unrealized appreciation/(depreciation) on investments	16,716,479

Net Assets	$89,028,991

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,566,613
Net Asset Value (offering and redemption price per share)	$11.77

*	Includes securities on loan of $9,905,909.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$1,041,792
Income from securities lending	6,175
Foreign withholding tax	(403)

Total Investment Income	1,047,564

Expenses:
Manager fees	768,894
Administration fees	28,280
Distribution fees	240,279
Custodian fees	6,620
Administrative and compliance services fees	1,304
Trustee fees	4,549
Professional fees	4,671
Shareholder reports	1,185
Other expenses	1,933

Total expenses before reductions	1,057,715
Less expenses voluntarily waived/reimbursed by the Manager	(96,111)

Net expenses	961,604

Net Investment Income/(Loss)	85,960

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(358,960)
Change in net unrealized appreciation/depreciation on investments	4,884,990

Net Realized/Unrealized Gains/(Losses) on Investments	4,526,030

Change in Net Assets Resulting From Operations	$4,611,990

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Wells Fargo Large Cap Growth Fund
	For the Year Ended December 31, 2015	April 28, 2014 to December 31, 2014 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$85,960	$9,874
Net realized gains/(losses) on securities transactions	(358,960)	(239,943)
Change in unrealized appreciation/depreciation on investments	4,884,990	11,831,489

Change in net assets resulting from operations	4,611,990	11,601,420

Distributions to Shareholders:
From net investment income	(37,640)	—

Change in net assets resulting from distributions to shareholders	(37,640)	—

Capital Transactions:
Proceeds from shares issued	396,325	97,277,902
Proceeds from dividends reinvested	37,640	—
Value of shares redeemed	(17,718,995)	(7,139,651)

Change in net assets resulting from capital transactions	(17,285,030)	90,138,251

Change in net assets	(12,710,680)	101,739,671
Net Assets:
Beginning of period	101,739,671	—

End of period	$89,028,991	$101,739,671

Accumulated net investment income/(loss)	$85,947	$68,566

Share Transactions:
Shares issued	34,886	9,680,346
Dividends reinvested	3,308	—
Shares redeemed	(1,498,605)	(653,322)

Change in shares	(1,460,411)	9,027,024

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

7

AZL Wells Fargo Large Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	April 28, 2014 to December 31, 2014 (a)
Net Asset Value, Beginning of Period	$11.27	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01	—
Net Realized and Unrealized Gains/(Losses) on Investments	0.49	1.27

Total from Investment Activities	0.50	1.27

Dividends to Shareholders From:
Net Investment Income	— (b)	—

Total Dividends	— (b)	—

Net Asset Value, End of Period	$11.77	$11.27

Total Return(c)	4.48%	12.70	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$89,029	$101,740
Net Investment Income/(Loss)	0.09%	0.01%
Expenses Before Reductions(e)	1.10%	1.09%
Expenses Net of Reductions(f)	1.00%	0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(g)	1.00%	0.99%
Portfolio Turnover Rate	26%	24	%(d)

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Annualized for periods less than one year.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 36 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Wells Fargo Large Cap Growth Fund (the “Fund”), and 35 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

9

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $7.2 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $615 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Wells Capital Management Incorporated (“Wells Capital”), Wells Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Wells Fargo Large Cap Growth Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

10

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $981 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$88,610,072	$—	$88,610,072
Securities Held as Collateral for Securities on Loan	—	10,241,143	10,241,143
Unaffiliated Investment Company	605,301	—	605,301
Time Deposits	—	164	164

Total Investment Securities	$89,215,373	$10,241,307	$99,456,680

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Wells Fargo Large Cap Growth Fund	$24,820,407	$42,150,302

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $83,065,013. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,689,115
Unrealized depreciation	(2,297,612)

Net unrealized appreciation/(depreciation)	$16,391,503

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expire

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Wells Fargo Large Cap Growth Fund	$—	$242,988	$242,988

During the year ended December 31, 2015, the Fund utilized $232,691 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Wells Fargo Large Cap Growth Fund	$37,640	$—	$37,640

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Wells Fargo Large Cap Growth Fund	$—	$—	$—

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

12

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Wells Fargo Large Cap Growth Fund	$85,947	$—	$(242,988)	$16,391,503	$16,234,462

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Wells Fargo Large Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Wells Fargo Large Cap Growth Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year or period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreements were approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, seven Funds were in the top 40%, 13 were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2015, twelve Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2015, 11 Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 36 Funds reviewed by the Board of Trustees in the fall of 2015, 30 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2015 for the 36 Funds was as follows; (1) 30 of the Funds had total expense rankings below the 65th percentile (with 20 Funds below the 50th percentile); (2) the AZL Enhanced Bond Index Fund had a total expense ranking in the 71st percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL Money Market Fund had a total expense ranking in the 80th percentile; the Manager reported that the Fund has been waiving expenses since July, 2009 to maintain a 0.00% yield; (4) for the AZL Russell 1000 Growth Index Fund and the AZL Russell 1000 Value Index Fund, the Manager recommended a temporary management fee waiver, effective May 1, 2016, which would move the rankings from the 66th to the 33rd percentiles for such Funds; (5) for the AZL International Value Fund, the Manager recommended a management fee waiver of 3 basis points, effective November 1, 2015 which would move the ranking from the 75th to the 65th percentiles; and (6) for the AZL Schroder Emerging Markets Equity Fund, the Manager recommended a management fee waiver of 8 basis points, effective November 1, 2015, which would move the rankings from the 73rd to the 65th percentiles.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability

18

information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $7.4 billion, and that no single Fund had assets in excess of $854 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2015	2014
(a)	Audit Fees	$476,000	$403,000
(b)	Audit-Related Fees	$5,500	$8,500

	The fees relate to the review of post-effective registration statements paid to KPMG LLP.

		2015	2014
(c)	Tax Fees	$149,760	$93,000

	The fees relate to the preparation of the registrant’s tax returns and tax reclaim and international tax consulting services.

		2015	2014
(d)	All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

	2015	2014
4(g)	$155,260	$101,500

4(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

  Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

  Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date March 4, 2016

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes, Principal Financial Officer

Date March 4, 2016